                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR



  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                 Investment Company Act file number 811-03605



                         Northern Institutional Funds
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                            50 SOUTH LASALLE STREET
                               CHICAGO, IL 60603
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)



                         LLOYD A. WENNLUND, PRESIDENT
                         NORTHERN INSTITUTIONAL FUNDS
                            50 SOUTH LASALLE STREET
                               CHICAGO, IL 60603
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)



Registrant's telephone number, including area code: (312) 557-7547


Date of fiscal year end: November 30


Date of reporting period: November 30, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                        MONEY MARKET PORTFOLIOS

TABLE OF CONTENTS


 2  PORTFOLIO MANAGEMENT COMMENTARY

 7  STATEMENTS OF ASSETS AND LIABILITIES

 8  STATEMENTS OF OPERATIONS

 9  STATEMENTS OF CHANGES IN NET ASSETS

11  FINANCIAL HIGHLIGHTS

20  SCHEDULES OF INVESTMENTS

20   DIVERSIFIED ASSETS PORTFOLIO

25   GOVERNMENT PORTFOLIO

27   GOVERNMENT SELECT PORTFOLIO

29   TAX-EXEMPT PORTFOLIO

36   MUNICIPAL PORTFOLIO

54  ABBREVIATIONS AND OTHER INFORMATION

55  NOTES TO THE FINANCIAL STATEMENTS

60  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

61  TAX INFORMATION

62  FUND EXPENSES

64  TRUSTEES AND OFFICERS

68  FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

                          ---------------------------

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED

--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

DIVERSIFIED ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Earlier in 2007, investment yields had drifted lower based on expectations for continued economic weakness evidenced by moderating housing, manufacturing and business investment data. By the summer, the markets were witnessing significant credit deterioration and an unprecedented liquidity crunch, driven by higher than expected delinquencies in the subprime mortgage sector. Furthermore, the failure of two highly leveraged Bear Stearns hedge funds and the halting of redemptions for three BNP Paribas investment funds caused credit spreads to widen and sparked a flight to quality into Treasuries. In the second half of the fiscal year, the LIBOR rate gradually moved higher based on liquidity concerns and a tighter credit environment that caused central banks to inject additional liquidity into the financial system and provide emergency funding to banks. The Federal Reserve also responded by lowering the federal funds rate by a total of 75 basis points and the discount rate by 125 basis points toward the end of the fiscal year.

For its most recent fiscal year ended November 30, 2007, the Diversified Assets Portfolio posted a 5.07% return, compared with the 4.98% return of iMoneyNet/TM/ First Tier Institutional, a composite of professionally managed money market investments with similar investment objectives.

We targeted a neutral to above-average duration for the Portfolio throughout the period, making constant adjustments to Portfolio duration based on our interest rate expectations and market conditions. We also trimmed the Portfolio's exposure to asset-backed commercial paper, and confined new purchases to the highest-rated credits backed by strong bank liquidity support agreements. Given the heightened uncertainty surrounding the market, principal and liquidity preservation have remained our primary concerns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                      SERVICE  PREMIER    IMONEYNET/TM/     CURRENT
TOTAL RETURN  SHARES   SHARES   SHARES  FIRST TIER INSTL  7-DAY YIELD
---------------------------------------------------------------------
ONE YEAR      5.07%    4.80%    4.53%       4.98%
FIVE YEAR     2.89     2.62     2.36        2.81            4.61%**
TEN YEAR      3.73     3.33*    2.93*       3.63
------------  ----     ----     ----        ----            ----

*    Since inception.

**   For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2007. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 4.59% as of November 30, 2007. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2007, the maturity analysis for the Diversified Assets Portfolio as a percentage of investments was:

MATURITY           %
----------------------
0 - 14 DAYS      50.8%
15 - 30 DAYS     14.5
31 - 60 DAYS     16.7
61 - 90 DAYS      5.9
91 - 180 DAYS     6.4
181 - 364 DAYS    5.7
--------------   -----

PORTFOLIO MANAGER

PETER YI
With Northern Trust since 2000

FUND FACTS (as of 11/30/07)

TICKER SYMBOL                BDAXX
INCEPTION DATE
SHARES                      6/1/83
SERVICE SHARES              7/1/98
PREMIER SHARES              4/1/99

TOTAL NET ASSETS   $15,075,059,682

NET ASSET VALUE
SHARES                       $1.00
SERVICE SHARES                1.00
PREMIER SHARES                1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

For much of the period ended November 30, 2007, the Federal Reserve held the federal funds rate steady at 5.25%, citing mixed economic signals. In short, economic growth overshadowed the ongoing slump in the housing market and the subprime mortgage problems. Inflationary pressures remained a concern as, while some readings on core inflation improved, officials seemed worried about a rise in food and energy prices.

In September, the Fed responded to tightening credit and a falling stock market by lowering the benchmark rate by 50 basis points to 4.75%. The decline in credit availability and the slowdown in the housing sector triggered concerns that the economy could be headed for a recession. In response to the continuing deterioration of the financial markets, the Fed lowered rates by another 25 basis points on October 31. As they intensify, it seems inevitable that the housing and credit problems will affect the spending patterns of businesses and consumers.

For the 12-month period ended November 30, 2007, the Portfolio provided a total return of 4.93%, as compared to 4.82% for the iMoneyNet/TM/ Government & Agencies Institutional category, a composite of professionally managed money market investments with similar investment objectives. During the year, we sought to capture buying opportunities as they arose, keeping the Portfolio's average maturity slightly longer than the benchmark. Floating-rate instruments with 30- and 90-day resets were added along with a barbelled position in fixed-date securities as a hedge against future Fed moves. As the credit situation deepened, a shift was made to seek to preserve liquidity.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                            IMONEYNET/TM/
                        SERVICE   PREMIER      GOVT &          CURRENT
TOTAL RETURN   SHARES   SHARES    SHARES    AGENCIES INSTL   7-DAY YIELD
------------------------------------------------------------------------
ONE YEAR        4.93%    4.67%     4.40%        4.82%
FIVE YEAR       2.83     2.56      2.30         2.73           4.36%**
TEN YEAR        3.62     3.10*     2.88*        3.53
------------    ----     ----      ----         ----           ----

*    Since inception.

**   For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2007. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 4.34% for Shares as of November 30, 2007. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2007, the maturity analysis for the Government Portfolio as a percentage of investments was:

MATURITY           %
----------------------
0 - 14 DAYS      47.9%
15 - 30 DAYS     10.6
31 - 60 DAYS      6.6
61 - 90 DAYS     18.8
91 - 180 DAYS    13.8
181 - 364 DAYS    2.3
--------------   -----

PORTFOLIO MANAGER

MARY ANN FLYNN
With Northern Trust since 1969

FUND FACTS (as of 11/30/07)

TICKER SYMBOL               BNGXX

INCEPTION DATE
SHARES                   10/29/85
SERVICE SHARES             4/1/99
PREMIER SHARES           12/15/98

TOTAL NET ASSETS   $3,127,776,362

NET ASSET VALUE
SHARES                      $1.00
SERVICE SHARES               1.00
PREMIER SHARES               1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The Federal Reserve held the federal funds rate steady at 5.25% for much of the fiscal year, citing continued inflationary concerns. While the second quarter of 2007 saw the slump in the U.S. housing market go from bad to worse, inflation remained the Fed's main focus, as officials feared energy prices would cause the cost of other goods to rise. In September, the Fed responded to tightening credit and a falling stock market by lowering the benchmark rate by 50 basis points to 4.75%. In response to the continuing deterioration of the financial markets, the Fed lowered rates by another 25 basis points on October 31.

Fannie Mae's CEO has predicted that the housing slump will extend beyond 2008, and continuing record foreclosures are expected to increase losses at the agency. Reversing policy, the Bush Administration has announced that it will allow Fannie Mae and Freddie Mac to expand their investments in an effort to make it easier for consumers to get mortgages. These agencies are important to the mortgage industry, as any negative issues they have can decrease the volume of bank lending.

For the 12 months ended November 30, 2007, the Portfolio provided a total return of 5.03%, as compared to 4.82% for the iMoneyNet/TM/ Government & Agencies Institutional category, a composite of professionally managed money market investments with similar investment objectives. As the period began, we sought to pursue opportunities to capture higher yields. We added variable-rate securities along with barbelled fixed-rate positions as a hedge against Fed moves. As credit fears grew stronger, a shift to liquidity preservation was implemented.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                            IMONEYNET/TM/
                        SERVICE   PREMIER       GOVT &         CURRENT
TOTAL RETURN   SHARES   SHARES    SHARES    AGENCIES INSTL   7-DAY YIELD
------------------------------------------------------------------------
ONE YEAR        5.03%    4.75%     4.48%         4.82%
FIVE YEAR       2.91     2.65      2.38          2.73          4.37%**
TEN YEAR        3.71     3.16*     2.98*         3.53
------------    ----     ----      ----          ----          ----

*    Since inception.

**   For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2007. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 4.25% for Shares as of November 30, 2007. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2007, the maturity analysis for the Government Select Portfolio as a percentage of investments was:

MATURITY           %
----------------------
0 - 14 DAYS      48.8%
15 - 30 DAYS     18.4
31 - 60 DAYS      7.1
61 - 90 DAYS     14.4
91 - 180 DAYS     9.7
181 - 364 DAYS    1.6
--------------   -----

PORTFOLIO MANAGER

MARY ANN FLYNN
With Northern Trust since 1969

FUND FACTS (as of 11/30/07)

TICKER SYMBOL               BGSXX

INCEPTION DATE
SHARES                    11/7/90
SERVICE SHARES            5/28/99
PREMIER SHARES           11/23/98

TOTAL NET ASSETS   $8,331,432,416

NET ASSET VALUE
SHARES                      $1.00
SERVICE SHARES               1.00
PREMIER SHARES               1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         MONEY MARKET PORTFOLIOS

TAX - EXEMPT PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The Portfolio grew by approximately $400 million for the most recent fiscal year as institutional investors seemed to value its liquidity and tax-free returns. The financial markets experienced significant dislocation as the U.S. housing market softened, creating uncertainty during the period. Homeowners, as well as investors in mortgage-related securities, were left to struggle to accurately determine the value of their assets. Ultimately, we believe market participants shunned credit exposure and structured products in favor of the safest and most liquid investments.

We believe the Portfolio was well positioned to weather the storm created by the housing market. Our strategy during the period was to maintain liquidity and lock in fixed-rate yield. We employed a barbell strategy by purchasing variable-rate demand bonds with daily or weekly resets, balanced by one-year fixed-rate notes. All purchases had the highest short-term rating available. The Portfolio had no exposure to structured investment vehicles and enjoyed ample diversification and liquidity to handle all cash fluctuations. For the period, the Portfolio provided a total return of 3.36%, versus 3.25% for the iMoneyNet/TM/ Tax-Free Institutional category, a composite of professionally managed money market investments with similar investment objectives.

We believe that the turmoil created in the financial markets caused the Federal Reserve to adopt an easing stance to avoid any potential spillover into the broader economy. The Fed periodically injected liquidity into the market during 2007 and appears to be continuing to monitor market dynamics.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                        SERVICE    IMONEYNET/TM/     CURRENT
TOTAL RETURN   SHARES    SHARES   TAX-FREE INSTL   7-DAY YIELD
--------------------------------------------------------------
ONE YEAR        3.36%    3.10%         3.25%
FIVE YEAR       2.02     1.75          1.90          3.21%**
TEN YEAR        2.44     2.03*         2.30
------------    ----     ----          ----          ----

* Since inception.

** For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2007. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 3.18% for Shares as of November 30, 2007. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Income from Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2007, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:

MATURITY           %
---------------------
0 - 14 DAYS      82.0%
15 - 30 DAYS      0.0
31 - 60 DAYS      1.0
61 - 90 DAYS      2.9
91 - 180 DAYS     3.9
181 - 364 DAYS   10.2
--------------   ----

PORTFOLIO MANAGER

KURT STOEBER
With Northern Trust since 2000

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             BTEXX

INCEPTION DATE
SHARES                  8/12/83
SERVICE SHARES          5/13/99

TOTAL NET ASSETS   $937,462,130

NET ASSET VALUE
SHARES                    $1.00
SERVICE SHARES             1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

MUNICIPAL PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Sagging U.S. housing prices caused the financial markets to experience significant dislocations during the 12 months ended November 30, 2007. Most notably, the inability of investors in mortgage-backed securities to accurately determine the value of their assets sparked a flight out of riskier assets and into the safest and most liquid investments. In order to forestall any spillover of the housing crisis into the broader economy, the Fed lowered its fed funds rate by three-quarters of a point in the final three months of the annual period ended November 30, 2007.

We believe the Portfolio, which sought to offer institutional investors tax-exempt income, diversification and liquidity during the period, was well positioned to weather the storm caused by the weakness in the housing market. The Portfolio returned 3.52% for the 12-month period, compared with 3.25% for the iMoneyNet/TM/ Tax-Free Institutional category, a composite of professionally managed money market investments with similar investment objectives.

We believe the Portfolio benefited from having no exposure to structured investment vehicles, which performed poorly in the second half of the period. Also, the Portfolio was broadly diversified and had suficient liquidity to handle fluctuations in cash flows. We purchased a significant amount of fixed-rate one-year municipal notes to maintain duration and lock in yield during the period, a positive given the decline in yields.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                           SERVICE   PREMIER    IMONEYNET/TM/      CURRENT
TOTAL RETURN      SHARES    SHARES    SHARES   TAX-FREE INSTL   7-DAY YIELD
---------------------------------------------------------------------------
ONE YEAR           3.52%    3.26%     2.98%         3.25%
FIVE YEAR          2.16     1.90      N/A           1.90          3.42%**
SINCE INCEPTION    2.39     2.09      2.83          6.20*
---------------    ----     ----      ----          ----          ----

* Since inception of Shares Class.

** For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2007. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 3.30% for Shares as of November 30, 2007. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Income from Municipal Portfolio may be subject to federal alternative minimum tax (AMT) and state and local taxes.

MATURITY ANALYSIS

At November 30, 2007, the maturity analysis for the Municipal Portfolio as a percentage of investments was:

MATURITY           %
---------------------
0 - 14 DAYS      89.6%
15 - 30 DAYS      0.7
31 - 60 DAYS      0.5
61 - 90 DAYS      1.0
91 - 180 DAYS     1.5
181 - 364 DAYS    6.7
--------------   ----

PORTFOLIO MANAGER

KURT STOEBER
With Northern Trust since 2000

FUND FACTS (as of 11/30/07)

TICKER SYMBOL               NMUXX

INCEPTION DATE
SHARES                    12/1/99
SERVICE SHARES           12/11/00
PREMIER SHARES            11/9/05

TOTAL NET ASSETS   $4,102,775,356

NET ASSET VALUE
SHARES                      $1.00
SERVICE SHARES               1.00
PREMIER SHARES               1.00

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2007

                                                         DIVERSIFIED                GOVERNMENT
                                                           ASSETS      GOVERNMENT     SELECT     TAX-EXEMPT    MUNICIPAL
Amounts in thousands, except per share data               PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                           $11,789,020   $2,055,982   $8,338,394    $933,539    $4,076,579
Repurchase agreements, at cost which approximates fair
   value                                                   3,593,589    1,078,111           --          --            --
Cash                                                              --           --            7          --         9,028
Interest income receivable                                   100,924        7,071       21,865       5,850        20,764
Dividend income receivable                                        --           --           --          49           133
Receivable for securities sold                                   285           --           --         624         6,901
Receivable from affiliated administrator                         229           33           90          24            83
Prepaid and other assets                                          73           23           43           7            18
Total Assets                                              15,484,120    3,141,220    8,360,399     940,093     4,113,506
------------------------------------------------------   -----------   ----------   ----------    --------    ----------
LIABILITIES:
Cash overdraft                                                    --          197           --          12            --
Payable for securities purchased                             350,000           --           --          --            71
Payable for fund shares redeemed                                  40           --           --          15            80
Distributions payable to shareholders                         54,406       12,122       27,407       2,310         9,892
Payable to affiliates:
   Investment advisory fees                                    2,936          693          618         183           300
   Co-administration fees                                      1,174          277          619          73           300
   Custody and accounting fees                                   128           31           64          10            36
   Transfer agent fees                                            10            8           10           1            --
   Trustee fees                                                   52           17           27           5             7
Accrued other liabilities                                        314           99          221          22            45
Total Liabilities                                            409,060       13,444       28,966       2,631        10,731
------------------------------------------------------   -----------   ----------   ----------    --------    ----------
Net Assets                                               $15,075,060   $3,127,776   $8,331,433    $937,462    $4,102,775
------------------------------------------------------   -----------   ----------   ----------    --------    ----------
ANALYSIS OF NET ASSETS:
Capital stock                                            $15,075,078   $3,127,786   $8,331,414    $937,452    $4,102,728
Accumulated undistributed net investment income                   --           --           19          10            47
Accumulated realized losses                                      (18)         (10)          --          --            --
Net Assets                                               $15,075,060   $3,127,776   $8,331,433    $937,462    $4,102,775
------------------------------------------------------   -----------   ----------   ----------    --------    ----------
Net Assets:
   Shares                                                $14,850,516   $2,944,139   $8,005,182    $933,614    $4,055,785
   Service Shares                                            209,839      179,435       84,905       3,848        46,658
   Premier Shares                                             14,705        4,202      241,346          --           332
Total Shares Outstanding (no par value, unlimited
   shares authorized):
   Shares                                                 14,850,534    2,944,117    8,005,158     933,594     4,055,744
   Service Shares                                            209,839      179,435       84,903       3,849        46,653
   Premier Shares                                             14,705        4,202      241,344          --           332
Net Asset Value, Redemption and Offering Price Per
   Share:
   Shares                                                $      1.00   $     1.00   $     1.00    $   1.00    $     1.00
   Service Shares                                               1.00         1.00         1.00        1.00          1.00
   Premier Shares                                               1.00         1.00         1.00          --          1.00
------------------------------------------------------   -----------   ----------   ----------    --------    ----------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS
                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007

                                                DIVERSIFIED                GOVERNMENT
                                                   ASSETS     GOVERNMENT     SELECT     TAX-EXEMPT   MUNICIPAL
Amounts in thousands                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                  $750,110      $155,384     $320,915     $28,896     $145,784
Dividend income                                        --            --           --         502          941
   Total Investment Income                        750,110       155,384      320,915      29,398      146,725
---------------------------------------------    --------      --------     --------     -------     --------
EXPENSES:
Investment advisory fees                           35,299         7,434       12,585       1,999        7,991
Co-administration fees                             14,120         2,973        6,288         799        3,994
Custody and accounting fees                         1,525           350          669         100          444
Transfer agent fees                                   150            66          107          17           19
Registration fees                                      63            49           41          36           73
Printing fees                                          95            22           42           7           17
Professional fees                                     284            91          165          28           64
Trustee fees and expenses                             179            58          104          17           40
Shareholder servicing fees                            608           389        1,196          11          122
Other                                                 250           110          157          25           48
---------------------------------------------    --------      --------     --------     -------     --------
Total Expenses                                     52,573        11,542       21,354       3,039       12,812
   Less voluntary waivers of
      investment advisory fees                         --            --       (6,297)         --       (3,998)
   Less expenses reimbursed by administrator       (1,514)         (331)        (779)       (193)        (545)
   Less custodian credits                            (859)         (348)        (380)        (16)        (133)
   Net Expenses                                    50,200        10,863       13,898       2,830        8,136
---------------------------------------------    --------      --------     --------     -------     --------
Net Investment Income                             699,910       144,521      307,017      26,568      138,589
---------------------------------------------    --------      --------     --------     -------     --------
NET REALIZED GAINS (LOSSES):
Net realized gains (losses) on investments            (18)           16           23          25           47
   Net Realized Gains (Losses) on Investments         (18)           16           23          25           47
---------------------------------------------    --------      --------     --------     -------     --------
Net Increase in Net Assets Resulting from
   Operations                                    $699,892      $144,537     $307,040     $26,593     $138,636
---------------------------------------------    --------      --------     --------     -------     --------

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                 DIVERSIFIED
                                                                                    ASSETS                   GOVERNMENT
                                                                                  PORTFOLIO                  PORTFOLIO
                                                                          -------------------------   -----------------------
Amounts in Thousands                                                          2007          2006          2007        2006
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                     $   699,910   $   523,231   $  144,521   $  130,075
Net realized gains (losses) on investment transactions                            (18)           96           16          (26)
   Net Increase in Net Assets Resulting from Operations                       699,892       523,327      144,537      130,049
-----------------------------------------------------------------------   -----------   -----------   ----------   ----------
CAPITAL SHARE TRANSACTIONS: /(1)/
Net increase in net assets resulting from Shares transactions               2,309,540     1,932,812       58,846      116,507
Net increase in net assets resulting from Service Shares transactions          78,748         7,303       75,232       16,706
Net increase (decrease) in net assets resulting from Premier
   Shares transactions                                                         (7,958)      (26,517)          87      (11,955)
   Net Increase in Net Assets Resulting from Capital Share Transactions     2,380,330     1,913,598      134,165      121,258
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                                                   (690,565)     (516,839)    (137,553)    (125,830)
   Total Distributions to Shares Shareholders                                (690,565)     (516,839)    (137,553)    (125,830)
-----------------------------------------------------------------------   -----------   -----------   ----------   ----------
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income                                                     (7,694)       (5,790)      (6,800)      (4,087)
   Total Distributions to Service Shares Shareholders                          (7,694)       (5,790)      (6,800)      (4,087)
-----------------------------------------------------------------------   -----------   -----------   ----------   ----------
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income                                                     (1,741)         (934)        (168)        (212)
   Total Distributions to Premier Shares Shareholders                          (1,741)         (934)        (168)        (212)
-----------------------------------------------------------------------   -----------   -----------   ----------   ----------
Total Increase in Net Assets                                                2,380,222     1,913,362      134,181      121,178
NET ASSETS:
Beginning of Year                                                          12,694,838    10,781,476    2,993,595    2,872,417
End of Year                                                               $15,075,060   $12,694,838   $3,127,776   $2,993,595
-----------------------------------------------------------------------   -----------   -----------   ----------   ----------
Accumulated Undistributed Net Investment Income                           $        --   $        --   $       --   $       --
-----------------------------------------------------------------------   -----------   -----------   ----------   ----------

(1)  The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS continued
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                             GOVERNMENT
                                                               SELECT                  TAX-EXEMPT             MUNICIPAL
                                                             PORTFOLIO                 PORTFOLIO              PORTFOLIO
                                                       -----------------------   --------------------   -----------------------
Amounts in thousands                                      2007         2006        2007        2006        2007         2006
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                  $  307,017   $  221,624   $ 26,568   $  20,775   $  138,589   $   62,386
Net realized gains on investment transactions                  23           11         25           9           47          172
   Net Increase in Net Assets Resulting from
      Operations                                          307,040      221,635     26,593      20,784      138,636       62,558
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------
CAPITAL SHARE TRANSACTIONS: /(1)/
Net increase (decrease) in net assets resulting from
   Shares transactions                                  3,291,749      653,305    384,241    (135,642)   1,601,808    1,358,817
Net increase (decrease) in net assets resulting from
   Service Shares transactions                             16,610       (1,225)      (176)       (746)      (8,522)     (34,264)
Net increase (decrease) in net assets resulting from
   Premier Shares transactions                            (28,970)      (1,740)        --          --          (91)         131
   Net Increase (Decrease) in Net Assets Resulting
      from Capital Share Transactions                   3,279,389      650,340    384,065    (136,388)   1,593,195    1,324,684
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------
DISTRIBUTIONS TO SHARES
SHAREHOLDERS:
From net investment income                               (294,727)    (209,204)   (26,436)    (20,809)    (137,241)     (60,327)
   Total Distributions to Shares Shareholders            (294,727)    (209,204)   (26,436)    (20,809)    (137,241)     (60,327)
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------
DISTRIBUTIONS TO SERVICE SHARES
SHAREHOLDERS:
From net investment income                                 (3,401)      (3,641)      (132)       (120)      (1,536)      (2,051)
   Total Distributions to Service Shares Shareholders      (3,401)      (3,641)      (132)       (120)      (1,536)      (2,051)
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------
DISTRIBUTIONS TO PREMIER SHARES
SHAREHOLDERS:
From net investment income                                 (8,884)      (8,784)        --          --          (14)         (12)
   Total Distributions to Premier Shares Shareholders      (8,884)      (8,784)        --          --          (14)         (12)
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------
Total Increase (Decrease) in Net Assets                 3,279,417      650,346    384,090    (136,533)   1,593,040    1,324,852
NET ASSETS:
Beginning of Year                                       5,052,016    4,401,670    553,372     689,905    2,509,735    1,184,883
End of Year                                            $8,331,433   $5,052,016   $937,462   $ 553,372   $4,102,775   $2,509,735
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------
Accumulated Undistributed Net Investment
   Income (Loss)                                       $       19   $       (5)  $     10   $      (2)  $       47   $      202
----------------------------------------------------   ----------   ----------   --------   ---------   ----------   ----------

(1)  The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS
                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED ASSETS PORTFOLIO

                                                                                  SHARES
                                                 --------------------------------------------------------------------------
Selected per share data                             2007               2006             2005         2004          2003
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $      1.00       $      1.00       $      1.00   $     1.00   $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   0.05              0.05              0.03         0.01          0.01
   Total from Investment Operations                     0.05              0.05              0.03         0.01          0.01
-----------------------------------------------  -----------       -----------       -----------   ----------   -----------
LESS DISTRIBUTIONS PAID:
   From net investment income                          (0.05)            (0.05)            (0.03)       (0.01)        (0.01)
      Total Distributions Paid                         (0.05)            (0.05)            (0.03)       (0.01)        (0.01)
-----------------------------------------------  -----------       -----------       -----------   ----------   -----------
Net Asset Value, End of Year                     $      1.00       $      1.00       $      1.00   $     1.00   $      1.00
-----------------------------------------------  -----------       -----------       -----------   ----------   -----------
Total Return/(1)/                                       5.07%             4.70%             2.78%        1.00%         0.96%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $14,850,516       $12,541,081       $10,608,494   $9,278,804   $10,211,783
Ratio to average net assets of:
   Expenses, net of reimbursements and credits          0.35%/(2)/        0.35%/(2)/        0.35%        0.35%         0.35%
   Expenses, before reimbursements and credits          0.37%             0.37%             0.37%        0.37%         0.37%
   Net investment income, net of reimbursements         4.96%             4.61%             2.75%        0.99%         0.97%
      and credits
   Net investment income, before reimbursements
      and credits                                       4.94%             4.59%             2.73%        0.97%         0.95%
-----------------------------------------------  -----------       -----------       -----------   ----------   -----------

                                                                                    SERVICE
                                                             ----------------------------------------------------------
Selected per share data                                        2007           2006           2005       2004      2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $   1.00       $   1.00       $   1.00   $   1.00  $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.05           0.04           0.02       0.01     0.01
   Total from Investment Operations                              0.05           0.04           0.02       0.01     0.01
-----------------------------------------------------------  --------       --------       --------   --------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.05)         (0.04)         (0.02)     (0.01)   (0.01)
      Total Distributions Paid                                  (0.05)         (0.04)         (0.02)     (0.01)   (0.01)
-----------------------------------------------------------  --------       --------       --------   --------  -------
Net Asset Value, End of Year                                 $   1.00       $   1.00       $   1.00   $   1.00  $  1.00
-----------------------------------------------------------  --------       --------       --------   --------  -------
Total Return/(1)/                                                4.80%          4.43%          2.51%      0.74%    0.70%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $209,839       $131,092       $123,798   $109,686  $82,872
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                   0.61%/(2)/     0.61%/(2)/     0.61%      0.61%    0.61%
   Expenses, before reimbursements and credits                   0.63%          0.63%          0.63%      0.63%    0.63%
   Net investment income, net of reimbursements and credits      4.70%          4.35%          2.49%      0.73%    0.71%
   Net investment income, before reimbursements and credits      4.68%          4.33%          2.47%      0.71%    0.69%
-----------------------------------------------------------  --------       --------       --------   --------  -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

DIVERSIFIED ASSETS PORTFOLIO

                                                                                        PREMIER
                                                             -----------------------------------------------------------
Selected per share data                                       2007          2006          2005     2004/(3)/   2003/(3)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $  1.00       $  1.00        $ 1.00   $  1.00     $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.04          0.04          0.02        --          --
   Total from Investment Operations                             0.04          0.04          0.02        --          --
-----------------------------------------------------------  -------       -------       -------   -------     -------
LESS DISTRIBUTION PAID:
   From net investment income                                  (0.04)        (0.04)        (0.02)       --          --
      Total Distributions Paid                                 (0.04)        (0.04)        (0.02)       --          --
-----------------------------------------------------------  -------       -------       -------   -------     -------
Net Asset Value, End of Year                                 $  1.00       $  1.00        $ 1.00    $ 1.00     $  1.00
-----------------------------------------------------------  -------       -------       -------   -------     -------
Total Return/(1)/                                               4.53%         4.17%         2.25%     0.48%       0.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $14,705       $22,665       $49,184   $12,196     $20,392
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                  0.87%/(2)/    0.87%/(2)/    0.87%     0.87%       0.87%
   Expenses, before reimbursements and credits                  0.89%         0.89%         0.89%     0.89%       0.89%
   Net investment income, net of reimbursements and credits     4.44%         4.09%         2.23%     0.47%       0.45%
   Net investment income, before reimbursements and credits     4.42%         4.07%         2.21%     0.45%       0.43%
-----------------------------------------------------------  -------       -------       -------   -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $859,000 and $806,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO

                                                                                SHARES
                                                  ------------------------------------------------------------------------
Selected per share data                             2007             2006             2005             2004        2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $     1.00       $     1.00       $     1.00       $     1.00  $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  0.05             0.05             0.03             0.01        0.01
   Total from Investment Operations                    0.05             0.05             0.03             0.01        0.01
-----------------------------------------------  ----------       ----------       ----------       ----------  ----------
LESS DISTRIBUTION PAID:
   From net investment income                         (0.05)           (0.05)           (0.03)           (0.01)      (0.01)
      Total Distributions Paid                        (0.05)           (0.05)           (0.03)           (0.01)      (0.01)
-----------------------------------------------  ----------       ----------       ----------       ----------  ----------
Net Asset Value, End of Year                     $     1.00       $     1.00       $     1.00       $     1.00  $     1.00
-----------------------------------------------  ----------       ----------       ----------       ----------  ----------
Total Return/(1)/                                      4.93%            4.65%            2.74%            0.96%       0.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $2,944,139       $2,885,277       $2,768,848       $2,441,013  $3,081,385
Ratio to average net assets of:
   Expenses, net of reimbursements and credits         0.35%/(2)/       0.35%/(2)/       0.35%/(2)/       0.35%       0.35%
   Expenses, before reimbursements and credits         0.37%            0.38%            0.37%            0.38%       0.37%
   Net investment income, net of reimbursements
      and credits                                      4.87%            4.57%            2.74%            0.95%       0.91%
   Net investment income, before reimbursements
      and credits                                      4.85%            4.54%            2.72%            0.92%       0.89%
-----------------------------------------------  ----------       ----------       ----------       ----------  ----------

                                                                           SERVICE
                                                 ---------------------------------------------------------------
Selected per share data                              2007           2006          2005           2004     2003
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $   1.00       $   1.00       $  1.00       $  1.00   $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.05           0.04          0.02          0.01      0.01
   Total from Investment Operations                  0.05           0.04          0.02          0.01      0.01
-----------------------------------------------  --------       --------       -------       -------   -------
LESS DISTRIBUTION PAID:
   From net investment income                       (0.05)         (0.04)        (0.02)        (0.01)    (0.01)
      Total Distributions Paid                      (0.05)         (0.04)        (0.02)        (0.01)    (0.01)
-----------------------------------------------  --------       --------       -------       -------   -------
Net Asset Value, End of Year                     $   1.00       $   1.00       $  1.00       $  1.00   $  1.00
-----------------------------------------------  --------       --------       -------       -------   -------
Total Return/(1)/                                    4.67%          4.38%         2.48%         0.71%     0.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year            $179,435       $104,203       $87,499       $80,782   $26,684
Ratio to average net assets of:
   Expenses, net of reimbursements and credits       0.61%/(2)/     0.61%/(2)/    0.61%/(2)/    0.61%     0.61%
   Expenses, before reimbursements and credits       0.63%          0.64%         0.63%         0.64%     0.63%
   Net investment income, net of reimbursements
      and credits                                    4.61%          4.31%         2.48%         0.69%     0.65%
   Net investment income, before reimbursements
      and credits                                    4.59%          4.28%         2.46%         0.66%     0.63%
-----------------------------------------------  --------       --------       -------       -------   -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

GOVERNMENT PORTFOLIO                                                                       PREMIER
                                                              -----------------------------------------------------------------
Selected per share data                                        2007          2006           2005         2004/(3)/    2003/(3)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $ 1.00        $ 1.00        $  1.00         $ 1.00      $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.04          0.04           0.02             --            --
   Total from Investment Operations                             0.04          0.04           0.02             --            --
-----------------------------------------------------------   ------        ------        -------         ------      --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.04)        (0.04)         (0.02)            --            --
      Total Distributions Paid                                 (0.04)        (0.04)         (0.02)            --            --
-----------------------------------------------------------   ------        ------        -------         ------      --------
Net Asset Value, End of Year                                  $ 1.00        $ 1.00        $  1.00         $ 1.00      $   1.00
-----------------------------------------------------------   ------        ------        -------         ------      --------
Total Return/(1)/                                               4.40%         4.10%          2.22%          0.45%         0.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $4,202        $4,115        $16,070         $3,637      $101,104
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                  0.87%/(2)/    0.87%/(2)/     0.87%(/2)/     0.87%         0.87%
   Expenses, before reimbursements and credits                  0.89%         0.90%          0.89%          0.90%         0.89%
   Net investment income, net of reimbursements and credits     4.35%         4.05%          2.22%          0.43%         0.39%
   Net investment income, before reimbursements and credits     4.33%         4.02%          2.20%          0.40%         0.37%
-----------------------------------------------------------   ------        ------        -------         ------      --------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) The net expense ratio includes custodian credits of approximately $348,000, $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO                                                    SHARES
                                              ------------------------------------------------------------------------
Selected per share data                          2007              2006              2005         2004         2003
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $     1.00        $     1.00        $     1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.05              0.05              0.03         0.01         0.01
   Total from Investment Operations                 0.05              0.05              0.03         0.01         0.01
-------------------------------------------   ----------        ----------        ----------   ----------   ----------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.05)            (0.05)            (0.03)       (0.01)       (0.01)
      Total Distributions Paid                     (0.05)            (0.05)            (0.03)       (0.01)       (0.01)
-------------------------------------------   ----------        ----------        ----------   ----------   ----------
Net Asset Value, End of Year                  $     1.00        $     1.00        $     1.00   $     1.00   $     1.00
-------------------------------------------   ----------        ----------        ----------   ----------   ----------
Total Return/(1)/                                   5.03%             4.72%             2.85%        1.06%        0.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year         $8,005,182        $4,713,406        $4,060,096   $4,220,463   $5,390,753
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements
      and credits                                   0.20%/(2)/        0.20%/(2)/        0.20%        0.20%        0.20%
   Expenses, before waivers, reimbursements
      and credits                                   0.32%             0.32%             0.33%        0.32%        0.32%
   Net investment income, net of waivers,
      reimbursements and credits                    4.90%             4.64%             2.80%        1.04%        0.98%
   Net investment income, before waivers,
      reimbursements and credits                    4.78%             4.52%             2.67%        0.92%        0.86%
-------------------------------------------   ----------        ----------        ----------   ----------   ----------

                                                                               SERVICE
                                              ------------------------------------------------------------------------
Selected per share data                                      2007           2006           2005      2004        2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $  1.00        $  1.00        $  1.00   $   1.00    $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.05           0.04           0.03       0.01        0.01
   Total from Investment Operations                           0.05           0.04           0.03       0.01        0.01
--------------------------------------------------------   -------        -------        -------   --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                (0.05)         (0.04)         (0.03)     (0.01)      (0.01)
      Total Distributions Paid                               (0.05)         (0.04)         (0.03)     (0.01)      (0.01)
--------------------------------------------------------   -------        -------        -------   --------    --------
Net Asset Value, End of Year                               $  1.00        $  1.00        $  1.00   $   1.00    $   1.00
--------------------------------------------------------   -------        -------        -------   --------    --------
Total Return/(1)/                                             4.75%          4.45%          2.58%      0.80%       0.72%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $84,905        $68,295        $69,519   $116,841    $181,912
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.46%/(2)/     0.46%/(2)/     0.46%      0.46%       0.46%
   Expenses, before waivers, reimbursements and credits       0.58%          0.58%          0.59%      0.58%       0.58%
   Net investment income, net of waivers, reimbursements
      and credits                                             4.64%          4.38%          2.54%      0.78%       0.72%
   Net investment income, before waivers, reimbursements
      and credits                                             4.52%          4.26%          2.41%      0.66%       0.60%
--------------------------------------------------------   -------        -------        -------   --------    --------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

GOVERNMENT SELECT PORTFOLIO                                                             PREMIER
                                                           ----------------------------------------------------------------
Selected per share data                                      2007            2006            2005        2004     2003/(3)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $   1.00        $   1.00        $   1.00    $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                          0.04            0.04            0.02        0.01         --
   Total from Investment Operations                            0.04            0.04            0.02        0.01         --
--------------------------------------------------------   --------        --------        --------    --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.04)          (0.04)          (0.02)      (0.01)        --
      Total Distributions Paid                                (0.04)          (0.04)          (0.02)      (0.01)        --
--------------------------------------------------------   --------        --------        --------    --------   --------
Net Asset Value, End of Year                               $   1.00        $   1.00        $   1.00    $   1.00   $   1.00
--------------------------------------------------------   --------        --------        --------    --------   --------
Total Return/(1)/                                              4.48%           4.18%           2.32%       0.54%      0.46%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $241,346        $270,315        $272,055    $168,520   $217,688
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.72%/(2)/      0.72%/(2)/      0.72%       0.72%      0.72%
   Expenses, before waivers, reimbursements and credits        0.84%           0.84%           0.85%       0.84%      0.84%
   Net investment income, net of waivers, reimbursements
      and credits                                              4.38%           4.12%           2.28%       0.52%      0.46%
   Net investment income, before waivers, reimbursements
      and credits                                              4.26%           4.00%           2.15%       0.40%      0.34%
--------------------------------------------------------   --------        --------        --------    --------   --------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $380,000 and $416,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2007 and 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

TAX-EXEMPT PORTFOLIO                                                                  SHARES
                                                              ----------------------------------------------------
Selected per share data                                         2007       2006       2005       2004       2003
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.03       0.03       0.02       0.01       0.01
   Total from Investment Operations                               0.03       0.03       0.02       0.01       0.01
-----------------------------------------------------------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.03)     (0.03)     (0.02)     (0.01)     (0.01)
      Total Distributions Paid                                   (0.03)     (0.03)     (0.02)     (0.01)     (0.01)
-----------------------------------------------------------   --------   --------   --------   --------   --------
Net Asset Value, End of Year                                  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
-----------------------------------------------------------   --------   --------   --------   --------   --------
Total Return/(1)/                                                 3.36%      3.11%      1.98%      0.86%      0.82%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $933,614   $549,349   $685,136   $616,369   $576,067
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                    0.35%      0.35%      0.35%      0.35%      0.35%
   Expenses, before reimbursements and credits                    0.38%      0.38%      0.38%      0.38%      0.38%
   Net investment income, net of reimbursements and credits       3.32%      3.00%      1.96%      0.86%      0.83%
   Net investment income, before reimbursements and credits       3.29%      2.97%      1.93%      0.83%      0.80%
-----------------------------------------------------------   --------   --------   --------   --------   --------

                                                                                SERVICE
                                                              ------------------------------------------
Selected per share data                                        2007     2006     2005     2004     2003
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.03     0.03     0.02     0.01     0.01
   Total from Investment Operations                             0.03     0.03     0.02     0.01     0.01
-----------------------------------------------------------   ------   ------   ------   ------   ------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.03)   (0.03)   (0.02)   (0.01)   (0.01)
      Total Distributions Paid                                 (0.03)   (0.03)   (0.02)   (0.01)   (0.01)
-----------------------------------------------------------   ------   ------   ------   ------   ------
Net Asset Value, End of Year                                  $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00
-----------------------------------------------------------   ------   ------   ------   ------   ------
Total Return/(1)/                                               3.10%    2.82%    1.72%    0.60%    0.57%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $3,848   $4,023   $4,769   $4,347   $9,714
Ratio to average net assets of:
   Expenses, net of reimbursements and credits                  0.61%    0.61%    0.61%    0.61%    0.61%
   Expenses, before reimbursements and credits                  0.64%    0.64%    0.64%    0.64%    0.64%
   Net investment income, net of reimbursements and credits     3.06%    2.74%    1.70%    0.60%    0.57%
   Net investment income, before reimbursements and credits     3.03%    2.71%    1.67%    0.57%    0.54%
-----------------------------------------------------------   ------   ------   ------   ------   ------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

MUNICIPAL PORTFOLIO                                                                      SHARES
                                                           ----------------------------------------------------------------
Selected per share data                                        2007        2006              2005         2004       2003
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $     1.00   $     1.00       $     1.00   $     1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            0.03         0.03             0.02         0.01       0.01
   Total from Investment Operations                              0.03         0.03             0.02         0.01       0.01
--------------------------------------------------------   ----------   ----------       ----------   ----------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.03)       (0.03)           (0.02)       (0.01)     (0.01)
      Total Distributions Paid                                  (0.03)       (0.03)           (0.02)       (0.01)     (0.01)
--------------------------------------------------------   ----------   ----------       ----------   ----------   --------
Net Asset Value, End of Year                               $     1.00   $     1.00       $     1.00   $     1.00   $   1.00
--------------------------------------------------------   ----------   ----------       ----------   ----------   --------
Total Return/(1)/                                                3.52%        3.24%            2.13%        1.01%      0.93%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $4,055,785   $2,454,129       $1,095,146   $1,237,629   $666,525
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits          0.20%        0.20%/(2)/       0.20%        0.20%      0.20%
   Expenses, before waivers, reimbursements and credits          0.32%        0.32%            0.32%        0.33%      0.33%
   Net investment income, net of waivers, reimbursements
      and credits                                                3.47%        3.23%            2.12%        1.03%      0.90%
   Net investment income, before waivers, reimbursements
      and credits                                                3.35%        3.11%            2.00%        0.90%      0.77%
--------------------------------------------------------   ----------   ----------       ----------   ----------   --------

                                                                                 SERVICE
                                                           ---------------------------------------------------
Selected per share data                                      2007      2006          2005      2004      2003
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $  1.00   $  1.00       $  1.00   $  1.00   $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         0.03      0.03          0.02      0.01      0.01
   Total from Investment Operations                           0.03      0.03          0.02      0.01      0.01
--------------------------------------------------------   -------   -------       -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                (0.03)    (0.03)        (0.02)    (0.01)    (0.01)
      Total Distributions Paid                               (0.03)    (0.03)        (0.02)    (0.01)    (0.01)
--------------------------------------------------------   -------   -------       -------   -------   -------
Net Asset Value, End of Year                               $  1.00   $  1.00       $  1.00   $  1.00   $  1.00
--------------------------------------------------------   -------   -------       -------   -------   -------
Total Return/(1)/                                             3.26%     2.98%         1.87%     0.75%     0.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $46,658   $55,183       $89,445   $74,568   $30,399
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.46%     0.46%/(2)/    0.46%     0.46%     0.46%
   Expenses, before waivers, reimbursements and credits       0.58%     0.58%         0.58%     0.59%     0.59%
   Net investment income, net of waivers, reimbursements
      and credits                                             3.21%     2.97%         1.86%     0.77%     0.64%
   Net investment income, before waivers, reimbursements
      and credits                                             3.09%     2.85%         1.74%     0.64%     0.51%
--------------------------------------------------------   -------   -------       -------   -------   -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO                                                    PREMIER
                                                           -------------------------------
Selected per share data                                     2007     2006        2005/(4)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $ 1.00   $ 1.00         $1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        0.03     0.03            --
   Total from Investment Operations                          0.03     0.03            --
--------------------------------------------------------   ------   ------         -----
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.03)   (0.03)           --
      Total Distributions Paid                              (0.03)   (0.03)           --
--------------------------------------------------------   ------   ------         -----
Net Asset Value, End of Period                             $ 1.00   $ 1.00         $1.00
--------------------------------------------------------   ------   ------         -----
Total Return/(1)/                                            2.98%    2.71%         0.14%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                    $  332   $  423         $ 292
Ratio to average net assets of:/(2)/
   Expenses, net of waivers, reimbursements and credits      0.72%    0.72%/(3)/    0.72%
   Expenses, before waivers, reimbursements and credits      0.84%    0.84%         0.84%
   Net investment income, net of waivers, reimbursements
      and credits                                            2.95%     2.71%        2.26%
   Net investment income, before waivers, reimbursements
      and credits                                            2.83%     2.59%        2.14%
--------------------------------------------------------   ------   ------         -----

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(4) For the period November 9, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


DIVERSIFIED ASSETS PORTFOLIO


                                        PRINCIPAL
                                         AMOUNT   VALUE
                                         (000S)   (000S)
ASSET-BACKED NOTES - 2.2%
Auto Receivables - 0.2%
Ford Credit Auto Owner Trust,
 Series 2007-A, Class A1, /(1)/
 5.35%, 7/15/08                           $29,082 $29,082
Wachovia Auto Loan Owner Trust,
 Series 2007-1, Class A1,
 5.34%, 6/20/08                             4,989   4,989
---------------------------------------------------------
                                                   34,071
---------------------------------------------------------
International Receivables - 2.0%
Arkle Master Issuer PLC, FRN,
 Series 2007-1A, Class 1A, /(1)/
 4.67%, 12/17/07                           40,000  40,000
Granite Master Issuer PLC, FRN,
 Series 2007-2, Class 4A1,
 4.67%, 12/17/07                           30,000  30,000
Holmes Master Issuer PLC, FRN,
 Series 2007-1, Class 1A1,
 4.63%, 12/17/07                           38,000  38,000
Interstar Millennium Trust, FRN,
 Series 2006-2GA, Class A1, /(1)/
 4.81%, 12/27/07                           49,835  49,835
Paragon Mortgages PLC, FRN,
 Series 12A, Class A1, /(1)/
 4.64%, 12/17/07                           40,581  40,581
Paragon Mortgages PLC, FRN,
 Series 14A, Class A1, /(1)/
 4.65%, 12/17/07                           48,862  48,862
Permanent Master Issuer PLC, FRN,
 Series 2007-1, Class 1A,
 4.63%, 12/17/07                           20,000  20,000
Westpac Securitization Trust, FRN,
 Series 2007-1G, Class A1, /(1)/
 4.95%, 2/21/08                            27,227  27,227
---------------------------------------------------------
                                                  294,505
---------------------------------------------------------
Total Asset-Backed Notes
---------------------------------------------------------
(Cost $328,576)                                   328,576
---------------------------------------------------------
---------------------------------------------------------
CERTIFICATES OF DEPOSIT - 26.9%
Domestic Depository Institutions - 3.0%
Bank of America, New York,
 5.41%, 3/10/08                           100,000 100,000
Citibank, New York,
  5.53%, 12/12/07                          50,000  50,000
  4.93%, 12/20/07                          40,000  40,000
  4.94%, 1/18/08                           20,000  20,000
HSBC Bank USA,
 4.93%, 7/9/08                             75,000  75,000
Marshall & Ilsley Bank,
 5.10%, 1/10/08                            32,000  32,000
Regions Bank,
 4.85%, 1/10/08                            30,000  30,000

                                          PRINCIPAL
                                           AMOUNT    VALUE
                                           (000S)    (000S)
CERTIFICATES OF DEPOSIT - 26.9% - continued
Domestic Depository Institutions - 3.0% - continued
State Street Bank, Boston,
 5.08%, 12/11/07                           $100,000 $100,000
------------------------------------------------------------
                                                     447,000
------------------------------------------------------------
Foreign Depository Institutions - 23.9%
Abbey National PLC, Stamford,
 5.08%, 1/22/08                              80,000   80,000
ABN AMRO Bank, London Branch,
  5.10%, 1/22/08                            120,000  120,000
  5.32%, 5/27/08                             35,000   35,000
Allied Irish Bank, London Branch,
 5.44%, 6/16/08                              50,000   50,000
Australia and New Zealand Bank, New York,
 4.90%, 4/3/08                               50,000   50,000
Bank of Ireland, Stamford,
 4.99%, 1/23/08                              37,000   37,000
Bank of Montreal, Chicago Branch, FRCD,
 4.64%, 12/1/07                              70,000   70,000
Bank of Nova Scotia, FRCD,
 4.77%, 12/31/07                             30,000   29,999
Bank of Scotland PLC, Halifax Branch,
 5.00%, 10/14/08                             10,000   10,000
Bank of Scotland PLC, London Branch,
 5.78%, 12/10/07                             75,000   75,000
Bank of Scotland PLC, New York Branch,
  5.22%, 12/17/07                            50,000   50,000
  5.35%, 6/4/08                              40,000   40,000
  4.60%, 7/29/08                             75,000   75,000
Barclays Bank, New York Branch,
  5.35%, 1/22/08                             25,000   25,000
  5.16%, 4/3/08                              70,000   70,000
  5.30%, 5/22/08                             30,000   30,000
  4.77%, 7/25/08                             90,000   90,000
BNP Paribas, New York Branch,
 5.28%, 1/11/08                              25,000   25,000
BNP Paribas S.A., London Branch,
 5.31%, 2/22/08                              40,000   40,000
CALYON, New York Branch,
  4.62%, 12/1/07, FRCD                       50,000   49,997
  4.95%, 1/22/08                             75,000   75,000
Commonwealth Bank of Australia, New York,
 5.10%, 12/27/07                             50,000   50,000
Canadian Imperial Bank of Commerce,
 New York Branch, FRCD,
 4.64%, 12/1/07                              80,000   80,000
Credit Agricole SA, London Branch,
  5.30%, 12/20/07                           100,000  100,000
  5.30%, 2/7/08                              50,000   50,000
  4.91%, 10/9/08                             50,000   50,000
  4.97%, 10/14/08                            10,000   10,000

See Notes to the Financial Statements.


          MONEY MARKET PORTFOLIOS 20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                              PRINCIPAL
                                               AMOUNT   VALUE
                                               (000S)   (000S)
CERTIFICATES OF DEPOSIT - 26.9% - continued
Foreign Depository Institutions - 23.9% - continued
Credit Suisse First Boston, New York Branch,
  5.30%, 1/14/08                                $50,000 $50,000
  5.33%, 1/16/08                                 73,000  73,000
  5.25%, 4/11/08                                 30,000  30,000
Depfa Bank PLC, New York,
 4.96%, 1/28/08                                  50,000  50,000
Deutsche Bank, London Branch, FRCD,
 4.66%, 12/1/07                                  30,000  30,000
Deutsche Bank, New York Branch,
 4.91%, 1/22/08                                  50,000  50,000
Intesa San Paolo Spa, London Branch,
 4.78%, 2/6/08                                   25,000  25,000
Intesa San Paolo Spa, New York Branch,
 4.88%, 1/25/08                                  25,000  25,000
KBC Bank,
 4.75%, 1/7/08                                   75,000  75,000
Lloyds Bank, New York Branch,
  5.30%, 2/22/08                                 40,000  40,000
  4.90%, 7/9/08                                  40,000  40,000
National Australia Bank, London Branch,
 5.40%, 6/12/08                                  43,000  43,000
National Bank of Canada, New York Branch,
  4.67%, 12/3/07, FRCD                          100,000  99,992
  5.36%, 1/22/08                                 40,000  40,000
Nordea Bank Finland, New York Branch,
  5.26%, 4/11/08                                 30,000  29,999
  5.30%, 5/22/08                                 60,000  60,000
Rabobank Nederland, New York Branch,
  4.90%, 12/20/07                                75,000  75,000
  4.90%, 12/28/07                               175,000 175,000
Royal Bank of Canada, New York Branch,
  4.81%, 2/8/08                                  10,000  10,000
  4.90%, 4/3/08                                  75,000  75,000
Royal Bank of Scotland, London Branch,
 5.70%, 12/10/07                                 40,000  40,000
Royal Bank of Scotland, New York Branch,
  4.60%, 12/7/07, FRCD                           46,300  46,298
  5.28%, 1/11/08                                 35,000  35,000
  5.29%, 2/11/08                                 73,000  73,000
Skandinaviska Enskilda Banken,
  5.14%, 1/17/08                                 65,000  65,000
  4.74%, 1/31/08                                 25,000  25,000
  4.76%, 2/1/08                                  50,000  50,000
Societe Generale, London Branch,
  5.30%, 1/2/08                                  30,000  30,000
  5.30%, 1/3/08                                  42,500  42,500
Societe Generale, New York Branch,
 4.64%, 12/1/07, FRCD                            50,000  50,000
  4.83%, 1/29/08                                125,000 125,000
Svenska Handelsbanken, Inc., New York Branch,
 5.08%, 1/22/08                                 125,000 125,000
Toronto Dominion Bank, New York Branch,
 5.11%, 3/26/08                                  35,000  35,000

                                         PRINCIPAL
                                          AMOUNT     VALUE
                                          (000S)     (000S)
CERTIFICATES OF DEPOSIT - 26.9% - continued
Foreign Depository Institutions - 23.9% - continued
UBS AG, Stamford Branch,
  5.44%, 12/14/07                         $130,000   $130,000
  5.25%, 4/10/08                            40,000     40,000
Westpac Banking Corp.,
  4.87%, 1/28/08                            50,000     50,000
  4.72%, 2/1/08                             85,000     85,000
-------------------------------------------------------------
                                                    3,609,785
-------------------------------------------------------------
Total Certificates of Deposit
-------------------------------------------------------------
(Cost $4,056,785)                                   4,056,785
-------------------------------------------------------------
-------------------------------------------------------------
COMMERCIAL PAPER - 12.4%
Auto Receivables - 0.3%
New Center Asset Trust - Plus Program,
 4.82%, 12/3/07                             50,000     49,987
-------------------------------------------------------------
Bank Holding Companies - 1.2%
Bank of America Co.,
 5.29%, 3/4/08                              75,000     73,965
Citigroup Funding, Inc.,
  4.84%, 1/29/08                            30,000     29,762
  5.18%, 2/20/08                            50,000     49,417
JPMorgan and Co.,
 5.03%, 1/15/08                             25,000     24,843
-------------------------------------------------------------
                                                      177,987
-------------------------------------------------------------
Chemicals and Allied Products - 0.3%
Pfizer, Inc.,
 4.53%, 4/28/08                             41,801     41,017
-------------------------------------------------------------
Credit Arbitrage - 0.3%
Grampian Funding Ltd.,
 4.80%, 2/6/08                              50,000     49,554
-------------------------------------------------------------
Electronic and Other Electronic Components - 0.5%
General Electric Co.,
 4.94%, 12/31/07                            75,000     74,691
-------------------------------------------------------------
Multi-Seller Conduits - 7.7%
Cedar Springs Capital Co.,
 5.50%, 12/3/07                            190,000    189,942
Charta Corp.,
 4.95%, 1/17/08                             75,000     74,515
Concord Minuteman Capital Co., /(1)/
 5.30%, 12/3/07                             50,000     49,985
Crown Point Capital Co.,
  5.30%, 12/3/07 /(1)/                      50,000     49,985
  5.62%, 12/5/07, FRCP                      55,000     55,000
  5.67%, 12/10/07, FRCP /(1)/               90,000     89,995
George Street Finance LLC, /(1)/
 5.17%, 1/14/08                             21,059     20,926
Legacy Capital LLC, /(1)/
 5.30%, 12/3/07                             94,000     93,972

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


DIVERSIFIED ASSETS PORTFOLIO continued


                                         PRINCIPAL
                                          AMOUNT    VALUE
                                          (000S)    (000S)
COMMERCIAL PAPER - 12.4% - continued
Multi-Seller Conduits - 7.7% - continued
Lexington Parker Capital,
 5.19%, 1/7/08, FRCP                      $265,000  $264,979
Ranger Funding Company LLC,
 4.82%, 1/29/08                             75,000    74,408
Versailles,
 4.80%, 12/3/07                             50,000    49,987
Versailles CDS LLC, /(1)/
 5.15%, 12/3/07                            150,000   149,957
------------------------------------------------------------
                                                   1,163,651
------------------------------------------------------------
Non-Depository Personal Credit - 1.6%
General Electric Capital Corp.,
  5.15%, 3/11/08                            80,000    78,844
  4.76%, 7/1/08                             60,000    58,310
  4.61%, 7/15/08                           100,000    97,093
------------------------------------------------------------
                                                     234,247
------------------------------------------------------------
Single-Seller Conduits - 0.5%
Aquifer Funding LLC,
 5.32%, 2/8/08                              75,000    74,236
------------------------------------------------------------
Total Commercial Paper
------------------------------------------------------------
(Cost $1,865,370)                                  1,865,370
------------------------------------------------------------
------------------------------------------------------------
CORPORATE NOTES/BONDS - 20.2%
Bank Holding Companies - 0.5%
Citigroup Funding, Inc., FRN,
 4.88%, 2/13/08                             40,000    40,000
HSBC U.S.A., Inc., FRN,
 4.66%, 12/17/07                            30,000    30,000
------------------------------------------------------------
                                                      70,000
------------------------------------------------------------
Chemicals and Allied Products - 0.3%
BASF Finance Europe N.V., FRN, /(1)/
 5.17%, 1/22/08                             40,000    40,000
------------------------------------------------------------
Domestic Depository Institutions - 1.5%
American Express Centurion Bank, FRN,
 4.69%, 12/18/07                            39,000    39,002
Marshall & Ilsley Bank, MTN,
 5.16%, 12/17/07                           115,000   114,993
National City Bank, FRN,
  4.66%, 12/1/07                            35,000    35,000
  5.04%, 1/25/08                            40,000    40,000
------------------------------------------------------------
                                                     228,995
------------------------------------------------------------
Foreign Depository Institutions - 5.1%
Allied Irish Banks PLC, FRN, /(1)/
 4.67%, 12/19/07                            50,000    50,000
Australia and New Zealand
 Banking Group, FRN, /(1)/
  5.64%, 12/5/07                            80,000    80,000
  4.67%, 12/7/07                            20,000    20,000
  4.80%, 12/24/07                           25,000    25,000

                                            PRINCIPAL
                                             AMOUNT   VALUE
                                             (000S)   (000S)
CORPORATE NOTES/BONDS - 20.2% - continued
Foreign Depository Institutions - 5.1% - continued
Bank of Nova Scotia, FRN,
 4.75%, 12/31/07                              $50,000 $49,989
Commonwealth Bank Australia, FRN, /(1)/
 5.28%, 1/22/08                                45,000  45,000
Credit Agricole, London Branch, FRN, /(1)/
 5.18%, 12/24/07                               60,000  60,000
Danske Bank, FRN, /(1)/
 4.71%, 12/20/07                               40,000  39,998
Nordea Bank Finland, New York, FRN, /(1)/
 4.68%, 12/11/07                               83,290  83,290
Royal Bank of Canada, FRN,
 4.72%, 12/10/07                               28,000  28,000
Royal Bank of Scotland PLC, FRN, /(1)/
  4.78%, 12/21/07                              75,000  75,000
  5.26%, 1/11/08                               61,600  61,609
UBS AG, Stamford, FRN,
 4.63%, 12/17/07                               50,000  50,000
Westpac Banking Corp., FRN,
 5.79%, 12/11/07                               20,000  20,000
Westpac Banking Corp.,
 New York, FRN, /(1)/
 4.66%, 12/6/07                                78,000  78,000
-------------------------------------------------------------
                                                      765,886
-------------------------------------------------------------
Insurance Carriers - 1.6%
Allstate Life Global Funding II, FRN, /(1)/
 4.76%, 12/17/07                               30,000  30,000
Genworth Global Funding, FRN, /(1)/
 4.65%, 12/11/07                               43,000  43,000
ING Verzekeringen NV, FRN, /(1)/
 4.66%, 12/4/07                                63,000  63,000
MET Life Global Funding I, FRN, /(1)/
  4.75%, 12/17/07                              55,000  55,000
  4.77%, 12/24/07                              50,000  50,000
-------------------------------------------------------------
                                                      241,000
-------------------------------------------------------------
Non-Depository Personal Credit - 1.5%
American Express Bank, FSB, FRN,
 4.67%, 12/7/07                                21,210  21,212
General Electric Capital Corp., FRN,
  4.81%, 12/24/07                              83,000  83,000
  5.29%, 1/15/08                               40,000  40,004
HSBC Finance Corp., FRN,
  4.69%, 12/6/07                               35,000  35,000
  4.84%, 12/24/07                              40,000  40,000
-------------------------------------------------------------
                                                      219,216
-------------------------------------------------------------
Paper and Allied Products - 0.2%
Kimberly-Clark, /(1)/
 5.26%, 12/19/07                               35,000  35,000
-------------------------------------------------------------
Security and Commodity Brokers - 3.1%
Bear Stearns Co., Inc., FRN,
 4.79%, 12/5/07                                25,000  25,000

See Notes to the Financial Statements.


          MONEY MARKET PORTFOLIOS 22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                        PRINCIPAL
                                         AMOUNT    VALUE
                                         (000S)    (000S)
CORPORATE NOTES/BONDS - 20.2% - continued
Security and Commodity Brokers - 3.1% - continued
Goldman Sachs, FRN,
  4.79%, 12/1/07                          $30,000   $30,000
  4.71%, 12/3/07                           30,000    30,000
  5.08%, 1/25/08 /(1)/                     50,000    50,000
Merrill Lynch & Co., FRN,
  4.77%, 12/4/07                           55,000    55,000
  4.83%, 12/18/07                          65,000    65,000
  4.80%, 12/24/07                          30,000    30,000
  4.98%, 2/22/08                           35,000    35,000
Morgan Stanley, FRN,
  4.78%, 12/17/07                          30,000    30,000
  4.88%, 12/27/07                         120,000   120,002
-----------------------------------------------------------
                                                    470,002
-----------------------------------------------------------
Structured Investment Vehicles - 6.4%
Asscher Finance Corp., FRN, /(1)/
 5.17%, 12/27/07                           45,000    45,000
Beta Finance, Inc., FRN, /(1)/
 5.00%, 1/28/08                            25,000    25,003
CC USA, Inc., FRN, /(1)/
  4.79%, 12/27/07                          41,500    41,501
  4.91%, 2/20/08                           40,000    39,996
Cullinan Finance Corp., /(1)/
  4.76%, 12/28/07, FRN                     70,000    69,997
  5.20%, 1/8/08, FRN                       40,000    39,999
  5.05%, 1/25/08, FRN                      55,000    54,995
  5.01%, 2/26/08, FRN                      60,000    59,983
  5.36%, 4/15/08                           55,000    55,000
  5.35%, 5/15/08, FRN                      55,000    55,000
Dorada Finance, Inc., /(1)/
  4.79%, 12/27/07, FRN                     30,000    30,001
  5.32%, 5/27/08                           50,000    49,999
Links Finance LLC, MTN, FRN, /(1)/
  4.64%, 12/7/07                           20,000    20,000
  5.21%, 1/14/08                           40,000    39,999
  5.17%, 1/18/08                           45,000    44,998
Sigma Finance, Inc., MTN, /(1)/
  4.83%, 12/1/07, FRN                      55,000    54,999
  4.64%, 12/17/07, FRN                     46,000    46,002
  5.66%, 12/17/07, FRN                     40,000    39,998
  5.35%, 5/19/08                           45,000    45,000
  5.37%, 6/3/08                            25,000    25,000
Whistlejacket Capital LLC, FRN, /(1)/
 5.11%, 1/23/08                            25,000    24,997
White Pine Finance, FRN, /(1)/
  5.15%, 1/22/08                           40,000    39,997
  4.61%, 12/17/07                          25,000    24,998
-----------------------------------------------------------
                                                    972,462
-----------------------------------------------------------
Total Corporate Notes/Bonds
-----------------------------------------------------------
(Cost $3,042,561)                                 3,042,561
-----------------------------------------------------------

                                              PRINCIPAL
                                               AMOUNT    VALUE
                                               (000S)    (000S)
EURODOLLAR TIME DEPOSITS - 14.1%
Domestic Depository Institutions - 2.2%
Regions Bank, Grand Cayman,
 4.72%, 12/3/07                                $333,532  $333,532
-----------------------------------------------------------------
Foreign Depository Institutions - 11.9%
ABN AMRO Bank, Amsterdam, Netherlands,
 4.69%, 12/3/07                                 161,000   161,000
Banco Popular Espanol, Madrid,
 5.55%, 12/19/07                                 90,000    90,000
Banco Santander Centrale, Madrid,
  4.70%, 12/3/07                                151,000   151,000
  5.53%, 1/4/08                                 100,000   100,000
Barclays Bank, Global Treasury Services,
 Grand Cayman,
 4.81%, 12/4/07                                 250,000   250,000
BNP Paribas, Grand Cayman,
 4.75%, 12/3/07                                 300,000   300,000
CALYON, Grand Cayman,
 4.70%, 12/3/07                                 285,000   285,000
Dexia Bank Belgium, Brussels,
 4.70%, 12/3/07                                 186,000   186,000
HSBC Paris, France,
 4.69%, 12/3/07                                 163,000   163,000
ING Bank, Amsterdam,
 4.86%, 2/1/08                                   50,000    50,000
  4.78%, 2/6/08                                  65,000    65,000
-----------------------------------------------------------------
                                                        1,801,000
-----------------------------------------------------------------
Total Eurodollar Time Deposits
-----------------------------------------------------------------
(Cost $2,134,532)                                       2,134,532
-----------------------------------------------------------------
-----------------------------------------------------------------
MUNICIPAL INVESTMENTS - 1.2%
Administration of Environmental and Housing Programs - 0.2%
State of Texas G.O. Taxable,
 Veterans' Land Refunding Bonds, Series 2000,
 4.85%, 12/10/07                                 20,000    20,000
State of Texas G.O. Taxable VRDB,
 Veterans' Land Refunding Bonds, Series 2002,
 4.85%, 12/10/07                                  9,585     9,585
-----------------------------------------------------------------
                                                           29,585
-----------------------------------------------------------------
Amusement and Recreation Services - 0.0%
Downtown Marietta, Georgia, Development
 Authority Taxable Revenue Bonds, Series A,
 Conference Center Project,
 4.88%, 12/10/07                                  1,000     1,000
-----------------------------------------------------------------
Executive, Legislative and General Government - 0.4%
Colorado Housing Finance Authority Taxable
 Revenue Bonds, Single Family Mortgage,
 Class I C-1 2006,
 4.95%, 12/10/07                                 29,900    29,900

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


DIVERSIFIED ASSETS PORTFOLIO continued                        NOVEMBER 30, 2007


                                            PRINCIPAL
                                             AMOUNT     VALUE
                                             (000S)     (000S)
MUNICIPAL INVESTMENTS - 1.2% - continued
Executive, Legislative and General Government - 0.4% - continued
Cook County, Illinois, G.O. Taxable Bonds,
 Series 2002A,
 4.84%, 12/10/07                              $20,400    $20,400
Cook County, Illinois, G.O. Taxable Bonds,
 Series 2004D,
 4.86%, 12/10/07                               15,000     15,000
----------------------------------------------------------------
                                                          65,300
----------------------------------------------------------------
Housing Programs - 0.2%
Michigan State Housing Development
 Authority Taxable Revenue VRDB,
 Series 2006D,
 4.95%, 12/10/07                               24,715     24,715
----------------------------------------------------------------
Miscellaneous Retail - 0.1%
Macon-Bibb County, Georgia, IDR,
 Taxable Revenue Bonds, Bass Pro
 Outdoor World LLC (General Electric
 Capital Corp. LOC), /(1)/
 5.22%, 12/10/07                               12,700     12,700
----------------------------------------------------------------
Rubber and Miscellaneous Plastics - 0.3%
Mississippi Business Finance Corp.
 Industrial Development Taxable,
 Revenue Bonds, Series 1998,
 General Electric Plastics Project, /(1)/
 4.82%, 12/10/07                               41,000     41,000
----------------------------------------------------------------
Total Municipal Investments
----------------------------------------------------------------
(Cost $174,300)                                          174,300
----------------------------------------------------------------
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 1.2%
U.S. Treasury Note,
 4.63%, 9/30/08                               185,000    186,896
----------------------------------------------------------------
Total U.S. Government Obligation
----------------------------------------------------------------
(Cost $186,896)                                          186,896
----------------------------------------------------------------
----------------------------------------------------------------
Investments, at Amortized Cost
----------------------------------------------------------------
($11,789,020)                                         11,789,020
----------------------------------------------------------------
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 23.8%
(Collateralized at a minimum of 102%) /(2)/
Joint Repurchase Agreements - 1.9%
Morgan Stanley, New York Branch,
 dated 11/30/07, repurchase price $130,517
 3.05%, 12/3/07                               130,484    130,484
Societe Generale, New York Branch,
 dated 11/30/07, repurchase price $65,259
 3.10%, 12/3/07                                65,242     65,242
UBS Securities LLC, dated 11/30/07,
 repurchase price $97,888
 3.10%, 12/3/07                                97,863     97,863
----------------------------------------------------------------
                                                         293,589
----------------------------------------------------------------

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
REPURCHASE AGREEMENTS - 23.8% - continued
(Collateralized at a minimum of 102%) /(3)/
Repurchase Agreements - 21.9%
Bank of America N.A., dated 11/30/07,
 repurchase price $10,004
 4.63%, 12/3/07                               $10,000     $10,000
Citigroup Global Markets, Inc., dated
 11/30/07,
 repurchase price $1,065,411
 4.63%, 12/3/07                             1,065,000   1,065,000
Credit Suisse First Boston Corp., dated
 11/30/07,
 repurchase price $735,282
 4.61%, 12/3/07                               735,000     735,000
Deutsche Bank Securities, Inc., dated
 11/30/07,
 repurchase price $1,025,395
 4.63%, 12/3/07                             1,025,000   1,025,000
Goldman Sachs & Co., dated 11/30/07,
 repurchase price $50,020
 4.70%, 12/3/07                                50,000      50,000
UBS Securities LLC, dated 11/30/07,
 repurchase price $415,160
 4.63%, 12/3/07                               415,000     415,000
------------------------------------------------------------------
                                                        3,300,000
------------------------------------------------------------------
Total Repurchase Agreements
------------------------------------------------------------------
(Cost $3,593,589)                                       3,593,589
------------------------------------------------------------------
------------------------------------------------------------------
Total Investments - 102.0%
------------------------------------------------------------------
(Cost $15,382,609) /(4)/                               15,382,609
------------------------------------------------------------------
  Liabilities less Other Assets - (2.0)%                 (307,549)
------------------------------------------------------------------
NET ASSETS - 100.0%                                   $15,075,060
------------------------------------------------------------------

 (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2) The nature and terms of the collateral received for the joint repurchase agreements are as follows:

              NAME                 COUPON RATES   MATURITY DATES
              ----------------------------------------------------
              U.S. Treasury Bonds 2.00% - 12.50% 8/15/14 - 4/15/29
              U.S. Treasury Notes  1.88% - 2.00% 1/15/14 - 7/15/15
              ----------------------------------------------------

 (3) The nature and terms of the collateral received for the repurchase agreements are as follows:

              NAME                 COUPON RATES   MATURITY DATES
              ----------------------------------------------------
              FHLMC                0.00% - 6.50%  5/1/10 - 12/1/37
              FNMA                0.00% - 10.50%  12/1/17 -11/1/47
              U.S. Treasury Notes  0.88% - 4.75% 4/15/10 - 5/31/12
              ----------------------------------------------------

 (4) The cost for federal income tax purposes was $15,382,609.

 Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


          MONEY MARKET PORTFOLIOS 24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


GOVERNMENT PORTFOLIO                                          NOVEMBER 30, 2007


                                PRINCIPAL
                                 AMOUNT   VALUE
                                 (000S)   (000S)
U.S. GOVERNMENT AGENCIES - 65.7% /(1)/
Fannie Mae - 25.6%
FNMA Bond,
 3.88%, 2/1/08                    $23,000 $22,946
FNMA Discount Notes,
  4.55%, 12/3/07                   50,839  50,826
  4.60%, 12/3/07                   60,000  59,985
  5.07%, 12/7/07                   55,000  54,954
  4.35%, 12/27/07                  55,000  54,827
  4.66%, 12/27/07                  50,000  49,832
  4.65%, 1/2/08                    70,000  69,711
  4.49%, 2/1/08                   133,180 132,150
  4.57%, 2/1/08                   100,817 100,023
  4.62%, 3/12/08                   60,000  59,215
  5.01%, 6/27/08                   20,000  19,418
FNMA FRN,
 5.04%, 12/28/07                   50,000  49,999
FNMA Notes,
  4.63%, 1/15/08                   27,000  26,996
  5.50%, 1/15/08                   35,000  35,038
  5.00%, 2/27/08                   15,000  15,004
-------------------------------------------------
                                          800,924
-------------------------------------------------
Federal Farm Credit Bank - 8.8%
FFCB Bond,
 3.38%, 6/12/08                     5,240   5,211
FFCB FRN,
  4.56%, 12/1/07                   50,000  49,992
  4.58%, 12/2/07                   50,000  49,995
  4.53%, 12/12/07                  25,000  24,999
  4.49%, 12/16/07                  25,000  25,000
  4.64%, 12/22/07                  25,000  24,997
  4.66%, 12/25/07                  25,000  24,999
  4.66%, 12/27/07                  50,000  49,997
  4.90%, 2/28/08                   20,000  19,995
-------------------------------------------------
                                          275,185
-------------------------------------------------
Federal Home Loan Bank - 26.0%
FHLB Bonds,
  5.13%, 2/12/08                   10,000   9,997
  5.30%, 2/13/08                   50,000  50,000
  4.45%, 4/14/08                    5,000   5,000
  4.40%, 4/21/08                   50,000  50,000
  4.30%, 4/23/08                   35,000  35,000
  4.35%, 4/28/08                   20,000  20,000
  4.42%, 5/8/08                    10,000  10,004
  4.35%, 5/19/08                   15,000  15,000
  4.75%, 6/11/08                   20,000  20,027
  5.25%, 7/10/08                   25,000  24,996
FHLB Discount Notes,
  3.80%, 12/3/07                   26,180  26,175
  4.71%, 12/12/07                  65,000  64,906
  4.53%, 12/26/07                  28,786  28,695
  4.65%, 3/7/08                    40,000  39,499
  4.63%, 3/10/08                   75,000  74,036

                                                PRINCIPAL
                                                 AMOUNT    VALUE
                                                 (000S)    (000S)
U.S. GOVERNMENT AGENCIES - 65.7% /(1)/ - continued
Federal Home Loan Bank - 26.0% - continued
FHLB FRN,
  5.07%, 1/2/08                                   $15,000   $14,998
  5.09%, 1/10/08                                   20,000    19,999
  4.93%, 1/24/08                                   25,000    24,993
  4.80%, 1/30/08                                   25,000    25,000
  4.69%, 2/5/08                                   100,000   100,000
  4.71%, 2/5/08                                    35,000    35,000
  4.76%, 2/11/08                                   75,000    74,999
  4.87%, 2/29/08                                   30,000    29,994
FHLB Note,
 4.63%, 1/18/08                                    15,000    15,004
-------------------------------------------------------------------
                                                            813,322
-------------------------------------------------------------------
Freddie Mac - 5.3%
FHLMC Discount Notes,
  5.12%, 12/10/07                                  55,000    54,930
  4.48%, 3/17/08                                   19,428    19,169
  4.24%, 4/28/08                                   65,000    63,859
FHLMC FRN,
 4.64%, 12/26/07                                   15,000    14,998
FHLMC Notes,
  2.70%, 12/17/07                                   7,605     7,600
  4.25%, 5/23/08                                    6,000     5,995
-------------------------------------------------------------------
                                                            166,551
-------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------
(Cost $2,055,982)                                         2,055,982
-------------------------------------------------------------------
-------------------------------------------------------------------
REPURCHASE AGREEMENTS - 34.5%
(Collateralized at a minimum of 102%) /(2)/
Joint Repurchase Agreements - 4.7%
Morgan Stanley & Co., Inc., dated 11/30/07,
 repurchase price $64,962
 3.05%, 12/3/07                                    64,945    64,945
Societe Generale, New York Branch,
 dated 11/30/07, repurchase price $32,481
 3.10%, 12/3/07                                    32,473    32,473
UBS Securities LLC, dated 11/30/07,
 repurchase price $48,722
 3.10%, 12/3/07                                    48,709    48,709
-------------------------------------------------------------------
                                                            146,127
-------------------------------------------------------------------
(Collateralized at a minimum of 102%) /(3)/
Repurchase Agreements - 29.8%
Bank of America, N.A., dated 11/30/07,
 repurchase price $45,017
 4.63%, 12/3/07                                    45,000    45,000
Citigroup Global Markets, Inc., dated 11/30/07,
 repurchase price $255,098
 4.63%, 12/3/07                                   255,000   255,000
Deutsche Bank Securities, Inc., dated 11/30/07,
 repurchase price $300,116
 4.63%, 12/3/07                                   300,000   300,000

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


GOVERNMENT PORTFOLIO continued                                NOVEMBER 30, 2007


                                            PRINCIPAL
                                             AMOUNT     VALUE
                                             (000S)     (000S)
REPURCHASE AGREEMENTS - 34.5% - continued
(Collateralized at a minimum of 102%) /(3)/
Repurchase Agreements - 29.8% - continued
HSBC Securities USA, Inc., dated 11/30/07,
 repurchase price $182,054
 4.63%, 12/3/07                              $181,984   $181,984
UBS Securities LLC, dated 11/30/07,
 repurchase price $150,058
 4.60%, 12/3/07                               150,000    150,000
-----------------------------------------------------------------
                                                         931,984
-----------------------------------------------------------------
Total Repurchase Agreements
-----------------------------------------------------------------
(Cost $1,078,111)                                      1,078,111
-----------------------------------------------------------------
-----------------------------------------------------------------
Total Investments - 100.2%
-----------------------------------------------------------------
(Cost $3,134,093) /(4)/                                3,134,093
-----------------------------------------------------------------
  Liabilities less Other Assets - (0.2)%                  (6,317)
-----------------------------------------------------------------
NET ASSETS - 100.0%                                   $3,127,776
-----------------------------------------------------------------

 (1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

 (2) The nature and terms of the collateral received for the joint repurchase agreements are as follows:

              NAME                 COUPON RATES   MATURITY DATES
              ----------------------------------------------------
              U.S. Treasury Bonds 2.00% - 12.50% 8/15/14 - 4/15/29
              U.S. Treasury Notes  1.88% - 2.00% 1/15/14 - 7/15/15
              ----------------------------------------------------

 (3) The nature and terms of the collateral received for the repurchase agreements are as follows:

                     NAME  COUPON RATES   MATURITY DATES
                     -------------------------------------
                     FHLMC 0.00% - 7.00% 12/1/32 - 7/15/37
                     FNMA      0.00%      1/1/20 - 11/1/37
                     -------------------------------------

 (4) The cost for federal income tax purposes was $3,134,093.

 Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


          MONEY MARKET PORTFOLIOS 26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


GOVERNMENT SELECT PORTFOLIO                                   NOVEMBER 30, 2007


                                 PRINCIPAL
                                  AMOUNT    VALUE
                                  (000S)    (000S)
U.S. GOVERNMENT AGENCIES - 100.1% /(1)/
Federal Farm Credit Bank - 15.1%
FFCB Bond,
 5.25%, 12/4/07                    $14,850   $14,851
FFCB Discount Notes,
  3.80%, 12/3/07                   194,620   194,579
  4.30%, 12/4/07                    70,000    69,975
  4.33%, 12/11/07                   77,000    76,907
  4.22%, 2/11/08                    18,000    17,848
  4.05%, 10/21/08                   25,000    24,086
FFCB FRN,
  4.56%, 12/1/07                    70,000    69,989
  4.58%, 12/2/07                    75,000    74,993
  4.57%, 12/4/07                    40,000    40,000
  4.55%, 12/6/07                    17,000    16,998
  4.53%, 12/12/07                   55,000    54,997
  4.49%, 12/16/07                   60,000    60,000
  5.48%, 12/19/07                   75,000    75,000
  4.64%, 12/22/07                  160,000   159,983
  4.65%, 12/23/07                   25,000    24,995
  4.65%, 12/24/07                   40,000    40,000
  4.66%, 12/25/07                  120,000   119,997
  4.66%, 12/27/07                   85,000    84,994
  4.90%, 2/28/08                    40,000    39,990
----------------------------------------------------
                                           1,260,182
----------------------------------------------------
Federal Home Loan Bank - 83.1%
FHLB Bonds,
  4.50%, 12/14/07                    6,815     6,813
  5.25%, 12/18/07                   25,000    25,000
  4.07%, 12/20/07                   24,000    23,991
  5.25%, 12/26/07                   25,000    25,000
  3.38%, 1/18/08                     5,000     4,988
  5.50%, 1/28/08                     5,650     5,652
  5.25%, 1/29/08                    40,000    40,000
  3.85%, 1/30/08                     5,000     4,989
  4.63%, 2/1/08                     31,330    31,308
  5.25%, 2/1/08                     25,000    25,000
  5.25%, 2/5/08                     14,000    14,011
  4.63%, 2/8/08                     63,090    63,058
  5.13%, 2/12/08                    72,000    71,980
  5.30%, 2/13/08                    60,000    60,000
  3.38%, 2/15/08                     9,000     8,966
  3.63%, 2/15/08                     4,500     4,485
  3.76%, 2/15/08                     5,000     4,985
  5.30%, 2/25/08                    40,000    40,000
  5.13%, 2/28/08                    26,600    26,590
  4.88%, 3/5/08                     10,000    10,012
  5.10%, 3/6/08                     40,000    39,984
  4.00%, 3/10/08                    38,530    38,435
  2.75%, 3/14/08                    40,000    39,730
  4.38%, 3/14/08                    11,500    11,474
  4.75%, 3/14/08                    11,000    11,009
  4.40%, 3/26/08                    20,000    20,000
  4.40%, 4/7/08                      5,300     5,299

                               PRINCIPAL
                                AMOUNT      VALUE
                                (000S)      (000S)
U.S. GOVERNMENT AGENCIES - 100.1% /(1)/ - continued
Federal Home Loan Bank - 83.1% - continued
FHLB Bonds -  (continued)
  4.45%, 4/14/08                  $7,000      $7,000
  4.40%, 4/21/08                  75,000      75,000
  4.50%, 4/21/08                  35,000      35,000
  4.30%, 4/23/08                  82,605      82,603
  4.35%, 4/28/08                  50,000      50,000
  4.38%, 4/28/08                  20,000      20,000
  4.42%, 5/8/08                   50,000      50,006
  4.35%, 5/19/08                  15,000      15,000
  4.75%, 6/11/08                  30,000      30,040
  4.10%, 6/13/08                   5,110       5,104
  5.25%, 7/10/08                  50,000      49,992
FHLB Discount Notes,
  3.80%, 12/3/07               2,391,293   2,390,788
  4.35%, 12/3/07                  60,000      59,986
  4.34%, 12/5/07                 100,000      99,952
  4.39%, 12/5/07                  72,000      71,965
  4.37%, 12/6/07                  50,000      49,970
  4.34%, 12/7/07                  81,600      81,541
  4.30%, 12/12/07                 62,600      62,518
  4.72%, 12/12/07                130,000     129,812
  5.09%, 12/12/07                 34,700      34,646
  4.30%, 12/14/07                 53,000      52,918
  4.33%, 12/14/07                 20,798      20,765
  4.38%, 12/14/07                200,000     199,684
  4.40%, 12/14/07                100,000      99,841
  4.14%, 12/21/07                 40,000      39,908
  4.33%, 12/21/07                125,000     124,699
  4.35%, 12/21/07                100,000      99,759
  4.33%, 12/26/07                 74,424      74,200
  4.53%, 12/26/07                100,000      99,686
  4.32%, 12/28/07                135,000     134,563
  4.66%, 12/28/07                 28,851      28,750
  4.66%, 1/11/08                  40,000      39,788
  4.65%, 1/16/08                  40,000      39,762
  4.47%, 1/18/08                  70,000      69,583
  4.54%, 1/18/08                  80,000      79,516
  4.32%, 1/25/08                  92,151      91,543
  4.28%, 1/30/08                  45,000      44,679
  4.31%, 1/30/08                  20,000      19,857
  4.32%, 1/30/08                  75,000      74,460
  4.31%, 2/1/08                   85,000      84,369
  4.27%, 2/13/08                 100,000      99,122
  4.32%, 2/20/08                  11,235      11,126
  4.65%, 2/22/08                  13,053      12,913
  4.57%, 2/28/08                  10,000       9,887
  4.30%, 2/29/08                  50,000      49,463
  4.55%, 3/5/08                   16,000      15,808
  4.64%, 3/5/08                   20,000      19,755
  4.24%, 4/16/08                  30,000      29,516
  4.24%, 4/18/08                  20,000      19,672
  4.23%, 4/25/08                 100,000      98,284

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


GOVERNMENT SELECT PORTFOLIO continued                         NOVEMBER 30, 2007


                                           PRINCIPAL
                                            AMOUNT     VALUE
                                            (000S)     (000S)
U.S. GOVERNMENT AGENCIES - 100.1% /(1)/ - continued
Federal Home Loan Bank - 83.1% - continued
FHLB FRN,
  5.57%, 12/11/07                           $100,000    $99,965
  5.54%, 12/17/07                             64,100     64,078
  5.07%, 1/2/08                               45,000     44,995
  5.09%, 1/10/08                             113,000    112,995
  4.93%, 1/24/08                              50,000     49,986
  4.80%, 1/30/08                              45,000     45,000
  4.69%, 2/5/08                              120,000    120,000
  4.71%, 2/5/08                               75,000     75,000
  4.76%, 2/11/08                             155,000    154,998
  4.84%, 2/21/08                              10,000     10,008
  4.87%, 2/29/08                              65,000     64,986
FHLB Notes,
  3.25%, 12/17/07                             74,895     74,850
  4.63%, 1/18/08                              10,000      9,998
  5.25%, 2/13/08                              25,000     24,997
  5.13%, 6/13/08                               6,220      6,246
  5.13%, 6/18/08                              13,995     14,047
----------------------------------------------------------------
                                                      6,919,707
----------------------------------------------------------------
Tennessee Valley Authority - 1.9%
Tennessee Valley Authority Discount Notes,
  4.31%, 12/27/07                             20,000     19,938
  4.32%, 12/27/07                            139,000    138,567
----------------------------------------------------------------
                                                        158,505
----------------------------------------------------------------
Total U.S. Government Agencies
----------------------------------------------------------------
(Cost $8,338,394)                                     8,338,394
----------------------------------------------------------------
----------------------------------------------------------------
Total Investments - 100.1%
----------------------------------------------------------------
(Cost $8,338,394) /(2)/                               8,338,394
----------------------------------------------------------------
  Liabilities less Other Assets - (0.1)%                 (6,961)
----------------------------------------------------------------
NET ASSETS - 100.0%                                  $8,331,433
----------------------------------------------------------------

 (1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

 (2) The cost for federal income tax purposes was $8,338,394.

 Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


          MONEY MARKET PORTFOLIOS 28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


TAX-EXEMPT PORTFOLIO                                          NOVEMBER 30, 2007



                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8%
Alabama - 0.3%
Jefferson County Obligation School Warrant Revenue
 Bonds, Series 2005B (AMBAC Insured),
 3.63%, 12/10/07                                            $2,835 $2,835
-------------------------------------------------------------------------
Alaska - 3.2%
City of Valdez Marine Termninal Revenue Refunding
 Bonds, Series 2003C, BP Pipelines, Inc. Project
 (BP PLC Gtd.),
 3.63%, 12/3/07                                             29,875 29,875
-------------------------------------------------------------------------
Arizona - 1.0%
Arizona Health Facilities Authority Revenue Bonds,
 Series 2003B-2, The Terraces Project (Lloyds TSB
 Bank LOC),
 3.60%, 12/10/07                                               200    200
Salt River Project Agricultural Improvement and Power
 District Revenue Bonds, Citigroup Eagle
 Series 2006-14, /(1)/
 3.67%, 12/10/07                                             2,300  2,300
Salt River Project Agricultural Improvement and Power
 District Revenue Bonds, Floater Series 2006-81TP, /(1)/
 3.64%, 12/10/07                                             7,440  7,440
-------------------------------------------------------------------------
                                                                    9,940
-------------------------------------------------------------------------
California - 1.7%
Livermore COPS VRDB, Series 2002, Refunding and
 Capital Projects (AMBAC Insured),
 3.55%, 12/10/07                                             1,290  1,290
Riverside County Teeter Obligation Revenue Bonds, CP
 Notes, Series 2007-B (Bank of Nova Scotia LOC),
 3.27%, 3/7/08                                               5,000  5,000
State of California RANS,
 4.00%, 6/30/08                                             10,000 10,036
-------------------------------------------------------------------------
                                                                   16,326
-------------------------------------------------------------------------
Colorado - 2.5%
City of Aurora COPS Refunding VRDB,
 Series 2006 A-2 (FGIC Insured),
 3.56%, 12/10/07                                               350    350
Colorado Educational and Cultural Facilities Authority
 Revenue VRDB, Museum of Contemporary Art
 (KeyBank N.A. LOC),
 3.67%, 12/10/07                                             5,000  5,000
Colorado Educational and Cultural Facilities Authority
 Revenue VRDB, Series 2005, Kent Denver School
 Project (Bank of New York LOC),
 3.64%, 12/10/07                                             3,150  3,150
Colorado Health Facilities Authority Revenue
 Refunding VRDB, Covenant Retirement (Bank of
 America N.A. LOC),
 3.59%, 12/10/07                                             5,700  5,700
Colorado Health Facilities Authority Revenue VRDB,
 Series 2004B, Adventist Health System Sunbelt
 (SunTrust Bank LOC),
 3.59%, 12/10/07                                             4,595  4,595

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Colorado - 2.5% - continued
Park Creek Metropolitan District Revenue Bonds,
 Merrill Lynch P-Floats 157 (Danske Bank Gtd.), /(1) (2)/
 3.68%, 2/14/08                                              $5,000 $5,000
Traer Creek Metropolitan District Revenue VRDB,
 Series 2004 (BNP Paribas LOC),
 3.62%, 12/10/07                                                200    200
--------------------------------------------------------------------------
                                                                    23,995
--------------------------------------------------------------------------
Connecticut - 3.9%
Connecticut State Health and Educational Facility
 Authority Revenue VRDB, Series 2003X-3,
 Yale University,
 3.40%, 12/3/07                                              25,500 25,500
Connecticut State Health and Educational Facility
 Authority Revenue VRDB, Series Y-3, Yale University,
 3.52%, 12/3/07                                              10,650 10,650
--------------------------------------------------------------------------
                                                                    36,150
--------------------------------------------------------------------------
District of Columbia - 1.8%
District of Columbia Revenue VRDB, Series 2001,
 Henry J. Kaiser Foundation,
 3.64%, 12/10/07                                              1,200  1,200
District of Columbia Revenue VRDB, Series 2007, Latin
 American Youth Center (Manufacturers & Traders
 Trust Co. LOC),
 3.63%, 12/10/07                                              4,070  4,070
District of Columbia Water and Sewer Revenue Bonds,
 Citicorp Eagle Trust 8121A (FSA Corp. Insured), /(1)/
 3.67%, 12/10/07                                              7,000  7,000
District of Columbia Water and Sewer Revenue Bonds,
 Series 1998, Citibank Eagle Trust 985201 (FSA
 Corp. Insured), /(1)/
 3.67%, 12/10/07                                              4,200  4,200
--------------------------------------------------------------------------
                                                                    16,470
--------------------------------------------------------------------------
Florida - 3.9%
Bay Medical Center Hospital Revenue Bonds,
 Series 2007-B, Bay Medical Center Project
 (Regions Bank LOC),
 3.64%, 12/10/07                                             10,000 10,000
Highlands County Health Facilities Authority Revenue
 VRDB, Series 1996-A, Adventist Health System
 Sunbelt (FGIC Insured),
 3.59%, 12/10/07                                              9,900  9,900
Jacksonville Health Facilities Authority Hospital Revenue
 VRDB, Series 2001, Baptist Medical Center Project
 (Wachovia Bank N.A. LOC),
 3.60%, 12/3/07                                                 100    100
Jacksonville PCR Refunding Bonds, Series 1995,
 Florida Power and Light Co. Project,
 3.58%, 12/3/07                                              11,100 11,100
Lee County IDA Healthcare Facilities Revenue VRDB,
 Series 1999B, Shell Point Village Project (Bank of
 America N.A. LOC),
 3.60%, 12/10/07                                              1,850  1,850

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


TAX-EXEMPT PORTFOLIO continued


                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Florida - 3.9% - continued
Sunshine State Governmental Financing Commission
 Revenue Bonds, Series 1986 (AMBAC Insured),
 3.67%, 12/3/07                                           $2,100 $2,100
Tallahassee Utility System Revenue Bonds, UBS
 Municipal Floaters 07-44 Various States, /(1)/
 3.66%, 12/10/07                                             100    100
Tampa Revenue Refunding VRDB, Series 2007,
 Volunteers of America (Regions Bank LOC),
 3.62%, 12/10/07                                           1,000  1,000
-----------------------------------------------------------------------
                                                                 36,150
-----------------------------------------------------------------------
Georgia - 7.2%
Fulton County Development Authority Revenue Bonds,
 Series 1999, Alfred and Adele Davis (Branch
 Banking & Trust Co. LOC),
 3.63%, 12/10/07                                          12,300 12,300
Fulton County Residential Care Facilities Revenue
 VRDB, Series C, Lenbrook Project, First Mortgage
 (Royal Bank of Scotland PLC LOC),
 3.61%, 12/10/07                                             800    800
Georgia State G.O. Bonds, Eagle Trust
 Series 97C1001, /(1)/
 3.67%, 12/10/07                                             340    340
Macon-Bibb County Hospital Authority Revenue VRDB,
 Series 2003, Revenue Anticipation Certificates
 Medical Center of Central Georgia (SunTrust Bank
 LOC),
 3.60%, 12/10/07                                           2,600  2,600
Macon Lease Revenue Refunding Bonds, Series 2004,
 Bibb County School District Project (Bibb County
 Gtd.),
 3.59%, 12/10/07                                           2,185  2,185
Metropolitan Atlanta Rapid Transit Authority Sales Tax
 Revenue CP Notes VRDB, Series B (Dexia Bank
 Belgium LOC),
 3.62%, 12/6/07                                           19,800 19,800
Smyrna Multifamily Housing Authority Revenue Bonds,
 Series 1997, F& M Villages Project (FNMA Gtd.),
 3.59%, 12/10/07                                           7,220  7,220
State of Georgia G.O., Citigroup ROCS
 RR-II-R-10074, /(1)/
 3.66%, 12/10/07                                          21,890 21,890
-----------------------------------------------------------------------
                                                                 67,135
-----------------------------------------------------------------------
Idaho - 1.1%
Idaho State G.O. TANS, Series 2007,
 4.50%, 6/30/08                                           10,000 10,043
-----------------------------------------------------------------------
Illinois - 9.8%
Arlington Heights Multifamily Housing Revenue
 Refunding VRDB, Series 1997, Dunton Tower
 Apartments Project (Marshall & Ilsley Bank LOC),
 3.60%, 12/10/07                                           3,980  3,980
Chicago Board of Education G.O., Series A, Merrill
 P-Floats PA-617, School Reform Board
 (FGIC Insured), /(1)/
 3.86%, 12/10/07                                           4,995  4,995

                                                             PRINCIPAL
                                                              AMOUNT   VALUE
                                                              (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Illinois - 9.8% - continued
Chicago Board of Education G.O. Variable Rate
 Certificates, Series 2000A, School Reform Board
 (FGIC Insured), /(1)/
 3.66%, 12/10/07                                                $4,205 $4,205
Chicago G.O. Refunding Bonds, Series 1998, Citicorp
 Eagle Trust 981302 (FSA Corp. Insured), /(1)/
 3.67%, 12/10/07                                                 1,000  1,000
City of Springfield Community Improvement Revenue
 VRDB, Series 2007A, Abraham Lincoln
 (Harris N.A. LOC),
 3.65%, 12/10/07                                                 5,000  5,000
DuPage County Revenue VRDB, Benedictine University
 Building Project (National City Bank of
 Cleveland LOC),
 3.62%, 12/10/07                                                   300    300
Illinois Development Finance Authority Economic
 Development Revenue Bonds, Series 2003,
 Resurrection Center Project (Harris N.A. LOC),
 3.59%, 12/10/07                                                 4,775  4,775
Illinois Finance Authority Revenue Bonds, Series
 2006A, Chicago Christian (Fifth Third Bank LOC),
 3.63%, 12/10/07                                                   455    455
Illinois Health Facilities Authority Revenue Bonds,
 Series 2003-B, Advocate Healthcare Network,
 3.60%, 1/4/08                                                   9,000  9,000
Illinois International Port District Revenue Refunding
 VRDB, Series 2003 (Bank of America N.A. LOC),
 3.64%, 12/10/07                                                 3,000  3,000
Illinois State G.O., Citigroup ROCS RR-II-R-11165, /(1)/
 3.66%, 12/10/07                                                11,140 11,140
Illinois State G.O. VRDB, Series 2003B,
 3.63%, 12/10/07                                                 1,900  1,900
Illinois State Sales TRB, Citigroup ROCS RR-II-R-4542, /(1)/
 3.66%, 12/10/07                                                 3,920  3,920
Illinois State Toll Highway Authority Revenue VRDB,
 Priority Series 2007 A-2,
 3.56%, 12/10/07                                                10,000 10,000
Kane County Revenue Bonds, Series 1993, Glenwood
 School for Boys (Harris N.A. LOC),
 3.63%, 12/10/07                                                 7,200  7,200
Morton Grove Cultural Facilities Revenue VRDB, Series
 2006, Holocaust Museum (Bank of America
 N.A. LOC),
 3.64%, 12/10/07                                                 9,500  9,500
Peoria IDR Bonds, Series 1997, Peoria Production Shop
 Project (JPMorgan Chase Bank LOC),
 3.85%, 12/10/07                                                   645    645
Rockford Revenue Bonds, Series 2002, Wesley
 Willows Obligation (Marshall & Ilsley Bank LOC),
 3.63%, 12/3/07                                                  1,640  1,640
University of Illinois Revenue Bonds, Citigroup ROCS
 RR-II-R-10124 (MBIA Insured), /(1)/
 3.66%, 12/10/07                                                 3,000  3,000

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Illinois - 9.8% - continued
Will County Revenue VRDB, Series 2004, Joliet
 Catholic Academy Project (Harris N.A. LOC),
 3.65%, 12/10/07                                        $6,250 $6,250
---------------------------------------------------------------------
                                                               91,905
---------------------------------------------------------------------
Indiana - 2.5%
Indiana Bond Bank Revenue Notes, Series 2007A,
 Advanced Funding Program Notes,
 4.25%, 1/31/08                                          5,000  5,005
Indiana Health and Educational Facilities Financing
 Authority Revenue Bonds, Citigroup ROCS
 RR-II-R-10246, Ascension Health, /(1)/
 3.66%, 12/10/07                                         7,900  7,900
Indiana Health and Educational Facilities Financing
 Authority Revenue Bonds,
 Series 2005A, Howard Regional Health System
 Project (Comerica Bank LOC),
 3.67%, 12/3/07                                          1,000  1,000
Indiana Health Facility Financing Authority Revenue
 VRDB, Series 2000, Senior Living Greencroft Project
 (Bank of America N.A. LOC),
 3.60%, 12/10/07                                         1,161  1,161
Indiana Health Facility Financing Authority Revenue
 VRDB, Series 2004A, Margaret Mary Community
 Hospital Project (Fifth Third Bank LOC),
 3.67%, 12/3/07                                            800    800
Indiana Public Improvement Bond Bank Revenue
 VRDB, Series A, ABN AMRO Munitops Certificate
 Trust Series 2002-7 (MBIA Insured), /(1)/
 3.64%, 12/10/07                                         7,500  7,500
---------------------------------------------------------------------
                                                               23,366
---------------------------------------------------------------------
Iowa - 0.9%
Iowa Finance Authority Revenue VRDB,
 Series 2000, YMCA and Rehab Center Project
 (Bank of America N.A. LOC),
 3.64%, 12/10/07                                         2,100  2,100
Iowa Finance Authority Revenue VRDB, Series 2003A,
 St. Luke's Health Foundation of Sioux City Project
 (General Electric Capital Corp. LOC),
 3.60%, 12/10/07                                         3,100  3,100
Iowa Higher Education Loan Authority Revenue Bonds,
 Series 2002, Luther College
 Project (U.S. Bank N.A. LOC),
 3.59%, 12/10/07                                         3,000  3,000
Iowa Higher Education Loan Authority Revenue VRDB,
 Private College, Series 2003, Des Moines University
 Project (Allied Irish Bank LOC),
 3.67%, 12/3/07                                            200    200
---------------------------------------------------------------------
                                                                8,400
---------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Kansas - 1.8%
Kansas Development Finance Authority Multifamily
 Revenue Refunding VRDB,
 Chesapeake Apartments Project (FHLMC LOC),
 3.63%, 12/10/07                                      $11,000 $11,000
Kansas Development Finance Authority Revenue
 VRDB, Series 1998BB, Shalom Village Obligation
 Group (Citibank N.A. LOC),
 3.60%, 12/10/07                                        5,460   5,460
---------------------------------------------------------------------
                                                               16,460
---------------------------------------------------------------------
Kentucky - 2.4%
Fort Mitchell League of Cities Revenue VRDB,
 Series 2002A, Trust Lease Program
 (U.S. Bank N.A. LOC),
 3.62%, 12/10/07                                        2,250   2,250
Kentucky Asset Liability Commission
 General Fund Revenue,
 Series 2007-A TRANS,
 4.50%, 6/26/08                                        20,000  20,087
Morehead League of Cities Revenue VRDB,
 Series 2004A, Trust Lease Program
 (U.S. Bank N.A. LOC),
 3.62%, 12/10/07                                          474     474
---------------------------------------------------------------------
                                                               22,811
---------------------------------------------------------------------
Louisiana - 0.2%
Jefferson Parish Hospital Revenue Refunding VRDB,
 Series 2004, East Jefferson General Hospital
 (JPMorgan Chase Bank LOC),
 3.63%, 12/10/07                                        1,800   1,800
---------------------------------------------------------------------
Maine - 0.3%
Maine Turnpike Authority Revenue Bonds,
 Citigroup ROCS RR-II-R-10126 (FGIC Insured), /(1)/
 3.69%, 12/10/07                                        3,000   3,000
---------------------------------------------------------------------
Maryland - 2.3%
Maryland Health and Higher Educational Facilities
 Authority Revenue VRDB,
 Series 2005A, Adventist Healthcare
 (Bank of America N.A. LOC),
 3.59%, 12/10/07                                       11,400  11,400
Montgomery County Economic Development Revenue
 VRDB, Series 2004, Riderwood Village, Inc.
 Project (Manufacturers & Traders Trust Co. LOC),
 3.62%, 12/10/07                                       10,500  10,500
---------------------------------------------------------------------
                                                               21,900
---------------------------------------------------------------------
Massachusetts - 5.8%
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2007-B, Linden Ponds, Inc.
 (Fortis Bank LOC),
 3.58%, 12/10/07                                       10,000  10,000

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


TAX-EXEMPT PORTFOLIO continued


                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Massachusetts - 5.8% - continued
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2007, Northfield Mount
 Hermon (JPMorgan Chase Bank LOC),
 3.66%, 12/10/07                                        $23,355 $23,355
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2007, Seashore Port-
 Deaconess, Inc. (Banco Santander Central Hispano
 LOC),
 3.58%, 12/10/07                                            800     800
Massachusetts State Health and Educational Facilities
 Authority Revenue Bonds, Citigroup
 ROCS RR-II-R-10244, Partners Health, /(1)/
 3.66%, 12/10/07                                         20,000  20,000
-----------------------------------------------------------------------
                                                                 54,155
-----------------------------------------------------------------------
Michigan - 3.3%
Detroit G.O. Limited TANS
 (Bank of Nova Scotia LOC),
 4.50%, 3/1/08                                           13,460  13,486
Detroit School Building and Site Improvement G.O.,
 Series 2002A, ABN AMRO Munitops Certificate
 Trust, Series 2003-10 (FGIC Insured), /(1)/
 3.64%, 12/10/07                                          4,495   4,495
Detroit Water Supply System Revenue VRDB,
 Series 2005-B (FGIC Insured),
 3.62%, 12/10/07                                          9,600   9,600
Michigan Municipal Bond Authority Revenue Notes,
 Series 2007 B-2 (Bank of Nova Scotia LOC),
 4.50%, 8/20/08                                           3,000   3,017
-----------------------------------------------------------------------
                                                                 30,598
-----------------------------------------------------------------------
Minnesota - 2.9%
Burnsville Housing Revenue VRDB,
 Series 1999A, Provence LLC Project
 (Bank of America N.A. LOC),
 3.63%, 12/10/07                                         15,650  15,650
Center City, Minnesota Healthcare Facilities Revenue
 VRDB, Series 2002, Hazelden Foundation Project
 (Allied Irish Bank LOC),
 3.61%, 12/10/07                                          2,300   2,300
Minneapolis Minnesota Health Care Systems Revenue
 Refunding VRDB, Series 2005C, Fairview Health
 Services (MBIA Insured),
 3.60%, 12/10/07                                          6,500   6,500
Minnesota Housing Finance Agency Revenue Bonds,
 Residential Housing Finance, Series 2007A,
 3.65%, 3/4/08                                            3,000   3,000
-----------------------------------------------------------------------
                                                                 27,450
-----------------------------------------------------------------------
Mississippi - 0.8%
Mississippi Business Finance Corp. Revenue VRDB,
 Series 600, Concourse Project (Regions Bank LOC),
 3.64%, 12/10/07                                          3,000   3,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Mississippi - 0.8% - continued
Mississippi Business Finance Corp. Revenue VRDB,
 Series 2000, St. Andrew's Episcopal School Project
 (Allied Irish Bank LOC),
 3.63%, 12/10/07                                         $2,000 $2,000
Mississippi Medical Center Educational Building Corp.
 Revenue VRDB, Adult Hospital Project
 (AMBAC Insured),
 3.59%, 12/3/07                                           3,000  3,000
----------------------------------------------------------------------
                                                                 8,000
----------------------------------------------------------------------
Missouri - 0.8%
Chesterfield IDA Educational Facilities Revenue VRDB,
 Series 2003, Gateway Academy, Inc. Project
 (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                             390    390
Kansas City IDA Multifamily Housing Revenue
 Refunding VRDB, Coach House South
 Apartments (FHLMC LOC),
 3.63%, 12/10/07                                          1,700  1,700
Kirkwood Tax Increment Revenue Refunding VRDB,
 Series 2004, Kirkwood Commons Project
 (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                             700    700
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 1999B, St. Louis
 University,
 3.65%, 12/3/07                                           2,415  2,415
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2002, Missouri
 Baptist College (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                           2,100  2,100
St. Charles County IDA Revenue Refunding VRDB,
 Series 1993, Remington Apartments Project
 (FNMA Gtd.),
 3.60%, 12/10/07                                            100    100
----------------------------------------------------------------------
                                                                 7,405
----------------------------------------------------------------------
Nevada - 0.8%
Carson City Hospital Revenue VRDB,
 Series 2003-B, Tahoe Hospital Project
 (U.S. Bank N.A. LOC),
 3.59%, 12/10/07                                          7,700  7,700
----------------------------------------------------------------------
New Jersey - 1.1%
New Jersey State TRANS, Series 2008A,
 4.50%, 6/24/08                                          10,000 10,049
----------------------------------------------------------------------
New Mexico - 1.6%
Bernalillo County Gross TRB 1996B,
 Series 2004B Macon Variable Certificates
 (MBIA Insured), /(1)/
 3.66%, 12/10/07                                          5,160  5,160
State of New Mexico TRANS, Series 2007,
 4.50%, 6/30/08                                          10,000 10,043
----------------------------------------------------------------------
                                                                15,203
----------------------------------------------------------------------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
North Carolina - 0.3%
New Hanover County G.O. School Bonds,
 Series 1995,
 3.65%, 12/10/07                                       $2,250 $2,250
University of North Carolina Revenue Bonds,
 Citigroup Eagle 720053014 Class 2005A, /(1)/
 3.67%, 12/10/07                                          800    800
--------------------------------------------------------------------
                                                               3,050
--------------------------------------------------------------------
Ohio - 1.3%
Middletown Development Revenue Bonds,
 Series 2003, Bishop Fenwick High School Project
 (JPMorgan Chase Bank LOC),
 3.63%, 12/10/07                                        2,450  2,450
Ohio State G.O., Citigroup ROCS RR-II-R-9144, /(1)/
 3.66%, 12/10/07                                        4,145  4,145
Ohio State Higher Educational Facilities Revenue
 VRDB, Series 2007, Ohio Dominican University
 Project (JPMorgan Chase Bank LOC),
 3.61%, 12/10/07                                          700    700
Warren County Health Care Facilities Revenue VRDB,
 Series 1998-B, Otterbein Homes,
 Improvement (Fifth Third Bank LOC),
 3.63%, 12/10/07                                        4,700  4,700
--------------------------------------------------------------------
                                                              11,995
--------------------------------------------------------------------
Oklahoma - 0.8%
Edmond EDA Student Housing Revenue VRDB,
 Series 2001A, Edmond Project
 (Allied Irish Bank LOC),
 3.60%, 12/10/07                                        4,200  4,200
Tulsa Industrial Authority Revenue Bonds,
 Series 2000B, University of Tulsa (MBIA Insured),
 3.63%, 12/10/07                                        3,655  3,655
--------------------------------------------------------------------
                                                               7,855
--------------------------------------------------------------------
Pennsylvania - 1.9%
Pennsylvania Intergovernmental Cooperative
 Authority Special Tax Revenue Refunding Bonds,
 Series 2003, Philadelphia Funding Program
 (AMBAC Insured),
 3.60%, 12/10/07                                        2,875  2,875
Philadelphia School District TRANS,
 Series 2007-A (Bank of America N.A. LOC),
 4.50%, 6/27/08                                        15,000 15,065
--------------------------------------------------------------------
                                                              17,940
--------------------------------------------------------------------
Puerto Rico - 0.5%
Commonwealth of Puerto Rico TRANS,
 Series 2007 (Bank of Nova Scotia LOC),
 4.25%, 7/30/08                                         5,000  5,027
--------------------------------------------------------------------
Tennessee - 2.4%
Chattanooga Health Educational and Housing
 Facility Board Revenue VRDB, Series 2004A,
 Tennessee Health Program-Cumberland Medical
 (AmSouth Bank Birmingham LOC),
 3.60%, 12/10/07                                        8,300  8,300

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Tennessee - 2.4% - continued
Clarksville Public Building Authority Revenue Bonds,
 Series 2003, Pooled Financing Tennessee
 Municipal Bond Fund (Bank of America N.A. LOC),
 3.62%, 12/3/07                                            $900   $900
Metropolitan Government Nashville and Davidson
 County Electric Revenue Bonds, Citicorp Eagle Trust
 Series 984201, /(1)/
 3.67%, 12/10/07                                          1,600  1,600
Metropolitan Government Nashville and Davidson
 County IDB Revenue Refunding VRDB, Series 2002,
 University of Nashville Project (SunTrust Bank LOC),
 3.60%, 12/10/07                                          1,300  1,300
Tennergy Corp. Gas Revenue Bonds, STARS Trust
 Receipts 1260B (BNP Paribas LOC), /(1)/
 3.68%, 12/10/07                                          6,140  6,140
Tennessee Local Development Authority Revenue
 BANS, Series 2007A, Student Loan Program,
 5.00%, 6/30/08                                           2,000  2,015
Williamson County IDB Revenue Bonds, Series 2003,
 Currey Ingram Academy Project
 (SunTrust Bank LOC),
 3.63%, 12/10/07                                          2,160  2,160
----------------------------------------------------------------------
                                                                22,415
----------------------------------------------------------------------
Texas - 12.9%
Dallas Water & Sewer Revenue Bonds, State Street
 Clipper Tax-Exempt Certificate Trust 2007-23, /(1)
 /3.68%, 12/10/07                                        20,000 20,000
Granbury Independent School District G.O.,
 Series 1999 SG-129 (PSF of Texas Gtd.), /(1)/
 3.64%, 12/10/07                                          4,815  4,815
Harris County Health Facilities Development Corp.
 Hospital Revenue VRDB, Series 2007-B, Baylor
 College Medicine (JPMorgan Chase Bank LOC),
 3.59%, 12/10/07                                         10,000 10,000
Harris County Revenue TANS,
 4.50%, 2/29/08                                          15,000 15,031
HFDC of Central Texas, Inc. Retirement Facilities
 Revenue Bonds, Series 2006B (BNP Paribas LOC),
 3.60%, 12/10/07                                          8,600  8,600
Irving Independent School District G.O., VRDB,
 Series 2004-B,
 3.76%, 2/1/08                                           17,400 17,400
Keller Independent School District G.O.,
 Series 2001-26, ABN AMRO Munitops Certificate
 Trust, /(1)/
 3.64%, 12/10/07                                          4,000  4,000
Little Elm School District G.O., Series 2006-60,
 ABN AMRO Munitops Certificate Trust, /(1)/
 3.65%, 12/10/07                                          9,040  9,040
Princeton Independent School District G.O., Soc Gen
 Series 2003 SGB-41 (PSF of Texas Gtd.), /(1)/
 3.65%, 12/10/07                                          4,750  4,750

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


TAX-EXEMPT PORTFOLIO continued


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Texas - 12.9% - continued
San Antonio City Electric and Gas, Wachovia
 MERLOTS Series 2001A68 (Colld. by U.S.
 Treasury Securities), /(1)/
 3.67%, 12/10/07                                       $3,620  $3,620
State of Texas Transportation Mobility G.O., Bear
 Stearns Trust Certificate Series 2007-302
 Class A, /(1)/
 3.68%, 12/10/07                                        4,830   4,830
State of Texas Transportation Mobility G.O.,
 Citigroup Eagle 720050055, /(1)/
 3.67%, 12/10/07                                        5,085   5,085
Tarrant County Health Facilities Development Corp.
 Revenue VRDB, Series 1996-A, Adventist Health
 System Sunbelt (SunTrust Bank LOC),
 3.59%, 12/10/07                                        5,045   5,045
Texas A&M University Revenue Bonds, Series 2003A
 ROCS RR-II-R-4005, /(1)/
 3.66%, 12/10/07                                        4,735   4,735
Texas City Industrial Development Corp.,
 Wachovia MERLOTS Series 2000-A34,
 Arco Pipeline Project, /(1)/
 3.67%, 12/10/07                                        3,835   3,835
---------------------------------------------------------------------
                                                              120,786
---------------------------------------------------------------------
Utah - 2.7%
Utah Transit Authority Sales Tax Revenue VRDB,
 Subseries B (Fortis Bank LOC),
 3.65%, 12/3/07                                           900     900
Utah Water Finance Agency Revenue VRDB,
 Series 2002A2 (AMBAC Insured),
 3.66%, 12/10/07                                        5,680   5,680
Utah Water Finance Agency Revenue VRDB
 Series 2005A13 (AMBAC Insured),
 3.63%, 12/10/07                                        5,000   5,000
Utah Water Finance Agency Revenue VRDB,
 Series 2005A14 (AMBAC Insured),
 3.66%, 12/10/07                                        4,100   4,100
Utah Water Finance Agency Revenue VRDB,
 Series A15 (AMBAC Insured),
 3.63%, 12/10/07                                       10,000  10,000
---------------------------------------------------------------------
                                                               25,680
---------------------------------------------------------------------
Virginia - 0.0%
Alexandria IDA Revenue Refunding VRDB,
 Series 2005, Goodwin House
 (Wachovia Bank N.A. LOC),
 3.60%, 12/3/07                                           200     200
---------------------------------------------------------------------
Washington - 3.5%
Seattle Light and Power Revenue Refunding Bonds,
 SMB ROCS II-R Series 50 (FSA Corp. Insured), /(1)/
 3.66%, 12/10/07                                        6,495   6,495
State of Washington G.O., Citi ROCS RR-II-R-12002
 (MBIA Insured), /(1)/
 3.66%, 12/10/07                                       12,000  12,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Washington - 3.5% - continued
Tacoma Water System Revenue Bonds, ABN AMRO
 Munitops Certificate Trust Series 2002-36
 (MBIA Insured), /(1)/
 3.65%, 12/10/07                                         $8,680 $8,680
Washington State Finance Commission Nonprofit
 Housing Revenue Refunding VRDB, Series 1997,
 Panorama City Project (KeyBank N.A. LOC),
 3.68%, 12/3/07                                             960    960
Washington State Finance Commission Nonprofit
 Housing Revenue VRDB, Series 2000, Living Care
 Centers Project (Wells Fargo Bank N.A. LOC),
 3.59%, 12/10/07                                          2,045  2,045
Washington State G.O., Series 2004D, ABN AMRO
 Munitops Certificate Trust Series 2004-13
 (AMBAC Insured), /(1)/
 3.65%, 12/10/07                                            355    355
Washington State Housing Finance Commission
 Nonprofit Housing Revenue VRDB, Series 2003,
 Gonzaga Preparatory School Project (Bank of
 America N.A. LOC),
 3.64%, 12/10/07                                          1,865  1,865
----------------------------------------------------------------------
                                                                32,400
----------------------------------------------------------------------
Wisconsin - 4.9%
State of Wisconsin, Series 2007, Operating Notes,
 4.50%, 6/16/08                                          10,000 10,040
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2001B, Newcastle Place
 Project (Bank of America N.A. LOC),
 3.60%, 12/10/07                                          6,200  6,200
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2002, Meriter Hospital, Inc.
 Project (Marshall & Ilsley Bank LOC),
 3.67%, 12/3/07                                             250    250
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, St. Joseph Community Hospital
 Project (Marshall & Ilsley Bank LOC),
 3.62%, 12/10/07                                            490    490
Wisconsin Health and Educational Facilities Authority
 Revenue Refunding VRDB, Series 2003, Oakwood
 Village Project (Marshall & Ilsley Bank LOC),
 3.62%, 12/10/07                                            585    585
Wisconsin Health and Educational Facilities Authority
 Revenue Refunding VRDB, Series 2005, Lutheran
 Home, Put Option (Marshall & Ilsley Bank LOC),
 3.62%, 12/10/07                                          4,800  4,800
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series 2002A, Capital Access Pool,
 Vernon Memorial Hospital (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                           1,705  1,705
Wisconsin Transportation Revenue Bonds, State Street
 Clipper Tax-Exempt Certificate Trust 2007-24, /(1)
 /3.68%, 12/10/07                                        21,745 21,745
----------------------------------------------------------------------
                                                                45,815
----------------------------------------------------------------------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                              PRINCIPAL
                                               AMOUNT     VALUE
                                               (000S)     (000S)
MUNICIPAL INVESTMENTS - 96.8% - continued
Multiple States Pooled Security - 1.7%
BB&T Municipal Trust Revenue Bonds,
 Floaters Series 1004 (Branch Banking & Trust
 Co. LOC), /(1)/
 3.76%, 12/10/07                                 $15,600  $15,600
-----------------------------------------------------------------
Total Municipal Investments
-----------------------------------------------------------------
(Cost $907,884)                                           907,884
-----------------------------------------------------------------
-----------------------------------------------------------------
                                               NUMBER     VALUE
                                              OF SHARES   (000S)
INVESTMENT COMPANIES - 2.8%
AIM Tax-Free Cash Reserve Portfolio           25,237,827   25,238
Dreyfus Tax-Exempt Cash Management Fund          417,259      417
-----------------------------------------------------------------
Total Investment Companies
-----------------------------------------------------------------
(Cost $25,655)                                             25,655
-----------------------------------------------------------------
-----------------------------------------------------------------
Total Investments - 99.6%
-----------------------------------------------------------------
(Cost $933,539) /(3)/                                     933,539
-----------------------------------------------------------------
  Other Assets less Liabilities - 0.4%                      3,923
-----------------------------------------------------------------
NET ASSETS - 100.0%                                      $937,462
-----------------------------------------------------------------

 (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2) Restricted security that has been deemed illiquid. At November 30, 2007, the value of this restricted illiquid security amounted to approximately $5,000,000 or 0.5% of net assets. Additional information on this restricted illiquid security is as follows:

                                 ACQUISITION AND ACQUISITION
                                   ENFORCEABLE      COST
SECURITY                              DATE         (000S)
------------------------------------------------------------
Park Creek Metropolitan District
 Revenue Bonds (CO),
 3.68%, 2/14/08                          2/15/07      $5,000
------------------------------------------------------------

 (3) The cost for federal income tax purposes was $933,539.

 Percentages shown are based on Net Assets.

 At November 30, 2007, the industry sectors for the Tax-Exempt Portfolio were:

INDUSTRY SECTOR                                         % OF NET ASSETS
Air, Water Services and Solid Waste Management                     7.1%
Educational Services                                               11.8
Executive, Legislative and General Government                      35.2
General Medical, Surgical and Nursing and Personal Care             9.7
Health Services and Residential Care                               10.5
Urban and Community Development, Housing Programs
 and Social Services                                                6.1
All other sectors less than 5%                                     19.6
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6%
Alabama - 3.9%
Alabama Multifamily Housing Finance Authority
 Revenue Refunding Bonds, Series 1995, Westshore
 Apartments Project (Wachovia Bank N.A. LOC),
 3.64%, 12/10/07                                       $2,405  $2,405
Birmingham Medical Clinic Board Revenue Bonds,
 University of Alabama Health Services (SunTrust
 Bank LOC),
 3.60%, 12/10/07                                        4,000   4,000
Birmingham Public Park and Recreation Board Lease
 Revenue VRDB, Series 2001, Barber Museum
 Project (Regions Bank LOC),
 3.66%, 12/10/07                                       16,000  16,000
City of Birmingham G.O. VRDB, Series 2004A,
 Capital Improvement Warrants (AMBAC Insured
 LOC),
 3.64%, 12/10/07                                       21,195  21,195
Homewood Educational Building Authority Revenue
 VRDB, Series 2007B, Educational Facilities
 Samford University (MBIA Insured),
 3.64%, 12/10/07                                        9,850   9,850
Mobile Spring Hill Medical Clinic Board Revenue
 VRDB, Series 2007, Spring Hill Area Leasing
 Project (Regions Bank LOC),
 3.65%, 12/10/07                                        3,800   3,800
Montgomery IDB Pollution Control and Solid Waste
 Disposal Revenue Refunding VRDB, Series 2005,
 General Electric Co. Project (General Electric Co.
 Gtd.)
 3.50%, 12/3/07                                        10,575  10,575
Taylor-Ryan Improvement District Number 2, Variable
 Improvement Bonds, Series 2005 (Wachovia Bank
 N.A. LOC),
 3.63%, 12/10/07                                       17,000  17,000
University of Alabama Revenue VRDB, Series 2000B,
 Hospital (AMBAC Insured),
 3.59%, 12/10/07                                       45,400  45,400
West Jefferson IDB PCR Refunding Bonds, Series
 1998, Alabama Power Co. Project (Alabama
 Power Gtd.),
 3.58%, 12/3/07                                        28,000  28,000
---------------------------------------------------------------------
                                                              158,225
---------------------------------------------------------------------
Alaska - 1.1%
Anchorage G.O. TANS, Series 2007,
 4.25%, 12/28/07                                       30,000  30,015
Valdez Marine Terminal Revenue Refunding Bonds,
 Series 1993A, Exxon Pipeline Co. Project
 (ExxonMobil Corp. Gtd.),
 3.60%, 12/3/07                                         7,165   7,165
Valdez Marine Terminal Revenue Refunding VRDB,
 Series 2001, Exxon Pipeline Co. Project
 (BP PLC Gtd.),
 3.63%, 12/3/07                                         2,500   2,500

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Alaska - 1.1% - continued
Valdez Marine Terminal Revenue Refunding VRDB,
 Series 2003B, BP Pipelines, Inc. Project,
 3.63%, 12/3/07                                          $3,100 $3,100
----------------------------------------------------------------------
                                                                42,780
----------------------------------------------------------------------
Arizona - 2.2%
Arizona Health Facilities Authority Revenue Bonds,
 Series 2003B-1, The Terraces Project (Lloyds TSB
 Bank LOC),
 3.60%, 12/10/07                                          9,500  9,500
Arizona Health Facilities Authority Revenue Bonds,
 Series 2003B-2, The Terraces Project (Lloyds TSB
 Bank LOC),
 3.60%, 12/10/07                                          2,700  2,700
Arizona Health Facilities Authority Revenue Refunding
 Bonds, Series 2007 The Terraces Project (Lloyds
 TSB Bank LOC),
 3.61%, 12/10/07                                         15,000 15,000
Arizona Health Facilities Authority Revenue VRDB,
 Series A, Banner Health (MBIA Insured),
 3.60%, 12/10/07                                          2,295  2,295
Arizona Health Facilities Authority Revenue VRDB,
 Series 2002, Royal Oaks Project (Bank of America
 N.A. LOC),
 3.59%, 12/10/07                                         18,750 18,750
Phoenix G.O. Floaters, Series 2012, BB&T Municipal
 Trust Various States, /(1)/
 3.64%, 12/10/07                                         10,320 10,320
Pima County IDA Revenue VRDB, Series 2002A,
 Senior Living Facilities La Posada (Bank of America
 N.A. LOC),
 3.59%, 12/10/07                                          4,760  4,760
Salt River Project Agricultural Improvement and Power
 District Electric System Revenue Bonds, Citigroup
 ROCS RR-II-R-640, /(1)/
 3.66%, 12/10/07                                          7,440  7,440
Salt River Project Agricultural Improvement and Power
 District Electric System Revenue Bonds, Citigroup
 ROCS RR-II-R-12029, /(1)/
 3.72%, 12/10/07                                          6,890  6,890
Sun Devil Energy Center LLC Revenue VRDB,
 Series 2004, Arizona State University Project
 (FGIC Insured),
 3.62%, 12/10/07                                          1,000  1,000
Tempe IDA Senior Living Revenue VRDB, Series 2002C,
 Friendship Village Project (Fortis Bank LOC),
 3.61%, 12/10/07                                          7,900  7,900
Tuscon IDA Revenue VRDB, Series 2002A, Family
 Housing Resources Projects (FNMA LOC),
 3.60%, 12/10/07                                          4,850  4,850
----------------------------------------------------------------------
                                                                91,405
----------------------------------------------------------------------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
California - 4.4%
ABAG Finance Authority for Nonprofit Corps. Revenue
 VRDB, Series 2007, Oshman Family Jewish
 Community (Bank of America N.A. LOC),
 3.49%, 12/3/07                                       $10,580 $10,580
ABAG Finance Authority for Nonprofit Corps. Revenue
 VRDB, Series 2007, 899 Charleston Project
 (Bank of America N.A. LOC),
 3.49%, 12/3/07                                        12,500  12,500
ABN AMRO Munitops Certificate Trust,
 Series 2006-21, /(1)/
 3.60%, 12/10/07                                       13,995  13,995
Bay Area Toll Bridge Revenue VRDB, Series 2007 G1,
 San Francisco Bay Area Toll Authority (AMBAC
 Insured),
 3.52%, 12/10/07                                       16,400  16,400
Bay Area Toll Bridge Revenue VRDB, Series 2007 G3,
 San Francisco Bay Area Toll Authority (AMBAC
 Insured),
 3.52%, 12/10/07                                       20,000  20,000
California State Department of Water Resources and
 Power Supply Revenue VRDB, Series 2002C-7
 (FSA Corp. Insured),
 3.45%, 12/10/07                                          600     600
California State Department of Water Resources and
 Power Supply Revenue VRDB, Series 2002C-16
 (Bank of New York LOC),
 3.47%, 12/10/07                                        7,300   7,300
California State G.O., Kindergarten-University,
 Series 2004A-9 (Citibank N.A. LOC),
 3.47%, 12/10/07                                        5,600   5,600
California Statewide Communities Development
 Authority Revenue VRDB, Series 2001,
 Gemological Institute (AMBAC Insured),
 3.48%, 12/10/07                                       13,400  13,400
California Statewide Communities Development
 Authority Revenue VRDB, Series 2001, Senior Living
 Facility (Bank of New York LOC),
 3.49%, 12/10/07                                        2,900   2,900
California Statewide Communities Development
 Authority Revenue VRDB, University of San Diego
 (BNP Paribas LOC),
 3.53%, 12/10/07                                       11,100  11,100
Golden State Tobacco Securitization Corp. Revenue
 Bonds, Series 2007 C95, Wachovia MERLOTS,
 Tobacco Settlement, /(1)/
 3.65%, 12/10/07                                       11,700  11,700
Los Angeles Department of Water and Power
 Waterworks Revenue Bonds, Series 2001B-1,
 3.39%, 12/10/07                                          500     500
Los Angeles Unified School District G.O. Morgan
 Stanley Floaters, Series 2007, /(1)/
 3.65%, 12/10/07                                       18,000  18,000

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
California - 4.4% - continued
Metropolitan Water District of Southern California
 Waterworks Revenue VRDB, Series 2001 C-1,
 3.45%, 12/3/07                                           $2,100  $2,100
San Francisco City and County Redevelopment
 Agency Multifamily Housing Revenue VRDB,
 Series 1985B, Bayside Village Project (JPMorgan
 Chase Bank LOC),
 3.49%, 12/10/07                                           4,300   4,300
State of California RANS,
 4.00%, 6/30/08                                           25,000  25,090
Sunnyvale COPS VRDB, Series 2001-A, Government
 Center Site Acquisition (AMBAC Insured),
 3.48%, 12/10/07                                           2,665   2,665
------------------------------------------------------------------------
                                                                 178,730
------------------------------------------------------------------------
Colorado - 3.4%
Colorado Educational and Cultural Facilities Authority
 Revenue Bonds, Concordia University Irvine Project
 (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                            5,410   5,410
Colorado Educational and Cultural Facilities Authority
 Revenue Bonds, Immanuel Lutheran School Project
 (Bank of America N.A. LOC),
 3.67%, 12/3/07                                            8,645   8,645
Colorado Educational and Cultural Facilities Authority
 Revenue Bonds, Series 2005, Bear Creek School
 Project (U.S. Bank N.A. LOC),
 3.59%, 12/10/07                                           7,050   7,050
Colorado Educational and Cultural Facilities Authority
 Revenue Bonds, Series 2006, Pueblo Serra
 Worship Holdings (Wells Fargo Bank N.A. LOC),
 3.62%, 12/10/07                                           7,240   7,240
Colorado Health Facilities Authority Revenue
 Refunding VRDB, Series 2004B, Bethesda
 Collinwood (Bank of America N.A. LOC),
 3.61%, 12/10/07                                           3,970   3,970
Colorado Health Facilities Authority Revenue VRDB,
 Series 2002, Total Longterm Care Project
 (U.S. Bank N.A. LOC),
 3.63%, 12/10/07                                           3,255   3,255
Colorado Health Facilities Authority Revenue VRDB,
 Series 2004B, Adventist Health System Sunbelt
 (SunTrust Bank LOC),
 3.59%, 12/10/07                                          11,260  11,260
Colorado Health Facilities Authority Revenue VRDB,
 Series 2006-A, Golden West Manor (U.S. Bank
 N.A. LOC),
 3.62%, 12/10/07                                           2,480   2,480
Denver City and County Airport Revenue Bonds,
 Series 63 (FGIC Insured), /(1)/
 3.64%, 12/10/07                                           9,500   9,500

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Colorado - 3.4% - continued
East Cherry Creek Valley Water and Sanitation
 District Revenue VRDB, Series 2004, Arapahoe
 County (MBIA Insured),
 3.48%, 12/10/07                                            $4,445  $4,445
El Paso County Multifamily Housing Revenue
 Refunding Bonds, Series 1995, Briarglen
 Apartments Project (FHLMC Insured),
 3.60%, 12/10/07                                             1,700   1,700
Fiddlers Business Improvement District Greenwood
 Village G.O. VRDB, Series 2007-2, Capital
 Improvement Sub Lien (KeyBank N.A. LOC),
 3.61%, 12/10/07                                             7,000   7,000
Larkridge G.O. VRDB, Series 2004, Metropolitan
 District Number 1 (U.S. Bank N.A. LOC),
 3.63%, 12/10/07                                            10,000  10,000
Park Creek Metropolitan District Revenue Bonds,
 Merrill Lynch P-Floats 157 (Danske Bank Gtd.), /(1)(2)/
 3.68%, 2/14/08                                             15,000  15,000
Steamboat Springs Redevelopment Authority Tax
 Increment Revenue Bonds, Series 2007, Base Area
 Redevelopment Project (Wells Fargo Bank N.A. LOC),
 3.62%, 12/10/07                                             5,350   5,350
Telluride Excise Tax Revenue VRDB, Series 2007, VY
 Floor Open Space Project (KeyBank N.A. LOC),
 3.65%, 12/10/07                                             4,260   4,260
Traer Creek Metropolitan District Revenue VRDB,
 Series 2002, Avon (BNP Paribas LOC),
 3.62%, 12/10/07                                            14,140  14,140
Traer Creek Metropolitan District Revenue VRDB,
 Series 2004 (BNP Paribas LOC),
 3.62%, 12/10/07                                            10,700  10,700
Westminster EDA Tax Increment Revenue Refunding
 VRDB, Series 2006, Mandalay Gardens Urban
 (Depfa Bank PLC LOC),
 3.63%, 12/10/07                                             8,380   8,380
--------------------------------------------------------------------------
                                                                   139,785
--------------------------------------------------------------------------
Connecticut - 2.1%
Connecticut State Health and Educational Facility
 Authority Revenue Bonds, Series 1997T-1,
 Yale University,
 3.40%, 12/3/07                                             11,400  11,400
Connecticut State Health and Educational Facility
 Authority Revenue Bonds, Series 1997T-2,
 Yale University,
 3.46%, 12/10/07                                            26,275  26,275
Connecticut State Health and Educational Facility
 Authority Revenue Bonds, Series U-1,
 Yale University,
 3.51%, 12/10/07                                            35,455  35,455
Connecticut State Health and Educational Facility
 Authority Revenue Bonds, Series V-1, Yale University,
 3.52%, 12/3/07                                             11,360  11,360
--------------------------------------------------------------------------
                                                                    84,490
--------------------------------------------------------------------------

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
District of Columbia - 0.6%
District of Columbia Revenue VRDB, Series 1999, The
 Washington Home, Inc. (Wachovia Bank
 N.A. LOC),
 3.61%, 12/10/07                                        $9,100 $9,100
District of Columbia Revenue VRDB, Series 2001,
 Henry J. Kaiser Foundation,
 3.64%, 12/10/07                                         4,700  4,700
District of Columbia Revenue VRDB, Series 2003,
 American Psychological Association Project (Bank of
 America N.A. LOC),
 3.61%, 12/10/07                                         2,360  2,360
District of Columbia Revenue VRDB, Series 2007,
 Preparatory Academy (Manufacturers & Traders
 Bank Co. LOC),
 3.63%, 12/10/07                                         9,580  9,580
---------------------------------------------------------------------
                                                               25,740
---------------------------------------------------------------------
Florida - 8.0%
Brevard County Health Facilities Authority Revenue
 VRDB, Series 2004, Wuesthoff Health Systems, Inc.
 Project (SunTrust Bank LOC),
 3.60%, 12/10/07                                        12,900 12,900
Broward County Educational Facilities Authority
 Revenue Bonds, City College Project (Citibank
 N.A. LOC),
 3.59%, 12/10/07                                        10,115 10,115
Charlotte County Utility Revenue Refunding VRDB,
 Series 2003A (FSA Corp. Insured),
 3.61%, 12/10/07                                         5,700  5,700
Dade County Water and Sewer System Revenue
 Bonds, Series 1994 (FGIC Insured),
 3.59%, 12/10/07                                        15,225 15,225
Florida Gas Utility Revenue VRDB, Series 2006, Gas
 Supply Project Number 2-A-2,
 3.59%, 12/10/07                                         4,100  4,100
Florida Housing Finance Corp. Multifamily Revenue
 Bonds, Series 53G-2007, Goldman Floater
 (Goldman Sachs Group, Inc. Gtd.), /(1)/
 3.64%, 12/10/07                                        20,000 20,000
Florida Housing Finance Corp. Multifamily Revenue
 Refunding Bonds, Series 1998, South Pointe Project
 (FNMA Insured),
 3.60%, 12/10/07                                         3,900  3,900
Florida Housing Finance Corp. Multifamily Revenue
 Refunding VRDB, Series 2004, Lakeside North
 (FHLMC Insured),
 3.60%, 12/10/07                                         2,500  2,500
Florida Housing Finance Corp. Multifamily Revenue
 Refunding VRDB, Series C, Monterey Lake
 (FHLMC LOC),
 3.60%, 12/10/07                                         7,325  7,325
Florida Housing Finance Corp. Multifamily Revenue
 Refunding VRDB, Series K, Reflections (FHLMC Gtd.),
 3.59%, 12/10/07                                        13,500 13,500

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Florida - 8.0% - continued
Florida Multifamily Housing Finance Agency Revenue
 Bonds, Series 1985, Huntington (FHLMC Gtd.),
 3.60%, 12/10/07                                        $4,000 $4,000
Florida Multifamily Housing Finance Agency Revenue
 Bonds, Series 1985, River Oaks (FHLMC Insured),
 3.62%, 12/10/07                                         3,900  3,900
Florida State Board of Education G.O., Citigroup
 ROCS RR-II-R-10122, /(1)/
 3.66%, 12/10/07                                         4,175  4,175
Florida State Board of Education G.O., Eagle
 720050054 - Class A, /(1)/
 3.67%, 12/10/07                                        10,000 10,000
Florida State Board of Education Revenue Bonds,
 Series 2004, Citigroup ROCS RR-II-6037, /(1)/
 3.66%, 12/10/07                                         6,255  6,255
Gainesville Utility System Revenue VRDB,
 Series 2007-A,
 3.63%, 12/10/07                                           900    900
Highlands County Health Facilities Authority Revenue
 Refunding VRDB, Series 2006-A, Adventist Health
 (FSA Corp. Insured),
 3.59%, 12/10/07                                        15,135 15,135
Highlands County Health Facilities Authority Revenue
 VRDB, Series 1996A, Adventist Health System
 Project (FGIC Insured),
 3.59%, 12/10/07                                        21,800 21,800
Highlands County Health Facilities Authority Revenue
 VRDB, Series 1996A, Adventist Health System
 Sunbelt (SunTrust Bank LOC),
 3.59%, 12/10/07                                        26,320 26,320
Highlands County Health Facilities Authority Revenue
 VRDB, Series 2003B, Adventist Health System
 Sunbelt (SunTrust Bank LOC),
 3.60%, 12/10/07                                        17,450 17,450
Highlands County Health Facilities Authority Revenue
 VRDB, Series 2007 A-2, Adventist Health System,
 3.64%, 12/10/07                                        10,000 10,000
Lee County HFA Multifamily Revenue Bonds,
 Series 1995-A, Forestwood Apartments Project
 (FNMA Gtd.),
 3.61%, 12/10/07                                         8,285  8,285
Lee County IDA Healthcare Facilities Revenue VRDB,
 Series 1999B, Shell Point Village Project (Bank of
 America N.A. LOC),
 3.60%, 12/10/07                                         9,535  9,535
Lee County IDA Healthcare Facilities Revenue VRDB,
 Series 2002, Shell Point Village Project (Bank of
 America N.A. LOC),
 3.60%, 12/10/07                                        10,000 10,000
Marion County Hospital District Revenue Bonds,
 Series 2000, Munroe Regional Health System
 (AmSouth Bank Birmingham LOC),
 3.62%, 12/10/07                                         7,000  7,000

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Florida - 8.0% - continued
Martin County Health Facilities Authority Hospital
 Revenue Refunding VRDB, Series 2007A, Martin
 Memorial Medical Center (Wachovia Bank
 N.A. LOC),
 3.59%, 12/10/07                                        $6,000  $6,000
Orange County Finance Authority Multifamily
 Housing Revenue Refunding Bonds, Series 1997,
 Post Lake Apartments Project (FNMA Insured),
 3.62%, 12/10/07                                        12,735  12,735
Orange County Housing Finance Authority
 Multifamily Revenue Refunding VRDB,
 Series 1997, Post Fountains Project (FNMA Gtd.),
 3.60%, 12/10/07                                         2,550   2,550
Orange County School Board COPS, Series 2007-B
 (FGIC Insured),
 3.50%, 12/3/07                                         18,300  18,300
Palm Beach County School Board COPS,
 Series 2002B (FSA Corp. Insured),
 3.60%, 12/10/07                                         7,975   7,975
Pinellas County Health Facility Authority Revenue
 Refunding VRDB, Series B2, Baycare Health
 System (FSA Corp. Insured),
 3.60%, 12/10/07                                         3,700   3,700
St. Lucie Florida Community Redevelopment,
 Series 2006-83, ABN AMRO Munitops Certificate
 Trust (MBIA Insured), /(1)(2)/
 3.65%, 12/10/07                                        18,050  18,050
State of Florida Department of Transportation Bridge
 Construction Revenue Bonds, Series 2002A, ABN
 AMRO Munitops Certificate Trust 2002-20
 (MBIA Insured), /(1)/
 3.65%, 12/10/07                                         9,845   9,845
----------------------------------------------------------------------
                                                               329,175
----------------------------------------------------------------------
Georgia - 1.3%
Burke County Development Authority PCR Bonds,
 Georgia Power Co. Plant Vogtle First Series,
 3.76%, 7/1/08                                           7,025   7,025
Cobb County G.O. TANS,
 4.00%, 12/31/07                                         5,000   5,002
Cobb County Housing Authority Multifamily Revenue
 VRDB, Series 1996, Post Bridge Project
 (FNMA Insured),
 3.59%, 12/10/07                                         3,300   3,300
Cobb County Housing Authority Revenue Bonds, Post
 Mill Project (FNMA Gtd.),
 3.59%, 12/10/07                                         2,000   2,000
Floyd County Development Authority Revenue VRDB,
 Series 2000, Darlington School Project (SunTrust
 Bank LOC),
 3.64%, 12/10/07                                         2,900   2,900

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Georgia - 1.3% - continued
Fulton County Development Authority Revenue Bonds,
 Series 2004, Holy Innocents Episcopal School
 Project (SunTrust Bank LOC),
 3.60%, 12/10/07                                         $100   $100
Gainesville and Hall County Development Authority
 Revenue VRDB, Series 2007, GHCDA Economic
 Development Corp. Project (Dexia Bank
 Belgium LOC),
 3.64%, 12/10/07                                        6,465  6,465
Gwinnett County Multifamily Housing Revenue VRDB,
 Series 1996, Post Corners Project (FNMA Gtd.),
 3.60%, 12/10/07                                        4,300  4,300
Roswell Housing Authority Multifamily Revenue
 Refunding VRDB, Series 1994, Wood Crossing
 Project (FHLMC LOC),
 3.64%, 12/10/07                                        3,300  3,300
Roswell Housing Authority Multifamily Revenue
 Refunding VRDB, Series 1996, Azalea Park
 Apartments (FNMA Insured),
 3.60%, 12/10/07                                        5,400  5,400
Roswell Housing Authority Multifamily Revenue
 Refunding VRDB, Series 2002, Chambrel at Roswell
 Project (FNMA Gtd.),
 3.59%, 12/10/07                                          100    100
Smyrna Multifamily Housing Authority Revenue Bonds,
 Series 1997, F & M Villages Project (FNMA Gtd.),
 3.59%, 12/10/07                                          600    600
State of Georgia G.O., Merrill Lynch
 P-Floats-EC 1019, /(1)/
 3.76%, 12/10/07                                       13,785 13,785
--------------------------------------------------------------------
                                                              54,277
--------------------------------------------------------------------
Idaho - 0.2%
Idaho State G.O. TANS, Series 2007,
 4.50%, 6/30/08                                        10,000 10,043
--------------------------------------------------------------------
Illinois - 9.6%
Chicago Board of Education G.O. Series A PA 616
 School Reform Board (FGIC Insured), /(1)/
 3.86%, 12/10/07                                          500    500
Chicago G.O. Refunding Bonds, Series 1998, Citicorp
 Eagle Trust 981302 (FSA Corp. Insured), /(1)/
 3.67%, 12/10/07                                          500    500
Chicago Water G.O., Series 2007, BB&T
 Municipal Trust, /(1)/
 3.64%, 12/10/07                                       11,350 11,350
City of Aurora Revenue VRDB, Series 2003,
 Community Counseling Center of Fox Valley Project
 (Harris N.A. LOC),
 3.65%, 12/10/07                                        3,210  3,210
City of Greenville Revenue Refunding VRDB,
 Series 2006, Greenville College Project (National
 City Bank LOC),
 3.45%, 11/1/08                                         3,875  3,875

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Illinois - 9.6% - continued
Illinois Development Finance Authority Revenue Bonds,
 Series 1984, Enterprise Office Project (Colld. by U.S.
 Treasuries),
 3.90%, 12/3/07                                             $6,000 $6,000
Illinois Development Finance Authority Revenue VRDB,
 BAPS, Inc. Project (Comerica Bank LOC),
 3.63%, 12/10/07                                             9,605  9,605
Illinois Development Finance Authority Revenue VRDB,
 Series 1994, Aurora Central Catholic High School
 Project (Allied Irish Bank LOC),
 3.85%, 12/10/07                                             1,000  1,000
Illinois Development Finance Authority Revenue VRDB,
 Series 1998, Wheaton Academy Project (Bank of
 America N.A. LOC),
 3.62%, 12/10/07                                             9,000  9,000
Illinois Development Finance Authority Revenue VRDB,
 Series 2001, Oak Park Residence Corp. Project
 (Bank of America N.A. LOC),
 3.63%, 12/10/07                                             1,650  1,650
Illinois Development Finance Authority Revenue VRDB,
 Series 2002, Roosevelt University Project (JPMorgan
 Chase Bank LOC),
 3.63%, 12/10/07                                            10,000 10,000
Illinois Development Finance Authority Revenue VRDB,
 Series 2003, Mount Carmel High School Project
 (JPMorgan Chase Bank LOC),
 3.63%, 12/10/07                                            12,000 12,000
Illinois Educational Facilities Authority Revenue Bonds,
 Series 1985, Cultural Pool (JPMorgan Chase
 Bank LOC),
 3.63%, 12/10/07                                            10,790 10,790
Illinois Educational Facilities Authority Revenue VRDB,
 Series 1999A, National Louis University (JPMorgan
 Chase Bank LOC),
 3.62%, 12/10/07                                            10,450 10,450
Illinois Educational Facilities Authority Revenue Bonds,
 Series 2003B, Augustana College (Bank of
 America N.A. LOC),
 3.60%, 12/10/07                                             6,890  6,890
Illinois Finance Authority Revenue Bonds, Citigroup
 Eagle 20060115-Class A, Northwestern
 University, /(1)/
 3.67%, 12/10/07                                             8,170  8,170
Illinois Finance Authority Revenue Bonds, Kohl Childrens
 Museum (Fifth Third Bank LOC),
 3.60%, 12/10/07                                             2,275  2,275
Illinois Finance Authority Revenue Bonds, Nazareth
 Academy Project (Harris N.A. LOC),
 3.60%, 12/10/07                                            10,500 10,500
Illinois Finance Authority Revenue Bonds, Northwestern,
 Citi ROCS RR-II-R-12043, /(1)/
 3.72%, 12/10/07                                            10,395 10,395

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Illinois - 9.6% - continued
Illinois Finance Authority Revenue Bonds, Series 2005,
 Joan W. & Irving B. Dance Project (Bank of
 America N.A. LOC),
 3.61%, 12/10/07                                         $13,100 $13,100
Illinois Finance Authority Revenue Refunding VRDB,
 Series 2007, Presbyterian Homes Project (FSA
 Corp. Insured),
 3.60%, 12/10/07                                           8,000   8,000
Illinois Finance Authority Revenue VRDB, Series
 2005C, Friendship Village Schaumburg (Bank of
 America N.A. LOC),
 3.61%, 12/10/07                                          21,650  21,650
Illinois Finance Authority Revenue VRDB, Series
 2006B, Loyola University Health System (Harris
 N.A. LOC),
 3.60%, 12/10/07                                          22,900  22,900
Illinois Finance Authority Revenue VRDB, Series
 2006B, Montgomery Place (Fifth Third Bank LOC),
 3.60%, 12/10/07                                           4,140   4,140
Illinois Finance Authority Revenue VRDB, Series 2007,
 North American Spine Society (Harris N.A. LOC),
 3.65%, 12/10/07                                          12,500  12,500
Illinois Finance Authority Revenue VRDB, Easter Seals
 Metropolitan Chicago (Harris N.A. LOC),
 3.65%, 12/10/07                                           7,700   7,700
Illinois Finance Authority Revenue VRDB, Series A,
 Franciscan Communities (Bank of America N.A.
 LOC),
 3.60%, 12/10/07                                           8,045   8,045
Illinois Finance Authority Revenue VRDB, Series B,
 Landing at Plymouth (Lloyds TSB Bank LOC),
 3.60%, 12/10/07                                          18,300  18,300
Illinois Finance Authority Revenue VRDB, Series D, The
 Clare At Water Tower Project (Bank of America
 N.A. LOC),
 3.60%, 12/10/07                                          15,650  15,650
Illinois Health Facilities Authority Revenue Bonds,
 Advocate Healthcare Network,
  Series 2003-B,
  3.60%, 1/4/08                                           13,495  13,495
  Series 2003-C,
  3.67%, 2/29/08                                          19,880  19,880
Illinois Health Facilities Authority Revenue Refunding
 Bonds, Series 1996, Franciscan Eldercare Village
 (Bank of America N.A. LOC),
 3.58%, 12/10/07                                           2,200   2,200
Illinois State G.O. Bonds Series 2006, Citigroup
 ROCS-II-R-1072, /(1)/
 3.66%, 12/10/07                                           4,975   4,975
Illinois State G.O. VRDB, Series 2003B,
 3.63%, 12/10/07                                          20,200  20,200

                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Illinois - 9.6% - continued
Illinois State Toll Highway Authority Revenue VRDB,
 Priority Series 2007 A-2,
 3.56%, 12/10/07                                      $25,000 $25,000
Kane County Revenue Bonds, Series 1993,
 Glenwood School for Boys (Harris N.A. LOC),
 3.63%, 12/10/07                                        4,500   4,500
Lisle Multifamily Housing Revenue Refunding VRDB,
 Series 1996, Four Lakes Phase V (Bank of America
 N.A. LOC),
 3.61%, 12/10/07                                       20,000  20,000
Lombard Multifamily Housing Revenue Refunding
 Bonds, Series 2000, Clover Creek Apartments
 Project (FNMA LOC),
 3.61%, 12/10/07                                       11,815  11,815
Morton Grove Cultural Facilities Revenue VRDB,
 Series 2006, Holocaust Museum (Bank of America
 N.A. LOC),
 3.64%, 12/10/07                                        4,750   4,750
Regional Transportation Authority Revenue Bonds,
 Bank of America Variable Certificates, Macon
 2004A (MBIA Insured), /(1)/
 3.66%, 12/10/07                                        3,330   3,330
Rockford Revenue Bonds, Series 2002, Wesley
 Willows Obligation (Marshall & Ilsley Bank LOC),
 3.63%, 12/3/07                                         5,060   5,060
---------------------------------------------------------------------
                                                              395,350
---------------------------------------------------------------------
Indiana - 2.3%
Indiana Bond Bank Revenue Notes, Series 2007A,
 Advanced Funding Program Notes,
 4.25%, 1/31/08                                        10,000  10,010
Indiana Health and Educational Facilities Finance
 Authority Revenue Bonds, Series 2005A, Howard
 Regional Health System Project (Comerica Bank
 LOC),
 3.67%, 12/3/07                                         8,900   8,900
Indiana Health and Educational Facilities Finance
 Authority Revenue VRDB, Series 2005A, Parkview
 Health Systems (AMBAC Insured),
 3.60%, 12/10/07                                        5,500   5,500
Indiana Health and Educational Facilities Finance
 Authority Revenue VRDB, Series 2005B, Parkview
 Health Systems (AMBAC Insured),
 3.60%, 12/10/07                                        4,865   4,865
Indiana Health Facility Financing Authority Revenue
 Bonds, Series 2002A, Golden Years Homestead
 (Wells Fargo Bank N.A. LOC),
 3.58%, 12/10/07                                        2,800   2,800
Indiana Health Facility Financing Authority Revenue
 Bonds, Series 2004, Riverview Hospital Project
 (National City Bank LOC),
 3.61%, 12/10/07                                       13,650  13,650

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Indiana - 2.3% - continued
Indiana Health Facility Financing Authority Revenue
 VRDB, Series 2001, Franciscan Eldercare Village
 Project (Bank of America N.A. LOC),
 3.59%, 12/10/07                                            $295   $295
Indiana Health Facility Financing Authority Revenue
 VRDB, Series 2002B Fayette Memorial Hospital
 Association (Fifth Third Bank LOC),
 3.67%, 12/3/07                                            7,000  7,000
Indiana Health Facility Financing Authority Revenue
 VRDB, Series 2004A, Margaret Mary Community
 Hospital Project (Fifth Third Bank LOC),
 3.67%, 12/3/07                                            1,000  1,000
Indiana Hospital Equipment Financing Revenue VRDB,
 Hospital Equipment Program Project (MBIA Insured),
 3.63%, 12/10/07                                          12,615 12,615
Indiana Public School Building Corp. Revenue Bonds,
 Series 2003-15, ABN AMRO Munitops Certificate
 Trust (MBIA Insured), /(1)/
 3.64%, 12/10/07                                          14,200 14,200
Indiana State Development Finance Authority Revenue
 VRDB, Series 2003 Educational Facilities, Christel
 House Project (Fifth Third Bank LOC),
 3.60%, 12/10/07                                           3,755  3,755
Indiana State Development Finance Authority Revenue
 VRDB, Series 2003, YMCA of Southwest Indiana
 Project (Wells Fargo Bank N.A. LOC),
 3.58%, 12/10/07                                           2,900  2,900
Indiana State Educational Facilities Authority Revenue
 VRDB, Series 2004, Bethel College Project
 (National City Bank LOC),
 3.61%, 12/10/07                                           5,860  5,860
Vincennes Economic Development Revenue VRDB, Knox
 County Association (Wells Fargo Bank N.A. LOC),
 3.58%, 12/10/07                                           2,300  2,300
-----------------------------------------------------------------------
                                                                 95,650
-----------------------------------------------------------------------
Iowa - 1.4%
Grinnell Hospital Revenue Refunding VRDB, Series
 2001, Grinnell Regional Medical Center Project
 (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                            3,200  3,200
Iowa Finance Authority Economic Development
 Revenue VRDB, Series 2002, Iowa West
 Foundation Project (U.S. Bank N.A. LOC),
 3.60%, 12/10/07                                           5,755  5,755
Iowa Finance Authority Healthcare Facilities Revenue
 VRDB, Series A3, Iowa Health System (FGIC
 Insured),
 3.60%, 12/10/07                                           3,300  3,300
Iowa Finance Authority Private College Revenue
 VRDB, Series 2001, Morningside College Project
 (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                            4,700  4,700

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Iowa - 1.4% - continued
Iowa Finance Authority Retirement Community
 Revenue VRDB, Series 2003B, Wesley Retirement
 Services Project (Wells Fargo Bank N.A. LOC),
 3.59%, 12/10/07                                        $4,010 $4,010
Iowa Higher Education Loan Authority Revenue Bonds,
 Series 2002, Luther College Project (U.S. Bank N.A.
 LOC),
 3.59%, 12/10/07                                        12,000 12,000
Iowa Higher Education Loan Authority Revenue VRDB,
 Private College, Series 2003, Des Moines University
 Project (Allied Irish Bank LOC),
 3.67%, 12/3/07                                          3,600  3,600
Iowa State School Cash Anticipation Program Revenue
 Notes, Series 2007-A School Corps. Warrant
 Certificates (FSA Corp. Insured),
 4.50%, 6/27/08                                         19,000 19,080
---------------------------------------------------------------------
                                                               55,645
---------------------------------------------------------------------
Kansas - 1.2%
Johnson County Unified School District No. 512 G.O.,
 Series 2001-A92, Wachovia MERLOTS, /(1)/
 3.67%, 12/10/07                                         9,475  9,475
Kansas Development Finance Authority Multifamily
 Revenue Refunding VRDB, Chesapeake Apartments
 Project (FHLMC LOC),
 3.63%, 12/10/07                                         5,000  5,000
Kansas Development Finance Authority Revenue
 VRDB, Series 1998BB, Shalom Village Obligation
 Group (Citibank N.A. LOC),
 3.60%, 12/10/07                                         1,140  1,140
Kansas Development Finance Authority Revenue
 VRDB, Series 2004C, Adventist Health System/
 Sunbelt (SunTrust Bank LOC),
 3.61%, 12/10/07                                        12,500 12,500
Kansas Development Finance Authority Revenue
 VRDB, Series 2004C, Adventist Health System/
 Sunbelt (SunTrust Bank LOC),
 3.61%, 12/10/07                                        13,800 13,800
Olathe Multifamily Housing Revenue Refunding VRDB,
 Jefferson Place Apartments Project (FHLMC GIC),
 3.60%, 12/10/07                                         7,780  7,780
---------------------------------------------------------------------
                                                               49,695
---------------------------------------------------------------------
Kentucky - 1.5%
Fort Mitchell League of Cities Revenue VRDB, Series
 2002A, Trust Lease Program (U.S. Bank N.A. LOC),
 3.62%, 12/10/07                                         8,900  8,900
Jefferson County Multifamily Housing Revenue
 Refunding VRDB, Series 2002, Camden Meadows
 Project (FNMA Insured),
 3.60%, 12/10/07                                         8,200  8,200
Kentucky Asset Liability Commission General Fund
 Revenue, Series 2007-A TRANS,
 4.50%, 6/26/08                                         35,000 35,151

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Kentucky - 1.5% - continued
Mason County PCR Bonds, Series 1984B-1, East
 Kentucky Power Project,
 3.67%, 12/10/07                                             $655   $655
Morehead League of Cities Revenue VRDB, Series
 2004A, Trust Lease Program (U.S. Bank N.A. LOC),
 3.62%, 12/10/07                                           10,453 10,453
------------------------------------------------------------------------
                                                                  63,359
------------------------------------------------------------------------
Louisiana - 1.3%
Louisiana Local Government Environmental Revenue
 VRDB, Series 2004C, University LaMonroe (Regions
 Bank LOC),
 3.60%, 12/10/07                                            9,900  9,900
Louisiana Offshore Terminal Authority Deepwater Port
 Revenue Refunding VRDB, Series 2007-A, Loop LLC
 Project (SunTrust Bank LOC),
 3.60%, 12/10/07                                           27,000 27,000
Louisiana Public Facilities Authority Multifamily
 Housing Revenue Refunding VRDB, Linlake Ventures
 Project (FHLMC LOC),
 3.59%, 12/10/07                                            8,000  8,000
Louisiana Public Facilities Authority Revenue Bonds,
 Series 1985A, Hospital Equipment Financing and
 Refunding (JPMorgan Chase Bank LOC),
 3.62%, 12/10/07                                              150    150
Louisiana Public Facilities Authority Revenue Refunding
 VRDB, Series 1988, Multifamily (FNMA LOC),
 3.60%, 12/10/07                                            7,000  7,000
------------------------------------------------------------------------
                                                                  52,050
------------------------------------------------------------------------
Maryland - 1.5%
Gaithersburg Economic Development Revenue VRDB,
 Series B, Asbury Maryland Obligation (KBC Bank
 N.V. LOC),
 3.61%, 12/10/07                                           10,980 10,980
Maryland State Community Development
 Administration Multifamily Housing Revenue Notes,
 Series 2006Q,
 3.59%, 12/14/07                                           10,000 10,000
Maryland State Health and Higher Educational
 Facilities Authority Revenue Refunding VRDB, Series
 2005B, Adventist Healthcare (Manufacturers &
 Traders Trust Co. LOC),
 3.61%, 12/10/07                                           13,700 13,700
Maryland State Health and Higher Educational
 Facilities Authority Revenue VRDB, Series A,
 Adventist Health Care (Manufacturers & Traders
 Trust Co. LOC),
 3.61%, 12/10/07                                           11,750 11,750
Maryland State Health and Higher Educational
 Facilities Authority Revenue VRDB, Series 2005A,
 Adventist Healthcare (Bank of America N.A. LOC),
 3.59%, 12/10/07                                            1,400  1,400

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Maryland - 1.5% - continued
Montgomery County Economic Development
 Revenue VRDB, Series 2004, Riderwood Village,
 Inc. Project (Manufacturers & Traders Trust Co.
 LOC),
 3.62%, 12/10/07                                           $900    $900
Prince Georges County Revenue Refunding VRDB,
 Series A, Collington Episcopal (Bank of America
 N.A. LOC),
 3.59%, 12/10/07                                         10,000  10,000
State of Maryland G.O., Merrill P-Floats EC-1012,
 Enhanced Return, /(1)/
 3.76%, 12/10/07                                          3,965   3,965
-----------------------------------------------------------------------
                                                                 62,695
-----------------------------------------------------------------------
Massachusetts - 3.2%
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2003, Phillips Academy,
 3.59%, 12/10/07                                         16,000  16,000
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2007, Groton School,
 3.62%, 12/10/07                                         10,000  10,000
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2007, Seashore Port-
 Deaconess, Inc. (Banco Santander Central
 Hispano LOC),
 3.58%, 12/10/07                                          7,755   7,755
Massachusetts State Development Finance Agency
 Revenue VRDB, Series 2007-B, Linden Ponds, Inc.
 (Fortis Bank LOC),
 3.58%, 12/10/07                                         20,000  20,000
Massachusetts State G.O. VRDB, Series 2006 A,
 Consolidated Loan,
 3.67%, 12/3/07                                           3,350   3,350
Massachusetts State Health and Educational Facilities
 Authority Revenue VRDB, Series 2000-BB, Harvard
 University,
 3.43%, 12/10/07                                         17,600  17,600
Massachusetts State Health and Educational Facilities
 Authority Revenue VRDB, Series 2007-A, Suffolk
 University (Royal Bank of Scotland PLC LOC),
 3.66%, 12/10/07                                         17,230  17,230
Massachusetts State Health and Educational Facilities
 Authority Revenue VRDB, Series L-2, Childrens
 Hospital (AMBAC Insured),
 3.62%, 12/3/07                                          19,950  19,950
Massachusetts State Health and Educational Facilities
 Authority Revenue Refunding VRDB, Series
 2007-B, Suffolk University (JPMorgan Chase Bank
 LOC),
 3.66%, 12/10/07                                         19,045  19,045
-----------------------------------------------------------------------
                                                                130,930
-----------------------------------------------------------------------

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Michigan - 6.0%
Detroit Michigan, G.O. Limited Notes, RANS (Bank of
 Nova Scotia LOC),
 4.50%, 3/1/08                                         $13,210 $13,235
Detroit School Building and Site Improvement G.O.,
 Series 2002A, ABN AMRO Munitops Certificate
 Trust, Series 2003-10 (FGIC Insured), /(1)/
 3.64%, 12/10/07                                         4,000   4,000
Detroit Sewage Disposal System Revenue VRDB,
 Series A, Second Lien (FGIC Insured),
 3.60%, 12/10/07                                         5,800   5,800
Detroit Sewage Disposal System Senior Lien Revenue
 Refunding Bonds, Series 2001E (FGIC Insured),
 3.74%, 7/10/08                                         15,000  15,000
Detroit Water Supply System Revenue VRDB,
 Series 20005-B (FGIC Insured),
 3.62%, 12/10/07                                        35,475  35,475
Grand Rapids Economic Development Corp. Revenue
 Refunding Bonds, Series 1991A, Amway Hotel
 (Bank of America N.A. LOC),
 3.60%, 12/10/07                                         3,575   3,575
Grand Valley State University Revenue VRDB, Series B
 (AMBAC Insured),
 3.62%, 12/10/07                                        26,535  26,535
Kentwood Economic Development Corp. Revenue
 Refunding VRDB, Series 2006B, Limited Obligation,
 Holland (Bank of America N.A. LOC),
 3.59%, 12/10/07                                        12,375  12,375
Michigan Higher Education Facilities Authority
 Revenue Refunding VRDB, Series 2004, Hope
 College (JPMorgan Chase Bank LOC),
 3.61%, 12/10/07                                         2,600   2,600
Michigan Higher Education Facilities Authority
 Revenue Refunding VRDB, Series 2007A, Limited
 Obligation, Calvin (JPMorgan Chase Bank LOC),
 3.60%, 12/10/07                                        14,000  14,000
Michigan Higher Education Facilities Authority
 Revenue Refunding VRDB, Series 2007B, Limited
 Obligation, Calvin (JPMorgan Chase Bank LOC),
 3.60%, 12/10/07                                        20,000  20,000
Michigan Municipal Bond Authority Revenue Notes,
 Series 2007 B-2 (Bank of Nova Scotia LOC),
 4.50%, 8/20/08                                          7,000   7,040
Michigan State Hospital Finance Authority Revenue
 Refunding VRDB, Series 2003A, Crittenton Hospital
 (Comerica Bank LOC),
 3.65%, 12/3/07                                             50      50
Michigan State Hospital Finance Authority Revenue
 VRDB, Series 2004B, Holland Community Hospital
 (JPMorgan Chase Bank LOC),
 3.61%, 12/10/07                                         7,500   7,500
Michigan State Hospital Finance Authority Revenue
 VRDB, Series 2007, Henry Ford Health System
 (JPMorgan Chase Bank LOC),
 3.63%, 12/10/07                                        76,100  76,100

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Michigan - 6.0% - continued
Wayne Charter County Revenue VRDB, Series 2001,
 University of Detroit Jesuit Project (Allied Irish Bank
 LOC),
 3.61%, 12/10/07                                            $2,700  $2,700
--------------------------------------------------------------------------
                                                                   245,985
--------------------------------------------------------------------------
Minnesota - 2.7%
Bloomington Port Authority Special Tax Revenue
 Refunding VRDB, Series 1999-B, Mall of America
 (FSA Corp. Insured),
 3.61%, 12/10/07                                            17,000  17,000
Duluth EDA Healthcare Facilities Revenue VRDB,
 Series 1997, Miller-Dwan Medical Center Project
 (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                                800     800
Maple Grove Economic Development Revenue
 Bonds, Series 2004, Heritage Christian Academy
 (U.S. Bank N.A. LOC),
 3.59%, 12/10/07                                             3,695   3,695
Minneapolis Revenue Bonds, Series 2003A, Guthrie
 Theater Project (Wells Fargo Bank N.A. LOC),
 3.43%, 12/3/07                                              1,700   1,700
Minneapolis Student Housing Revenue VRDB, Series
 2003, Riverton Community Housing Project (Bank
 of America N.A. LOC),
 3.63%, 12/10/07                                             7,200   7,200
Minnesota Housing Finance Agency Revenue Bonds,
 Series 2007A, Residential Housing Finance,
 3.65%, 3/4/08                                               5,000   5,000
Minnesota Housing Finance Agency Revenue Bonds,
 Series F, Residential Housing Finance,
 3.68%, 5/29/08                                             12,010  12,010
Minnesota State G.O., Series 2003, Citigroup
 ROCS RR-II-R Series 4309, /(1)/
 3.66%, 12/10/07                                             3,620   3,620
Minnesota State Higher Education Facilities Authority
 Revenue VRDB, Series 20045Z, University
 St. Thomas (Bank of America N.A. LOC),
 3.61%, 12/10/07                                             8,800   8,800
Minnesota State Higher Education Facilities Authority
 Revenue VRDB, Series 2007-6Q, Concordia
 University St. Paul (U.S. Bank N.A. LOC),
 3.63%, 12/3/07                                             13,155  13,155
Robbinsdale Multifamily Housing Revenue Refunding
 VRDB, Series 2004-C, Copperfield Hill (Bank of
 America N.A. LOC),
 3.63%, 12/10/07                                             3,500   3,500
Rochester Health Facilities Revenue Bonds, Series
 2000 II-R-28, Citigroup ROCS, /(1)/
 3.66%, 12/10/07                                            10,470  10,470
St. Paul Housing and Redevelopment Authority
 Revenue VRDB, Series 2002, Public Radio Project
 (Allied Irish Bank LOC),
 3.67%, 12/3/07                                              1,300   1,300

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Minnesota - 2.7% - continued
St. Paul Port Authority District Revenue VRDB, Series
 2001-1-M (Dexia Credit Local LOC),
 3.67%, 12/3/07                                          $1,300  $1,300
St. Louis Park Healthcare Facilities Revenue VRDB,
 Series B-2, Nicollet Health Services (AMBAC
 Insured),
 3.48%, 12/10/07                                         21,175  21,175
-----------------------------------------------------------------------
                                                                110,725
-----------------------------------------------------------------------
Mississippi - 1.5%
Mississippi Business Finance Corp. Gulf Opportunity
 Zone Revenue VRDB, Series 2007, SG Resources
 Mississippi LLC Project (SunTrust Bank LOC),
 3.60%, 12/10/07                                         10,000  10,000
Mississippi Business Finance Corp. Revenue VRDB,
 Series 600, Concourse Project (Regions Bank
 LOC),
 3.64%, 12/10/07                                          5,000   5,000
Mississippi Business Finance Corp. Revenue VRDB,
 Series 2000, St. Andrew's Episcopal School
 Project (Allied Irish Bank LOC),
 3.63%, 12/10/07                                          1,945   1,945
Mississippi Business Finance Corp. Revenue VRDB,
 Series 2007-A, PSL North America LLC (JPMorgan
 Chase Bank LOC),
 3.64%, 12/10/07                                         10,000  10,000
Mississippi Hospital Equipment and Facilities
 Authority Revenue VRDB, Series 2006, Mississippi
 Baptist Health System (AmSouth Bank Birmingham
 LOC),
 3.62%, 12/10/07                                          8,500   8,500
Mississippi Medical Center Educational Building
 Corp. Revenue VRDB, Adult Hospital Project
 (AMBAC Insured),
 3.59%, 12/3/07                                          20,195  20,195
University of Mississippi Building Corp. Revenue
 VRDB, Series 2000-A, Campus Improvement
 Project (MBIA Insured),
 3.62%, 12/10/07                                          6,900   6,900
-----------------------------------------------------------------------
                                                                 62,540
-----------------------------------------------------------------------
Missouri - 3.2%
Chesterfield IDA Educational Facilities Revenue
 VRDB, Series 2003, Gateway Academy, Inc.
 Project (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                           5,100   5,100
Independence IDA Multifamily Housing Revenue
 Refunding VRDB, Series 2005, The Mansions
 Project (FHLMC LOC),
 3.61%, 12/10/07                                          2,900   2,900
Kansas City IDA Multifamily Housing Revenue
 Refunding VRDB, Series 1995, Willow Creek IV
 Apartments (FNMA Insured),
 3.65%, 12/10/07                                          8,795   8,795

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Missouri - 3.2% - continued
Kansas City IDA Multifamily Housing Revenue
 Refunding VRDB, Series 2000, Coach House North
 Apartments (FHLMC LOC),
 3.63%, 12/10/07                                              $4,500 $4,500
Kansas City IDA Multifamily Housing Revenue VRDB,
 Series 2002, Cloverset Apartments Project (FNMA
 LOC),
 3.60%, 12/10/07                                               2,065  2,065
Kansas City IDA Revenue VRDB, Series B, Downtown
 Redevelopment District (AMBAC Insured),
 3.61%, 12/10/07                                              15,400 15,400
Missouri State Health and Educational Facilities
 Authority Revenue Bonds, Series 2000, Lutheran
 Senior Services (U.S. Bank N.A. LOC),
 3.58%, 12/10/07                                              15,045 15,045
Missouri State Health and Educational Facilities
 Authority Revenue Refunding VRDB, Parkside
 Meadows Project (Fifth Third Bank LOC),
 3.60%, 12/10/07                                              11,000 11,000
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 1999B, St. Louis
 University,
 3.65%, 12/3/07                                                2,780  2,780
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 1999-C, Pooled
 Hospital Freeman Health System (KBC Bank N.V.
 LOC),
 3.62%, 12/10/07                                               3,635  3,635
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2002, De Smet
 Jesuit High School (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                                3,400  3,400
Missouri State Health and Educational Facilities Authority
 Revenue VRDB, Series 2003, Southwest Baptist
 University Project (Bank of America N.A. LOC),
 3.67%, 12/3/07                                                1,565  1,565
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2004, Bethesda
 Health Group Project (U.S. Bank N.A. LOC),
 3.67%, 12/3/07                                                3,295  3,295
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2004A, St. Joseph -
 St. Pius (Allied Irish Bank LOC),
 3.65%, 12/10/07                                               2,680  2,680
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2005-A, St. Louis
 University (MBIA Insured),
 3.61%, 12/3/07                                                4,750  4,750
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2006-A, St. Louis
 University (MBIA Insured),
 3.61%, 12/3/07                                                7,600  7,600

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Missouri - 3.2% - continued
Missouri State Health and Educational Facilities
 Authority Revenue VRDB, Series 2007, Mother
 Good Counsel Home (Allied Irish Bank LOC),
 3.60%, 12/10/07                                        $10,000 $10,000
St. Charles County IDA Revenue Refunding VRDB,
 Country Club Apartments Project (FNMA LOC),
 3.60%, 12/10/07                                         21,900  21,900
St. Louis County IDA Revenue VRDB, Series B,
 Friendship Village South (Bank of America N.A.
 LOC),
 3.60%, 12/10/07                                          5,615   5,615
-----------------------------------------------------------------------
                                                                132,025
-----------------------------------------------------------------------
Montana - 0.1%
City of Forsyth Rosebud County PCR Refunding VRDB,
 Series 1988, Pacificorp Project (BNP Paribas
 LOC),
 3.67%, 12/3/07                                           2,400   2,400
-----------------------------------------------------------------------
Nevada - 1.3%
Carson City Hospital Revenue VRDB, Series 2003-B,
 Carson Tahoe Regional Medical Center (U.S. Bank
 N.A. LOC),
 3.59%, 12/10/07                                          5,305   5,305
Clark County Economic Development Revenue VRDB,
 Opportunity Village Foundation Project (Allied Irish
 Bank LOC),
 3.59%, 12/10/07                                          9,000   9,000
Las Vegas Economic Development Revenue VRDB,
 Series A, Keep Memory Alive Project (Bank of
 New York LOC),
 3.59%, 12/10/07                                         38,200  38,200
-----------------------------------------------------------------------
                                                                 52,505
-----------------------------------------------------------------------
New Hampshire - 1.0%
New Hampshire Health and Educational Facilities
 Authority Revenue Refunding VRDB, Series 2004,
 Antioch University Issue (National City Bank LOC),
 3.62%, 12/10/07                                          3,865   3,865
New Hampshire Health and Educational Facilities
 Authority Revenue VRDB, Riverwoods at Exeter
 (Bank of America N.A. LOC),
 3.60%, 12/10/07                                         12,360  12,360
New Hampshire Health and Educational Facilities
 Authority Revenue VRDB, Series 2005A, Weeks
 Medical Center (Allied Irish Bank LOC),
 3.62%, 12/10/07                                          3,470   3,470
New Hampshire Health and Educational Facilities
 Authority Revenue VRDB, Series 2007, Phillips
 Exeter Academy,
 3.59%, 12/10/07                                         21,600  21,600
-----------------------------------------------------------------------
                                                                 41,295
-----------------------------------------------------------------------

                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
New Jersey - 0.9%
New Jersey EDA Revenue VRDB, Sub Series R-1,
 FACS Construction (Lloyds TSB Bank LOC),
 3.52%, 12/3/07                                       $13,100 $13,100
New Jersey State TRANS, Series 2008A,
 4.50%, 6/24/08                                        25,000  25,123
---------------------------------------------------------------------
                                                               38,223
---------------------------------------------------------------------
New Mexico - 0.5%
State of New Mexico TRANS, Series 2007,
 4.50%, 6/30/08                                        20,000  20,087
---------------------------------------------------------------------
New York - 0.9%
City of New York G.O., Sub Series 1993 E-4
 (Fortis Bank LOC),
 3.50%, 12/3/07                                         3,100   3,100
New York City Industrial Development Agency
 Revenue VRDB, Series 2006, Cong Machne Chaim,
 Inc. (Banco Santander Central Hispano LOC),
 3.60%, 12/10/07                                        9,000   9,000
New York City Municipal Water Finance Authority
 Revenue Bonds, Second Fiscal 2008-BB-3,
 3.50%, 12/3/07                                        16,500  16,500
Ulster County Industrial Development Agency Revenue
 VRDB, Series 2007-C, Kingston Regional Senior
 Living (Fortis Bank LOC),
 3.56%, 12/10/07                                       10,000  10,000
---------------------------------------------------------------------
                                                               38,600
---------------------------------------------------------------------
North Carolina - 2.2%
City of Greensboro Street Improvement, G.O. VRDB,
 3.59%, 12/10/07                                       10,000  10,000
North Carolina Capital Facilities Finance Agency
 Revenue VRDB, Elon University (Bank of America
 N.A. LOC),
 3.60%, 12/10/07                                        9,000   9,000
North Carolina Capital Facilities Finance Agency
 Revenue VRDB, Series 2007, High Point University
 Project (Branch Banking & Trust Co. LOC),
 3.61%, 12/10/07                                       10,000  10,000
North Carolina Medical Care Commission Health
 Care Facilities Revenue Refunding VRDB, Series
 2007, Lutheran Retirement Project (SunTrust Bank
 LOC),
 3.60%, 12/10/07                                       19,100  19,100
North Carolina Medical Care Commission Retirement
 Facilities Revenue VRDB, Series 2001, Aldersgate
 Project (Branch Banking & Trust Co. LOC),
 3.63%, 12/10/07                                       10,990  10,990
North Carolina Medical Care Commission Retirement
 Facilities Revenue VRDB, Series 2007-C, First
 Mortgage, Southminster (Banco Santander Central
 Hispano LOC),
 3.60%, 12/10/07                                        7,500   7,500

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
North Carolina - 2.2% - continued
University of North Carolina Revenue Bonds, Citigroup
 Eagle 720053014 Class 2005A, /(1)/
 3.67%, 12/10/07                                        $18,400 $18,400
Wake County G.O. VRDB, Series 2003C, Public
 Improvement Bonds,
 3.58%, 12/10/07                                          4,500   4,500
-----------------------------------------------------------------------
                                                                 89,490
-----------------------------------------------------------------------
Ohio - 2.5%
Akron Bath Copley Joint Township Hospital District
 Revenue VRDB, Series 2004B, Summa Health
 System Project (JPMorgan Chase Bank LOC),
 3.61%, 12/10/07                                          5,485   5,485
Buckeye Tobacco Settlement Financing Authority
 Revenue Bonds, Series 2125, Morgan Stanley
 Floaters (Morgan Stanley Gtd.), /(1)/
 3.71%, 12/10/07                                         17,000  17,000
Clinton County Hospital Revenue Refunding VRDB,
 Series 2003A1, HB Magruder Memorial Hospital
 Project (Fifth Third Bank LOC),
 3.69%, 12/10/07                                          4,725   4,725
Cuyahoga County Economic Development Revenue
 VRDB, Series 2001, Cleveland Botanical Garden
 Project (Allied Irish Bank LOC),
 3.61%, 12/10/07                                         10,550  10,550
Franklin County Healthcare Facilities Revenue
 Refunding Bonds, Series 2005, Chelsea First
 Community (KBC Bank N.V. LOC),
 3.61%, 12/10/07                                          7,500   7,500
Franklin County Healthcare Facilities Revenue
 Refunding Bonds, Series 2006-A, Improvement,
 Presbyterian (National City Bank LOC),
 3.67%, 12/10/07                                         11,200  11,200
Knox County Hospital Facility Revenue VRDB, Series
 2004, Community Hospital Project (National City
 Bank LOC),
 3.62%, 12/10/07                                          4,950   4,950
Licking County Health Care Facilities Revenue
 Refunding VRDB, Series 2003, Kendal (Bank of
 Scotland PLC LOC),
 3.59%, 12/10/07                                         10,800  10,800
Lorain County Hospital Revenue Refunding VRDB,
 Series 2005, EMH Regional Medical Center
 (AMBAC Insured),
 3.60%, 12/10/07                                         12,600  12,600
Ohio Higher Educational Facilities Revenue VRDB,
 Series 2007, Marietta College Project (JPMorgan
 Chase Bank LOC),
 3.61%, 12/10/07                                            100     100
Summit County Port Authority Revenue Bonds, Series
 2005, Lawrence School Project (Fifth Third Bank
 LOC),
 3.59%, 12/10/07                                          7,000   7,000

                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Ohio - 2.5% - continued
Warren County Health Care Facilities Revenue VRDB,
 Series 1998-B, Otterbein Homes, Improvement
 (Fifth Third Bank LOC),
 3.63%, 12/10/07                                       $9,959  $9,959
---------------------------------------------------------------------
                                                              101,869
---------------------------------------------------------------------
Oklahoma - 0.9%
Edmond EDA Student Housing Revenue VRDB, Series
 2001A (Allied Irish Bank LOC),
 3.60%, 12/10/07                                        4,105   4,105
Garfield County Industrial Authority PCR Refunding
 Bonds, Series A, Oklahoma Gas & Electric Co.
 Project,
 3.72%, 12/10/07                                       10,000  10,000
Oklahoma State Industrial Authority and Educational
 Facilities Revenue VRDB, Oklahoma Christian
 University Project (Bank of America N.A. LOC),
 3.61%, 12/10/07                                       23,100  23,100
---------------------------------------------------------------------
                                                               37,205
---------------------------------------------------------------------
Oregon - 0.7%
Clackamas County Hospital Facility Authority
 Revenue Refunding VRDB, Willamette Series A-1
 (Bank of New York LOC),
 3.59%, 12/10/07                                        5,235   5,235
Multnomah County Hospital Facilities Authority
 Revenue VRDB, Series 2006C, Terwilliger Plaza
 Project (Bank of America N.A. LOC),
 3.60%, 12/10/07                                       13,000  13,000
State of Oregon Higher Education G.O., Series
 2007-42, ABN AMRO Munitops II, /(1)/
 3.65%, 12/10/07                                        9,735   9,735
---------------------------------------------------------------------
                                                               27,970
---------------------------------------------------------------------
Pennsylvania - 1.6%
Allegheny County Hospital Development Authority
 Revenue VRDB, Series 2003, UPMC Senior Living
 Corp. (FNMA LOC),
 3.60%, 12/10/07                                        8,950   8,950
Allentown Redevelopment Authority Revenue
 Refunding Bonds, Series 1990, Arcadia
 Association Project (Societe Generale LOC),
 3.63%, 12/10/07                                        6,000   6,000
Latrobe IDA Revenue VRDB, Series 2003,
 Greensburg Diocese (Allied Irish Bank LOC),
 3.64%, 12/10/07                                        2,605   2,605
Montgomery County IDA PCR Refunding VRDB,
 Exelon (Wachovia Bank N.A. LOC),
 3.59%, 12/10/07                                        5,250   5,250
Pennsylvania Economic Development Financing
 Authority Revenue VRDB, Hospital Enhancement
 Loan Program-A2 (National City Bank LOC),
 3.62%, 12/10/07                                        3,085   3,085

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Pennsylvania - 1.6% - continued
Pennsylvania Economic Development Financing
 Authority Treasury Department Revenue VRDB,
 Series 2006, Hospital Enhancement Loan-A1
 (National City Bank LOC),
 3.62%, 12/10/07                                         $5,815 $5,815
Pennsylvania Higher Educational Facilities Authority
 Revenue Bonds, Series 2001-I, Association of
 Independent Colleges (Allied Irish Bank LOC),
 3.45%, 11/1/08                                           2,500  2,500
Pennsylvania Higher Educational Facilities Authority
 Revenue VRDB, Series 2004-O, Rosemont College
 Project (Wachovia Bank N.A. LOC),
 3.42%, 11/1/08                                           1,900  1,900
Pennsylvania Intergovernmental Cooperative Authority
 Special Tax Revenue Refunding Bonds, Series
 2003, Philadelphia Funding Program (AMBAC
 Insured),
 3.60%, 12/10/07                                            365    365
Philadelphia Hospital and Higher Education Facilities
 Authority Revenue VRDB, Series 1999B, Jefferson
 Health System,
 3.68%, 2/4/08                                           10,000 10,000
Philadelphia School District TRANS, Series 2007-A
 (Bank of America N.A. LOC),
 4.50%, 6/27/08                                          20,000 20,086
----------------------------------------------------------------------
                                                                66,556
----------------------------------------------------------------------
Puerto Rico - 0.2%
Commonwealth of Puerto Rico TRANS, Series 2007
 (Bank of Nova Scotia LOC),
 4.25%, 7/30/08                                           5,000  5,028
Puerto Rico Highway and Transportation Authority
 Revenue Bonds, Citigroup ROCS RR-II-R-785CE
 (Citigroup, Inc., Gtd.), /(1)/
 3.63%, 12/10/07                                          1,565  1,565
----------------------------------------------------------------------
                                                                 6,593
----------------------------------------------------------------------
South Carolina - 0.8%
Charleston Educational Excellence Finance Corp.
 Revenue Bonds, Citigroup ROCS 497M, /(1)/
 3.66%, 12/10/07                                          9,115  9,115
Medical University Hospital Authority Revenue VRDB,
 Series 2005A-5, Austin Variable Certificates (MBIA
 Insured), /(1)/
 3.66%, 12/10/07                                          6,000  6,000
Oconee County PCR Refunding VRDB, Series 1993,
 Duke Energy Corp. (SunTrust Bank LOC),
 3.60%, 12/10/07                                          4,750  4,750
South Carolina Jobs EDA Revenue VRDB, Series
 2007-C, Woodlands at Furman Project (Natixis S.A.
 LOC),
 3.61%, 12/10/07                                         10,000 10,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
South Carolina - 0.8% - continued
South Carolina Jobs EDA Revenue VRDB, Series
 2007-D, Woodlands at Furman Project (Natixis S.A.
 LOC),
 3.61%, 12/10/07                                         $2,500 $2,500
----------------------------------------------------------------------
                                                                32,365
----------------------------------------------------------------------
South Dakota - 0.1%
South Dakota Health and Educational Facilities
 Authority Revenue VRDB, Series 2004-B, Sioux
 Valley Hospital and Health (U.S. Bank N.A. LOC),
 3.63%, 12/10/07                                          4,820  4,820
----------------------------------------------------------------------
Tennessee - 3.2%
Blount County Public Building Authority Revenue VRDB,
 Series A-4-A, Local Government Public Improvement
 Bonds,
 3.64%, 12/3/07                                           2,200  2,200
Blount County Public Building Authority Revenue VRDB,
 Series 2004A-9-C, Local Government Public
 Improvement Bonds (AMBAC Insured),
 3.63%, 12/3/07                                           1,275  1,275
City of Chattanooga 21st Century G.O., ABN AMRO
 Munitops Certificate Trust 2002-25 (MBIA
 Insured), /(1)/
 3.65%, 12/10/07                                          7,685  7,685
Hendersonville IDB Multifamily Housing Revenue
 Refunding VRDB, Windsor Park (FNMA Insured),
 3.60%, 12/10/07                                          1,995  1,995
Knox County Health Educational and Housing
 Facilities Board Revenue Bonds, Series 2000,
 Volunteer Student Housing LLC Project (Allied Irish
 Bank LOC),
 3.60%, 12/10/07                                            295    295
Metropolitan Government Nashville and Davidson
 County Electric Revenue Bonds, Citicorp Eagle Trust
 Series 984201, /(1)/
 3.67%, 12/10/07                                         17,370 17,370
Metropolitan Government Nashville and Davidson
 County Health and Educational Facilities Revenue
 Refunding Bonds, Richland Place, Inc. Project
 (SunTrust Bank LOC),
 3.60%, 12/10/07                                          6,000  6,000
Metropolitan Government Nashville and Davidson
 County IDB Revenue Refunding VRDB, Series 1989,
 Multifamily Housing, Belle (Societe Generale LOC),
 3.63%, 12/10/07                                          9,680  9,680
Metropolitan Government Nashville and Davidson
 County IDB Revenue Refunding VRDB, Series 2002,
 University of Nashville Project (SunTrust Bank LOC),
 3.60%, 12/10/07                                            500    500
Metropolitan Government Nashville and Davidson
 County IDB Revenue Refunding VRDB, Series 2004,
 Ridgelake Apartments Project (FHLMC Gtd.),
 3.62%, 12/10/07                                         17,029 17,029

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Tennessee - 3.2% - continued
Sevier County Public Building Authority, Local
 Government Public Improvement Revenue Bonds,
  Series 2000 IV-B-12 (FSA Corp. Insured),
  3.65%, 12/3/07                                         $300    $300
  Series 2000 IV-C-1 (FSA Corp. Insured),
  3.65%, 12/3/07                                        1,700   1,700
  Series 2000 IV-E-6 (AMBAC Insured),
  3.65%, 12/3/07                                        1,060   1,060
  Series 2001 IV-H-3 (AMBAC Insured),
  3.65%, 12/3/07                                        3,000   3,000
  Series 2002 IV-I-4 (AMBAC Insured),
  3.65%, 12/3/07                                        2,020   2,020
Shelby County Health, Educational and Housing
 Facilities Board Revenue VRDB, Series 2003,
 St. Benedict High School Project (AmSouth Bank
 Birmingham LOC),
 3.62%, 12/10/07                                        3,100   3,100
Shelby County Health, Educational and Housing
 Facilities Board Revenue VRDB, Series 2007,
 Tipton Rosemark Academy (Regions Bank LOC),
 3.62%, 12/10/07                                        8,045   8,045
Tennergy Corp. Gas Revenue Bonds, Series 1258Q,
 Putters (JPMorgan Chase & Co. LOC), /(1)/
 3.68%, 12/10/07                                       12,645  12,645
Tennessee Energy Acquisition Corp. Revenue Bonds,
 ROCS RR-II-R-598,
 3.66%, 12/10/07                                       11,250  11,250
Tennessee Energy Acquisition Corp. Revenue Bonds,
 Series 2021, Morgan Stanley Floaters, /(1)/
 3.73%, 12/10/07                                       18,115  18,115
Tennessee Local Development Authority Revenue
 BANS, Series 2007A, Student Loan Program,
 5.00%, 6/30/08                                         5,000   5,039
---------------------------------------------------------------------
                                                              130,303
---------------------------------------------------------------------
Texas - 5.0%
ABN AMRO Munitops Certificate Trust G.O., Series
 2007-21, /(1)(2)/
 3.70%, 2/15/08                                         5,000   5,000
Bexar County Housing Finance Corp. Multifamily
 Revenue VRDB, Series 2005-A, Summit Hills
 Apartments Project (FHLMC Insured),
 3.63%, 12/10/07                                        3,500   3,500
Burleson Independent School District G.O., Series
 2007-35, ABN AMRO Munitops II, /(1)/
 3.65%, 12/10/07                                       15,400  15,400
Capital Area Cultural Education Facilities Finance
 Corp. Revenue Bonds, Series 2006, Summit
 Christian Academy (Wachovia Bank N.A. LOC),
 3.59%, 12/10/07                                        7,100   7,100
Cypress-Fairbanks Independent School District G.O.,
 Citigroup ROCS RR II-R-7058, /(1)/
 3.66%, 12/10/07                                       12,000  12,000

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Texas - 5.0% - continued
Cypress-Fairbanks Independent School District G.O.,
 Citigroup ROCS RR II-R-10091, /(1)/
 3.66%, 12/10/07                                             $6,845 $6,845
Fort Bend School District G.O., Series 2004A-03,
 Wachovia MERLOTS, /(1)/
 3.67%, 12/10/07                                              7,040  7,040
Harris County G.O., Series 2003B,
 Citigroup ROCS RR-II-R-4541, /(1)/
 3.66%, 12/10/07                                              7,730  7,730
Harris County Health Facilities Development Corp.
 Hospital Revenue VRDB, Series 2007-B, Baylor
 College Medicine (JPMorgan Chase Bank LOC),
 3.59%, 12/10/07                                             12,000 12,000
Harris County Health Facilities Development Corp.
 Revenue VRDB, Series 1999-B-1, Texas Childrens
 Hospital (MBIA Insured),
 3.64%, 12/3/07                                               9,040  9,040
Harris County Revenue TANS,
 4.50%, 2/29/08                                              25,000 25,051
HFDC of Central Texas, Inc. Retirement Facilities
 Revenue VRDB, Series 2006 C, Village Gleannloch
 Farms (Citibank N.A. LOC),
 3.60%, 12/10/07                                             10,250 10,250
Houston Independent School District G.O. Revenue
 VRDB, Series 2004, Schoolhouse (PSF of Texas
 Gtd.),
 3.75%, 6/16/08                                              17,330 17,330
Katy Independent School District G.O. VRDB, Series C,
 Ford Bend, Harris and Waller Counties, CSH
 Building,
 3.60%, 12/10/07                                              2,600  2,600
Keller Independent School District G.O., Series
 2001-26, ABN AMRO Munitops Certificate Trust, /(1)/
 3.64%, 12/10/07                                              2,650  2,650
Lower Neches Valley Authority Industrial Development
 Corp. Revenue Refunding VRDB, Series 2001A,
 ExxonMobil Project (ExxonMobil Corp. Gtd.),
 3.60%, 12/3/07                                              11,800 11,800
North Texas Tollway Authority Revenue VRDB, Series
 2005C, Dallas North Tollway System (FGIC
 Insured),
 3.70%, 12/10/07                                              7,000  7,000
Plano Health Facilities Development Corp. Revenue
 Bonds, Series 2000, YMCA of Metro Dallas Project
 (Bank of America N.A. LOC),
 3.63%, 12/10/07                                              9,425  9,425
State of Texas Transportation Mobility G.O., Bear
 Stearns Trust Certificate Series 2007-302 Class A, /(1)/
 3.68%, 12/10/07                                              3,970  3,970
Tarrant County Health Facilities Development Corp.
 Revenue VRDB, Series A, Adventist
 Health System - Sunbelt (SunTrust Bank LOC),
 3.59%, 12/10/07                                              7,490  7,490

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                               PRINCIPAL
                                                AMOUNT   VALUE
                                                (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Texas - 5.0% - continued
Tarrant County Housing Finance Corp. Revenue
 Bonds, Series 2003, Gateway Arlington
 Apartments Project (FNMA Gtd.),
 3.59%, 12/10/07                                  $1,165  $1,165
Texas State G.O., Putter Series 1361, /(1)/
 3.66%, 12/10/07                                   8,560   8,560
Texas State Transportation Commission Revenue
 VRDB, Series B, First Tier,
 3.60%, 12/10/07                                   7,900   7,900
University of Texas Permanent University Fund
 Revenue Bonds, Series 2002B,
 Citigroup ROCS RR-II-R-6519, /(1)/
 3.66%, 12/10/07                                   5,115   5,115
----------------------------------------------------------------
                                                         205,961
----------------------------------------------------------------
Utah - 2.5%
Duchesne County Hospital Development
 Revenue VRDB, Series 2007A, Uintah Basin
 Medical Center (JPMorgan Chase Bank LOC),
 3.60%, 12/10/07                                   9,000   9,000
St. George Housing Revenue VRDB, Series A, OK
 Foundation Projects (FNMA Gtd.),
 3.60%, 12/10/07                                  15,150  15,150
Utah Transit Authority Sales Tax Revenue VRDB,
 Subseries B (Fortis Bank LOC),
 3.65%, 12/3/07                                    3,400   3,400
Utah Water Finance Agency Revenue VRDB,
 Series 2002A2 (AMBAC Insured),
 3.66%, 12/10/07                                     200     200
Utah Water Finance Agency Revenue VRDB,
 Series 2004A-10 (AMBAC Insured),
 3.66%, 12/10/07                                   2,075   2,075
Utah Water Finance Agency Revenue VRDB,
 Series 2005A-11 (AMBAC Insured),
 3.66%, 12/10/07                                  24,700  24,700
Utah Water Finance Agency Revenue VRDB,
 Series 2005A-13 (AMBAC Insured),
 3.63%, 12/10/07                                   5,000   5,000
Utah Water Finance Agency Revenue VRDB,
 Series 2005A-14 (AMBAC Insured),
 3.66%, 12/10/07                                   4,000   4,000
Utah Water Finance Agency Revenue VRDB,
 Series 2007A-21 (AMBAC Insured),
 3.66%, 12/10/07                                   9,400   9,400
Utah Water Finance Agency Revenue VRDB,
 Series A-12 (AMBAC Insured),
 3.63%, 12/10/07                                   5,400   5,400
Utah Water Finance Agency Revenue VRDB,
 Series A-15 (AMBAC Insured),
 3.63%, 12/10/07                                   9,700   9,700
Utah Water Finance Agency Revenue VRDB,
 Series A-18 (AMBAC Insured),
 3.66%, 12/10/07                                  10,000  10,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Utah - 2.5% - continued
Utah Water Finance Agency Revenue VRDB,
 Series A-19 (AMBAC Insured),
 3.66%, 12/10/07                                         $5,000  $5,000
-----------------------------------------------------------------------
                                                                103,025
-----------------------------------------------------------------------
Virginia - 1.0%
Alexandria IDA Revenue Refunding VRDB, Series
 2005, Goodwin House (Wachovia Bank N.A.
 LOC),
 3.60%, 12/3/07                                           2,100   2,100
Fairfax County Water Authority Revenue Bonds,
 Citigroup Eagle 200691 Class A, /(1)/
 3.67%, 12/10/07                                          3,000   3,000
Fairfax County Water Authority Revenue Bonds,
 Citigroup ROCS RR-II-R-10115, /(1)/
 3.66%, 12/10/07                                         10,595  10,595
Hampton Redevelopment and Multifamily Housing
 Authority Revenue Refunding VRDB, Hampton
 Center Apartments Project (FHLMC Insured),
 3.59%, 12/10/07                                          4,000   4,000
Madison County IDA Educational Facilities Revenue
 VRDB, Woodberry Forest School (SunTrust Bank
 LOC),
 3.60%, 12/3/07                                           5,000   5,000
University of Virginia Revenue Bonds,
 Citigroup Eagle 20060017, Class A, /(1)/
 3.67%, 12/10/07                                         12,000  12,000
Virginia College Building Authority Revenue VRDB,
 Series 2004, University of Richmond Project,
 3.60%, 12/10/07                                          2,500   2,500
-----------------------------------------------------------------------
                                                                 39,195
-----------------------------------------------------------------------
Washington - 2.9%
Energy Northwest Washington Enhanced Return
 Revenue Bonds, Merrill P-Floats EC-1007, /(1)/
 3.76%, 12/10/07                                          6,690   6,690
Everett Washington Public Facilities District Revenue
 VRDB, Series 2007,
 3.67%, 12/3/07                                           6,450   6,450
Port of Seattle Intermediate Lien Revenue Refunding
 Bonds, Series 2005-28, ABN AMRO Munitops
 Certificate Trust (MBIA Insured), /(1)/
 3.65%, 12/10/07                                         10,000  10,000
Washington State G.O. Bonds, Series 2004D, ABN
 AMRO Munitops Certificate Trust Series 2004-13
 (AMBAC Insured), /(1)/
 3.65%, 12/10/07                                         13,200  13,200
Washington State G.O., Citigroup
 ROCS RR-II-R-10136, /(1)/
 3.66%, 12/10/07                                         11,425  11,425
Washington State G.O., Series 1993B, Smith Barney
 Soc Gen Trust SGB-13, /(1)/
 3.65%, 12/10/07                                          1,350   1,350

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                                  PRINCIPAL
                                                   AMOUNT   VALUE
                                                   (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Washington - 2.9% - continued
Washington State Healthcare Facilities Authority
 Revenue Bonds, Series 510CE, Citigroup ROCS
 (Citibank N.A. Gtd.),  /(1)/
 3.66%, 12/10/07                                     $9,145  $9,145
Washington State Healthcare Facilities Authority
 Revenue VRDB, Seattle Cancer Care (KeyBank
 N.A. LOC),
 3.69%, 12/10/07                                      9,220   9,220
Washington State Healthcare Facilities Authority
 Revenue VRDB, Series 2003, Association of
 Community and Migrant Health Centers (U.S. Bank
 N.A. LOC),
 3.65%, 12/10/07                                      2,355   2,355
Washington State Higher Education Facilities
 Authority Revenue VRDB, Series 2003A, Cornish
 College of Arts Project (Bank of America N.A.
 LOC),
 3.65%, 12/10/07                                      1,900   1,900
Washington State Higher Education Facilities
 Authority Revenue VRDB, Series B, Puget Sound
 Project (Bank of America N.A. LOC),
 3.61%, 12/10/07                                      6,000   6,000
Washington State Housing Finance Commission
 Nonprofit Revenue Refunding VRDB, Judson Park
 Project (KBC Bank N.V. LOC),
 3.62%, 12/10/07                                     10,400  10,400
Washington State Housing Finance Community
 Nonprofit Revenue Refunding VRDB, Series 2003,
 Emerald Heights Project (Bank of America N.A.
 LOC),
 3.58%, 12/3/07                                       3,900   3,900
Washington State Housing Finance Commission
 Nonprofit Revenue Refunding VRDB, Series 2005,
 Antioch University Project (U.S. Bank N.A. LOC),
 3.59%, 12/10/07                                      4,395   4,395
Washington State Housing Finance Commission
 Nonprofit Revenue VRDB, Bertschi School Project
 (Bank of America N.A. LOC),
 3.61%, 12/10/07                                      5,500   5,500
Washington State Housing Finance Commission
 Nonprofit Revenue VRDB, Series 2007B, Eastside
 Catholic School (KeyBank N.A. LOC),
 3.61%, 12/10/07                                      9,000   9,000
Washington State Housing Finance Community
 Nonprofit Revenue VRDB, YMCA Tacoma and
 Pierce Project (U.S. Bank N.A. LOC),
  Series A 1998,
  3.61%, 12/10/07                                     2,910   2,910
  Series B 1998,
  3.61%, 12/10/07                                     3,930   3,930
-------------------------------------------------------------------
                                                            117,770
-------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
West Virginia - 0.7%
Monongalia County Building Commission Revenue
 Refunding VRDB, Series 2005B, Monongalia
 General Hospital (JPMorgan Chase Bank LOC),
 3.59%, 12/10/07                                         $12,960 $12,960
West Virginia State Hospital Finance Authority
 Revenue Refunding VRDB, Series 2003A1,
 Pallottine Health Services, Inc. Project (Fifth Third
 Bank LOC),
 3.60%, 12/10/07                                           9,355   9,355
West Virginia State Hospital Finance Authority
 Revenue VRDB, Pallottine Health Services Project
 (Fifth Third Bank LOC),
 3.60%, 12/10/07                                           6,300   6,300
------------------------------------------------------------------------
                                                                  28,615
------------------------------------------------------------------------
Wisconsin - 4.1%
Pleasant Prairie Kenosha County G.O. VRDB, Series
 2004 (XLCA Insured),
 3.65%, 12/10/07                                           4,800   4,800
State of Wisconsin Revenue Bonds, Series 2007-5,
 Clipper Tax-Exempt Certificate Trust, /(1)/
 3.68%, 12/10/07                                          25,000  25,000
State of Wisconsin, Series 2007, Operating Notes,
 4.50%, 6/16/08                                           22,000  22,087
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Oakwood Village (Marshall &
 Ilsley Bank LOC),
 3.62%, 12/10/07                                          14,000  14,000
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series B, Beaver Dam Community
 Hospital (U.S. Bank N.A. LOC),
 3.60%, 12/10/07                                           3,300   3,300
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2001B, Newcastle Place
 Project (Bank of America N.A. LOC),
 3.60%, 12/10/07                                           4,600   4,600
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2002, Meriter Hospital, Inc.
 Project (Marshall & Ilsley Bank LOC),
 3.67%, 12/3/07                                            1,300   1,300
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2003, Mequon Jewish
 Project (JPMorgan Chase Bank LOC),
 3.64%, 12/10/07                                           3,300   3,300
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2003, Mercy Health
 Systems (Marshall & Ilsley Bank LOC),
 3.62%, 12/10/07                                           6,300   6,300
Wisconsin Health and Educational Facilities Authority
 Revenue Bonds, Series 2004, Wisconsin Institute of
 Torah Study, Inc. Project (Harris N.A. LOC),
 3.59%, 12/10/07                                           3,230   3,230

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51  MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS


MUNICIPAL PORTFOLIO continued


                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Wisconsin - 4.1% - continued
Wisconsin Health and Educational Facilities Authority
 Revenue Refunding Bonds, Series 2007, Mercy
 Alliance, Inc. (Marshall & Ilsley Bank LOC),
 3.62%, 12/10/07                                        $10,000 $10,000
Wisconsin Health and Educational Facilities Authority
 Revenue Refunding VRDB, Series 2003, Oakwood
 Village Project (Marshall & Ilsley Bank LOC),
 3.62%, 12/10/07                                         10,420  10,420
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Capital Access Pool, Vernon
 Memorial Hospital (U.S. Bank N.A. LOC),
  Series 2002A,
  3.67%, 12/3/07                                            815     815
  Series 2002B,
  3.67%, 12/3/07                                          1,875   1,875
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Goodwill Industries Southeastern
 (JPMorgan Chase Bank LOC),
 3.60%, 12/10/07                                            655     655
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series B, Southwest Health Center
 (Fifth Third Bank LOC),
 3.62%, 12/10/07                                          6,240   6,240
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series 1997, Alverno College
 Project (Allied Irish Bank LOC),
 3.67%, 12/3/07                                           1,000   1,000
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series 2002H, Pooled Loan
 Financing Program (U.S. Bank N.A. LOC),
 3.61%, 12/10/07                                          2,500   2,500
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series 2005C, Froedtert and
 Community Health, Inc. (AMBAC Insured),
 3.60%, 12/10/07                                          4,200   4,200
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series 2005, Hospice Care
 Holdings, Inc. Project (Marshall & Ilsley Bank LOC),
 3.60%, 12/10/07                                          2,685   2,685
Wisconsin Health and Educational Facilities Authority
 Revenue VRDB, Series 2006-C Upland Hills Health
 (Allied Irish Bank LOC),
 3.62%, 12/10/07                                          7,250   7,250
Wisconsin Housing and EDA Revenue VRDB, Series D,
 3.61%, 12/10/07                                          2,375   2,375
Wisconsin Public Power, Inc. System Revenue Bonds,
 Putters Series 1150 (AMBAC Insured), /(1)/
 3.66%, 12/10/07                                         11,635  11,635
Wisconsin School Districts Cash Flow Management
 Program COPS, Series 2007 A1, Temporary
 Borrowing Program,
 4.50%, 9/18/08                                          20,000  20,134
-----------------------------------------------------------------------
                                                                169,701
-----------------------------------------------------------------------

                                                PRINCIPAL
                                                 AMOUNT      VALUE
                                                 (000S)      (000S)
MUNICIPAL INVESTMENTS - 97.6% - continued
Multiple States Pooled Securities - 1.9%
BB&T Municipal Trust Revenue Bonds, Floaters
 Series 1002 (Branch Banking & Trust Co.
 LOC), /(1)/
 3.76%, 12/10/07                                   $23,400    $23,400
BB&T Municipal Trust Revenue Bonds, Floaters
 Series 1004 (Branch Banking & Trust Co.
 LOC), /(1)/
 3.76%, 12/10/07                                    17,700     17,700
BB&T Municipal Trust Revenue Bonds, Floaters
 Series 1006 (Branch Banking & Trust Co.
 LOC), /(1)/
 3.76%, 12/10/07                                    14,000     14,000
Lehman Brothers Pooled Municipal Trust Receipts
 Revenue Bonds, Series P10 Regulation D
 (MBIA Insured), /(1)/
 3.72%, 12/10/07                                    21,545     21,545
---------------------------------------------------------------------
                                                               76,645
---------------------------------------------------------------------
Total Municipal Investments
---------------------------------------------------------------------
(Cost $4,002,492)                                           4,002,492
---------------------------------------------------------------------
---------------------------------------------------------------------
                                                 NUMBER      VALUE
                                                OF SHARES    (000S)
INVESTMENT COMPANIES - 1.8%
AIM Tax-Free Cash Reserve Portfolio             13,067,103     13,067
Dreyfus Tax-Exempt Cash Management Fund            715,626        716
Lehman Brothers Institutional Liquidity Funds -
 Tax-Exempt Portfolio                           60,303,593     60,304
---------------------------------------------------------------------
Total Investment Companies
---------------------------------------------------------------------
(Cost $74,087)                                                 74,087
---------------------------------------------------------------------
---------------------------------------------------------------------
Total Investments - 99.4%
---------------------------------------------------------------------
(Cost $4,076,579) /(3)/                                     4,076,579
---------------------------------------------------------------------
  Assets less Other Liabilities - 0.6%                         26,196
---------------------------------------------------------------------
NET ASSETS - 100.0%                                        $4,102,775
---------------------------------------------------------------------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007



 (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2) Restricted security that has been deemed illiquid. At November 30, 2007, the value of these restricted illiquid securities amounted to approximately $38,050,000 or 0.9% of net assets. Additional information on each restricted illiquid security is as follows:

                                 ACQUISITION AND ACQUISITION
                                   ENFORCEABLE      COST
SECURITY                              DATE         (000S)
------------------------------------------------------------
Park Creek Metropolitan District
 Revenue Bonds (CO),
 3.68%, 2/14/08                          2/15/07     $15,000
St. Lucie Florida Community
 Redevelopment (FL),
 3.65%, 12/10/07                         1/25/07      18,050
ABN AMRO Munitops Certificate
 Trust G.O. (TX),
 3.70%, 2/15/08                           3/8/07       5,000
------------------------------------------------------------

 (3) The cost for federal income tax purposes was $4,076,579.

 Percentages shown are based on Net Assets.

 At November 30, 2007, the industry sectors for the Municipal Portfolio were:

INDUSTRY SECTOR                                         % OF NET ASSETS
Air, Water Services and Solid Waste Management                     6.1%
Educational Services                                               19.7
Executive, Legislative and General Government                      19.4
General Medical, Surgical and Nursing and Personal Care            11.0
Health Services and Residential Care                               18.1
Urban and Community Development, Housing
 Programs and Social Services                                       7.1
All other sectors less than 5%                                     18.6
-----------------------------------------------------------------------
Total                                                            100.0%
-----------------------------------------------------------------------

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION                           NOVEMBER 30, 2007

EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
----------------------------------------------------------------------------------------------------------------

ABAG  Association of Bay Area Governments           IDB      Industrial Development Board
AMBAC American Municipal Bond Assurance Corporation IDR      Industrial Development Revenue
BANS  Bond Anticipation Notes                       LOC      Letter of Credit
CP    Commercial Paper                              MBIA     Municipal Bond Insurance Association
COPS  Certificates of Participation                 MERLOTS  Municipal Exempt Receipts Liquidity Optional Tender
EDA   Economic Development Authority                MTN      Medium Term Notes
FFCB  Federal Farm Credit Bank                      PCR      Pollution Control Revenue
FGIC  Financial Guaranty Insurance Corporation      P-Floats Puttable Floating Rate Security
FHLB  Federal Home Loan Bank                        PSF      Permanent School Fund
FHLMC Freddie Mac                                   RANS     Revenue Anticipation Notes
FNMA  Fannie Mae                                    ROCS     Reset Option Certificates
FRCD  Floating Rate Certificates of Deposit         SGB      Societe Generale Bank
FRCP  Floating Rate Commercial Paper                Soc Gen  Societe Generale
FRN   Floating Rate Notes                           STARS    Short Term Adjustable Rate Securities
FSA   Financial Security Assurance                  TANS     Tax Anticipation Notes
FSB   Federal Savings Bank                          TRANS    Tax and Revenue Anticipation Notes
GIC   Guaranteed Investment Contract                TRB      Tax Revenue Bonds
G.O.  General Obligation                            TSB      Trustee Savings Bank
Gtd.  Guaranteed                                    VRDB     Variable Rate Demand Bonds
HFA   Housing Finance Authority                     XLCA     XL Capital Assurance
IDA   Industrial Development Authority

--------------------------------------------------------------------------------

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

          MONEY MARKET PORTFOLIOS 54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS                             NOVEMBER 30, 2007



1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. ("NTI"), a subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements for each of the five money market portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Tax-Exempt Portfolio and Municipal Portfolio (the "Portfolios" or "Money Market Portfolios"). Each of these diversified Portfolios is authorized to issue three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2007, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government, Government Select and Municipal Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) CREDIT ENHANCEMENTS - The Tax-Exempt and Municipal Portfolios' income may be subject to certain state and local taxes and, depending on an individual shareholder's tax status, the federal alternative minimum tax. Certain investments owned by the Portfolios (primarily the Tax-Exempt Portfolio and Municipal Portfolio) are covered by insurance issued by private insurers, are backed by an escrow or trust containing U.S. Government securities or U.S. Government agency securities, or are otherwise supported by letters of credit, standby purchase agreements or other liquidity facilities. Such enhancements may ensure the timely payment of the security's principal and interest or may shorten the security's maturity. However, such enhancements do not guarantee the market value of the securities or the value of a Portfolio's shares.

C) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago.

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements at November 30, 2007, as reflected in their accompanying Schedules of Investments.

D) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method. Dividend income is recognized on the ex-dividend date. Certain money market portfolios receive dividend income from investment companies.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued



E) EXPENSES - Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios in proportion to each Portfolio's relative net assets.

F) DISTRIBUTIONS TO SHAREHOLDERS - Each Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

G) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

                     NOVEMBER 30, NOVEMBER 30,
Amounts in thousands     2014         2015
----------------------------------------------
 Diversified Assets      $--          $18
 Government               10           --
----------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2007, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                            UNDISTRIBUTED
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets      $--    $54,405
                     Government               --     12,122
                     Government Select        --     27,426
                     Tax-Exempt            2,320         --
                     Municipal             9,939         --
                    ----------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets       $--   $697,748
                     Government                --    144,695
                     Government Select         --    299,622
                     Tax-Exempt            25,797         --
                     Municipal            136,066         --

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2006, was as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets       $--   $502,581
                     Government                --    126,363
                     Government Select         --    214,638
                     Tax-Exempt            20,954         --
                     Municipal             57,707         30
                    ----------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

          MONEY MARKET PORTFOLIOS 56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


                                                              NOVEMBER 30, 2007



3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2007, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2007, were as follows:

                                    ANNUAL     LESS   ADVISORY FEE
                                 ADVISORY FEE WAIVERS AFTER WAIVER
              ----------------------------------------------------
              Diversified Assets    0.25%         --%        0.25%
              Government            0.25%         --%        0.25%
              Government Select     0.20%       0.10%        0.10%
              Tax-Exempt            0.25%         --%        0.25%
              Municipal             0.20%       0.10%        0.10%
              ----------------------------------------------------

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2007, were as follows:

                                              SERVICE PREMIER
                  Amounts in thousands SHARES SHARES  SHARES
                  -------------------------------------------
                   Diversified Assets   $126    $16     $8
                   Government             50     15      1
                   Government Select      59      7     41
                   Tax-Exempt             17     --     --
                   Municipal              14      5     --
                  -------------------------------------------


For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service plan for the Portfolios' Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2007, under such arrangements are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust's secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee Fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued


they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2007, were as follows:

                                           SERVICE PREMIER
                      Amounts in thousands SHARES  SHARES
                      ------------------------------------
                       Diversified Assets   $410     $198
                       Government            370       19
                       Government Select     183    1,013
                       Tax-Exempt             11       --
                       Municipal             120        2
                      ------------------------------------

6. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At November 30, 2007, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2007.

7. CAPITAL SHARE TRANSACTIONS

Transactions in Shares for the fiscal year ended November 30, 2007, were as follows:

                           PROCEEDS                   PAYMENTS       NET
                             FROM                       FOR        INCREASE
                            SHARES    REINVESTMENT     SHARES       IN NET
   Amounts in thousands*     SOLD     OF DIVIDENDS    REDEEMED      ASSETS
   -------------------------------------------------------------------------
    Diversified Assets   $226,053,554   $12,271    $(223,756,285) $2,309,540
    Government             60,338,545     1,351      (60,281,050)     58,846
    Government Select      44,265,332    27,712      (41,001,295)  3,291,749
    Tax-Exempt              5,707,842       576       (5,324,177)    384,241
    Municipal              24,509,714    22,789      (22,930,695)  1,601,808
   -------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended
November 30, 2006, were as follows:

                                                                     NET
                           PROCEEDS                   PAYMENTS     INCREASE
                             FROM                       FOR       (DECREASE)
                            SHARES    REINVESTMENT     SHARES       IN NET
   Amounts in thousands*     SOLD     OF DIVIDENDS    REDEEMED      ASSETS
   --------------------------------------------------------------------------
    Diversified Assets   $193,230,410   $10,480    $(191,308,078) $1,932,812
    Government             47,734,901     2,246      (47,620,640)    116,507
    Government Select      38,009,961    25,484      (37,382,140)    653,305
    Tax-Exempt              4,097,206     1,531       (4,234,379)   (135,642)
    Municipal              10,741,684     9,678       (9,392,545)  1,358,817
   --------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended
November 30, 2007, were as follows:

                                                                   NET
                            PROCEEDS                 PAYMENTS    INCREASE
                              FROM                     FOR      (DECREASE)
                             SHARES   REINVESTMENT    SHARES      IN NET
     Amounts in thousands*    SOLD    OF DIVIDENDS   REDEEMED     ASSETS
     ---------------------------------------------------------------------
      Diversified Assets   $2,159,360     $--      $(2,080,612)  $78,748
      Government              555,948      --         (480,716)   75,232
      Government Select       575,500      --         (558,890)   16,610
      Tax-Exempt               14,526      --          (14,702)     (176)
      Municipal               102,165      --         (110,687)   (8,522)
     ---------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2006, were as follows:

                                                                   NET
                            PROCEEDS                 PAYMENTS    INCREASE
                              FROM                     FOR      (DECREASE)
                             SHARES   REINVESTMENT    SHARES      IN NET
     Amounts in thousands*    SOLD    OF DIVIDENDS   REDEEMED     ASSETS
     ---------------------------------------------------------------------
      Diversified Assets   $3,541,885     $--      $(3,534,582)   $7,303
      Government              493,920      --         (477,214)   16,706
      Government Select     1,167,805      --       (1,169,030)   (1,225)
      Tax-Exempt               17,685      --          (18,431)     (746)
      Municipal               160,055      --         (194,319)  (34,264)
     ---------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

          MONEY MARKET PORTFOLIOS 58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


                                                              NOVEMBER 30, 2007



Transactions in Premier Shares for the fiscal year ended November 30, 2007, were as follows:

                                                                 NET
                             PROCEEDS               PAYMENTS   INCREASE
                               FROM                   FOR     (DECREASE)
                              SHARES  REINVESTMENT   SHARES     IN NET
       Amounts in thousands*   SOLD   OF DIVIDENDS  REDEEMED    ASSETS
       -----------------------------------------------------------------
        Diversified Assets   $643,165     $--      $(651,123)  $(7,958)
        Government              1,445      --         (1,358)       87
        Government Select     279,686       1       (308,657)  (28,970)
        Municipal               1,008      --         (1,099)      (91)
       -----------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2006, were as follows:

                                                                 NET
                             PROCEEDS               PAYMENTS   INCREASE
                               FROM                   FOR     (DECREASE)
                              SHARES  REINVESTMENT   SHARES     IN NET
       Amounts in thousands*   SOLD   OF DIVIDENDS  REDEEMED    ASSETS
       -----------------------------------------------------------------
        Diversified Assets   $195,349     $--      $(221,866)  $(26,517)
        Government              4,773      --        (16,728)   (11,955)
        Government Select     219,717      --       (221,457)    (1,740)
        Municipal              10,121      --         (9,990)       131
       -----------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Recent SEC guidance allows implementing FIN 48 in the portfolio NAV calculation as late as the portfolio's last NAV calculation in the first semiannual financial statement reporting period. As a result, the Portfolios will reflect implementation of FIN 48 in their semiannual report on May 31, 2008.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statements and financial disclosures, if any.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Northern Institutional Funds Shareholders and Board of Trustees:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios, comprising the Money Market Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2007 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2007, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2008

          MONEY MARKET PORTFOLIOS 60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


TAX INFORMATION                                   NOVEMBER 30, 2007 (UNAUDITED)



During the fiscal year ended November 30, 2007, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio - 100% and Municipal Portfolio - 100%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2008. The Trust designates the following percentages as Qualified Interest Income (QII) for the fiscal year ended November 30, 2007:

-----------------------
Diversified Assets 100%
Government         100%
Government Select  100%
-----------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


FUND EXPENSES


As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2007 through November 30, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/07 - 11/30/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

DIVERSIFIED ASSETS

                                     BEGINNING  ENDING   EXPENSES
                                      ACCOUNT  ACCOUNT    PAID*
                             EXPENSE   VALUE    VALUE    6/1/07 -
              SHARES          RATIO   6/1/07   11/30/07  11/30/07
              ---------------------------------------------------
              Actual          0.35%  $1,000.00 $1,024.90  $1.78
              Hypothetical    0.35%  $1,000.00 $1,023.31  $1.78**
              ---------------------------------------------------
              SERVICE SHARES
              ---------------------------------------------------
              Actual          0.61%  $1,000.00 $1,023.60  $3.09
              Hypothetical    0.61%  $1,000.00 $1,022.01  $3.09**
              ---------------------------------------------------
              PREMIER SHARES
              ---------------------------------------------------
              Actual          0.87%  $1,000.00 $1,022.20  $4.41
              Hypothetical    0.87%  $1,000.00 $1,020.71  $4.41**
              ---------------------------------------------------

GOVERNMENT

                                     BEGINNING  ENDING   EXPENSES
                                      ACCOUNT  ACCOUNT    PAID*
                             EXPENSE   VALUE    VALUE    6/1/07 -
              SHARES          RATIO   6/1/07   11/30/07  11/30/07
              ---------------------------------------------------
              Actual          0.35%  $1,000.00 $1,023.90  $1.78
              Hypothetical    0.35%  $1,000.00 $1,023.31  $1.78**
              ---------------------------------------------------
              SERVICE SHARES
              ---------------------------------------------------
              Actual          0.61%  $1,000.00 $1,022.60  $3.09
              Hypothetical    0.61%  $1,000.00 $1,022.01  $3.09**
              ---------------------------------------------------
              PREMIER SHARES
              ---------------------------------------------------
              Actual          0.87%  $1,000.00 $1,021.30  $4.41
              Hypothetical    0.87%  $1,000.00 $1,020.71  $4.41**
              ---------------------------------------------------

GOVERNMENT SELECT

                                     BEGINNING  ENDING   EXPENSES
                                      ACCOUNT  ACCOUNT    PAID*
                             EXPENSE   VALUE    VALUE    6/1/07 -
              SHARES          RATIO   6/1/07   11/30/07  11/30/07
              ---------------------------------------------------
              Actual          0.20%  $1,000.00 $1,024.30  $1.01
              Hypothetical    0.20%  $1,000.00 $1,024.07  $1.01**
              ---------------------------------------------------
              SERVICE SHARES
              ---------------------------------------------------
              Actual          0.46%  $1,000.00 $1,023.00  $2.33
              Hypothetical    0.46%  $1,000.00 $1,022.76  $2.33**
              ---------------------------------------------------
              PREMIER SHARES
              ---------------------------------------------------
              Actual          0.72%  $1,000.00 $1,021.70  $3.65
              Hypothetical    0.72%  $1,000.00 $1,021.46  $3.65**
              ---------------------------------------------------

TAX-EXEMPT

                                     BEGINNING  ENDING   EXPENSES
                                      ACCOUNT  ACCOUNT    PAID*
                             EXPENSE   VALUE    VALUE    6/1/07 -
              SHARES          RATIO   6/1/07   11/30/07  11/30/07
              ---------------------------------------------------
              Actual          0.35%  $1,000.00 $1,016.70  $1.77
              Hypothetical    0.35%  $1,000.00 $1,023.31  $1.78**
              ---------------------------------------------------
              SERVICE SHARES
              ---------------------------------------------------
              Actual          0.61%  $1,000.00 $1,015.40  $3.08
              Hypothetical    0.61%  $1,000.00 $1,022.01  $3.09**
              ---------------------------------------------------

          MONEY MARKET PORTFOLIOS 62  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


                                                  NOVEMBER 30, 2007 (UNAUDITED)



MUNICIPAL

                                     BEGINNING  ENDING   EXPENSES
                                      ACCOUNT  ACCOUNT    PAID*
                             EXPENSE   VALUE    VALUE    6/1/07 -
              SHARES          RATIO   6/1/07   11/30/07  11/30/07
              ---------------------------------------------------
              Actual          0.20%  $1,000.00 $1,017.50  $1.01
              Hypothetical    0.20%  $1,000.00 $1,024.07  $1.01**
              ---------------------------------------------------
              SERVICE SHARES
              ---------------------------------------------------
              Actual          0.46%  $1,000.00 $1,016.20  $2.32
              Hypothetical    0.46%  $1,000.00 $1,022.76  $2.33**
              ---------------------------------------------------
              PREMIER SHARES
              ---------------------------------------------------
              Actual          0.72%  $1,000.00 $1,014.80  $3.64
              Hypothetical    0.72%  $1,000.00 $1,021.46  $3.65**
              ---------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2007. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


TRUSTEES AND OFFICERS


Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 60 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 38 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL    PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/        FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------

  William L. Bax          . Managing Partner of               .Andrew Corporation (a
  Age: 64                   PricewaterhouseCoopers - Chicago   manufacturer of radio
  Trustee since 2005        (an accounting firm) from 1997     frequency equipment);
                            to 2003;                          .Arthur J. Gallagher & Co.
                          . Director of Big Shoulders Fund     (an insurance brokerage
                            since 1997;                        company).
                          . Director of Children's Memorial
                            Hospital since 1997;
                          . Trustee of DePaul University
                            since 1998;
                          . Director of Andrew Corporation
                            since 2006;
                          . Director of Arthur J. Gallagher
                            & Co. since 2006;
                          . Director of Sears Roebuck & Co.
                            (a retail company) from 2003 to
                            2005.
-------------------------------------------------------------------------------------------

  Richard G. Cline/(3)/   . Chairman and President of         .PepsiAmericas (a soft drink
  Age: 72                   Hawthorne Investors, Inc. (a       bottling company);
  Chairman since 2002;      management advisory services and  .Ryerson Inc. (a metals
  Trustee since 2000        private investment company)        distribution company).
                            since 1996;
                          . Managing Member of Hawthorne
                            Investments, LLC (a private
                            investment company) since 2001;
                          . Managing Member of Hawthorne
                            Investments II, LLC (a private
                            investment company) since 2004;
                          . Director of Colorado Banking
                            Co., Inc. since 2006.
-------------------------------------------------------------------------------------------

  Edward J. Condon, Jr.   . Chairman and CEO of The Paradigm  .None
  Age: 67                   Group, Ltd. (a financial
  Trustee since 2000        adviser) since 1993;
                          . Principal and Co-Founder of
                            Paradigm Capital, Ltd. since
                            1996;
                          . Senior Partner of NewEllis
                            Ventures since 2001;
                          . Member of the Board of Managers
                            of The Liberty Hampshire
                            Company, LLC (a receivable
                            securitization company) from
                            1996 to 2001;
                          . Director of Financial Pacific
                            Company (a small business
                            leasing company) from 1998 to
                            2004;
                          . Member and Director of the
                            Illinois Venture Capital
                            Association since 2001;
                          . Trustee at Dominican University
                            from 1996 to 2005;
                          . Member of the Board of Directors
                            of the Chicago Children's Museum
                            since 2001;
                          . Member of the Board of Governors
                            of the Metropolitan Club since
                            2003;
                          . Member of the Advisory Board of
                            AAVIN Equity Partners since 2005;
                          . Chairman of the Nominating
                            Committee of Girl Scouts of
                            Chicago from 1993 to 2003;
                          . Member of the National Advisory
                            Board of National Domestic
                            Violence Hotline since 2005;
                          . Member of the Board of Directors
                            at LightBridge Healthcare
                            Research Inc. since 2006.
-------------------------------------------------------------------------------------------

  Sharon Gist Gilliam     . CEO of Chicago Housing Authority  .None
  Age: 64                   since 2006;
  Trustee since 2001      . Executive Vice President of
                            Unison-Maximus, Inc. (an
                            aviation and governmental
                            consulting company) from 1989 to
                            2005;
                          . Principal/Officer/Director, UCG
                            Associates, Inc. (an aviation
                            consulting firm) from 2005 to
                            2006.
-------------------------------------------------------------------------------------------


          MONEY MARKET PORTFOLIOS 64  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


                                                              NOVEMBER 30, 2007


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Sandra Polk Guthman            . CEO of Polk Bros. Foundation (an  .None
Age: 63                          Illinois
Trustee since 2000               not-for-profit corporation)
                                 since 1993;
                               . Director of MBIA Insurance Corp.
                                 of Illinois (a municipal
                                 bond insurance company) since
                                 1994.
---------------------------------------------------------------------------------------------------

Michael E. Murphy              . President of Sara Lee Foundation  .Coach, Inc.;
Age: 71                          (philanthropic                    .GATX Corporation (a railcar
Trustee since 1998               organization) from 1997 to 2001.   leasing and financial services
                                                                    company).
---------------------------------------------------------------------------------------------------

Richard P. Strubel/(3)/        . Vice Chairman and Director of     .Gildan Activewear, Inc. (an
Age: 68                          Cardean Learning Group (formerly   athletic clothing marketing
Trustee since 2000               UNext, Inc.) (a provider of        and manufacturing
                                 educational services via the       company);
                                 Internet) since 2003;             .Goldman Sachs Mutual Fund
                               . President, Chief Operating         Complex (97 portfolios);
                                 Officer and Director of UNext,    .Goldman Sachs Closed-End
                                 Inc. from 1999 to 2003.            Funds (2 portfolios).
INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        .None
Age: 50                          Sidley Austin, LLP.
Trustee since 1998
---------------------------------------------------------------------------------------------------

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Mr. Cline, Chairman of the Board of Northern Institutional Funds, retired from the Board pursuant to the retirement provisions of Northern Institutional Funds' by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel became Chairman of the Board of Northern Institutional Funds.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


TRUSTEES AND OFFICERS continued


OFFICERS OF THE TRUST/(1)/
NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL              PRINCIPAL OCCUPATIONS DURING PAST
FUNDS OFFICER                       FIVE YEARS
-----------------------------------------------------------------------

Lloyd A. Wennlund                   . Executive Vice President since
Age: 50                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989;
                                      Director, Northern Trust Global
                                      Advisors, Inc.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 46                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------

Susan J. Hill                       . Chief Compliance Officer of
Age: 51                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------

Debra A. Mairs                      . Vice President and Director of
Age: 45                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A.; Vice
Chicago, IL 60603                     President, Director of
Anti-Money Laundering                 Compliance and CCO of Northern
Compliance Officer since 2006         Trust Securities, Inc. since
                                      2006; Vice President of Northern
                                      Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------

Brian P. Ovaert                     . Executive Vice President and
Age: 46                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------

Randal Rein                         . Vice President of Fund
Age: 37                               Administration of The Northern
50 South LaSalle Street               Trust Company since 2007; Second
Chicago, IL 60603                     Vice President of Fund
Assistant Treasurer since 2007        Administration of The Northern
                                      Trust Company from 2002 to 2007;
                                      Manager of Fund Administration
                                      of The Northern Trust Company
                                      from 2001 to 2002.
-----------------------------------------------------------------------

Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 56                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP, from 1994 to
Philadelphia, PA 19103-6996           2002.
Secretary since 2006
-----------------------------------------------------------------------

Linda J. Hoard, Esq.                . Senior Counsel and Senior Vice
Age: 60                               President at PFPC Inc. since
99 High Street, 27th Floor            1998.
Boston, MA 02110
Assistant Secretary since 1999
-----------------------------------------------------------------------

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          MONEY MARKET PORTFOLIOS 66  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS




                      THIS PAGE INTENTIONALLY LEFT BLANK

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS


FOR MORE INFORMATION


PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Form N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

          MONEY MARKET PORTFOLIOS 68  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


TABLE OF CONTENTS



 2  PORTFOLIO MANAGEMENT COMMENTARY

 3  STATEMENT OF ASSETS AND LIABILITIES

 4  STATEMENT OF OPERATIONS

 5  STATEMENT OF CHANGES IN NET ASSETS

 6  FINANCIAL HIGHLIGHTS

 8  SCHEDULE OF INVESTMENTS

13  ABBREVIATIONS AND OTHER INFORMATION

14  NOTES TO THE FINANCIAL STATEMENTS

17  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18  FUND EXPENSES

19  TRUSTEES AND OFFICERS

22  TAX INFORMATION

24  FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

                          ---------------------------

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED

--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During 2007, financial markets continued to absorb losses resulting from relaxed lending standards in the subprime mortgage sector, often overshadowing favorable economic data. By August, the LIBOR rate had drifted higher based on liquidity concerns and a tighter credit environment, causing central banks to inject additional liquidity into the financial system and provide emergency funding to banks. Asset-backed commercial paper experienced additional stress due to fears of hidden exposures to the subprime mortgage sector. The departures of the chief executives at Merrill Lynch and Citigroup coupled with massive write-downs in sub-prime mortgages and CDOs created further uncertainty. Toward the end of the period, the Federal Reserve, acknowledging the deterioration in financial market conditions, lowered the overnight federal funds rate by a total of 75 basis points and the discount rate by 125 basis points, setting aside for the time being its longstanding concerns over inflationary pressures.

For its most recent fiscal year ended November 30, 2007, the Prime Obligations Portfolio posted a 5.23% total return, compared with the 4.98% return of iMoneyNet/(TM)/ First Tier Institutional category, a composite of professionally managed money market investments with similar investment objectives.

We targeted a neutral to above-average duration for the Portfolio throughout the period, adjusting duration constantly based on current interest rate expectations and market conditions. Principal and liquidity preservation have remained our primary concerns, given the heightened uncertainty surrounding the financial markets in recent months.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                           SERVICE   PREMIER   IMONEY NET/(TM)/     CURRENT
TOTAL RETURN      SHARES    SHARES    SHARES   FIRST TIER INSTL   7-DAY YIELD
-----------------------------------------------------------------------------
ONE YEAR           5.23%     4.96%    4.68%         4.98%
THREE YEAR         4.34      4.07      N/A          4.09             4.77%**
SINCE INCEPTION    3.36      3.11     4.49          3.15*

*    Since inception of Shares.

**   For Shares Class.

Performance calculations may reflect fee waivers in effect. Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield refers to income generated over the 7-day period ended November 30, 2007. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. In the absence of fee waivers, the current 7-day yield for the Portfolio would have been 4.71% for Shares as of November 30, 2007. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

MATURITY ANALYSIS

At November 30, 2007, the maturity analysis for the Prime Obligations Portfolio as a percentage of investments was:

MATURITY           %
---------------------
0 - 14 DAYS      57.0%
15 - 30 DAYS      7.3
31 - 60 DAYS     13.9
61 - 90 DAYS     12.0
91 - 180 DAYS     6.5
181 - 364 DAYS    3.3

PORTFOLIO MANAGER

PETER YI

With Northern Trust since 2000

FUND FACTS (as of 11/30/07)

TICKER SYMBOL           NPAXX

INCEPTION DATE
SHARES                    8/21/03
SERVICE SHARES             9/2/03
PREMIER SHARES           11/18/05

TOTAL NET ASSETS   $4,679,730,658

NET ASSET VALUE
SHARES             $         1.00
SERVICE SHARES               1.00
PREMIER SHARES               1.00

The tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

PRIME OBLIGATIONS PORTFOLIO 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2007

                                                                        PRIME
                                                                     OBLIGATIONS
Amounts in thousands, except per share data                           PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                       $3,546,594
Repurchase agreements, at cost which approximates fair value          1,199,859
Interest income receivable                                               21,182
Receivable from affiliated administrator                                    248
Prepaid and other assets                                                     12
Total Assets                                                          4,767,895
--------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                                                               88
Payable for securities purchased                                         69,854
Payable for fund shares redeemed                                            196
Distributions payable to shareholders                                    17,171
Payable to affiliates:
   Investment advisory fees                                                 364
   Co-administration fees                                                   364
   Custody and accounting fees                                               18
   Transfer agent fees                                                        3
   Trustee fees                                                               4
Accrued other liabilities                                                   102
Total Liabilities                                                        88,164
--------------------------------------------------------------------------------
Net Assets                                                           $4,679,731
--------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                        $4,679,737
Accumulated undistributed net investment income                              --
Accumulated realized loss                                                    (6)
Net Assets                                                           $4,679,731
--------------------------------------------------------------------------------
Net Assets:
   Shares                                                            $4,425,630
   Service Shares                                                       167,473
   Premier Shares                                                        86,628
Total Shares Outstanding (no par value, unlimited
   shares authorized):
   Shares                                                             4,425,635
   Service Shares                                                       167,474
   Premier Shares                                                        86,627
Net Asset Value, Redemption and Offering Price Per
   Share:
   Shares                                                            $     1.00
   Service Shares                                                          1.00
   Premier Shares                                                          1.00
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS              FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007

                                                                        PRIME
                                                                     OBLIGATIONS
Amounts in thousands                                                  PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                        $238,649
EXPENSES:
Investment advisory fees                                                  6,739
Co-administration fees                                                    4,490
Custody and accounting fees                                                 243
Transfer agent fees                                                          61
Registration fees                                                            85
Printing fees                                                                30
Professional fees                                                            46
Trustee fees and expenses                                                    29
Shareholder servicing fees                                                  513
Other                                                                        67
--------------------------------------------------------------------------------
Total Expenses                                                           12,303
   Less voluntary waivers of investment advisory fees                    (2,249)
   Less expenses reimbursed by administrator                               (641)
   Less custodian credits                                                   (26)
   Net Expenses                                                           9,387
--------------------------------------------------------------------------------
Net Investment Income                                                   229,262
--------------------------------------------------------------------------------
NET REALIZED LOSS:
Net realized loss on investments                                             (6)
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   $229,256
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS       FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                            PRIME
                                                                                         OBLIGATIONS
                                                                                          PORTFOLIO
                                                                                   -----------------------
AMOUNTS IN THOUSANDS                                                                  2007         2006
                                                                                   -----------------------
OPERATIONS:
Net investment income                                                              $  229,262   $   64,924
Net realized gain (loss) on investment transactions                                        (6)           3
     Net Increase in Net Assets Resulting from Operations                             229,256       64,927
----------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:/(1)/
Net increase in net assets resulting from Shares transactions                       2,798,458      798,310
Net increase in net assets resulting from Service Shares transactions                  12,606      100,053
Net increase (decrease) in net assets resulting from Premier Shares transactions       76,091       (3,071)
     Net Increase in Net Assets Resulting from Capital Share Transactions           2,887,155      895,292
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                                                           (220,685)     (58,926)
     Total Distributions to Shares Shareholders                                      (220,685)     (58,926)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SERVICE SHARES SHAREHOLDERS:
From net investment income                                                             (7,409)      (5,446)
     Total Distributions to Service Shares Shareholders                                (7,409)      (5,446)
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREMIER SHARES SHAREHOLDERS:
From net investment income                                                             (1,171)        (556)
     Total Distributions to Premier Shares Shareholders                                (1,171)        (556)
----------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                        2,887,146      895,291
NET ASSETS:
Beginning of year                                                                   1,792,585      897,294
End of year                                                                        $4,679,731   $1,792,585
----------------------------------------------------------------------------------------------------------
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                    $       --   $       --
----------------------------------------------------------------------------------------------------------

(1)  The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

PRIME OBLIGATIONS PORTFOLIO

                                                                                              SHARES
                                                                      ---------------------------------------------------------
SELECTED PER SHARE DATA                                                  2007        2006       2005         2004     2003/(3)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     1.00  $     1.00  $   1.00     $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                       0.05        0.05      0.03         0.01        --
   Total from Investment Operations                                         0.05        0.05      0.03         0.01        --
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                              (0.05)      (0.05)    (0.03)       (0.01)       --
      Total Distributions Paid                                             (0.05)      (0.05)    (0.03)       (0.01)       --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     1.00  $     1.00  $   1.00     $   1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                           5.23%       4.86%     2.94%        1.14%     0.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                               $4,425,630  $1,627,181  $828,872     $594,224  $398,281
Ratio to average net assets of: /(2)/
   Expenses, net of waivers, reimbursements and credits                     0.20%       0.20%     0.20%        0.20%     0.20%
   Expenses, before waivers, reimbursements and credits                     0.26%       0.27%     0.29%        0.29%     0.37%
   Net investment income, net of waivers, reimbursements and credits        5.11%       4.82%     2.97%        1.18%     0.91%
   Net investment income, before waivers, reimbursements and credits        5.05%       4.75%     2.88%        1.09%     0.74%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                              SERVICE
                                                                      ---------------------------------------------------------
SELECTED PER SHARE DATA                                                  2007        2006       2005         2004     2003/(4)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $     1.00  $     1.00  $   1.00     $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                       0.05        0.04      0.03         0.01        --
   Total from Investment Operations                                         0.05        0.04      0.03         0.01        --
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                              (0.05)      (0.04)    (0.03)       (0.01)       --
      Total Distributions Paid                                             (0.05)      (0.04)    (0.03)       (0.01)       --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $     1.00  $     1.00  $   1.00     $   1.00  $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                           4.96%       4.59%     2.67%        0.88%     0.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                               $  167,473  $  154,867  $ 54,814     $ 48,496  $ 16,601
Ratio to average net assets of: /(2)/
   Expenses, net of waivers, reimbursements and credits                     0.46%       0.46%     0.46%        0.46%     0.46%
   Expenses, before waivers, reimbursements and credits                     0.52%       0.53%     0.55%        0.55%     0.63%
   Net investment income, net of waivers, reimbursements and credits        4.85%       4.56%     2.71%        0.92%     0.65%
   Net investment income, before waivers, reimbursements and credits        4.79%       4.49%     2.62%        0.83%     0.48%
-------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.

(2)  Annualized for periods less than one year.

(3) For the period August 21, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

(4) For the period September 2, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                     PRIME OBLIGATIONS PORTFOLIO

                               FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

PRIME OBLIGATIONS PORTFOLIO

                                                                                PREMIER
                                                                       -----------------------------
SELECTED PER SHARE DATA                                                  2007      2006    2005/(3)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $  1.00   $  1.00   $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                     0.05      0.04        --
   Total from Investment Operations                                       0.05      0.04        --
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                            (0.05)    (0.04)       --
      Total Distributions Paid                                           (0.05)    (0.04)       --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $  1.00   $  1.00   $  1.00
----------------------------------------------------------------------------------------------------
Total Return/(1)/                                                         4.68%     4.32%     0.12%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                                $86,628   $10,537   $13,608
Ratio to average net assets of: /(2)/
   Expenses, net of waivers, reimbursements and credits                   0.72%     0.72%     0.72%
   Expenses, before waivers, reimbursements and credits                   0.78%     0.79%     0.81%
   Net investment income, net of waivers, reimbursements and credits      4.59%     4.30%     3.39%
   Net investment income, before waivers, reimbursements and credits      4.53%     4.23%     3.30%
----------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.

(2)  Annualized for periods less than one year.

(3) For the period November 18, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

        NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS


PRIME OBLIGATIONS PORTFOLIO


                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
ASSET-BACKED NOTES - 1.1%
Auto Receivables - 0.2%
  Ford Credit Auto Owner Trust, Series 2007-A,
   Class A1, /(1)/
   5.35%, 7/15/08                                      $7,755  $7,755
  Wachovia Auto Loan Owner Trust, Series 2007-1,
   Class A1,
   5.34%, 6/20/08                                         713     713
---------------------------------------------------------------------
                                                                8,468
---------------------------------------------------------------------
International Receivables - 0.9%
  Arkle Master Issuer PLC, FRN, Series 2007-1A,
   Class 1A, /(1)/
   4.67%, 12/17/07                                     10,000  10,000
  Holmes Master Issuer PLC, FRN, Series 2007-1,
   Class 1A1,
   4.63%, 12/17/07                                      5,000   5,000
  Paragon Mortgages PLC, FRN, Series 12A,
   Class A1, /(1)/
   4.64%, 12/17/07                                      9,018   9,018
  Paragon Mortgages PLC, FRN, Series 14A,
   Class A1, /(1)/
   4.65%, 12/17/07                                      9,772   9,772
  Permanent Master Issuer PLC, FRN, Series 2007-1,
   Class 1A,
   4.63%, 12/17/07                                      5,000   5,000
  Westpac Securitization Trust, FRN, Series
   2007-1G, Class A1, /(1)/
   4.95%, 2/21/08                                       6,223   6,223
---------------------------------------------------------------------
                                                               45,013
---------------------------------------------------------------------
Total Asset-Backed Notes
---------------------------------------------------------------------
(Cost $53,481)                                                 53,481
---------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 27.3%
Domestic Depository Institutions - 3.3%
  Bank of America, New York,
   5.41%, 3/10/08                                      20,000  20,000
  Citibank, New York,
   5.53%, 12/12/07                                     30,000  30,000
   5.32%, 12/18/07                                     10,000  10,000
   4.94%, 1/18/08                                      15,000  15,000
  HSBC Bank USA,
   4.93%, 7/9/08                                       10,000  10,000
  Marshall & Ilsley Bank,
   5.10%, 1/10/08                                      10,000  10,000
  Regions Bank,
   4.85%, 1/10/08                                      25,000  25,000
  State Street Bank, Boston,
   5.08%, 12/11/07                                     35,000  35,000
---------------------------------------------------------------------
                                                              155,000
---------------------------------------------------------------------
Foreign Depository Institutions - 24.0%
  Abbey National PLC, Stamford,
   5.08%, 1/22/08                                      45,000  45,000

                                                PRINCIPAL
                                                 AMOUNT   VALUE
                                                 (000S)   (000S)
CERTIFICATES OF DEPOSIT - 27.3% - continued
Foreign Depository Institutions - 24.0% - continued
  ABN AMRO, London Branch,
   5.10%, 1/22/08                                 $25,000 $25,000
   5.32%, 5/27/08                                   5,000   5,000
  Allied Irish Bank, London Branch,
   5.44%, 6/16/08                                   3,000   3,000
  Australia & New Zealand Bank, New York,
   4.90%, 4/3/08                                   15,000  15,000
  Banco Bilbao Vizcaya Argentaria, London,
   5.12%, 1/22/08                                  25,000  25,000
  Bank of Ireland, Stamford,
   4.99%, 1/23/08                                   5,000   5,000
  Bank of Montreal, Chicago Branch, FRCD,
   4.64%, 12/1/07                                  25,000  25,000
  Bank of Nova Scotia, FRCD,
   4.77%, 12/31/07                                 10,000  10,000
  Bank of Scotland PLC, Halifax Branch,
   5.00%, 10/14/08                                  5,000   5,000
  Bank of Scotland PLC, London Branch,
   5.78%, 12/10/07                                 20,000  20,000
  Bank of Scotland PLC, New York Branch,
   5.22%, 12/17/07                                  7,000   7,000
   5.35%, 6/4/08                                    5,000   5,000
   4.60%, 7/29/08                                  10,000  10,000
  Barclays Bank, New York Branch,
   5.16%, 4/3/08                                   15,000  15,000
   5.36%, 4/16/08                                  10,000  10,000
   5.30%, 5/22/08                                  10,000  10,000
   4.77%, 7/25/08                                  15,000  15,000
  BNP Paribas S.A., London Branch,
   5.31%, 2/22/08                                  10,000  10,000
  BNP Paribas, New York Branch,
   5.28%, 1/11/08                                   5,000   5,000
  CALYON, New York Branch,
   4.62%, 12/1/07, FRCD                            35,000  34,998
   4.95%, 1/22/08                                  15,000  15,000
  Canadian Imperial Bank of Commerce,
   New York Branch, FRCD,
   4.64%, 12/1/07                                  15,000  15,000
  Commonwealth Bank of Australia, New York,
   5.10%, 12/27/07                                 20,000  20,000
   5.15%, 1/7/08                                   15,000  15,000
  Credit Agricole, London Branch,
   5.30%, 12/20/07                                 20,000  20,000
   5.30%, 2/7/08                                   10,000  10,000
   4.91%, 10/9/08                                  10,000  10,000
   4.97%, 10/14/08                                  5,000   5,000
  Credit Suisse First Boston, New York Branch,
   5.30%, 1/14/08                                   5,000   5,000
   5.33%, 1/16/08                                   7,000   7,000
   5.25%, 4/11/08                                   5,000   5,000
  Depfa Bank PLC, New York,
   4.96%, 1/28/08                                  10,000  10,000

See Notes to the Financial Statements.

      PRIME OBLIGATIONS PORTFOLIO 8   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                             PRINCIPAL
                                              AMOUNT   VALUE
                                              (000S)   (000S)
CERTIFICATES OF DEPOSIT - 27.3% - continued
Foreign Depository Institutions - 24.0% - continued
  Deutsche Bank, London Branch, FRCD,
   4.66%, 12/1/07                               $8,000 $8,000
  Deutsche Bank, New York Branch,
   4.91%, 1/22/08                               30,000 30,000
  HSBC PLC, London,
   4.80%, 2/8/08                                90,000 90,000
  Intesa San Paolo Spa, London Branch,
   4.78%, 2/6/08                                30,000 30,000
  Intesa San Paolo Spa, New York Branch,
   4.88%, 1/25/08                               15,000 15,000
  KBC Bank,
   4.75%, 1/7/08                                35,000 35,000
  Lloyds Bank, New York Branch,
   5.30%, 2/22/08                                5,000  5,000
   5.00%, 3/18/08                               20,000 20,000
   4.90%, 7/9/08                                10,000 10,000
  National Australia Bank, London Branch,
   5.40%, 6/12/08                                5,000  5,000
  National Bank of Canada, New York Branch,
   4.67%, 12/3/07, FRCD                         15,000 14,999
   5.36%, 1/22/08                                5,000  5,000
  Nordea Bank Finland, New York Branch,
   5.26%, 4/11/08                                5,000  5,000
   5.29%, 5/22/08                               10,000 10,000
  Rabobank Nederland, New York Branch,
   4.90%, 12/20/07                              15,000 15,000
   4.90%, 12/28/07                              10,000 10,000
  Royal Bank of Canada, New York Branch,
   4.81%, 2/8/08                                95,000 95,000
   4.90%, 4/3/08                                15,000 15,000
  Royal Bank of Scotland, London Branch,
   5.70%, 12/10/07                              20,000 20,000
  Royal Bank of Scotland, New York Branch,
   4.60%, 12/7/07, FRCD                          5,000  5,000
   5.28%, 1/11/08                                5,000  5,000
   5.29%, 2/11/08                               12,000 12,000
  Skandinaviska Enskilda Banken,
   5.14%, 1/17/08                               25,000 25,000
   4.74%, 1/31/08                               30,000 30,000
   4.76%, 2/1/08                                20,000 20,000
  Societe Generale, London Branch,
   5.30%, 1/3/08                                 6,000  6,000
  Societe Generale, New York Branch,
   4.64%, 12/1/07, FRCD                         10,000 10,000
   4.83%, 1/29/08                               10,000 10,000
  Svenska Handelsbanken, Inc.,
   New York Branch,
   5.09%, 1/22/08                               50,000 50,000
  Toronto Dominion Bank, New York Branch,
   5.11%, 3/26/08                                5,000  5,000
  UBS AG, Stamford Branch,
   5.44%, 12/14/07                              35,000 35,000
   5.25%, 4/10/08                                5,000  5,000

                                         PRINCIPAL
                                          AMOUNT     VALUE
                                          (000S)     (000S)
CERTIFICATES OF DEPOSIT - 27.3% - continued
Foreign Depository Institutions - 24.0% - continued
  Westpac Banking Corp.,
   4.72%, 2/1/08                           $25,000    $25,000
-------------------------------------------------------------
                                                    1,122,997
-------------------------------------------------------------
Total Certificates of Deposit
-------------------------------------------------------------
(Cost $1,277,997)                                   1,277,997
-------------------------------------------------------------
COMMERCIAL PAPER - 18.5%
Bank Holding Companies - 1.6%
  Bank of America Co.,
   5.29%, 3/4/08                            15,000     14,793
  Citigroup Funding, Inc.,
   5.21%, 2/4/08                            30,000     29,718
   5.18%, 2/20/08                           10,000      9,883
  JPMorgan and Co.,
   5.03%, 1/15/08                           20,000     19,874
-------------------------------------------------------------
                                                       74,268
-------------------------------------------------------------
Credit Arbitrage- 4.3%
  Cancara Asset Securitization Ltd.,
   5.65%, 1/4/08                            40,000     39,786
  Grampian Funding Ltd.,
   4.80%, 2/6/08                            50,000     49,554
  Perry Global Funding LLC, /(1)/
   5.15%, 12/3/07                           50,000     49,986
  Surrey Funding Corp.,
   4.85%, 12/3/07                           60,000     59,984
-------------------------------------------------------------
                                                      199,310
-------------------------------------------------------------
Multi-Seller Conduits - 10.9%
  Apreco,
   4.85%, 2/6/08                            30,000     29,729
  Cedar Springs Capital Co.,
   5.50%, 12/3/07                           50,000     49,985
  Concord Minuteman Capital Co., /(1)/
   5.43%, 12/3/07                           70,000     69,979
   4.85%, 12/6/07                           30,000     29,980
   4.90%, 12/13/07                          30,000     29,951
  Corporate Receivables Corp.,
   5.65%, 1/3/08                            30,000     29,854
  Crown Point Capital Co.,
   5.62%, 12/5/07, FRCP                     10,000     10,000
   5.67%, 12/10/07, FRCP /(1)/              10,000      9,999
   4.80%, 12/13/07 /(1)/                    30,000     29,952
  George Street Finance LLC, /(1)/
   5.17%, 1/14/08                           10,530     10,463
  Legacy Capital LLC, /(1)/
   5.30%, 12/3/07                           50,000     49,985
  Lexington Parker Capital,
   4.87%, 12/7/07                           20,000     19,984
   5.19%, 1/7/08, FRCP                      30,000     29,997
  Versailles,
   4.80%, 12/3/07                           30,000     29,876
  Versailles CDS LLC, /(1)/
   5.15%, 12/3/07                           50,000     50,103

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9   PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS


PRIME OBLIGATIONS PORTFOLIO continued


                                              PRINCIPAL
                                               AMOUNT   VALUE
                                               (000S)   (000S)
COMMERCIAL PAPER - 18.5% - continued
Multi-Seller Conduits - 10.9% - continued
  Yorktown Capital LLC,
   4.83%, 2/4/08                                $30,000 $29,738
---------------------------------------------------------------
                                                        509,575
---------------------------------------------------------------
Non-Depository Personal Credit - 1.4%
  General Electric Capital Corp.,
   5.15%, 3/11/08                                40,000  39,422
   4.76%, 7/1/08                                 10,000   9,718
   4.61%, 7/15/08                                18,000  17,477
---------------------------------------------------------------
                                                         66,617
---------------------------------------------------------------
Single Seller Conduits - 0.3%
  Aquifer Funding LLC,
   5.32%, 2/8/08                                 15,000  14,847
---------------------------------------------------------------
Total Commercial Paper
---------------------------------------------------------------
(Cost $864,617)                                         864,617
---------------------------------------------------------------
CORPORATE NOTES/BONDS - 13.7%
Bank Holding Companies - 0.4%
  Citigroup Funding, Inc., FRN,
   4.88%, 2/13/08                                15,000  15,000
  HSBC USA, Inc., FRN,
   4.66%, 12/17/07                                5,000   5,000
---------------------------------------------------------------
                                                         20,000
---------------------------------------------------------------
Chemicals & Allied Products - 0.2%
  BASF Finance Europe, N.V., FRN, /(1)/
   5.17%, 1/22/08                                10,000  10,000
---------------------------------------------------------------
Domestic Depository Institutions - 3.3%
  American Express Centurion Bank, FRN,
   4.69%, 12/18/07                                5,000   5,000
  Bank of America N.A.,
   4.70%, 5/6/08                                 75,000  75,000
  Marshall & Ilsley Bank, MTN,
   5.16%, 12/17/07                               15,000  14,999
  National City Bank, FRN,
   4.66%, 12/1/07                                30,000  30,000
   5.04%, 1/25/08                                15,000  15,000
  National City Bank, Cleveland Branch, FRN,
   5.19%, 12/24/07                               15,000  15,001
---------------------------------------------------------------
                                                        155,000
---------------------------------------------------------------
Foreign Depository Institutions - 2.7%
  Allied Irish Banks PLC, FRN, /(1)/
   4.67%, 12/19/07                                5,000   5,000
  Australia and New Zealand Banking Group,
   FRN, /(1)/
   5.64%, 12/5/07                                10,000  10,000
   4.67%, 12/7/07                                 5,000   5,000
   4.80%, 12/24/07                                1,000   1,000
  Bank of Nova Scotia, FRN,
   4.75%, 12/31/07                               15,000  14,996
  Commonwealth Bank of Australia, FRN, /(1)/
   5.28%, 1/22/08                                 5,000   5,000

                                                    PRINCIPAL
                                                     AMOUNT   VALUE
                                                     (000S)   (000S)
CORPORATE NOTES/BONDS - 13.7% - continued
Foreign Depository Institutions - 2.7% - continued
  Credit Agricole, London Branch, FRN, /(1)/
   5.18%, 12/24/07                                    $10,000 $10,000
  Danske Bank, FRN, /(1)/
   4.71%, 12/20/07                                      5,000   5,000
  Nordea Bank Finland, New York Branch, FRN, /(1)/
   4.68%, 12/11/07                                      7,000   7,000
  Royal Bank of Canada, FRN,
   4.72%, 12/10/07                                      8,000   8,000
  Royal Bank of Scotland PLC, FRN, /(1)/
   4.78%, 12/21/07                                      5,000   5,000
   5.26%, 1/11/08                                      30,000  30,005
  UBS AG, Stamford, FRN,
   4.63%, 12/17/07                                     10,000  10,000
  Westpac Banking Corp., FRN,
   5.79%, 12/11/07                                      1,000   1,000
  Westpac Banking Corp., New York Branch,
   FRN, /(1)/
   4.66%, 12/6/07                                       7,000   7,000
---------------------------------------------------------------------
                                                              124,001
---------------------------------------------------------------------
Insurance Carriers - 0.8%
  Genworth Global Funding, FRN, /(1)/
   4.65%, 12/11/07                                      7,000   7,000
  ING Verzekeringen NV, FRN, /(1)/
   4.66%, 12/4/07                                      12,000  12,000
  MET Life Global Funding I, FRN, /(1)/
   4.75%, 12/17/07                                     10,000  10,000
   4.77%, 12/24/07                                     10,000  10,000
---------------------------------------------------------------------
                                                               39,000
---------------------------------------------------------------------
Non-Depository Personal Credit - 1.1%
  American Express Bank, FSB, FRN,
   4.66%, 12/18/07                                     20,000  19,999
  General Electric Capital Corp., FRN,
   4.81%, 12/24/07                                      9,000   9,000
   5.29%, 1/15/08                                      10,000  10,001
  HSBC Finance Corp., FRN,
   4.69%, 12/6/07                                       8,000   8,000
   4.84%, 12/24/07                                      5,000   5,000
---------------------------------------------------------------------
                                                               52,000
---------------------------------------------------------------------
Paper and Allied Products - 0.1%
  Kimberly Clark, /(1)/
   5.26%, 12/19/07                                      5,000   5,000
---------------------------------------------------------------------
Security and Commodity Brokers - 1.1%
  Goldman Sachs Group LP, FRN,
   4.79%, 12/1/07                                       5,000   5,000
   5.08%, 1/25/08 /(1)/                                 7,000   7,000
  Merrill Lynch & Co., FRN,
   4.77%, 12/4/07                                       5,000   5,000
   4.83%, 12/18/07                                     10,000  10,000
   4.80%, 12/24/07                                      5,000   5,000
   4.98%, 2/22/08                                      10,000  10,000

See Notes to the Financial Statements.

      PRIME OBLIGATIONS PORTFOLIO 10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        SCHEDULE OF INVESTMENTS


                                                              NOVEMBER 30, 2007


                                          PRINCIPAL
                                           AMOUNT   VALUE
                                           (000S)   (000S)
CORPORATE NOTES/BONDS - 13.7% - continued
Security and Commodity Brokers - 1.1% - continued
  Morgan Stanley, FRN,
   4.78%, 12/17/07                           $3,000  $3,000
   4.88%, 12/27/07                            5,000   5,000
-----------------------------------------------------------
                                                     50,000
-----------------------------------------------------------
Structured Investment Vehicles - 4.0%
  Asscher Finance Corp., FRN, /(1)/
   5.17%, 12/27/07                            5,000   5,000
  Beta Finance, Inc., FRN, /(1)/
   5.00%, 1/28/08                             5,000   5,001
  CC USA, Inc., FRN, /(1)/
   4.79%, 12/27/07                           10,000  10,000
   4.91%, 2/20/08                            15,000  14,998
  Cullinan Finance Corp., /(1)/
   4.76%, 12/28/07, FRN                      10,000  10,000
   5.20%, 1/8/08, FRN                         7,000   7,000
   5.05%, 1/25/08, FRN                        5,000   5,000
   5.01%, 2/26/08, FRN                       10,000   9,997
   5.36%, 4/15/08                             7,000   7,000
   5.35%, 5/15/08                             7,000   7,000
  Dorada Finance, Inc., /(1)/
   5.32%, 5/27/08                             5,000   5,000
  Links Finance LLC, MTN, FRN, /(1)/
   4.66%, 12/5/07                            10,000   9,999
   4.64%, 12/7/07                             5,000   5,000
   5.17%, 1/18/08                            10,000  10,000
  Sigma Finance, Inc., MTN, /(1)/
   4.83%, 12/1/07, FRN                       10,000   9,999
   4.64%, 12/17/07, FRN                      10,000  10,000
   5.66%, 12/17/07, FRN                      10,000  10,000
   5.35%, 5/19/08                            15,000  15,000
  Whistlejacket Capital LLC, FRN, /(1)/
   5.11%, 1/23/08                            10,000   9,999
  White Pine Finance LLC, FRN, /(1)/
   4.70%, 12/20/07                            5,000   5,000
   5.15%, 1/22/08                            15,000  14,999
-----------------------------------------------------------
                                                    185,992
-----------------------------------------------------------
Total Corporate Notes/Bonds
-----------------------------------------------------------
(Cost $640,993)                                     640,993
-----------------------------------------------------------
EURODOLLAR TIME DEPOSITS - 14.0%
Domestic Depository Institutions - 1.9%
  Wells Fargo Bank N.A., San Francisco,
   Grand Cayman,
   4.56%, 12/3/07                            90,000  90,000
-----------------------------------------------------------
Foreign Depository Institutions - 12.1%
  ABN AMRO Bank, Amsterdam, Netherlands,
   4.69%, 12/3/07                           103,000 103,000
  Banco Popular Espanol, Madrid,
   5.55%, 12/19/07                           10,000  10,000

                                                   PRINCIPAL
                                                    AMOUNT    VALUE
                                                    (000S)    (000S)
EURODOLLAR TIME DEPOSITS - 14.0% - continued
Foreign Depository Institutions - 12.1% - continued
  Banco Santander Centrale, Madrid,
   4.70%, 12/3/07                                    $80,000   $80,000
   5.53%, 1/4/08                                      40,000    40,000
  BNP Paribas, Grand Cayman,
   4.75%, 12/3/07                                     50,000    50,000
  CALYON, Grand Cayman,
   4.70%, 12/3/07                                     70,000    70,000
  Dexia Bank Belgium, Brussels,
   4.70%, 12/3/07                                    130,000   130,000
  HSBC Paris, France,
   4.69%, 12/3/07                                     66,000    66,000
  ING Bank, Amsterdam,
   4.78%, 2/6/08                                      15,000    15,000
----------------------------------------------------------------------
                                                               564,000
----------------------------------------------------------------------
Total Eurodollar Time Deposits
----------------------------------------------------------------------
(Cost $654,000)                                                654,000
----------------------------------------------------------------------
MUNICIPAL INVESTMENT - 0.1%
Administration of Environmental and Housing Programs - 0.1%
  State of Texas G.O. Taxable, Veterans' Land
   Refunding Bonds, Series 2000,
   4.85%, 12/10/07                                     5,000     5,000
----------------------------------------------------------------------
Total Municipal Investment
----------------------------------------------------------------------
(Cost $5,000)                                                    5,000
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION - 1.1%
  U.S. Treasury Note,
   4.63%, 9/30/08                                     50,000    50,506
----------------------------------------------------------------------
Total U.S. GOVERNMENT OBLIGATION
----------------------------------------------------------------------
(Cost $50,506)                                                  50,506
----------------------------------------------------------------------
----------------------------------------------------------------------
Investments, at Amortized Cost
----------------------------------------------------------------------
($3,546,594)                                                 3,546,594
----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 25.6%
(Collateralized at a minimum of 102%) /(2)/
  Bank of America N.A., dated 11/30/07,
   repurchase price $45,017
   4.63%, 12/3/07                                     45,000    45,000
  Citigroup Global Markets, Inc., dated
   11/30/07, repurchase price $230,089
   4.63%, 12/3/07                                    230,000   230,000
  Credit Suisse First Boston, dated 11/30/07,
   repurchase price $190,073
   4.61%, 12/3/07                                    190,000   190,000
  Deutsche Bank Securities, Inc., dated 11/30/07,
   repurchase price $280,108
   4.63%, 12/3/07                                    280,000   280,000

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11  PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS


PRIME OBLIGATIONS PORTFOLIO continued                         NOVEMBER 30, 2007


                                                 PRINCIPAL
                                                  AMOUNT     VALUE
                                                  (000S)     (000S)
REPURCHASE AGREEMENTS - 25.6% - continued
(Collateralized at a minimum of 102%) /(2)/
  HSBC Securities U.S.A., Inc., dated 11/30/07,
   repurchase price $199,936
   4.63%, 12/3/07                                 $199,859   $199,859
  UBS Securities LLC, dated 11/30/07,
   repurchase price $255,098
   4.63%, 12/3/07                                  255,000    255,000
----------------------------------------------------------------------
Total Repurchase Agreements
----------------------------------------------------------------------
(Cost $1,199,859)                                           1,199,859
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Investments - 101.4%
----------------------------------------------------------------------
(Cost $4,746,453) /(3)/                                     4,746,453
----------------------------------------------------------------------
  Liabilities less Other Assets - (1.4)%                      (66,722)
----------------------------------------------------------------------
NET ASSETS - 100.0%                                        $4,679,731
----------------------------------------------------------------------

 (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2) The nature and terms of the collateral received for the repurchase agreements are as follows:

NAME   COUPON RATES   MATURITY DATES
FHLMC 4.50% - 6.76% 1/1/20 - 11/1/37
FNMA  0.00% - 6.50% 6/1/15 - 8/1/37
GNMA      0.00%         7/20/34

 (3) The cost for federal income tax purposes was $4,746,453.

 Percentages shown are based on Net Assets.

See Notes to the Financial Statements.


      PRIME OBLIGATIONS PORTFOLIO 12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


ABBREVIATIONS AND OTHER INFORMATION                           NOVEMBER 30, 2007


EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------------------

FHLMC Freddie Mac                           FSB  Federal Savings Bank
FNMA  Fannie Mae                            GNMA Government National Mortgage Association
FRCD  Floating Rate Certificates of Deposit G.O. General Obligation
FRCP  Floating Rate Commercial Paper        MTN  Medium Term Notes
FRN   Floating Rate Notes

--------------------------------------------------------------------------------

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2007, Shares, Service Shares and Premier Shares were outstanding.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are typically allocated among all the portfolios of the Trust in proportion to each portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

      PRIME OBLIGATIONS PORTFOLIO 14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


                                                              NOVEMBER 30, 2007



At November 30, 2007, the capital loss carryforward for U.S. federal income tax purposes and the respective years of expiration is as follows:

                                            NOVEMBER 30,
                        Amount in thousands     2015
                        --------------------------------
                         Prime Obligations       $6

The Portfolio may offset future capital gains with this capital loss carryforward.

At November 30, 2007, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

                                                 UNDISTRIBUTED ORDINARY INCOME*

                          Amount in thousands
                          ---------------------------
                           Prime Obligations  $17,171

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2007 and 2006 were as follows:

                                              DISTRIBUTED FROM ORDINARY INCOME*

                     Amounts in thousands   2007    2006
                     -------------------------------------
                      Prime Obligations   $219,729 $60,008

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive 0.05 percent of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2007, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2007, were as follows:

           Amounts in thousands SHARES SERVICE SHARES PREMIER SHARES
           ---------------------------------------------------------
            Prime Obligations    $40        $16             $5

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits, if any, are reflected in the Portfolio's Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service Plan for the Portfolio's Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement. In addition, effective November 1, 2007, NTI as a Co-Administrator has voluntarily agreed to reimburse an additional 0.05% of the Prime Obligations Portfolio's Other Operating Expenses.

The expenses reimbursed during the fiscal year ended November 30, 2007, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust's secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee Fees" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


NOTES TO THE FINANCIAL STATEMENTS continued                   NOVEMBER 30, 2007



5. SERVICE PLAN

The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Class-specific shareholder servicing fees for the fiscal year ended November 30, 2007, were as follows:

               Amounts in thousands SERVICE SHARES PREMIER SHARES
               --------------------------------------------------
                Prime Obligations        $383                $130
               --------------------------------------------------

6. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At November 30, 2007, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2007.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2007, were as follows:

                        PROCEEDS                  PAYMENTS      NET
                          FROM                      FOR       INCREASE
        Amounts in       SHARES    REINVESTMENT    SHARES      IN NET
        thousands*        SOLD     OF DIVIDENDS   REDEEMED     ASSETS
        ---------------------------------------------------------------
        Shares         $11,331,392   $29,944    $(8,562,878) $2,798,458
        Service Shares     216,131        --       (203,525)     12,606
        Premier Shares     104,793        --        (28,702)     76,091
        ---------------------------------------------------------------

*The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2006, were as follows:

                                                                NET
                         PROCEEDS                 PAYMENTS    INCREASE
                           FROM                     FOR      (DECREASE)
         Amounts in       SHARES   REINVESTMENT    SHARES      IN NET
         thousands*        SOLD    OF DIVIDENDS   REDEEMED     ASSETS
         --------------------------------------------------------------
         Shares         $5,154,955   $21,452    $(4,378,097)  $798,310
         Service Shares    285,596        --       (185,543)   100,053
         Premier Shares     18,096        --        (21,167)    (3,071)
         --------------------------------------------------------------

*The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Recent SEC guidance allows implementing FIN 48 in the portfolio NAV calculation as late as the portfolio's last NAV calculation in the first semiannual financial statement reporting period. As a result, the Portfolio will reflect implementation of FIN 48 in its semiannual report on May 31, 2008.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolio's financial statements and financial disclosures, if any.

      PRIME OBLIGATIONS PORTFOLIO 16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Northern Institutional Funds Shareholders and Board of Trustees:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the "Portfolio") of the Northern Institutional Funds as of November 30, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2007 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2007, the results of its operations, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2008

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


FUND EXPENSES                                     NOVEMBER 30, 2007 (UNAUDITED)


As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2007 through November 30, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/07 - 11/30/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

PRIME OBLIGATIONS

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               SHARES        RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.19%  $1,000.00 $1,025.60  $0.96
               Hypothetical  0.19%  $1,000.00 $1,024.12  $0.96**
               -------------------------------------------------
               SERVICE SHARES
               -------------------------------------------------
               Actual        0.45%  $1,000.00 $1,024.30  $2.28
               Hypothetical  0.45%  $1,000.00 $1,022.81  $2.28**
               -------------------------------------------------
               PREMIER SHARES
               -------------------------------------------------
               Actual        0.71%  $1,000.00 $1,023.00  $3.60
               Hypothetical  0.71%  $1,000.00 $1,021.51  $3.60**
               -------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratios, which represent ongoing expenses as a percentage of net assets for fiscal year ended November 30, 2007. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Portfolio's actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

      PRIME OBLIGATIONS PORTFOLIO 18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


TRUSTEES AND OFFICERS                                         NOVEMBER 30, 2007

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 60 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 38 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL    PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/        FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------

  William L. Bax          . Managing Partner of               .Andrew Corporation (a
  Age: 64                   PricewaterhouseCoopers - Chicago   manufacturer of radio
  Trustee since 2005        (an accounting firm) from 1997     frequency equipment);
                            to 2003;                          .Arthur J. Gallagher & Co.
                          . Director of Big Shoulders Fund     (an insurance brokerage
                            since 1997;                        company).
                          . Director of Children's Memorial
                            Hospital since 1997;
                          . Trustee of DePaul University
                            since 1998;
                          . Director of Andrew Corporation
                            since 2006;
                          . Director of Arthur J. Gallagher
                            & Co. since 2006;
                          . Director of Sears Roebuck & Co.
                            (a retail company) from 2003 to
                            2005.
-------------------------------------------------------------------------------------------

  Richard G. Cline/(3)/   . Chairman and President of         .PepsiAmericas (a soft drink
  Age: 72                   Hawthorne Investors, Inc. (a       bottling company);
  Chairman since 2002;      management advisory services and  .Ryerson Inc. (a metals
  Trustee since 2000        private investment company)        distribution company).
                            since 1996;
                          . Managing Member of Hawthorne
                            Investments, LLC (a private
                            investment company) since 2001;
                          . Managing Member of Hawthorne
                            Investments II, LLC (a private
                            investment company) since 2004;
                          . Director of Colorado Banking
                            Co., Inc. since 2006.
-------------------------------------------------------------------------------------------

  Edward J. Condon, Jr.   . Chairman and CEO of The Paradigm  .None
  Age: 67                   Group, Ltd. (a financial
  Trustee since 2000        adviser) since 1993;
                          . Principal and Co-Founder of
                            Paradigm Capital, Ltd. since
                            1996;
                          . Senior Partner of NewEllis
                            Ventures since 2001;
                          . Member of the Board of Managers
                            of The Liberty Hampshire
                            Company, LLC (a receivable
                            securitization company) from
                            1996 to 2001;
                          . Director of Financial Pacific
                            Company (a small business
                            leasing company) from 1998 to
                            2004;
                          . Member and Director of the
                            Illinois Venture Capital
                            Association since 2001;
                          . Trustee at Dominican University
                            from 1996 to 2005;
                          . Member of the Board of Directors
                            of the Chicago Children's Museum
                            since 2001;
                          . Member of the Board of Governors
                            of the Metropolitan Club since
                            2003;
                          . Member of the Advisory Board of
                            AAVIN Equity Partners since 2005;
                          . Chairman of the Nominating
                            Committee of Girl Scouts of
                            Chicago from 1993 to 2003;
                          . Member of the National Advisory
                            Board of National Domestic
                            Violence Hotline since 2005;
                          . Member of the Board of Directors
                            at LightBridge Healthcare
                            Research Inc. since 2006.
-------------------------------------------------------------------------------------------

  Sharon Gist Gilliam     . CEO of Chicago Housing Authority  .None
  Age: 64                   since 2006;
  Trustee since 2001      . Executive Vice President of
                            Unison-Maximus, Inc. (an
                            aviation and governmental
                            consulting company) from 1989 to
                            2005;
                          . Principal/Officer/Director, UCG
                            Associates, Inc. (an aviation
                            consulting firm) from 2005 to
                            2006.
-------------------------------------------------------------------------------------------


      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


TRUSTEES AND OFFICERS continued


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Sandra Polk Guthman            . CEO of Polk Bros. Foundation (an  .None
Age: 63                          Illinois
Trustee since 2000               not-for-profit corporation)
                                 since 1993;
                               . Director of MBIA Insurance Corp.
                                 of Illinois (a municipal
                                 bond insurance company) since
                                 1994.
---------------------------------------------------------------------------------------------------

Michael E. Murphy              . President of Sara Lee Foundation  .Coach, Inc.;
Age: 71                          (philanthropic                    .GATX Corporation (a railcar
Trustee since 1998               organization) from 1997 to 2001.   leasing and financial services
                                                                    company).
---------------------------------------------------------------------------------------------------

Richard P. Strubel/(3)/        . Vice Chairman and Director of     .Gildan Activewear, Inc. (an
Age: 68                          Cardean Learning Group (formerly   athletic clothing marketing
Trustee since 2000               UNext, Inc.) (a provider of        and manufacturing
                                 educational services via the       company);
                                 Internet) since 2003;             .Goldman Sachs Mutual Fund
                               . President, Chief Operating         Complex (97 portfolios);
                                 Officer and Director of UNext,    .Goldman Sachs Closed-End
                                 Inc. from 1999 to 2003.            Funds (2 portfolios).
INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        .None
Age: 50                          Sidley Austin, LLP.
Trustee since 1998
---------------------------------------------------------------------------------------------------

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Mr. Cline, Chairman of the Board of Northern Institutional Funds, retired from the Board pursuant to the retirement provisions of Northern Institutional Funds' by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel became Chairman of the Board of Northern Institutional Funds.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

      PRIME OBLIGATIONS PORTFOLIO 20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


                                                              NOVEMBER 30, 2007


OFFICERS OF THE TRUST/(1)/
NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL              PRINCIPAL OCCUPATIONS DURING PAST
FUNDS OFFICER                       FIVE YEARS
-----------------------------------------------------------------------

Lloyd A. Wennlund                   . Executive Vice President since
Age: 50                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989;
                                      Director, Northern Trust Global
                                      Advisors, Inc.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 46                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------

Susan J. Hill                       . Chief Compliance Officer of
Age: 51                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------

Debra A. Mairs                      . Vice President and Director of
Age: 45                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A.; Vice
Chicago, IL 60603                     President, Director of
Anti-Money Laundering                 Compliance and CCO of Northern
Compliance Officer since 2006         Trust Securities, Inc. since
                                      2006; Vice President of Northern
                                      Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------

Brian P. Ovaert                     . Executive Vice President and
Age: 46                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------

Randal Rein                         . Vice President of Fund
Age: 37                               Administration of The Northern
50 South LaSalle Street               Trust Company since 2007; Second
Chicago, IL 60603                     Vice President of Fund
Assistant Treasurer since 2007        Administration of The Northern
                                      Trust Company from 2002 to 2007;
                                      Manager of Fund Administration
                                      of The Northern Trust Company
                                      from 2001 to 2002.
-----------------------------------------------------------------------

Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 56                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP, from 1994 to
Philadelphia, PA 19103-6996           2002.
Secretary since 2006
-----------------------------------------------------------------------

Linda J. Hoard, Esq.                . Senior Counsel and Senior Vice
Age: 60                               President at PFPC Inc. since
99 High Street, 27th Floor            1998.
Boston, MA 02110
Assistant Secretary since 1999
-----------------------------------------------------------------------

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


TAX INFORMATION                                   NOVEMBER 30, 2007 (UNAUDITED)


The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2008. The Trust designates 100% of its Qualified Interest Income (QII) for the fiscal year ended November 30, 2007.

      PRIME OBLIGATIONS PORTFOLIO 22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO




                      THIS PAGE INTENTIONALLY LEFT BLANK

       NORTHERN INSTITUTIONAL FUNDS ANNAL REPORT 23  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds' Proxy Voting Policies and Procedures and the Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

      PRIME OBLIGATIONS PORTFOLIO 24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


TABLE OF CONTENTS



 2  PORTFOLIO MANAGEMENT COMMENTARY

 8  STATEMENTS OF ASSETS AND LIABILITIES

10  STATEMENTS OF OPERATIONS

12  STATEMENTS OF CHANGES IN NET ASSETS

14  FINANCIAL HIGHLIGHTS

23  SCHEDULES OF INVESTMENTS

23   BOND PORTFOLIO

28   CORE BOND PORTFOLIO

33   U.S. TREASURY INDEX PORTFOLIO

35   INTERMEDIATE BOND PORTFOLIO

40   SHORT BOND PORTFOLIO

44   U.S. GOVERNMENT SECURITIES PORTFOLIO

46  NOTES TO THE FINANCIAL STATEMENTS

55  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

56  FUND EXPENSES

58  TRUSTEES AND OFFICERS

64  FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolios.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

                               NOT FDIC INSURED

--------------------------------------------------------------------------------
                      May lose value / No bank guarantee

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the first half of the fiscal year ended November 30, 2007, an exaggerated view of the negative impact related to subprime mortgages and the housing market took hold. The resulting contagion among the financial markets was the major driver of performance in the second half of the fiscal year.

The impact on highly rated structured products led to commercial paper and other short-term markets seizing up as investors attempted to revalue these securities in a suddenly illiquid market. The follow-up effect was to further clog bank balance sheets that were already heavy with LBO bridge loans. Fixed-income sectors with direct exposure to housing were adversely affected, while the broader market was negatively affected by concerns over the general impact on the global economy. We believe that Federal Reserve attempts to increase liquidity have so far proved ineffective as a remedy.

For the 12 months ended November 30, 2007, the Portfolio provided a total return of 4.47%, as compared to 6.05% for the Lehman U.S. Aggregate Index. The Portfolio had no direct subprime exposure, but was positioned in high-quality securities that were lumped together indiscriminately by investors. The Portfolio was defensively positioned against the LBO concerns by being overweight highly rated finance and CMBS sectors. These sectors severely underperformed in the second half of the period and have not recovered.

The flight to quality in the Treasury market also hurt performance as the Portfolio was underweight the front end of the yield curve. Performance improved during the past three months after we decreased exposure to spread product.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                             LEHMAN U.S.
               CLASS A   CLASS C   CLASS D    AGGREGATE
TOTAL RETURN    SHARES    SHARES    SHARES      INDEX
--------------------------------------------------------
ONE YEAR         4.47%     4.22%     4.07%       6.05%
FIVE YEAR        4.94      4.68      4.54        4.79
TEN YEAR         5.58      5.33      5.16        6.05
--------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Bond
                                  Lehman Brothers
                                   US Aggregate
                     Fund             Index
---------------------------------------------------
 1/11/1993       $ 5,000,000        $ 5,000,000
                 $ 5,529,500        $ 5,458,000
                 $ 5,306,000        $ 5,291,000
                 $ 6,450,000        $ 6,224,500
                 $ 6,808,500        $ 6,602,000
                 $ 7,367,000        $ 7,100,500
                 $ 8,124,500        $ 7,772,000
                 $ 8,014,000        $ 7,768,500
                 $ 8,700,500        $ 8,473,000
                 $ 9,490,500        $ 9,418,500
                 $ 9,646,000        $10,107,500
                 $10,607,000        $10,632,000
                 $11,139,000        $11,105,000
                 $11,388,000        $11,371,500
                 $12,141,000        $12,046,500
11/30/2007       $12,684,000        $12,775,000
---------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed-income securities with remaining maturities of one year and longer.

PORTFOLIO MANAGER

COLIN A. ROBERTSON
With Northern Trust since 1999

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             BBPAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES           7/3/95
CLASS D SHARES          9/14/94

TOTAL NET ASSETS   $280,872,426

NET ASSET VALUE
CLASS A SHARES           $19.66
CLASS C SHARES            19.65
CLASS D SHARES            19.64

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FIXED INCOME PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The first half of the fiscal year will be remembered for excess liquidity as demand for higher beta assets was robust. This came to an abrupt halt in the summer of 2007 as write-downs of mortgage subprime securities and hung bridge loans on bank balance sheets led to the insolvency of multiple investment vehicles and dramatically increased volatility. The market proceeded to speculate on who else might be holding over-leveraged assets, leading to a freeze-up in liquidity across the entire fixed-income universe.

The Federal Reserve, led by its new chairman, attempted to address the lack of liquidity via more unconventional methods compared with his predecessor. The global macroeconomic backdrop was perceived as being strong, making the Fed reluctant to resort to its traditional monetary stimulus playbook. In the end, after multiple unconventional attempts to address the liquidity crisis and a deteriorating economic backdrop, the Fed reduced the federal funds rate by a total of 75 basis points in September and October.

For the 12 months ended November 30, 2007, the Portfolio provided a total return of 3.76%, as compared to 6.05% for the Lehman U.S. Aggregate Index. The Portfolio underperformed as the severity of the liquidity crisis was much worse than we expected. The Portfolio had no direct subprime exposure but was overweight the financial and CMBS sectors as a defense against LBO concerns in the credit sector. This positioning proved unfavorable as both sectors experienced unprecedented spread widening and dramatically underperformed.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                                LEHMAN U.S.
                  CLASS A   CLASS C   CLASS D    AGGREGATE
TOTAL RETURN       SHARES    SHARES    SHARES     INDEX
-----------------------------------------------------------
ONE YEAR            3.76%     3.48%     3.35%     6.05%
FIVE YEAR           4.24      3.95      3.91      4.79
SINCE INCEPTION     4.70      4.47      4.45      5.59*
-----------------------------------------------------------

*    Since inception of the Portfolio.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Core Bond

                                   Lehman Brothers
                                    US Aggregate
                     Fund              Index
---------------------------------------------------
3/29/2001         $5,000,000         $5,000,000
                  $5,227,000         $5,296,000
                  $5,520,500         $5,684,000
                  $5,799,000         $5,979,000
                  $6,047,000         $6,244,500
                  $6,177,000         $6,394,500
                  $6,549,000         $6,774,500
11/30/2007        $6,795,000         $7,184,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment-grade fixed-income securities with remaining maturities of one year and longer.

PORTFOLIO MANAGER

COLIN A. ROBERTSON
With Northern Trust since 1999

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             NOCBX

INCEPTION DATE
CLASS A SHARES          3/29/01
CLASS C SHARES          3/29/01
CLASS D SHARES          3/29/01

TOTAL NET ASSETS   $207,593,537

NET ASSET VALUE
CLASS A SHARES            $9.79
CLASS C SHARES             9.76
CLASS D SHARES             9.84

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the 12 months ended November 30, 2007, the U.S. Treasury market surged due to a prolonged slowdown in the U.S. housing market, tightening credit conditions, a continued rise in energy markets and a general flight to quality. Due to a rapid tightening of available credit and imbalances in the cash markets, the Federal Reserve began a series of interventions in September 2007. The Fed lowered the federal funds rate to 4.50% as strains in the financial system coupled with slower consumer spending increased risks to the health of the economy. Although GDP growth was moderate, the unemployment rate remained low and inflation was contained, risks to the growth outlook increased rapidly as credit conditions deteriorated.

During the period, U.S. Treasuries benefited from an accommodative Fed and a nervous bond market as short-term, risk-free assets were in demand. Along the yield curve, the two-year yield decreased by 158 basis points, the five-year by 103 basis points and the 10-year by 50 basis points, while the 30-year yield decreased by only 17 basis points. Absolute yield levels at quarter-end were 3.04%, 3.41%, 3.97% and 4.40% in the two-, five-, 10- and 30-year maturity ranges, respectively.

The Portfolio's 7.83% return for the fiscal year ended November 30, 2007, modestly underperformed the Lehman U.S. Treasury Index return of 8.03%. Portfolio expenses and transaction costs contributed to the difference in returns. We expect to continue to invest in securities to provide returns that closely approximate those of the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                             LEHMAN U.S.
               CLASS A   CLASS C   CLASS D    TREASURY
TOTAL RETURN    SHARES    SHARES    SHARES     INDEX
--------------------------------------------------------
ONE YEAR         7.83%     7.61%     7.45%     8.03%
FIVE YEAR        4.44      4.20      3.99      4.62
TEN YEAR         5.78      5.55      5.36      6.01
--------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

US Treasury Index

                                  Lehman Brothers
                                   US Treasury
                      Fund            Index
----------------------------------------------------
    1/11/1993     $ 5,000,000      $ 5,000,000
                  $ 5,497,500      $ 5,513,000
                  $ 5,286,500      $ 5,315,500
                  $ 6,184,000      $ 6,240,000
                  $ 6,501,000      $ 6,567,500
                  $ 6,983,500      $ 7,048,000
                  $ 7,744,500      $ 7,819,500
                  $ 7,582,000      $ 7,687,000
                  $ 8,364,000      $ 8,506,000
                  $ 9,163,000      $ 9,344,500
                  $ 9,861,000      $10,085,000
                  $10,234,500      $10,486,500
                  $10,569,500      $10,847,000
                  $10,844,500      $11,145,000
                  $11,362,500      $11,703,500
    11/30/2007    $12,252,000      $12,643,500

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE
With Northern Trust since 1996

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             BTIAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES          10/6/98
CLASS D SHARES         11/16/94

TOTAL NET ASSETS   $132,312,711

NET ASSET VALUE
CLASS A SHARES           $21.79
CLASS C SHARES            21.80
CLASS D SHARES            21.72

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.

FIXED INCOME PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Strong global growth was the mantra during the first half of the fiscal year ended November 30, 2007. Most conceded that the U.S. housing market was poised to slow, but with low unemployment and strong demographic trends many were caught off guard by the severity of the housing downturn. During the summer months of 2007 multiple news stories documented the insolvency of various investment funds with subprime exposure, leading the market to speculate on who else was holding unwanted assets. This led to a dramatic freezing of liquidity, hurting the performance of all spread products.

To no avail, the Federal Reserve tried multiple unconventional methods to unfreeze the markets, avoiding the traditional monetary stimulus approach preferred by the previous Fed chairman. In the end, the Fed reduced the federal funds rate by a total of 75 basis points in September and October to head off the liquidity crisis and a slowing economy.

For the 12 months ended November 30, 2007, the Portfolio provided a total return of 4.30%, as compared to 6.68% for the Lehman Intermediate U.S. Government/Credit Index. We had viewed our financials overweight as defensive positioning against LBO concerns caused by the easy financing environment earlier in the economic cycle. However, the financial sector experienced unprecedented spread widening during the summer of 2007. The Portfolio also held an out-of-benchmark exposure to the AAA-rated component of the CMBS market, which we considered a high-quality asset, which underperformed for the year. The Portfolio was also underweight the front end of the Treasury curve, an outperforming sector during the liquidity squeeze.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                   LEHMAN INTERMEDIATE
               CLASS A   CLASS D     U.S. GOVERNMENT/
TOTAL RETURN   SHARES    SHARES       CREDIT INDEX
------------------------------------------------------
ONE YEAR        4.30%     3.79%           6.68%
FIVE YEAR       3.97      3.55            4.46
TEN YEAR        5.04      4.66            5.82
------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Intermediate Bond

                               Lehman Brothers Interm.
                                  US Gov/Credit
               Fund                   Index
------------------------------------------------------
8/1/1997    $5,000,000              $5,000,000
            $5,059,000              $5,099,500
            $5,440,000              $5,552,000
            $5,453,500              $5,614,000
            $5,835,500              $6,050,500
            $6,435,000              $6,751,500
            $6,808,000              $7,215,500
            $7,176,000              $7,624,500
            $7,417,000              $7,870,000
            $7,540,000              $7,998,500
            $7,931,500              $8,411,500
11/30/2007  $8,272,500              $8,973,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Intermediate U.S. Government/ Credit Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

PORTFOLIO MANAGER

COLIN A. ROBERTSON
With Northern Trust since 1999

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            NIBAX

INCEPTION DATE
CLASS A SHARES          8/1/97
CLASS D SHARES         10/2/98

TOTAL NET ASSETS   $32,150,441

NET ASSET VALUE
CLASS A SHARES          $19.89
CLASS D SHARES           19.88

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SHORT BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The 12 months ended November 30, 2007, proved to be a challenging time for the financial markets. While the backdrop was positive for the first half of the period, during which time low unemployment and resilient consumer spending offset weakness in the U.S. housing market, the environment abruptly became more challenging in the summer once the severity of the U.S. housing downturn became evident.

As news quickly surfaced about valuation problems in the subprime mortgage securitization market, speculation became rampant regarding the extent of various market participants' exposure to these problems. A repricing of riskier fixed-income securities ensued, causing yield spreads to soar. With inflation measures continuing to come in at the high end of their stated target range, the Federal Reserve tried a number of unconventional methods to unfreeze the market. In the end, the Fed employed a traditional approach of providing monetary stimulus by reducing the federal funds rate, first by a half-point in mid-September and then by another quarter-point at the end of October.

For the 12 months ended November 30, 2007, the Portfolio returned 5.03%. In comparison, the Portfolio's benchmark -- the Lehman 1-3 Year U.S.
Government/Credit Index -- returned 6.58%.

The bulk of the Portfolio's underperformance occurred in July, August and November. Holding significant exposure to poor-performing sectors not represented in the benchmark, specifically the AAA-rated asset-backed and AAA commercial mortgage-backed sectors, negatively impacted returns. In addition, a mild overweight in financial issues, which lagged, and a large underweight to U.S. Treasuries, which outperformed, further contributed to underperformance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                      LEHMAN 1-3
               CLASS A   CLASS D   U.S. GOVERNMENT/
TOTAL RETURN   SHARES    SHARES     CREDIT INDEX
---------------------------------------------------
ONE YEAR        5.03%     4.60%         6.58%
FIVE YEAR       3.46      3.05          3.54
TEN YEAR        4.64      4.23          5.03
---------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Short Bond

                              Lehman Brothers 1-3 Yr
                                  US Gov/Credit
                 Fund                 Index
-------------------------------------------------------
1/11/1993    $ 5,000,000           $ 5,000,000
             $ 5,295,000           $ 5,256,000
             $ 5,339,000           $ 5,296,500
             $ 5,957,500           $ 5,844,500
             $ 6,296,000           $ 6,190,500
             $ 6,670,000           $ 6,562,000
             $ 7,170,500           $ 7,037,500
             $ 7,331,500           $ 7,281,000
             $ 7,846,000           $ 7,784,000
             $ 8,520,000           $ 8,565,500
             $ 8,858,000           $ 9,009,500
             $ 9,214,000           $ 9,304,000
             $ 9,409,000           $ 9,461,500
             $ 9,517,500           $ 9,617,500
             $ 9,998,000           $10,056,000
11/30/2007   $10,501,000           $10,717,500

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

PORTFOLIO MANAGER

COLIN A. ROBERTSON
With Northern Trust since 1999

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             BSBAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS D SHARES          9/14/94

TOTAL NET ASSETS   $130,803,916

NET ASSET VALUE
CLASS A SHARES           $18.35
CLASS D SHARES            18.30

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to December 31, 2006, the name of the Portfolio was the Short-Intermediate Bond Portfolio. As of December 31, 2006, the average-weighted dollar maturity of the Portfolio's investments is one to three years.

FIXED INCOME PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

U.S. Treasury securities performed very well during the fiscal year ended November 30, 2007, but agency and mortgage-backed securities both underperformed due to falling U.S. housing prices and rising defaults in subprime mortgages. Numerous write-downs at major financial firms, uncertainty over the likely actions of ratings companies and a general concern about banks' potential hidden balance sheet items all contributed to the freezing up of the cash markets. Although the Federal Reserve continued to stress that growth was on track in the medium term, the risks to future growth increased as liquidity dried up during August and September. The fear that a prolonged drag from housing would spill over into the consumer sector eventually prompted the Fed to attempt to restore confidence by cutting federal funds rates by a half-point on September 18 and by another quarter-point on October 31. Treasuries were the main beneficiaries of these events, as a flight to quality by frightened investors caused yields to fall sharply.

During the 12 months ended November 30, 2007, the Portfolio returned 5.25%, underperforming the 7.34% return of its benchmark, the Lehman 1-5 Year U.S. Government Index.

U.S. Treasuries outperformed all sectors of the Lehman Aggregate Bond Index during the past 12 months. As a result, the Portfolio's overweight position in agency and mortgage-backed securities detracted from performance. In addition, its duration and yield curve positioning weighed on performance in the latter half of the fiscal year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                      LEHMAN 1-5
               CLASS A   CLASS D   U.S. GOVERNMENT/
TOTAL RETURN   SHARES    SHARES        INDEX
---------------------------------------------------
ONE YEAR        5.25%     4.90%         7.34%
FIVE YEAR       3.25      2.86          3.59
TEN YEAR        4.88      4.48          5.21
---------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

U.S. Government Securities

                              Lehman Brothers
                                 1-5 Yr US
                   Fund          Gov Index
---------------------------------------------
    4/5/1993   $ 5,000,000     $ 5,000,000
               $ 5,151,000     $ 5,161,000
               $ 5,121,000     $ 5,130,000
               $ 5,692,500     $ 5,744,000
               $ 5,987,500     $ 6,074,500
               $ 6,340,500     $ 6,442,500
               $ 6,807,500     $ 6,963,500
               $ 6,975,500     $ 7,131,000
               $ 7,466,000     $ 7,662,000
               $ 8,214,500     $ 8,460,000
               $ 8,702,000     $ 8,974,000
               $ 8,956,000     $ 9,226,500
               $ 9,110,000     $ 9,403,000
               $ 9,211,500     $ 9,533,000
               $ 9,700,000     $ 9,971,000
  11/30/2007   $10,209,000     $10,703,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

PORTFOLIO MANAGER

DANIEL J. PERSONETTE
With Northern Trust since 1996

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            BUSAX

INCEPTION DATE
CLASS A SHARES          4/5/93
CLASS D SHARES         9/15/94

TOTAL NET ASSETS   $67,318,770

NET ASSET VALUE
CLASS A SHARES          $19.57
CLASS D SHARES           19.53

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                      CORE
                                                                           BOND       BOND
Amounts in thousands, except per share data                             PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                     $396,302    $288,894
Investments, at value /(1)/                                              $397,635    $290,130
Cash                                                                           --          --
Interest income receivable                                                  1,898       1,271
Receivable for securities sold                                             52,495      59,950
Receivable for fund shares sold                                               924          --
Receivable from affiliated administrator                                        2           6
Prepaid and other assets                                                        2           1
Total Assets                                                              452,956     351,358
---------------------------------------------------------------------    --------    --------
LIABILITIES:
Cash overdraft                                                             19,745      18,099
Payable upon return of securities loaned                                   74,257      69,206
Payable for securities purchased                                            7,047       2,460
Payable for when-issued securities                                         70,322      53,925
Payable for fund shares redeemed                                              605          --
Payable to affiliates:
   Investment advisory fees                                                    57          42
   Co-administration fees                                                      23          17
   Custody and accounting fees                                                  5           4
   Transfer agent fees                                                          2           2
   Trustee fees                                                                 3           1
Accrued other liabilities                                                      18           8
Total Liabilities                                                         172,084     143,764
---------------------------------------------------------------------    --------    --------
Net Assets                                                               $280,872    $207,594
---------------------------------------------------------------------    --------    --------
ANALYSIS OF NET ASSETS:
Capital stock                                                            $302,029    $211,590
Undistributed net investment income                                           745         172
Accumulated undistributed net realized losses                             (23,235)     (5,404)
Net unrealized appreciation                                                 1,333       1,236
Net Assets                                                               $280,872    $207,594
---------------------------------------------------------------------    --------    --------
Net Assets:
   Class A                                                               $280,428    $207,592
   Class C                                                                    338           1
   Class D                                                                    106           1
Total Shares Outstanding (no par value, unlimited shares authorized):
   Class A                                                                 14,267      21,207
   Class C                                                                     17          --
   Class D                                                                      6          --
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                               $  19.66    $   9.79
   Class C                                                                  19.65        9.76
   Class D                                                                  19.64        9.84
---------------------------------------------------------------------    --------    --------

(1) Amounts include value of securities loaned of $72,835, $67,802, $55,460, $9,708, $17,469, and $20,510, respectively.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                            U.S.                                  U.S.
                                                                          TREASURY  INTERMEDIATE     SHORT     GOVERNMENT
                                                                           INDEX        BOND          BOND     SECURITIES
Amounts in thousands, except per share data                              PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                      $171,236     $42,722     $151,045     $ 92,037
Investments, at value /(1)/                                               $174,488     $42,749     $151,703     $ 92,561
Cash                                                                             1          --           --           --
Interest income receivable                                                   1,159         253        1,032          346
Receivable for securities sold                                               3,751       2,535        1,470       34,204
Receivable for fund shares sold                                                  8          --            1           --
Receivable from affiliated administrator                                        --           3            1           --
Prepaid and other assets                                                         2           2            2            2
Total Assets                                                               179,409      45,542      154,209      127,113
----------------------------------------------------------------------    --------     -------     --------     --------
LIABILITIES:
Cash overdraft                                                                  --       2,422        1,458        8,039
Payable upon return of securities loaned                                    46,975       9,563       17,810       20,957
Payable for securities purchased                                                --         867        4,075        9,044
Payable for when-issued securities                                              --         488           --       16,238
Payable for fund shares redeemed                                                88          29            8        5,481
Payable to affiliates:
   Investment advisory fees                                                     12           7           27           15
   Co-administration fees                                                        8           3           11            6
   Custody and accounting fees                                                   2           3            3            2
   Transfer agent fees                                                           1          --            1            1
   Trustee fees                                                                  1           1            2            1
Accrued other liabilities                                                        9           9           10           10
Total Liabilities                                                           47,096      13,392       23,405       59,794
----------------------------------------------------------------------    --------     -------     --------     --------
Net Assets                                                                $132,313     $32,150     $130,804     $ 67,319
----------------------------------------------------------------------    --------     -------     --------     --------
ANALYSIS OF NET ASSETS:
Capital stock                                                             $129,848     $34,376     $146,540     $ 69,581
Undistributed net investment income                                             89          28           98           55
Accumulated undistributed net realized losses                                 (876)     (2,281)     (16,492)      (2,841)
Net unrealized appreciation                                                  3,252          27          658          524
Net Assets                                                                $132,313     $32,150     $130,804     $ 67,319
----------------------------------------------------------------------    --------     -------     --------     --------
Net Assets:
   Class A                                                                $129,448     $32,103     $130,477     $ 67,176
   Class C                                                                   1,679          --           --           --
   Class D                                                                   1,186          47          327          143
Total Shares Outstanding (no par value, unlimited shares authorized):
   Class A                                                                   5,942       1,614        7,112        3,432
   Class C                                                                      77          --           --           --
   Class D                                                                      54           2           18            7
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                                $  21.79     $ 19.89     $  18.35     $  19.57
   Class C                                                                   21.80          --           --           --
   Class D                                                                   21.72       19.88        18.30        19.53
----------------------------------------------------------------------    --------     -------     --------     --------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                                       CORE
                                                                           BOND        BOND
Amounts in thousands                                                     PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                           $13,994     $10,711
Net income from securities loaned                                             206         139
   Total Investment Income                                                 14,200      10,850
----------------------------------------------------------------------    -------     -------
EXPENSES:
Investment advisory fees                                                    1,018         799
Co-administration fees                                                        254         200
Custody and accounting fees                                                    53          48
Transfer agent fees                                                            26          20
Registration fees                                                              27          34
Printing fees                                                                   2           4
Professional fees                                                               9           9
Trustee fees and expenses                                                       6           6
Shareholder servicing fees                                                      1          --
Other                                                                          13          11
----------------------------------------------------------------------    -------     -------
Total Expenses                                                              1,409       1,131
   Less voluntary waivers of investment advisory fees                        (382)       (299)
   Less expenses reimbursed by administrator                                  (99)        (98)
   Less custodian credits                                                     (11)        (15)
   Net Expenses                                                               917         719
----------------------------------------------------------------------    -------     -------
Net Investment Income                                                      13,283      10,131
----------------------------------------------------------------------    -------     -------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                             (1,643)     (2,110)
   Foreign currency transactions                                              399          --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                               (582)       (412)
   Foreign currency transactions and forward foreign currency exchange
      contracts                                                               (10)         --
Net Gains (Losses) on Investments and Foreign Currency                     (1,836)     (2,522)
----------------------------------------------------------------------    -------     -------
Net Increase in Net Assets Resulting from Operations                      $11,447     $ 7,609
----------------------------------------------------------------------    -------     -------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007

                                                                                      U.S.                                U.S.
                                                                                   TREASURY  INTERMEDIATE    SHORT     GOVERNMENT
                                                                                    INDEX         BOND       BOND      SECURITIES
Amounts in thousands                                                              PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                                    $ 2,521     $ 1,703      $ 8,511      $ 3,332
Net income from securities loaned                                                       45          19           35           35
   Total Investment Income                                                           2,566       1,722        8,546        3,367
--------------------------------------------------------------------------------   -------     -------      -------      -------
EXPENSES:
Investment advisory fees                                                               166         126          667          271
Co-administration fees                                                                  56          31          167           68
Custody and accounting fees                                                             22          30           32           26
Transfer agent fees                                                                      8           3           17            7
Registration fees                                                                       24          25           27           24
Printing fees                                                                            4           4            4            4
Professional fees                                                                        9           9            9            9
Trustee fees and expenses                                                                6           6            6            6
Shareholder servicing fees                                                               5          --            1           --
Other                                                                                   11          11           11           11
--------------------------------------------------------------------------------   -------     -------      -------      -------
Total Expenses                                                                         311         245          941          426
   Less voluntary waivers of investment advisory fees                                  (83)        (47)        (250)        (102)
   Less expenses reimbursed by administrator                                           (77)        (85)         (86)         (68)
   Less custodian credits                                                               --          --           (3)         (12)
   Net Expenses                                                                        151         113          602          244
--------------------------------------------------------------------------------   -------     -------      -------      -------
Net Investment Income                                                                2,415       1,609        7,944        3,123
--------------------------------------------------------------------------------   -------     -------      -------      -------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                                         (43)       (215)        (658)         186
   Foreign currency transactions                                                        --          --           --           --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                       2,975         (57)         575          232
   Foreign currency transactions and forward foreign currency exchange contracts        --          --           --           --
   Net Gains (Losses) on Investments and Foreign Currency                            2,932        (272)         (83)         418
--------------------------------------------------------------------------------   -------     -------      -------      -------
Net Increase in Net Assets Resulting from Operations                               $ 5,347     $ 1,337      $ 7,861      $ 3,541
--------------------------------------------------------------------------------   -------     -------      -------      -------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                      CORE
                                                                                              BOND                    BOND
                                                                                           PORTFOLIO               PORTFOLIO
                                                                                     ----------------------------------------------
Amounts in thousands                                                                    2007        2006        2007        2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                $  13,283   $  13,868   $  10,131   $   8,139
Net realized gain (losses)                                                              (1,244)     (2,726)     (2,110)     (1,679)
Net change in unrealized appreciation (depreciation)                                      (592)      6,149        (412)      3,870
   Net Increase in Net Assets Resulting from Operations                                 11,447      17,291       7,609      10,330
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions         27,043     (50,962)     13,513      38,476
Net increase (decrease) in net assets resulting from Class C share transactions            140          93          --          --
Net increase (decrease) in net assets resulting from Class D share transactions            (29)       (122)         --          --
   Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions      27,154     (50,991)     13,513      38,476
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                                             (13,317)    (14,133)    (10,199)     (8,209)
   Total Distributions to Class A Shareholders                                         (13,317)    (14,133)    (10,199)     (8,209)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                                                 (14)         (6)         --          --
   Total Distributions to Class C Shareholders                                             (14)         (6)         --          --
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                                                  (6)         (8)         --          --
   Total Distributions to Class D Shareholders                                              (6)         (8)         --          --
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Total Increase (Decrease) in Net Assets                                                 25,264     (47,847)     10,923      40,597
NET ASSETS:
Beginning of year                                                                      255,608     303,455     196,671     156,074
End of year                                                                          $ 280,872   $ 255,608   $ 207,594   $ 196,671
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Accumulated Undistributed Net Investment Income                                      $     745   $     339   $     172   $     203
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------

(1)  Formerly known as the Short-Intermediate Bond Portfolio.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                              U.S.
                                                                                            TREASURY              INTERMEDIATE
                                                                                             INDEX                   BOND
                                                                                           PORTFOLIO               PORTFOLIO
                                                                                     ----------------------------------------------
Amounts in thousands                                                                    2007        2006        2007        2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                $   2,415   $   2,118   $   1,609   $   1,594
Net realized gain (losses)                                                                 (43)       (621)       (215)       (524)
Net change in unrealized appreciation (depreciation)                                     2,975         796         (57)        479
   Net Increase in Net Assets Resulting from Operations                                  5,347       2,293       1,337       1,549
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions         79,083      (2,067)      1,258      (5,624)
Net increase (decrease) in net assets resulting from Class C share transactions            434        (267)          -           -
Net increase (decrease) in net assets resulting from Class D share transactions            237      (1,170)        (33)        (20)
   Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions      79,754      (3,504)      1,225      (5,644)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                                              (2,279)     (2,017)     (1,612)     (1,596)
   Total Distributions to Class A Shareholders                                          (2,279)     (2,017)     (1,612)     (1,596)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                                                 (53)        (52)         --          --
   Total Distributions to Class C Shareholders                                             (53)        (52)         --          --
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                                                 (38)        (55)         (3)         (4)
   Total Distributions to Class D Shareholders                                             (38)        (55)         (3)         (4)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Total Increase (Decrease) in Net Assets                                                 82,731      (3,335)        947      (5,695)
NET ASSETS:
Beginning of year                                                                       49,582      52,917      31,203      36,898
End of year                                                                          $ 132,313   $  49,582   $  32,150   $  31,203
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Accumulated Undistributed Net Investment Income                                      $      89   $      44   $      28   $      34
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------

                                                                                                                      U.S.
                                                                                             SHORT                 GOVERNMENT
                                                                                              BOND                 SECURITIES
                                                                                          PORTFOLIO /1/             PORTFOLIO
                                                                                     ----------------------------------------------
Amounts in thousands                                                                    2007        2006       2007         2006
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                $   7,944   $   7,183   $   3,123   $   3,120
Net realized gain (losses)                                                                (658)       (755)        186        (850)
Net change in unrealized appreciation (depreciation)                                       575       1,899         232       1,409
   Net Increase in Net Assets Resulting from Operations                                  7,861       8,327       3,541       3,679
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from Class A share transactions        (44,201)     22,175      (2,977)     (7,403)
Net increase (decrease) in net assets resulting from Class C share transactions             --          --          --          --
Net increase (decrease) in net assets resulting from Class D share transactions             34          44         (90)       (206)
   Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions     (44,167)     22,219      (3,067)     (7,609)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                                              (8,020)     (7,138)     (3,137)     (3,130)
   Total Distributions to Class A Shareholders                                          (8,020)     (7,138)     (3,137)     (3,130)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                                                  --          --          --          --
   Total Distributions to Class C Shareholders                                              --          --          --          --
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                                                 (13)        (11)         (8)        (10)
   Total Distributions to Class D Shareholders                                             (13)        (11)         (8)        (10)
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Total Increase (Decrease) in Net Assets                                                (44,339)     23,397      (2,671)     (7,070)
NET ASSETS:
Beginning of year                                                                      175,143     151,746      69,990      77,060
End of year                                                                          $ 130,804   $ 175,143   $  67,319   $  69,990
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------
Accumulated Undistributed Net Investment Income                                      $      98   $     180   $      55   $      70
----------------------------------------------------------------------------------   ---------   ---------   ---------   ---------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO                                                                           CLASS A
                                                           ------------------------------------------------------------------
Selected per share data                                    2007 /(3)/   2006 /(3)/       2005 /(3)/   2004 /(3)/   2003 /(3)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $  19.82     $  19.57         $  20.14     $  20.14     $  19.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           1.02         0.97             0.97         0.92         0.84
Net realized and unrealized gains (losses)                     (0.15)        0.28            (0.52)        0.07         0.42
   Total from Investment Operations                             0.87         1.25             0.45         0.99         1.26
--------------------------------------------------------    --------     --------         --------     --------     --------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                            (1.03)       (1.00)           (1.02)       (0.99)       (0.93)
      Total Distributions Paid                                 (1.03)       (1.00)           (1.02)       (0.99)       (0.93)
--------------------------------------------------------    --------     --------         --------     --------     --------
Net Asset Value, End of Year                                $  19.66     $  19.82         $  19.57     $  20.14     $  20.14
--------------------------------------------------------    --------     --------         --------     --------     --------
Total Return /(2)/                                              4.47%        6.61%            2.24%        5.02%        6.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $280,428     $255,271         $303,091     $369,729     $593,559
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.36%        0.36% /(4)/      0.36%        0.36%        0.36%
   Expenses, before waivers, reimbursements and credits         0.55%        0.55%            0.55%        0.55%        0.54%
   Net investment income, net of waivers, reimbursements
      and credits                                               5.22%        4.99%            4.84%        4.55%        4.14%
   Net investment income, before waivers, reimbursements
      and credits                                               5.03%        4.80%            4.65%        4.36%        3.96%
Portfolio Turnover Rate                                       604.49%      680.00%          328.83%      163.71%      325.90%
--------------------------------------------------------    --------     --------         --------     --------     --------

                                                                                        CLASS C
                                                           -----------------------------------------------------------------
Selected per share data                                    2007 /(3)/   2006 /(3)/      2005 /(3)/   2004 /(3)/   2003 /(3)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $ 19.81      $ 19.56          $ 20.14      $ 20.14      $ 19.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.98         0.91             0.93         0.84         0.82
Net realized and unrealized gains (losses)                    (0.17)        0.30            (0.56)        0.10         0.39
   Total from Investment Operations                            0.81         1.21             0.37         0.94         1.21
--------------------------------------------------------    -------      -------          -------      -------      -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                           (0.97)       (0.96)           (0.95)       (0.94)       (0.88)
      Total Distributions Paid                                (0.97)       (0.96)           (0.95)       (0.94)       (0.88)
--------------------------------------------------------    -------      -------          -------      -------      -------
Net Asset Value, End of Year                                $ 19.65      $ 19.81          $ 19.56      $ 20.14      $ 20.14
--------------------------------------------------------    -------      -------          -------      -------      -------
Total Return /(2)/                                             4.22%        6.37%            1.85%        4.76%        6.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $   338      $   201          $   106      $ 3,772      $ 3,624
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.60%        0.60% /(4)/      0.60%        0.60%        0.60%
   Expenses, before waivers, reimbursements and credits        0.79%        0.79%            0.79%        0.79%        0.78%
   Net investment income, net of waivers, reimbursements
      and credits                                              4.98%        4.75%            4.60%        4.31%        3.90%
   Net investment income, before waivers, reimbursements
      and credits                                              4.79%        4.56%            4.41%        4.12%        3.72%
Portfolio Turnover Rate                                      604.49%      680.00%          328.83%      163.71%      325.90%
--------------------------------------------------------    -------      -------          -------      -------      -------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) Net investment income for the years ended was calculated using the average shares outstanding method.

(4) The net expense ratio includes custodian credits of approximately $16,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO                                                                          CLASS D
                                                           -----------------------------------------------------------------
Selected per share data                                    2007 /(3)/   2006 /(3)/      2005 /(3)/   2004 /(3)/   2003 /(3)/
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $ 19.79      $ 19.53          $ 20.10      $ 20.10      $ 19.78
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.95         0.90             0.89         0.81         0.74
Net realized and unrealized gains (losses)                    (0.17)        0.28            (0.52)        0.10         0.43
   Total from Investment Operations                            0.78         1.18             0.37         0.91         1.17
--------------------------------------------------------    -------      -------          -------      -------      -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                           (0.93)       (0.92)           (0.94)       (0.91)       (0.85)
      Total Distributions Paid                                (0.93)       (0.92)           (0.94)       (0.91)       (0.85)
--------------------------------------------------------    -------      -------          -------      -------      -------
Net Asset Value, End of Year                                $ 19.64      $ 19.79          $ 19.53      $ 20.10      $ 20.10
--------------------------------------------------------    -------      -------          -------      -------      -------
Total Return /(2)/                                             4.07%        6.24%            1.84%        4.61%        6.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $   106      $   136          $   258      $   365      $   329
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.75%        0.75% /(4)/      0.75%        0.75%        0.75%
   Expenses, before waivers, reimbursements and credits        0.94%        0.94%            0.94%        0.94%        0.93%
   Net investment income, net of waivers, reimbursements
      and credits                                              4.83%        4.60%            4.45%        4.16%        3.75%
   Net investment income, before waivers, reimbursements
      and credits                                              4.64%        4.41%            4.26%        3.97%        3.57%
Portfolio Turnover Rate                                      604.49%      680.00%          328.83%      163.71%      325.90%
--------------------------------------------------------    -------      -------          -------      -------      -------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(3) Net investment income for the years ended was calculated using the average shares outstanding method.

(4) The net expense ratio includes custodian credits of approximately $16,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

CORE BOND PORTFOLIO                                                                   CLASS A
                                                           -------------------------------------------------------------
Selected per share data                                      2007            2006     2005 /(3)/   2004 /(3)/     2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $   9.93        $   9.83    $  10.05     $  10.04    $   9.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                          0.49            0.47        0.41         0.40        0.33
Net realized and unrealized gains (losses)                    (0.13)           0.10       (0.20)        0.02        0.17
   Total from Investment Operations                            0.36            0.57        0.21         0.42        0.50
--------------------------------------------------------   --------        --------    --------     --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.50)          (0.47)      (0.42)       (0.41)      (0.38)
   From net realized gains                                       --              --       (0.01)          --          --
      Total Distributions Paid                                (0.50)          (0.47)      (0.43)       (0.41)      (0.38)
--------------------------------------------------------   --------        --------    --------     --------    --------
Net Asset Value, End of Year                               $   9.79        $   9.93    $   9.83     $  10.05    $  10.04
--------------------------------------------------------   --------        --------    --------     --------    --------
Total Return /(1)/                                             3.76%           6.02%       2.15%        4.28%       5.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $207,592        $196,669    $156,072     $123,408    $110,907
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits        0.36% /(2)/     0.36%       0.36%        0.36%       0.36%
   Expenses, before waivers, reimbursements and credits        0.57%           0.57%       0.58%        0.59%       0.59%
   Net investment income, net of waivers, reimbursements
      and credits                                              5.07%           4.81%       4.14%        3.93%       3.27%
   Net investment income, before waivers, reimbursements
      and credits                                              4.86%           4.60%       3.92%        3.70%       3.04%
Portfolio Turnover Rate                                      716.62%         817.80%     339.65%      150.99%     380.92%
--------------------------------------------------------   --------        --------    --------     --------    --------

                                                                                      CLASS C
                                                           ----------------------------------------------------------
Selected per share data                                      2007           2006    2005 /(3)/   2004 /(3)/     2003
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $  9.87        $  9.78    $ 10.01       $ 10.03    $  9.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.47           0.45       0.40          0.38       0.33
Net realized and unrealized gains (losses)                   (0.14)          0.09      (0.21)           --       0.15
   Total from Investment Operations                           0.33           0.54       0.19          0.38       0.48
--------------------------------------------------------   -------        -------    -------       -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                (0.44)         (0.45)     (0.41)        (0.40)     (0.37)
   From net realized gains                                      --             --      (0.01)           --         --
      Total Distributions Paid                               (0.44)         (0.45)     (0.42)        (0.40)     (0.37)
--------------------------------------------------------   -------        -------    -------       -------    -------
Net Asset Value, End of Year                               $  9.76        $  9.87    $  9.78       $ 10.01    $ 10.03
--------------------------------------------------------   -------        -------    -------       -------    -------
Total Return /(1)/                                            3.48%          5.75%      1.88%         3.91%      4.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $     1        $     1    $     1       $     1    $     1
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.60% /(2)/    0.60%      0.60%         0.60%      0.60%
   Expenses, before waivers, reimbursements and credits       0.81%          0.81%      0.82%         0.83%      0.83%
   Net investment income, net of waivers, reimbursements
      and credits                                             4.83%          4.57%      3.90%         3.69%      3.03%
   Net investment income, before waivers, reimbursements
      and credits                                             4.62%          4.36%      3.68%         3.46%      2.80%
Portfolio Turnover Rate                                     716.62%        817.80%    339.65%       150.99%    380.92%
--------------------------------------------------------   -------        -------    -------       -------    -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

CORE BOND PORTFOLIO                                                                  CLASS D
                                                           ----------------------------------------------------------
Selected per share data                                      2007           2006    2005 /(3)/   2004 /(3)/    2003
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $  9.95        $  9.85    $ 10.06      $ 10.06     $  9.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                         0.45           0.45       0.40         0.38        0.33
Net realized and unrealized gains (losses)                   (0.13)          0.09      (0.21)          --        0.14
   Total from Investment Operations                           0.32           0.54       0.19         0.38        0.47
--------------------------------------------------------   -------        -------    -------      -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                (0.43)         (0.44)     (0.39)       (0.38)      (0.34)
   From net realized gains                                      --             --      (0.01)          --          --
      Total Distributions Paid                               (0.43)         (0.44)     (0.40)       (0.38)      (0.34)
--------------------------------------------------------   -------        -------    -------      -------     -------
Net Asset Value, End of Year                               $  9.84        $  9.95     $ 9.85      $ 10.06     $ 10.06
--------------------------------------------------------   -------        -------    -------      -------     -------
Total Return /(1)/                                            3.35%          5.70%      1.93%        3.84%       4.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $     1        $     1    $     1      $     1     $     1
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.75% /(2)/    0.75%      0.75%        0.75%       0.75%
   Expenses, before waivers, reimbursements and credits       0.96%          0.96%      0.97%        0.98%       0.98%
   Net investment income, net of waivers, reimbursements
      and credits                                             4.68%          4.42%      3.75%        3.54%       2.88%
   Net investment income, before waivers, reimbursements
      and credits                                             4.47%          4.21%      3.53%        3.31%       2.65%
Portfolio Turnover Rate                                     716.62%        817.80%    339.65%      150.99%     380.92%
--------------------------------------------------------   -------        -------    -------      -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $15,000 or 0.01% of average net assets for the fiscal year ended November 30, 2007. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

U.S. TREASURY INDEX PORTFOLIO                                                     CLASS A
                                                           ----------------------------------------------------
Selected per share data                                       2007     2006 /(2)/     2005      2004      2003
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $   21.07    $ 20.99     $ 21.27   $ 21.61   $ 21.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.88       0.89        0.80      0.76      0.77
Net realized and unrealized gains (losses)                      0.72       0.08       (0.25)    (0.07)     0.06
   Total from Investment Operations                             1.60       0.97        0.55      0.69      0.83
--------------------------------------------------------   ---------    -------     -------   -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.88)     (0.89)      (0.80)    (0.76)    (0.77)
   From net realized gains                                        --         --       (0.03)    (0.27)    (0.44)
      Total Distributions Paid                                 (0.88)     (0.89)      (0.83)    (1.03)    (1.21)
--------------------------------------------------------   ---------    -------     -------   -------   -------
Net Asset Value, End of Year                               $   21.79    $ 21.07     $ 20.99   $ 21.27   $ 21.61
--------------------------------------------------------   ---------    -------     -------   -------   -------
Total Return /(1)/                                              7.83%      4.78%       2.60%     3.28%     3.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $ 129,448    $47,481     $49,372   $41,638   $63,061
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.26%      0.26%       0.26%     0.26%     0.26%
   Expenses, before waivers, reimbursements and credits         0.55%      0.57%       0.57%     0.56%     0.50%
   Net investment income, net of waivers, reimbursements
      and credits                                               4.37%      4.27%       3.81%     3.47%     3.53%
   Net investment income, before waivers, reimbursements
      and credits                                               4.08%      3.96%       3.50%     3.17%     3.29%
Portfolio Turnover Rate                                        36.29%     39.97%      61.26%    45.64%    65.88%
--------------------------------------------------------   ---------    -------     -------   -------   -------

                                                                                 CLASS C
                                                           ----------------------------------------------
Selected per share data                                     2007    2006 /(2)/    2005     2004     2003
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $21.07     $20.98     $21.26   $21.60   $21.98
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.87       0.84       0.75     0.69     0.71
Net realized and unrealized gains (losses)                   0.68       0.09      (0.25)   (0.06)    0.06
   Total from Investment Operations                          1.55       0.93       0.50     0.63     0.77
--------------------------------------------------------   ------     ------     ------   ------   ------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.82)     (0.84)     (0.75)   (0.70)   (0.71)
   From net realized gains                                     --         --      (0.03)   (0.27)   (0.44)
      Total Distributions Paid                              (0.82)     (0.84)     (0.78)   (0.97)   (1.15)
--------------------------------------------------------   ------     ------     ------   ------   ------
Net Asset Value, End of Year                               $21.80     $21.07     $20.98   $21.26   $21.60
--------------------------------------------------------   ------     ------     ------   ------   ------
Total Return /(1)/                                           7.61%      4.58%      2.35%    2.97%    3.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $1,679     $1,191     $1,458   $1,450   $1,938
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits      0.50%      0.50%      0.50%    0.50%    0.50%
   Expenses, before waivers, reimbursements and credits      0.79%      0.81%      0.81%    0.80%    0.74%
   Net investment income, net of waivers, reimbursements
      and credits                                            4.13%      4.03%      3.57%    3.23%    3.29%
   Net investment income, before waivers, reimbursements
      and credits                                            3.84%      3.72%      3.26%    2.93%    3.05%
Portfolio Turnover Rate                                     36.29%     39.97%     61.26%   45.64%   65.88%
--------------------------------------------------------   ------     ------     ------   ------   ------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO                                                   CLASS D
                                                           --------------------------------------------------
Selected per share data                                     2007    2006 /(2)/    2005     2004    2003 /(2)/
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $20.99     $20.96     $21.24   $21.59     $21.97
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.81       0.80       0.72     0.65       0.68
Net realized and unrealized gains (losses)                   0.70       0.04      (0.25)   (0.06)      0.07
   Total from Investment Operations                          1.51       0.84       0.47     0.59       0.75
--------------------------------------------------------   ------     ------     ------   ------     ------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.78)     (0.81)     (0.72)   (0.67)     (0.69)
   From net realized gains                                     --         --      (0.03)   (0.27)     (0.44)
      Total Distributions Paid                              (0.78)     (0.81)     (0.75)   (0.94)     (1.13)
--------------------------------------------------------   ------     ------     ------   ------     ------
Net Asset Value, End of Year                               $21.72     $20.99     $20.96   $21.24     $21.59
--------------------------------------------------------   ------     ------     ------   ------     ------
Total Return /(1)/                                           7.45%      4.12%      2.20%    2.83%      3.42%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $1,186     $  910     $2,087   $2,837     $2,121
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits      0.65%      0.65%      0.65%    0.65%      0.65%
   Expenses, before waivers, reimbursements and credits      0.94%      0.96%      0.96%    0.95%      0.89%
   Net investment income, net of waivers, reimbursements
      and credits                                            3.98%      3.88%      3.42%    3.08%      3.14%
   Net investment income, before waivers, reimbursements
      and credits                                            3.69%      3.57%      3.11%    2.78%      2.90%
Portfolio Turnover Rate                                     36.29%     39.97%     61.26%   45.64%     65.88%
--------------------------------------------------------   ------     ------     ------   ------     ------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

INTERMEDIATE BOND PORTFOLIO                                                            CLASS A
                                                               --------------------------------------------------------
Selected per share data                                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 20.07     $ 20.03     $ 20.48     $ 20.53     $ 20.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             1.01        0.97        0.79        0.73        0.68
Net realized and unrealized gains (losses)                       (0.17)       0.04       (0.45)      (0.05)       0.39
   Total from Investment Operations                               0.84        1.01        0.34        0.68        1.07
------------------------------------------------------------   -------     -------     -------     -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (1.02)      (0.97)      (0.79)      (0.73)      (0.69)
      Total Distributions Paid                                   (1.02)      (0.97)      (0.79)      (0.73)      (0.69)
------------------------------------------------------------   -------     -------     -------     -------     -------
Net Asset Value, End of Year                                   $ 19.89     $ 20.07     $ 20.03     $ 20.48     $ 20.53
------------------------------------------------------------   -------     -------     -------     -------     -------
Total Return /(1)/                                                4.30%       5.19%       1.66%       3.36%       5.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $32,103     $31,123     $36,798     $33,215     $45,728
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits           0.36%       0.36%       0.36%       0.36%       0.36%
   Expenses, before waivers, reimbursements and credits           0.78%       0.77%       0.72%       0.70%       0.67%
   Net investment income, net of waivers, reimbursements and
      credits                                                     5.12%       4.85%       3.91%       3.48%       3.21%
   Net investment income, before waivers, reimbursements and
      credits                                                     4.70%       4.44%       3.55%       3.14%       2.90%
Portfolio Turnover Rate                                         371.48%     392.92%     297.81%     140.90%     336.00%
------------------------------------------------------------   -------     -------     -------     -------     -------

                                                                                       CLASS D
                                                               --------------------------------------------------------
Selected per share data                                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 20.06     $ 20.02     $ 20.47     $ 20.52     $ 20.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.95        0.89        0.72        0.65        0.60
Net realized and unrealized gains (losses)                       (0.21)       0.04       (0.46)      (0.05)       0.40
   Total from Investment Operations                               0.74        0.93        0.26        0.60        1.00
------------------------------------------------------------   -------     -------     -------     -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.92)      (0.89)      (0.71)      (0.65)      (0.61)
      Total Distributions Paid                                   (0.92)      (0.89)      (0.71)      (0.65)      (0.61)
------------------------------------------------------------   -------     -------     -------     -------     -------
Net Asset Value, End of Year                                   $ 19.88     $ 20.06     $ 20.02     $ 20.47     $ 20.52
------------------------------------------------------------   -------     -------     -------     -------     -------
Total Return /(1)/                                                3.79%       4.79%       1.27%       3.01%       4.95%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $    47     $    80     $   100     $   118     $    96
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits           0.75%       0.75%       0.75%       0.75%       0.75%
   Expenses, before waivers, reimbursements and credits           1.17%       1.16%       1.11%       1.09%       1.06%
   Net investment income, net of waivers, reimbursements and
      credits                                                     4.73%       4.46%       3.52%       3.09%       2.82%
   Net investment income, before waivers, reimbursements and
      credits                                                     4.31%       4.05%       3.16%       2.75%       2.51%
Portfolio Turnover Rate                                         371.48%     392.92%     297.81%     140.90%     336.00%
------------------------------------------------------------   -------     -------     -------     -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SHORT BOND PORTFOLIO/(1)/                                                                CLASS A
                                                               -------------------------------------------------------------
Selected per share data                                          2007         2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  18.33     $  18.24     $  18.68     $  18.82     $  18.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.87         0.81         0.65         0.53         0.52
Net realized and unrealized gains (losses)                         0.03         0.09        (0.44)       (0.14)        0.23
   Total from Investment Operations                                0.90         0.90         0.21         0.39         0.75
------------------------------------------------------------   --------     --------     --------     --------     --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.88)       (0.81)       (0.65)       (0.53)       (0.55)
      Total Distributions Paid                                    (0.88)       (0.81)       (0.65)       (0.53)       (0.55)
------------------------------------------------------------   --------     --------     --------     --------     --------
Net Asset Value, End of Year                                   $  18.35     $  18.33     $  18.24     $  18.68     $  18.82
------------------------------------------------------------   --------     --------     --------     --------     --------
Total Return /(2)/                                                 5.03%        5.05%        1.16%        2.12%        4.01%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $130,477     $174,851     $151,500     $178,519     $165,595
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits            0.36%        0.36%        0.36%        0.36%        0.36%
   Expenses, before waivers, reimbursements and credits            0.56%        0.57%        0.57%        0.56%        0.55%
   Net investment income, net of waivers, reimbursements and
      credits                                                      4.76%        4.49%        3.50%        2.85%        2.75%
   Net investment income, before waivers, reimbursements and
      credits                                                      4.56%        4.28%        3.29%        2.65%        2.56%
Portfolio Turnover Rate                                          168.98%      446.57%      271.88%      199.57%      257.17%
------------------------------------------------------------   --------     --------     --------     --------     --------

                                                                                         CLASS D
                                                               -------------------------------------------------------------
Selected per share data                                          2007         2006         2005         2004         2003
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  18.27     $  18.19     $  18.62     $  18.76     $  18.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                              0.79         0.73         0.58         0.45         0.45
Net realized and unrealized gains (losses)                         0.03         0.09        (0.43)       (0.13)        0.22
   Total from Investment Operations                                0.82         0.82         0.15         0.32         0.67
------------------------------------------------------------   --------     --------     --------     --------     --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.79)       (0.74)       (0.58)       (0.46)       (0.48)
      Total Distributions Paid                                    (0.79)       (0.74)       (0.58)       (0.46)       (0.48)
------------------------------------------------------------   --------     --------     --------     --------     --------
Net Asset Value, End of Year                                   $  18.30     $  18.27     $  18.19     $  18.62     $  18.76
------------------------------------------------------------   --------     --------     --------     --------     --------
Total Return /(2)/                                                 4.60%        4.61%        0.82%        1.71%        3.61%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $    327     $    292     $    246     $    285     $     59
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits            0.75%        0.75%        0.75%        0.75%        0.75%
   Expenses, before waivers, reimbursements and credits            0.95%        0.96%        0.96%        0.95%        0.94%
   Net investment income, net of waivers, reimbursements and
      credits                                                      4.37%        4.10%        3.11%        2.46%        2.36%
   Net investment income, before waivers, reimbursements and
      credits                                                      4.17%        3.89%        2.90%        2.26%        2.17%
Portfolio Turnover Rate                                          168.98%      446.57%      271.88%      199.57%      257.17%
------------------------------------------------------------   --------     --------     --------     --------     --------

(1)  Formerly known as the Short-Intermediate Bond Portfolio.

(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO                                                         CLASS A
                                                           ------------------------------------------------------------------
Selected per share data                                       2007             2006            2005     2004 /(3)/    2003
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $   19.48         $ 19.33         $ 19.78    $  20.24    $  20.60
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.89            0.84            0.64        0.48        0.48
Net realized and unrealized gains (losses)                      0.10            0.16           (0.42)      (0.14)       0.10
   Total from Investment Operations                             0.99            1.00            0.22        0.34        0.58
--------------------------------------------------------   ---------         -------         -------    --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.90)          (0.85)          (0.67)      (0.50)      (0.55)
   From net realized gains                                        --              --              --       (0.30)      (0.39)
      Total Distributions Paid                                 (0.90)          (0.85)          (0.67)      (0.80)      (0.94)
--------------------------------------------------------   ---------         -------         -------    --------    --------
Net Asset Value, End of Year                               $   19.57         $ 19.48         $ 19.33    $  19.78    $  20.24
--------------------------------------------------------   ---------         -------         -------    --------    --------
Total Return /(1)/                                              5.25%           5.31%           1.11%       1.72%       2.92%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $  67,176         $69,757         $76,622    $116,558    $121,523
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.36% /(2)/     0.36% /(2)/     0.36%       0.36%       0.36%
   Expenses, before waivers, reimbursements and credits         0.63%           0.63%           0.59%       0.58%       0.56%
   Net investment income, net of waivers, reimbursements
      and credits                                               4.61%           4.35%           3.25%       2.39%       2.34%
   Net investment income, before waivers, reimbursements
      and credits                                               4.34%           4.08%           3.02%       2.17%       2.14%
Portfolio Turnover Rate                                     1,322.04%         841.27%         226.32%     206.62%     250.94%
--------------------------------------------------------   ---------         -------         -------    --------    --------

                                                                                             CLASS D
                                                           ------------------------------------------------------------------
Selected per share data                                       2007             2006            2005     2004/(3)/     2003
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $   19.41         $ 19.26         $ 19.71    $  20.17    $  20.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.86            0.81            0.57        0.40        0.40
Net realized and unrealized gains (losses)                      0.06            0.11           (0.43)      (0.14)       0.11
   Total from Investment Operations                             0.92            0.92            0.14        0.26        0.51
--------------------------------------------------------   ---------         -------         -------    --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.80)          (0.77)          (0.59)      (0.42)      (0.48)
   From net realized gains                                        --              --              --       (0.30)      (0.39)
      Total Distributions Paid                                 (0.80)          (0.77)          (0.59)      (0.72)      (0.87)
--------------------------------------------------------   ---------         -------         -------    --------    --------
Net Asset Value, End of Year                               $   19.53         $ 19.41         $ 19.26    $  19.71    $  20.17
--------------------------------------------------------   ---------         -------         -------    --------    --------
Total Return /(1)/                                              4.90%           4.91%           0.71%       1.37%       2.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $     143         $   233         $   438    $    717    $  1,646
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.75% /(2)/     0.75% /(2)/     0.75%       0.75%       0.75%
   Expenses, before waivers, reimbursements and credits         1.02%           1.02%           0.98%       0.97%       0.95%
   Net investment income, net of waivers, reimbursements
      and credits                                               4.22%           3.96%           2.86%       2.00%       1.95%
   Net investment income, before waivers, reimbursements
      and credits                                               3.95%           3.69%           2.63%       1.78%       1.75%
Portfolio Turnover Rate                                     1,322.04%         841.27%         226.32%     206.62%     250.94%
--------------------------------------------------------   ---------         -------         -------    --------    --------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) The net expense ratio includes custodian credits of approximately $12,000 and $8,000, which represents 0.02% and 0.01% of average net assets for the fiscal years ended November 30, 2007 and November 30, 2006, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

(3) Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

BOND PORTFOLIO

                                                               NOVEMBER 30, 2007

                                                            PRINCIPAL
                                                              AMOUNT     VALUE
                                                              (000S)    (000S)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 7.0%
Commercial Mortgage Services - 7.0%
   Banc of America Commercial Mortgage,
      Inc., Series 2006-4, Class A4,
      5.63%, 7/10/46                                           $1,305    $1,322
   Bear Stearns Commercial Mortgage
      Securities, Series 2007-T28, Class A4,
      5.74%, 9/11/42                                            2,795     2,836
   Chase Manhattan Bank-First Union
      National Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                            1,897     1,960
   First Union National Bank Commercial
      Mortgage, Series 2002-C1, Class A2,
      6.14%, 2/12/34                                            2,010     2,093
   Greenwich Capital Commercial Funding
      Corp., Series 2006-GG7, Class A4,
      6.11%, 7/10/38                                            3,005     3,118
   JP Morgan Chase Commercial
      Mortgage Securities Corp.,
      Series 2003-C1, Class A1,
      4.28%, 1/12/37                                            1,533     1,513
   LB-UBS Commercial Mortgage Trust,
      5.37%, 9/15/39                                            2,325     2,314
   Morgan Stanley Capital I,
      Series 2005-T19, Class A4A,
      4.89%, 6/12/47                                            1,920     1,859
   Morgan Stanley Capital I,
      Series 2007-IQ16, Class A4,
      5.81%, 12/12/49                                           2,735     2,750
-------------------------------------------------------------------------------
                                                                         19,765
-------------------------------------------------------------------------------
Total Asset-Backed Securities
-------------------------------------------------------------------------------
(Cost $19,790)                                                           19,765

CORPORATE BONDS - 18.4%
Advertising - 0.3%
   R.H. Donnelley Corp., /(1)/
      8.88%, 10/15/17                                           1,025       966
-------------------------------------------------------------------------------
Aerospace/Defense - 0.5%
   L-3 Communications Corp.,
      7.63%, 6/15/12 +                                          1,260     1,293
-------------------------------------------------------------------------------
Banks - 0.6%
   Bank of America Corp., /(2)/
      5.75%, 12/1/17                                            1,140     1,140
   JPMorgan Chase Bank N.A.,
      6.00%, 10/1/17 +                                            425       430
-------------------------------------------------------------------------------
                                                                          1,570
-------------------------------------------------------------------------------
Commercial Services - 1.0%
   ARAMARK Services Inc.,
      8.41%, 2/1/15                                             1,195     1,159
   Erac USA Finance Co., /(1) (3)/
      7.00%, 10/15/37                                           1,755     1,751
-------------------------------------------------------------------------------
                                                                          2,910
-------------------------------------------------------------------------------
Diversified Financial Services - 4.2%
   ANZ Capital Trust, /(1) (3)/
      4.48%, 1/29/49                                            1,325     1,303
   Ford Motor Credit Co. LLC,
      7.25%, 10/25/11 +                                         1,205     1,088
   GMAC LLC,
      6.88%, 9/15/11                                            1,145     1,000
   Goldman Sachs Group (The), Inc.,
      6.75%, 10/1/37                                            1,070     1,051
   International Lease Finance Corp.,
      5.35%, 3/1/12 +                                           1,105     1,105
      5.65%, 6/1/14 +                                             225       229
   Lehman Brothers Holdings Capital Trust VII,
      5.86%, 11/29/49                                             850       756
   Lehman Brothers Holdings, Inc.,
      6.50%, 7/19/17 +                                            685       690
      6.88%, 7/17/37 +                                          2,380     2,312
   Power Receivable Finance LLC, /(1) (3)/
      6.29%, 1/1/12 +                                             978     1,022
   USB Realty Corp., /(1) (3)/
      6.09%, 12/22/49                                           1,300     1,204
-------------------------------------------------------------------------------
                                                                         11,760
-------------------------------------------------------------------------------
Electric - 1.6%
   AES (The) Corp.,
      9.50%, 6/1/09 +                                           1,425     1,469
   Nevada Power Co.,
      6.65%, 4/1/36                                               985     1,007
   PSEG Energy Holdings LLC,
      10.00%, 10/1/09                                           1,820     1,922
-------------------------------------------------------------------------------
                                                                          4,398
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued

                                                            PRINCIPAL
                                                              AMOUNT     VALUE
                                                              (000S)    (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 18.4% continued
Entertainment - 0.4%
   Mashantucket Western
      Pequot Tribe, /(1) (3)/
      8.50%, 11/15/15 +                                        $1,250    $1,250
-------------------------------------------------------------------------------
Healthcare - Services - 0.5%
   HCA Inc.,
9.13%, 11/15/14                                                 1,405     1,437
-------------------------------------------------------------------------------
Holding Companies - Diversified - 0.7%
   Capmark Financial Group, Inc., /(1) (3)/
      6.30%, 5/10/17                                            1,400       965
   Kansas City Southern Railway,
      9.50%, 10/1/08                                            1,130     1,155
-------------------------------------------------------------------------------
                                                                          2,120
-------------------------------------------------------------------------------
Household Products/Wares - 0.2%
   Clorox Co.,
      5.95%, 10/15/17                                             455       461
-------------------------------------------------------------------------------
Insurance - 0.6%
   Allstate Corp.,
      6.50%, 5/15/57 +                                             95        90
   Liberty Mutual Group, Inc., /(1) (3)/
      7.50%, 8/15/36 +                                          1,145     1,176
   Prudential Financial, Inc., /(2)/
      6.63%, 12/1/37                                              430       426
-------------------------------------------------------------------------------
                                                                          1,692
-------------------------------------------------------------------------------
Iron/Steel - 0.5%
   Steel Dynamics, Inc., /(1)/
      7.38%, 11/1/12                                            1,380     1,370
-------------------------------------------------------------------------------
Media - 1.8%
   Charter Communications Operating
      LLC/Charter Communications
      Operating Capital, /(1)/
      8.00%, 4/30/12 +                                          1,275     1,247
   Idearc, Inc.,
      8.00%, 11/15/16 +                                           980       916
   McGraw-Hill Cos. Inc.,
      6.55%, 11/15/37 +                                           835       807
   News America, Inc., /(1) (3)/
      6.65%, 11/15/37 +                                         1,180     1,202
   Time Warner Cable, Inc.
      5.85%, 5/1/17 +                                           1,000       988
-------------------------------------------------------------------------------
                                                                          5,160
-------------------------------------------------------------------------------
Mining - 0.2%
   Freeport-McMoRan Copper & Gold, Inc.,
      8.39%, 4/1/15                                               590       600
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.4%
   General Electric Co.,/(2)/
      5.25%, 12/6/17                                            1,140     1,130
-------------------------------------------------------------------------------
Oil & Gas - 1.9%
   Chesapeake Energy Corp.,
      7.50%, 6/15/14 +                                            890       910
   Marathon Oil Corp.,
      6.60%, 10/1/37 +                                          1,040     1,080
   Premcor Refining Group (The), Inc.,
      9.50%, 2/1/13                                               750       789
      6.75%, 5/1/14                                             2,370     2,457
-------------------------------------------------------------------------------
                                                                          5,236
-------------------------------------------------------------------------------
Oil & Gas Services - 0.4%
   Dresser-Rand Group, Inc.,
      7.38%, 11/1/14                                            1,030     1,017
-------------------------------------------------------------------------------
Pharmaceuticals - 0.4%
   Schering-Plough Corp.,
      6.00%, 9/15/17                                            1,130     1,166
-------------------------------------------------------------------------------
Pipelines - 0.4%
   Williams Cos., Inc.,
      8.13%, 3/15/12 +                                            960     1,047
-------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.3%
   iStar Financial, Inc.,
      5.88%, 3/15/16 +                                          1,010       826
-------------------------------------------------------------------------------
Retail - 0.3%
   Yum! Brands, Inc.,
      6.88%, 11/15/37                                             980       957
-------------------------------------------------------------------------------
Telecommunications - 1.0%
   Embarq Corp.,
      8.00%, 6/1/36                                             1,445     1,527
   Sprint Capital Corp.,
      6.90%, 5/1/19 +                                           1,245     1,224
-------------------------------------------------------------------------------
                                                                          2,751
-------------------------------------------------------------------------------
Transportation - 0.2%
   Union Pacific Corp.,
      5.75%, 11/15/17                                             650       656
-------------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------------
(Cost $52,910)                                                           51,773

FOREIGN ISSUER BONDS - 4.6%
Banks - 0.5%
   Royal Bank of Scotland Group PLC, /(1) (3)/
      6.99%, 10/29/49                                           1,505     1,481
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                            PRINCIPAL
                                                              AMOUNT     VALUE
                                                              (000S)    (000S)
-------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.6% continued
Beverages - 0.2%
   Diageo Capital PLC,
      5.20%, 1/30/13                                          $   555   $   560
-------------------------------------------------------------------------------
Diversified Financial Services - 0.3%
   Santander Perpetual S.A. Unipersonal, /(1) (3)/
      6.67%, 10/29/49                                             825       797
-------------------------------------------------------------------------------
Electric - 0.5%
   EDP Finance B.V., /(1) (3)/
      6.00%, 2/2/18 +                                           1,405     1,418
-------------------------------------------------------------------------------
Healthcare - Products - 0.4%
   Covidien International Finance S.A., /(1) (3)/
      6.00%, 10/15/17                                           1,105     1,149
-------------------------------------------------------------------------------
Insurance - 1.3%
   Allied World Assurance Holdings Ltd. of Bermuda,
      7.50%, 8/1/16 +                                             845       914
   Catlin Insurance Co. Ltd., /(1) (3)/
      7.25%, 1/19/17 +                                          1,270     1,196
   XL Capital Ltd.,
      6.50%, 4/15/17 +                                          1,735     1,527
-------------------------------------------------------------------------------
                                                                          3,637
-------------------------------------------------------------------------------
Mining - 0.4%
   Vale Overseas Ltd.,
      6.25%, 1/11/16                                            1,020     1,034
-------------------------------------------------------------------------------
Oil & Gas - 0.6%
   EnCana Corp., /(2)/
      6.50%, 2/1/38                                             1,070     1,092
   OPTI Canada, Inc., /(1)/
      8.25%, 12/15/14                                             590       581
-------------------------------------------------------------------------------
                                                                          1,673
-------------------------------------------------------------------------------
Pharmaceuticals - 0.4%
   AstraZeneca PLC,
      5.90%, 9/15/17                                            1,085     1,134
-------------------------------------------------------------------------------
Total Foreign Issuer Bonds
-------------------------------------------------------------------------------
(Cost $13,046)                                                           12,883

U.S. GOVERNMENT AGENCIES - 32.2% /(4)/
Fannie Mae - 21.8%
      4.38%, 9/13/10                                           12,518    12,733
   Pool #255452,
      5.50%, 10/1/19                                            2,054     2,082
   Pool #535982,
      7.50%, 5/1/31                                               113       120
   Pool #545437,
      7.00%, 2/1/32                                                12        13
   Pool #545757,
      7.00%, 6/1/32                                             2,103     2,210
   Pool #703439,
      5.00%, 6/1/18                                                61        61
   Pool #725424,
      5.50%, 4/1/34                                             7,789     7,822
   Pool #725787,
      5.00%, 9/1/19                                             5,403     5,412
   Pool #829125,
      5.50%, 10/1/35                                            3,340     3,347
   Pool #831810,
      6.00%, 9/1/36                                             4,774     4,853
   Pool #869217,
      5.46%, 2/1/36                                             3,288     3,329
   Pool #893082,
      5.84%, 9/1/36                                             2,279     2,316
   Pool #944500,
      5.50%, 7/1/37                                             5,182     5,191
   Pool TBA,/(2)/
      6.00%, 12/31/49                                          11,472    11,659
-------------------------------------------------------------------------------
                                                                         61,148
-------------------------------------------------------------------------------
Freddie Mac - 5.5%
      4.63%, 10/25/12                                           6,662     6,837
   Pool #1B3575,
      6.04%, 9/1/37                                             2,032     2,057
   Pool #1G2296,
      6.18%, 11/1/37                                            2,522     2,574
   Pool #1J0365,
      5.93%, 4/1/37                                             1,875     1,904
   Pool #1J2840,
      5.99%, 9/1/37                                             2,000     2,034
-------------------------------------------------------------------------------
                                                                         15,406
-------------------------------------------------------------------------------
Freddie Mac Gold - 4.1%
   Pool #A65182,
      6.50%, 9/1/37                                             1,151     1,184
   Pool #C00910,
      7.50%, 1/1/30                                               656       702

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO continued
                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 32.2% /(4)/ continued
Freddie Mac Gold - 4.1% continued
   Pool #C02790,
      6.50%, 4/1/37                                     $     2,246   $   2,309
   Pool #C02838,
      5.50%, 5/1/37                                           3,240       3,240
   Pool TBA, /(2)/
      6.50%, 12/1/27                                          4,029       4,142
-------------------------------------------------------------------------------
                                                                         11,577
-------------------------------------------------------------------------------
Government National Mortgage Association - 0.8%
   Pool #595091,
      6.00%, 10/15/32                                           672         690
   Pool #597572,
      5.50%, 9/15/35                                             40          40
   Pool #627123,
      5.50%, 3/15/34                                          1,398       1,419
   Pool #781688,
      6.00%, 12/15/33                                            62          64
-------------------------------------------------------------------------------
                                                                          2,213
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $89,384)                                                           90,344

U.S. GOVERNMENT OBLIGATIONS - 33.5%
U.S. Treasury Bonds - 2.0%
      4.75%, 2/15/37 +                                        3,074       3,246
      5.00%, 5/15/37 +                                        2,192       2,407
-------------------------------------------------------------------------------
                                                                          5,653
-------------------------------------------------------------------------------
U.S. Treasury Notes - 31.5%
      4.50%, 5/15/10 +                                       24,171      25,013
      3.88%, 10/31/12 +                                      20,082      20,496
      3.38%, 11/30/12                                        25,996      25,949
      4.00%, 2/15/15 +                                       10,352      10,499
      4.75%, 8/15/17 +                                        5,956       6,320
-------------------------------------------------------------------------------
                                                                         88,277
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $92,232)                                                           93,930

                                                           NUMBER        VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 26.4%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(5) (6)/                  74,257,060      74,257
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $74,257)                                                           74,257

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 19.5%
   FHLB Discount Note,
      3.85%, 12/3/07                                    $    12,332   $  12,330
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit,
      4.69%, 12/3/07                                         42,353      42,353
-------------------------------------------------------------------------------
Total Short-Term Investments
-------------------------------------------------------------------------------
(Cost $54,683)                                                           54,683

Total Investments - 141.6%
-------------------------------------------------------------------------------
(Cost $396,302)                                                         397,635
   Liabilities less Other Assets - (41.6)%                             (116,763)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $ 280,872

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)  When-Issued Security

(3) Restricted security that has been deemed illiquid. At November 30, 2007, the value of these restricted illiquid securities amounted to approximately $15,914,000 or 5.7% of net assets. Additional information on each restricted illiquid security is as follows:

                                                     ACQUISTION
                                                         AND          ACQUISTION
                                                     ENFORCEABLE         COST
SECURITY                                                 DATE           (000S)
--------------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/29/49                                        09/21/06            $1,286
Capmark Financial Group, Inc.,
6.30%, 5/10/17                                    05/03/07-06/21/07        1,372
Catlin Insurance Co. Ltd.,
7.25%, 1/19/17                                    01/11/07-06/27/07        1,257
Covidien International Finance S.A.,
6.00%, 10/15/17                                   10/17/07-10/23/07        1,116
EDP Finance B.V.,
6.00%, 2/2/18                                         10/26/07             1,403
Erac USA Finance Co.,
7.00%, 10/15/37                                       10/10/07             1,740
Liberty Mutual Group, Inc.,
7.50%, 8/15/36                                        09/26/07             1,155
Mashantucket Western Pequot Tribe,
8.50%, 11/15/15                                       11/09/07             1,252
News America, Inc.,
6.65%, 11/15/37                                       11/08/07             1,178
Power Receivable Finance LLC,
6.29%, 1/1/12                                         09/30/03               978
Royal Bank of Scotland Group PLC,
6.99%, 10/29/49                                   09/26/07-09/28/07        1,515
Santander Perpetual S.A.
Unipersonal,
6.67%, 10/29/49                                       10/18/07               825
USB Realty Corp.,
6.09%, 12/22/49                                       01/19/07             1,311
--------------------------------------------------------------------------------

(4) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(5)  Investment in affiliated portfolio

(6) Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the credit quality distribution (unaudited) for the Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                       %
--------------------------------------------------------------------------------
AAA                                                                        77.0%
AA                                                                          2.0
A                                                                           5.3
BBB                                                                         8.6
BB                                                                          3.8
B or Lower                                                                  3.3
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO

                                                          PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)      (000S)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 9.5%
Commercial Mortgage Services - 9.5%
   Banc of America Commercial
      Mortgage, Inc., Series 2004-5,
      Class A2,
      4.18%, 11/10/41                                        $1,094      $1,082
   Banc of America Commercial
      Mortgage, Inc., Series 2006-4,
      Class A4,
      5.63%, 7/10/46                                          1,015       1,028
   Bear Stearns Commercial Mortgage
      Securities, Series 2007-T26,
      Class A2,
      5.33%, 1/12/45                                          1,190       1,200
   Bear Stearns Commercial Mortgage
      Securities, Series 2007-T28,
      Class A4,
      5.74%, 9/11/42                                          2,130       2,162
   Chase Manhattan Bank-First Union
      National Bank, Series 1999-1,
      Class A2,
      7.44%, 8/15/31                                          1,452       1,500
   Commercial Mortgage Asset Trust,
      Series 1999-C1, Class A3,
      6.64%, 1/17/32                                            861         874
   First Union National Bank Commercial
      Mortgage, Series 2002-C1,
      Class A2,
      6.14%, 2/12/34                                          1,995       2,077
   Greenwich Capital Commercial
      Funding Corp., Series 2006-GG7,
      Class A4,
      5.91%, 7/10/38                                          1,960       2,034
   GS Mortgage Securities Corp. II,
      Series 2007-GG10, Class A2,
      5.78%, 8/10/45                                          2,000       2,049
   JP Morgan Chase Commercial
      Mortgage Securities Corp.,
      Series 2003-C1, Class A1,
      4.28%, 1/12/37                                            320         315
   LB-UBS Commercial Mortgage Trust,
      5.37%, 9/15/39                                          1,855       1,847
   Morgan Stanley Capital I,
      Series 2005-T19,
      Class A4A,
      4.89%, 6/12/47                                          1,410       1,365
   Morgan Stanley Capital I,
      Series 2007-IQ16,
      Class A4,
      5.81%, 12/12/49                                         2,045       2,056
-------------------------------------------------------------------------------
                                                                         19,589
-------------------------------------------------------------------------------
Total Asset-Backed Securities
-------------------------------------------------------------------------------
(Cost $19,533)                                                           19,589

CORPORATE BONDS - 15.0%
Banks - 0.6%
   Bank of America Corp., /(1)/
      5.75%, 12/1/17                                            845         845
   JPMorgan Chase Bank N.A.,
      6.00%, 10/1/17                                            345         348
-------------------------------------------------------------------------------
                                                                          1,193
-------------------------------------------------------------------------------
Chemicals - 0.5%
   Praxair, Inc.,
      5.25%, 11/15/14                                         1,055       1,074
-------------------------------------------------------------------------------
Commercial Services - 0.7%
   Erac USA Finance Co., /(2) (3)/
      7.00%, 10/15/37                                         1,380       1,377
-------------------------------------------------------------------------------
Diversified Financial Services - 4.6%
   American General Finance Corp.,
      5.38%, 10/1/12                                          1,380       1,377
   ANZ Capital Trust, /(2) (3)/
      4.48%, 1/29/49                                            915         900
   Goldman Sachs Group (The), Inc.,
      6.75%, 10/1/37                                          1,535       1,508
   International Lease Finance Corp.,
      5.35%, 3/1/12 +                                           930         930
      5.65%, 6/1/14                                             190         193
   Lehman Brothers Holdings Capital
      Trust V,
      5.86%, 11/29/49                                           700         622
   Lehman Brothers Holdings, Inc.,
      6.50%, 7/19/17 +                                          540         544
      6.88%, 7/17/37                                          1,355       1,317
   Nelnet, Inc.,
      5.13%, 6/1/10                                             930         944
   Power Receivable Finance LLC, /(2) (3)/
      6.29%, 1/1/12 +                                           213         223

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                         PRINCIPAL
                                                           AMOUNT      VALUE
                                                           (000S)      (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 15.0% continued
Diversified Financial Services - 4.6% continued
   USB Realty Corp., /(2) (3)/
      6.09%, 12/22/49                                        $1,000      $  926
-------------------------------------------------------------------------------
                                                                          9,484
-------------------------------------------------------------------------------
Electric - 1.0%
   Exelon Generation Co. LLC,
      6.20%, 10/1/17                                            865         864
   Florida Power & Light Co.,
      5.55%, 11/1/17                                            880         906
   Public Service Electric & Gas,
      4.00%, 11/1/08                                            250         247
-------------------------------------------------------------------------------
                                                                          2,017
-------------------------------------------------------------------------------
Healthcare - Services - 0.4%
   UnitedHealth Group, Inc.,
      4.88%, 3/15/15 +                                          855         823
-------------------------------------------------------------------------------
Holding Companies - Diversified - 0.4%
   Capmark Financial Group, Inc., /(2) (3)/
      6.30%, 5/10/17                                          1,095         755
-------------------------------------------------------------------------------
Household Products/Wares - 0.2%
   Clorox Co.,
      5.95%, 10/15/17 +                                         360         365
-------------------------------------------------------------------------------
Insurance - 0.6%
   Allstate Corp.,
      6.50%, 5/15/57 +                                           80          76
   Liberty Mutual Group, Inc., /(2) (3)/
      7.50%, 8/15/36                                            910         935
   Prudential Financial, Inc., /(1)/
      6.63%, 12/1/37                                            320         317
-------------------------------------------------------------------------------
                                                                          1,328
-------------------------------------------------------------------------------
Media - 1.1%
   McGraw-Hill Cos., (The) Inc.,
      6.55%, 11/15/37                                           640         619
   News America, Inc., /(2) (3)/
      6.65%, 11/15/37                                           885         901
   Time Warner Cable, Inc.,
      5.85%, 5/1/17 +                                           750         741
-------------------------------------------------------------------------------
                                                                          2,261
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.4%
   General Electric Co., /(1)/
      5.25%, 12/6/17                                            845         837
-------------------------------------------------------------------------------
Oil & Gas - 1.3%
   Marathon Oil Corp.,
      6.60%, 10/1/37 +                                          800         831
   Premcor Refining Group (The), Inc.,
      9.50%, 2/1/13                                             340         358
      6.75%, 5/1/14                                           1,500       1,555
-------------------------------------------------------------------------------
                                                                          2,744
-------------------------------------------------------------------------------
Pharmaceuticals - 0.4%
   Schering-Plough Corp.,
      6.00%, 9/15/17                                            890         919
-------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.4%
   iStar Financial, Inc.,
      5.88%, 3/15/16 +                                        1,025         838
-------------------------------------------------------------------------------
Retail - 0.8%
   Lowe's Cos., Inc.,
      5.60%, 9/15/12 +                                          915         943
   Yum! Brands, Inc.,
      6.88%, 11/15/37                                           770         752
-------------------------------------------------------------------------------
                                                                          1,695
-------------------------------------------------------------------------------
Telecommunications - 1.4%
   Embarq Corp.,
      8.00%, 6/1/36                                           1,125       1,189
   Sprint Capital Corp.,
      6.90%, 5/1/19                                             970         954
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12 +                                          510         526
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                            260         274
-------------------------------------------------------------------------------
                                                                          2,943
-------------------------------------------------------------------------------
Transportation - 0.2%
   Union Pacific Corp.,
      5.75%, 11/15/17                                           505         510
-------------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------------
(Cost $31,784)                                                           31,163

FOREIGN ISSUER BONDS - 5.0%
Banks - 0.6%
   Royal Bank of Scotland Group PLC, /(2)(3)/
      6.99%, 10/29/49 +                                       1,225       1,206
-------------------------------------------------------------------------------
Beverages - 0.2%
   Diageo Capital PLC,
      5.20%, 1/30/13 +                                          435         439
-------------------------------------------------------------------------------
Diversified Financial Services - 0.3%
   Santander Perpetual SA Unipersonal, /(2) (3)/
      6.67%, 10/29/49                                           650         627
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.0% continued
Electric - 0.5%
   EDP Finance BV, /(2) (3)/
      6.00%, 2/2/18 +                                       $ 1,075     $ 1,085
-------------------------------------------------------------------------------
Healthcare - Products - 0.4%
   Covidien International Finance SA, /(2) (3)/
      6.00%, 10/15/17                                           860         894
-------------------------------------------------------------------------------
Insurance - 1.5%
   Allied World Assurance Holdings Ltd.
      of Bermuda,
      7.50%, 8/1/16                                             825         892
   Catlin Insurance Co. Ltd., /(2) (3)/
      7.25%, 1/19/17 +                                          995         937
   XL Capital Ltd.,
      6.50%, 3/1/49 +                                         1,345       1,184
-------------------------------------------------------------------------------
                                                                          3,013
-------------------------------------------------------------------------------
Mining - 0.4%
   Vale Overseas Ltd.,
      6.25%, 1/11/16                                            800         811
-------------------------------------------------------------------------------
Oil & Gas - 0.4%
   EnCana Corp., /(1)/
      6.50%, 2/1/38                                             795         811
-------------------------------------------------------------------------------
Pharmaceuticals - 0.4%
   AstraZeneca PLC,
      5.90%, 9/15/17                                            850         889
-------------------------------------------------------------------------------
Telecommunications - 0.3%
   Telefonos de Mexico S.A. de CV,
      4.75%, 1/27/10                                            685         681
-------------------------------------------------------------------------------
Total Foreign Issuer Bonds
-------------------------------------------------------------------------------
(Cost $10,591)                                                           10,456

U.S. GOVERNMENT AGENCIES - 32.4% /(4)/
Fannie Mae - 21.4%
      4.38%, 9/13/10                                          7,825       7,960
   Pool #255452,
      5.50%, 10/1/19                                          1,207       1,223
   Pool #255934,
      6.00%, 11/1/35                                            391         398
   Pool #535714,
      7.50%, 1/1/31                                              57          61
   Pool #545757,
      7.00%, 6/1/32                                             407         428
   Pool #555599,
      7.00%, 4/1/33                                             122         128
   Pool #651897,
      7.00%, 8/1/32                                             246         259
   Pool #656035,
      7.50%, 9/1/32                                              54          58
   Pool #703439,
      5.00%, 6/1/18                                             953         956
   Pool #712130,
      7.00%, 6/1/33                                              64          67
   Pool #725424,
      5.50%, 4/1/34                                           4,406       4,425
   Pool #725787,
      5.00%, 9/1/19                                           1,939       1,942
   Pool #733868,
      6.00%, 12/1/32                                            571         583
   Pool #735931,
      5.00%, 10/1/20                                            323         323
   Pool #794338,
      6.00%, 9/1/34                                             982       1,000
   Pool #796371,
      5.00%, 10/1/19                                            247         247
   Pool #797773,
      5.00%, 3/1/20                                             174         174
   Pool #814782,
      7.00%, 4/1/35                                              39          40
   Pool #829125,
      5.50%, 10/1/35                                          2,625       2,631
   Pool #831810,
      6.00%, 9/1/36                                           3,921       3,985
   Pool #839291,
      5.00%, 9/1/20                                             129         129
   Pool #845182,
      5.50%, 11/1/35                                          2,698       2,704
   Pool #869217,
      5.46%, 2/1/36                                           2,854       2,889
   Pool #869801,
      5.50%, 4/1/21                                             458         464
   Pool #893082,
      5.84%, 9/1/36                                           1,778       1,806
   Pool #944500,
      5.50%, 7/1/37                                           2,887       2,892
   Pool TBA, /(1)/
      6.00%, 12/15/34                                         6,552       6,659
-------------------------------------------------------------------------------
                                                                         44,431
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 32.4% /(4)/ continued
Freddie Mac - 5.6%
      4.63%, 10/25/12                                       $ 4,354     $ 4,468
   Pool #1B3575,
      6.04%, 9/1/37                                           1,582       1,603
   Pool #1G2296,
      6.18%, 11/1/37                                          2,048       2,090
   Pool #1J0365,
      5.93%, 4/1/37                                           1,481       1,503
   Pool #1J2840,
      5.99%, 9/1/37                                           2,000       2,034
-------------------------------------------------------------------------------
                                                                         11,698
-------------------------------------------------------------------------------
Freddie Mac Gold - 4.9%
   Pool #A65182,
      6.50%, 9/1/37                                           2,628       2,702
   Pool #C02790,
      6.50%, 4/1/37                                           1,766       1,816
   Pool #C02838,
      5.50%, 5/1/37                                           2,563       2,563
   Pool #G01186,
      7.50%, 2/1/31                                              11          12
   Pool TBA, /(1)/
      6.50%, 12/31/49                                         3,013       3,098
-------------------------------------------------------------------------------
                                                                         10,191
-------------------------------------------------------------------------------
Government National Mortgage Association - 0.5%
   Pool #595091,
      6.00%, 10/15/32                                           332         342
   Pool #604183,
      5.50%, 4/15/33                                             59          60
   Pool #627123,
      5.50%, 3/15/34                                            515         522
   Pool #633627,
      5.50%, 9/15/34                                             69          70
-------------------------------------------------------------------------------
                                                                            994
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $66,584)                                                           67,314

U.S. GOVERNMENT OBLIGATIONS - 32.2%
U.S. Treasury Bonds - 2.3%
      4.75%, 2/15/37 +                                        3,062       3,233
      5.00%, 5/15/37 +                                        1,352       1,485
-------------------------------------------------------------------------------
                                                                          4,718
-------------------------------------------------------------------------------
U.S. Treasury Notes - 29.9%
      4.50%, 5/15/10 +                                       17,182      17,781
      3.88%, 10/31/12 +                                      16,769      17,115
      3.38%, 11/30/12 +                                      17,183      17,152
      4.00%, 2/15/15 +                                        6,326       6,415
      4.75%, 8/15/17 +                                        3,448       3,659
-------------------------------------------------------------------------------
                                                                         62,122
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $65,634)                                                           66,840

                                                            NUMBER      VALUE
                                                          OF SHARES     (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 33.4%
Northern Institutional Funds - Liquid Assets
   Portfolio /(5) (6)/                                   69,206,363      69,206
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $69,206)                                                           69,206

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 12.3%
   Skandinaviska Enskildaban, Sweden, Eurodollar
      Time Deposit,
      4.69%, 12/3/07                                       $ 25,562      25,562
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $25,562)                                                           25,562

-------------------------------------------------------------------------------
Total Investments - 139.8%
-------------------------------------------------------------------------------
(Cost $288,894)                                                         290,130
   Liabilities less Other Assets - (39.8)%                              (82,536)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $ 207,594

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO continued

                                                               NOVEMBER 30, 2007

(1)  When-Issued Security

(2) Restricted security that has been deemed illiquid. At November 30, 2007, the value of these restricted illiquid securities amounted to approximately $10,766,000 or 5.2% of net assets. Additional information on each restricted illiquid security is as follows:

                                                     ACQUISTION
                                                         AND         ACQUISTION
                                                     ENFORCEABLE        COST
SECURITY                                                DATE           (000S)
-------------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/29/49                                        9/21/06            $  888
Capmark Financial Group, Inc.,
6.30%, 5/10/17                                     5/3/07-6/21/07         1,073
Catlin Insurance Co. Ltd.,
7.25%, 12/31/49                                   1/11/07-6/27/07           987
Covidien International Finance S.A.,
6.00%, 10/15/17                                  10/17/07-10/23/07          868
EDP Finance B.V.,
6.00%, 2/2/18                                         10/26/07            1,073
Erac USA Finance Co.,
7.00%, 10/15/37                                       10/10/07            1,368
Liberty Mutual Group, Inc.,
7.50%, 8/15/36                                        9/26/07               918
News America, Inc.,
6.65%, 11/15/37                                       11/8/07               884
Power Receivable Finance LLC,
6.29%, 1/1/12                                         9/30/03               213
Royal Bank of Scotland Group PLC.,
6.99%, 10/29/49                                   9/26/07-9/28/07         1,233
Santander Perpetual S.A. Unipersonal,
6.67%, 10/29/49                                      10/18/07               650
USB Realty Corp.,
6.09%, 12/22/49                                       1/19/07             1,008
-------------------------------------------------------------------------------

(3) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(4) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(5)  Investment in affiliated portfolio

(6) Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the credit quality distribution (unaudited) for the Core Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*                                                        %
--------------------------------------------------------------------------------
AAA                                                                        80.1%
AA                                                                          2.1
A                                                                           8.7
BBB                                                                         9.1
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO

                                                               NOVEMBER 30, 2007

                                                          PRINCIPAL
                                                            AMOUNT      VALUE
                                                            (000S)      (000S)
-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 95.6%
U.S. Treasury Bonds - 23.2%
      12.50%, 8/15/14                                       $ 1,000    $  1,154
      7.25%, 5/15/16 +                                        1,500       1,854
      8.88%, 8/15/17 +                                        1,500       2,076
      9.00%, 11/15/18 +                                       3,200       4,556
      8.13%, 8/15/19 +                                        1,000       1,358
      8.75%, 8/15/20 +                                        1,000       1,435
      8.13%, 5/15/21                                          2,000       2,770
      8.00%, 11/15/21 +                                       1,100       1,518
      6.25%, 8/15/23 +                                        1,150       1,389
      6.88%, 8/15/25 +                                        2,000       2,592
      6.50%, 11/15/26 +                                       1,000       1,261
      6.13%, 11/15/27                                         1,000       1,220
      5.25%, 2/15/29 +                                        1,100       1,221
      6.25%, 5/15/30 +                                        2,500       3,146
      4.75%, 2/15/37 +                                          500         528
      5.00%, 5/15/37 +                                        2,350       2,581
-------------------------------------------------------------------------------
                                                                         30,659
-------------------------------------------------------------------------------
U.S. Treasury Notes - 72.4%
      3.25%, 1/15/09 +                                        4,000       4,008
      3.00%, 2/15/09 +                                        2,600       2,597
      4.75%, 2/28/09                                          1,000       1,020
      3.13%, 4/15/09 +                                        4,000       4,003
      3.88%, 5/15/09                                          1,000       1,011
      4.88%, 5/31/09                                          1,000       1,026
      4.88%, 6/30/09 +                                        4,000       4,109
      3.63%, 7/15/09 +                                        2,000       2,017
      3.50%, 8/15/09                                          4,000       4,027
      4.00%, 9/30/09 +                                        1,750       1,778
      3.38%, 10/15/09 +                                       1,700       1,710
      3.63%, 10/31/09                                           500         505
      3.50%, 12/15/09                                         3,000       3,028
      3.50%, 2/15/10 +                                        1,100       1,110
      4.75%, 2/15/10 +                                        1,500       1,554
      6.50%, 2/15/10 +                                          900         965
      3.88%, 5/15/10                                          1,100       1,122
      3.88%, 7/15/10                                          3,000       3,064
      5.75%, 8/15/10 +                                        1,100       1,175
      4.25%, 10/15/10 +                                       3,000       3,098
      5.00%, 2/15/11 +                                        1,900       2,011
      4.88%, 5/31/11 +                                        1,700       1,793
      4.88%, 7/31/11 +                                        3,000       3,171
      4.63%, 10/31/11 +                                       1,200       1,259
      4.50%, 11/30/11 +                                       3,000       3,132
      4.63%, 2/29/12 +                                        4,000       4,198
      4.50%, 3/31/12 +                                        1,000       1,045
      4.50%, 4/30/12 +                                        1,000       1,045
      4.88%, 6/30/12 +                                        1,000       1,061
      4.13%, 8/31/12 +                                        1,000       1,030
      4.25%, 9/30/12 +                                        3,000       3,109
      3.88%, 10/31/12 +                                         500         510
      4.00%, 11/15/12 +                                       1,250       1,285
      3.63%, 5/15/13 +                                        3,500       3,522
      4.25%, 8/15/13 +                                        1,500       1,557
      4.25%, 11/15/13 +                                       1,000       1,037
      4.25%, 8/15/14 +                                        3,000       3,100
      4.25%, 11/15/14 +                                       1,500       1,547
      4.00%, 2/15/15 +                                        1,650       1,673
      4.13%, 5/15/15 +                                        3,000       3,060
      4.50%, 11/15/15 +                                       1,250       1,305
      4.50%, 2/15/16 +                                        3,000       3,127
      4.63%, 2/15/17 +                                        1,900       1,995
      4.75%, 8/15/17 +                                        6,000       6,367
-------------------------------------------------------------------------------
                                                                         95,866
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $ 123,273)                                                        126,525

                                                            NUMBER      VALUE
                                                          OF SHARES     (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 35.5%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1) (2)/                  46,974,605      46,975
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $ 46,975)                                                          46,975

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. TREASURY INDEX PORTFOLIO continued

                                                               NOVEMBER 30, 2007

                                                          PRINCIPAL
                                                            AMOUNT      VALUE
                                                            (000S)      (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.8%
   FHLB Discount Note,
      3.85%, 12/3/07                                          $ 988    $    988
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $ 988)                                                                988

Total Investments - 131.9%
-------------------------------------------------------------------------------
(Cost $ 171,236)                                                        174,488
   Liabilities less Other Assets - (31.9)%                              (42,175)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $132,313

(1) Investment relates to cash collateral received from portfolio securities loaned.

(2)  Investment in affiliated portfolio

+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the credit quality distribution (unaudited) for the U.S. Treasury Index Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*                                                        %
--------------------------------------------------------------------------------
AAA+                                                                      100.0%
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO

                                                               NOVEMBER 30, 2007

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 15.2%
Automobile - 3.6%
   Capital One Prime Auto Receivables
      Trust, Series 2007-1, Class A3,
      5.47%, 6/15/11                                           $335      $  338
   Honda Auto Receivables Owner Trust,
      Series 2007-2, Class A3,
      5.46%, 5/23/11                                            425         431
   USAA Auto Owner Trust,
      Series 2005-4, Class A4,
      4.89%, 8/15/12                                            410         411
-------------------------------------------------------------------------------
                                                                          1,180
-------------------------------------------------------------------------------
Commercial Mortgage Services - 10.4%
   Banc of America Commercial Mortgage,
      Inc., Series 2004-5, Class A2,
      4.18%, 11/10/41                                           250         247
   Banc of America Commercial Mortgage,
      Inc., Series 2006-4, Class A4,
      5.63%, 7/10/46                                            160         162
   Chase Manhattan Bank-First Union
      National Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                            473         489
   Commercial Mortgage Asset Trust,
      Series 1999-C1, Class A3,
      6.64%, 1/17/32                                            454         461
   DLJ Commercial Mortgage Corp.,
      Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                           274         275
   First Union National Bank Commercial
      Mortgage, Series 2002-C1, Class A2,
      6.14%, 2/12/34                                            390         406
   Greenwich Capital Commercial Funding
      Corp., Series 2006-GG7, Class A4,
      6.11%, 7/10/38                                            310         322
   JP Morgan Chase Commercial Mortgage
      Securities Corp.,
      Series 2003-C1, Class A1,
      4.28%, 1/12/37                                            123         121
   LB Commercial Conduit Mortgage Trust,
      Series 1998-C1, Class A3,
      6.48%, 2/18/30                                             29          29
   LB-UBS Commercial Mortgage Trust,
      5.37%, 9/15/39                                            290         289
   Morgan Stanley Capital I,
      Series 2005-T19, Class A4A,
      4.89%, 6/12/47                                            220         213
   Morgan Stanley Capital I,
      Series 2007-IQ16, Class A4,
      5.81%, 12/12/49                                           320         322
-------------------------------------------------------------------------------
                                                                          3,336
-------------------------------------------------------------------------------
Credit Card - 1.2%
   Citibank Credit Card Issuance Trust,
      Series 2003-A8, Class A8,
      3.50%, 8/16/10                                             35          35
   Citibank Credit Card Issuance Trust,
      Series 2007-A5, Class A5,
      5.50%, 6/22/12                                            335         344
-------------------------------------------------------------------------------
                                                                            379
-------------------------------------------------------------------------------
Total Asset-Backed Securities
-------------------------------------------------------------------------------
(Cost $4,962)                                                             4,895

CORPORATE BONDS - 27.1%
Advertising - 0.4%
   R.H. Donnelley Corp., /(1)/
      8.88%, 10/15/17 +                                         125         118
-------------------------------------------------------------------------------
Aerospace/Defense - 0.5%
   L-3 Communications Corp.,
      7.63%, 6/15/12 +                                          150         154
-------------------------------------------------------------------------------
Banks - 0.4%
   Bank of America Corp., /(2)/
      5.75%, 12/1/17                                            130         130
-------------------------------------------------------------------------------
Beverages - 0.8%
   Anheuser-Busch Cos., Inc.,
      5.50%, 1/15/18                                             75          75
   PepsiCo., Inc., /(2)/
      4.65%, 2/15/13                                            185         185
-------------------------------------------------------------------------------
                                                                            260
-------------------------------------------------------------------------------
Chemicals - 0.5%
   Praxair, Inc.,
      5.25%, 11/15/14                                           165         168
-------------------------------------------------------------------------------
Commercial Services - 0.4%
   ARAMARK Services Inc.,
      8.41%, 2/1/15                                             140         136
-------------------------------------------------------------------------------
Diversified Financial Services - 8.0%
   American General Finance Corp.,
      5.38%, 10/1/12                                            235         234

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.1% continued
Diversified Financial Services - 8.0% continued
   ANZ Capital Trust, /(1) (3)/
      4.48%, 1/29/49                                           $150      $  148
   Ford Motor Credit Co. LLC,
      7.25%, 10/25/11                                           155         140
   GMAC LLC,
      6.88%, 9/15/11                                            140         122
   Goldman Sachs Group, Inc.,
      5.63%, 1/15/17                                            200         195
   HSBC Finance Corp.,
      5.25%, 1/15/14 +                                          270         266
   International Lease Finance Corp.,
      5.35%, 3/1/12 +                                           245         245
      5.65%, 6/1/14                                              60          61
   JP Morgan Chase & Co.,
      5.75%, 1/2/13                                             300         307
   Lehman Brothers Holdings
      Capital Trust VII,
      5.86%, 11/29/49                                           105          93
   Lehman Brothers Holdings, Inc.,
      6.50%, 7/19/17                                            215         217
   Morgan Stanley,
      5.63%, 1/9/12 +                                           300         305
   Power Receivable Finance LLC, /(1) (3)/
      6.29%, 1/1/12 +                                            56          59
   USB Realty Corp., /(1)(3)/
      6.09%, 12/22/49                                           200         185
-------------------------------------------------------------------------------
                                                                          2,577
-------------------------------------------------------------------------------
Electric - 2.4%
   AES (The) Corp.,
      9.50%, 6/1/09                                             200         206
   Exelon Generation Co. LLC,
      6.20%, 10/1/17                                            135         135
   Florida Power & Light Co.,
      5.55%, 11/1/17 +                                          135         139
   PSEG Energy Holdings LLC,
      10.00%, 10/1/09 +                                         195         206
   Public Service Electric & Gas Co.,
      4.00%, 11/1/08                                             95          94
-------------------------------------------------------------------------------
                                                                            780
-------------------------------------------------------------------------------
Entertainment - 0.4%
   Mashantucket Western
      Pequot Tribe, /(1) (3)/
      8.50%, 11/15/15 +                                         140         140
-------------------------------------------------------------------------------
Healthcare - Services - 1.1%
   HCA Inc./DE,
      9.13%, 11/15/14                                           180         184
   UnitedHealth Group, Inc.,
      4.88%, 3/15/15                                            185         178
-------------------------------------------------------------------------------
                                                                            362
-------------------------------------------------------------------------------
Holding Companies - Diversified - 0.8%
   Capmark Financial Group, Inc., /(1) (3)/
      6.30%, 5/10/17                                            170         117
   Kansas City Southern Railway,
      9.50%, 10/1/08                                            140         143
-------------------------------------------------------------------------------
                                                                            260
-------------------------------------------------------------------------------
Household Products/Wares - 0.2%
   Clorox Co.,
      5.95%, 10/15/17                                            55          56
-------------------------------------------------------------------------------
Insurance - 0.5%
   Protective Life Secured Trusts,
      4.85%, 8/16/10                                            165         168
-------------------------------------------------------------------------------
Iron/Steel - 0.5%
   Steel Dynamics, Inc., /(1)/
      7.38%, 11/1/12                                            160         159
-------------------------------------------------------------------------------
Media - 2.3%
   Charter Communications Operating
      LLC/Charter Communications
      Operating Capital, /(1)/
      8.00%, 4/30/12 +                                          155         151
   Comcast Corp.,
      4.95%, 6/15/16 +                                          165         156
   Idearc, Inc.,
      8.00%, 11/15/16 +                                         125         117
   Time Warner Cable, Inc.,
      5.85%, 5/1/17                                             125         123
   Time Warner, Inc.,
      5.88%, 11/15/16                                           215         211
-------------------------------------------------------------------------------
                                                                            758
-------------------------------------------------------------------------------
Mining - 0.3%
   Freeport-McMoRan Copper & Gold, Inc.,
      8.39%, 4/1/15                                              80          81
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.4%
   General Electric Co., /(2)/
      5.25%, 12/6/17                                            130         129
-------------------------------------------------------------------------------
Oil & Gas - 2.1%
   Chesapeake Energy Corp.,
      7.50%, 6/15/14 +                                          110         112

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.1% continued
Oil & Gas - 2.1% continued
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                           $125      $  135
   Premcor Refining Group (The), Inc.,
      9.50%, 2/1/13                                              75          79
      6.75%, 5/1/14                                             330         342
-------------------------------------------------------------------------------
                                                                            668
-------------------------------------------------------------------------------
Oil & Gas Services - 0.4%
   Dresser-Rand Group, Inc.,
      7.38%, 11/1/14                                            130         128
-------------------------------------------------------------------------------
Pharmaceuticals - 1.0%
   Abbott Laboratories,
      5.60%, 11/30/17 +                                         170         174
   Schering-Plough Corp.,
      6.00%, 9/15/17                                            140         144
-------------------------------------------------------------------------------
                                                                            318
-------------------------------------------------------------------------------
Pipelines - 1.6%
   Consolidated Natural Gas Co.,
      5.00%, 3/1/14                                             275         266
   Kinder Morgan Energy Partners LP,
      6.00%, 2/1/17                                             125         126
   Williams Cos., Inc.,
      8.13%, 3/15/12 +                                          115         126
-------------------------------------------------------------------------------
                                                                            518
-------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.3%
   iStar Financial, Inc.,
      5.88%, 3/15/16 +                                          105          86
-------------------------------------------------------------------------------
Retail - 0.4%
   Lowe's Cos., Inc.,
      5.60%, 9/15/12 +                                          140         144
-------------------------------------------------------------------------------
Telecommunications - 1.1%
   Sprint Capital Corp.,
      6.90%, 5/1/19                                             125         123
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12                                            150         155
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                             65          68
-------------------------------------------------------------------------------
                                                                            346
-------------------------------------------------------------------------------
Transportation - 0.3%
   Union Pacific Corp.,
      5.75%, 11/15/17                                            80          81
-------------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------------
(Cost $8,853)                                                             8,725

FOREIGN ISSUER BONDS - 5.4%
Banks - 0.6%
   Royal Bank of Scotland Group PLC, /(1) (3)/
      6.99%, 10/29/49                                           190         187
-------------------------------------------------------------------------------
Beverages - 0.2%
   Diageo Capital PLC,
      5.20%, 1/30/13 +                                           70          71
-------------------------------------------------------------------------------
Diversified Financial Services - 0.3%
   Santander Perpetual S.A. Unipersonal, /(1) (3)/
      6.67%, 10/29/49                                           100          96
-------------------------------------------------------------------------------
Electric - 0.5%
   EDP Finance B.V., /(1) (3)/
      6.00%, 2/2/18 +                                           170         172
-------------------------------------------------------------------------------
Healthcare - Products - 0.4%
   Covidien International Finance S.A., /(1) (3)/
      6.00%, 10/15/17 +                                         135         140
-------------------------------------------------------------------------------
Insurance - 1.4%
   Allied World Assurance Holdings Ltd. of Bermuda,
      7.50%, 8/1/16                                             100         108
   Catlin Insurance Co. Ltd., /(1) (3)/
      7.25%, 1/19/17                                            155         146
   XL Capital Ltd.,
      6.50%, 3/1/49                                             215         189
-------------------------------------------------------------------------------
                                                                            443
-------------------------------------------------------------------------------
Mining - 0.7%
   Vale Overseas Ltd.,
      6.25%, 1/11/16                                            210         213
-------------------------------------------------------------------------------
Oil & Gas - 0.2%
   OPTI Canada, Inc., /(1)/
      8.25%, 12/15/14                                            75          74
-------------------------------------------------------------------------------
Pharmaceuticals - 0.4%
   AstraZeneca PLC,
      5.90%, 9/15/17                                            130         136
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO continued

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.4% continued
Telecommunications - 0.7%
   Telefonos de Mexico S.A. de CV,
      4.75%, 1/27/10                                         $  210      $  209
-------------------------------------------------------------------------------
Total Foreign Issuer Bonds
-------------------------------------------------------------------------------
(Cost $1,765)                                                             1,741

U.S. GOVERNMENT AGENCIES - 22.5% /(4)/
Federal Home Loan Bank - 4.9%
      5.00%, 10/16/09                                         1,555       1,568
-------------------------------------------------------------------------------
Freddie Mac - 13.8%
      5.25%, 2/24/11                                            975         990
      5.25%, 10/6/11                                          2,365       2,391
      4.63%, 10/25/12                                         1,033       1,060
-------------------------------------------------------------------------------
                                                                          4,441
-------------------------------------------------------------------------------
Freddie Mac Gold - 3.8%
   Pool #A65182,
      6.50%, 9/1/37                                           1,198       1,232
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $7,159)                                                             7,241

U.S. GOVERNMENT OBLIGATIONS - 26.0%
U.S. Treasury Notes - 26.0%
      4.50%, 5/15/10 +                                          705         730
      3.88%, 10/31/12 +                                       2,050       2,092
      3.38%, 11/30/12 +                                       3,156       3,151
      4.50%, 11/15/15 +                                       1,860       1,941
      4.75%, 8/15/17 +                                          414         439
-------------------------------------------------------------------------------
                                                                          8,353
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $8,189)                                                             8,353

                                                            NUMBER       VALUE
                                                          OF SHARES     (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 29.8%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(5) (6)/                   9,563,180       9,563
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $9,563)                                                             9,563

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 7.0%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit,
      4.69%, 12/3/07                                        $ 2,231    $  2,231
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $2,231)                                                             2,231

Total Investments - 133.0%
-------------------------------------------------------------------------------
(Cost $42,722)                                                           42,749
-------------------------------------------------------------------------------
   Liabilities less Other Assets - (33.0)%                              (10,599)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 32,150

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)  When-Issued Security

(3) Restricted security that has been deemed illiquid. At November 30, 2007, the value of these restricted illiquid securities amounted to approximately $1,390,000 or 4.3% of net assets. Additional information on each restricted illiquid security is as follows:

                                                    ACQUISTION
                                                        AND          ACQUISTION
                                                    ENFORCEABLE         COST
SECURITY                                                DATE           (000S)
-------------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/29/49                                       09/21/06           $146
Capmark Financial Group, Inc.,
6.30%, 5/10/17                                   05/03/07-06/21/07       167
Catlin Insurance Co. Ltd.,
7.25%, 1/19/17                                   01/11/07-06/27/07       153
Covidien International Finance S.A.,
6.00%, 10/15/17                                  10/17/07-10/23/07       136
EDP Finance B.V.,
6.00%, 2/2/18                                        10/26/07            170
Mashantucket Western Pequot Tribe,
8.50%, 11/15/15                                      11/09/07            140
Power Receivable Finance LLC,
6.29%, 1/1/12                                    09/30/03-8/24/07         56
Royal Bank of Scotland Group PLC,
6.99%, 10/29/49                                  09/26/07-09/28/07       191
Santander Perpetual S.A. Unipersonal,
6.67%, 10/29/49                                      10/18/07            100
USB Realty Corp.,
6.09%, 12/22/49                                      01/19/07            202
----------------------------------------------   -----------------      ----

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

(4) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(5)  Investment in affiliated portfolio

(6) Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION*                                                       %
-------------------------------------------------------------------------------
AAA                                                                        67.4%
AA                                                                          5.3
A                                                                          10.1
BBB                                                                         9.7
BB                                                                          3.9
B or Lower                                                                  3.6
-------------------------------------------------------------------------------
Total                                                                     100.0%
-------------------------------------------------------------------------------

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO

                                                          PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)      (000S)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 44.6%
Automobile - 16.3%
   AmeriCredit Automobile Receivables
      Trust, Series 2006-RM, Class A2,
      5.42%, 8/8/11                                         $ 2,950     $ 2,971
   Capital Auto Receivables Asset Trust,
      Series 2006-2, Class A3A,
      4.98%, 5/15/11                                          2,500       2,507
   Capital One Prime Auto Receivables
      Trust, Series 2007-1, Class A3,
      5.47%, 6/15/11                                          1,945       1,964
   Daimler Chrysler Auto Trust,
      Series 2006-C, Class A4,
      4.98%, 11/8/11                                          2,795       2,814
   Ford Credit Auto Owner Trust,
      Series 2006-B, Class A3,
      5.26%, 10/15/10                                         1,950       1,957
   Honda Auto Receivables Owner Trust,
      Series 2006-3, Class A3,
      5.12%, 10/15/10                                         3,020       3,030
   Honda Auto Receivables Owner Trust,
      Series 2007-2, Class A3,
      5.46%, 5/23/11                                          2,460       2,492
   Nissan Auto Receivables Owner Trust,
      Series 2007-A, Class A3,
      5.10%, 11/15/10                                         1,000       1,005
   Wachovia Auto Owner Trust,
      Series 2005-B, Class A5,
      4.93%, 11/20/12                                         2,500       2,511
-------------------------------------------------------------------------------
                                                                         21,251
-------------------------------------------------------------------------------
Commercial Mortgage Services - 22.2%
   Banc of America Commercial Mortgage,
      Inc., Series 2000-2, Class A2,
      7.20%, 9/15/32                                          2,500       2,611
   Banc of America Commercial Mortgage,
      Inc., Series 2004-5, Class A2,
      4.18%, 11/10/41                                         2,581       2,552
   Chase Manhattan Bank-First Union
      National Bank, Series 1999-1, Class A2,
      7.44%, 8/15/31                                          2,342       2,419
   Commercial Mortgage Asset Trust,
      Series 1999-C1, Class A3,
      6.64%, 1/17/32                                          2,152       2,185
   Credit Suisse First Boston Mortgage
      Securities Corp., Series 2002-CKN2, Class A3,
      6.13%, 4/15/37                                          2,650       2,753
   Credit Suisse First Boston Mortgage
      Securities Corp., Series 2004-C5, Class A2,
      4.18%, 11/15/37                                         2,640       2,607
   DLJ Commercial Mortgage Corp.,
      Series 1998-CF2, Class A1B,
      6.24%, 11/12/31                                           990         994
   First Union National Bank Commercial
      Mortgage, Series 2002-C1, Class A2,
      6.14%, 2/12/34                                          2,640       2,749
   Greenwich Capital Commercial Funding
      Corp., Series 2005-GG3, Class A2,
      4.31%, 8/10/42                                          2,765       2,737
   GS Mortgage Securities Corp. II,
      Series 2007-GG10, Class A2,
      5.78%, 8/10/45                                          2,700       2,766
   JP Morgan Chase Commercial
      Mortgage Securities Corp.,
      Series 2003-C1, Class A1,
      4.28%, 1/12/37                                            452         446
   LB Commercial Conduit Mortgage Trust,
      Series 1998-C1, Class A3,
      6.48%, 2/18/30                                            129         128
   LB-UBS Commercial Mortgage Trust,
      Series 2005-C5, Class A2,
      4.89%, 9/15/30                                          1,125       1,127
   Merrill Lynch Mortgage Trust,
      Series 2004-BPC1, Class A2,
      4.07%, 10/12/41                                         2,640       2,604
   Prudential Securities Secured Financing
      Corp., Series 1998-C1, Class A1B,
      6.51%, 7/15/08                                            348         347
-------------------------------------------------------------------------------
                                                                         29,025
-------------------------------------------------------------------------------
Credit Card - 6.1%
   Bank One Issuance Trust,
      Series 2003-A9, Class A9,
      3.86%, 6/15/11                                          3,095       3,077
   Citibank Credit Card Issuance Trust,
      Series 2007-A5, Class A5,
      5.50%, 6/22/12                                          1,945       1,996

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                          PRINCIPAL
                                                            AMOUNT      VALUE
                                                            (000S)     (000S)
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 44.6% continued
Credit Card - 6.1% continued
   GE Capital Credit Card Master Note
      Trust, Series 2006-1, Class A,
      5.08%, 9/15/12                                        $ 2,900     $ 2,944
-------------------------------------------------------------------------------
                                                                          8,017
-------------------------------------------------------------------------------
Total Asset-Backed Securities
-------------------------------------------------------------------------------
(Cost $57,872)                                                           58,293

CORPORATE BONDS - 27.3%
Auto Manufacturers - 1.8%
   DaimlerChrysler N.A. Holding Corp.,
      7.20%, 9/1/09                                           2,230       2,315
-------------------------------------------------------------------------------
Banks - 1.7%
   National City Corp.,
      5.75%, 2/1/09 +                                         2,200       2,222
-------------------------------------------------------------------------------
Diversified Financial Services - 13.1%
   Allstate Life Global Funding Trusts,
      4.50%, 5/29/09 +                                        2,395       2,408
   ANZ Capital Trust, /(1) (2)/
      4.48%, 1/29/49                                            900         885
   Associates Corp. of N.A.,
      6.25%, 11/1/08 +                                          950         959
   Capital One Bank,
      4.25%, 12/1/08                                            930         908
   Goldman Sachs Group, Inc.,
      4.13%, 1/15/08 +                                        1,500       1,497
   Household Finance Corp.,
      4.63%, 1/15/08                                          1,820       1,818
   International Lease Finance Corp.,
      4.63%, 6/2/08                                           1,775       1,767
   John Deere Capital Corp.,
      4.88%, 3/16/09 +                                        1,125       1,128
   JPMorgan Chase & Co.,
      4.89%, 9/1/15                                           3,080       3,090
   MBNA America Bank N.A.,
      5.38%, 1/15/08 +                                          750         750
   National Rural Utilities Cooperative
      Finance Corp.,
      3.88%, 2/15/08 +                                          750         748
      5.75%, 11/1/08                                          1,150       1,160
-------------------------------------------------------------------------------
                                                                         17,118
-------------------------------------------------------------------------------
Electric - 2.2%
   AES (The) Corp.,
      9.50%, 6/1/09                                           1,030       1,062
   PSEG Energy Holdings LLC,
      10.00%, 10/1/09                                           920         971
   Public Service Electric & Gas,
      4.00%, 11/1/08 +                                          880         872
-------------------------------------------------------------------------------
                                                                          2,905
-------------------------------------------------------------------------------
Holding Companies - Diversified - 0.8%
   Kansas City Southern Railway,
      9.50%, 10/1/08                                          1,050       1,074
-------------------------------------------------------------------------------
Insurance - 0.2%
   Prudential Financial, Inc.,
      3.75%, 5/1/08                                             275         273
-------------------------------------------------------------------------------
Media - 0.7%
   AOL Time Warner, Inc.,
      6.75%, 4/15/11                                            855         892
-------------------------------------------------------------------------------
Oil & Gas - 0.6%
   Premcor Refining Group (The), Inc.,
      9.50%, 2/1/13                                             345         363
   USX Corp.,
      6.85%, 3/1/08                                             400         401
-------------------------------------------------------------------------------
                                                                            764
-------------------------------------------------------------------------------
Pipelines - 0.9%
   Spectra Energy Capital LLC,
      4.37%, 3/1/09 +                                           500         497
   Williams Cos., Inc.,
      8.13%, 3/15/12 +                                          690         752
-------------------------------------------------------------------------------
                                                                          1,249
-------------------------------------------------------------------------------
Retail - 2.4%
   CVS Caremark Corp.,
      4.00%, 9/15/09 +                                        1,300       1,289
   Target Corp.,
      5.38%, 6/15/09 +                                        1,800       1,825
-------------------------------------------------------------------------------
                                                                          3,114
-------------------------------------------------------------------------------
Savings & Loans - 1.3%
   Washington Mutual, Inc.,
      4.00%, 1/15/09 +                                        1,770       1,665
-------------------------------------------------------------------------------
Telecommunications - 1.6%
   GTE Corp.,
      7.51%, 4/1/09 +                                         1,000       1,035
   Sprint Capital Corp.,
      6.13%, 11/15/08                                           700         699

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT BOND PORTFOLIO continued

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 27.3% continued
Telecommunications - 1.6% continued
   Verizon New Jersey, Inc.,
      5.88%, 1/17/12 +                                  $       400     $   413
-------------------------------------------------------------------------------
                                                                          2,147
-------------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------------
(Cost $35,810)                                                           35,738

FOREIGN ISSUER BOND - 0.7%
Telecommunications - 0.7%
   Telefonos de Mexico S.A. de CV,
      4.75%, 1/27/10                                            885         880
-------------------------------------------------------------------------------
Total Foreign Issuer Bond
-------------------------------------------------------------------------------
(Cost $885)                                                                 880

U.S. GOVERNMENT AGENCIES - 15.8% /(3)/
Fannie Mae - 5.6%
      5.63%, 5/19/11                                          3,435       3,461
   Pool #555649,
      7.50%, 10/1/32                                            154         164
   Pool #869217,
      5.46%, 2/1/36                                           2,092       2,118
   Pool #893082,
      5.84%, 9/1/36                                           1,579       1,605
-------------------------------------------------------------------------------
                                                                          7,348
-------------------------------------------------------------------------------
Federal Home Loan Bank - 1.8%
      5.00%, 10/16/09                                         2,275       2,294
-------------------------------------------------------------------------------
Freddie Mac - 7.0%
      5.13%, 8/23/10                                          3,532       3,659
      5.25%, 2/24/11                                          2,440       2,477
      5.25%, 10/6/11                                            686         694
   Pool #1B3617,
      5.99%, 10/1/37                                          2,280       2,318
-------------------------------------------------------------------------------
                                                                          9,148
-------------------------------------------------------------------------------
Small Business Administration - 1.4%
   Series 2005-P10B, Class 1,
      4.94%, 8/10/15                                          1,845       1,849
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $20,487)                                                           20,639

U.S. GOVERNMENT OBLIGATIONS - 11.1%
U.S. Treasury Notes - 11.1%
      4.00%, 8/31/09 +                                        7,565       7,682
      4.50%, 5/15/10 +                                        2,750       2,846
      3.88%, 10/31/12 +                                       1,426       1,455
      3.38%, 11/30/12 +                                       2,554       2,550
-------------------------------------------------------------------------------
                                                                         14,533
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $14,371)                                                           14,533

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 13.6%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(4) (5)/                  17,810,439      17,810
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $17,810)                                                           17,810

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.9%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit,
      4.69%, 12/3/07                                    $     3,810       3,810
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $3,810)                                                             3,810

Total Investments - 116.0%
-------------------------------------------------------------------------------
(Cost $151,045)                                                         151,703
   Liabilities less Other Assets - (16.0)%                              (20,899)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $130,804

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2007

(1) Restricted security that has been deemed illiquid. At November 30, 2007, the value of this restricted illiquid security amounted to approximately $885,000 or 0.7% of net assets. Additional information on the restricted illiquid security is as follows:

                                                     ACQUISTION
                                                         AND          ACQUISTION
                                                     ENFORCEABLE         COST
SECURITY                                                DATE            (000S)
--------------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/29/49                                        09/21/06           $874
--------------------------------------------------------------------------------

(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(4)  Investment in affiliated portfolio

(5) Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the credit quality distribution (unaudited) for the Short Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                    %
----------------------------------------------------------------------------
AAA                                                                     71.5%
AA                                                                       7.1
A                                                                       12.6
BBB                                                                      6.3
BB                                                                       0.8
B or Lower                                                               1.7
----------------------------------------------------------------------------
Total                                                                  100.0%
----------------------------------------------------------------------------

*    Standard & Poor's Rating Services

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 47.2% /(1)/
Fannie Mae - 8.3%
      5.13%, 7/13/09                                    $     1,500    $ 1,532
      4.63%, 12/15/09                                         1,750      1,782
   Pool #555649,
      7.50%, 10/1/32                                            111        118
   Pool #869217,
      5.46%, 2/1/36                                           1,548      1,567
   Pool #893082,
      5.84%, 9/1/36                                             595        605
-------------------------------------------------------------------------------
                                                                         5,604
-------------------------------------------------------------------------------
Federal Farm Credit Bank - 4.3%
      4.50%, 10/17/12                                         2,800      2,856
-------------------------------------------------------------------------------
Federal Home Loan Bank - 8.3%
      5.20%, 9/10/10                                          2,000      2,016
      4.63%, 10/10/12                                         3,500      3,590
-------------------------------------------------------------------------------
                                                                         5,606
-------------------------------------------------------------------------------
Freddie Mac - 20.7%
      5.00%, 6/11/09                                          1,500      1,527
      4.75%, 11/3/09                                          3,300      3,364
      4.13%, 11/30/09                                         1,428      1,440
      5.60%, 9/26/13                                            425        430
   Pool #1B3617
      5.99%, 10/1/37                                          1,801      1,831
   Pool #1J0365,
      5.93%, 4/1/37                                             987      1,002
   Pool #1J2840
      5.99%, 9/1/37                                           1,391      1,414
   Pool #410092,
      7.13%, 11/1/24                                             10         10
   Pool #847822,
      6.18%, 10/1/37                                          1,449      1,480
   Series 2944, Class WD,
      5.50%, 11/15/28                                         1,415      1,430
-------------------------------------------------------------------------------
                                                                        13,928
-------------------------------------------------------------------------------
Freddie Mac Gold - 0.6%
   Pool #E91020,
      5.50%, 8/1/17                                             398        404
-------------------------------------------------------------------------------
Small Business Administration - 5.0%
   Participation Certificates,
      Series 2005-20L, Class 1,
      5.39%, 12/1/25                                            750        775
   Participation Certificates,
      Series 2006-20B, Class 1,
      5.35%, 2/1/26                                             652        675
   Participation Certificates,
      Series 2006-20D, Class 1,
      5.64%, 4/1/26                                             845        880
   Series 2005-P10B, Class 1,
      4.94%, 8/10/15                                          1,015      1,017
-------------------------------------------------------------------------------
                                                                         3,347
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $31,418)                                                          31,745

U.S. GOVERNMENT OBLIGATIONS - 29.0%
U.S. Treasury Notes - 29.0%
      3.63%, 10/31/09 +                                       3,406      3,441
      4.50%, 5/15/10 +                                        1,033      1,069
      3.88%, 10/31/12 +                                       6,894      7,036
      3.38%, 11/30/12 +                                       8,001      7,987
-------------------------------------------------------------------------------
                                                                        19,533
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $19,336)                                                          19,533

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 31.1%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(2)(3)/                   20,957,085      20,957
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $20,957)                                                           20,957

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                          PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)      (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 30.2%
   FHLB Discount Note,
      3.85%, 12/3/07                                        $20,330    $ 20,326
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $20,326)                                                           20,326

Total Investments - 137.5%
-------------------------------------------------------------------------------
(Cost $92,037)                                                           92,561
   Liabilities less Other Assets - (37.5)%                              (25,242)
NET ASSETS - 100.0%                                                    $ 67,319

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

(2)  Investment in affiliated portfolio

(3) Investment relates to cash collateral received from portfolio securities loaned.

+    Security is either wholly on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                      %
--------------------------------------------------------------------------------
AAA                                                                       100.0%
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

*Standard & Poor's Rating Services

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of November 30, 2007, the Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios (collectively, the "Portfolios" or "Fixed Income Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios. Effective December 31, 2006, the name of the Northern Institutional Funds Short-Intermediate Bond Portfolio was changed to the Northern Institutional Funds Short Bond Portfolio.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for each of the Portfolios. Through August 2, 2007, Northern Trust Global Investments Limited ("NTGIL") served jointly with NTI as investment advisor to the Bond, Intermediate Bond and Short Bond Portfolios. Effective August 3, 2007, NTGIL no longer serves in this capacity. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Each of the Fixed Income Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2007, Class A, Class C and Class D shares were outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is calculated. The use of fair valuation involves the risk that the values

          FIXED INCOME PORTFOLIOS 46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                                                              NOVEMBER 30, 2007


used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest-only stripped securities) or principal payments (principal-only stripped securities). The value of variable rate interest-only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest-only stripped securities and the value of principal-only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable forward exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued securities at November 30, 2007, if any, are noted in each Portfolio's Schedule of Investments and Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS - The Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Cost of investments includes amortization of premiums and accretion of discounts.

H) EXPENSES - Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued

individual Portfolio are allocated among the Portfolios in proportion to each Portfolio's relative net assets.

I) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2007. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds - Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios' Statements of Assets and Liabilities. Each Portfolio's percentage of ownership in Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income in each Portfolio's Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2007, were as follows:

                                         CASH     NON-CASH
                                      COLLATERAL COLLATERAL
                                       HELD ON    HELD ON
                            VALUE OF  BEHALF OF  BEHALF OF
                           SECURITIES    THE        THE     FEES EARNED BY
      Amounts in thousands   LOANED   PORTFOLIO  PORTFOLIO  NORTHERN TRUST
      --------------------------------------------------------------------
       Bond                 $72,835    $74,257       $86         $112
       Core Bond             67,802     69,206        78           76
       U.S. Treasury
        Index                55,460     46,975     9,719           25
       Intermediate Bond      9,708      9,563       345           11
       Short Bond            17,469     17,810        --           19
       U.S. Government
        Securities           20,510     20,957        11           19
      --------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2007. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio's net assets at November 30, 2007.

                                                            % OF SECURITIES
                                                          LOANED WITH RESPECT
   Portfolio                     BROKER/DEALER               TO NET ASSETS
   --------------------------------------------------------------------------
   Bond                Abbey National Securities, Inc.            5.6%
                       Credit Suisse Securities (USA) LLC         6.1%
   Core Bond           Credit Suisse Securities (USA) LLC         9.0%
                       Goldman, Sachs & Co.                      14.2%
   U.S. Treasury Index Abbey National Securities, Inc.            5.1%
                       Goldman, Sachs & Co.                      13.2%
   Intermediate Bond   Credit Suisse Securities (USA) LLC         5.3%
                       Deutsche Bank Securities, Inc              6.4%
                       Goldman, Sachs & Co.                       9.9%
   U.S. Government     ABN AMRO Bank N.V., NY Branch              5.2%
    Securities         Goldman, Sachs & Co.                      16.0%
   --------------------------------------------------------------------------

          FIXED INCOME PORTFOLIOS 48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                                                              NOVEMBER 30, 2007



J) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income are declared and paid as follows:

----------------------------------
Bond                       Monthly
Core Bond                  Monthly
U.S. Treasury Index        Monthly
Intermediate Bond          Monthly
Short Bond                 Monthly
U.S. Government Securities Monthly
----------------------------------

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

K) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2007, through the fiscal year ended November 30, 2007, the following Portfolios incurred net capital losses which each Portfolio intends to treat as having been incurred in the following fiscal year:

                        Amounts in thousands
                        -------------------------------
                        Bond                       $667
                        Core Bond                   131
                        Intermediate Bond            15
                        Short Bond                    2
                        U.S. Government Securities    1
                        -------------------------------

At November 30, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                        NOVEMBER NOVEMBER NOVEMBER NOVEMBER NOVEMBER NOVEMBER
   Amounts in thousands 30, 2008 30, 2010 30, 2012 30, 2013 30, 2014 30, 2015
   --------------------------------------------------------------------------
   Bond                  $   --   $8,192    $ --    $   --  $13,256   $1,065
   Core Bond                 --       --      --       122    3,102    1,997
   U.S. Treasury Index       --       --      --        62      469      257
   Intermediate Bond      1,154       --      --       310      601      192
   Short Bond             9,999    2,589      --     2,106    1,131      653
   U.S. Government
    Securities               --       --     239     1,591    1,000       --
   --------------------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued


At November 30, 2007, the tax components of undistributed net investment income and realized gains were as follows:

                                               UNDISTRIBUTED
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --      $745       $ --
          Core Bond                       --       172         --
          U.S. Treasury Index             --        89         --
          Intermediate Bond               --        28         --
          Short Bond                      --        98         --
          U.S. Government Securities      --        55         --
          ------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --    $13,336      $ --
          Core Bond                       --     10,199        --
          U.S. Treasury Index             --      2,370        --
          Intermediate Bond               --      1,615        --
          Short Bond                      --      8,033        --
          U.S. Government Securities      --      3,145        --
          ------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2006, was as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --    $14,147      $ --
          Core Bond                       --      8,209        --
          U.S. Treasury Index             --      2,124        --
          Intermediate Bond               --      1,600        --
          Short Bond                      --      7,149        --
          U.S. Government Securities      --      3,140        --
          ------------------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2007, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2007, were as follows:

                                                           ADVISORY
                                          ANNUAL     LESS  FEE AFTER
                                       ADVISORY FEE WAIVER  WAIVER
            --------------------------------------------------------
            Bond                           0.40%     0.15%   0.25%
            Core Bond                      0.40      0.15    0.25
            U.S. Treasury Index            0.30      0.15    0.15
            Intermediate Bond              0.40      0.15    0.25
            Short Bond                     0.40      0.15    0.25
            U.S. Government Securities     0.40      0.15    0.25
            --------------------------------------------------------

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2007, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               Bond                         $26    $ --    $ --
               Core Bond                     20      --      --
               U.S. Treasury Index            5       1       2
               Intermediate Bond              3      --      --
               Short Bond                    17      --      --
               U.S. Government Securities     7      --      --
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a

          FIXED INCOME PORTFOLIOS 50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                                                              NOVEMBER 30, 2007


result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2007, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust's secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee fees" on the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2007, were as follows:

                      Amounts in thousands CLASS C CLASS D
                      ------------------------------------
                      Bond                   $ 1    $ --
                      U.S. Treasury Index      2       3
                      Short Bond              --       1
                      ------------------------------------

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

                              PURCHASES                  SALES
                       -------------------------------------------------
       Amounts in
       thousands       U.S. GOVERNMENT  OTHER   U.S. GOVERNMENT  OTHER
       -----------------------------------------------------------------
       Bond              $1,277,898    $146,622   $1,193,537    $200,897
       Core Bond          1,210,075     113,144    1,190,342     118,581
       U.S. Treasury
        Index                95,549          --       20,598          --
       Intermediate
        Bond                 92,108      17,612       87,829      21,268
       Short Bond           184,217      72,138      223,253      72,920
       U.S. Government
        Securities          670,470          --      687,999          --
       -----------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued



At November 30, 2007, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

                                                                  COST
      Amounts In         UNREALIZED   UNREALIZED      NET       BASIS OF
      Thousands         APPRECIATION DEPRECIATION APPRECIATION SECURITIES
      -------------------------------------------------------------------
      Bond                 $3,295      $(2,018)      $1,277     $396,358
      Core Bond             2,527       (1,344)       1,183      288,947
      U.S. Treasury
       Index                3,267         (103)       3,164      171,324
      Intermediate Bond       337         (319)          18       42,731
      Short Bond            1,130         (485)         645      151,058
      U.S. Government
       Securities             550          (37)         513       92,048
      -------------------------------------------------------------------

7. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At November 30, 2007, the Portfolios did not have any outstanding loans.

The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2007.

8. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2007, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                       4,242    $83,038        552      $10,796     (3,404)  $(66,791)    1,390      $27,043
Core Bond                  3,922     38,322      1,007        9,801     (3,535)   (34,610)    1,394       13,513
U.S. Treasury Index        4,560     97,348         86        1,801       (958)   (20,066)    3,688       79,083
Intermediate Bond            317      6,318         65        1,280       (319)    (6,340)       63        1,258
Short Bond                 7,497    136,931        361        6,591    (10,285)  (187,723)   (2,427)     (44,201)
U.S. Government Securities   625     12,067        150        2,907       (925)   (17,951)     (150)      (2,977)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                       1,896    $36,970       616       $11,981     (5,123)  $(99,913)   (2,611)    $(50,962)
Core Bond                  3,938     38,528       703         6,832       (703)    (6,884)    3,938       38,476
U.S. Treasury Index          586     12,184        74         1,528       (759)   (15,779)      (99)      (2,067)
Intermediate Bond            284      5,661        69         1,368       (639)   (12,653)     (286)      (5,624)
Short Bond                 8,397    152,389       325         5,903     (7,487)  (136,117)    1,235       22,175
U.S. Government Securities   475      9,141       151         2,908     (1,009)   (19,452)     (383)      (7,403)
-------------------------------------------------------------------------------------------------------------------

          FIXED INCOME PORTFOLIOS 52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                                                              NOVEMBER 30, 2007



Transactions in Class C shares* for the fiscal year ended November 30, 2007, were as follows:

                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS     NET         NET
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES INCREASE    INCREASE
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
Bond                   12      $242          1          $14         (6)     $(116)       7         $140
U.S. Treasury Index    28       597          2           53        (10)      (216)      20          434
------------------------------------------------------------------------------------------------------------

* Core Bond's activity in shares and dollars for Class C and Class D was less than 500.

Transactions in Class C shares* for the fiscal year ended November 30, 2006, were as follows:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
Bond                    7      $138         --           $6         (2)      $(51)        5         $  93
U.S. Treasury Index    10       197          3           52        (25)      (516)      (12)         (267)
-------------------------------------------------------------------------------------------------------------

* Core Bond's activity in shares and dollars for Class C and Class D was less than 500.

Transactions in Class D shares* for the fiscal year ended November 30, 2007, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                         --     $   --        --           $4         (1)     $ (33)       (1)        $(29)
U.S. Treasury Index          48      1,004        --            3        (37)      (770)       11          237
Intermediate Bond            --          4        --            3         (2)       (40)       (2)         (33)
Short Bond                    5         96        --            3         (3)       (65)        2           34
U.S. Government Securities   --          3        --            8         (5)      (101)       (5)         (90)
-------------------------------------------------------------------------------------------------------------------

* Core Bond's activity in shares and dollars for Class C and Class D was less than 500.

Transactions in Class D shares* for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                         --      $ --          1           $7         (7)    $  (129)      (6)       $  (122)
U.S. Treasury Index          25       531         --            5        (82)     (1,706)     (57)        (1,170)
Intermediate Bond            --         4         --            4         (1)        (28)      (1)           (20)
Short Bond                    3        55         --            3         (1)        (14)       2             44
U.S. Government Securities   --         3          1           10        (12)       (219)     (11)          (206)
-------------------------------------------------------------------------------------------------------------------

* Core Bond's activity in shares and dollars for Class C and Class D was less than 500.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued                   NOVEMBER 30, 2007



9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more- likely-than-not to be sustained as of the adoption date. Recent SEC guidance allows implementing FIN 48 in the Portfolio NAV calculation as late as the Portfolio's last NAV calculation in the first semiannual financial statement reporting period. As a result, the Portfolios will reflect implementation of FIN 48 in their semiannual report on May 31, 2008.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statements and financial disclosures, if any.

          FIXED INCOME PORTFOLIOS 54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Northern Institutional Funds Shareholders and Board of Trustees:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2007 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short Bond, and U.S. Government Securities Portfolios at November 30, 2007, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2008

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


FUND EXPENSES


As a shareholder of the Portfolios, you incur two types of costs; (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2007 through November 30, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/07 - 11/30/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

BOND

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.36%  $1,000.00 $1,029.50  $1.83
               Hypothetical  0.36%  $1,000.00 $1,023.26  $1.83**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        0.60%  $1,000.00 $1,028.30  $3.05
               Hypothetical  0.60%  $1,000.00 $1,022.06  $3.04**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.75%  $1,000.00 $1,028.10  $3.81
               Hypothetical  0.75%  $1,000.00 $1,021.31  $3.80**
               -------------------------------------------------

CORE BOND

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.36%  $1,000.00 $1,033.10  $1.83
               Hypothetical  0.36%  $1,000.00 $1,023.26  $1.83**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        0.60%  $1,000.00 $1,031.50  $3.06
               Hypothetical  0.60%  $1,000.00 $1,022.06  $3.04**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.75%  $1,000.00 $1,030.80  $3.82
               Hypothetical  0.75%  $1,000.00 $1,021.31  $3.80**
               -------------------------------------------------

U.S. TREASURY INDEX

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.26%  $1,000.00 $1,077.10  $1.35
               Hypothetical  0.26%  $1,000.00 $1,023.76  $1.32**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        0.50%  $1,000.00 $1,075.70  $2.60
               Hypothetical  0.50%  $1,000.00 $1,022.56  $2.54**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.65%  $1,000.00 $1,074.80  $3.38
               Hypothetical  0.65%  $1,000.00 $1,021.81  $3.29**
               -------------------------------------------------

          FIXED INCOME PORTFOLIOS 56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                                                  NOVEMBER 30, 2007 (unaudited)



INTERMEDIATE BOND

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.36%  $1,000.00 $1,028.30  $1.83
               Hypothetical  0.36%  $1,000.00 $1,023.26  $1.83**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.75%  $1,000.00 $1,025.80  $3.81
               Hypothetical  0.75%  $1,000.00 $1,021.31  $3.80**
               -------------------------------------------------

SHORT BOND

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.36%  $1,000.00 $1,032.80  $1.83
               Hypothetical  0.36%  $1,000.00 $1,023.26  $1.83**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.75%  $1,000.00 $1,030.50  $3.82
               Hypothetical  0.75%  $1,000.00 $1,021.31  $3.80**
               -------------------------------------------------

U.S. GOVERNMENT SECURITIES

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.36%  $1,000.00 $1,040.50  $1.84
               Hypothetical  0.36%  $1,000.00 $1,023.26  $1.83**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.75%  $1,000.00 $1,039.10  $3.83
               Hypothetical  0.75%  $1,000.00 $1,021.31  $3.80**
               -------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


TRUSTEES AND OFFICERS


Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 60 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 38 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL    PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/        FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------

  William L. Bax          . Managing Partner of               .Andrew Corporation (a
  Age: 64                   PricewaterhouseCoopers - Chicago   manufacturer of radio
  Trustee since 2005        (an accounting firm) from 1997     frequency equipment);
                            to 2003;                          .Arthur J. Gallagher & Co.
                          . Director of Big Shoulders Fund     (an insurance brokerage
                            since 1997;                        company).
                          . Director of Children's Memorial
                            Hospital since 1997;
                          . Trustee of DePaul University
                            since 1998;
                          . Director of Andrew Corporation
                            since 2006;
                          . Director of Arthur J. Gallagher
                            & Co. since 2006;
                          . Director of Sears Roebuck & Co.
                            (a retail company) from 2003 to
                            2005.
-------------------------------------------------------------------------------------------

  Richard G. Cline/(3)/   . Chairman and President of         .PepsiAmericas (a soft drink
  Age: 72                   Hawthorne Investors, Inc. (a       bottling company);
  Chairman since 2002;      management advisory services and  .Ryerson Inc. (a metals
  Trustee since 2000        private investment company)        distribution company).
                            since 1996;
                          . Managing Member of Hawthorne
                            Investments, LLC (a private
                            investment company) since 2001;
                          . Managing Member of Hawthorne
                            Investments II, LLC (a private
                            investment company) since 2004;
                          . Director of Colorado Banking
                            Co., Inc. since 2006.
-------------------------------------------------------------------------------------------

  Edward J. Condon, Jr.   . Chairman and CEO of The Paradigm  .None
  Age: 67                   Group, Ltd. (a financial
  Trustee since 2000        adviser) since 1993;
                          . Principal and Co-Founder of
                            Paradigm Capital, Ltd. since
                            1996;
                          . Senior Partner of NewEllis
                            Ventures since 2001;
                          . Member of the Board of Managers
                            of The Liberty Hampshire
                            Company, LLC (a receivable
                            securitization company) from
                            1996 to 2001;
                          . Director of Financial Pacific
                            Company (a small business
                            leasing company) from 1998 to
                            2004;
                          . Member and Director of the
                            Illinois Venture Capital
                            Association since 2001;
                          . Trustee at Dominican University
                            from 1996 to 2005;
                          . Member of the Board of Directors
                            of the Chicago Children's Museum
                            since 2001;
                          . Member of the Board of Governors
                            of the Metropolitan Club since
                            2003;
                          . Member of the Advisory Board of
                            AAVIN Equity Partners since 2005;
                          . Chairman of the Nominating
                            Committee of Girl Scouts of
                            Chicago from 1993 to 2003;
                          . Member of the National Advisory
                            Board of National Domestic
                            Violence Hotline since 2005;
                          . Member of the Board of Directors
                            at LightBridge Healthcare
                            Research Inc. since 2006.
-------------------------------------------------------------------------------------------

  Sharon Gist Gilliam     . CEO of Chicago Housing Authority  .None
  Age: 64                   since 2006;
  Trustee since 2001      . Executive Vice President of
                            Unison-Maximus, Inc. (an
                            aviation and governmental
                            consulting company) from 1989 to
                            2005;
                          . Principal/Officer/Director, UCG
                            Associates, Inc. (an aviation
                            consulting firm) from 2005 to
                            2006.
-------------------------------------------------------------------------------------------


          FIXED INCOME PORTFOLIOS 58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                                                              NOVEMBER 30, 2007


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------

Sandra Polk Guthman            . CEO of Polk Bros. Foundation (an  .None
Age: 63                          Illinois
Trustee since 2000               not-for-profit corporation)
                                 since 1993;
                               . Director of MBIA Insurance Corp.
                                 of Illinois (a municipal
                                 bond insurance company) since
                                 1994.
--------------------------------------------------------------------------------------------------

Michael E. Murphy              . President of Sara Lee Foundation  .Coach, Inc.;
Age: 71                          (philanthropic                    .GATX Corporation (a
Trustee since 1998               organization) from 1997 to 2001.   railcar leasing and financial
                                                                    services company).
--------------------------------------------------------------------------------------------------

Richard P. Strubel/(3)/        . Vice Chairman and Director of     .Gildan Activewear, Inc. (an
Age: 68                          Cardean Learning Group (formerly   athletic clothing marketing
Trustee since 2000               UNext, Inc.) (a provider of        and manufacturing
                                 educational services via the       company);
                                 Internet) since 2003;             .Goldman Sachs Mutual
                               . President, Chief Operating         Fund Complex (97
                                 Officer and Director of UNext,     portfolios);
                                 Inc. from 1999 to 2003.           .Goldman Sachs Closed-End
                                                                    Funds (2 portfolios).
INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------

Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        .None
Age: 50                          Sidley Austin, LLP.
Trustee since 1998
--------------------------------------------------------------------------------------------------

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Mr. Cline, Chairman of the Board of Northern Institutional Funds, retired from the Board pursuant to the retirement provisions of Northern Institutional Funds' by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel became Chairman of the Board of Northern Institutional Funds.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS


TRUSTEES AND OFFICERS continued


OFFICERS OF THE TRUST/(1)/
NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL              PRINCIPAL OCCUPATIONS DURING PAST
FUNDS OFFICER                       FIVE YEARS
-----------------------------------------------------------------------

Lloyd A. Wennlund                   . Executive Vice President since
Age: 50                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989;
                                      Director, Northern Trust Global
                                      Advisors, Inc.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 46                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------

Susan J. Hill                       . Chief Compliance Officer of
Age: 51                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------

Debra A. Mairs                      . Vice President and Director of
Age: 45                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A.; Vice
Chicago, IL 60603                     President, Director of
Anti-Money Laundering                 Compliance and CCO of Northern
Compliance Officer since 2006         Trust Securities, Inc. since
                                      2006; Vice President of Northern
                                      Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------

Brian P. Ovaert                     . Executive Vice President and
Age: 46                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------

Randal Rein                         . Vice President of Fund
Age: 37                               Administration of The Northern
50 South LaSalle Street               Trust Company since 2007; Second
Chicago, IL 60603                     Vice President of Fund
Assistant Treasurer since 2007        Administration of The Northern
                                      Trust Company from 2002 to 2007;
                                      Manager of Fund Administration
                                      of The Northern Trust Company
                                      from 2001 to 2002.
-----------------------------------------------------------------------

Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 56                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP, from 1994 to
Philadelphia, PA 19103-6996           2002.
Secretary since 2006
-----------------------------------------------------------------------

Linda J. Hoard, Esq.                . Senior Counsel and Senior Vice
Age: 60                               President at PFPC Inc. since
99 High Street, 27th Floor            1998.
Boston, MA 02110
Assistant Secretary since 1999
-----------------------------------------------------------------------

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          FIXED INCOME PORTFOLIOS 60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS




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          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS




                      THIS PAGE INTENTIONALLY LEFT BLANK

          FIXED INCOME PORTFOLIOS 62  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS




                      THIS PAGE INTENTIONALLY LEFT BLANK

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

          FIXED INCOME PORTFOLIOS 64  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


TABLE OF CONTENTS



  2 PORTFOLIO MANAGEMENT COMMENTARY

 12 STATEMENTS OF ASSETS AND LIABILITIES

 14 STATEMENTS OF OPERATIONS

 16 STATEMENTS OF CHANGES IN NET ASSETS

 18 FINANCIAL HIGHLIGHTS

 31 SCHEDULES OF INVESTMENTS

 31  INTERNATIONAL GROWTH PORTFOLIO

 33  INTERNATIONAL EQUITY INDEX PORTFOLIO

 50  SMALL COMPANY GROWTH PORTFOLIO

 53  SMALL COMPANY INDEX PORTFOLIO

 78  MID CAP GROWTH PORTFOLIO

 81  FOCUSED GROWTH PORTFOLIO

 83  DIVERSIFIED GROWTH PORTFOLIO

 85  EQUITY INDEX PORTFOLIO

 94  BALANCED PORTFOLIO

100 NOTES TO THE FINANCIAL STATEMENTS

109 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

110 TAX INFORMATION

111 FUND EXPENSES

113 TRUSTEES AND OFFICERS

116 FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers and reimbursements in effect. In the absence of fee waivers and reimbursements, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performance of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

                          ---------------------------

Northern Funds Distributors, LLC, not affiliated with Northern Trust

                               NOT FDIC INSURED

--------------------------------------------------------------------------------
                      May lose value / No bank guarantee

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

While international equity markets performed well for the period overall, the 12 months ended November 30, 2007, were extremely volatile. Markets were buoyant at the beginning of 2007, fueled by continued merger and acquisition activity and evidence of increasing economic growth. During the summer, however, concerns over subprime lending in the U.S. became paramount, leading to a credit crunch that had a significant impact on equity markets worldwide. Although central banks responded quickly, cutting interest rates and injecting liquidity into markets, it appears that many investors have become more risk averse, largely because they are unsure to what degree the current crisis will detract from future economic growth.

The Portfolio posted a return of 21.00% for the fiscal year ended November 30, 2007, compared to 17.30% for its benchmark, the MSCI EAFE Index.

Strong global demand for materials during the period meant that the materials sector was the best performer within the Index, while the global economic uncertainty that characterized the second half of the period meant that the financials and consumer discretionary sectors performed poorly. The Portfolio benefited from its underweight position in Japanese equities, as well as at a sector level from being overweight telecommunications and underweight financials. At the individual stock level, holdings in BHP Billiton, Nokia, Cosco Corporation and Cochlear all contributed positively to performance during the period.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS D      MSCI
TOTAL RETURN    SHARES   SHARES*   EAFE INDEX
---------------------------------------------
ONE YEAR        21.00%    20.46%     17.30%
FIVE YEAR       20.75     20.26      21.31
TEN YEAR         9.99      9.76       9.00
---------------------------------------------

*For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

International Growth

                 Fund       MSCI EAFE Index
-------------------------------------------
3/28/1994     $  5,000,000   $  5,000,000
              $  5,105,000   $  5,174,500
              $  4,986,000   $  5,566,000
              $  5,483,500   $  6,220,500
              $  5,716,500   $  6,196,000
              $  6,885,000   $  7,215,000
              $  8,955,000   $  8,737,500
              $  8,574,000   $  7,892,000
              $  6,558,000   $  6,382,500
              $  5,770,500   $  5,584,500
              $  9,142,000   $  8,163,500
              $ 11,165,500   $ 10,137,000
              $ 12,343,000   $ 11,488,000
              $ 12,244,500   $ 12,516,000
11/30/2007    $ 14,816,000   $ 14,681,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO MANAGERS

STEPHEN DOWDS
With Northern Trust since 2004

DIANE JONES
With Northern Trust since 2000

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             BIGAX

INCEPTION DATE
CLASS A SHARES          3/28/94
CLASS D SHARES         11/16/94

TOTAL NET ASSETS   $259,033,345

NET ASSET VALUE
CLASS A SHARES           $15.02
CLASS D SHARES            15.02

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity and currency volatility.

EQUITY PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

For the fiscal year ended November 30, 2007, the Portfolio returned 16.74%, while its benchmark, the MSCI EAFE Index, rose 17.30%. The net impact of fair value pricing as well as Portfolio transaction costs and expenses accounted for the difference in returns between the Portfolio and the Index.

International equity markets ended the fiscal period in positive territory, despite declines in the third quarter of 2007 as problems in the U.S. credit markets reverberated overseas and led to expectations of moderating growth. U.S.-based investors benefited from exchange-rate gains from foreign currencies versus the dollar. The dollar has lost ground against currencies such as the British pound, the euro, and the Japanese yen. Major factors that contributed to a softening dollar were a weaker GDP, the rising U.S. trade deficit and a U.S. stock market correction.

With the sole exception of Ireland, every country provided positive returns during the fiscal year. In U.S.-dollar terms, Finland, Hong Kong and Germany were the top performers. Italy, Japan and Belgium had positive returns but lagged in comparison to their peers. In terms of sectors, materials and telecommunication services had the highest returns, returning approximately 40% and 36%, respectively. The financials and healthcare sectors were the worst performing. The fallout from the credit crisis related to subprime mortgages in the U.S. spread across the global markets, with the most significant impact on financial stocks. After a correction in the global markets in late July and early August 2007, markets rebounded.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS D      MSCI
TOTAL RETURN    SHARES    SHARES   EAFE INDEX
---------------------------------------------
ONE YEAR        16.74%    16.40%     17.30%
FIVE YEAR       21.23     20.59      21.31
TEN YEAR         8.76      8.19*      9.00
---------------------------------------------

*Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

International Equity Index

                 Fund       MSCI EAFE Index
-------------------------------------------
4/1/1997      $  5,000,000   $  5,000,000
              $  5,223,000   $  5,125,000
              $  6,030,500   $  5,968,000
              $  7,256,500   $  7,227,500
              $  6,540,000   $  6,528,500
              $  5,291,000   $  5,279,500
              $  4,618,500   $  4,619,500
              $  5,794,500   $  5,738,500
              $  7,241,500   $  7,126,500
              $  8,142,500   $  8,076,000
              $ 10,465,000   $ 10,353,500
11/30/2007    $ 12,216,500   $ 12,144,500

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

PORTFOLIO MANAGERS

SHAUN MURPHY
With Northern Trust since 2004

STEVEN J. SANTICCIOLI
With Northern Trust since 2003

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            BIEIX

INCEPTION DATE
CLASS A SHARES          4/1/97
CLASS D SHARES         10/5/98

TOTAL NET ASSETS  $135,270,075

NET ASSET VALUE
CLASS A SHARES          $15.73
CLASS D SHARES           15.22

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

MSCI does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. stock market started the 12-month period in relatively calm fashion, but volatility increased once evidence of financial distress in the mortgage markets began to surface during the summer. Investors grew concerned about the potential impact of this problem on financial stocks, and the resulting uncertainty regarding financials' true book values led to sharp underperformance for the sector. These worries soon spread to other sectors with exposure to consumer spending, such as retailing, as evidence of contagion grew. Economic worries remained prevalent as the fiscal year drew to a close, prompting investors to heavily scrutinize forward-looking indicators regarding the direction of the U.S. economy and policymakers' likely course of action. The result was a sharp increase in stock market volatility in the latter half of the fiscal year.

In this environment, the Portfolio produced a return of 11.42% for the fiscal year ended November 30, 2007. In comparison, its benchmark -- the Russell 2000 Growth Index -- returned 6.13%.

While we were able to steer clear of the most severe turmoil within the financials sector, the Portfolio nevertheless had a degree of exposure to this group. Given the sector's sharp underperformance, this exposure dampened the Portfolio's returns. Overall, however, we believe our strategy of picking stocks with improving fundamentals, strong market positioning and solid management served the Portfolio well. In addition, we sought to take advantage of market volatility where possible by adding to selected positions when their stock prices fell significantly.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                      RUSSELL 2000
                  CLASS A   CLASS D      GROWTH
TOTAL RETURN       SHARES    SHARES      INDEX
--------------------------------------------------
ONE YEAR           11.42%    10.96%       6.13%
FIVE YEAR          13.79     13.34       14.70
SINCE INCEPTION     2.10      1.81        2.64*
--------------------------------------------------

*Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Small Company Growth

                           Russell 2000
                 Fund      Growth Index
---------------------------------------
12/1/1999     $ 5,000,000  $ 5,000,000
              $ 4,710,000  $ 4,562,000
              $ 3,755,000  $ 4,141,000
              $ 3,095,000  $ 3,101,500
              $ 4,085,000  $ 4,270,500
              $ 4,075,000  $ 4,733,500
              $ 4,565,000  $ 5,114,500
              $ 5,300,000  $ 5,802,000
11/30/2007    $ 5,905,500  $ 6,157,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGERS

MATTHEW PERON
With Northern Trust since 2005

MICHAEL J. TOWLE
With Northern Trust since 2004

FUND FACTS (as of 11/30/07)

TICKER SYMBOL           BSGRX

INCEPTION DATE
CLASS A SHARES        12/1/99
CLASS D SHARES        6/13/02

TOTAL NET ASSETS   $2,178,847

NET ASSET VALUE
CLASS A SHARES         $11.81
CLASS D SHARES          11.54

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

EQUITY PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS

SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Small-capitalization stocks, as represented by the Russell 2000 Index, the Portfolio's benchmark, returned -1.17% during the fiscal year ended November 30, 2007. As designed, the Portfolio's performance closely tracked that of the benchmark, returning -1.05%.

Small-cap stocks underperformed large-cap stocks, as measured by the Russell 1000 Index, which returned 7.83% for the year. Within the small-cap space, small-cap value stocks underperformed small-cap growth stocks. The Russell 2000 Value Index returned -8.22% versus the Russell 2000 Growth Index return of 6.13%.

The Russell 2000 Index had positive returns from seven out of ten sectors, but this was not enough to offset poor performance from the financials and consumer discretionary sectors. The financials and consumer discretionary sectors were the largest detractors from performance, returning approximately -16.88% and -10.95%, respectively. The financials sector is the largest within the Russell 2000 benchmark, with a weight of 19%. A severe tightening of credit was responsible for the distress in financial stocks. Within financials, REITs, commercial banks and thrift and mortgage finance companies contributed the most to poor performance. Within the consumer discretionary sector, specialty retailers lagged by the greatest margin. On the positive side, the healthcare and materials sectors added the most value, returning 9.86% and 25.01%, respectively. Strong results from health care equipment stocks contributed most to the sector's returns. Within materials, metals and mining and chemicals stocks had the strongest performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS D   RUSSELL 2000
TOTAL RETURN    SHARES    SHARES       INDEX
-----------------------------------------------
ONE YEAR       (1.05)%   (1.41)%      (1.17)%
FIVE YEAR      14.85     14.44        14.94
TEN YEAR        7.05      6.56         7.28
------------   -----     -----        -----

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Small Company Index

                            Russell 2000
                 Fund           Index
----------------------------------------
1/11/1993     $  5,000,000  $  5,000,000
              $  5,674,500  $  5,747,500
              $  5,590,500  $  5,683,000
              $  7,139,000  $  7,303,000
              $  8,281,500  $  8,509,000
              $ 10,190,000  $ 10,501,000
              $  9,473,000  $  9,806,000
              $ 10,891,500  $ 11,342,500
              $ 10,769,000  $ 11,276,500
              $ 11,281,500  $ 11,820,000
              $ 10,073,500  $ 10,568,500
              $ 13,779,500  $ 14,404,000
              $ 16,154,000  $ 16,888,000
              $ 17,458,500  $ 18,263,000
              $ 20,447,000  $ 21,447,000
11/30/2007    $ 20,233,500  $ 21,196,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

PORTFOLIO MANAGERS

CHAD M. RAKVIN
With Northern Trust since 2004

BRENT REEDER
With Northern Trust since 1993

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            BSCAX

INCEPTION DATE
CLASS A SHARES        1/11/93
CLASS D SHARES        12/8/94

TOTAL NET ASSETS   $83,612,203

NET ASSET VALUE
CLASS A SHARES          $17.20
CLASS D SHARES           16.95

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The bursting of the multi-year credit bubble and the ensuing fallout in housing, private equity and fixed-income markets were the defining headlines of the 12 months ended November 30, 2007. As the domestic economy absorbed the substantial tightening of credit standards, consumers started to pull back on spending. The Federal Reserve reacted aggressively in response to these developments, but its rapid policy shifts resulted in higher market volatility.

We remain committed to a disciplined, fundamentally driven process that focuses on specific factors that we believe drive equity prices. These factors include earnings quality, capital deployment, valuation and business momentum. This process leads us to focus on companies with sustainable and consistent business models, and the ability to deliver superior earnings growth throughout the business cycle.

For its fiscal year ended November 30, 2007, the Portfolio returned 21.63%, outperforming the 10.13% return of its benchmark, the Russell Midcap Growth Index. Given that the impact of our sector allocations was modest, the majority of Portfolio outperformance was generated through superior stock selection. Our stock picks outperformed in eight of 10 industry sectors, with the best performance coming from health care and industrials. The two sectors in which the Portfolio underperformed were financials and utilities. We are pleased with the Portfolio's relative performance during the past fiscal year, and remain committed to delivering outperformance to our shareholders. We believe that the changes that were made in late 2006, including a new manager and a substantial restructuring of the Portfolio, continue to generate strong results.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

                                                   RUSSELL
                  CLASS A   CLASS C   CLASS D      MIDCAP
TOTAL RETURN      SHARES    SHARES    SHARES    GROWTH INDEX
------------------------------------------------------------
ONE YEAR           21.63%    21.30%    21.15%      10.13%
FIVE YEAR          13.43     13.15     12.97       16.37
SINCE INCEPTION     5.18      4.94      4.81        1.92*
---------------    -----     -----     -----       -----

*    Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month- end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Mid Cap Growth

                          Russell Midcap
                 Fund      Growth Index
----------------------------------------
12/31/1999   $  5,000,000  $  5,000,000
             $  5,165,000  $  4,192,000
             $  4,480,000  $  3,394,500
             $  3,970,000  $  2,722,500
             $  4,980,000  $  3,611,000
             $  5,205,000  $  4,023,000
             $  5,770,000  $  4,675,000
             $  6,130,000  $  5,277,000
11/30/2007   $  7,456,000  $  5,811,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGER

DAVID P. KALIS
With Northern Trust since 2006

FUND FACTS (as of 11/30/07)

TICKER SYMBOL           BMGRX

INCEPTION DATE
CLASS A SHARES       12/31/99
CLASS C SHARES         4/4/01
CLASS D SHARES        1/29/01

TOTAL NET ASSETS   $5,790,564

NET ASSET VALUE
CLASS A SHARES         $14.89
CLASS C SHARES          14.63
CLASS D SHARES          14.47

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Mid-sized company stocks are generally more volatile than large-company stocks.

EQUITY PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The Portfolio's fiscal year began with the U.S. stock market performing well on the strength of ample liquidity, reasonable valuations and the widely held belief that the Federal Reserve was finished raising interest rates. As the period progressed, however, stubbornly high commodity prices, falling housing prices and credit problems involving subprime loans became important concerns for investors. The deterioration in global credit conditions eventually prompted central banks worldwide to inject liquidity into their respective financial systems in order to head off a more pronounced seizure in the credit markets.

Although these developments caused some short-lived setbacks for the markets, the Portfolio gained 17.12% for the 12-month period ended November 30, 2007, and outperformed the 12.61% return of its benchmark, the Russell 1000 Growth Index. Performance benefited as large U.S. growth stocks generally delivered returns superior to other areas of the domestic market. Historically, the stocks of large, growing companies tend to perform relatively well when there are problems in the credit markets, and this was once again the case during the past fiscal year.

In selecting stocks for the Portfolio, we examine factors such as revenue, valuations and earnings trends. This approach led us to invest in a number of companies with exposure to global economic growth -- rather than those we believe more likely to be affected by the deteriorating conditions in the U.S. economy -- and this was a positive for performance. We also eliminated the Portfolio's positions in any financial stocks with direct exposure to the subprime credit markets, and this too helped performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS C   CLASS D   RUSSELL 1000
TOTAL RETURN   SHARES    SHARES    SHARES    GROWTH INDEX
---------------------------------------------------------
ONE YEAR       17.12%    16.78%    16.51%       12.61%
FIVE YEAR       8.94      8.57      8.49        10.59
TEN YEAR        5.13      4.82      4.72         3.98
------------   -----     -----     -----        -----

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Focused Growth

                            Russell 1000
                  Fund      Growth Index
----------------------------------------
7/1/1993      $  5,000,000  $  5,000,000
              $  5,218,000  $  5,270,000
              $  4,898,000  $  5,410,000
              $  6,284,500  $  7,422,000
              $  7,405,000  $  9,138,000
              $  9,408,500  $ 11,924,000
              $ 11,672,500  $ 16,538,500
              $ 15,668,500  $ 22,022,500
              $ 15,852,000  $ 17,084,000
              $ 12,536,000  $ 13,595,000
              $ 10,111,500  $ 10,531,000
              $ 11,067,500  $ 12,296,500
              $ 11,501,000  $ 16,843,000
              $ 12,347,000  $ 14,278,500
              $ 13,246,500  $ 15,472,500
11/30/2007    $ 15,514,500  $ 17,423,500

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

PORTFOLIO MANAGERS

JOHN S. COLE
With Northern Trust since 2005

ROBERT N. STREED
With Northern Trust since 1990

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            BFGAX

INCEPTION DATE
CLASS A SHARES          7/1/93
CLASS C SHARES         6/14/96
CLASS D SHARES         12/8/94

TOTAL NET ASSETS   $97,759,353

NET ASSET VALUE
CLASS A SHARES          $15.53
CLASS C SHARES           15.10
CLASS D SHARES           14.76

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

After a strong start to the period, the emergence of concerns about U.S. economic growth caused stock prices to become increasingly volatile throughout the fiscal year ended November 30, 2007. Following a brief sell-off in February, the U.S. market traded significantly higher on the strength of better-than-expected third-quarter earnings reports, even as the subprime and housing market issues continued to fester. The latter half of the fiscal year brought fresh turmoil in the credit markets, however, causing stock prices to weaken and prompting the Federal Reserve to reduce interest rates by a half-point in mid-September. This move initially was met with renewed optimism from investors, but the markets began to sag once again in October following numerous asset write-downs by financial companies with large subprime exposure. Despite the poor second-half returns caused by these difficulties, the U.S. stock market finished the 12-month period in positive territory.

For the annual period ended November 30, 2007, the Portfolio's return of 6.90% underperformed the 7.72% return of its benchmark, the S&P 500 Index.

The Portfolio was positioned with underweights in the consumer and financials sectors, which helped performance. Overweights in technology and health care proved additive to returns as well. Performance also was helped by our stock selection in the healthcare and consumer discretionary sectors, but it was hurt by our stock picks within financials. The leading detractor within financials was a position in Ambac Financial Group Inc., an insurer of financial products whose stock fell sharply following the emergence of the subprime crisis.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS D   S&P 500
TOTAL RETURN    SHARES    SHARES    INDEX
------------------------------------------
ONE YEAR        6.90%     6.50%      7.72%
FIVE YEAR       9.68      9.21      11.63
TEN YEAR        5.43      5.00       6.17
------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Diversified Growth

                  Fund         S&P 500
----------------------------------------
1/11/1993     $  5,000,000  $  5,000,000
              $  5,371,500  $  5,437,000
              $  4,994,500  $  5,494,000
              $  6,222,000  $  7,523,000
              $  7,515,500  $  9,617,500
              $  9,547,500  $ 12,359,000
              $ 11,961,000  $ 15,286,000
              $ 14,910,000  $ 18,479,500
              $ 14,839,500  $ 17,699,000
              $ 12,388,500  $ 15,537,500
              $ 10,206,000  $ 12,969,000
              $ 11,796,000  $ 14,937,500
              $ 12,676,500  $ 16,843,000
              $ 13,986,000  $ 18,264,500
              $ 15,155,000  $ 20,864,000
11/30/2007    $ 16,200,000  $ 22,475,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

PORTFOLIO MANAGER

JOHN S. COLE
With Northern Trust since 2005

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            BDVAX

INCEPTION DATE
CLASS A SHARES         1/11/93
CLASS D SHARES         9/14/94

TOTAL NET ASSETS   $60,316,809

NET ASSET VALUE
CLASS A SHARES           $8.02
CLASS D SHARES            7.62

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The U.S. equity market ended the fiscal year in positive territory despite periodic volatility caused by concerns over rising credit risk, the health of the financials sector and the potential negative effect that the subprime crisis could have on the broader economy. In order to counter the tightening of financial conditions and mitigate the downside risks to the economy, the Federal Reserve lowered the federal funds rate by three-quarters of a point during the final three months of the period.

Large-capitalization stocks, as represented by the S&P 500 Index, returned 7.72% during the 12 months ended November 30, 2007. Large-cap stocks outperformed small-cap stocks, as measured by the -1.17% return of the Russell 2000 Index. As designed, the Portfolio's return of 7.59% closely tracked the S&P 500 Index, with the difference in returns driven by transaction costs and Portfolio expenses.

Eight of 10 industry sectors delivered positive total returns during the period, with the energy, information technology and consumer staples sectors producing the best performance. The energy sector was boosted by the sharp rise in the price of oil, while technology was helped by the strong performance of the computer and Internet software industries. Within the consumer staples sector, meanwhile, beverage and household product industry groups added the most value. In contrast, the financials and consumer discretionary sectors -- both of which suffered the greatest negative impact from the U.S. housing slowdown and subprime fallout -- suffered declines.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS C   CLASS D   S&P 500
TOTAL RETURN   SHARES    SHARES    SHARES     INDEX
----------------------------------------------------
ONE YEAR         7.59%     7.36%     7.20%     7.72%
FIVE YEAR       11.43     11.17     10.99     11.63
TEN YEAR         5.95      5.71      5.57      6.17
---------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Equity Index

                  Fund         S&P 500
----------------------------------------
1/11/1993     $  5,000,000  $  5,000,000
              $  5,504,000  $  5,437,000
              $  5,551,000  $  5,494,000
              $  7,585,500  $  7,523,000
              $  9,673,500  $  9,617,500
              $ 12,376,500  $ 12,359,000
              $ 15,266,500  $ 15,286,000
              $ 18,401,000  $ 18,479,500
              $ 17,560,500  $ 17,699,000
              $ 15,420,500  $ 15,537,500
              $ 12,846,000  $ 12,969,000
              $ 14,745,000  $ 14,937,500
              $ 16,611,000  $ 16,843,000
              $ 17,986,500  $ 18,264,500
              $ 20,510,000  $ 20,864,000
11/30/2007    $ 22,066,500  $ 22,475,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

PORTFOLIO MANAGERS

CHAD M. RAKVIN
With Northern Trust since 2004

BRENT REEDER
With Northern Trust since 1993

FUND FACTS (as of 11/30/07)

TICKER SYMBOL             BEIAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES          9/28/95
CLASS D SHARES          9/14/94

TOTAL NET ASSETS   $791,469,480

NET ASSET VALUE
CLASS A SHARES           $17.29
CLASS C SHARES            17.21
CLASS D SHARES            17.18

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

BALANCED PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

After a strong start to the period ended November 30, 2007, equity markets corrected sharply during February 2007 in response to concerns about U.S. economic growth. Following the late February sell-off, U.S. markets traded significantly higher, as companies reported robust earnings. In the third quarter, however, financial and consumer company earnings began to disappoint investors. In the latter half of the period, market watchers focused on the volatility in the credit markets and the shrinking liquidity available in the home mortgage market. In September, the Fed lowered the federal funds rate from 5.25% to 4.75% in response to the market turmoil. The move was initially met with renewed optimism from the markets as volatility subsided. Optimism abated in the beginning of October, however, as numerous financial companies with significant subprime exposure wrote off billions of dollars in losses.

The Portfolio's return of 5.88% lagged the Composite Index benchmark return of 7.32% during the 12-month period ended November 30, 2007. The equity portion of the Portfolio underperformed, with financial sector holdings the biggest detractors. Stock selection within the healthcare and consumer discretionary sectors contributed to performance.

The fixed-income portion of the Portfolio underperformed, particularly during the third quarter, as the financial sector of the bond market experienced an unprecedented sell-off. We had previously overweighted the financial sector as a defensive position due to our concerns over the easy financing environment that fueled the LBO boom earlier in the economic cycle.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS for periods ended November 30, 2007

               CLASS A   CLASS C   CLASS D   COMPOSITE
TOTAL RETURN   SHARES    SHARES    SHARES      INDEX
------------------------------------------------------
ONE YEAR        5.88%     5.63%     5.47%      7.32%
FIVE YEAR       7.29      7.06      6.88       8.41
TEN YEAR        5.78      5.55      5.38       6.23
------------    ----      ----      ----       ----

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $5,000,000 INVESTMENT

Balanced

                                                         Lehman Brothers Interm.
                Fund      Composite Index     S&P 500      US Gov/Credit Index
--------------------------------------------------------------------------------
  7/1/1993   $  5,000,000   $  5,000,000   $  5,000,000       $  5,000,000
             $  5,154,500   $  5,145,000   $  5,185,000       $  5,098,000
             $  4,908,500   $  5,152,500   $  5,239,000       $  5,004,500
             $  5,902,000   $  6,491,000   $  7,174,000       $  5,732,500
             $  6,734,500   $  7,631,000   $  9,171,500       $  6,066,000
             $  7,898,500   $  9,027,000   $ 11,785,500       $  6,449,500
             $  9,236,500   $ 10,587,500   $ 14,577,000       $  7,021,500
             $ 10,539,500   $ 11,856,500   $ 17,622,500       $  7,100,000
             $ 10,959,000   $ 12,012,000   $ 16,877,500       $  7,652,000
             $ 10,508,500   $ 11,777,000   $ 14,816,500       $  8,538,500
             $  9,745,500   $ 11,028,500   $ 12,969,000       $  7,215,500
             $ 10,885,000   $ 12,220,500   $ 14,243,500       $  9,640,500
             $ 11,444,000   $ 13,250,500   $ 16,061,500       $  9,951,500
             $ 12,261,000   $ 13,978,500   $ 17,417,500       $ 10,114,000
             $ 13,087,500   $ 15,388,000   $ 19,896,000       $ 10,636,000
11/30/2007   $ 13,857,500   $ 16,515,000   $ 21,431,500       $ 11,346,000

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The benchmarks for the Balanced Portfolio are the S&P 500 Index and Lehman Interm. U.S. Gov't/ Credit Index. The Composite Index consists of 55% S&P 500, 40% Lehman Interm. U.S. Gov't/ Credit and 5% 91-day T-bills.

PORTFOLIO MANAGERS

JOHN S. COLE
With Northern Trust since 2005

COLIN A. ROBERTSON
With Northern Trust since 1999

FUND FACTS (as of 11/30/07)

TICKER SYMBOL            BBALX

INCEPTION DATE
CLASS A SHARES          7/1/93
CLASS C SHARES        12/29/95
CLASS D SHARES         2/20/96

TOTAL NET ASSETS   $67,098,612

NET ASSET VALUE
CLASS A SHARES          $12.56
CLASS C SHARES           12.56
CLASS D SHARES           12.47

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS



                      THIS PAGE INTENTIONALLY LEFT BLANK

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11  EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                                   SMALL       SMALL
                                                                 INTERNATIONAL   INTERNATIONAL    COMPANY     COMPANY
                                                                     GROWTH       EQUITY INDEX     GROWTH      INDEX
Amounts in thousands, except per share data                        PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                                $216,988        $135,251     $   3,152   $ 120,604
Investments, at value/(1)/                                          $254,747        $149,332     $   3,363   $ 125,893
Cash                                                                       1               1            --         166
Foreign currencies, at value (Cost: $6,589, $1,929)                    6,770           2,018            --          --
Interest income receivable                                                 7               5            --          15
Dividend income receivable                                               400             257             1          56
Receivable for foreign tax withheld                                      232             123            --          --
Receivable for securities sold                                        11,291             606            43          57
Receivable for variation margin on futures contracts                      --             171            --          10
Receivable for fund shares sold                                        1,471             280            --         127
Receivable from affiliated administrator                                   8              22             7          10
Unrealized gain on forward foreign currency exchange contracts            --             276            --          --
Prepaid and other assets                                                   2               2             2           3
Total Assets                                                         274,929         153,093         3,416     126,337
--------------------------------------------------------------      --------        --------     ---------   ---------
LIABILITIES:
Cash overdraft                                                            --              --            --          --
Unrealized loss on forward foreign currency exchange contracts            --             375            --          --
Payable upon return of securities loaned                              10,207          10,891         1,102      42,437
Payable for securities purchased                                       5,417           6,488           117         246
Payable for fund shares redeemed                                          32               4             5           6
Payable to affiliates:
   Investment advisory fees                                              167              27             1          12
   Co-administration fees                                                 31              16            --           6
   Custody and accounting fees                                            21              12             3           6
   Transfer agent fees                                                     2               1            --           1
   Trustee fees                                                            2               1             1           2
Accrued other liabilities                                                 17               8             8           9
Total Liabilities                                                     15,896          17,823         1,237      42,725
--------------------------------------------------------------      --------        --------     ---------   ---------
Net Assets                                                          $259,033        $135,270     $   2,179   $  83,612
--------------------------------------------------------------      --------        --------     ---------   ---------
ANALYSIS OF NET ASSETS:
Capital stock                                                       $179,966        $ 97,053     $  19,594   $  92,706
Undistributed net investment income                                    3,366           3,792            --         934
Accumulated undistributed net realized gain (loss)                    37,757          20,134       (17,626)    (15,320)
Net unrealized appreciation                                           37,944          14,291           211       5,292
Net Assets                                                          $259,033        $135,270     $   2,179   $  83,612
--------------------------------------------------------------      --------        --------     ---------   ---------
Net Assets:
   Class A                                                          $258,359        $134,611     $   2,168   $  83,426
   Class C                                                                --              --            --          --
   Class D                                                               674             659            11         186
Total Shares Outstanding (no par value), Unlimited Shares
   Authorized:
   Class A                                                            17,204           8,557           184       4,851
   Class C                                                                --              --            --          --
   Class D                                                                45              43             1          11
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                          $  15.02        $  15.73     $   11.81   $   17.20
   Class C                                                                --              --            --          --
   Class D                                                             15.02           15.22         11.54       16.95
--------------------------------------------------------------      --------        --------     ---------   ---------

(1) Amounts include value of securities loaned of $9,723, $10,632, $1,081, $41,713 $1,474, $7,001, $4,943, $79,751 and $11,536, respectively.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                  MID CAP     FOCUSED    DIVERSIFIED    EQUITY
                                                                  GROWTH      GROWTH       GROWTH        INDEX      BALANCED
Amounts in thousands, except per share data                      PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                             $  6,953    $  94,849     $63,116      $687,407    $74,955
Investments, at value/(1)/                                       $  7,419    $ 107,245     $67,553      $852,064    $78,984
Cash                                                                   11            1          --           837         --
Foreign currencies, at value (Cost: $6,589, $1,929)                    --           --          --            --         --
Interest income receivable                                             --            3           1             9        189
Dividend income receivable                                              2           98         124         1,478        102
Receivable for foreign tax withheld                                    --           --          --            --         --
Receivable for securities sold                                        333           --          --        11,359      2,974
Receivable for variation margin on futures contracts                   --           --          --           197         --
Receivable for fund shares sold                                        --          209          61         2,815          3
Receivable from affiliated administrator                               12           --          17            22          6
Unrealized gain on forward foreign currency exchange contracts         --           --          --            --         --
Prepaid and other assets                                                2            7           2             8          2
Total Assets                                                        7,779      107,563      67,758       868,789     82,260
--------------------------------------------------------------   --------    ---------     -------      --------    -------
LIABILITIES:
Cash overdraft                                                         --           --          --            --      2,224
Unrealized loss on forward foreign currency exchange contracts         --           --          --            --         --
Payable upon return of securities loaned                            1,402        7,138       5,036        75,778     11,485
Payable for securities purchased                                      558        2,578       2,349         1,280      1,354
Payable for fund shares redeemed                                       11            3           8            21         26
Payable to affiliates:
   Investment advisory fees                                             4           59          31            60         27
   Co-administration fees                                              --            8           5            60          5
   Custody and accounting fees                                          3            3           3            10          3
   Transfer agent fees                                                 --            1          --             8          1
   Trustee fees                                                         1            1           1             5          1
Accrued other liabilities                                               9           13           8            98         35
Total Liabilities                                                   1,988        9,804       7,441        77,320     15,161
--------------------------------------------------------------   --------    ---------     -------      --------    -------
Net Assets                                                       $  5,791    $  97,759     $60,317      $791,469    $67,099
--------------------------------------------------------------   --------    ---------     -------      --------    -------
ANALYSIS OF NET ASSETS:
Capital stock                                                    $  7,919    $ 110,913     $53,094      $582,776    $53,900
Undistributed net investment income                                    --          496         521           345         31
Accumulated undistributed net realized gain (loss)                 (2,594)     (26,046)      2,265        43,584      9,139
Net unrealized appreciation                                           466       12,396       4,437       164,764      4,029
Net Assets                                                       $  5,791    $  97,759     $60,317      $791,469    $67,099
--------------------------------------------------------------   --------    ---------     -------      --------    -------
Net Assets:
   Class A                                                       $  5,704    $  97,501     $59,875      $761,863    $61,967
   Class C                                                             51          125          --        25,323      5,023
   Class D                                                             36          133         442         4,283        109
Total Shares Outstanding (no par value), Unlimited Shares
   Authorized:
   Class A                                                            384        6,280       7,464        44,053      4,932
   Class C                                                              3            8          --         1,472        400
   Class D                                                              2            9          58           249          9
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                       $  14.89    $   15.53     $  8.02      $  17.29    $ 12.56
   Class C                                                          14.63        15.10          --         17.21      12.56
   Class D                                                          14.47        14.76        7.62         17.18      12.47
--------------------------------------------------------------   --------    ---------     -------      --------    -------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                                                  SMALL       SMALL
                                                                INTERNATIONAL   INTERNATIONAL    COMPANY     COMPANY
                                                                   GROWTH        EQUITY INDEX     GROWTH      INDEX
Amounts in thousands                                              PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                                 $   5,281/(1)/  $  3,852/(2)/     $   7     $    961
Interest income                                                        48            193              4           94
Net income from securities loaned                                     116             40              2          160
   Total Investment Income                                          5,445          4,085             13        1,215
-------------------------------------------------------------   ---------       --------          -----     --------
EXPENSES:
Investment advisory fees                                            2,138            361             23          169
Co-administration fees                                                356            216              2           85
Custody and accounting fees                                           252            168             40          132
Transfer agent fees                                                    25             15              -            9
Registration fees                                                      25             29             34           27
Printing fees                                                           8              8              8            8
Professional fees                                                       9              9              9            9
Shareholder servicing fees                                              2              1              -            1
Trustee fees and expenses                                               6              6              6            6
Interest expense                                                        7              1              -            -
Other                                                                  12             12             11           12
-------------------------------------------------------------   ---------       --------          -----     --------
Total Expenses:                                                     2,840            826            133          458
   Less voluntary waivers of investment advisory fees                (238)             -             (4)           -
   Less expenses reimbursed by administrator                          (72)          (233)          (106)        (193)
   Less custodian credits                                              (2)             -             --           (1)
   Net Expenses                                                     2,528            593             23          264
-------------------------------------------------------------   ---------       --------          -----     --------
Net Investment Income (Loss)                                        2,917          3,492            (10)         951
-------------------------------------------------------------   ---------       --------          -----     --------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
   Investments                                                     38,384         21,802            308       13,350
   Futures contracts                                                    -            302              -           70
   Foreign currency transactions                                       79            347              -            -
Net change in unrealized appreciation (depreciation) on:
   Investments                                                      3,188         (6,746)           (29)     (12,838)
   Futures contracts                                                    -           188              --          (56)
   Foreign currency transactions and forward foreign currency
      exchange contracts                                               52           (116)            --           -
   Translation of other assets and liabilities denominated in
      foreign currencies                                                4             32             --           -
   Net Gains on Investments and Foreign Currency                   41,707         15,809            279          526
-------------------------------------------------------------   ---------       --------          -----     --------
Net Increase in Net Assets Resulting from Operations            $  44,624       $ 19,301          $ 269     $  1,477
-------------------------------------------------------------   ---------       --------          -----     --------

(1)  Net of $573 in non-reclaimable foreign withholding taxes.

(2)  Net of $411 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                     FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007

                                                                 MID CAP     FOCUSED    DIVERSIFIED    EQUITY
                                                                 GROWTH      GROWTH       GROWTH        INDEX      BALANCED
Amounts in thousands                                            PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income                                                 $   35      $ 1,145      $  847       $  13,778   $    989
Interest income                                                     12          151         110             609      1,620
Net income from securities loaned                                    2           35           5              81         24
   Total Investment Income                                          49        1,331         962          14,468      2,633
-------------------------------------------------------------   ------     --------     -------      ----------  ---------
EXPENSES:
Investment advisory fees                                            54          791         391             746        529
Co-administration fees                                               6           93          52             746         88
Custody and accounting fees                                         37           35          33             168         39
Transfer agent fees                                                  1            9           6             105         13
Registration fees                                                   34           24          39              34         25
Printing fees                                                        8            8           8              25          8
Professional fees                                                    9            9           9              27          9
Shareholder servicing fees                                          --            1           1              51          8
Trustee fees and expenses                                            6            6           6              17          6
Interest expense                                                    --            1           1              --         --
Other                                                               12           12          12              28         12
-------------------------------------------------------------   ------     --------     -------      ----------  ---------
Total Expenses:                                                    167          989         558           1,947        737
   Less voluntary waivers of investment advisory fees               (6)         (93)        (52)             --        (88)
   Less expenses reimbursed by administrator                      (106)         (94)       (107)           (292)       (96)
   Less custodian credits                                           --           --          --              (7)        (3)
   Net Expenses                                                     55          802         399           1,648        550
-------------------------------------------------------------   ------     --------     -------      ----------  ---------
Net Investment Income (Loss)                                       (6)          529         563          12,820      2,083
-------------------------------------------------------------   ------     --------     -------      ----------  ---------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains on:
   Investments                                                   1,270       10,957       2,868          82,138      9,647
   Futures contracts                                                --           --          --              72         --
   Foreign currency transactions                                    --           --          --              --         --
Net change in unrealized appreciation (depreciation) on:
   Investments                                                     (85)       3,058        (421)        (35,505)    (6,574)
   Futures contracts                                                --           --          --            (105)        --
   Foreign currency transactions and forward foreign currency
      exchange contracts                                            --           --          --              --         --
   Translation of other assets and liabilities denominated in
      foreign currencies                                            --           --          --              --         --
   Net Gains on Investments and Foreign Currency                 1,185       14,015       2,447          46,600      3,073
-------------------------------------------------------------   ------     --------     -------      ----------  ---------
Net Increase in Net Assets Resulting from Operations            $1,179      $14,544      $3,010       $  59,420   $  5,156
-------------------------------------------------------------   ------     --------     -------      ----------  ---------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           SMALL
                                                             INTERNATIONAL         INTERNATIONAL          COMPANY
                                                                 GROWTH            EQUITY INDEX           GROWTH
                                                               PORTFOLIO             PORTFOLIO           PORTFOLIO
                                                          ------------------------------------------------------------
Amounts in thousands                                        2007       2006       2007       2006      2007      2006
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $  2,917   $  2,456   $  3,492   $  2,752   $  (10)  $    (3)
Net realized gains                                          38,463     27,522     22,451     12,789      308     1,677
Net change in unrealized appreciation (depreciation)         3,244     14,262     (6,642)    11,961      (29)     (691)
   Net Increase in Net Assets Resulting from Operations     44,624     44,240     19,301     27,502      269       983
-------------------------------------------------------   --------   --------   --------   --------   ------   -------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   Class A share transactions                               10,556       (213)     3,450    (10,269)    (652)   (5,627)
Net increase (decrease) in net assets resulting from
   Class C share transactions                                   --         --         --         --       --        --
Net increase (decrease) in net assets resulting from
   Class D share transactions                                   25        (45)       537          4       (9)       (5)
   Net Increase (Decrease) in Net Assets Resulting from
      Capital Share Transactions                            10,581       (258)     3,987    (10,265)    (661)   (5,632)
-------------------------------------------------------   --------   --------   --------   --------   ------   -------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                  (2,081)    (2,096)    (3,448)    (2,217)      --        --
From net realized gains                                     (6,355)        --    (12,460)    (2,796)      --        --
   Total Distributions to Class A shareholders              (8,436)    (2,096)   (15,908)    (5,013)      --        --
-------------------------------------------------------   --------   --------   --------   --------   ------   -------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                      --         --         --         --       --        --
From net realized gains                                         --         --         --         --       --        --
   Total Distributions to Class C shareholders                  --         --         --         --       --        --
-------------------------------------------------------   --------   --------   --------   --------   ------   -------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                      (3)        (4)        (2)        (1)      --        --
From net realized gains                                        (17)        --        (10)        (2)      --        --
   Total Distributions to Class D shareholders                 (20)        (4)       (12)        (3)      --        --
-------------------------------------------------------   --------   --------   --------   --------   ------   -------
Total Increase (Decrease) in Net Assets                     46,749     41,882      7,368     12,221     (392)   (4,649)
NET ASSETS:
Beginning of year                                          212,284    170,402    127,902    115,681    2,571     7,220
End of year                                               $259,033   $212,284   $135,270   $127,902   $2,179   $ 2,571
-------------------------------------------------------   --------   --------   --------   --------   ------   -------
Undistributed Net Investment Income                       $  3,366   $  1,945   $  3,792   $  2,718   $   --   $   --
-------------------------------------------------------   --------   --------   --------   --------   ------   -------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                 SMALL
                                                                COMPANY               MID CAP               FOCUSED
                                                                 INDEX                GROWTH                GROWTH
                                                               PORTFOLIO            PORTFOLIO              PORTFOLIO
                                                          ---------------------------------------------------------------
Amounts in thousands                                         2007      2006       2007      2006       2007       2006
-------------------------------------------------------   ---------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $    951   $    856   $    (6)  $      6   $    529   $     468
Net realized gains                                          13,420     11,264     1,270      3,291     10,957      12,558
Net change in unrealized appreciation (depreciation)       (12,894)      (787)      (85)    (2,350)     3,058      (6,192)
   Net Increase in Net Assets Resulting from Operations      1,477     11,333     1,179        947     14,544       6,834
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   Class A share transactions                              (19,786)    18,532    (2,068)   (11,347)   (11,547)    (62,266)
Net increase (decrease) in net assets resulting from
   Class C share transactions                                   --         --        20     (5,248)        15      (7,764)
Net increase (decrease) in net assets resulting from
   Class D share transactions                                  (53)      (172)      (11)      (113)       (25)       (105)
   Net Increase (Decrease) in Net Assets Resulting from
      Capital Share Transactions                           (19,839)    18,360    (2,059)   (16,708)   (11,557)    (70,135)
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                    (752)      (752)      (10)        --       (500)       (431)
From net realized gains                                         --         --        --         --         --          --
   Total Distributions to Class A shareholders                (752)      (752)      (10)        --       (500)       (431)
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                      --         --        --         --         --          --
From net realized gains                                         --         --        --         --         --          --
   Total Distributions to Class C shareholders                  --         --        --         --         --          --
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                      (1)        (3)       --         --         --          --
From net realized gains                                         --         --        --         --         --          --
   Total Distributions to Class D shareholders                  (1)        (3)       --         --         --          --
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------
Total Increase (Decrease) in Net Assets                    (19,115)    28,938      (890)   (15,761)     2,487     (63,732)
NET ASSETS:
Beginning of year                                          102,727     73,789     6,681     22,442     95,272     159,004
End of year                                               $ 83,612   $102,727   $ 5,791   $  6,681   $ 97,759   $  95,272
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------
Undistributed Net Investment Income                       $    934   $    808   $    --   $      6   $    496   $     467
-------------------------------------------------------   --------   --------   -------   --------   --------   ---------

                                                             DIVERSIFIED             EQUITY
                                                               GROWTH                 INDEX               BALANCED
                                                              PORTFOLIO             PORTFOLIO            PORTFOLIO
                                                          --------------------------------------------------------------
Amounts in thousands                                        2007       2006      2007       2006       2007       2006
-------------------------------------------------------   --------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                              $    563   $   349   $ 12,820   $ 13,099   $  2,083   $  2,810
Net realized gains                                           2,868     2,878     82,210     44,957      9,647      5,905
Net change in unrealized appreciation (depreciation)          (421)       17    (35,610)    42,264     (6,574)      (422)
   Net Increase in Net Assets Resulting from Operations      3,010     3,244     59,420    100,320      5,156      8,293
-------------------------------------------------------   --------   -------   --------   --------   --------   --------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from
   Class A share transactions                               17,643     4,949     27,196    (78,350)   (61,811)    (4,646)
Net increase (decrease) in net assets resulting from
   Class C share transactions                                   --        --     (1,613)      (169)       728       (214)
Net increase (decrease) in net assets resulting from
   Class D share transactions                                  243        60       (375)    (6,061)      (147)         3
   Net Increase (Decrease) in Net Assets Resulting from
      Capital Share Transactions                            17,886     5,009     25,208    (84,580)   (61,230)    (4,857)
-------------------------------------------------------   --------   -------   --------   --------   --------   --------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
From net investment income                                    (376)     (263)   (12,572)   (12,547)    (2,039)    (2,699)
From net realized gains                                     (2,872)   (3,567)   (35,070)   (26,996)    (4,243)    (5,645)
   Total Distributions to Class A shareholders              (3,248)   (3,830)   (47,642)   (39,543)    (6,282)    (8,344)
-------------------------------------------------------   --------   -------   --------   --------   --------   --------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
From net investment income                                      --        --       (388)      (373)      (119)       (86)
From net realized gains                                         --        --     (1,297)      (906)      (146)      (195)
   Total Distributions to Class C shareholders                  --        --     (1,685)    (1,279)      (265)      (281)
-------------------------------------------------------   --------   -------   --------   --------   --------   --------
DISTRIBUTIONS TO CLASS D SHAREHOLDERS:
From net investment income                                      (3)       --        (59)       (99)        (4)        (5)
From net realized gains                                        (28)      (13)      (224)      (379)        (8)       (12)
   Total Distributions to Class D shareholders                 (31)      (13)      (283)      (478)       (12)       (17)
-------------------------------------------------------   --------   -------   --------   --------   --------   --------
Total Increase (Decrease) in Net Assets                     17,617     4,410     35,018    (25,560)   (62,633)    (5,206)
NET ASSETS:
Beginning of year                                           42,700    38,290    756,451    782,011    129,732    134,938
End of year                                               $ 60,317   $42,700   $791,469   $756,451   $ 67,099   $129,732
-------------------------------------------------------   --------   -------   --------   --------   --------   --------
Undistributed Net Investment Income                       $    521   $   337   $    345   $    607   $     31   $    113
-------------------------------------------------------   --------   -------   --------   --------   --------   --------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO                                                                     CLASS A
                                                                       -----------------------------------------------------------
Selected per share data                                                   2007      2006       2005            2004      2003/(4)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                     $  12.91   $  10.31   $   9.44        $   7.78    $   6.33
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.17       0.15       0.16            0.08        0.07
Net realized and unrealized gains                                          2.46       2.58       0.82            1.63        1.43
   Total from Investment Operations                                        2.63       2.73       0.98            1.71        1.50
--------------------------------------------------------------------   --------   --------   --------        --------    --------
LESS DISTRIBUTIONS PAID :
      From net investment income/(1)/                                     (0.13)     (0.13)     (0.11)          (0.05)      (0.05)
      From net realized gains                                             (0.39)        --         --              --          --
         Total Distributions Paid                                         (0.52)     (0.13)     (0.11)          (0.05)      (0.05)
--------------------------------------------------------------------   --------   --------   --------        --------    --------
Net Asset Value, End of Year                                           $  15.02   $  12.91   $  10.31        $   9.44    $   7.78
--------------------------------------------------------------------   --------   --------   --------        --------    --------
Total Return/(2)/                                                         21.00%     26.70%     10.54%          22.14%      24.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                  $258,359   $211,732   $169,921        $162,643    $134,636
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                    1.06%      1.06%      1.07%/(3)/      1.06%      1.06%
   Expenses, before waivers, reimbursements and credits                    1.19%      1.20%      1.21%           1.21%      1.21%
   Net investment income, net of waivers, reimbursements and credits       1.23%      1.32%      1.57%           0.92%      1.01%
   Net investment income, before waivers, reimbursements and credits       1.10%      1.18%      1.43%           0.77%      0.86%
Portfolio Turnover Rate                                                   87.63%     94.13%     85.60%          93.81%     87.13%
--------------------------------------------------------------------   --------   --------   --------        --------    --------

                                                                                                   CLASS D
                                                                       -----------------------------------------------------------
Selected per share data                                                   2007      2006       2005            2004      2003/(4)/
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                     $  12.92   $  10.32   $   9.43        $   7.77    $   6.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.11       0.12       0.09            0.07        0.01
Net realized and unrealized gains                                          2.46       2.57       0.87            1.60        1.47
   Total from Investment Operations                                        2.57       2.69       0.96            1.67        1.48
--------------------------------------------------------------------   --------   --------   --------        --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                                        (0.08)     (0.09)     (0.07)          (0.01)      (0.01)
   From net realized gains                                                (0.39)        --         --              --          --
      Total Distributions Paid                                            (0.47)     (0.09)     (0.07)          (0.01)      (0.01)
--------------------------------------------------------------------   --------   --------   --------        --------    --------
Net Asset Value, End of Year                                           $  15.02   $  12.92   $  10.32        $   9.43    $   7.77
--------------------------------------------------------------------   --------   --------   --------        --------    --------
Total Return/(2)/                                                         20.46%     26.21%     10.22%          21.48%      23.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                  $     674  $    552   $    481        $    379    $    303
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                    1.45%      1.45%      1.46%/(3)/      1.45%       1.45%
   Expenses, before waivers, reimbursements and credits                    1.58%      1.59%      1.60%           1.60%       1.60%
   Net investment income, net of waivers, reimbursements and credits       0.84%      0.93%      1.18%           0.53%       0.62%
   Net investment income, before waivers, reimbursements and credits       0.71%      0.79%      1.04%           0.38%       0.47%
Portfolio Turnover Rate                                                   87.63%     94.13%     85.60%          93.81%      87.13%
--------------------------------------------------------------------   --------   --------   --------        --------    --------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(4) Net investment income for the year ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO                                                    CLASS A
                                                              ----------------------------------------------------------
Selected per share data                                       2007/(3)/     2006     2005/(3)/       2004/(3)/     2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  15.54   $  12.61    $  11.41        $  9.48    $  7.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.36       0.33        0.27           0.28       0.24
Net realized and unrealized gains                                  1.94       3.14        1.13           2.01       1.60
   Total from Investment Operations                                2.30       3.47        1.40           2.29       1.84
-----------------------------------------------------------    --------   --------    --------        -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                                (0.46)     (0.24)      (0.20)         (0.36)     (0.13)
   From net realized gains                                        (1.65)     (0.30)         --             --         --
      Total Distributions Paid                                    (2.11)     (0.54)      (0.20)         (0.36)     (0.13)
-----------------------------------------------------------    --------   --------    --------        -------    -------
Net Asset Value, End of Year                                   $  15.73   $  15.54    $  12.61        $ 11.41    $  9.48
-----------------------------------------------------------    --------   --------    --------        -------    -------
Total Return/(2)/                                                 16.74%     28.52%      12.45%         24.96%     24.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $134,611   $127,809    $115,608        $78,968    $59,240
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                     0.41%      0.41%       0.46%/(4)/     0.51%      0.51%
   Expenses, before waivers and reimbursements                     0.57%      0.58%       0.65%          0.73%      0.70%
   Net investment income, net of waivers and reimbursements        2.42%      2.43%       2.29%          1.92%      2.14%
   Net investment income, before waivers and reimbursements        2.26%      2.26%       2.10%          1.70%      1.95%
Portfolio Turnover Rate                                           73.12%     68.17%     110.54%          9.80%     54.71%
-----------------------------------------------------------    --------   --------    --------        -------    -------

                                                                                      CLASS D
                                                              ------------------------------------------------------
Selected per share data                                       2007/(3)/    2006    2005/(3)/      2004/(3)/    2003
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 15.09    $12.26    $ 11.12        $ 9.26     $ 7.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.24      0.30       0.18          0.24       0.12
Net realized and unrealized gains                                 1.94      3.02       1.12          1.95       1.60
   Total from Investment Operations                               2.18      3.32       1.30          2.19       1.72
-----------------------------------------------------------    -------    ------    -------        ------     ------
LESS DISTRIBUTIONS PAID:
   From net investment income/(1)/                               (0.40)    (0.19)     (0.16)        (0.33)     (0.12)
   From net realized gains                                       (1.65)    (0.30)        --            --         --
      Total Distributions Paid                                   (2.05)    (0.49)     (0.16)        (0.33)     (0.12)
-----------------------------------------------------------    -------    ------    -------        ------     ------
Net Asset Value, End of Year                                   $ 15.22    $15.09    $ 12.26        $11.12     $ 9.26
-----------------------------------------------------------    -------    ------    -------        ------     ------
Total Return/(2)/                                                16.40%    28.03%     11.85%        24.38%     22.98%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $   659    $   93    $    73        $  136     $   84
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                    0.80%     0.80%      0.85%/(4)/    0.90%      0.90%
   Expenses, before waivers and reimbursements                    0.96%     0.97%      1.04%         1.12%      1.09%
   Net investment income, net of waivers and reimbursements       2.03%     2.04%      1.90%         1.53%      1.75%
   Net investment income, before waivers and reimbursements       1.87%     1.87%      1.71%         1.31%      1.56%
Portfolio Turnover Rate                                          73.12%    68.17%    110.54%         9.80%     54.71%
-----------------------------------------------------------    -------    ------    -------        ------     ------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Net investment income for the years ended was calculated using the average shares outstanding method.
(4) Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers and reimbursements, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

SMALL COMPANY GROWTH PORTFOLIO                                                          CLASS A
                                                          -----------------------------------------------------------------
Selected per share data                                   2007/(2)/        2006        2005/(2)/     2004/(2)/       2003
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $ 10.60       $  9.13        $ 8.15        $  8.17       $  6.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.04)        (0.01)        (0.05)         (0.05)        (0.05)
Net realized and unrealized gains                             1.25          1.48          1.03           0.03          2.03
   Total from Investment Operations                           1.21          1.47          0.98          (0.02)         1.98
-------------------------------------------------------    -------       -------        ------        -------       -------
Net Asset Value, End of Year                               $ 11.81       $ 10.60        $ 9.13        $  8.15       $  8.17
-------------------------------------------------------    -------       -------        ------        -------       -------
Total Return/(1)/                                            11.42%        16.10%        12.02%         (0.25)%       31.99%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $ 2,168       $ 2,553        $7,200        $10,785       $33,608
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits       0.92%/(3)/    0.92%/(3)/    0.92%/(3)/     0.92%/(3)/    0.91%
   Expenses, before waivers, reimbursements and credits       5.48%         3.21%         2.12%          1.57%         1.35%
   Net investment loss, net of waivers, reimbursements
      and credits                                            (0.40)%       (0.06)%       (0.54)%        (0.34)%       (0.61)%
   Net investment loss, before waivers, reimbursements
      and credits                                            (4.96)%       (2.35)%       (1.74)%        (0.99)%       (1.05)%
Portfolio Turnover Rate                                     171.19%       275.73%         85.43%       286.92%       263.21%
-------------------------------------------------------    -------       -------        ------        -------       -------

                                                                                     CLASS D
                                                          ---------------------------------------------------------------
Selected per share data                                    2007/(2)/      2006        2005/(2)/     2004/(2)/       2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $ 10.40       $  9.00       $  8.06       $  8.11       $  6.17
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.11)        (0.06)        (0.08)        (0.07)        (0.07)
Net realized and unrealized gains                            1.25          1.46          1.02          0.02          2.01
   Total from Investment Operations                          1.14          1.40          0.94         (0.05)         1.94
-------------------------------------------------------   -------       -------       -------       -------       -------
Net Asset Value, End of Year                              $ 11.54       $ 10.40       $  9.00       $  8.06       $  8.11
-------------------------------------------------------   -------       -------       -------       -------       -------
Total Return/(1)/                                           10.96%        15.56%        11.66%        (0.62)%       31.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of Year                     $    11       $    18       $    20       $    26       $    56
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits      1.31%/(3)/    1.31%/(3)/    1.31%/(3)/    1.31%/(3)/    1.30%
   Expenses, before waivers, reimbursements and credits      5.87%         3.60%         2.51%         1.96%         1.74%
   Net investment loss, net of waivers, reimbursements
      and credits                                           (0.79)%       (0.45)%       (0.93)%       (0.73)%       (1.00)%
   Net investment loss, before waivers, reimbursements
      and credits                                           (5.35)%       (2.74)%       (2.13)%       (1.38)%       (1.44)%
Portfolio Turnover Rate                                    171.19%       275.73%        85.43%       286.92%       263.21%
-------------------------------------------------------   -------       -------       -------       -------       -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment loss for the years ended was calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO                                                   CLASS A
                                                           ---------------------------------------------------
Selected per share data                                     2007      2006       2005    2004/(2)/   2003/(2)/
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $17.52   $  15.12   $ 14.08    $ 12.17     $  9.04
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.20       0.16      0.18       0.12        0.10
Net realized and unrealized gains (losses)                  (0.39)      2.41      0.95       1.95        3.12
   Total from Investment Operations                         (0.19)      2.57      1.13       2.07        3.22
--------------------------------------------------------   ------   --------   -------    -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.13)     (0.17)    (0.09)     (0.16)      (0.09)
   From net realized gains                                     --         --        --         --          --
      Total Distributions Paid                              (0.13)     (0.17)    (0.09)     (0.16)      (0.09)
--------------------------------------------------------   ------   --------   -------    -------     -------
Net Asset Value, End of Year                               $17.20   $  17.52   $ 15.12    $ 14.08     $ 12.17
--------------------------------------------------------   ------   --------   -------    -------     -------
Total Return/(1)/                                           (1.05)%    17.12%     8.08%     17.23%      36.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $83,426  $102,484   $73,416    $77,506     $74,400
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits      0.31%      0.31%     0.31%      0.31%       0.31%
   Expenses, before waivers, reimbursements and credits      0.54%      0.53%     0.55%      0.59%       0.64%
   Net investment income, net of waivers, reimbursements
      and credits                                            1.36%      1.19%     1.11%      0.96%       1.12%
   Net investment income, before waivers, reimbursements
      and credits                                            1.13%      0.97%     0.87%      0.68%       0.79%
Portfolio Turnover Rate                                     37.40%     45.99%    33.95%     23.36%      24.61%
--------------------------------------------------------   ------   --------   -------    -------     -------

                                                                              CLASS D
                                                           ------------------------------------------------
Selected per share data                                     2007      2006    2005    2004/(2)/   2003/(2)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $17.25   $14.89   $13.87    $11.98      $ 8.92
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                        0.12     0.08     0.10      0.07        0.06
Net realized and unrealized gains (losses)                  (0.37)    2.39     0.97      1.95        3.07
   Total from Investment Operations                         (0.25)    2.47     1.07      2.02        3.13
--------------------------------------------------------   ------   ------   ------    ------      ------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.05)   (0.11)   (0.05)    (0.13)      (0.07)
   From net realized gains                                     --       --       --        --          --
      Total Distributions Paid                              (0.05)   (0.11)   (0.05)    (0.13)      (0.07)
--------------------------------------------------------   ------   ------   ------    ------      ------
Net Asset Value, End of Year                               $16.95   $17.25   $14.89    $13.87      $11.98
--------------------------------------------------------   ------   ------   ------    ------      ------
Total Return/(1)/                                           (1.41)%  16.66%    7.71%    17.00%      35.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $  186   $  243   $  373    $  314      $  135
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits      0.70%    0.70%    0.70%     0.70%       0.70%
   Expenses, before waivers, reimbursements and credits      0.93%    0.92%    0.94%     0.98%       1.03%
   Net investment income, net of waivers, reimbursements
      and credits                                            0.97%    0.80%    0.72%     0.57%       0.73%
   Net investment income, before waivers, reimbursements
      and credits                                            0.74%    0.58%    0.48%     0.29%       0.40%
Portfolio Turnover Rate                                     37.40%   45.99%   33.95%    23.36%      24.61%
--------------------------------------------------------   ------   ------   ------    ------      ------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

MID CAP GROWTH PORTFOLIO                                                              CLASS A
                                                          ---------------------------------------------------------------
Selected per share data                                   2007/(2)/      2006/(2)/   2005/(2)/      2004/(2)/   2003/(2)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $ 12.26        $ 11.54     $ 10.41        $  9.96     $  7.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (0.01)          0.01       (0.06)         (0.05)      (0.05)
Net realized and unrealized gains                            2.66           0.71        1.19           0.50        2.07
   Total from Investment Operations                          2.65           0.72        1.13           0.45        2.02
-------------------------------------------------------   -------        -------     -------        -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.02)            --          --             --          --
      Total Distributions Paid                              (0.02)            --          --             --          --
-------------------------------------------------------   -------        -------     -------        -------     -------
Net Asset Value, End of Year                              $ 14.89        $ 12.26     $ 11.54        $ 10.41     $  9.96
-------------------------------------------------------   -------        -------     -------        -------     -------
Total Return(/1/)                                           21.63%          6.24%      10.85%          4.52%      25.44%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $ 5,704        $ 6,616     $16,998        $24,204     $27,536
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and
      credits                                                0.92%/(3)/      0.91%      0.92%/(3)/     0.91%       0.91%
   Expenses, before waivers, reimbursements and credits      2.78%          1.68%       1.39%          1.36%       1.30%
   Net investment income (loss), net of waivers,
      reimbursements and credits                            (0.10)%         0.12%      (0.41)%        (0.54)%     (0.57)%
   Net investment income (loss), before waivers,
      reimbursements and credits                            (1.96)%        (0.65)%     (0.88)%        (0.99)%     (0.96)%
Portfolio Turnover Rate                                    248.47%        178.56%      98.76%        150.69%     236.64%
-------------------------------------------------------   -------        -------     -------        -------     -------

                                                                                     CLASS C
                                                          ------------------------------------------------------------
Selected per share data                                   2007/(2)/     2006/(2)/   2005/(2)/    2004/(2)/   2003/(2)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                        $ 12.08       $ 11.41     $10.32       $  9.90     $  7.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                         (0.05)        (0.01)     (0.06)        (0.08)      (0.07)
Net realized and unrealized gains                            2.62          0.68       1.15          0.50        2.07
   Total from Investment Operations                          2.57          0.67       1.09          0.42        2.00
-------------------------------------------------------   -------       -------     ------       -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                               (0.02)           --         --            --          --
      Total Distributions Paid                              (0.02)           --         --            --          --
-------------------------------------------------------   -------       -------     ------       -------     -------
Net Asset Value, End of Year                              $ 14.63       $ 12.08     $11.41       $ 10.32     $  9.90
-------------------------------------------------------   -------       -------     ------       -------     -------
Total Return/(1)/                                           21.30%         5.87%     10.56%         4.24%      25.32%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                     $    51       $    25     $5,300       $ 4,083     $ 3,186
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and              1.16%/(3)/    1.15%      1.16%/(3)/    1.15%       1.15%
      credits
   Expenses, before waivers, reimbursements and credits      3.02%         1.92%      1.63%         1.60%       1.54%
   Net investment loss, net of waivers, reimbursements
      and credits                                           (0.34)%       (0.12)%    (0.65)%       (0.78)%     (0.81)%
   Net investment loss, before waivers, reimbursements
      and credits                                           (2.20)%       (0.89)%    (1.12)%       (1.23)%     (1.20)%
Portfolio Turnover Rate                                    248.47%       178.56%     98.76%       150.69%     236.64%
-------------------------------------------------------   -------       -------     ------       -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income (loss) for the years ended was calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MID CAP GROWTH PORTFOLIO                                                               CLASS D
                                                            -------------------------------------------------------------
Selected per share data                                     2007/(2)/     2006/(2)/   2005/(2)/     2004/(2)/   2003/(2)/
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $ 11.97       $ 11.32     $ 10.25       $  9.85     $  7.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.06)        (0.04)      (0.10)        (0.09)      (0.08)
Net realized and unrealized gains                              2.58          0.69        1.17          0.49        2.05
   Total from Investment Operations                            2.52          0.65        1.07          0.40        1.97
---------------------------------------------------------   -------       -------     -------       -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.02)           --          --            --          --
      Total Distributions Paid                                (0.02)           --          --            --          --
---------------------------------------------------------   -------       -------     -------       -------     -------
Net Asset Value, End of Year                                $ 14.47       $ 11.97     $ 11.32       $ 10.25     $  9.85
---------------------------------------------------------   -------       -------     -------       -------     -------
Total Return/(1)/                                             21.15%         5.74%      10.44%         4.06%      25.00%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $    36       $    40     $   144       $   443     $   264
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 1.31%/(3)/    1.30%       1.31%/(3)/    1.30%       1.30%
   Expenses, before waivers and reimbursements                 3.17%         2.07%       1.78%         1.75%       1.69%
   Net investment loss, net of waivers and reimbursements     (0.49)%       (0.27)%     (0.80)%       (0.93)%     (0.96)%
   Net investment loss, before waivers and reimbursements     (2.35)%       (1.04)%     (1.27)%       (1.38)%     (1.35)%
Portfolio Turnover Rate                                      248.47%       178.56%      98.76%       150.69%     236.64%
---------------------------------------------------------   -------       -------     -------       -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment loss for the years ended was calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

FOCUSED GROWTH PORTFOLIO                                                            CLASS A
                                                            ------------------------------------------------------
Selected per share data                                     2007/(2)/     2006    2005/(2)/     2004     2003/(2)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $ 13.33    $ 12.46    $  11.67    $ 11.23   $  10.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.08       0.07        0.04       0.06         --
Net realized and unrealized gains                               2.19       0.84        0.81       0.38       0.97
   Total from Investment Operations                             2.27       0.91        0.85       0.44       0.97
---------------------------------------------------------    -------    -------   ---------   --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.07)     (0.04)      (0.06)        --         --
      Total Distributions Paid                                 (0.07)     (0.04)      (0.06)        --         --
---------------------------------------------------------    -------    -------   ---------   --------   --------
Net Asset Value, End of Year                                 $ 15.53    $ 13.33    $  12.46    $ 11.67   $  11.23
---------------------------------------------------------    -------    -------   ---------   --------   --------
Total Return(1)                                                17.12%      7.29%       7.35%      3.92%      9.45%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $97,501    $95,041    $150,994   $183,444   $210,064
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits         0.86%      0.86%       0.86%      0.86%      0.86%
   Expenses, before waivers, reimbursements and credits         1.06%      1.06%       1.01%      1.01%      1.00%
   Net investment income, net of waivers, reimbursements
      and credits                                               0.57%      0.48%       0.26%      0.52%     (0.03)%
   Net investment income, before waivers, reimbursements
      and credits                                               0.37%      0.28%       0.11%      0.37%     (0.17)%
Portfolio Turnover Rate                                       146.66%    151.02%     178.43%    189.01%    202.69%
---------------------------------------------------------    -------    -------   ---------   --------   --------

                                                                                   CLASS C
                                                            -----------------------------------------------------
Selected per share data                                     2007/(2)/     2006    2005/(2)/     2004    2003/(2)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $ 12.98     $ 12.23   $ 11.45     $ 11.05   $ 10.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.01       (0.07)       --        0.03        --
Net realized and unrealized gains                              2.16        0.86      0.82        0.37      0.93
   Total from Investment Operations                            2.17        0.79      0.82        0.40      0.93
---------------------------------------------------------   -------     -------   -------     -------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                 (0.05)      (0.04)    (0.04)         --        --
      Total Distributions Paid                                (0.05)      (0.04)    (0.04)         --        --
---------------------------------------------------------   -------     -------   -------     -------   -------
Net Asset Value, End of Year                                $ 15.10     $ 12.98   $ 12.23     $ 11.45   $ 11.05
---------------------------------------------------------   -------     -------   -------     -------   -------
Total Return/(1)/                                             16.78%       6.44%     7.16%       3.62%     9.30%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $   125     $    92   $ 7,779     $15,926   $16,153
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and                1.10%       1.10%     1.10%       1.10%     1.10%
      credits
   Expenses, before waivers, reimbursements and credits        1.30%       1.30%     1.25%       1.25%     1.24%
   Net investment income (loss), net of waivers,
      reimbursements and credits                               0.33%       0.24%     0.02%       0.28%    (0.27)%
   Net investment income (loss), before waivers,
      reimbursements and credits                               0.13%       0.04%    (0.13)%      0.13%    (0.41)%
Portfolio Turnover Rate                                      146.66%     151.02%   178.43%     189.01%   202.69%
---------------------------------------------------------   -------     -------   -------     -------   -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income (loss) for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO                                                                      CLASS D
                                                                      -------------------------------------------------------
Selected per share data                                               2007/(2)/    2006     2005/(2)/      2004     2003/(2)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                    $ 12.68    $ 11.90    $   11.15    $ 10.78    $  9.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                            (0.05)     (0.08)       (0.02)      0.01      (0.01)
Net realized and unrealized gains                                        2.14       0.90         0.79       0.36       0.90
   Total from Investment Operations                                      2.09       0.82         0.77       0.37       0.89
-------------------------------------------------------------------   -------    -------    ---------    -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                           (0.01)     (0.04)       (0.02)        --         --
      Total Distributions Paid                                          (0.01)     (0.04)       (0.02)        --         --
-------------------------------------------------------------------   -------    -------    ---------    -------    -------
Net Asset Value, End of Year                                          $ 14.76    $ 12.68    $   11.90    $ 11.15    $ 10.78
-------------------------------------------------------------------   -------    -------    ---------    -------    -------
Total Return/(1)/                                                       16.51%      6.87%        6.95%      3.43%      9.11%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                 $   133    $   139    $     231    $ 1,362    $ 1,800
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                  1.25%      1.25%        1.25%      1.25%      1.25%
   Expenses, before waivers, reimbursements and credits                  1.45%      1.45%        1.40%      1.40%      1.39%
   Net investment income (loss), net of waivers, reimbursements and
      credits                                                            0.18%      0.09%       (0.13)%     0.13%     (0.42)%
   Net investment income (loss), before waivers, reimbursements and
      credits                                                           (0.02)%    (0.11)%      (0.28)%    (0.02)%    (0.56)%
Portfolio Turnover Rate                                                146.66%    151.02%      178.43%    189.01%    202.69%
-------------------------------------------------------------------   -------    -------    ---------    -------    -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income (loss) for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

DIVERSIFIED GROWTH PORTFOLIO                                                              CLASS A
                                                               --------------------------------------------------------------
Selected per share data                                        2007/(2)/    2006/(2)/    2005/(2)/        2004         2003
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $  8.09      $  8.30      $  7.58       $  7.09       $  6.17
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.09         0.07         0.05          0.06          0.04
Net realized and unrealized gains                                  0.44         0.57         0.73          0.47          0.91
   Total from Investment Operations                                0.53         0.64         0.78          0.53          0.95
------------------------------------------------------------    -------      -------      -------       -------       -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.07)       (0.06)       (0.06)        (0.04)        (0.03)
   From net realized gains                                        (0.53)       (0.79)          --            --            --
      Total Distributions Paid                                    (0.60)       (0.85)       (0.06)        (0.04)        (0.03)
------------------------------------------------------------    -------      -------      -------       -------       -------
Net Asset Value, End of Year                                    $  8.02      $  8.09      $  8.30       $  7.58       $  7.09
------------------------------------------------------------    -------      -------      -------       -------       -------
Total Return/(1)/                                                  6.90%        8.36%       10.33%         7.47%        15.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $59,875      $42,505      $38,154       $44,967       $59,580
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits            0.76%        0.76%        0.77%/(3)/    0.77%/(3)/    0.76%
   Expenses, before waivers, reimbursements and credits            1.07%        1.15%        1.08%         1.03%         0.97%
   Net investment income, net of waivers, reimbursements and
      credits                                                      1.09%        0.96%        0.64%         0.64%         0.53%
   Net investment income, before waivers, reimbursements and
      credits                                                      0.78%        0.57%        0.33%         0.38%         0.32%
Portfolio Turnover Rate                                           89.01%      123.43%       49.34%       102.83%       104.96%
------------------------------------------------------------    -------      -------      -------       -------       -------

                                                                                         CLASS D
                                                               --------------------------------------------------------------
Selected per share data                                        2007/(2)/    2006/(2)/    2005/(2)/       2004           2003
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $ 7.73       $  7.95      $ 7.27        $  6.81       $  5.93
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             0.05          0.04        0.01           0.04            --
Net realized and unrealized gains                                 0.43          0.54        0.70           0.43          0.89
   Total from Investment Operations                               0.48          0.58        0.71           0.47          0.89
------------------------------------------------------------    -------      -------      -------       -------       -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                    (0.06)        (0.01)      (0.03)         (0.01)        (0.01)
   From net realized gains                                       (0.53)        (0.79)         --             --            --
      Total Distributions Paid                                   (0.59)        (0.80)      (0.03)         (0.01)        (0.01)
------------------------------------------------------------    -------      -------      -------       -------       -------
Net Asset Value, End of Year                                    $ 7.62       $  7.73      $ 7.95        $  7.27       $  6.81
------------------------------------------------------------    -------      -------      -------       -------       -------
Total Return/(1)/                                                 6.50%         7.87%       9.82%          6.99%        15.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $  442       $   195      $  136        $   524       $   448
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits           1.15%         1.15%       1.16%/(3)/     1.16%/(3)/    1.15%
   Expenses, before waivers, reimbursements and credits           1.46%         1.54%       1.47%          1.42%         1.36%
   Net investment income, net of waivers, reimbursements and
      credits                                                     0.70%         0.57%       0.25%          0.25%         0.14%
   Net investment income, before waivers, reimbursements and
      credits                                                     0.39%         0.18%      (0.06)%        (0.01)%       (0.07)%
Portfolio Turnover Rate                                          89.01%       123.43%      49.34%        102.83%       104.96%
------------------------------------------------------------    -------      -------      -------       -------       -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income for the years ended was calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO                                                                  CLASS A
                                                               ---------------------------------------------------------
Selected per share data                                          2007      2006/(2)/   2005/(2)/   2004/(2)/   2003/(2)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  17.17    $  15.89    $  15.11    $  13.66    $  12.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.29        0.27        0.26        0.26        0.19
Net realized and unrealized gains                                  0.95        1.87        0.97        1.46        1.57
   Total from Investment Operations                                1.24        2.14        1.23        1.72        1.76
------------------------------------------------------------   --------    --------    --------    --------    --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.29)      (0.28)      (0.25)      (0.26)      (0.24)
   From net realized gains                                        (0.83)      (0.58)      (0.20)      (0.01)      (0.22)
      Total Distributions Paid                                    (1.12)      (0.86)      (0.45)      (0.27)      (0.46)
------------------------------------------------------------   --------    --------    --------    --------    --------
Net Asset Value, End of Year                                   $  17.29    $  17.17    $  15.89    $  15.11    $  13.66
------------------------------------------------------------   --------    --------    --------    --------    --------
Total Return/(1)/                                                  7.59%      14.03%       8.28%      12.66%      14.78%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $761,863    $725,157    $746,734    $693,670    $637,603
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits            0.21%       0.21%       0.21%       0.21%       0.21%
   Expenses, before waivers, reimbursements and credits            0.25%       0.28%       0.34%       0.34%       0.35%
   Net investment income, net of waivers, reimbursements and
      credits                                                      1.74%       1.72%       1.70%       1.82%       1.59%
   Net investment income, before waivers, reimbursements and
      credits                                                      1.70%       1.65%       1.57%       1.69%       1.45%
Portfolio Turnover Rate                                           43.91%      17.12%      18.74%      11.93%      16.04%
------------------------------------------------------------   --------    --------    --------    --------    --------

                                                                                       CLASS C
                                                               ---------------------------------------------------------
Selected per share data                                          2007      2006/(2)/   2005/(2)/   2004/(2)/   2003/(2)/
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $  17.09    $  15.82    $ 15.05     $ 13.60     $ 12.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                              0.23        0.24       0.22        0.24        0.16
Net realized and unrealized gains                                  0.97        1.85       0.97        1.44        1.56
   Total from Investment Operations                                1.20        2.09       1.19        1.68        1.72
------------------------------------------------------------   --------    --------    -------     -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                     (0.25)      (0.24)     (0.22)      (0.22)      (0.21)
   From net realized gains                                        (0.83)      (0.58)     (0.20)      (0.01)      (0.22)
      Total Distributions Paid                                    (1.08)      (0.82)     (0.42)      (0.23)      (0.43)
------------------------------------------------------------   --------    --------    -------     -------     -------
Net Asset Value, End of Year                                   $  17.21    $  17.09    $ 15.82     $ 15.05     $ 13.60
------------------------------------------------------------   --------    --------    -------     -------     -------
Total Return(1)                                                    7.36%      13.76%      8.00%      12.36%      14.56%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $ 25,323    $ 26,677    $24,892     $38,536     $27,885
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits            0.45%       0.45%      0.45%       0.45%       0.45%
   Expenses, before waivers, reimbursements and credits            0.49%       0.52%      0.58%       0.58%       0.59%
   Net investment income, net of waivers, reimbursements and
      credits                                                      1.50%       1.48%      1.46%       1.58%       1.35%
   Net investment income, before waivers, reimbursements and
      credits                                                      1.46%       1.41%      1.33%       1.45%       1.21%
Portfolio Turnover Rate                                           43.91%      17.12%     18.74%      11.93%      16.04%
------------------------------------------------------------   --------    --------    -------     -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

EQUITY INDEX PORTFOLIO                                                                         CLASS D
                                                                       ------------------------------------------------------
Selected per share data                                                 2007    2006/(2)/   2005/(2)/   2004/(2)/   2003/(2)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                     $17.06     $15.79     $ 15.02     $ 13.59     $12.30
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                    0.19       0.21        0.20        0.21       0.15
Net realized and unrealized gains                                        0.99       1.85        0.96        1.44       1.55
   Total from Investment Operations                                      1.18       2.06        1.16        1.65       1.70
--------------------------------------------------------------------   ------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS PAID:
   From net investment income                                           (0.23)     (0.21)      (0.19)      (0.21)     (0.19)
   From net realized gains                                              (0.83)     (0.58)      (0.20)      (0.01)     (0.22)
      Total Distributions Paid                                          (1.06)     (0.79)      (0.39)      (0.22)     (0.41)
--------------------------------------------------------------------   ------   ---------   ---------   ---------   ---------
Net Asset Value, End of Year                                           $17.18     $17.06     $ 15.79     $ 15.02     $13.59
--------------------------------------------------------------------   ------   ---------   ---------   ---------   ---------
Total Return/(1)/                                                        7.20%     13.57%       7.84%      12.16%     14.37%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                  $4,283     $4,617     $10,385     $12,400     $7,569
Ratio to average net assets of:
   Expenses, net of waivers,  reimbursements and credits                 0.60%      0.60%       0.60%       0.60%      0.60%
   Expenses, before waivers, reimbursements and credits                  0.64%      0.67%       0.73%       0.73%      0.74%
   Net investment income, net of waivers, reimbursements and credits     1.35%      1.33%       1.31%       1.43%      1.20%
   Net investment income, before waivers, reimbursements and credits     1.31%      1.26%       1.18%       1.30%      1.06%
Portfolio Turnover Rate                                                 43.91%     17.12%      18.74%      11.93%     16.04%
--------------------------------------------------------------------   ------   ---------   ---------   ---------   ---------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO                                                                             CLASS A
                                                                       -------------------------------------------------------
Selected per share data                                                2007/(2)/     2006       2005     2004/(2)/   2003/(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                      $ 12.61    $  12.63   $  12.11    $  11.70    $  10.65
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.30        0.28       0.23        0.19        0.18
Net realized and unrealized gains                                          0.42        0.52       0.62        0.41        1.05
   Total from Investment Operations                                        0.72        0.80       0.85        0.60        1.23
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------
LESS DISTRIBUTIONS PAID:
   From net investment income                                             (0.34)      (0.27)     (0.23)      (0.19)      (0.18)
   From net realized gains                                                (0.43)      (0.55)     (0.10)         --          --
      Total Distributions Paid                                            (0.77)      (0.82)     (0.33)      (0.19)      (0.18)
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------
Net Asset Value, End of Year                                            $ 12.56    $  12.61   $  12.63    $  12.11    $  11.70
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------
Total Return/(1)/                                                          5.88%       6.74%      7.14%       5.14%      11.69%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                   $61,967    $125,172   $130,166    $128,318    $129,674
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                    0.61%       0.61%      0.61%       0.61%       0.61%
   Expenses, before waivers, reimbursements and credits                    0.82%       0.79%      0.78%       0.78%       0.79%
   Net investment income, net of waivers, reimbursements and credits       2.38%       2.23%      1.90%       1.63%       1.61%
   Net investment income, before waivers, reimbursements and credits       2.17%       2.05%      1.73%       1.46%       1.43%
Portfolio Turnover Rate                                                  147.04%     200.30%    119.58%     133.25%     147.53%
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------

                                                                                                CLASS C
                                                                       -------------------------------------------------------
Selected per share data                                                2007/(2)/     2006       2005     2004/(2)/   2003/(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                      $ 12.61     $ 12.63    $ 12.11    $ 11.70     $ 10.64
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.27        0.25       0.21       0.17        0.16
Net realized and unrealized gains                                          0.42        0.52       0.61       0.40        1.05
   Total from Investment Operations                                        0.69        0.77       0.82       0.57        1.21
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------
LESS DISTRIBUTIONS PAID:
   From net investment income                                             (0.31)      (0.24)     (0.20)     (0.16)      (0.15)
   From net realized gains                                                (0.43)      (0.55)     (0.10)        --          --
      Total Distributions Paid                                            (0.74)      (0.79)     (0.30)     (0.16)      (0.15)
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------
Net Asset Value, End of Year                                            $ 12.56     $ 12.61    $ 12.63    $ 12.11     $ 11.70
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------
Total Return/(1)/                                                          5.63%       6.57%      6.80%      4.90%      11.54%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                   $ 5,023     $ 4,306    $ 4,518    $ 4,987     $ 1,098
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                    0.85%       0.85%      0.85%      0.85%       0.85%
   Expenses, before waivers, reimbursements and credits                    1.06%       1.03%      1.02%      1.02%       1.03%
   Net investment income, net of waivers, reimbursements and credits       2.14%       1.99%      1.66%      1.39%       1.37%
   Net investment income, before waivers, reimbursements and credits       1.93%       1.81%      1.49%      1.22%       1.19%
Portfolio Turnover Rate                                                  147.04%     200.30%    119.58%    133.25%     147.53%
--------------------------------------------------------------------   ---------   --------   --------   ---------   ---------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

(2) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS continued

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO                                                                             CLASS D
                                                                       -------------------------------------------------------
Selected per share data                                                2007/(2)/     2006       2005     2004/(2)/   2003/(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                      $ 12.52     $ 12.54    $ 12.03    $ 11.62     $ 10.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.25        0.23       0.20       0.15        0.13
Net realized and unrealized gains                                          0.41        0.53       0.59       0.40        1.05
   Total from Investment Operations                                        0.66        0.76       0.79       0.55        1.18
--------------------------------------------------------------------    -------     -------    -------    -------     -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                             (0.28)      (0.23)     (0.18)     (0.14)      (0.14)
   From net realized gains                                                (0.43)      (0.55)     (0.10)        --          --
      Total Distributions Paid                                            (0.71)      (0.78)     (0.28)     (0.14)      (0.14)
--------------------------------------------------------------------    -------     -------    -------    -------     -------
Net Asset Value, End of Year                                            $ 12.47     $ 12.52    $ 12.54    $ 12.03     $ 11.62
--------------------------------------------------------------------    -------     -------    -------    -------     -------
Total Return/(1)/                                                          5.47%       6.38%      6.65%      4.79%      11.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                                   $   109     $   254    $   254    $   486     $   333
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits                    1.00%       1.00%      1.00%      1.00%       1.00%
   Expenses, before waivers, reimbursements and credits                    1.21%       1.18%      1.17%      1.17%       1.18%
   Net investment income, net of waivers, reimbursements and credits       1.99%       1.84%      1.51%      1.24%       1.22%
   Net investment income, before waivers, reimbursements and credits       1.78%       1.66%      1.34%      1.07%       1.04%
Portfolio Turnover Rate                                                  147.04%     200.30%    119.58%    133.25%     147.53%
--------------------------------------------------------------------    -------     -------    -------    -------     -------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Net investment income for the years ended was calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO

NOVEMBER 30, 2007

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.1%
Australia - 2.3%
   Cochlear Ltd. +                                              30,328   $ 2,016
   Suncorp-Metway Ltd. +                                       241,230     3,982
--------------------------------------------------------------------------------
                                                                           5,998
--------------------------------------------------------------------------------
Canada - 1.6%
   Bombardier, Inc., Class B *                                 679,700     4,108
--------------------------------------------------------------------------------
China - 0.7%
   Bank of China Ltd., Class H +                             3,515,000     1,841
--------------------------------------------------------------------------------
Finland - 3.1%
   Nokia OYJ                                                   166,238     6,549
   Outokumpu Technology                                         24,737     1,567
--------------------------------------------------------------------------------
                                                                           8,116
--------------------------------------------------------------------------------
France - 8.1%
   Accor S.A.                                                   23,593     2,000
   Alstom                                                       12,560     2,821
   AXA S.A.                                                     75,883     3,079
   Cap Gemini S.A.                                              67,985     3,965
   L'Oreal S.A. +                                               37,349     5,184
   Thales S.A.                                                  66,849     4,005
--------------------------------------------------------------------------------
                                                                          21,054
--------------------------------------------------------------------------------
Germany - 16.0%
   Deutsche Bank A.G. (Registered)                              41,839     5,466
   Deutsche Telekom A.G. (Registered)                          246,925     5,456
   E.ON A.G.                                                    21,421     4,366
   Linde A.G. +                                                 36,496     4,774
   MAN A.G.                                                     26,939     4,333
   Merck KGaA                                                   28,346     3,666
   Metro A.G.                                                   22,722     2,054
   SAP A.G.                                                     91,159     4,647
   Siemens A.G. (Registered)                                    44,260     6,719
--------------------------------------------------------------------------------
                                                                          41,481
--------------------------------------------------------------------------------
Greece - 1.6%
     National Bank of Greece S.A.                               61,833     4,135
--------------------------------------------------------------------------------
Italy - 5.4%
   ENI S.p.A.                                                  145,923     5,215
   Lottomatica S.p.A.                                           55,184     1,885
   UniCredito Italiano S.p.A. (Milan Exchange)                 539,728     4,574
   Unione di Banche Italiane SCPA                               84,408     2,405
--------------------------------------------------------------------------------
                                                                          14,079
--------------------------------------------------------------------------------
Japan - 13.1%
   Daikin Industries Ltd.                                       84,800     4,369
   East Japan Railway Co.                                          511     4,227
   Fanuc Ltd.                                                   37,800     3,955
   Kirin Brewery Co. Ltd.                                      115,000     1,818
   Komatsu Ltd.                                                135,000     4,113
   Shin-Etsu Chemical Co. Ltd.                                  63,800     3,799
   Sony Corp.                                                   95,700     5,166
   Toyota Motor Corp.                                          115,400     6,498
--------------------------------------------------------------------------------
                                                                          33,945
--------------------------------------------------------------------------------
Netherlands - 6.5%
   Qiagen N.V. * +                                             202,749     4,289
   Royal Dutch Shell PLC, Class B (London Exchange)            197,852     7,950
   Unilever N.V. (CVA)                                         128,173     4,508
--------------------------------------------------------------------------------
                                                                          16,747
--------------------------------------------------------------------------------
Norway - 1.0%
   Petroleum Geo-Services ASA *                                 85,500     2,446
--------------------------------------------------------------------------------
Singapore - 1.3%
   CapitaLand Ltd.                                             301,000     1,462
   Cosco Corp. Singapore Ltd.                                  401,000     1,983
--------------------------------------------------------------------------------
                                                                           3,445
--------------------------------------------------------------------------------
Spain - 2.4%
   Banco Santander Central Hispano S.A.                        286,306     6,141
--------------------------------------------------------------------------------
Sweden - 0.7%
   Autoliv, Inc. SDR +                                          31,986     1,871
--------------------------------------------------------------------------------
Switzerland - 11.7%
   ABB Ltd. (Registered)                                       106,264     3,126
   Julius Baer Holding A.G. (Registered)                        37,547     3,153
   Logitech International S.A. (Registered) *                   58,631     2,000
   Nestle S.A. (Registered)                                     11,280     5,398
   Roche Holding A.G. (Genusschein)                             23,470     4,461
   Swiss Life Holding (Registered) *                            14,698     4,118
   Syngenta A.G. (Registered)                                   10,703     2,652
   Xstrata PLC                                                  74,794     5,269
--------------------------------------------------------------------------------
                                                                          30,177
--------------------------------------------------------------------------------
United Kingdom - 18.6%
   Anglo American PLC                                           52,668     3,566
   BHP Billiton PLC                                            112,599     3,728
   BP PLC                                                      309,575     3,753
   BT Group PLC                                                805,340     4,746
   Centrica PLC                                                516,304     3,863
   GlaxoSmithKline PLC                                         167,322     4,418
   ITV PLC                                                     901,272     1,591
   Lloyds TSB Group PLC                                        444,985     4,535
   Marks & Spencer Group PLC                                   283,282     3,403
   Prudential PLC                                              186,890     2,613
   Smith & Nephew PLC                                          288,348     3,446
   Vodafone Group PLC                                        1,851,369     6,930

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL GROWTH PORTFOLIO continued

NOVEMBER 30, 2007

                                                             NUMBER       VALUE
                                                           OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMONSTOCKS-94.1% continued
United Kingdom - 18.6% continued
   WPP Group PLC                                              132,046   $  1,669
--------------------------------------------------------------------------------
                                                                          48,261
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $206,086)/(1)/                                                     243,845

INVESTMENT COMPANY-3.9%
   Northern Institutional Funds -
      Liquid Assets Portfolio/(2)(3)/                      10,207,533     10,207
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $10,207)                                                            10,207

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.3%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit,
      4.69%, 12/3/07                                      $       695        695
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $695)                                                                  695
--------------------------------------------------------------------------------
Total Investments - 98.3%
--------------------------------------------------------------------------------
(Cost $216,988)                                                          254,747
   Other Assets less Liabilities - 1.7%                                    4,286
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $259,033

(1) In accordance with the Portfolio's prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities.
(2)  Investment in affiliated Portfolio
(3) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the industry sectors for the International Growth Portfolio were:

                                                                  % OF LONG TERM
INDUSTRY SECTOR                                                      INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                      9.9%
Consumer Staples                                                            7.8
Energy                                                                      7.9
Financials                                                                 19.5
Health Care                                                                 9.2
Industrials                                                                18.5
Information Technology                                                      7.1
Materials                                                                   9.7
Telecommunication Services                                                  7.0
Utilities                                                                   3.4
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

At November 30, 2007, the International Growth Portfolio's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY                                             PERCENTAGE
--------------------------------------------------------------------------------
Euro                                                                       42.5%
British Pound                                                              25.2
Japanese Yen                                                               13.9
Swiss Franc                                                                10.2
All other currencies less than 5%                                           8.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO

NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9%
Australia - 6.3%
   ABC Learning Centres Ltd. +                                    3,345   $   16
   AGL Energy Ltd. +                                              3,448       39
   Alumina Ltd. +                                                 8,979       51
   Amcor Ltd. +                                                   7,167       43
   AMP Ltd. +                                                    16,031      144
   Ansell Ltd.                                                    1,440       15
   Aristocrat Leisure Ltd. +                                      2,790       27
   Asciano Group * +                                              5,550       37
   ASX Ltd. +                                                     1,612       81
   Australia & New Zealand Banking Group Ltd.                    17,275      430
   AXA Asia Pacific Holdings Ltd. +                               6,932       49
   Babcock & Brown Ltd.                                           1,809       42
   Bendigo Bank Ltd. +                                            2,122       32
   BHP Billiton Ltd. +                                           31,028    1,177
   Billabong International Ltd. +                                 1,509       20
   BlueScope Steel Ltd. +                                         5,916       52
   Boart Longyear Group *                                        11,537       25
   Boral Ltd. +                                                   4,730       27
   Brambles Ltd.                                                 12,209      133
   Caltex Australia Ltd.                                          1,074       21
   Centro Properties Group +                                      6,997       34
   Centro Retail Group +                                          8,779       11
   CFS Retail Property Trust                                     13,825       29
   Challenger Financial Services Group Ltd. +                     2,961       15
   Coca-Cola Amatil Ltd. +                                        4,254       38
   Cochlear Ltd. +                                                  437       29
   Commonwealth Bank of Australia +                              12,040      635
   Commonwealth Property Office Fund +                           11,582       16
   Computershare Ltd. +                                           4,051       36
   CSL Ltd. *                                                       565       17
   CSL Ltd. +                                                     4,386      135
   CSR Ltd. +                                                     8,400       23
   DB RREEF Trust +                                              23,583       42
   Downer EDI Ltd. +                                              1,933        8
   Fairfax Media Ltd. +                                           9,705       41
   Fortescue Metals Group Ltd. *                                  1,313       67
   Foster's Group Ltd.                                           17,864       99
   Futuris Corp. Ltd.                                             5,143       10
   Goodman Fielder Ltd.                                           9,902       17
   Goodman Group +                                               11,663       64
   GPT Group +                                                   19,393       74
   Harvey Norman Holdings Ltd. +                                  4,700       30
   Iluka Resources Ltd. +                                         2,202        8
   ING Industrial Fund +                                          7,514       18
   Insurance Australia Group Ltd. +                              13,951   $   55
   Leighton Holdings Ltd. +                                       1,312       71
   Lend Lease Corp. Ltd.                                          2,864       49
   Lion Nathan Ltd. +                                             2,500       20
   Macquarie Airports                                             6,369       24
   Macquarie Communications Infrastructure Group +                4,383       21
   Macquarie Group Ltd. +                                         2,528      182
   Macquarie Infrastructure Group +                              21,114       60
   Macquarie Office Trust                                        16,504       22
   Mirvac Group                                                   8,137       41
   National Australia Bank Ltd. +                                14,964      507
   Newcrest Mining Ltd. +                                         4,096      123
   OneSteel Ltd. +                                                7,811       46
   Orica Ltd.                                                     2,473       62
   Origin Energy Ltd. +                                           6,913       53
   Oxiana Ltd.                                                   12,266       43
   Pacific Brands Ltd.                                            4,000       11
   Paladin Resources Ltd. * +                                     5,754       35
   PaperlinX Ltd. +                                               3,700        8
   Perpetual Ltd. +                                                 295       18
   Publishing & Broadcasting Ltd.                                 3,553       65
   Qantas Airways Ltd.                                            7,735       40
   QBE Insurance Group Ltd.                                       7,747      224
   Rio Tinto Ltd. +                                               2,652      341
   Santos Ltd. +                                                  4,759       60
   Sonic Healthcare Ltd. +                                        2,265       33
   State George Bank Ltd.                                         2,402       77
   Stockland                                                     13,080      104
   Stockland, Class N *                                             526        4
   Suncorp-Metway Ltd. +                                          8,090      134
   Symbion Health Ltd. +                                          3,461       12
   TABCORP Holdings Ltd. +                                        4,975       67
   Tattersall's Ltd. +                                            8,554       30
   Telstra Corp. Ltd.                                            25,986      107
   Telstra Corp. Ltd.                                            11,825       33
   Toll Holdings Ltd. +                                           4,325       52
   Transurban Group +                                            10,276       65
   Wesfarmers Ltd. *                                              1,416       54
   Wesfarmers Ltd. +                                              4,932      189
   Westfield Group                                               16,228      293
   Westpac Banking Corp. +                                       17,289      433
   Woodside Petroleum Ltd. +                                      4,285      184
   Woolworths Ltd. +                                             10,762      324
   WorleyParsons Ltd.                                             1,528       68

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Australia - 6.3% continued
   Zinifex Ltd. +                                                 3,872   $   50
--------------------------------------------------------------------------------
                                                                           8,451
--------------------------------------------------------------------------------
Austria - 0.5%
   Andritz A.G.                                                     360       22
   BWIN Interactive Entertainment A.G. * +                          240        8
   Erste Bank der Oesterreichischen Sparkassen A.G.               1,636      118
   Flughafen Wien A.G.                                               99       11
   Immoeast A.G. *                                                3,310       36
   IMMOFINANZ A.G. +                                              3,559       37
   Mayr-Melnhof Karton A.G.                                          50        6
   Meinl European Land Ltd. A.G. *                                2,380       35
   Oesterreichische Elektrizitaetswirtschafts A.G.
       (Verbund), Class A                                           790       53
   OMV A.G.                                                       1,470      105
   Raiffeisen International Bank Holding A.G. +                     280       46
   RHI A.G. *                                                       174        7
   Telekom Austria A.G.                                           2,976       87
   Voestalpine A.G.                                               1,052       77
   Wiener Staedtische Versicherung A.G.                             300       22
   Wienerberger A.G. +                                              630       36
--------------------------------------------------------------------------------
                                                                             706
--------------------------------------------------------------------------------
Belgium - 1.2%
   AGFA-Gevaert N.V.                                              1,025       11
   Barco N.V.                                                       100        8
   Bekaert N.V.                                                     140       19
   Belgacom S.A.                                                  1,500       78
   Cofinimmo                                                         50       10
   Colruyt S.A.                                                     132       29
   Compagnie Maritime Belge S.A.                                    152       14
   D'ieteren S.A.                                                    40       15
   Delhaize Group                                                   924       81
   Dexia                                                          4,526      123
   Fortis                                                        19,075      512
   Fortis *                                                       6,564        -
   Groupe Bruxelles Lambert S.A. +                                  725       92
   InBev N.V.                                                     1,621      142
   KBC Ancora                                                       115       13
   KBC Groep N.V.                                                 1,643      227
   Mobistar S.A.                                                    355       31
   Nationale A Portefeuille                                         141       10
   Omega Pharma S.A.                                                150       11
   Solvay S.A., Class A                                             505       75
   UCB S.A.                                                         875       42
   Umicore                                                          197       46
--------------------------------------------------------------------------------
                                                                           1,589
--------------------------------------------------------------------------------
Bermuda - 0.1%
   Frontline Ltd. +                                                 300       14
   SeaDrill Ltd. *                                                2,000       43
--------------------------------------------------------------------------------
                                                                              57
--------------------------------------------------------------------------------
China - 0.1%
   Belle International Holdings Ltd.                             25,000       33
   Fosun International *                                         14,000       17
   Foxconn International Holdings Ltd. * +                       17,000       42
   Tencent Holdings Ltd.                                          7,000       53
   Tingyi Cayman Islands Holding Corp. +                         20,000       29
--------------------------------------------------------------------------------
                                                                             174
--------------------------------------------------------------------------------
Denmark - 0.9%
   A P Moller - Maersk A/S                                            2       23
   A.P. Moller - Maersk A/S                                          10      118
   Bang & Olufsen A/S, Class B +                                     84        8
   Carlsberg A/S, Class B                                           350       45
   Coloplast A/S, Class B                                           224       21
   D/S Torm A/S                                                     296       11
   Danisco A/S                                                      525       39
   Danske Bank A/S                                                4,253      170
   DSV A/S                                                        1,603       37
   East Asiatic Co. Ltd. A/S                                        159       11
   FLSmidth & Co. A/S                                               423       43
   GN Store Nord A/S *                                            2,322       18
   H. Lundbeck A/S                                                  597       17
   Jyske Bank A/S (Registered) * +                                  468       37
   NKT Holding A/S                                                  133       13
   Novo Nordisk A/S *                                             2,241      283
   Novozymes A/S, Class B +                                         367       40
   Rockwool International A/S                                        61       16
   Sydbank A/S                                                      501       21
   Topdanmark A/S * +                                               140       21
   TrygVesta A/S +                                                  211       16
   Vestas Wind Systems A/S *                                      1,623      154
   William Demant Holding A/S * +                                   201       18
--------------------------------------------------------------------------------
                                                                           1,180
--------------------------------------------------------------------------------
Finland - 1.8%
   Amer Sports OYJ, Class A +                                       600       16
   Cargotec Corp., Class B                                          303       16
   Elisa OYJ                                                      1,189       37
   Fortum OYJ                                                     4,154      179

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Finland - 1.8% continued
   Kesko OYJ, Class B                                               706   $   42
   Kone OYJ, Class B                                                607       46
   Konecranes OYJ                                                   400       15
   Metso OYJ                                                      1,014       55
   Neste Oil OYJ                                                  1,020       36
   Nokia OYJ                                                     36,440    1,436
   Nokian Renkaat OYJ                                             1,028       39
   OKO Bank PLC, Class A                                            700       14
   Orion OYJ, Class B                                               600       14
   Outokumpu OYJ +                                                  900       29
   Rautaruukki OYJ                                                  668       31
   Sampo OYJ, Class A                                             3,951      116
   Sanoma-WSOY OYJ                                                  771       22
   Stora Enso OYJ (Registered)                                    4,620       76
   TietoEnator OYJ +                                                880       19
   UPM-Kymmene OYJ +                                              5,408      114
   Uponor OYJ +                                                     600       14
   Wartsila OYJ, Class B                                            669       51
   YIT OYJ                                                        1,190       28
--------------------------------------------------------------------------------
                                                                           2,445
--------------------------------------------------------------------------------
France - 9.6%
   Accor S.A.                                                     1,870      159
   ADP +                                                            359       41
   Air France-KLM +                                                 964       35
   Air Liquide +                                                  2,215      320
   Alcatel-Lucent                                                21,322      174
   Alstom                                                           947      213
   Atos Origin S.A. *                                               660       37
   AXA S.A.                                                      14,459      587
   BNP Paribas                                                    7,757      869
   Bouygues                                                       1,982      178
   Business Objects S.A. * +                                        913       55
   Cap Gemini S.A.                                                1,312       77
   Carrefour S.A.                                                 5,567      429
   Casino Guichard Perrachon S.A.                                   346       38
   Christian Dior S.A.                                              230       30
   Cie de Saint-Gobain                                            2,616      258
   Cie Generale d'Optique Essilor International S.A.              1,778      112
   CNP Assurances                                                   436       54
   Compagnie Generale de Geophysique-Veritas *                      231       69
   Credit Agricole S.A.                                           6,082      212
   Dassault Systemes S.A. +                                         458       27
   Eiffage S.A.                                                     148       17
   Electricite de France                                            904      110
   Eurazeo                                                           94       13
   France Telecom S.A.                                           16,773      636
   Gaz de France S.A.                                             1,768       99
   Gecina S.A. +                                                    151       26
   Groupe Danone                                                  3,921      346
   Hermes International +                                           552       71
   Icade                                                            309       23
   Imerys S.A. +                                                    252       21
   JC Decaux S.A.                                                   548       21
   Klepierre                                                        552       28
   L'Oreal S.A.                                                   2,292      318
   Lafarge S.A.                                                   1,351      214
   Lagardere S.C.A.                                               1,167       94
   Legrand S.A.                                                     354       12
   LVMH Moet Hennessy Louis Vuitton S.A.                          2,204      268
   M6-Metropole Television +                                        708       19
   Michelin Compagnie Generale des Establissements,
      Class B +                                                   1,300      154
   Natixis                                                        1,549       31
   Neopost S.A.                                                     256       27
   Neuf Cegetel                                                     235       12
   PagesJaunes Groupe S.A.                                        1,084       24
   Pernod-Ricard                                                    781      173
   Peugeot S.A. +                                                 1,372      107
   PPR                                                              700      118
   Publicis Groupe                                                1,106       40
   Renault S.A.                                                   1,728      252
   Safran S.A. +                                                  1,596       31
   Sanofi-Aventis                                                 9,459      899
   Schneider Electric S.A.                                        2,058      285
   SCOR                                                           1,818       47
   Societe BIC S.A.                                                 278       21
   Societe Des Autoroutes Paris-Rhin-Rhone                          216       24
   Societe Generale                                               3,463      531
   Societe Television Francaise 1 +                                 937       26
   Sodexho Alliance S.A. +                                          759       48
   Suez S.A.                                                      9,617      637
   Suez S.A. (Strip VVPR) *                                       1,400        -
   Technip S.A. +                                                   970       79
   Thales S.A.                                                      705       42
   Thomson                                                        2,559       40
   Total S.A.                                                    19,914    1,612
   Unibail-Rodamco                                                  646      146
   Valeo S.A. +                                                     654       33

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                               NUMBER      VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
France - 9.6% continued
   Vallourec                                                       417   $   118
   Veolia Environment                                            3,267       301
   Vinci S.A.                                                    3,751       297
   Vivendi                                                      10,804       497
   Wendel                                                          132        21
   Zodiac S.A.                                                     413        27
--------------------------------------------------------------------------------
                                                                          13,010
--------------------------------------------------------------------------------
Germany - 8.3%
   Adidas A.G.                                                   1,815       120
   Allianz S.E. (Registered) +                                   4,158       856
   Altana A.G.                                                     757        19
   Arcandor A.G. * +                                               651        20
   BASF A.G.                                                     4,545       630
   Bayer A.G.                                                    6,731       556
   Bayerische Motoren Werke A.G.                                 1,489        91
   Beiersdorf A.G.                                                 701        57
   Bilfinger Berger A.G.                                           376        31
   Celesio A.G.                                                    676        39
   Commerzbank A.G.                                              5,616       221
   Continental A.G.                                              1,388       181
   DaimlerChrysler A.G. (Registered)                             8,748       892
   Deutsche Bank A.G. (Registered)                               4,702       614
   Deutsche Boerse A.G.                                          1,833       344
   Deutsche Lufthansa A.G. (Registered)                          1,821        49
   Deutsche Post A.G. (Registered)                               7,048       239
   Deutsche Postbank A.G.                                          652        57
   Deutsche Telekom A.G. (Registered)                           26,274       580
   Douglas Holding A.G.                                            249        15
   E.ON A.G.                                                     5,738     1,169
   Fresenius Medical Care A.G. & Co. KGaA                        1,791       100
   GEA Group A.G. *                                              1,407        51
   HeidelbergCement A.G. (VVPR) *                                   83         -
   HeidelbergCement AG                                              97        16
   Heidelberger Druckmaschinen A.G.                                661        21
   Henkel KGaA                                                   1,007        51
   Hochtief A.G. +                                                 334        44
   Hypo Real Estate Holding                                      1,902       100
   Infineon Technologies A.G. *                                  6,611        79
   IVG Immobilien A.G.                                             872        34
   K+S A.G.                                                        329        67
   Linde A.G.                                                    1,027       134
   MAN A.G.                                                      1,056       170
   Merck KGaA                                                      596        77
   Metro A.G.                                                    1,425       129
   MLP A.G. +                                                      930        13
   Muenchener Rueckversicherungs A.G. (Registered)               1,865       339
   Premiere A.G. * +                                               603         9
   Puma A.G. Rudolf Dassler Sport A.G. +                            64        26
   Q-Cells A.G. *                                                  420        59
   Rheinmetall A.G.                                                286        23
   RWE A.G.                                                      4,124       563
   Salzgitter A.G.                                                 327        52
   SAP A.G.                                                      8,232       420
   Siemens A.G. (Registered)                                     7,876     1,196
   Solarworld A.G. +                                               680        41
   Suedzucker A.G. +                                               487        11
   ThyssenKrupp A.G.                                             3,366       198
   TUI A.G. * +                                                  1,697        48
   Volkswagen A.G. +                                             1,470       353
   Wacker Chemie A.G.                                               63        18
   Wincor Nixdorf A.G.                                             250        22
--------------------------------------------------------------------------------
                                                                          11,244
--------------------------------------------------------------------------------
Greece - 0.7%
   Alpha Bank A.E.                                               3,378       115
   Coca Cola Hellenic Bottling Co. S.A.                          1,590        67
   Cosmote Mobile Telecommunications S.A.                          970        37
   EFG Eurobank Ergasias S.A.                                    2,478        87
   Folli-Follie S.A. (Registered)                                  120         5
   Hellenic Exchanges S.A. Holding                                 510        15
   Hellenic Petroleum S.A.                                       1,730        27
   Hellenic Technodomiki Tev S.A.                                  648         8
   Hellenic Telecommunications Organization S.A.                 2,710        98
   National Bank of Greece S.A.                                  3,657       245
   OPAP S.A.                                                     2,074        81
   Piraeus Bank S.A.                                             2,906       112
   Public Power Corp. S.A.                                       1,133        55
   Titan Cement Co. S.A.                                           490        22
   Viohalco                                                        870        12
--------------------------------------------------------------------------------
                                                                             986
--------------------------------------------------------------------------------
Hong Kong - 2.2%
   ASM Pacific Technology +                                      2,000        14
   Bank of East Asia Ltd.                                       12,915        79
   BOC Hong Kong Holdings Ltd.                                  33,000        86
   C C Land Holdings Ltd.                                        9,000        15
   Cathay Pacific Airways Ltd.                                  14,000        37
   Cheung Kong Holdings Ltd.                                    14,000       264
   Cheung Kong Infrastructure Holdings Ltd.                      4,000        16
   CLP Holdings Ltd.                                            12,000        81

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Hong Kong - 2.2% continued
   Esprit Holdings Ltd.                                      10,000   $     151
   Giordano International Ltd.                               12,000           6
   Hang Lung Group Ltd.                                       4,000          23
   Hang Lung Properties Ltd. +                               19,000          87
   Hang Seng Bank Ltd. +                                      6,800         130
   Henderson Investment Ltd.                                  5,000          11
   Henderson Land Development Co. Ltd. +                      7,000          62
   Hong Kong & China Gas Co. Ltd. +                          34,012         101
   Hong Kong Aircraft Engineerg                                 800          25
   Hong Kong Electric Holdings Ltd.                          11,000          58
   Hong Kong Exchanges and Clearing Ltd.                     11,000         336
   Hopewell Holdings Ltd.                                     5,000          23
   Hutchison Telecommunications International Ltd.           16,000          23
   Hutchison Whampoa Ltd.                                    19,500         232
   Hysan Development Co. Ltd. +                               5,281          15
   Kerry Properties Ltd.                                      6,093          56
   Kingboard Chemicals Holdings Ltd.                          6,000          33
   Lee & Man Paper Manufacturing Ltd. *                       4,000          18
   Li & Fung Ltd.                                            20,620          82
   Lifestyle International Holdings Ltd. *                    6,000          16
   Link REIT (The)                                           17,000          37
   Melco International Development +                          7,000          11
   MTR Corp. +                                               10,861          37
   New World Development Ltd. +                              22,169          86
   Noble Group Ltd.                                           9,000          14
   NWS Holdings Ltd.                                          4,000          14
   Orient Overseas International Ltd.                         2,000          15
   Pacific Basin Shipping Ltd. *                             11,000          23
   PCCW Ltd. +                                               40,364          24
   Shangri-La Asia Ltd. +                                     9,172          27
   Shui On Land Ltd. +                                       20,000          25
   Shun TAK Holdings Ltd.                                    10,000          15
   Sino Land Co.                                             13,356          47
   Sun Hung Kai Properties Ltd.                              12,172         253
   Swire Pacific Ltd., Class A                                7,500         102
   Television Broadcasts Ltd.                                 3,000          18
   Wharf Holdings Ltd.                                       10,000          59
   Wheelock & Co. Ltd.                                        4,000          13
   Wing Hang Bank Ltd.                                        2,000          25
   Yue Yuen Industrial Holdings Ltd. +                        7,000          22
-------------------------------------------------------------------------------
                                                                          2,947
-------------------------------------------------------------------------------
Ireland - 0.7%
   Allied Irish Banks PLC                                     8,128         182
   Anglo Irish Bank Corp. PLC (Dublin Exchange)               3,458          60
   Bank of Ireland - Dublin                                   7,029         111
   Bank of Ireland - London                                   1,515          24
   CRH PLC - Dublin                                           3,926         149
   CRH PLC - London                                             949          36
   DCC PLC                                                      639          16
   Elan Corp. PLC * +                                         4,187          97
   Experian Group Ltd.                                        9,168          80
   Greencore Group PLC                                        1,382           9
   Iaws Group PLC                                             1,007          22
   Kerry Group PLC, Class A                                   1,103          32
   Kingspan Group PLC (Dublin Exchange)                       1,437          30
   Paddy Power PLC                                              493          15
   Ryanair Holdings PLC *                                     3,150          23
   Smurfit Kappa Group PLC *                                  1,082          19
-------------------------------------------------------------------------------
                                                                            905
-------------------------------------------------------------------------------
Italy - 3.7%
   AEM S.p.A.                                                 3,915          16
   Alleanza Assicurazioni S.p.A.                              3,366          44
   Arnoldo Mondadori Editore S.p.A. +                         1,000           8
   Assicurazioni Generali S.p.A.                              9,761         447
   Autogrill S.p.A.                                           1,000          18
   Autostrade S.p.A. +                                        2,405          91
   Banca Carige S.p.A.                                        2,039          10
   Banca Monte dei Paschi di Siena S.p.A. +                   8,763          49
   Banca Popolare di Milano Scrl                              3,301          48
   Banco Popolare Scarl *                                     5,920         133
   Bulgari S.p.A.                                             1,672          25
   Enel S.p.A.                                               40,038         479
   ENI S.p.A.                                                24,063         860
   Fiat S.p.A.                                                6,592         182
   Finmeccanica S.p.A.                                        2,747          82
   Fondiaria-Sai S.p.A.                                         771          34
   IFIL - Investments S.p.A.                                  1,576          16
   Intesa Sanpaolo S.p.A.                                    71,234         569
   Intesa Sanpaolo S.p.A. (RNC)                               7,416          56
   Italcementi S.p.A.                                           723          15
   Lottomatica S.p.A.                                           653          22
   Luxottica Group S.p.A.                                     1,098          37
   Mediaset S.p.A.                                            6,106          60
   Mediobanca S.p.A.                                          4,417          99
   Mediolanum S.p.A. +                                        2,000          15
   Parmalat S.p.A.                                           12,406          48
   Pirelli & C. S.p.A. *                                     29,835          36
   Prysmian S.p.A. *                                          1,205          30

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Italy - 3.7% continued
   Saipem S.p.A.                                              1,198   $      48
   Seat Pagine Gialle S.p.A.                                 48,101          23
   Snam Rete Gas S.p.A.                                       7,000          44
   Telecom Italia S.p.A.                                     99,136         315
   Telecom Italia S.p.A. (RNC)                               53,323         133
   Terna S.p.A.                                               9,544          37
   UniCredito Italiano S.p.A. (Milan Exchange)               86,336         732
   Unione di Banche Italiane SCPA                             5,642         161
-------------------------------------------------------------------------------
                                                                          5,022
-------------------------------------------------------------------------------
Japan - 19.6%
   77 Bank (The) Ltd.                                         3,000          20
   Acom Co. Ltd.                                                760          19
   Aderans Co. Ltd. +                                           500           8
   Advantest Corp. +                                          1,300          37
   Aeon Co. Ltd.                                              6,200          95
   Aeon Credit Service Co. Ltd. +                               900          15
   Aeon Mall Co. Ltd.                                           500          14
   Aiful Corp. +                                              1,000          20
   Aioi Insurance Co. Ltd.                                    2,000          11
   Aisin Seiki Co Ltd.                                        1,800          73
   Ajinomoto Co., Inc.                                        6,000          66
   Alfresa Holdings Corp.                                       300          17
   All Nippon Airways Co. Ltd.                                5,000          19
   Alps Electric Co. Ltd.                                     1,000          13
   Amada Co. Ltd.                                             3,000          28
   Aoyama Trading Co. Ltd.                                      600          15
   Asahi Breweries Ltd.                                       3,300          57
   Asahi Glass Co. Ltd.                                       9,000         125
   Asahi Kasei Corp.                                         11,000          79
   Asatsu-DK, Inc. +                                            500          15
   Asics Corp.                                                1,000          14
   Astellas Pharma, Inc.                                      4,800         213
   Autobacs Seven Co. Ltd. +                                    200           4
   Bank of Kyoto (The) Ltd. +                                 2,000          25
   Bank of Yokohama (The) Ltd.                               11,000          85
   Benesse Corp.                                                700          29
   Bridgestone Corp.                                          5,900         112
   Brother Industries Ltd.                                    1,000          14
   Canon Marketing Japan, Inc.                                1,000          20
   Canon, Inc.                                               10,000         527
   Casio Computer Co. Ltd. +                                  1,900          24
   Central Glass Co. Ltd.                                     2,000           7
   Central Japan Railway Co.                                     14         147
   Chiba Bank (The) Ltd.                                      8,000          69
   Chiyoda Corp. +                                            1,000          13
   Chubu Electric Power Co., Inc.                             5,800         161
   Chugai Pharmaceutical Co. Ltd. +                           2,200          38
   Chugoku Electric Power Co. (The), Inc.                     1,100          24
   Chuo Mitsui Trust Holdings, Inc. *                         7,000          60
   Citizen Holdings Co. Ltd. +                                2,700          29
   Coca-Cola West Holdings Co. Ltd. +                           600          14
   COMSYS Holdings Corp.                                      1,000           8
   Cosmo Oil Co. Ltd.                                         4,000          17
   Credit Saison Co. Ltd.                                     1,300          37
   CSK Corp.                                                    500          16
   Dai Nippon Printing Co. Ltd.                               5,000          73
   Daicel Chemical Industries Ltd.                            3,000          18
   Daido Steel Co. Ltd. +                                     2,000          15
   Daiichi Sankyo Co Ltd.                                     6,400         200
   Daikin Industries Ltd.                                     2,400         124
   Dainippon Ink & Chemicals, Inc.                            5,000          25
   Daito Trust Construction Co. Ltd.                            800          38
   Daiwa House Industry Co. Ltd.                              4,000          53
   Daiwa Securities Group, Inc.                              13,000         131
   Denki Kagaku Kogyo Kabushki Kaisha                         6,000          31
   Denso Corp.                                                4,600         187
   Dentsu, Inc.                                                  15          38
   Dowa Mining Co. Ltd.                                       2,000          14
   E*Trade Securities Co. Ltd.                                   12          12
   East Japan Railway Co.                                        31         256
   Ebara Corp. +                                              2,000           7
   EDION Corp.                                                1,000          13
   Eisai Co. Ltd.                                             2,400         106
   Electric Power Development Co.                             1,500          54
   Elpida Memory, Inc. * +                                    1,000          34
   FamilyMart Co. Ltd.                                          800          24
   Fanuc Ltd.                                                 1,800         188
   Fast Retailing Co. Ltd. +                                    500          33
   Fuji Electric Holdings Co. Ltd. +                          6,000          22
   Fuji Television Network, Inc.                                  4           7
   FUJIFILM Holdings Corp.                                    4,500         198
   Fujikura Ltd.                                              4,000          20
   Fujitsu Ltd.                                              17,000         119
   Fukuoka Financial Group, Inc.                              6,000          39
   Furukawa Electric (The) Co. Ltd.                           6,000          26
   Glory Ltd.                                                   500          14
   Gunma Bank (The) Ltd.                                      3,000          22
   Gunze Ltd.                                                 2,000           8

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Japan - 19.6% continued
   H2O Retailing Corp. *                                      1,000   $       8
   Hachijuni Bank (The) Ltd.                                  2,872          23
   Hakuhodo DY Holdings, Inc.                                    80           5
   Hankyu Hanshin Holdings, Inc.                             10,000          47
   Haseko Corp. *                                             9,000          18
   Hikari Tsushin, Inc.                                         300           9
   Hino Motors Ltd.                                           2,000          12
   Hirose Electric Co. Ltd.                                     300          34
   Hiroshima Bank (The) Ltd.                                  5,000          30
   Hitachi Cable Ltd.                                         1,000           6
   Hitachi Chemical Co. Ltd.                                  1,300          31
   Hitachi Construction Machinery Co. Ltd. +                  1,100          40
   Hitachi High-Technologies Corp.                            1,000          22
   Hitachi Ltd.                                              32,000         224
   Hokkaido Electric Power Co., Inc.                          1,400          31
   Hokuhoku Financial Group, Inc.                             9,000          29
   Hokuriku Electric Power Co.                                  600          14
   Honda Motor Co. Ltd.                                      14,600         502
   House Foods Corp.                                          1,000          18
   Hoya Corp.                                                 4,000         139
   Ibiden Co. Ltd.                                            1,000          79
   Idemitsu Kosan Co. Ltd.                                      100          11
   IHI Corp.                                                 10,000          23
   Inpex Holdings, Inc.                                           8          83
   Isetan Co. Ltd.                                            2,000          29
   Isuzu Motors Ltd.                                          6,000          28
   Ito En Ltd. +                                                600          14
   Itochu Corp.                                              13,000         138
   Itochu Techno-Science Corp. +                                400          14
   J Front Retailing Co. Ltd. *                               2,800          25
   Jafco Co. Ltd. +                                             400          15
   Japan Airlines Corp. *                                     6,000          14
   Japan Petroleum Exploration Co.                              200          16
   Japan Prime Realty Investment Corp.                            3          12
   Japan Real Estate Investment Corp.                             3          38
   Japan Retail Fund Investment Corp.                             4          26
   Japan Steel Works Ltd.                                     3,000          44
   Japan Tobacco, Inc.                                           41         232
   JFE Holdings, Inc.                                         5,500         302
   JGC Corp.                                                  2,000          37
   Joyo Bank (The) Ltd.                                       5,000          30
   JS Group Corp.                                             2,100          34
   JSR Corp.                                                  1,800          44
   Jupiter Telecommunications Co. Ltd. *                         16          13
   Kajima Corp.                                               9,000          29
   Kamigumi Co. Ltd.                                          2,000          16
   Kaneka Corp.                                               3,000          25
   Kansai Electric Power Co., Inc.                            7,300         188
   Kansai Paint Co. Ltd.                                      2,000          15
   Kao Corp.                                                  5,000         151
   Kawasaki Heavy Industries Ltd. +                          11,000          36
   Kawasaki Kisen Kaisha Ltd.                                 5,000          60
   KDDI Corp.                                                    23         163
   Keihin Electric Express Railway Co. Ltd. +                 4,000          26
   Keio Corp.                                                 5,000          31
   Keisei Electric Railway Co. Ltd. +                         2,000          12
   Keyence Corp.                                                300          70
   Kikkoman Corp. +                                           1,000          14
   Kinden Corp.                                               1,000           8
   Kintetsu Corp.                                            13,000          43
   Kirin Holdings Co. Ltd.                                    7,000         111
   Kobe Steel Ltd.                                           24,000          79
   Kokuyo Co. Ltd. +                                          1,000           9
   Komatsu Ltd.                                               8,500         259
   Konami Corp.                                               1,000          30
   Konica Minolta Holdings, Inc.                              4,000          77
   Koyo Seiko Co. Ltd.                                        2,000          35
   Kubota Corp.                                               9,000          66
   Kuraray Co. Ltd.                                           3,000          37
   Kurita Water Industries Ltd.                                 900          26
   Kyocera Corp.                                              1,500         135
   Kyowa Hakko Kogyo Co. Ltd. +                               3,000          34
   Kyushu Electric Power Co., Inc.                            3,500          95
   Lawson, Inc.                                                 800          29
   Leopalace21 Corp.                                          1,300          38
   Mabuchi Motor Co. Ltd.                                       300          19
   Makita Corp.                                                 900          40
   Marubeni Corp.                                            15,000         115
   Marui Co. Ltd.                                             3,000          31
   Matsushita Electric Industrial Co. Ltd.                   18,000         364
   Matsushita Electric Works Ltd.                             3,000          31
   Mazda Motor Corp.                                          3,000          16
   Mediceo Paltac Holdings Co. Ltd.                           1,100          15
   Meiji Dairies Corp.                                        3,000          15
   Meiji Seika Kaisha Ltd. +                                  3,000          13
   Meitec Corp. +                                               500          17
   Millea Holdings, Inc.                                      7,000         246
   Minebea Co. Ltd.                                           4,000          25

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Japan - 19.6% continued
   Mitsubishi Chemical Holdings Corp.                            11,000     $ 88
   Mitsubishi Corp.                                              12,700      367
   Mitsubishi Electric Corp.                                     17,000      194
   Mitsubishi Estate Co. Ltd.                                    11,000      297
   Mitsubishi Gas Chemical Co., Inc.                              3,000       31
   Mitsubishi Heavy Industries Ltd.                              27,000      131
   Mitsubishi Logistics Corp.                                     1,000       12
   Mitsubishi Materials Corp.                                     9,000       46
   Mitsubishi Motors Corp. *                                     14,000       26
   Mitsubishi Rayon Co. Ltd.                                      5,000       27
   Mitsubishi Tanabe Pharma Corp. *                               2,000       19
   Mitsubishi UFJ Financial Group, Inc.                          80,830      792
   Mitsubishi UFJ Lease & Finance Co. Ltd.                          290       10
   Mitsui & Co. Ltd.                                             16,000      370
   Mitsui Chemicals, Inc.                                         5,000       37
   Mitsui Engineering & Shipbuilding Co. Ltd. +                   6,000       28
   Mitsui Fudosan Co. Ltd.                                        8,000      206
   Mitsui Mining & Smelting Co. Ltd.                              4,000       17
   Mitsui O.S.K. Lines Ltd.                                      10,000      150
   Mitsui Sumitomo Insurance Co. Ltd.                            12,000      131
   Mitsukoshi Ltd. +                                              4,000       20
   Mitsumi Electric Co. Ltd.                                        700       28
   Mizuho Financial Group, Inc.                                      92      495
   Murata Manufacturing Co. Ltd.                                  2,100      123
   Namco Bandai Holdings, Inc.                                    1,600       27
   NEC Corp.                                                     19,000       89
   NEC Electronics Corp. * +                                        300        8
   NGK Insulators Ltd.                                            3,000       93
   NGK Spark Plug Co. Ltd. +                                      1,000       18
   Nichirei Corp.                                                 2,000        8
   Nidec Corp.                                                    1,100       83
   Nikko Cordial Corp.                                            3,200       48
   Nikon Corp.                                                    3,000       94
   Nintendo Co. Ltd.                                                900      553
   Nippon Building Fund, Inc.                                         4       58
   Nippon Electric Glass Co. Ltd.                                 3,000       50
   Nippon Express Co. Ltd.                                        6,000       30
   Nippon Kayaku Co. Ltd.                                         1,000        8
   Nippon Meat Packers, Inc.                                      1,000       10
   Nippon Mining Holdings, Inc.                                   8,500       62
   Nippon Oil Corp.                                              12,000      100
   Nippon Paper Group, Inc.                                           9       26
   Nippon Sheet Glass Co. Ltd.                                    6,000       33
   Nippon Shokubai Co. Ltd.                                       1,000       10
   Nippon Steel Corp.                                            54,000      326
   Nippon Telegraph & Telephone Corp.                                49      222
   Nippon Yusen Kabushiki Kaisha                                 10,000       87
   Nipponkoa Insurance Co. Ltd.                                   3,000       29
   Nishi-Nippon City Bank (The) Ltd.                              7,000       20
   Nishimatsu Construction Co. Ltd. +                             2,000        6
   Nissan Chemical Industries Ltd.                                1,000       14
   Nissan Motor Co. Ltd.                                         21,400      246
   Nisshin Seifun Group, Inc.                                     2,000       20
   Nisshin Steel Co. Ltd.                                         6,000       22
   Nisshinbo Industries, Inc.                                     1,000       13
   Nissin Food Products Co. Ltd.                                    900       32
   Nitori Co Ltd.                                                   300       15
   Nitto Denko Corp.                                              1,600       83
   NOK Corp.                                                        900       18
   Nomura Holdings, Inc.                                         16,300      292
   Nomura Real Estate Holdings, Inc.                                600       16
   Nomura Real Estate Office Fund, Inc.                               3       31
   Nomura Research Institute Ltd.                                   900       32
   NSK Ltd.                                                       4,000       39
   NTN Corp.                                                      4,000       35
   NTT Data Corp.                                                    10       45
   NTT DoCoMo, Inc.                                                 147      233
   NTT Urban Development Corp.                                       14       28
   Obayashi Corp.                                                 6,000       30
   Obic Co. Ltd.                                                    100       19
   Odakyu Electric Railway Co. Ltd. +                             6,000       44
   OJI Paper Co. Ltd.                                             9,000       43
   Oki Electric Industry Co. Ltd. * +                             5,000        9
   Okuma Corp.                                                    1,000       12
   Okumura Corp. +                                                2,000        9
   Olympus Corp.                                                  2,000       83
   Omron Corp.                                                    1,700       44
   Onward Holdings Co. Ltd.                                       1,000       11
   Oracle Corp. Japan +                                             400       18
   Oriental Land Co. Ltd.                                           400       24
   ORIX Corp.                                                       770      158
   Osaka Gas Co. Ltd.                                            16,000       64
   Otsuka Corp. +                                                   200       18
   Pioneer Corp. +                                                1,200       11
   Promise Co. Ltd.                                                 850       24
   QP Corp. +                                                     1,400       14
   Rakuten, Inc. +                                                   52       27
   Resona Holdings, Inc. +                                           52      103

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Japan - 19.6% continued
   Ricoh Co. Ltd.                                                 7,000     $131
   Rohm Co. Ltd.                                                  1,000       92
   Ryohin Keikaku Co. Ltd. +                                        200       12
   Sanken Electric Co. Ltd. +                                     1,000        5
   Sankyo Co. Ltd.                                                  600       27
   Santen Pharmaceutical Co. Ltd.                                   500       12
   Sanwa Shutter Corp.                                            2,000       10
   Sanyo Electric Co. Ltd. * +                                   13,000       25
   Sapporo Hokuyo Holdings, Inc.                                      2       21
   Sapporo Holdings Ltd. +                                        3,000       25
   SBI Holdings, Inc.                                                96       29
   Secom Co. Ltd.                                                 2,000      111
   Sega Sammy Holdings, Inc. +                                    1,900       24
   Seiko Epson Corp. +                                            1,000       22
   Seino Holdings Co. Ltd.                                        1,000        7
   Sekisui Chemical Co. Ltd.                                      5,000       34
   Sekisui House Ltd.                                             4,000       51
   Seven & I Holdings Co. Ltd.                                    7,100      178
   Sharp Corp.                                                   10,000      165
   Shikoku Electric Power Co., Inc.                                 700       20
   Shimachu Co. Ltd.                                                400       12
   Shimamura Co. Ltd. +                                             200       21
   Shimano, Inc. +                                                  500       19
   Shimizu Corp.                                                  5,000       22
   Shin-Etsu Chemical Co. Ltd.                                    3,900      232
   Shinko Electric Industries                                       700       15
   Shinko Securities Co. Ltd.                                     5,000       22
   Shinsei Bank Ltd. +                                           14,000       50
   Shionogi & Co. Ltd.                                            3,000       58
   Shiseido Co. Ltd.                                              3,000       72
   Shizuoka Bank (The) Ltd.                                       6,000       71
   Showa Denko K.K.                                               9,000       31
   Showa Shell Sekiyu K.K.                                        1,500       17
   SMC Corp. of Japan                                               500       58
   Softbank Corp.                                                 6,600      152
   Sojitz Corp.                                                   7,700       31
   Sompo Japan Insurance, Inc.                                    8,000       77
   Sony Corp.                                                     9,400      507
   Sony Financial Holdings, Inc. *                                    7       26
   Stanley Electric Co. Ltd.                                      1,600       39
   Sumco Corp.                                                      900       28
   Sumitomo Chemical Co. Ltd.                                    14,000      120
   Sumitomo Corp.                                                 9,800      147
   Sumitomo Electric Industries Ltd.                              6,800      104
   Sumitomo Heavy Industries Ltd.                                 5,000       54
   Sumitomo Metal Industries Ltd.                                38,000      169
   Sumitomo Metal Mining Co. Ltd.                                 5,000      104
   Sumitomo Mitsui Financial Group, Inc.                             61      533
   Sumitomo Osaka Cement Co. Ltd.                                 3,000        6
   Sumitomo Realty & Development Co. Ltd.                         4,000      122
   Sumitomo Rubber Industries, Inc.                               2,200       21
   Sumitomo Titanium Corp.                                          100        8
   Sumitomo Trust & Banking (The) Co. Ltd.                       12,000      100
   Suruga Bank Ltd.                                               2,000       26
   Suzuken Co. Ltd.                                                 700       23
   Suzuki Motor Corp.                                             2,000       65
   T&D Holdings, Inc.                                             1,900      111
   Taiheiyo Cement Corp.                                          7,400       18
   Taisei Corp.                                                   8,000       24
   Taisho Pharmaceutical Co. Ltd.                                 1,000       20
   Taiyo Nippon Sanso Corp.                                       3,000       30
   Taiyo Yuden Co. Ltd.                                           1,000       17
   Takara Holdings, Inc. +                                        1,000        6
   Takashimaya Co. Ltd. +                                         2,000       25
   Takeda Pharmaceutical Co. Ltd.                                 7,900      511
   Takefuji Corp.                                                 1,130       29
   TDK Corp.                                                      1,200       86
   Teijin Ltd.                                                    7,000       30
   Terumo Corp.                                                   1,500       76
   THK Co. Ltd.                                                   1,400       26
   TIS, Inc.                                                        500       10
   Tobu Railway Co. Ltd.                                          6,000       29
   Toda Corp. +                                                   2,000       11
   Toho Co. Ltd. of Tokyo +                                         900       20
   Tohoku Electric Power Co., Inc.                                4,200       97
   Tokai Rika Co. Ltd.                                              400       12
   Tokuyama Corp.                                                 2,000       21
   Tokyo Broadcasting System, Inc.                                  500       12
   Tokyo Electric Power Co., Inc.                                11,100      303
   Tokyo Electron Ltd.                                            1,600       99
   Tokyo Gas Co. Ltd.                                            22,000      110
   Tokyo Seimitsu Co. Ltd. +                                        300        8
   Tokyo Steel Manufacturing Co. Ltd.                               900       12
   Tokyo Tatemono Co. Ltd.                                        2,000       24
   Tokyu Corp.                                                   11,000       77
   Tokyu Land Corp.                                               4,000       38
   TonenGeneral Sekiyu K.K. +                                     3,000       31
   Toppan Printing Co. Ltd.                                       4,000       39

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Japan - 19.6% continued
   Toray Industries, Inc.                                       13,000   $   105
   Toshiba Corp.                                                28,000       229
   Tosoh Corp.                                                   5,000        25
   Toto Ltd. +                                                   3,000        24
   Toyo Seikan Kaisha Ltd.                                       1,300        23
   Toyoda Gosei Co. Ltd.                                           300        11
   Toyota Boshoku Corp.                                            500        17
   Toyota Industries Corp.                                       1,400        59
   Toyota Motor Corp.                                           25,100     1,413
   Toyota Tsusho Corp. +                                         1,700        49
   Trend Micro, Inc.                                             1,000        40
   Ube Industries Ltd. of Japan                                  9,000        33
   Unicharm Corp.                                                  400        26
   UNY Co. Ltd.                                                  2,000        18
   Urban Corp.                                                   1,300        21
   Ushio, Inc.                                                   1,400        30
   USS Co. Ltd.                                                    300        19
   West Japan Railway Co.                                           17        83
   Yahoo! Japan Corp.                                              120        58
   Yakult Honsha Co. Ltd. +                                      1,100        27
   Yamada Denki Co. Ltd.                                           680        79
   Yamaha Corp.                                                  1,800        44
   Yamaha Motor Co. Ltd.                                         1,900        52
   Yamato Holdings Co. Ltd.                                      4,000        56
   Yamato Kogyo Co. Ltd.                                           300        13
   Yamazaki Baking Co. Ltd. +                                    1,000        10
   Yaskawa Electric Corp.                                        2,000        26
   Yokogawa Electric Corp. +                                     2,000        22
   Zeon Corp.                                                    1,000         7
--------------------------------------------------------------------------------
                                                                          26,505
--------------------------------------------------------------------------------
Luxembourg - 0.5%
   Arcelor +                                                     8,392       621
   Millicom International Cellular S.A. SDR *                      300        36
   Oriflame Cosmetics S.A. SDR                                     300        19
   SES FDR                                                       1,284        32
--------------------------------------------------------------------------------
                                                                             708
--------------------------------------------------------------------------------
Malaysia - 0.0%
   Promet BHD *                                                  4,000        --
--------------------------------------------------------------------------------
Netherlands - 4.5%
   Aegon N.V.                                                   13,057       234
   Akzo Nobel N.V.                                               2,423       186
   ASML Holding N.V. *                                           3,674       128
   Corio N.V.                                                      389        33
   Corporate Express +                                           1,042         9
   European Aeronautic  Defence & Space Co. +                    2,907        93
   Fugro N.V. CVA                                                  612        50
   Hagemeyer N.V. +                                              4,113        28
   Heineken Holding N.V.                                           496        28
   Heineken N.V.                                                 2,129       139
   ING Groep N.V. CVA                                           17,365       668
   James Hardie Industries N.V. CDI +                            4,100        23
   Koninklijke Ahold N.V. *                                     10,962       156
   Koninklijke DSM N.V.                                          1,165        58
   Koninklijke Philips Electronics N.V.                         10,567       440
   OCE N.V. +                                                      699        13
   Qiagen N.V. * +                                               1,386        29
   Randstad Holdings N.V.                                          415        20
   Reed Elsevier N.V.                                            6,202       114
   Royal Dutch Shell PLC, Class A (London Exchange)             33,678     1,366
   Royal Dutch Shell PLC, Class B (London Exchange)             25,615     1,029
   Royal KPN N.V.                                               17,231       317
   SBM Offshore N.V.                                             1,118        39
   TNT N.V.                                                      3,726       153
   TomTom N.V. *                                                   464        44
   Unilever N.V. CVA                                            15,810       556
   Vedior N.V. CVA                                               1,362        34
   Wereldhave N.V.                                                 175        19
   Wolters Kluwer N.V.                                           2,685        83
--------------------------------------------------------------------------------
                                                                           6,089
--------------------------------------------------------------------------------
New Zealand - 0.1%
   Auckland International Airport Ltd. +                         7,776        17
   Contact Energy Ltd.                                           3,584        24
   Fisher & Paykel Appliances Holdings Ltd.                      1,920         5
   Fisher & Paykel Healthcare Corp. +                            3,220         8
   Fletcher Building Ltd.                                        3,959        36
   Kiwi Income Property Trust                                    8,549         9
   Sky City Entertainment Group Ltd.                             4,302        16
   Sky Network Television Ltd.                                   1,774         7
   Telecom Corp. of New Zealand Ltd. +                          15,295        50
   Vector Ltd.                                                   1,259         2
--------------------------------------------------------------------------------
                                                                             174
--------------------------------------------------------------------------------
Norway - 0.9%
   Aker Kvaerner ASA                                             1,300        37
   DnB NOR ASA                                                   6,700       105
   DNO ASA * +                                                   5,600        10
   Marine Harvest * +                                           24,550        15
   Norsk Hydro ASA                                               6,400        88
   Ocean RIG ASA * +                                             1,350        11

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Norway - 0.9% continued
   Orkla ASA                                                7,250       $  131
   Petroleum Geo-Services ASA *                             1,350           39
   ProSafe ASA +                                            1,450           25
   Renewable Energy Corp. A/S * +                           1,600           78
   Schibsted ASA +                                            400           18
   StatoilHydro ASA                                        11,528          374
   Storebrand ASA +                                         1,800           20
   Tandberg ASA                                             1,000           22
   Telenor ASA *                                            7,400          171
   TGS Nopec Geophysical Co ASA * +                           700           10
   Tomra Systems ASA +                                      1,500           10
   Yara International ASA                                   1,860           71
-------------------------------------------------------------------------------
                                                                         1,235
-------------------------------------------------------------------------------
Portugal - 0.4%
   Banco BPI S.A. (Registered) +                            2,378           19
   Banco Comercial Portugues S.A. (Registered) +           17,233           75
   Banco Espirito Santo S.A. (Registered)                   1,789           41
   Brisa-Auto Estradas de Portugal S.A.                     3,097           47
   CIMPOR-Cimentos de Portugal, SGPS,S.A.                   2,664           24
   Energias de Portugal S.A.                               17,771          120
   Jeronimo Martins SGPS S.A.                               1,970           16
   Portugal Telecom, SGPS, S.A. (Registered)                6,980           95
   PT Multimedia Servicos de Telecomunicacoes e
      Multimedia SGPS S.A.                                  2,415           33
   Sonae Industria SGPS S.A. * +                              604            7
   Sonae SGPS S.A.                                          8,900           27
-------------------------------------------------------------------------------
                                                                           504
-------------------------------------------------------------------------------
Singapore - 1.0%
   Allgreen Properties Ltd.                                 6,000            7
   Ascendas Real Estate Investment Trust                   10,000           16
   CapitaCommercial Trust                                  10,000           16
   CapitaLand Ltd.                                         12,500           61
   CapitaMall Trust                                         8,000           18
   City Developments Ltd.                                   5,000           50
   ComfortDelgro Corp. Ltd.                                15,000           20
   Cosco Corp. Singapore Ltd.                               6,000           30
   DBS Group Holdings Ltd.                                 11,198          155
   Fraser and Neave Ltd.                                    8,650           35
   Haw Par Corp. Ltd.                                         711            3
   Jardine Cycle & Carriage Ltd.                            1,421           21
   Keppel Corp. Ltd.                                        9,500           88
   Keppel Land Ltd. +                                       3,000           15
   Neptune Orient Lines Ltd.                                3,370           10
   Olam International Ltd.                                  6,000           13
   Oversea-Chinese Banking Corp.                           22,152          131
   Parkway Holdings Ltd.                                    5,250           14
   SembCorp Industries Ltd.                                 7,044           27
   SembCorp Marine Ltd.                                     8,400           26
   Singapore Airlines Ltd.                                  4,667           58
   Singapore Exchange Ltd.                                  7,000           69
   Singapore Land Ltd.                                      1,000            5
   Singapore Post Ltd.                                     13,000           10
   Singapore Press Holdings Ltd.                           15,295           48
   Singapore Technologies Engineering Ltd.                 14,000           37
   Singapore Telecommunications Ltd.                       74,325          199
   SMRT Corp. Ltd.                                          5,000            6
   United Overseas Bank Ltd.                               11,392          156
   UOL Group Ltd.                                           7,039           22
   Venture Corp. Ltd.                                       2,000           17
   Wing Tai Holdings Ltd. +                                 3,500            6
-------------------------------------------------------------------------------
                                                                         1,389
-------------------------------------------------------------------------------
Spain - 4.2%
   Abertis Infraestructuras S.A.                            2,392           80
   Acciona S.A.                                               267           91
   Acerinox S.A. +                                          1,238           33
   ACS Actividades Cons y Serv +                            1,907          123
   Altadis S.A.                                             2,380          173
   Antena 3 de Television S.A.                                996           15
   Banco Bilbao Vizcaya Argentaria S.A.                    34,647          859
   Banco de Sabadell S.A.                                   4,416           51
   Banco Popular Espanol S.A.                               7,522          133
   Banco Santander S.A.                                    57,791        1,240
   Bankinter S.A. *                                         1,219           26
   Cintra Concesiones de Infraestructuras de
      Transporte S.A.                                       2,262           36
   Fomento de Construcciones y Contratas S.A.                 363           31
   Gamesa Corp. Tecnologica S.A.                            1,354           61
   Gas Natural SDG S.A.                                       925           57
   Gestevision Telecinco S.A.                                 785           21
   Grupo Ferrovial S.A. +                                     502           43
   Iberdrola S.A.                                          34,642          571
   Iberia (Lineas Aereas de Espana)                         3,800           18
   Inditex S.A.                                             1,901          132
   Indra Sistemas S.A.                                        913           25
   Mapfre S.A.                                              4,704           22
   Promotora de Informaciones S.A. (Prisa)                    600           10
   Red Electrica de Espana                                    980           60
   Repsol YPF S.A.                                          7,101          262

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Spain - 4.2% continued
   Sacyr Vallehermoso S.A. +                                   882      $   39
   Sociedad General de Aguas de Barcelona S.A.,
      Class A                                                  545          22
   Sogecable S.A. *                                            347          12
   Telefonica S.A.                                          39,791       1,333
   Union Fenosa S.A.                                           848          59
   Zardoya Otis S.A.                                           917          29
   Zeltia S.A. +                                             1,325          13
-------------------------------------------------------------------------------
                                                                         5,680
-------------------------------------------------------------------------------
Sweden - 2.2%
   Alfa Laval AB                                               700          45
   Assa Abloy AB, Class B                                    3,100          65
   Atlas Copco AB, Class A                                   6,200          91
   Atlas Copco AB, Class B                                   3,300          45
   Axfood AB                                                   200           8
   Billerud AB +                                               500           6
   Boliden AB                                                2,300          33
   Castellum AB                                                900          10
   Electrolux AB, Class B +                                  2,023          34
   Elekta AB, Class B                                          600          10
   Eniro AB                                                  1,300          14
   Fabege AB                                                 1,000          11
   ForeningsSparbanken AB                                    1,500          48
   Getinge AB, Class B                                       1,300          33
   Hennes & Mauritz AB, Class B                              4,340         272
   Hoganas AB, Class B                                         200           5
   Holmen AB, Class B                                          400          15
   Husqvarna AB, Class B                                     2,923          31
   Investor AB                                               1,800          42
   Kungsleden AB +                                           1,100          13
   Lundin Petroleum AB * +                                   1,800          20
   Modern Times Group AB, Class B                              500          33
   Nobia AB                                                  1,200          11
   Nordea Bank AB                                           19,400         326
   OMX AB                                                      500          21
   Sandvik AB                                                8,746         158
   SAS AB *                                                    600           9
   Scania AB, Class B                                        2,900          73
   Securitas AB, Class B                                     2,490          34
   Securitas Direct AB, Class B * +                          3,400          14
   Securitas Systems AB, Class B                             3,400          11
   Skandinaviska Enskilda Banken AB, Class A                 4,208         118
   Skanska AB, Class B                                       3,600          70
   SKF AB, Class B                                           3,344          59
   Ssab Svenskt Stal AB, Class A                             1,937          53
   Ssab Svenskt Stal AB, Class B                               675          17
   Svenska Cellulosa AB, Class B                             4,800          86
   Svenska Handelsbanken AB, Class A                         4,053         129
   Swedish Match AB                                          2,200          51
   Tele2 AB, Class B                                         2,400          55
   Telefonaktiebolaget LM Ericsson, Class B                139,440         341
   TeliaSonera AB                                           20,737         198
   Trelleborg AB, Class B                                      600          13
   Volvo AB, Class A                                         3,800          65
   Volvo AB, Class B                                        10,100         172
   Wihlborgs Fastigheter AB                                    210           4
-------------------------------------------------------------------------------
                                                                         2,972
-------------------------------------------------------------------------------
Switzerland - 6.9%
   ABB Ltd. (Registered)                                    20,139         593
   Actelion Ltd. *                                             845          38
   Adecco S.A. (Registered)                                  1,050          58
   Ciba Specialty Chemicals A.G. (Registered)                  563          25
   Compagnie Financiere Richemont S.A ., Class A
      (Bearer)                                               4,845         333
   Credit Suisse Group (Registered)                          9,777         586
   EFG International (Registered)                              365          15
   Geberit A.G. (Registered)                                   314          43
   Givaudan S.A. (Registered)                                   52          50
   Holcim Ltd. (Registered)                                  1,950         209
   Julius Baer Holding A.G. (Registered)                       957          80
   Kudelski S.A. (Bearer) +                                    300           5
   Kuehne & Nagel International A.G. (Registered)              429          44
   Kuoni Reisen Holding A.G. (Registered)                       27          14
   Lindt & Spruengli A.G.                                        7          23
   Logitech International S.A. (Registered) *                1,307          45
   Lonza Group A.G. (Registered)                               361          42
   Nestle S.A. (Registered)                                  3,632       1,738
   Nobel Biocare Holding A.G. (Bearer)                         189          54
   Novartis A.G. (Registered)                               21,445       1,216
   OC Oerlikon Corp. A.G. (Registered) * +                      75          35
   Pargesa Holding S.A.                                        109          12
   Phonak Holding A.G. (Registered)                            370          40
   PSP Swiss Property A.G. (Registered) *                      240          12
   Rieter Holding A.G. (Registered)                             41          21
   Roche Holding A.G. (Genusschein)                          6,495       1,235
   Schindler Holding A.G.                                      500          31
   SGS Societe Generale de Surveillance Holdings
      S.A. (Registered)                                         37          46

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
Switzerland - 6.9% continued
   STMicroelectronics N.V.                                   6,482      $  100
   Straumann Holding A.G. (Registered)                          71          20
   Sulzer A.G. (Registered)                                     23          35
   Swatch Group A.G. (Bearer)                                  257          72
   Swatch Group A.G. (Registered)                              500          27
   Swiss Life Holding (Registered) *                           269          75
   Swiss Reinsurance (Registered)                            3,153         233
   Swisscom A.G. (Registered)                                  180          68
   Syngenta A.G. (Registered)                                  935         232
   Synthes, Inc.                                               472          59
   UBS A.G. (Registered)                                    19,169         964
   Xstrata PLC                                               5,921         417
   Zurich Financial Services A.G. (Registered)               1,349         391
-------------------------------------------------------------------------------
                                                                         9,336
-------------------------------------------------------------------------------
United Kingdom - 19.5%
   3i Group PLC                                              3,116          70
   Acergy S.A.                                               1,550          33
   Aggreko PLC                                               2,000          21
   Alliance & Leicester PLC                                  1,337          20
   Amec PLC                                                  3,333          53
   Anglo American PLC                                       12,333         835
   Antofagasta PLC                                           1,416          22
   ARM Holdings PLC                                         13,295          36
   Arriva PLC                                                1,576          26
   Associated British Foods PLC                              1,330          24
   AstraZeneca PLC                                          13,803         655
   Aviva PLC                                                23,900         336
   BAE Systems PLC                                          32,983         312
   Balfour Beatty PLC                                        3,424          34
   Barclays PLC                                             63,609         737
   Barratt Developments PLC                                  2,331          22
   BBA Aviation PLC                                          4,323          19
   Berkeley Group Holdings PLC *                               673          20
   BG Group PLC                                             30,583         641
   BHP Billiton PLC                                         21,444         710
   Biffa PLC                                                 3,091          21
   Bovis Homes Group PLC                                       912          12
   BP PLC                                                  176,459       2,139
   British Airways PLC *                                     4,579          32
   British American Tobacco PLC                             14,217         552
   British Energy Group PLC                                  9,283         100
   British Land Co. PLC                                      4,596          87
   British Sky Broadcasting Group PLC                       10,958         141
   Brixton PLC                                               1,881          12
   BT Group PLC                                             73,898         435
   Bunzl PLC                                                 2,699          40
   Burberry Group PLC                                        3,503          41
   Cadbury Schweppes PLC                                    18,955         243
   Capita Group PLC                                          5,716          87
   Carnival PLC                                              1,599          70
   Carphone Warehouse Group PLC +                            2,631          20
   Cattles PLC                                               2,885          18
   Centrica PLC                                             33,162         248
   Charter PLC *                                             1,076          19
   Close Brothers Group PLC                                  1,000          19
   Cobham PLC                                                8,998          39
   Compass Group PLC                                        18,068         118
   Cookson Group PLC                                         1,348          21
   CSR PLC *                                                   824          11
   Daily Mail & General Trust, Class A                       2,356          27
   Davis Service Group PLC                                   1,666          18
   De La Rue PLC                                             1,554          28
   Diageo PLC                                               24,500         551
   DSG International PLC                                    14,653          34
   Electrocomponents PLC                                     3,462          16
   Emap PLC                                                  2,257          39
   Enterprise Inns PLC                                       4,433          49
   FirstGroup PLC                                            3,458          50
   FKI PLC                                                   5,000           8
   Friends Provident PLC                                    14,461          47
   G4S PLC                                                   9,162          41
   Galiform PLC *                                            5,000          10
   GKN PLC                                                   6,646          44
   GlaxoSmithKline PLC                                      52,323       1,382
   Great Portland Estates PLC                                1,440          15
   Hammerson PLC                                             2,268          48
   Hays PLC                                                 11,572          30
   HBOS PLC                                                 34,106         559
   Home Retail Group                                         6,978          50
   HSBC Holdings PLC                                       109,016       1,862
   ICAP PLC                                                  4,115          58
   IMI PLC                                                   2,680          25
   Imperial Chemical Industries PLC                         10,416         143
   Imperial Tobacco Group PLC                                6,367         329
   Inchcape PLC                                              4,209          35
   Intercontinental Hotels Group PLC                         2,369          45
   International Power PLC                                  14,439         139
   Intertek Group PLC                                        1,537          29

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 95.9% continued
United Kingdom - 19.5% continued
   Invensys PLC *                                             6,332    $     32
   Invesco PLC                                                7,298          94
   Investec PLC                                               3,130          33
   ITV PLC                                                   30,930          55
   Johnson Matthey PLC                                        1,743          62
   Kazakhmys PLC                                                756          21
   Kelda Group PLC                                            2,193          49
   Kesa Electricals PLC                                       4,212          21
   Kingfisher PLC                                            18,595          58
   Ladbrokes PLC                                              5,001          32
   Land Securities Group PLC                                  4,240         131
   Legal & General Group PLC                                 61,980         165
   Liberty International PLC                                  2,020          47
   Lighthouse Caledonia ASA *                                   246          --
   Lloyds TSB Group PLC                                      51,497         525
   LogicaCMG PLC                                             12,216          31
   London Stock Exchange Group PLC +                          1,256          46
   Lonmin PLC                                                   626          42
   Man Group PLC                                             14,113         162
   Marks & Spencer Group PLC                                 15,620         188
   Meggitt PLC                                                5,205          33
   Misys PLC                                                  5,008          21
   Mondi PLC                                                  3,835          31
   Morrison WM Supermarkets PLC                              10,225          65
   National Express Group PLC                                 1,160          28
   National Grid PLC                                         23,692         400
   Next PLC                                                   2,133          76
   Old Mutual PLC                                            44,909         155
   Pearson PLC                                                7,236         111
   Persimmon PLC                                              2,261          37
   Premier Farnell PLC                                        2,679           8
   Prudential PLC                                            22,274         311
   Punch Taverns PLC                                          2,649          45
   Rank Group PLC                                             5,189          11
   Reckitt Benckiser Group PLC                                5,698         338
   Reed Elsevier PLC                                         11,874         149
   Rentokil Initial PLC                                      14,430          45
   Resolution PLC                                             6,323          92
   Reuters Group PLC                                         12,131         149
   Rexam PLC                                                  5,105          51
   Rio Tinto PLC                                              9,254       1,071
   Rolls-Royce Group PLC *                                   16,627         181
   Royal Bank of Scotland Group PLC                          93,104         878
   SABMiller PLC                                              8,264         235
   Sage Group (The) PLC                                      10,344          46
   Sainsbury (J.) PLC                                        13,935         126
   Schroders PLC                                              1,130          31
   Scottish & Newcastle PLC                                   6,368          98
   Scottish & Southern Energy PLC                             7,867         257
   Segro PLC                                                  3,465          31
   Serco Group PLC                                            3,793          37
   Severn Trent PLC                                           1,854          60
   Shire PLC                                                  2,324          56
   Signet Group PLC                                          13,592          17
   Smith & Nephew PLC                                         8,517         102
   Smiths Group PLC                                           3,545          78
   SSL International PLC                                      2,000          21
   Stagecoach Group PLC                                       4,592          23
   Standard Chartered PLC                                     6,316         249
   Standard Life PLC                                         18,933         102
   Stolt-Nielsen S.A.                                           300           8
   Tate & Lyle PLC                                            4,677          43
   Taylor Wimpey PLC                                         11,332          48
   Tesco PLC                                                 73,246         722
   Thomas Cook Group PLC *                                    5,530          30
   Tomkins PLC                                                6,808          27
   Travis Perkins PLC                                         1,103          30
   Trinity Mirror PLC                                         2,462          17
   TUI Travel PLC *                                           3,878          22
   Tullet Prebon PLC                                          1,424          14
   Tullow Oil PLC                                             6,167          85
   Unilever PLC                                              11,765         431
   United Business Media PLC                                  2,010          26
   United Utilities PLC                                       8,508         131
   Vedanta Resources PLC                                        530          25
   Vodafone Group PLC                                       490,948       1,838
   Whitbread PLC                                              1,567          46
   William Hill PLC                                           2,807          30
   Wolseley PLC                                               6,047          86
   WPP Group PLC                                             11,019         139
   Yell Group PLC                                             6,198          53
-------------------------------------------------------------------------------
                                                                         26,362
-------------------------------------------------------------------------------
Total Common Stocks
-------------------------------------------------------------------------------
(Cost $115,771)/(1)/                                                    129,670

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
PREFERRED STOCKS - 0.4%
Germany - 0.4%
   Fresenius SE                                                 328    $     27
   Henkel KGaA                                                1,417          78
   Porsche A.G.                                                  80         176
   ProSieben SAT.1 Media A.G.                                   653          18
   RWE A.G.                                                     350          41
   Volkswagen A.G.                                              952         145
-------------------------------------------------------------------------------
                                                                            485
-------------------------------------------------------------------------------
Italy - 0.0%
   Istituto Finanziario Industriale S.p.A. *                    503          18
   Unipol S.p.A.                                              9,735          35
-------------------------------------------------------------------------------
                                                                             53
-------------------------------------------------------------------------------
Total Preferred Stocks
-------------------------------------------------------------------------------
(Cost $363)/(1)/                                                            538

INVESTMENT COMPANY - 8.0%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(2) (3)/                  10,891,364      10,891
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $10,891)                                                           10,891


RIGHTS - 0.0%
Norway - 0.0%
   Storebrand ASA *                                           1,800           4
-------------------------------------------------------------------------------
Singapore - 0.0%
   Wing Tai Holdings * +                                        350          --
-------------------------------------------------------------------------------
Spain - 0.0%
   Cintra Conces *                                            2,154           3
-------------------------------------------------------------------------------
Switzerland - 0.0%
   Nobel Biocare A.G. *                                         189          --
-------------------------------------------------------------------------------
Total Rights
-------------------------------------------------------------------------------
(Cost $-)/(1)/                                                                7

WARRANTS - 0.0%
Japan - 0.0%
   Dowa Mining
      Exp. 1/29/10, Strike 1.00 Yen *                         3,000          --
-------------------------------------------------------------------------------
Total Warrants
-------------------------------------------------------------------------------
(Cost $-)/(1)/                                                               --

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT - TERM INVESTMENT - 6.1%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit,
      4.69%, 12/3/07                                    $     8,226   $   8,226
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $8,226)                                                             8,226
-------------------------------------------------------------------------------
Total Investments - 110.4%
-------------------------------------------------------------------------------
(Cost $135,251)                                                         149,332
   Liabilities less Other Assets - (10.4)%                              (14,062)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                   $ 135,270

(1) In accordance with the Portfolio's prospectus, adjustment factors were provided by an independent evaluation service to determine the value of these securities.
(2)  Investment in affiliated Portfolio
(3) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the International Equity Index Portfolio had open futures contracts as follows:

                                     NOTIONAL                         UNREALIZED
                         NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
TYPE                     CONTRACTS    (000S)    POSITION      EXP.      (000S)
--------------------------------------------------------------------------------
DJ Euro Stoxx-50
(Euro)                      45         $2,903     Long       12/07       $109
FTSE 100 Index
(British Pound)              8          1,063     Long       12/07         33
Hang Seng Index
(Hong Kong Dollar)           1            185     Long       12/07         14
SPI 200
(Australian Dollar)          2            290     Long       12/07         12
TOPIX Index
(Japanese Yen)               7            966     Long       12/07         33
--------------------------------------------------------------------------------
Total                                                                    $201
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO continued

At November 30, 2007, the International Equity Index Portfolio's investments were denominated in the following currencies:

CONCENTRATION BY CURRENCY           PERCENTAGE
----------------------------------------------
Euro                                   36.0%
British Pound                          22.4
Japanese Yen                           20.4
Swiss Franc                             6.8
Australian Dollar                       6.5
All other currencies less than 5%       7.9
----------------------------------------------
Total                                 100.0%
----------------------------------------------

At November 30, 2007, the industry sectors for the International Equity Index Portfolio were:

                             % OF LONG TERM
INDUSTRY SECTOR                INVESTMENTS
-------------------------------------------
Consumer Discretionary            10.9%
Consumer Staples                   8.4
Energy                             7.5
Financials                        27.0
Health Care                        6.5
Industrials                       12.2
Information Technology             5.7
Materials                          9.9
Telecommunication Services         6.2
Utilities                          5.7
-------------------------------------------
Total                            100.0%
-------------------------------------------

At November 30, 2007, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

               AMOUNT        IN          AMOUNT
 CONTRACTS     (LOCAL     EXCHANGE        (LOCAL                  UNREALIZED
TO DELIVER    CURRENCY)      FOR        CURRENCY)   SETTLEMENT   GAIN/(LOSS)
 CURRENCY      (000S)     CURRENCY       (000S)        DATE         (000S)
----------------------------------------------------------------------------
                          Australian
U.S. Dollar         300   Dollar              339      12/4/07     $  (1)
                          British
U.S. Dollar       1,300   Pound               632      12/4/07        --
U.S. Dollar       2,200   Euro              1,504      12/4/07         1
                          Hong
                          Kong
U.S. Dollar         200   Dollar            1,557      12/4/07        --
                          Japanese
U.S. Dollar       1,000   Yen             111,200      12/4/07         1
                          Swedish
U.S. Dollar         150   Krona               957      12/4/07        --
                          Swiss
U.S. Dollar         400   Franc               452      12/4/07        --
Australian
Dollar              170   U.S. Dollar         150     12/19/07        --
Australian
Dollar              623   U.S. Dollar         550     12/19/07         1
Australian
Dollar              531   U.S. Dollar         460     12/19/07        (9)
British
Pound                63   U.S. Dollar         130     12/19/07         1
British
Pound               251   U.S. Dollar         510     12/19/07        (6)
British
Pound               662   U.S. Dollar       1,360     12/19/07        --
British
Pound               260   U.S. Dollar         530     12/19/07        (4)
Euro              3,505   U.S. Dollar       4,880     12/19/07      (252)
Euro                275   U.S. Dollar         390     12/19/07       (13)
Hong
Kong
Dollar            2,014   U.S. Dollar         259     12/19/07        --
Hong
Kong
Dollar              311   U.S. Dollar          40     12/19/07        --
Japanese
Yen             232,777   U.S. Dollar       2,060     12/19/07       (39)
Japanese
Yen              16,071   U.S. Dollar         140     12/19/07        (5)
                          Australian
U.S. Dollar          20   Dollar               22     12/19/07        --
                          Australian
U.S. Dollar         310   Dollar              353     12/19/07         1
                          Australian
U.S. Dollar         180   Dollar              202     12/19/07        (2)
                          Australian
U.S. Dollar         250   Dollar              286     12/19/07         2
                          Australian
U.S. Dollar         243   Dollar              284     12/19/07         8
                          British
U.S. Dollar         110   Pound                54     12/19/07        --
                          British
U.S. Dollar       1,150   Pound               563     12/19/07         8
                          British
U.S. Dollar         870   Pound               421     12/19/07        (5)
                          British
U.S. Dollar         660   Pound               327     12/19/07        12
                          British
U.S. Dollar         445   Pound               222     12/19/07        11
U.S. Dollar       3,050   Euro              2,135     12/19/07        76
U.S. Dollar       1,600   Euro              1,078     12/19/07       (22)
U.S. Dollar       2,000   Euro              1,413     12/19/07        70
U.S. Dollar         400   Euro                288     12/19/07        22

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

               AMOUNT        IN          AMOUNT
 CONTRACTS     (LOCAL     EXCHANGE        (LOCAL                  UNREALIZED
TO DELIVER    CURRENCY)      FOR        CURRENCY)   SETTLEMENT   GAIN/(LOSS)
 CURRENCY      (000S)     CURRENCY       (000S)        DATE         (000S)
----------------------------------------------------------------------------
                          Hong
                          Kong
U.S. Dollar          60   Dollar              465     12/19/07      $ --
                          Hong
                          Kong
U.S. Dollar         310   Dollar            2,404     12/19/07        (1)
                          Japanese
U.S. Dollar         260   Yen              29,469     12/19/07         6
                          Japanese
U.S. Dollar         540   Yen              58,539     12/19/07       (12)
                          Japanese
U.S. Dollar       1,230   Yen             140,995     12/19/07        42
                          Japanese
U.S. Dollar         180   Yen              19,471     12/19/07        (4)
                          Japanese
U.S. Dollar         200   Yen              22,965     12/19/07         7
                          Japanese
U.S. Dollar         270   Yen              30,737     12/19/07         7
----------------------------------------------------------------------------
Total                                                               $(99)
----------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.6%
Aerospace/Defense - 6.5%
   BE Aerospace, Inc. *                                         485        $ 23
   Curtiss-Wright Corp. +                                       470          25
   Kaman Corp.                                                  655          21
   Orbital Sciences Corp. * +                                   490          12
   Teledyne Technologies, Inc. *                                340          19
   TransDigm Group, Inc. * +                                    400          19
   Triumph Group, Inc. +                                        285          23
-------------------------------------------------------------------------------
                                                                            142
-------------------------------------------------------------------------------
Apparel - 1.8%
   Gymboree Corp. * +                                           495          17
   Warnaco Group (The), Inc. *                                  595          22
-------------------------------------------------------------------------------
                                                                             39
-------------------------------------------------------------------------------
Banks - 1.1%
   Sterling Bancshares, Inc. of Texas                           950          12
   Wintrust Financial Corp.                                     325          11
-------------------------------------------------------------------------------
                                                                             23
-------------------------------------------------------------------------------
Beverages - 0.5%
   Hansen Natural Corp. *                                       250          11
-------------------------------------------------------------------------------
Biotechnology - 1.0%
   Myriad Genetics, Inc. * +                                    298          14
   Savient Pharmaceuticals, Inc. * +                            559           8
-------------------------------------------------------------------------------
                                                                             22
-------------------------------------------------------------------------------
Chemicals - 1.7%
   CF Industries Holdings, Inc.                                 140          13
   Terra Industries, Inc. *                                     350          13
   UAP Holding Corp.                                            375          11
-------------------------------------------------------------------------------
                                                                             37
-------------------------------------------------------------------------------
Commercial Services - 6.6%
   American Public Education, Inc. *                            233          10
   DeVry, Inc.                                                  280          15
   FTI Consulting, Inc. *                                       300          17
   Geo Group (The), Inc. * +                                    375          10
   Interactive Data Corp. +                                     855          27
   Korn/Ferry International *                                   800          14
   Quanta Services, Inc. *                                      582          16
   Strayer Education, Inc. +                                    115          21
   Team, Inc. *                                                 450          13
-------------------------------------------------------------------------------
                                                                            143
-------------------------------------------------------------------------------
Computers - 4.7%
   Ansoft Corp. * +                                             400          12
   FactSet Research Systems, Inc.                               261          16
   IHS, Inc., Class A * +                                       355          25
   Micros Systems, Inc. * +                                     287          21
   Radiant Systems, Inc. * +                                    993          16
   Synaptics, Inc. *                                            223          12
-------------------------------------------------------------------------------
                                                                            102
-------------------------------------------------------------------------------
Cosmetics/Personal Care - 1.0%
   Chattem, Inc. * +                                            300          21
-------------------------------------------------------------------------------
Distribution/Wholesale - 0.5%
   LKQ Corp. * +                                                300          12
-------------------------------------------------------------------------------
Diversified Financial Services - 3.0%
   GFI Group, Inc. * +                                          195          19
   National Financial Partners Corp. +                          335          15
   Portfolio Recovery Associates, Inc.                          310          13
   World Acceptance Corp. * +                                   575          18
-------------------------------------------------------------------------------
                                                                             65
-------------------------------------------------------------------------------
Electrical Components & Equipment - 1.1%
   General Cable Corp. *                                        310          23
-------------------------------------------------------------------------------
Electronics - 4.7%
   Dionex Corp. * +                                             229          19
   FARO Technologies, Inc. * +                                  370          10
   Flir Systems, Inc. * +                                       278          19
   Mettler-Toledo International, Inc. *                         135          16
   Rofin-Sinar Technologies, Inc. * +                           263          24
   Varian, Inc. *                                               204          14
-------------------------------------------------------------------------------
                                                                            102
-------------------------------------------------------------------------------
Engineering & Construction - 2.2%
   Dycom Industries, Inc. *                                     650          18
   EMCOR Group, Inc. *                                          425          11
   URS Corp. *                                                  340          20
-------------------------------------------------------------------------------
                                                                             49
-------------------------------------------------------------------------------
Entertainment - 1.6%
   Bally Technologies, Inc. * +                                 535          22
   Vail Resorts, Inc. *                                         255          14
-------------------------------------------------------------------------------
                                                                             36
-------------------------------------------------------------------------------
Environmental Control - 0.5%
   Calgon Carbon Corp. * +                                      725          11
-------------------------------------------------------------------------------
Food - 2.0%
   Flowers Foods, Inc. +                                      1,100          26
   Hain Celestial Group, Inc. * +                               525          17
-------------------------------------------------------------------------------
                                                                             43
-------------------------------------------------------------------------------
Healthcare - Products - 5.3%
   Arthrocare Corp. * +                                         319          17
   Hansen Medical, Inc., *                                      345          10

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.6% continued
Healthcare - Products - 5.3% continued
   Hologic, Inc. *                                              322        $ 21
   Immucor, Inc. *                                              420          14
   Meridian Bioscience, Inc. +                                  579          18
   NuVasive, Inc. * +                                           250          11
   Respironics, Inc. *                                          358          18
   Trans1, Inc. * +                                             305           6
-------------------------------------------------------------------------------
                                                                            115
-------------------------------------------------------------------------------
Healthcare - Services - 1.5%
   Pediatrix Medical Group, Inc. *                              253          16
   Sunrise Senior Living, Inc. * +                              523          17
-------------------------------------------------------------------------------
                                                                             33
-------------------------------------------------------------------------------
Home Furnishings - 1.3%
   Tempur-Pedic International, Inc. +                           380          11
   Universal Electronics, Inc. * +                              450          17
-------------------------------------------------------------------------------
                                                                             28
-------------------------------------------------------------------------------
Household Products/Wares - 2.1%
   Fossil, Inc. * +                                             525          23
   Tupperware Brands Corp.                                      670          23
-------------------------------------------------------------------------------
                                                                             46
-------------------------------------------------------------------------------
Insurance - 1.2%
   American Equity Investment Life Holding Co. +              1,655          15
   Delphi Financial Group, Inc., Class A +                      290          11
-------------------------------------------------------------------------------
                                                                             26
-------------------------------------------------------------------------------
Internet - 4.8%
   Cogent Communications Group, Inc. * +                        627          13
   eResearch Technology, Inc. * +                             1,491          18
   Global Sources Ltd. * +                                      680          21
   Priceline.com, Inc. * +                                      120          14
   Shutterfly, Inc. * +                                         300           8
   ValueClick, Inc. *                                           630          15
   Vasco Data Security International, Inc. * +                  729          16
-------------------------------------------------------------------------------
                                                                            105
-------------------------------------------------------------------------------
Iron/Steel - 1.5%
   Carpenter Technology Corp.                                   160          12
   Cleveland-Cliffs, Inc. +                                     220          20
-------------------------------------------------------------------------------
                                                                             32
-------------------------------------------------------------------------------
Leisure Time - 0.5%
   Ambassadors Group, Inc. +                                    625          11
-------------------------------------------------------------------------------
Lodging - 0.4%
   Monarch Casino & Resort, Inc. *                              330           8
-------------------------------------------------------------------------------
Machinery - Diversified - 2.2%
   Kadant, Inc. *                                               405          12
   Middleby Corp. * +                                           210          16
   Wabtec Corp.                                                 590          20
-------------------------------------------------------------------------------
                                                                             48
-------------------------------------------------------------------------------
Metal Fabrication/Hardware - 1.7%
   Kaydon Corp. +                                               390          20
   RBC Bearings, Inc. * +                                       455          17
-------------------------------------------------------------------------------
                                                                             37
-------------------------------------------------------------------------------
Mining - 0.5%
   Century Aluminum Co. * +                                     195          11
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.5%
   Acuity Brands, Inc.                                          275          11
-------------------------------------------------------------------------------
Office Furnishings - 0.6%
   Knoll, Inc.                                                  775          14
-------------------------------------------------------------------------------
Oil & Gas - 1.6%
   Atwood Oceanics, Inc. *                                      335          29
   SandRidge Energy, Inc. *                                     185           6
-------------------------------------------------------------------------------
                                                                             35
-------------------------------------------------------------------------------
Oil & Gas Services - 3.5%
   Cal Dive International, Inc. * +                           1,100          14
   Dawson Geophysical Co. * +                                   175          12
   Exterran Holdings, Inc. * +                                  240          19
   Matrix Service Co. * +                                       655          17
   NATCO Group, Inc., Class A *                                 325          15
-------------------------------------------------------------------------------
                                                                             77
-------------------------------------------------------------------------------
Pharmaceuticals - 7.6%
   BioMarin Pharmaceutical, Inc. * +                            625          17
   Cubist Pharmaceuticals, Inc. * +                             635          14
   Cypress Bioscience, Inc. * +                               1,279          16
   Isis Pharmaceuticals, Inc. * +                               866          15
   KV Pharmaceutical Co., Class A * +                           495          14
   MGI Pharma, Inc. * +                                         405          14
   Perrigo Co. +                                                524          16
   Pharmion Corp. *                                             305          19
   Sciele Pharma, Inc. * +                                      510          11
   United Therapeutics Corp. *                                  121          12
   VCA Antech, Inc. *                                           429          18
-------------------------------------------------------------------------------
                                                                            166
-------------------------------------------------------------------------------
Retail - 3.4%
   Aeropostale, Inc. * +                                        855          22
   Burger King Holdings, Inc.                                   695          18
   Insight Enterprises, Inc. *                                  603          12
   Jos. A. Bank Clothiers, Inc. * +                             325           8

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO continued

NOVEMBER 30, 2007

                                                            NUMBER       VALUE
                                                          OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.6% continued
Retail - 3.4% continued
   Ulta Salon Cosmetics & Fragrance, Inc. * +                   570      $   15
-------------------------------------------------------------------------------
                                                                             75
-------------------------------------------------------------------------------
Semiconductors - 2.0%
   Microsemi Corp. *                                            472          11
   ON Semiconductor Corp. * +                                 2,010          18
   PMC - Sierra, Inc. *                                       2,086          15
-------------------------------------------------------------------------------
                                                                             44
-------------------------------------------------------------------------------
Software - 8.3%
   Actuate Corp. * +                                          2,475          19
   Aspen Technology, Inc. * +                                   915          16
   Blackboard, Inc. * +                                         303          12
   CommVault Systems, Inc. * +                                  695          15
   Double-Take Software, Inc. * +                               488          12
   Eclipsys Corp. * +                                           700          16
   Informatica Corp. *                                        1,119          19
   Lawson Software, Inc. * +                                  1,770          17
   Nuance Communications, Inc. * +                              814          16
   Omnicell, Inc. *                                             552          15
   Phase Forward, Inc. * +                                      484          12
   Wind River Systems, Inc. *                                 1,114          11
-------------------------------------------------------------------------------
                                                                            180
-------------------------------------------------------------------------------
Telecommunications - 6.1%
   Anixter International, Inc. * +                              370          24
   Arris Group, Inc. * +                                      1,829          19
   Atheros Communications, Inc. *                               431          13
   Cbeyond, Inc. * +                                            355          15
   Comtech Telecommunications Corp. * +                         306          15
   Foundry Networks, Inc. *                                   1,012          18
   Plantronics, Inc.                                            621          17
   Starent Networks Corp. * +                                   648          13
-------------------------------------------------------------------------------
                                                                            134
-------------------------------------------------------------------------------
Transportation - 0.5%
   Gulfmark Offshore, Inc. * +                                  235          10
-------------------------------------------------------------------------------
Total Common Stocks
-------------------------------------------------------------------------------
(Cost $1,916)                                                             2,127

INVESTMENT COMPANY - 50.6%
-------------------------------------------------------------------------------
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)(2)/                    1,102,112       1,102
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $1,102)                                                             1,102

                                                          PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)        (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 6.1%
   Skandinaviska Enskildaban,
      Sweden, Eurodollar Time Deposit
      4.69%, 12/3/07                                           $134     $   134
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $134)                                                                 134

-------------------------------------------------------------------------------
Total Investments - 154.3%
-------------------------------------------------------------------------------
(Cost $3,152)                                                             3,363
   Liabilities less Other Assets - (54.3)%                               (1,184)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $ 2,179

(1)  Investment in affiliated Portfolio

(2) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security

+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the industry sectors for the Small Company Growth Portfolio were:

                             % OF LONG TERM
INDUSTRY SECTOR                INVESTMENTS
-------------------------------------------
Consumer Discretionary            16.0%
Consumer Staples                   3.6
Energy                             5.8
Financials                         5.4
Health Care                       20.6
Industrials                       19.4
Information Technology            24.1
Telecommunication Services         1.3
Materials                          3.8
-------------------------------------------
Total                            100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5%
Advertising - 0.2%
   Gaiam, Inc., Class A * +                                       1,100   $   26
   Greenfield Online, Inc. *                                      1,400       21
   inVentiv Health, Inc. *                                        1,995       58
   Marchex, Inc., Class B +                                       1,700       21
   ValueVision Media, Inc., Class A * +                           1,831       12
--------------------------------------------------------------------------------
                                                                             138
--------------------------------------------------------------------------------
Aerospace/Defense - 1.4%
   AAR Corp. * +                                                  2,343       77
   Aerovironment, Inc. * +                                          471       11
   Argon ST, Inc. * +                                               768       14
   Curtiss-Wright Corp.                                           2,888      156
   EDO Corp. +                                                    1,161       65
   Esterline Technologies Corp. *                                 1,883       98
   GenCorp, Inc. * +                                              3,476       42
   Heico Corp. +                                                  1,647       81
   Innovative Solutions & Support, Inc. * +                         767       11
   Kaman Corp. +                                                  1,490       48
   Moog, Inc., Class A * +                                        2,385      107
   MTC Technologies, Inc. * +                                       604       10
   Orbital Sciences Corp. * +                                     3,777       91
   Sequa Corp., Class A *                                           426       75
   Teledyne Technologies, Inc. *                                  2,216      120
   TransDigm Group, Inc. *                                          604       29
   Triumph Group, Inc. +                                          1,101       89
   United Industrial Corp. of New York +                            481       39
--------------------------------------------------------------------------------
                                                                           1,163
--------------------------------------------------------------------------------
Agriculture - 0.3%
   Alico, Inc. +                                                    192        9
   Alliance One International, Inc. * +                           5,878       24
   Andersons (The), Inc. +                                        1,000       43
   Cadiz, Inc. * +                                                  700       14
   Maui Land & Pineapple Co., Inc. *                                252        7
   Tejon Ranch Co. * +                                              701       27
   Universal Corp. of Virginia +                                  1,775       95
   Vector Group Ltd. +                                            1,878       41
--------------------------------------------------------------------------------
                                                                             260
--------------------------------------------------------------------------------
Airlines - 0.5%
   Airtran Holdings, Inc. * +                                     5,812       49
   Alaska Air Group, Inc. * +                                     2,631       67
   Allegiant Travel Co. * +                                         300       11
   ExpressJet Holdings, Inc. * +                                  2,927        7
   JetBlue Airways Corp. * +                                     11,300       79
   Midwest Air Group, Inc. * +                                    1,500       23
   Pinnacle Airlines Corp. * +                                    1,100       18
   Republic Airways Holdings, Inc. * +                            2,200       44
   Skywest, Inc. +                                                4,124      109
--------------------------------------------------------------------------------
                                                                             407
--------------------------------------------------------------------------------
Apparel - 1.1%
   Carter's, Inc. *                                               3,700       83
   Cherokee, Inc. +                                                 423       13
   Columbia Sportswear Co. +                                        900       43
   Deckers Outdoor Corp. * +                                        754      109
   G-III Apparel Group Ltd. * +                                     800       12
   Gymboree Corp. * +                                             2,016       67
   Heelys, Inc. * +                                                 300        2
   Iconix Brand Group, Inc. * +                                   3,254       74
   K-Swiss, Inc., Class A +                                       1,714       31
   Kellwood Co. +                                                 1,592       24
   Maidenform Brands, Inc. * +                                    1,400       18
   Oxford Industries, Inc. +                                        998       25
   Perry Ellis International, Inc. * +                              704       11
   Quiksilver, Inc. * +                                           8,000       85
   Skechers U.S.A., Inc., Class A * +                             1,331       30
   Steven Madden Ltd. *                                           1,300       30
   Timberland (The) Co., Class A * +                              3,000       49
   True Religion Apparel, Inc. * +                                  900       16
   Volcom, Inc. * +                                                 930       25
   Warnaco Group (The), Inc. *                                    3,021      111
   Weyco Group, Inc. +                                              404       11
   Wolverine World Wide, Inc.                                     3,462       86
--------------------------------------------------------------------------------
                                                                             955
--------------------------------------------------------------------------------
Auto Manufacturers - 0.1%
   A.S.V., Inc. * +                                               1,308       15
   Force Protection, Inc. * +                                     4,300       47
   Wabash National Corp. +                                        1,735       12
--------------------------------------------------------------------------------
                                                                              74
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.9%
   Accuride Corp. * +                                             1,400       11
   Aftermarket Technology Corp. * +                               1,368       38
   American Axle & Manufacturing Holdings, Inc. +                 2,900       67
   Amerigon, Inc. * +                                             1,300       24
   ArvinMeritor, Inc. +                                           4,600       46
   Commercial Vehicle Group, Inc. * +                             1,300       17
   Cooper Tire & Rubber Co.                                       3,941       61
   Exide Technologies * +                                         4,600       32
   Hayes Lemmerz International, Inc. * +                          6,100       25
   Lear Corp. * +                                                 4,912      145
   Miller Industries, Inc. of Tennessee * +                         600        8

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5%
Auto Parts & Equipment - 0.9% continued
   Modine Manufacturing Co. +                                     2,037     $ 41
   Noble International Ltd. +                                       750       12
   Spartan Motors, Inc. +                                         2,000       20
   Standard Motor Products, Inc. +                                  900        7
   Superior Industries International, Inc. +                      1,434       27
   Tenneco, Inc. * +                                              2,992       89
   Titan International, Inc. +                                    1,466       40
   Visteon Corp. * +                                              8,225       36
--------------------------------------------------------------------------------
                                                                             746
--------------------------------------------------------------------------------
Banks - 5.8%
   1st Source Corp. +                                               855       17
   Alabama National Bancorp                                       1,018       79
   Amcore Financial, Inc. +                                       1,441       34
   AmericanWest Bancorp +                                         1,031       19
   Ameris Bancorp +                                                 794       13
   Bancfirst Corp. +                                                518       24
   Banco Latinoamericano de Exportaciones S.A.,
      Class E                                                     1,700       30
   Bancorp, Inc. of Delaware * +                                    672       11
   Bank Mutual Corp. +                                            3,359       34
   Bank of the Ozarks, Inc. +                                       708       21
   Banner Corp. +                                                   897       27
   Boston Private Financial Holdings, Inc. +                      2,382       66
   Capital City Bank Group, Inc. +                                  737       21
   Capital Corp. of the West +                                      556       10
   Capitol Bancorp Ltd. +                                           862       17
   Cascade Bancorp +                                              1,408       24
   Cass Information Systems, Inc. +                                 440       16
   Cathay General Bancorp +                                       3,309       96
   Centennial Bank Holdings, Inc. * +                             3,300       17
   Center Financial Corp. +                                         540        7
   Central Pacific Financial Corp. +                              1,997       40
   Chemical Financial Corp. +                                     1,510       38
   Chittenden Corp.                                               2,976      104
   Citizens Republic Bancorp, Inc. +                              4,804       68
   City Holding Co.                                               1,053       38
   CityBank Lynwood of Washington +                                 847       18
   CoBiz Financial, Inc. +                                        1,106       18
   Columbia Banking System, Inc. +                                1,071       33
   Community Bancorp of Nevada * +                                  600       11
   Community Bank System, Inc. +                                  1,826       37
   Community Banks, Inc. +                                        1,442       41
   Community Trust Bancorp, Inc. +                                  945       27
   Corus Bankshares, Inc. +                                       2,444       23
   CVB Financial Corp. +                                          4,149       46
   Enterprise Financial Services Corp. +                            600       14
   First Bancorp of North Carolina +                                772       15
   First BanCorp of Puerto Rico +                                 5,700       37
   First Busey Corp., Class A +                                   1,583       33
   First Charter Corp. +                                          2,262       68
   First Commonwealth Financial Corp. +                           4,580       53
   First Community Bancorp, Inc. of California +                  1,647       74
   First Community Bancshares, Inc. of Virginia +                   599       19
   First Financial Bancorp +                                      2,000       23
   First Financial Bankshares, Inc. +                             1,234       48
   First Financial Corp. of Indiana +                               866       25
   First Indiana Corp.                                              775       25
   First Merchants Corp.                                          1,138       25
   First Midwest Bancorp, Inc. of Illinois +                      3,200      105
   First Regional Bancorp of California * +                         447       10
   First South Bancorp, Inc. of North Carolina +                    526       13
   First State Bancorporation of New Mexico                       1,198       18
   FirstMerit Corp. +                                             5,200      107
   FNB Corp. of Pennsylvania +                                    3,900       60
   Fremont General Corp. +                                        4,000       10
   Frontier Financial Corp. +                                     2,529       48
   Glacier Bancorp, Inc. +                                        3,395       68
   Great Southern Bancorp, Inc. +                                   635       14
   Green Bankshares, Inc.                                           684       20
   Hancock Holding Co. +                                          1,752       69
   Hanmi Financial Corp. +                                        2,482       24
   Harleysville National Corp. +                                  1,847       28
   Heartland Financial USA, Inc. +                                  810       16
   Heritage Commerce Corp. +                                        762       14
   Home Bancshares, Inc. +                                          708       14
   Horizon Financial Corp. +                                        752       13
   IBERIABANK Corp. +                                               685       33
   Imperial Capital Bancorp, Inc.                                   324        7
   Independent Bank Corp. of Massachusetts +                        888       26
   Independent Bank Corp. of Michigan +                           1,407       13
   Integra Bank Corp.                                             1,276       20
   International Bancshares Corp. +                               3,120       69
   Irwin Financial Corp. +                                        1,169       10
   Lakeland Bancorp, Inc. +                                       1,247       14
   Lakeland Financial Corp. +                                       708       13
   Macatawa Bank Corp. +                                            926        9
   MainSource Financial Group, Inc. +                             1,156       17
   MB Financial, Inc. +                                           2,393       76

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5%
Banks - 5.8% continued
   Midwest Banc Holdings, Inc. +                                  1,172   $   15
   Nara Bancorp, Inc. +                                           1,313       18
   National Penn Bancshares, Inc. +                               3,050       48
   NBT Bancorp, Inc. +                                            2,097       52
   Old National Bancorp of Indiana +                              4,215       67
   Old Second Bancorp, Inc. +                                       722       19
   Omega Financial Corp. +                                          783       24
   Oriental Financial Group, Inc.                                 1,308       18
   Pacific Capital Bancorp +                                      3,015       62
   Park National Corp. +                                            745       56
   Peoples Bancorp, Inc. of Ohio                                    647       16
   Pinnacle Financial Partners, Inc. * +                          1,000       29
   Preferred Bank of California +                                   587       16
   PrivateBancorp, Inc. +                                         1,200       37
   Prosperity Bancshares, Inc. +                                  2,267       73
   Provident Bankshares Corp. +                                   2,101       49
   Renasant Corp. +                                               1,262       25
   Republic Bancorp, Inc. of Kentucky, Class A                      514        8
   Royal Bancshares of Pennsylvania, Inc., Class A +                263        3
   S & T Bancorp, Inc. +                                          1,563       50
   Sandy Spring Bancorp, Inc. +                                     974       29
   Santander BanCorp +                                              271        3
   SCBT Financial Corp. +                                           572       18
   Seacoast Banking Corp. of Florida +                              905       11
   Security Bank Corp. of Georgia +                                 972       11
   Sierra Bancorp +                                                 464       12
   Signature Bank of New York * +                                 1,900       70
   Simmons First National Corp., Class A +                          876       23
   South Financial Group (The), Inc. +                            4,800       86
   Southside Bancshares, Inc. +                                     650       12
   Southwest Bancorp, Inc. of Oklahoma +                            896       16
   Sterling Bancorp of New York +                                 1,170       16
   Sterling Bancshares, Inc. of Texas +                           4,746       59
   Sterling Financial Corp. of Pennsylvania +                     1,616       28
   Sterling Financial Corp. of Washington +                       3,322       60
   Suffolk Bancorp                                                  652       20
   Sun Bancorp, Inc. of New Jersey * +                              909       15
   Superior Bancorp * +                                           2,092       13
   Susquehanna Bancshares, Inc.                                   3,235       64
   SVB Financial Group * +                                        2,246      116
   SY Bancorp, Inc. +                                               770       18
   Taylor Capital Group, Inc.                                       341        8
   Texas Capital Bancshares, Inc. * +                             1,500       32
   Tompkins Financial Corp. +                                       390       17
   Trico Bancshares                                                 842       18
   Trustco Bank Corp. of New York +                               4,678       50
   Trustmark Corp. +                                              3,100       79
   UCBH Holdings, Inc. +                                          6,365      102
   UMB Financial Corp.                                            1,978       74
   Umpqua Holdings Corp. +                                        3,959       64
   Union Bankshares Corp. of Virginia +                             791       16
   United Bankshares, Inc. +                                      2,500       78
   United Community Banks, Inc. of Georgia +                      2,615       50
   United Security Bancshares of California +                       500        8
   Univest Corp. of Pennsylvania +                                  800       17
   USB Holding Co., Inc. +                                          720       15
   USB Holdings Co., Inc. - Fractional Shares *                  50,000       --
   Virginia Commerce Bancorp * +                                    995       12
   W. Holding Co., Inc. +                                         6,200        7
   Washington Trust Bancorp, Inc. +                                 696       17
   WesBanco, Inc. +                                               1,301       31
   West Coast Bancorp of Oregon                                     925       18
   Westamerica Bancorporation +                                   1,908       90
   Western Alliance Bancorp * +                                   1,000       22
   Wilshire Bancorp, Inc. +                                       1,000        9
   Wintrust Financial Corp. +                                     1,599       56
--------------------------------------------------------------------------------
                                                                           4,817
--------------------------------------------------------------------------------
Beverages - 0.3%
   Boston Beer Co., Inc., Class A *                                 596       20
   Central European Distribution Corp. * +                        2,246      112
   Coca-Cola Bottling Co. Consolidated                              365       21
   Farmer Bros. Co. +                                               400        9
   Green Mountain Coffee Roasters, Inc. * +                       1,100       36
   Jones Soda Co. * +                                             1,500       10
   National Beverage Corp. +                                        520        4
   Peet's Coffee & Tea, Inc. * +                                    805       21
--------------------------------------------------------------------------------
                                                                             233
--------------------------------------------------------------------------------
Biotechnology - 2.4%
   Acorda Therapeutics, Inc. * +                                  1,600       30
   Affymax, Inc. * +                                                300        8
   Affymetrix, Inc. * +                                           4,400       92
   Alexion Pharmaceuticals, Inc. * +                              2,367      172
   AMAG Pharmaceuticals, Inc. * +                                 1,112       64
   American Oriental Bioengineering, Inc. * +                     3,400       40
   Applera Corp. - Celera Group * +                               5,048       76
   Arena Pharmaceuticals, Inc. * +                                4,571       40
   Ariad Pharmaceuticals, Inc. * +                                4,198       19
   Arqule, Inc. * +                                               2,400       16

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Biotechnology - 2.4% continued
   ARYx Therapeutics, Inc. *                                        119   $    1
   Bio-Rad Laboratories, Inc., Class A * +                        1,200      121
   BioMimetic Therapeutics, Inc. * +                                700        9
   Cambrex Corp. +                                                1,629       13
   Cell Genesys, Inc. * +                                         4,356       10
   CryoLife, Inc. *                                               1,400       10
   Cytokinetics, Inc. * +                                         2,000       10
   Encysive Pharmaceuticals, Inc. * +                             3,167        2
   Enzo Biochem, Inc. * +                                         1,978       22
   Enzon Pharmaceuticals, Inc. * +                                2,852       27
   Exelixis, Inc. * +                                             6,631       58
   Genomic Health, Inc. * +                                         900       22
   GenVec, Inc. * +                                               4,000        7
   Geron Corp. * +                                                4,515       29
   GTX, Inc. * +                                                  1,000       14
   Halozyme Therapeutics, Inc. * +                                4,000       34
   Human Genome Sciences, Inc. * +                                8,500       88
   Illumina, Inc. * +                                             3,443      199
   Immunomedics, Inc. * +                                         3,500        8
   Incyte Corp. * +                                               5,340       46
   Integra LifeSciences Holdings Corp. * +                        1,146       48
   InterMune, Inc. * +                                            1,966       32
   Keryx Biopharmaceuticals, Inc. * +                             2,749       25
   Kosan Biosciences, Inc. * +                                    2,600       12
   Lifecell Corp. * +                                             2,216       90
   Martek Biosciences Corp. * +                                   2,000       52
   Maxygen, Inc. * +                                              1,484       11
   Medivation, Inc. * +                                           1,400       19
   Molecular Insight Pharmaceuticals, Inc. * +                      200        2
   Momenta Pharmaceuticals, Inc. * +                              1,400        7
   Myriad Genetics, Inc. * +                                      2,732      132
   Nektar Therapeutics * +                                        5,800       39
   Novacea, Inc. * +                                                300        1
   Omrix Biopharmaceuticals, Inc. * +                               900       30
   Orexigen Therapeutics, Inc. * +                                  400        5
   Protalix BioTherapeutics, Inc. *                                 100       --
   Regeneration Technologies, Inc. *                              1,800       16
   Regeneron Pharmaceuticals, Inc. * +                            4,046       88
   Savient Pharmaceuticals, Inc. * +                              3,348       47
   Seattle Genetics, Inc. * +                                     3,000       33
   SuperGen, Inc. * +                                             3,241       14
   Telik, Inc. * +                                                3,112       10
   Tercica, Inc. * +                                              2,000       13
   XOMA Ltd. * +                                                  8,400       30
--------------------------------------------------------------------------------
                                                                           2,043
--------------------------------------------------------------------------------
Building Materials - 0.8%
   AAON, Inc.                                                       820       16
   Apogee Enterprises, Inc. +                                     1,855       41
   Builders FirstSource, Inc. * +                                   800        6
   Comfort Systems USA, Inc.                                      2,500       29
   Drew Industries, Inc. * +                                      1,180       32
   Genlyte Group, Inc. * +                                        1,784      168
   Gibraltar Industries, Inc. +                                   1,540       22
   Goodman Global, Inc. * +                                       2,400       57
   Interline Brands, Inc. * +                                     1,690       40
   LSI Industries, Inc. +                                         1,138       23
   NCI Building Systems, Inc. * +                                 1,313       45
   PGT, Inc. * +                                                    500        3
   Simpson Manufacturing Co., Inc. +                              2,372       63
   Texas Industries, Inc. +                                       1,742      121
   Trex Co., Inc. * +                                               624        4
   U.S. Concrete, Inc. * +                                        2,000        8
   Universal Forest Products, Inc. +                              1,106       32
--------------------------------------------------------------------------------
                                                                             710
--------------------------------------------------------------------------------
Chemicals - 2.4%
   American Vanguard Corp. +                                      1,100       18
   Arch Chemicals, Inc. +                                         1,516       62
   Balchem Corp. +                                                1,100       23
   CF Industries Holdings, Inc.                                   3,514      320
   Ferro Corp.                                                    2,693       57
   Fuller (H.B.) Co. +                                            3,912       99
   Georgia Gulf Corp. +                                           2,264       17
   Grace (W.R.) & Co. * +                                         4,434      120
   Hercules, Inc.                                                 7,374      143
   Innophos Holdings, Inc. +                                      1,300       19
   Innospec, Inc.                                                 1,460       26
   Kronos Worldwide, Inc. +                                         115        2
   Landec Corp. * +                                               1,300       17
   Metabolix, Inc. * +                                              900       19
   Minerals Technologies, Inc. +                                  1,206       81
   NewMarket Corp.                                                  975       52
   NL Industries, Inc. +                                            398        4
   Olin Corp. +                                                   4,706       99
   OM Group, Inc. *                                               1,834      103
   PolyOne Corp. * +                                              5,756       36
   Rockwood Holdings, Inc. * +                                    2,266       76
   Schulman (A.), Inc. +                                          1,654       36

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Chemicals - 2.4% continued
   Sensient Technologies Corp.                                    2,973   $   82
   ShengdaTech, Inc. * +                                          1,900       16
   Spartech Corp. +                                               1,970       27
   Stepan Co. +                                                     343       10
   Symyx Technologies, Inc. * +                                   2,030       16
   Terra Industries, Inc. * +                                     5,900      223
   Tronox, Inc., Class B +                                        2,500       20
   UAP Holding Corp. +                                            3,300       99
   Valhi, Inc. +                                                    400        7
   Zep, Inc. *                                                    1,326       17
   Zoltek Cos., Inc. * +                                          1,600       68
--------------------------------------------------------------------------------
                                                                           2,014
--------------------------------------------------------------------------------
Coal - 0.3%
   Alpha Natural Resources, Inc. * +                              4,190      118
   International Coal Group, Inc. * +                             7,800       39
   Walter Industries, Inc.                                        3,300      114
--------------------------------------------------------------------------------
                                                                             271
--------------------------------------------------------------------------------
Commercial Services - 6.2%
   Aaron Rents, Inc. +                                            2,935       59
   ABM Industries, Inc. +                                         2,733       56
   Administaff, Inc. +                                            1,498       49
   Advance America Cash Advance Centers, Inc. +                   4,180       38
   Advisory Board (The) Co. * +                                   1,179       77
   Albany Molecular Research, Inc. * +                            1,489       20
   AMN Healthcare Services, Inc. * +                              2,211       37
   Arbitron, Inc. +                                               1,909       76
   Arrowhead Research Corp. * +                                   2,000        8
   Bankrate, Inc. * +                                               710       28
   Barrett Business Services +                                      500        8
   BearingPoint, Inc. * +                                        12,800       47
   Bowne & Co., Inc. +                                            1,757       32
   Bright Horizons Family Solutions, Inc. * +                     1,688       64
   Capella Education Co. * +                                        700       49
   CBIZ, Inc. * +                                                 2,921       27
   CDI Corp. +                                                      764       20
   Cenveo, Inc. * +                                               3,370       69
   Chemed Corp.                                                   1,548       84
   Clayton Holdings, Inc. * +                                       600        2
   Coinstar, Inc. * +                                             1,811       47
   Consolidated Graphics, Inc. * +                                  584       30
   Corinthian Colleges, Inc. * +                                  5,500       96
   Cornell Cos., Inc. * +                                           700       17
   Corvel Corp. * +                                                 386        9
   CoStar Group, Inc. * +                                         1,195       58
   CPI Corp. +                                                      300        8
   CRA International, Inc. * +                                      609       28
   Cross Country Healthcare, Inc. *                               2,013       29
   Deluxe Corp. +                                                 3,300      104
   DeVry, Inc.                                                    3,800      209
   Diamond Management & Technology Consultants, Inc. +            1,700       13
   Dollar Financial Corp. * +                                     1,000       30
   Dollar Thrifty Automotive Group * +                            1,527       40
   DynCorp International, Inc., Class A * +                       1,600       33
   Electro Rent Corp.                                             1,070       15
   Emergency Medical Services Corp. * +                             600       18
   Euronet Worldwide, Inc. * +                                    2,890       95
   ExlService Holdings, Inc. * +                                  1,391       33
   Exponent, Inc. *                                                 950       27
   First Advantage Corp., Class A * +                               432        8
   Forrester Research, Inc. * +                                     975       26
   FTI Consulting, Inc. * +                                       3,003      171
   Gartner, Inc. *                                                4,383       83
   Geo Group (The), Inc. * +                                      3,240       83
   Gevity HR, Inc.                                                1,452        6
   Global Cash Access Holdings, Inc. * +                          2,662        9
   Great Lakes Dredge & Dock Corp. +                                700        6
   H&E Equipment Services, Inc. * +                               1,100       19
   Healthcare Services Group +                                    2,691       59
   Healthspring, Inc. *                                           3,100       59
   Heartland Payment Systems, Inc. +                              1,000       32
   Heidrick & Struggles International, Inc. +                     1,154       42
   HMS Holdings Corp. * +                                         1,300       40
   Home Solutions of America, Inc. * +                            1,800        2
   Hudson Highland Group, Inc. *                                  1,549       14
   Huron Consulting Group, Inc. * +                               1,144       84
   ICT Group, Inc. * +                                              500        6
   Integrated Electrical Services, Inc. * +                         800       15
   Interactive Data Corp.                                         2,300       72
   Jackson Hewitt Tax Service, Inc. +                             1,900       61
   Kelly Services, Inc., Class A +                                1,454       28
   Kendle International, Inc. * +                                   800       35
   Kenexa Corp. * +                                               1,615       31
   Kforce, Inc. * +                                               2,000       22
   Korn/Ferry International *                                     3,040       52
   Labor Ready, Inc. * +                                          2,974       45
   Landauer, Inc.                                                   615       31
   LECG Corp. * +                                                 1,600       25

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Commercial Services - 6.2% continued
   Lincoln Educational Services Corp. *                             300   $    4
   Live Nation, Inc. * +                                          4,200       56
   MAXIMUS, Inc. +                                                1,350       53
   McGrath Rentcorp +                                             1,572       42
   Midas, Inc. * +                                                  896       15
   Monro Muffler, Inc. +                                          1,128       24
   Morningstar, Inc. * +                                            800       65
   MPS Group, Inc. * +                                            6,493       72
   Multi-Color Corp. +                                              550       13
   Navigant Consulting, Inc. * +                                  3,003       39
   Net 1 UEPS Technologies, Inc. * +                              2,600       81
   Odyssey Marine Exploration, Inc. * +                           2,500       14
   On Assignment, Inc. * +                                        2,100       13
   Parexel International Corp. *                                  1,795       79
   PeopleSupport, Inc. * +                                        1,500       21
   PharmaNet Development Group, Inc. * +                          1,197       47
   PHH Corp. * +                                                  3,400       75
   PRA International * +                                          1,200       36
   Pre-Paid Legal Services, Inc. * +                                493       25
   Premier Exhibitions, Inc. * +                                  1,900       21
   Protection One, Inc. * +                                         400        5
   Providence Service (The) Corp. * +                               694       19
   QC Holdings, Inc. +                                              500        7
   Rent-A-Center, Inc. *                                          4,500       64
   Resources Connection, Inc. +                                   3,204       66
   Rollins, Inc. +                                                1,808       53
   RSC Holdings, Inc. * +                                         1,400       17
   SAIC, Inc. * +                                                 8,197      163
   Senomyx, Inc. * +                                              1,722       12
   Sotheby's +                                                    4,256      159
   Source Interlink Cos., Inc. * +                                1,723        4
   Spherion Corp. * +                                             3,471       27
   Standard Parking Corp. *                                         300       14
   Steiner Leisure Ltd. * +                                       1,100       47
   Stewart Enterprises, Inc., Class A +                           6,089       50
   Strayer Education, Inc.                                          858      155
   Team, Inc. *                                                   1,000       30
   TeleTech Holdings, Inc. *                                      2,725       56
   TNS, Inc.                                                      1,500       24
   Universal Technical Institute, Inc. * +                        1,500       26
   Valassis Communications, Inc. * +                              3,100       38
   Viad Corp. +                                                   1,300       40
   VistaPrint Ltd. * +                                            2,800      124
   Volt Information Sciences, Inc. *                                884       11
   Watson Wyatt Worldwide, Inc., Class A                          2,729      126
   Wright Express Corp. *                                         2,560       97
--------------------------------------------------------------------------------
                                                                           5,184
--------------------------------------------------------------------------------
Computers - 2.4%
   3D Systems Corp. * +                                           1,100       19
   3PAR, Inc. * +                                                   234        3
   Agilysys, Inc. +                                               1,890       26
   Ansoft Corp. * +                                               1,108       32
   CACI International, Inc., Class A * +                          2,000       91
   CIBER, Inc. *                                                  3,285       22
   COMSYS IT Partners, Inc. * +                                   1,100       15
   Comtech Group, Inc. * +                                        1,300       23
   Cray, Inc. * +                                                 2,000       12
   Data Domain, Inc. * +                                            536       14
   Echelon Corp. * +                                              1,927       32
   Electronics for Imaging, Inc. * +                              3,686       84
   Henry (Jack) & Associates, Inc.                                5,007      134
   Hutchinson Technology, Inc. * +                                1,661       44
   iGate Corp. * +                                                1,209       10
   IHS, Inc., Class A * +                                         2,007      141
   Imation Corp. +                                                2,300       46
   Immersion Corp. * +                                            1,800       24
   Integral Systems, Inc. of Maryland +                             624       16
   InterVoice, Inc. *                                             2,453       24
   Isilon Systems, Inc. * +                                         400        2
   Limelight Networks, Inc. * +                                   1,137        9
   LivePerson, Inc. * +                                           2,200       11
   Magma Design Automation, Inc. * +                              2,598       35
   Manhattan Associates, Inc. * +                                 1,694       46
   Mentor Graphics Corp. * +                                      5,692       62
   Mercury Computer Systems, Inc. * +                             1,369       20
   Micros Systems, Inc. * +                                       2,533      183
   MTS Systems Corp.                                              1,126       46
   Ness Technologies, Inc. *                                      2,100       20
   Netezza Corp. * +                                                600        8
   Palm, Inc. +                                                   6,628       46
   Perot Systems Corp., Class A *                                 5,542       73
   Quantum Corp. * +                                             12,096       38
   Rackable Systems, Inc. * +                                     1,900       20
   Radiant Systems, Inc. * +                                      1,600       26
   Radisys Corp. * +                                              1,397       22
   Rimage Corp. *                                                   600       15
   SI International, Inc. * +                                       800       21
   Sigma Designs, Inc. * +                                        1,724      112

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Computers - 2.4% continued
   Silicon Graphics, Inc. * +                                       400   $    7
   Silicon Storage Technology, Inc. * +                           5,471       15
   Smart Modular Technologies WWH, Inc. * +                       3,100       26
   SRA International, Inc., Class A * +                           2,700       74
   STEC, Inc. * +                                                 2,000       19
   Stratasys, Inc. * +                                            1,260       31
   Super Micro Computer, Inc. *                                     568        5
   SYKES Enterprises, Inc. * +                                    2,090       39
   Synaptics, Inc. * +                                            1,606       89
   Syntel, Inc. +                                                   830       30
   Tyler Technologies, Inc. * +                                   2,457       37
   Virtusa Corp. *                                                  300        5
--------------------------------------------------------------------------------
                                                                           2,004
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 0.2%
   Chattem, Inc. * +                                              1,032       73
   Elizabeth Arden, Inc. *                                        1,510       36
   Inter Parfums, Inc. +                                            500        9
   Revlon, Inc., Class A * +                                     11,800       14
--------------------------------------------------------------------------------
                                                                             132
--------------------------------------------------------------------------------
Distribution/Wholesale - 0.8%
   Beacon Roofing Supply, Inc. * +                                2,650       24
   Beijing Med-Pharm Corp. * +                                    1,600       16
   BlueLinx Holdings, Inc. +                                        573        2
   Brightpoint, Inc. *                                            3,220       54
   Building Material Holding Corp. +                              1,808       10
   Core-Mark Holding Co., Inc. * +                                  500       13
   Houston Wire & Cable Co. +                                     1,000       15
   LKQ Corp. * +                                                  3,554      141
   MWI Veterinary Supply, Inc. * +                                  539       23
   NuCo2, Inc. * +                                                1,000       28
   Owens & Minor, Inc.                                            2,569      101
   Scansource, Inc. *                                             1,634       58
   United Stationers, Inc. * +                                    1,818       92
   Watsco, Inc. +                                                 1,540       56
--------------------------------------------------------------------------------
                                                                             633
--------------------------------------------------------------------------------
Diversified Financial Services - 2.0%
   Advanta Corp., Class B +                                       2,364       24
   Asset Acceptance Capital Corp. +                                 900       10
   Asta Funding, Inc. +                                             710       26
   Calamos Asset Management, Inc., Class A +                      1,454       43
   Centerline Holding Co.                                         3,215       39
   Cityscape Financial Corp. *                                    2,500       --
   Cohen & Steers, Inc. +                                         1,100       31
   CompuCredit Corp. * +                                          1,322       17
   Cowen Group, Inc. * +                                          1,000       11
   Credit Acceptance Corp. * +                                      275        5
   Delta Financial Corp. +                                          800        1
   Encore Capital Group, Inc. * +                                 1,000       10
   Epoch Holding Corp. +                                            500        7
   eSpeed, Inc., Class A * +                                      1,168       12
   Evercore Partners, Inc., Class A +                               600       13
   FBR Capital Markets Corp. *                                    1,900       19
   FCStone Group, Inc. * +                                          550       23
   Federal Agricultural Mortgage Corp., Class C                     621       17
   Financial Federal Corp. +                                      1,659       37
   Friedman Billings Ramsey Group, Inc., Class A +                9,900       30
   GAMCO Investors, Inc., Class A                                   316       17
   GFI Group, Inc. * +                                            1,001       97
   Greenhill & Co., Inc. +                                        1,200       87
   Interactive Brokers Group, Inc., Class A * +                   2,600       76
   International Securities Exchange Holdings, Inc. +             2,500      168
   KBW, Inc. * +                                                  1,800       48
   Knight Capital Group, Inc., Class A * +                        6,621       88
   LaBranche & Co., Inc. * +                                      3,200       17
   Ladenburg Thalmann Financial Services, Inc. * +                6,000       12
   MarketAxess Holdings, Inc. * +                                 1,900       27
   National Financial Partners Corp. +                            2,400      109
   Nelnet, Inc., Class A +                                        1,100       15
   NewStar Financial, Inc. * +                                      842        8
   Ocwen Financial Corp. * +                                      2,159       12
   optionsXpress Holdings, Inc. +                                 2,800       85
   Penson Worldwide, Inc. *                                         900       14
   Piper Jaffray Cos. * +                                         1,189       55
   Portfolio Recovery Associates, Inc. +                          1,022       41
   Sanders Morris Harris Group, Inc. +                            1,139       11
   Stifel Financial Corp. * +                                       900       42
   SWS Group, Inc.                                                1,372       19
   Thomas Weisel Partners Group, Inc. * +                         1,300       18
   TradeStation Group, Inc. * +                                   1,927       23
   US Global Investors, Inc., Class A +                             800       13
   W.P. Stewart & Co., Ltd. +                                     1,300        7
   Waddell & Reed Financial, Inc., Class A +                      5,400      185
   World Acceptance Corp. * +                                     1,093       34
--------------------------------------------------------------------------------
                                                                           1,703
--------------------------------------------------------------------------------
Electric - 1.9%
   Allete, Inc. +                                                 1,600       66
   Aquila, Inc. *                                                23,989       95
   Avista Corp. +                                                 3,389       72

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Electric - 1.9% continued
   Black Hills Corp. +                                            2,341   $   97
   Central Vermont Public Service Corp. +                           600       17
   CH Energy Group, Inc. +                                        1,011       45
   Cleco Corp. +                                                  3,819      107
   El Paso Electric Co. *                                         2,943       76
   Empire District Electric (The) Co. +                           1,859       43
   EnerNOC, Inc. * +                                                200        9
   Idacorp, Inc. +                                                2,858      100
   ITC Holdings Corp. +                                           2,700      138
   MGE Energy, Inc. +                                             1,246       44
   NorthWestern Corp. +                                           2,300       64
   Ormat Technologies, Inc. +                                       946       48
   Otter Tail Corp. +                                             1,837       62
   Pike Electric Corp. *                                          1,100       17
   PNM Resources, Inc. +                                          4,927      109
   PNM Resources, Inc. - Fractional Shares *                     50,000       --
   Portland General Electric Co.                                  2,000       54
   UIL Holdings Corp.                                             1,601       57
   Unisource Energy Corp.                                         2,277       70
   Westar Energy, Inc.                                            6,330      164
--------------------------------------------------------------------------------
                                                                           1,554
--------------------------------------------------------------------------------
Electrical Components & Equipment - 0.8%
   Advanced Energy Industries, Inc. * +                           2,349       34
   American Superconductor Corp. * +                              2,569       62
   Belden, Inc. +                                                 2,881      133
   Coleman Cable, Inc. * +                                          500        5
   Encore Wire Corp. +                                            1,489       25
   Energy Conversion Devices, Inc. * +                            2,527       65
   EnerSys * +                                                    1,400       33
   GrafTech International Ltd. * +                                6,634      107
   Greatbatch, Inc. * +                                           1,429       29
   Insteel Industries, Inc. +                                     1,100       13
   Littelfuse, Inc. * +                                           1,363       45
   Medis Technologies Ltd. * +                                    1,436       18
   Powell Industries, Inc. * +                                      552       23
   Power-One, Inc. * +                                            4,252       20
   Superior Essex, Inc. * +                                       1,300       32
   Universal Display Corp. * +                                    1,701       28
   Vicor Corp. +                                                  1,194       17
--------------------------------------------------------------------------------
                                                                             689
--------------------------------------------------------------------------------
Electronics - 3.0%
   American Science & Engineering, Inc. +                           566       33
   Analogic Corp. +                                                 818       44
   Badger Meter, Inc. +                                             900       35
   Bel Fuse, Inc., Class B +                                        722       22
   Benchmark Electronics, Inc. * +                                4,591       82
   Brady Corp., Class A                                           3,146      126
   Checkpoint Systems, Inc. *                                     2,494       59
   Cogent, Inc. * +                                               2,798       31
   Coherent, Inc. * +                                             1,918       55
   CTS Corp. +                                                    2,256       24
   Cubic Corp. +                                                    975       38
   Cymer, Inc. * +                                                2,075       85
   Daktronics, Inc. +                                             2,006       47
   Dionex Corp. * +                                               1,209      102
   Eagle Test Systems, Inc. * +                                     700        8
   Electro Scientific Industries, Inc. * +                        1,866       38
   Excel Technology, Inc. *                                         793       21
   FARO Technologies, Inc. * +                                    1,100       30
   FEI Co. * +                                                    2,476       62
   Flir Systems, Inc. * +                                         4,200      289
   II-VI, Inc. *                                                  1,528       51
   Ionatron, Inc. * +                                             1,920        7
   Itron, Inc. * +                                                1,920      149
   Kemet Corp. * +                                                5,433       34
   L-1 Identity Solutions, Inc. * +                               3,712       69
   LoJack Corp. * +                                               1,200       21
   Measurement Specialties, Inc. *                                  900       22
   Methode Electronics, Inc.                                      2,245       27
   Multi-Fineline Electronix, Inc. * +                              500        9
   Newport Corp. * +                                              2,157       28
   OSI Systems, Inc. * +                                            908       22
   OYO Geospace Corp. * +                                           200       21
   Park Electrochemical Corp.                                     1,255       37
   Plexus Corp. *                                                 2,892       86
   Rofin-Sinar Technologies, Inc. * +                               959       87
   Rogers Corp. *                                                 1,084       48
   Sonic Solutions, Inc. * +                                      1,375       14
   Stoneridge, Inc. * +                                             800        7
   Taser International, Inc. * +                                  3,982       56
   Technitrol, Inc.                                               2,611       70
   TTM Technologies, Inc. * +                                     2,605       31
   Varian, Inc. *                                                 2,012      141
   Watts Water Technologies, Inc., Class A +                      2,079       61
   Woodward Governor Co. +                                        1,866      128
   X-Rite, Inc. * +                                               1,838       23
   Zygo Corp. *                                                   1,000       11
--------------------------------------------------------------------------------
                                                                           2,491
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Energy - Alternate Sources - 0.3%
   Aventine Renewable Energy Holdings, Inc. * +                   1,900     $ 19
   Clean Energy Fuels Corp. * +                                     700       10
   Comverge, Inc. * +                                               400       13
   Evergreen Energy, Inc. * +                                     5,126       19
   Evergreen Solar, Inc. * +                                      5,400       71
   FuelCell Energy, Inc. * +                                      4,229       38
   Headwaters, Inc. * +                                           2,547       31
   MGP Ingredients, Inc. +                                          500        4
   Nova Biosource Fuels, Inc. * +                                 1,800        3
   Pacific Ethanol, Inc. * +                                      2,200       13
   US BioEnergy Corp. * +                                           586        5
   VeraSun Energy Corp. * +                                       2,075       25
   Verenium Corp. * +                                             2,494        9
--------------------------------------------------------------------------------
                                                                             260
--------------------------------------------------------------------------------
Engineering & Construction - 0.7%
   Aecom Technology Corp. * +                                     2,700       72
   Baker (Michael) Corp. *                                          500       17
   Dycom Industries, Inc. * +                                     2,558       72
   EMCOR Group, Inc. *                                            4,072      108
   ENGlobal Corp. * +                                             1,000       11
   Granite Construction, Inc.                                     2,338       96
   Insituform Technologies, Inc., Class A * +                     1,718       22
   Layne Christensen Co. * +                                      1,048       60
   Perini Corp. *                                                 1,758       94
   Stanley, Inc. * +                                                500       17
--------------------------------------------------------------------------------
                                                                             569
--------------------------------------------------------------------------------
Entertainment - 0.9%
   Bally Technologies, Inc. * +                                   3,361      140
   Bluegreen Corp. * +                                            1,200        9
   Carmike Cinemas, Inc. +                                          800        9
   Churchill Downs, Inc. +                                          593       31
   Cinemark Holdings, Inc. +                                      1,700       28
   Dover Downs Gaming & Entertainment, Inc. +                       917       10
   Great Wolf Resorts, Inc. * +                                   1,890       21
   Isle of Capri Casinos, Inc. * +                                  977       17
   Lakes Entertainment, Inc. * +                                  1,000        7
   Macrovision Corp. * +                                          3,452       86
   Magna Entertainment Corp., Class A * +                         1,991        3
   National CineMedia, Inc. +                                     2,600       72
   Pinnacle Entertainment, Inc. *                                 3,872      106
   Shuffle Master, Inc. * +                                       2,209       30
   Six Flags, Inc. * +                                            4,236       10
   Speedway Motorsports, Inc. +                                     862       29
   Steinway Musical Instruments                                     472       13
   Vail Resorts, Inc. * +                                         2,010      112
--------------------------------------------------------------------------------
                                                                             733
--------------------------------------------------------------------------------
Environmental Control - 0.8%
   American Ecology Corp.                                         1,000       22
   Calgon Carbon Corp. * +                                        2,539       37
   Casella Waste Systems, Inc., Class A * +                       1,368       21
   Clean Harbors, Inc. * +                                        1,100       59
   Darling International, Inc. *                                  5,146       53
   Fuel Tech, Inc. * +                                            1,100       27
   Metal Management, Inc.                                         1,700       78
   Mine Safety Appliances Co. +                                   1,778       87
   Rentech, Inc. * +                                             10,000       21
   Tetra Tech, Inc. *                                             3,708       77
   Waste Connections, Inc. * +                                    4,404      140
   Waste Industries USA, Inc.                                       300       10
   Waste Services, Inc. * +                                       1,133       10
--------------------------------------------------------------------------------
                                                                             642
--------------------------------------------------------------------------------
Food - 1.5%
   American Dairy, Inc. * +                                         400        7
   Arden Group, Inc., Class A                                        43        6
   Cal-Maine Foods, Inc. +                                          800       20
   Chiquita Brands International, Inc. * +                        2,754       53
   Flowers Foods, Inc.                                            4,900      114
   Fresh Del Monte Produce, Inc. * +                              1,800       56
   Great Atlantic & Pacific Tea Co. * +                           1,249       38
   Hain Celestial Group, Inc. * +                                 2,561       85
   Imperial Sugar Co. +                                             700       16
   Ingles Markets, Inc., Class A                                    773       18
   J & J Snack Foods Corp.                                          800       26
   Lance, Inc.                                                    1,977       41
   M & F Worldwide Corp. *                                          839       43
   Nash Finch Co. +                                                 855       30
   Pathmark Stores, Inc. *                                        1,949       25
   Performance Food Group Co. * +                                 2,293       63
   Pilgrims Pride Corp. +                                         2,600       68
   Ralcorp Holdings, Inc. * +                                     1,768      109
   Ruddick Corp.                                                  2,588       93
   Sanderson Farms, Inc. +                                        1,071       33
   Seaboard Corp.                                                    18       27
   Spartan Stores, Inc. +                                         1,400       31
   Tootsie Roll Industries, Inc. +                                2,212       54
   TreeHouse Foods, Inc. * +                                      2,000       47
   United Natural Foods, Inc. * +                                 2,746       80
   Village Super Market, Class A                                    200       11

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Food - 1.5% continued
   Weis Markets, Inc.                                        759        $   31
   Winn-Dixie Stores, Inc. * +                             2,200            42
-------------------------------------------------------------------------------
                                                                         1,267
-------------------------------------------------------------------------------
Forest Products & Paper - 0.5%
   AbitibiBowater, Inc. +                                  3,456            78
   Buckeye Technologies, Inc. * +                          2,426            35
   Deltic Timber Corp.                                       653            31
   Glatfelter +                                            2,839            43
   Mercer International, Inc. * +                          1,800            14
   Neenah Paper, Inc. +                                      900            27
   Potlatch Corp.                                          2,479           114
   Rock-Tenn Co., Class A +                                2,191            58
   Schweitzer-Mauduit International, Inc.                  1,016            27
   Wausau Paper Corp.                                      2,758            26
   Xerium Technologies, Inc. +                             1,000             6
-------------------------------------------------------------------------------
                                                                           459
-------------------------------------------------------------------------------
Gas - 0.9%
   EnergySouth, Inc. +                                       439            24
   Laclede Group (The), Inc.                               1,371            47
   New Jersey Resources Corp. +                            1,806            91
   Nicor, Inc. +                                           2,900           122
   Northwest Natural Gas Co. +                             1,722            83
   Piedmont Natural Gas Co., Inc. +                        4,700           122
   South Jersey Industries, Inc. +                         1,862            69
   Southwest Gas Corp.                                     2,720            79
   WGL Holdings, Inc. +                                    3,200           106
-------------------------------------------------------------------------------
                                                                           743
-------------------------------------------------------------------------------
Hand/Machine Tools - 0.3%
   Baldor Electric Co. +                                   2,918            98
   Franklin Electric Co., Inc. +                           1,272            50
   Hardinge, Inc. +                                          700            11
   Raser Technologies, Inc. * +                            2,000            25
   Regal-Beloit Corp. +                                    2,051            97
-------------------------------------------------------------------------------
                                                                           281
-------------------------------------------------------------------------------
Healthcare - Products - 4.0%
   Abaxis, Inc. * +                                        1,300            43
   Abiomed, Inc. * +                                       1,800            23
   Accuray, Inc. * +                                       1,090            18
   Align Technology, Inc. * +                              3,731            63
   American Medical Systems Holdings, Inc. * +             4,620            63
   Angiodynamics, Inc. * +                                 1,347            26
   Arthrocare Corp. * +                                    1,777            96
   Aspect Medical Systems, Inc. * +                          955            14
   Bruker BioSciences Corp. *                              4,088            38
   Cantel Medical Corp. * +                                  700            12
   Cepheid, Inc. * +                                       3,542            77
   Conceptus, Inc. * +                                     1,800            36
   Conmed Corp. *                                          1,823            45
   Cutera, Inc. * +                                          800            12
   Cyberonics, Inc. * +                                    1,431            20
   Cynosure, Inc., Class A *                                 500            15
   Datascope Corp.                                           790            29
   ev3, Inc. * +                                           3,003            44
   Haemonetics Corp. of Massachusetts * +                  1,680            97
   Hansen Medical, Inc., * +                                 664            20
   Hologic, Inc. * +                                       7,749           515
   ICU Medical, Inc. * +                                     859            32
   Immucor, Inc. * +                                       4,364           145
   Insulet Corp. * +                                         500            14
   Invacare Corp. +                                        1,836            48
   Inverness Medical Innovations, Inc. * +                 4,264           250
   Kensey Nash Corp. *                                       779            21
   LCA-Vision, Inc. +                                      1,300            21
   Luminex Corp. * +                                       2,195            35
   Masimo Corp. * +                                          895            33
   Medical Action Industries, Inc. * +                       900            18
   Mentor Corp. +                                          2,171            82
   Meridian Bioscience, Inc. +                             2,575            79
   Merit Medical Systems, Inc. *                           1,738            25
   Micrus Endovascular Corp. * +                             900            17
   Minrad International, Inc. * +                          2,500             7
   Natus Medical, Inc. * +                                 1,300            22
   Northstar Neuroscience, Inc. * +                        1,200            11
   NuVasive, Inc. *                                        2,200            94
   NxStage Medical, Inc. * +                               1,200            15
   OraSure Technologies, Inc. * +                          2,850            27
   Orthofix International N.V. * +                         1,100            64
   Palomar Medical Technologies, Inc. * +                  1,200            21
   PSS World Medical, Inc. * +                             4,314            83
   Quidel Corp. *                                          1,800            34
   Sirona Dental Systems, Inc. * +                         1,100            30
   Sonic Innovations, Inc. * +                             1,600            13
   SonoSite, Inc. * +                                      1,120            37
   Spectranetics Corp. * +                                 2,000            30
   Stereotaxis, Inc. * +                                   1,597            22
   STERIS Corp.                                            4,200           117
   SurModics, Inc. * +                                       929            48

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Healthcare - Products - 4.0% continued
   Symmetry Medical, Inc. * +                              2,220        $   37
   Thoratec Corp. * +                                      3,372            66
   TomoTherapy, Inc. * +                                     800            15
   Ventana Medical Systems, Inc. *                         1,702           151
   Visicu, Inc. * +                                          900             8
   Vital Images, Inc. * +                                  1,100            20
   Vital Signs, Inc.                                         682            36
   Volcano Corp. * +                                       1,800            26
   West Pharmaceutical Services, Inc. +                    2,104            79
   Wright Medical Group, Inc. * +                          2,298            62
   Zoll Medical Corp. * +                                  1,232            29
-------------------------------------------------------------------------------
                                                                         3,330
-------------------------------------------------------------------------------
Healthcare - Services - 1.8%
   Air Methods Corp. * +                                     700            37
   Alliance Imaging, Inc. * +                              1,500            14
   Amedisys, Inc. * +                                      1,708            73
   American Dental Partners, Inc. * +                        800            16
   AMERIGROUP Corp. *                                      3,400           117
   Amsurg Corp. * +                                        1,945            50
   Apria Healthcare Group, Inc. * +                        2,800            61
   Assisted Living Concepts, Inc., Class A * +             3,700            25
   Bio-Reference Labs, Inc. * +                              704            24
   Capital Senior Living Corp. * +                         1,400            11
   Centene Corp. * +                                       2,758            69
   Emeritus Corp. * +                                        800            20
   Gentiva Health Services, Inc. *                         1,694            31
   Healthsouth Corp. * +                                   5,000            99
   Healthways, Inc. * +                                    2,280           133
   Hythiam, Inc. * +                                       1,800             6
   Kindred Healthcare, Inc. *                              1,962            48
   LHC Group, Inc. * +                                       897            23
   Magellan Health Services, Inc. *                        2,500           114
   Matria Healthcare, Inc. * +                             1,384            31
   Medcath Corp. *                                           600            15
   Molina Healthcare, Inc. * +                               900            34
   National Healthcare Corp. +                               486            24
   Nighthawk Radiology Holdings, Inc. * +                  1,400            30
   Odyssey HealthCare, Inc. * +                            2,039            20
   Psychiatric Solutions, Inc. * +                         3,500           128
   Radiation Therapy Services, Inc. * +                      900            28
   RehabCare Group, Inc. * +                               1,121            26
   Res-Care, Inc. * +                                      1,500            34
   Skilled Healthcare Group, Inc., Class A * +             1,400            21
   Sun Healthcare Group, Inc. * +                          2,700            45
   Sunrise Senior Living, Inc. * +                         2,840            89
   Virtual Radiologic Corp. *                                200             5
-------------------------------------------------------------------------------
                                                                         1,501
-------------------------------------------------------------------------------
Holding Companies - Diversified - 0.2%
   Aldabra 2 Acquisition Corp. * +                         2,500            24
   Alternative Asset Management Acquisition Corp. *        2,500            23
   Compass Diversified Trust +                             1,300            20
   Energy Infrastructure Acquisition Corp. *               1,400            14
   Information Services Group, Inc. * +                    2,000            13
   Marathon Acquisition Corp. * +                          2,300            18
   NTR Acquisition Co. * +                                 1,497            14
   Resource America, Inc., Class A +                         827            13
   Star Maritime Acquisition Corp. * +                     1,200            18
-------------------------------------------------------------------------------
                                                                           157
-------------------------------------------------------------------------------
Home Builders - 0.3%
   Amrep Corp. +                                             100             3
   Beazer Homes USA, Inc. +                                2,500            21
   Brookfield Homes Corp. +                                  721            12
   Champion Enterprises, Inc. * +                          4,854            44
   Fleetwood Enterprises, Inc. * +                         3,903            22
   Hovnanian Enterprises, Inc., Class A * +                2,400            18
   M/I Homes, Inc.                                           774             8
   Meritage Homes Corp. * +                                1,700            23
   Monaco Coach Corp. +                                    1,793            16
   Palm Harbor Homes, Inc. * +                               591             7
   Skyline Corp. +                                           408            14
   Standard-Pacific Corp. +                                4,300            15
   WCI Communities, Inc. * +                               1,866             6
   Winnebago Industries, Inc. +                            1,872            40
-------------------------------------------------------------------------------
                                                                           249
-------------------------------------------------------------------------------
Home Furnishings - 0.5%
   American Woodmark Corp. +                                 638            12
   Audiovox Corp., Class A * +                             1,037            13
   DTS, Inc. * +                                           1,100            27
   Ethan Allen Interiors, Inc. +                           1,700            49
   Furniture Brands International, Inc. +                  3,100            31
   Hooker Furniture Corp. +                                  704            12
   Kimball International, Inc., Class B                    1,589            21
   La-Z-Boy, Inc. +                                        3,100            17
   Sealy Corp. +                                           2,800            37
   Tempur-Pedic International, Inc. +                      4,760           141
   TiVo, Inc. * +                                          6,233            47

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Home Furnishings - 0.5% continued
   Universal Electronics, Inc. * +                           891         $  33
-------------------------------------------------------------------------------
                                                                           440
-------------------------------------------------------------------------------
Household Products/Wares - 0.8%
   ACCO Brands Corp. * +                                   3,400            57
   American Greetings Corp., Class A +                     3,600            84
   Blyth, Inc. +                                           1,600            31
   Central Garden and Pet Co., Class A * +                 4,247            22
   CSS Industries, Inc. +                                    442            18
   Ennis, Inc. +                                           1,632            30
   Fossil, Inc. *                                          2,800           121
   Helen of Troy Ltd. * +                                  1,900            34
   Prestige Brands Holdings, Inc. * +                      2,100            18
   Russ Berrie & Co., Inc. * +                             1,047            17
   Spectrum Brands, Inc. * +                               2,300            12
   Standard Register (The) Co. +                           1,084            13
   Tupperware Brands Corp.                                 3,945           138
   WD-40 Co. +                                             1,134            45
-------------------------------------------------------------------------------
                                                                           640
-------------------------------------------------------------------------------
Housewares - 0.0%
   Libbey, Inc. +                                            900            14
   Lifetime Brands, Inc. +                                   636             8
   National Presto Industries, Inc. +                        250            14
-------------------------------------------------------------------------------
                                                                            36
-------------------------------------------------------------------------------
Insurance - 3.5%
   ACA Capital Holdings, Inc. * +                            400            --
   Alfa Corp. +                                            2,020            44
   American Equity Investment Life Holding Co. +           3,500            32
   American Physicians Capital, Inc. +                       606            25
   Amerisafe, Inc. * +                                     1,200            18
   Amtrust Financial Services, Inc. +                      1,600            20
   Argo Group International Holdings Ltd. * +              1,806            71
   Aspen Insurance Holdings Ltd.                           5,600           161
   Assured Guaranty Ltd.                                   4,300            97
   Baldwin & Lyons, Inc., Class B +                          518            14
   Castlepoint Holdings Ltd. +                               500             6
   Citizens, Inc. of Texas * +                             2,100            14
   CNA Surety Corp. * +                                      977            20
   Commerce Group, Inc.                                    3,097           111
   Crawford & Co., Class B * +                             1,500             6
   Darwin Professional Underwriters, Inc. * +                500            12
   Delphi Financial Group, Inc., Class A +                 2,757           106
   Donegal Group, Inc., Class A +                            798            13
   eHealth, Inc. * +                                         800            25
   EMC Insurance Group, Inc. +                               356             9
   Employers Holdings, Inc. +                              3,400            61
   Enstar Group Ltd. * +                                     500            54
   FBL Financial Group, Inc., Class A +                      903            33
   First Acceptance Corp. * +                                905             4
   First Mercury Financial Corp. * +                         729            15
   Flagstone Reinsurance Holdings Ltd. +                     800            11
   FPIC Insurance Group, Inc. * +                            600            26
   Greenlight Capital Re Ltd., Class A * +                   700            15
   Hallmark Financial Services * +                           300             5
   Harleysville Group, Inc.                                  997            35
   Hilb, Rogal & Hobbs Co.                                 2,391           102
   Horace Mann Educators Corp.                             2,729            53
   Independence Holding Co.                                  334             5
   Infinity Property & Casualty Corp. +                    1,207            47
   IPC Holdings Ltd. +                                     3,800           112
   James River Group, Inc. +                                 369            13
   Kansas City Life Insurance Co.                            300            14
   LandAmerica Financial Group, Inc. +                     1,137            30
   Max Capital Group Ltd.                                  3,800           108
   Meadowbrook Insurance Group, Inc. *                     1,900            17
   Midland (The) Co.                                         607            39
   Montpelier Re Holdings Ltd. +                           6,585           114
   National Interstate Corp. +                               300            10
   National Western Life Insurance Co., Class A              103            21
   Navigators Group, Inc. *                                  788            46
   NYMAGIC, Inc. +                                           400             9
   Odyssey Re Holdings Corp.                               1,835            71
   Phoenix Companies (The), Inc.                           7,260            87
   Platinum Underwriters Holdings Ltd. +                   3,800           138
   PMA Capital Corp., Class A * +                          2,024            18
   Presidential Life Corp.                                 1,379            24
   Primus Guaranty Ltd. * +                                2,700            17
   ProAssurance Corp. * +                                  2,122           116
   RAM Holdings Ltd. * +                                   1,100             6
   RLI Corp.                                               1,338            80
   Safety Insurance Group, Inc. +                          1,055            39
   Scottish Re Group Ltd. * +                              3,700             4
   SeaBright Insurance Holdings, Inc. * +                  1,255            19
   Security Capital Assurance Ltd. +                       1,600            11
   Selective Insurance Group, Inc. +                       3,520            83
   State Auto Financial Corp. +                              857            24
   Stewart Information Services Corp. +                    1,057            29
   Tower Group, Inc. +                                     1,300            42
   Triad Guaranty, Inc. * +                                  813             7

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Insurance - 3.5% continued
   United America Indemnity Ltd., Class A * +                 1,500   $      30
   United Fire & Casualty Co. +                               1,352          42
   Universal American Financial Corp. *                       3,074          73
   Validus Holdings Ltd. * +                                  1,002          25
   Zenith National Insurance Corp. +                          2,391         101
-------------------------------------------------------------------------------
                                                                          2,889
-------------------------------------------------------------------------------
Internet - 3.6%
   1-800-FLOWERS.COM, Inc., Class A * +                       1,526          16
   Ariba, Inc. * +                                            4,968          59
   Art Technology Group, Inc. *                               7,900          33
   AsiaInfo Holdings, Inc. * +                                2,000          24
   Avocent Corp. * +                                          3,230          80
   Blue Coat Systems, Inc. *                                  1,800          65
   Blue Nile, Inc. * +                                          858          63
   Chordiant Software, Inc. * +                               2,020          20
   CMGI, Inc. * +                                             3,156          33
   CNET Networks, Inc. * +                                    9,546          72
   Cogent Communications Group, Inc. * +                      3,200          67
   comScore, Inc. * +                                           403          13
   CyberSource Corp. * +                                      4,056          59
   DealerTrack Holdings, Inc. * +                             2,266          96
   Dice Holdings, Inc. * +                                    1,063          11
   Digital River, Inc. * +                                    2,672         103
   Earthlink, Inc. *                                          7,806          53
   Equinix, Inc. * +                                          2,224         232
   eResearch Technology, Inc. * +                             2,400          28
   FTD Group, Inc. +                                          1,120          15
   Global Sources Ltd. * +                                    1,000          31
   GSI Commerce, Inc. * +                                     1,297          34
   Harris Interactive, Inc. * +                               3,077          13
   HSW International, Inc. * +                                  700           4
   i2 Technologies, Inc. * +                                  1,000          16
   Ibasis, Inc. +                                             2,000          11
   Imergent, Inc. +                                             800          10
   Infospace, Inc. +                                          2,098          37
   Internap Network Services Corp. * +                        3,119          31
   Internet Capital Group, Inc. * +                           2,400          27
   Interwoven, Inc. *                                         2,715          33
   iPass, Inc. * +                                            3,000          13
   j2 Global Communications, Inc. * +                         3,166          77
   Keynote Systems, Inc. * +                                  1,000          14
   Knot (The), Inc. * +                                       1,800          24
   Lionbridge Technologies * +                                3,705          11
   Liquidity Services, Inc. * +                                 600           7
   LoopNet, Inc. * +                                          1,700          26
   Mercadolibre, Inc. * +                                     1,016          43
   Move, Inc. * +                                             6,356          15
   NetFlix, Inc. * +                                          3,000          69
   NIC, Inc. +                                                2,334          18
   On2 Technologies, Inc. * +                                 6,100           5
   Online Resources Corp. * +                                 1,600          15
   Openwave Systems, Inc.                                     5,065          14
   Orbitz Worldwide, Inc. * +                                 2,100          17
   Overstock.com, Inc. * +                                    1,064          25
   Perficient, Inc. * +                                       1,900          32
   Priceline.com, Inc. * +                                    2,402         273
   RealNetworks, Inc. * +                                     6,500          40
   RightNow Technologies, Inc. * +                            1,100          20
   S1 Corp. * +                                               3,408          25
   Safeguard Scientifics, Inc. * +                            7,300          14
   Sapient Corp. * +                                          5,248          38
   Secure Computing Corp. * +                                 3,002          27
   Shutterfly, Inc. * +                                       1,000          28
   Sohu.com, Inc. * +                                         1,727          99
   SonicWALL, Inc. * +                                        4,110          42
   Sourcefire, Inc. * +                                         400           3
   Stamps.com, Inc. * +                                         999          13
   TechTarget, Inc. * +                                         500           7
   Terremark Worldwide, Inc. * +                              3,100          17
   TheStreet.com, Inc. +                                      1,300          16
   TIBCO Software, Inc. * +                                  12,200          96
   Travelzoo, Inc. * +                                          502           8
   TriZetto Group, Inc. * +                                   2,901          45
   United Online, Inc. +                                      4,250          64
   ValueClick, Inc. * +                                       6,344         150
   Vasco Data Security International, Inc. * +                1,700          38
   Vignette Corp. * +                                         1,800          28
   Vocus, Inc. *                                                900          28
   Websense, Inc. *                                           2,886          47
-------------------------------------------------------------------------------
                                                                          2,980
-------------------------------------------------------------------------------
Investment Companies - 0.5%
   Ampal-American Israel Corp., Class A * +                     900           6
   Apollo Investment Corp. +                                  7,600         134
   Ares Capital Corp. +                                       4,423          67
   BlackRock Kelso Capital Corp. +                              606           9
   Capital Southwest Corp. +                                    151          18
   Gladstone Capital Corp. +                                    823          16
   Hercules Technology Growth Capital, Inc. +                 2,000          24

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Investment Companies - 0.5% continued
   Kayne Anderson Energy Development Co. +                      600   $      14
   Kohlberg Capital Corp.                                       900           9
   MCG Capital Corp. +                                        3,990          45
   MVC Capital, Inc. +                                        1,500          24
   NGP Capital Resources Co. +                                1,100          16
   Patriot Capital Funding, Inc. +                            1,100          12
   PennantPark Investment Corp.                               1,200          14
   Prospect Capital Corp. +                                   1,500          21
   Technology Investment Capital Corp. +                      1,300          13
-------------------------------------------------------------------------------
                                                                            442
-------------------------------------------------------------------------------
Iron/Steel - 0.2%
   Claymont Steel, Inc. *                                       500          11
   Esmark, Inc. *                                               800          15
   Olympic Steel, Inc. +                                        500          13
   Schnitzer Steel Industries, Inc., Class A +                1,406          88
   Universal Stainless & Alloy * +                              400          12
-------------------------------------------------------------------------------
                                                                            139
-------------------------------------------------------------------------------
Leisure Time - 0.5%
   Ambassadors Group, Inc. +                                    988          18
   Ambassadors International, Inc. +                            500           6
   Arctic Cat, Inc. +                                           740           8
   Callaway Golf Co. +                                        4,199          71
   Life Time Fitness, Inc. * +                                2,000         109
   Marine Products Corp. +                                      662           5
   Multimedia Games, Inc. * +                                 1,246          10
   Nautilus, Inc. +                                           1,770          10
   Polaris Industries, Inc. +                                 2,322         106
   Town Sports International Holdings, Inc. * +                 923           9
   WMS Industries, Inc. * +                                   2,627          88
-------------------------------------------------------------------------------
                                                                            440
-------------------------------------------------------------------------------
Lodging - 0.3%
   Ameristar Casinos, Inc. +                                  1,672          52
   Gaylord Entertainment Co. *                                2,679         113
   Lodgian, Inc. * +                                          1,120          13
   Marcus Corp.                                               1,277          23
   Monarch Casino & Resort, Inc. * +                            700          18
   Morgans Hotel Group Co. * +                                1,400          26
   MTR Gaming Group, Inc. * +                                 1,089           8
   Riviera Holdings Corp. * +                                   600          16
   Trump Entertainment Resorts, Inc. * +                      1,900          10
-------------------------------------------------------------------------------
                                                                            279
-------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.3%
   Astec Industries, Inc. *                                   1,150          43
   Bucyrus International, Inc., Class A                       2,378         209
-------------------------------------------------------------------------------
                                                                            252
-------------------------------------------------------------------------------
Machinery - Diversified - 1.4%
   Albany International Corp., Class A +                      1,849          72
   Altra Holdings, Inc. *                                       700          11
   Applied Industrial Technologies, Inc.                      2,707          82
   Briggs & Stratton Corp. +                                  3,200          73
   Cascade Corp. +                                              762          46
   Chart Industries, Inc. *                                     900          25
   Cognex Corp.                                               2,826          57
   Columbus McKinnon Corp. of New York *                      1,200          37
   Flow International Corp. * +                               2,300          18
   Gehl Co. * +                                                 678          11
   Gerber Scientific, Inc. * +                                1,400          13
   Gorman-Rupp (The) Co. +                                      750          30
   Hurco Cos., Inc. * +                                         300          12
   Intermec, Inc. * +                                         3,814          82
   Intevac, Inc. * +                                          1,400          22
   iRobot Corp. * +                                           1,000          16
   Kadant, Inc. * +                                             885          26
   Lindsay Corp. +                                              727          38
   Middleby Corp. * +                                           866          66
   NACCO Industries, Inc., Class A                              338          34
   Nordson Corp. +                                            2,094         111
   Robbins & Myers, Inc. +                                      909          62
   Sauer-Danfoss, Inc.                                          617          15
   Tecumseh Products Co., Class A * +                           962          23
   Tennant Co.                                                1,072          47
   TurboChef Technologies, Inc. * +                           1,200          18
   Twin Disc, Inc. +                                            300          19
   Wabtec Corp.                                               3,090         105
-------------------------------------------------------------------------------
                                                                          1,171
-------------------------------------------------------------------------------
Media - 1.1%
   Acacia Research - Acacia Technologies * +                  1,800          17
   Belo Corp., Class A +                                      5,400          89
   Charter Communications, Inc., Class A * +                 25,899          34
   Citadel Broadcasting Corp. +                              11,700          27
   CKX, Inc. * +                                              2,400          29
   Courier Corp. +                                              671          22
   Cox Radio, Inc., Class A *                                 2,000          24
   Crown Media Holdings, Inc., Class A * +                    1,000           7
   Cumulus Media, Inc., Class A * +                           1,707          14
   DG FastChannel, Inc. * +                                     900          18
   Dolan Media Co. * +                                          666          18

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 66 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER       VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Media - 1.1% continued
   Emmis Communications Corp., Class A * +                    1,816   $       8
   Entercom Communications Corp., Class A +                   2,100          34
   Entravision Communications Corp., Class A * +              4,200          31
   Fisher Communications, Inc. * +                              375          15
   GateHouse Media, Inc. +                                    1,283          11
   Gemstar-TV Guide International, Inc. * +                  16,000          94
   Gray Television, Inc. +                                    2,573          22
   Journal Communications, Inc., Class A +                    2,900          26
   Lee Enterprises, Inc. +                                    3,000          42
   Lin TV Corp., Class A * +                                  1,682          19
   Lodgenet Entertainment Corp. * +                           1,474          28
   Martha Stewart Living Omnimedia, Inc., Class A * +         1,641          17
   Media General, Inc., Class A +                             1,400          35
   Mediacom Communications Corp., Class A * +                 3,285          15
   Nexstar Broadcasting Group, Inc., Class A * +                600           6
   Playboy Enterprises, Inc., Class B * +                     1,295          12
   Primedia, Inc. +                                           2,706          22
   Radio One, Inc., Class D * +                               4,508           9
   Salem Communications Corp., Class A +                        507           4
   Scholastic Corp. * +                                       2,036          72
   Sinclair Broadcast Group, Inc., Class A +                  3,199          33
   Spanish Broadcasting System, Inc., Class A * +             1,995           4
   Sun-Times Media Group, Inc., Class A * +                   3,230           3
   Value Line, Inc.                                             100           4
   Westwood One, Inc. +                                       3,900           8
   World Wrestling Entertainment, Inc., Class A               1,411          22
-------------------------------------------------------------------------------
                                                                            895
-------------------------------------------------------------------------------
Metal Fabrication/Hardware - 1.1%
   Ampco-Pittsburgh Corp. +                                     500          17
   Castle (A.M.) & Co. +                                        900          22
   CIRCOR International, Inc. +                               1,008          44
   Dynamic Materials Corp.                                      800          51
   Foster (L.B.) Co., Class A * +                               700          32
   Haynes International, Inc. * +                               700          59
   Kaydon Corp. +                                             1,796          91
   Ladish Co., Inc. *                                           900          40
   Lawson Products, Inc. +                                      220           7
   Mueller Industries, Inc.                                   2,337          71
   Mueller Water Products, Inc., Class A +                    7,300          76
   Northwest Pipe Co. * +                                       600          20
   Quanex Corp.                                               2,375         119
   RBC Bearings, Inc. *                                       1,300          48
   Sun Hydraulics, Inc. +                                       700          20
   Valmont Industries, Inc. +                                 1,130          89
   Worthington Industries, Inc. +                             4,469          95
-------------------------------------------------------------------------------
                                                                            901
-------------------------------------------------------------------------------
Mining - 1.1%
   AMCOL International Corp. +                                1,691          64
   Apex Silver Mines Ltd. * +                                 3,700          63
   Brush Engineered Materials, Inc. *                         1,273          57
   Century Aluminum Co. * +                                   1,818         104
   Coeur D'alene Mines Corp. * +                             17,644          73
   Compass Minerals International, Inc. +                     2,009          74
   General Moly, Inc. * +                                     3,100          33
   Hecla Mining Co. * +                                       7,638          90
   Horsehead Holding Corp. *                                    400           7
   Kaiser Aluminum Corp. +                                    1,000          71
   Royal Gold, Inc. +                                         1,552          44
   RTI International Metals, Inc. * +                         1,429         105
   Stillwater Mining Co. * +                                  2,746          27
   U.S. Gold Corp. * +                                        3,100          11
   Uranium Resources, Inc. * +                                3,300          39
   USEC, Inc. * +                                             6,849          56
-------------------------------------------------------------------------------
                                                                            918
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 2.0%
   Actuant Corp., Class A +                                   3,478         110
   Acuity Brands, Inc. +                                      2,752         109
   American Railcar Industries, Inc. +                          600           9
   Ameron International Corp. +                                 635          67
   Aptargroup, Inc.                                           4,400         186
   AZZ, Inc. * +                                                700          19
   Barnes Group, Inc. +                                       2,946          91
   Blount International, Inc. * +                             2,400          29
   Ceradyne, Inc. * +                                         1,751          87
   Clarcor, Inc. +                                            3,284         117
   EnPro Industries, Inc. * +                                 1,378          42
   ESCO Technologies, Inc. * +                                1,664          61
   Federal Signal Corp. +                                     2,982          34
   Freightcar America, Inc.                                     800          27
   GenTek, Inc. * +                                             500          15
   Griffon Corp. * +                                          1,868          24
   Hexcel Corp. * +                                           5,975         152
   Koppers Holdings, Inc. +                                   1,100          42
   Lancaster Colony Corp.                                     1,451          56
   LSB Industries, Inc. *                                     1,000          23
   Matthews International Corp., Class A +                    2,038          90
   Myers Industries, Inc. +                                   1,771          35

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Miscellaneous Manufacturing - 2.0% continued
   Park-Ohio Holdings Corp. *                                       500   $   12
   Polypore International, Inc. * +                                 961       17
   Raven Industries, Inc. +                                       1,008       35
   Reddy Ice Holdings, Inc.                                       1,400       36
   Smith & Wesson Holding Corp. * +                               1,900       19
   Smith (A.O.) Corp. +                                           1,377       49
   Standex International Corp.                                      719       14
   Sturm Ruger & Co., Inc. * +                                    1,400       13
   Tredegar Corp.                                                 1,910       28
   Trimas Corp. *                                                   800        9
--------------------------------------------------------------------------------
                                                                           1,657
--------------------------------------------------------------------------------
Office Furnishings - 0.3%
   CompX International, Inc.                                        100        1
   Herman Miller, Inc.                                            4,100      113
   Interface, Inc., Class A                                       3,518       61
   Knoll, Inc. +                                                  3,190       56
--------------------------------------------------------------------------------
                                                                             231
--------------------------------------------------------------------------------
Office/Business Equipment - 0.1%
   IKON Office Solutions, Inc. +                                  6,900       87
--------------------------------------------------------------------------------
Oil & Gas - 3.2%
   Alon USA Energy, Inc. +                                          900       25
   APCO Argentina, Inc. +                                           600       16
   Approach Resources, Inc. *                                       229        3
   Arena Resources, Inc. * +                                      2,000       75
   Atlas America, Inc. +                                          1,494       85
   ATP Oil & Gas Corp. * +                                        1,349       60
   Atwood Oceanics, Inc. *                                        1,794      157
   Berry Petroleum Co., Class A +                                 2,524      104
   Bill Barrett Corp. * +                                         1,970       76
   Bois d'Arc Energy, Inc. * +                                    1,100       22
   BPZ Energy, Inc. * +                                           3,300       38
   Brigham Exploration Co. * +                                    2,700       19
   Bronco Drilling Co., Inc. * +                                  1,600       23
   Callon Petroleum Co. * +                                       1,300       19
   Carrizo Oil & Gas, Inc. * +                                    1,617       78
   Cimarex Energy Co.                                                --       --
   Clayton Williams Energy, Inc. *                                  352       10
   Comstock Resources, Inc. * +                                   2,819       95
   Concho Resources, Inc. *                                       1,400       26
   Contango Oil & Gas Co. * +                                       800       38
   Crosstex Energy, Inc. +                                        2,361       85
   Delek US Holdings, Inc. +                                        700       13
   Delta Petroleum Corp. * +                                      4,221       65
   Edge Petroleum Corp. * +                                       1,738       10
   Encore Acquisition Co. * +                                     3,422      111
   Energy Partners Ltd. * +                                       1,756       22
   EXCO Resources, Inc. * +                                       3,900       55
   FX Energy, Inc. * +                                            2,200       16
   GeoGlobal Resources, Inc. * +                                  1,700        5
   GeoMet, Inc. * +                                               1,046        5
   GMX Resources, Inc. * +                                          700       22
   Goodrich Petroleum Corp. * +                                   1,000       24
   Grey Wolf, Inc. * +                                           11,725       60
   Gulfport Energy Corp. * +                                      1,200       25
   Harvest Natural Resources, Inc. * +                            2,287       30
   Mariner Energy, Inc. * +                                       5,608      122
   McMoRan Exploration Co. * +                                    1,907       22
   Meridian Resource Corp. * +                                    5,291        9
   Oilsands Quest, Inc. * +                                       8,000       36
   Parallel Petroleum Corp. * +                                   2,408       46
   Parker Drilling Co. * +                                        7,089       51
   Penn Virginia Corp.                                            2,400      100
   Petrohawk Energy Corp. * +                                    10,780      176
   Petroleum Development Corp. * +                                  959       49
   Petroquest Energy, Inc. * +                                    2,700       36
   Pioneer Drilling Co. * +                                       3,100       37
   Rex Energy Corp. *                                               600        6
   Rosetta Resources, Inc. * +                                    3,198       59
   Stone Energy Corp. *                                           1,839       83
   Sulphco, Inc. * +                                              2,700       14
   Swift Energy Co. * +                                           1,911       77
   Toreador Resources Corp. * +                                     931        6
   TXCO Resources, Inc. * +                                       2,100       25
   Vaalco Energy, Inc. * +                                        3,600       16
   Venoco, Inc. * +                                                 829       15
   Warren Resources, Inc. * +                                     3,761       48
   Whiting Petroleum Corp. * +                                    2,639      139
--------------------------------------------------------------------------------
                                                                           2,689
--------------------------------------------------------------------------------
Oil & Gas Services - 1.9%
   Allis-Chalmers Energy, Inc. * +                                1,639       25
   Basic Energy Services, Inc. * +                                2,600       51
   Cal Dive International, Inc. * +                               1,442       18
   CARBO Ceramics, Inc. +                                         1,311       52
   Complete Production Services, Inc. * +                         2,800       50
   Dawson Geophysical Co. * +                                       500       33
   Dril-Quip, Inc. *                                              1,662       94
   Exterran Holdings, Inc. * +                                    3,837      307
   Flotek Industries, Inc. * +                                    1,200       44

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 68 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Oil & Gas Services - 1.9% continued
   Geokinetics, Inc. * +                                            400   $    9
   Gulf Island Fabrication, Inc. +                                  696       22
   Hercules Offshore, Inc. * +                                    5,349      134
   Horizon Offshore, Inc. * +                                     2,100       36
   Hornbeck Offshore Services, Inc. * +                           1,483       61
   ION Geophysical Corp. * +                                      4,562       70
   Lufkin Industries, Inc. +                                        948       49
   Markwest Hydrocarbon, Inc. +                                     391       24
   Matrix Service Co. * +                                         1,700       44
   NATCO Group, Inc., Class A * +                                 1,100       52
   Newpark Resources, Inc. * +                                    5,496       30
   Oil States International, Inc. * +                             3,122       99
   RPC, Inc. +                                                    2,055       23
   Superior Offshore International, Inc. * +                        500        3
   Superior Well Services, Inc. * +                                 952       18
   T-3 Energy Services, Inc. * +                                    400       20
   Trico Marine Services, Inc. * +                                  800       28
   Union Drilling, Inc. * +                                         880       11
   W-H Energy Services, Inc. *                                    1,972      100
   Willbros Group, Inc. * +                                       2,345       88
--------------------------------------------------------------------------------
                                                                           1,595
--------------------------------------------------------------------------------
Packaging & Containers - 0.3%
   AEP Industries, Inc. * +                                         300       10
   Chesapeake Corp. +                                             1,102        7
   Graphic Packaging Corp. * +                                    4,100       17
   Greif, Inc., Class A                                           2,066      122
   Silgan Holdings, Inc. +                                        1,548       83
--------------------------------------------------------------------------------
                                                                             239
--------------------------------------------------------------------------------
Pharmaceuticals - 3.8%
   Acadia Pharmaceuticals, Inc. * +                               1,900       22
   Adams Respiratory Therapeutics, Inc. * +                       2,300       99
   Akorn, Inc. * +                                                3,400       26
   Alexza Pharmaceuticals, Inc. * +                               1,100       10
   Alkermes, Inc. * +                                             6,443       92
   Allos Therapeutics, Inc. * +                                   2,600       18
   Alnylam Pharmaceuticals, Inc. * +                              2,100       68
   Alpharma, Inc., Class A * +                                    2,757       58
   Altus Pharmaceuticals, Inc. * +                                1,300       14
   Amicus Therapeutics, Inc. * +                                    300        5
   Animal Health International, Inc. * +                            672        8
   Array Biopharma, Inc. *                                        2,900       32
   Auxilium Pharmaceuticals, Inc. *                               2,000       56
   Bentley Pharmaceuticals, Inc. * +                              1,179       15
   Biodel, Inc. * +                                                 300        5
   BioForm Medical, Inc. *                                          118        1
   BioMarin Pharmaceuticals, Inc. * +                             6,106      168
   Bionovo, Inc. * +                                              2,700        5
   Bradley Pharmaceuticals, Inc. *                                  800       16
   Cadence Pharmaceuticals, Inc. * +                                944       13
   Caraco Pharmaceutical Laboratories Ltd. * +                      697       10
   Cubist Pharmaceuticals, Inc. * +                               3,567       76
   CV Therapeutics, Inc. * +                                      3,807       33
   Cypress Bioscience, Inc. * +                                   2,300       28
   CytRx Corp. * +                                                5,300       18
   Dendreon Corp. * +                                             5,323       27
   Discovery Laboratories, Inc. * +                               5,100       15
   Durect Corp. * +                                               4,266       25
   Emergent Biosolutions, Inc. * +                                  300        2
   HealthExtras, Inc. * +                                         1,955       52
   I-Flow Corp. * +                                               1,269       21
   Idenix Pharmaceuticals, Inc. * +                               1,300        3
   Indevus Pharmaceuticals, Inc. * +                              3,900       29
   Isis Pharmaceuticals, Inc. * +                                 5,286       93
   Javelin Pharmaceuticals, Inc. * +                              2,600       11
   Jazz Pharmaceuticals, Inc. *                                     400        6
   KV Pharmaceutical Co., Class A * +                             2,219       63
   Ligand Pharmaceuticals, Inc., Class B +                        5,500       27
   Mannatech, Inc. +                                                800        5
   MannKind Corp. * +                                             2,637       25
   Medarex, Inc. * +                                              8,003      102
   Medicines Co. *                                                3,276       58
   Medicis Pharmaceutical Corp., Class A +                        3,600       97
   MGI Pharma, Inc. * +                                           5,029      174
   Nabi Biopharmaceuticals * +                                    3,712       12
   Nastech Pharmaceutical Co., Inc. * +                           1,500        6
   Neurocrine Biosciences, Inc. * +                               2,502       33
   Neurogen Corp. * +                                             1,900        6
   Noven Pharmaceuticals, Inc. * +                                1,562       25
   Obagi Medical Products, Inc. * +                                 300        5
   Onyx Pharmaceuticals, Inc. * +                                 3,504      191
   OSI Pharmaceuticals, Inc. * +                                  3,700      172
   Osiris Therapeutics, Inc. * +                                    800        9
   Pain Therapeutics, Inc. * +                                    2,201       23
   Par Pharmaceutical Cos., Inc. *                                2,300       44
   Penwest Pharmaceuticals Co. * +                                1,437        9
   Perrigo Co. +                                                  4,831      149
   PetMed Express, Inc. * +                                       1,300       17
   PharMerica Corp. * +                                           1,735       26

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Pharmaceuticals - 3.8% continued
   Pharmion Corp. * +                                             1,600   $  102
   Poniard Pharmaceuticals, Inc. *                                1,300        6
   Pozen, Inc. * +                                                1,642       17
   Progenics Pharmaceuticals, Inc. * +                            1,586       31
   Rigel Pharmaceuticals, Inc. * +                                1,830       13
   Salix Pharmaceuticals Ltd. * +                                 2,987       34
   Santarus, Inc. * +                                             3,000        8
   Sciele Pharma, Inc. * +                                        2,307       51
   Sirtris Pharmaceuticals, Inc. * +                                400        6
   Somaxon Pharmaceuticals, Inc. * +                                500        3
   Sucampo Pharmaceuticals, Inc. *                                  300        4
   Synta Pharmaceuticals Corp. * +                                  300        2
   Synutra International, Inc. * +                                  300       11
   Trubion Pharmaceuticals, Inc. * +                                500        5
   United Therapeutics Corp. * +                                  1,264      126
   USANA Health Sciences, Inc. * +                                  572       24
   Valeant Pharmaceuticals International * +                      6,100       70
   Vanda Pharmaceuticals, Inc. * +                                1,700       15
   Viropharma, Inc. * +                                           4,400       39
   Vivus, Inc. * +                                                3,500       20
   Xenoport, Inc. * +                                             1,400       74
   Zymogenetics, Inc. * +                                         2,413       35
--------------------------------------------------------------------------------
                                                                           3,154
--------------------------------------------------------------------------------
Real Estate - 0.1%
   Avatar Holdings, Inc. * +                                        389       17
   Consolidated-Tomoka Land Co. of Florida +                        404       25
   Grubb & Ellis Co. * +                                            800        4
   HFF, Inc., Class A * +                                         1,000        7
   Hilltop Holdings, Inc. * +                                     2,905       32
   Meruelo Maddux Properties, Inc. * +                            2,800       12
   Stratus Properties, Inc. * +                                     300        9
   Tarragon Corp. * +                                               687        1
   Thomas Properties Group, Inc. +                                1,500       16
--------------------------------------------------------------------------------
                                                                             123
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 5.6%
   Acadia Realty Trust +                                          2,007       53
   Agree Realty Corp. +                                             485       15
   Alesco Financial, Inc. +                                       3,700       14
   Alexander's, Inc. * +                                             96       37
   Alexandria Real Estate Equities, Inc. +                        2,019      198
   American Campus Communities, Inc. +                            1,673       43
   American Financial Realty Trust +                              8,300       67
   Anthracite Capital, Inc. +                                     3,960       30
   Anworth Mortgage Asset Corp. +                                 2,770       20
   Arbor Realty Trust, Inc. +                                       800       14
   Ashford Hospitality Trust, Inc.                                6,800       53
   Associated Estates Realty Corp. +                                900       11
   BioMed Realty Trust, Inc.                                      4,225       95
   BRT Realty Trust +                                               400        6
   Capital Lease Funding, Inc. +                                  2,700       24
   Capital Trust, Inc. of New York, Class A +                       800       25
   CBRE Realty Finance, Inc. +                                    1,800       13
   Cedar Shopping Centers, Inc. +                                 2,700       32
   Chimera Investment Corp. *                                       732       11
   Corporate Office Properties Trust                              2,501       90
   Cousins Properties, Inc. +                                     2,600       62
   Crystal River Capital, Inc. +                                  1,500       21
   DCT Industrial Trust, Inc. +                                  10,800      109
   Deerfield Triarc Capital Corp. +                               3,100       23
   DiamondRock Hospitality Co. +                                  6,100      106
   Digital Realty Trust, Inc. +                                   3,659      140
   DuPont Fabros Technology, Inc. * +                               231        4
   EastGroup Properties, Inc. +                                   1,540       71
   Education Realty Trust, Inc. +                                 1,690       20
   Entertainment Properties Trust +                               1,760       94
   Equity Lifestyle Properties, Inc. +                            1,259       58
   Equity One, Inc. +                                             2,378       56
   Extra Space Storage, Inc. +                                    4,171       60
   FelCor Lodging Trust, Inc.                                     3,974       70
   First Industrial Realty Trust, Inc. +                          2,892      106
   First Potomac Realty Trust +                                   1,500       28
   Franklin Street Properties Corp. +                             3,722       62
   Getty Realty Corp. +                                           1,076       29
   Glimcher Realty Trust +                                        2,278       44
   GMH Communities Trust                                          1,900       11
   Gramercy Capital Corp. of New York +                           1,500       36
   Healthcare Realty Trust, Inc. +                                3,200       81
   Hersha Hospitality Trust +                                     2,500       26
   Highwoods Properties, Inc. +                                   3,630      115
   Home Properties, Inc. +                                        2,155       97
   IMPAC Mortgage Holdings, Inc. +                                3,815        2
   Inland Real Estate Corp. +                                     3,700       54
   Investors Real Estate Trust +                                  2,936       30
   JER Investors Trust, Inc. +                                    1,599       16
   Kite Realty Group Trust +                                      1,300       20
   LaSalle Hotel Properties +                                     2,614       97
   Lexington Realty Trust +                                       4,237       75
   LTC Properties, Inc.                                           1,429       34

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Real Estate Investment Trusts - 5.6% continued
   Luminent Mortgage Capital, Inc. +                              2,172   $    2
   Maguire Properties, Inc. +                                     2,400       61
   Medical Properties Trust, Inc. +                               3,092       35
   MFA Mortgage Investments, Inc.                                 7,754       68
   Mid-America Apartment Communities, Inc. +                      1,595       77
   Mission West Properties +                                      1,200       12
   National Health Investors, Inc.                                1,434       41
   National Retail Properties, Inc. +                             4,627      113
   Nationwide Health Properties, Inc. +                           5,715      179
   Newcastle Investment Corp. +                                   2,633       34
   NorthStar Realty Finance Corp. +                               3,936       36
   Novastar Financial, Inc. +                                       454        1
   OMEGA Healthcare Investors, Inc. +                             4,263       69
   Parkway Properties, Inc. of Maryland +                           956       38
   Pennsylvania Real Estate Investment Trust +                    2,086       72
   Post Properties, Inc. +                                        2,822      103
   PS Business Parks, Inc.                                        1,001       54
   Quadra Realty Trust, Inc. +                                    1,000        7
   RAIT Financial Trust +                                         4,032       35
   Ramco-Gershenson Properties +                                  1,160       29
   Realty Income Corp. +                                          6,447      184
   Redwood Trust, Inc. +                                          1,337       41
   Resource Capital Corp. +                                       1,300       12
   Saul Centers, Inc. +                                             707       40
   Senior Housing Properties Trust                                5,382      119
   Sovran Self Storage, Inc. +                                    1,340       59
   Strategic Hotels & Resorts, Inc.                               4,687       86
   Sun Communities, Inc. +                                          996       24
   Sunstone Hotel Investors, Inc. +                               4,064       94
   Tanger Factory Outlet Centers, Inc. +                          2,022       85
   U-Store-It Trust +                                             3,010       30
   Universal Health Realty Income Trust +                           764       25
   Urstadt Biddle Properties, Inc., Class A +                     1,317       22
   Washington Real Estate Investment Trust +                      2,937       94
   Winthrop Realty Trust +                                        3,000       16
--------------------------------------------------------------------------------
                                                                           4,705
--------------------------------------------------------------------------------
Retail - 5.0%
   99 Cents Only Stores * +                                       3,000       24
   AC Moore Arts & Crafts, Inc. * +                               1,303       21
   Aeropostale, Inc. * +                                          4,941      126
   AFC Enterprises * +                                            1,800       20
   Asbury Automotive Group, Inc. +                                1,712       29
   Bebe Stores, Inc. +                                            1,600       22
   Benihana, Inc., Class A * +                                      700       10
   Big 5 Sporting Goods Corp. +                                   1,391       23
   BJ's Restaurants, Inc. * +                                     1,006       18
   Blockbuster, Inc., Class A * +                                12,200       44
   Bob Evans Farms, Inc. +                                        2,304       71
   Bon-Ton Stores (The), Inc. +                                     600        7
   Books-A-Million, Inc.                                            900       11
   Borders Group, Inc. +                                          3,800       47
   Brown Shoe Co., Inc. +                                         2,744       47
   Buckle (The), Inc. +                                             907       32
   Buffalo Wild Wings, Inc. * +                                   1,042       30
   Build-A-Bear Workshop, Inc. * +                                1,000       16
   Cabela's, Inc. * +                                             2,500       41
   Cache, Inc. * +                                                  762       10
   California Pizza Kitchen, Inc. * +                             1,841       29
   Carrols Restaurant Group, Inc. * +                               600        6
   Casey's General Stores, Inc. +                                 3,187       92
   Cash America International, Inc.                               1,891       68
   Casual Male Retail Group, Inc. * +                             2,173       13
   Cato (The) Corp., Class A +                                    1,906       29
   CBRL Group, Inc. +                                             1,585       53
   CEC Entertainment, Inc. *                                      1,830       52
   Charlotte Russe Holding, Inc. *                                1,610       26
   Charming Shoppes, Inc. * +                                     7,823       43
   Children's Place Retail Stores (The), Inc. * +                 1,507       43
   Chipotle Mexican Grill, Inc., Class B *                        2,093      242
   Christopher & Banks Corp. +                                    2,360       38
   Citi Trends, Inc. * +                                            900       14
   CKE Restaurants, Inc. +                                        3,644       53
   Collective Brands, Inc. * +                                    4,167       64
   Conn's, Inc. * +                                                 800       14
   CSK Auto Corp. * +                                             2,712       26
   Denny's Corp. * +                                              5,700       23
   Domino's Pizza, Inc. +                                         2,761       38
   Dress Barn, Inc. * +                                           3,012       43
   DSW, Inc., Class A * +                                         1,036       23
   Eddie Bauer Holdings, Inc. * +                                 1,900       13
   Ezcorp, Inc., Class A * +                                      2,300       29
   Finish Line (The), Inc., Class A +                             2,586       10
   First Cash Financial Services, Inc. * +                        1,700       29
   Fred's, Inc. +                                                 2,488       26
   Gander Mountain Co. * +                                          200        1
   Genesco, Inc. * +                                              1,488       46
   Group 1 Automotive, Inc. +                                     1,587       43
   Haverty Furniture Cos., Inc. +                                 1,240       11

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Retail - 5.0% continued
   hhgregg, Inc. * +                                                600   $    8
   Hibbett Sports, Inc. * +                                       2,010       43
   HOT Topic, Inc. * +                                            2,645       17
   IHOP Corp. +                                                   1,167       59
   Insight Enterprises, Inc. *                                    3,132       62
   J Crew Group, Inc. * +                                         2,500      120
   Jack in the Box, Inc. *                                        3,926      118
   Jamba, Inc. * +                                                3,200       11
   Jo-Ann Stores, Inc. * +                                        1,523       25
   Jos. A. Bank Clothiers, Inc. * +                               1,183       31
   Kenneth Cole Productions, Inc., Class A +                        571       11
   Krispy Kreme Doughnuts, Inc. * +                               3,900       10
   Landry's Restaurants, Inc. +                                     920       22
   Lithia Motors, Inc., Class A +                                 1,009       16
   Longs Drug Stores Corp.                                        2,163      114
   Lululemon Athletica, Inc. * +                                    839       31
   Lumber Liquidators, Inc. *                                       129        1
   MarineMax, Inc. * +                                            1,019       17
   McCormick & Schmick's Seafood Restaurants, Inc. *                900       13
   Men's Wearhouse, Inc. +                                        3,500      121
   Morton's Restaurant Group, Inc. * +                              600        7
   Movado Group, Inc.                                             1,096       30
   New York & Co., Inc. *                                         1,200        9
   NexCen Brands, Inc. * +                                        2,500       11
   Nu Skin Enterprises, Inc., Class A                             3,164       56
   O'Charleys, Inc. +                                             1,436       21
   P.F. Chang's China Bistro, Inc. * +                            1,709       44
   Pacific Sunwear of California, Inc. *                          4,500       74
   Pantry (The), Inc. * +                                         1,509       43
   Papa John's International, Inc. * +                            1,348       32
   PC Connection, Inc. * +                                          600        8
   Pep Boys - Manny, Moe & Jack +                                 2,533       28
   Pier 1 Imports, Inc. * +                                       5,700       23
   Pricesmart, Inc. +                                               800       24
   Red Robin Gourmet Burgers, Inc. * +                            1,055       42
   Regis Corp. +                                                  2,829       83
   Retail Ventures, Inc. * +                                      1,700       12
   Ruby Tuesday, Inc. +                                           3,504       46
   Rush Enterprises, Inc., Class A * +                            2,050       32
   Ruth's Chris Steak House * +                                   1,200       14
   Sally Beauty Holdings, Inc. * +                                5,800       53
   School Specialty, Inc. * +                                     1,422       51
   Select Comfort Corp. * +                                       3,039       32
   Shoe Carnival, Inc. *                                            522        6
   Sonic Automotive, Inc., Class A +                              2,066       48
   Sonic Corp. * +                                                3,850       94
   Stage Stores, Inc. +                                           2,777       47
   Steak n Shake (The) Co. * +                                    1,720       20
   Stein Mart, Inc. +                                             1,545        8
   Syms Corp. +                                                     400        6
   Systemax, Inc.                                                   700       14
   Talbots, Inc. +                                                1,500       23
   Texas Roadhouse, Inc., Class A * +                             3,400       43
   Triarc Cos., Inc., Class B +                                   3,965       33
   Tuesday Morning Corp. +                                        1,830       14
   Tween Brands, Inc. * +                                         1,565       39
   Under Armour, Inc., Class A * +                                1,587       79
   West Marine, Inc. * +                                            871        8
   Wet Seal (The), Inc., Class A * +                              5,100       11
   World Fuel Services Corp. +                                    1,810       57
   Zale Corp. * +                                                 3,170       57
   Zumiez, Inc. * +                                               1,100       31
--------------------------------------------------------------------------------
                                                                           4,152
--------------------------------------------------------------------------------
Savings & Loans - 1.1%
   Abington Bancorp, Inc. +                                         640        6
   Anchor BanCorp Wisconsin, Inc. +                               1,228       31
   BankAtlantic Bancorp, Inc., Class A +                          2,484        9
   BankFinancial Corp. +                                          1,400       22
   BankUnited Financial Corp., Class A +                          2,130       17
   Beneficial Mutual Bancorp, Inc. * +                            2,200       21
   Berkshire Hills Bancorp, Inc. +                                  534       13
   Brookline Bancorp, Inc. +                                      3,987       41
   Clifton Savings Bancorp, Inc. +                                  700        7
   Dime Community Bancshares +                                    1,544       21
   Downey Financial Corp. +                                       1,400       58
   First Financial Holdings, Inc. +                                 757       21
   First Niagara Financial Group, Inc. +                          6,915       86
   First Place Financial Corp. of Ohio +                          1,089       16
   FirstFed Financial Corp. * +                                     975       34
   Flagstar Bancorp, Inc. +                                       2,673       17
   Flushing Financial Corp. +                                     1,290       21
   Franklin Bank Corp. of Houston * +                             1,400        6
   Investors Bancorp, Inc. * +                                    3,200       47
   K-Fed Bancorp +                                                  300        4
   Kearny Financial Corp. +                                       1,279       16
   KNBT Bancorp, Inc.                                             1,700       27
   NASB Financial, Inc. +                                           199        6

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Savings & Loans - 1.1% continued
   NewAlliance Bancshares, Inc. +                                 7,200   $   93
   Northwest Bancorp, Inc. +                                      1,094       30
   Oritani Financial Corp. * +                                      700        9
   Partners Trust Financial Group, Inc.                           2,723       35
   PFF Bancorp, Inc. +                                            1,377       13
   Provident Financial Services, Inc. +                           3,927       58
   Provident New York Bancorp +                                   2,653       32
   Rockville Financial, Inc. +                                      517        7
   Roma Financial Corp. +                                           541        9
   TierOne Corp.                                                  1,146       27
   United Community Financial Corp. of Ohio +                     1,612        9
   ViewPoint Financial Group +                                      662       12
   Wauwatosa Holdings, Inc. * +                                     509        7
   Westfield Financial, Inc.                                        620        6
   WSFS Financial Corp.                                             321       18
--------------------------------------------------------------------------------
                                                                             912
--------------------------------------------------------------------------------
Semiconductors - 3.0%
   Actel Corp. *                                                  1,609       18
   Advanced Analogic Technologies, Inc. * +                       2,500       27
   AMIS Holdings, Inc. * +                                        4,100       31
   Amkor Technology, Inc. * +                                     6,600       54
   Anadigics, Inc. * +                                            3,800       42
   Applied Micro Circuits Corp. * +                              18,000       45
   Asyst Technologies, Inc. * +                                   2,991       10
   ATMI, Inc. *                                                   2,147       65
   AuthenTec, Inc. * +                                              500        9
   Axcelis Technologies, Inc. * +                                 6,253       30
   Brooks Automation, Inc. *                                      4,502       60
   Cabot Microelectronics Corp. * +                               1,481       55
   Cavium Networks, Inc. * +                                        500       13
   Cirrus Logic, Inc. * +                                         5,408       31
   Cohu, Inc. +                                                   1,405       22
   Conexant Systems, Inc. * +                                    31,100       34
   Credence Systems Corp. * +                                     6,121       13
   Diodes, Inc. * +                                               1,889       56
   DSP Group, Inc. *                                              1,783       24
   Emulex Corp. *                                                 5,500       92
   Entegris, Inc. * +                                             7,348       64
   Exar Corp. *                                                   3,020       28
   Formfactor, Inc. * +                                           3,000      114
   Genesis Microchip, Inc. * +                                    2,200       11
   Hittite Microwave Corp. * +                                    1,000       43
   IPG Photonics Corp. * +                                          606       12
   IXYS Corp. * +                                                 1,427       11
   Kulicke & Soffa Industries, Inc. * +                           3,531       25
   Lattice Semiconductor Corp. * +                                7,367       25
   LTX Corp. * +                                                  3,682        9
   Mattson Technology, Inc. * +                                   3,321       27
   Micrel, Inc. +                                                 3,515       31
   Microsemi Corp. * +                                            4,836      111
   Microtune, Inc. * +                                            3,277       17
   MIPS Technologies, Inc. * +                                    2,600       15
   MKS Instruments, Inc. * +                                      3,250       59
   Monolithic Power Systems, Inc. * +                             1,500       29
   Netlogic Microsystems, Inc. * +                                1,081       32
   Omnivision Technologies, Inc. * +                              3,486       65
   ON Semiconductor Corp. * +                                    15,432      142
   Pericom Semiconductor Corp. * +                                1,641       27
   Photronics, Inc. * +                                           2,579       26
   PLX Technology, Inc. * +                                       1,800       18
   PMC - Sierra, Inc. * +                                        13,500       95
   Rudolph Technologies, Inc. * +                                 1,852       22
   Semitool, Inc. * +                                             1,345       12
   Semtech Corp. *                                                4,050       62
   Silicon Image, Inc. *                                          5,600       26
   Sirf Technology Holdings, Inc. * +                             3,801       92
   Skyworks Solutions, Inc. * +                                  10,265       93
   Spansion, Inc., Class A * +                                    5,800       31
   Standard Microsystems Corp. *                                  1,455       51
   Supertex, Inc. * +                                               737       25
   Syntax-Brillian Corp. * +                                      3,800       11
   Techwell, Inc. * +                                               900       11
   Tessera Technologies, Inc. * +                                 3,000      116
   TriQuint Semiconductor, Inc. * +                               8,799       52
   Ultra Clean Holdings * +                                       1,200       17
   Ultratech, Inc. * +                                            1,467       18
   Veeco Instruments, Inc. * +                                    1,990       33
   Volterra Semiconductor Corp. * +                               1,300       16
   Zoran Corp. *                                                  3,157       69
--------------------------------------------------------------------------------
                                                                           2,524
--------------------------------------------------------------------------------
Software - 3.7%
   ACI Worldwide, Inc. * +                                        2,354       54
   Actuate Corp. * +                                              3,700       28
   Advent Software, Inc. * +                                      1,101       56
   Allscripts Healthcare Solutions, Inc. * +                      3,554       63
   American Reprographics Co. * +                                 1,940       30
   Ansys, Inc. * +                                                4,910      191
   Aspen Technology, Inc. * +                                     5,560       94

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 73 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued


                                                           NUMBER         VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Software - 3.7% continued
   Avid Technology, Inc. * +                                 2,700       $   72
   Blackbaud, Inc. +                                         2,795           80
   Blackboard, Inc. * +                                      1,800           70
   BladeLogic, Inc. * +                                        394           10
   Borland Software Corp. * +                                4,322           14
   Bottomline Technologies, Inc. * +                         1,300           16
   Commvault Systems, Inc. * +                               2,250           50
   Computer Programs & Systems, Inc. +                         598           13
   Concur Technologies, Inc. * +                             2,771          104
   CSG Systems International, Inc. * +                       2,380           39
   DemandTec, Inc. *                                           133            2
   Digi International, Inc. * +                              1,600           25
   DivX, Inc. * +                                            1,477           25
   Double-Take Software, Inc. * +                              500           12
   Eclipsys Corp. * +                                        2,873           67
   Epicor Software Corp. * +                                 3,705           40
   EPIQ Systems, Inc. * +                                    1,615           28
   FalconStor Software, Inc. * +                             2,015           24
   Glu Mobile, Inc. * +                                        400            2
   Guidance Software, Inc. * +                                 200            2
   Informatica Corp. * +                                     5,582           96
   infoUSA, Inc. +                                           1,978           17
   Innerworkings, Inc. * +                                   1,500           24
   Interactive Intelligence, Inc. * +                          800           21
   INVESTools, Inc. * +                                      3,300           51
   JDA Software Group, Inc. * +                              1,619           34
   Lawson Software, Inc. * +                                 7,895           77
   Mantech International Corp., Class A *                    1,257           49
   MicroStrategy, Inc., Class A *                              557           56
   Midway Games, Inc. * +                                    1,221            3
   Monotype Imaging Holdings, Inc. *                           658           11
   MSC.Software Corp. * +                                    2,700           36
   Nuance Communications, Inc. * +                           8,394          169
   Omnicell, Inc. * +                                        2,200           58
   Omniture, Inc. * +                                        2,100           60
   OpenTV Corp., Class A * +                                 5,000            6
   Packeteer, Inc. * +                                       2,222           15
   Parametric Technology Corp. *                             7,366          123
   PDF Solutions, Inc. * +                                   1,429           11
   Pegasystems, Inc. +                                         855           11
   Phase Forward, Inc. * +                                   2,600           63
   Progress Software Corp. *                                 2,550           81
   PROS Holdings, Inc. * +                                     500            9
   QAD, Inc.                                                   875            7
   Quality Systems, Inc. +                                   1,080           32
   Quest Software, Inc. * +                                  4,338           70
   Renaissance Learning, Inc. +                                518            7
   Schawk, Inc. +                                              896           13
   Seachange International, Inc. * +                         1,800           14
   Smith Micro Software, Inc. * +                            1,900           15
   Solera Holdings, Inc. *                                   1,700           39
   SourceForge, Inc. * +                                     4,100            9
   SPSS, Inc. * +                                            1,193           43
   Sybase, Inc. *                                            5,800          149
   Synchronoss Technologies, Inc. *                          1,200           40
   SYNNEX Corp. * +                                          1,000           21
   Take-Two Interactive Software, Inc. * +                   4,700           70
   Taleo Corp., Class A * +                                  1,100           31
   THQ, Inc. * +                                             4,255          104
   Trident Microsystems, Inc. * +                            3,700           23
   Ultimate Software Group, Inc. * +                         1,500           49
   Unica Corp. * +                                             600            5
   Visual Sciences, Inc. * +                                 1,300           21
   Wind River Systems, Inc. *                                4,748           48
-------------------------------------------------------------------------------
                                                                          3,102
-------------------------------------------------------------------------------
Storage/Warehousing - 0.0%
   Mobile Mini, Inc. * +                                     2,254           43
-------------------------------------------------------------------------------
Telecommunications - 4.3%
   3Com Corp. *                                             24,823          107
   Acme Packet, Inc. * +                                     1,390           17
   Adaptec, Inc. * +                                         7,291           24
   Adtran, Inc. +                                            3,794           82
   Advanced Radio Telecom Corp. *                           10,900           --
   Airvana, Inc. *                                             415            3
   Alaska Communications Systems Group, Inc.                 2,700           41
   Anaren, Inc. * +                                            997           15
   Andrew Corp. *                                            9,900          145
   Anixter International, Inc. * +                           1,991          128
   Arris Group, Inc. * +                                     6,899           72
   Aruba Networks, Inc. * +                                    600            8
   Atheros Communications, Inc. * +                          3,500          103
   Atlantic Tele-Network, Inc.                                 600           23
   Avanex Corp. * +                                         11,800           18
   BigBand Networks, Inc. * +                                  600            4
   Black Box Corp. +                                         1,103           41
   C-COR, Inc. * +                                           3,173           39
   Cbeyond, Inc. * +                                         1,300           54
   Centennial Communications Corp. *                         1,600           14

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 74 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

NOVEMBER 30, 2007


                                                           NUMBER         VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Telecommunications - 4.3% continued
   Cincinnati Bell, Inc. * +                                15,659       $   75
   Comtech Telecommunications Corp. * +                      1,447           72
   Consolidated Communications Holdings, Inc. +              1,200           19
   CPI International, Inc. *                                   400            7
   Ditech Networks, Inc. * +                                 1,601            5
   EMS Technologies, Inc. * +                                1,000           29
   Extreme Networks * +                                      7,255           26
   Fairpoint Communications, Inc. +                          2,190           33
   FiberTower Corp. * +                                      6,300           14
   Finisar Corp. * +                                        17,043           29
   Foundry Networks, Inc. * +                                9,300          164
   General Communication, Inc., Class A *                    3,319           29
   GeoEye, Inc. * +                                          1,100           35
   Global Crossing Ltd. * +                                  2,258           41
   Globalstar, Inc. * +                                      1,220           11
   Golden Telecom, Inc. * +                                  1,009          102
   Harmonic, Inc. * +                                        5,005           52
   Harris Stratex Networks, Inc. * +                         1,550           27
   Hughes Communications, Inc. * +                             400           21
   Hungarian Telephone & Cable * +                             200            4
   Hypercom Corp. * +                                        3,217           17
   ICO Global Communications Holdings Ltd. * +               6,300           25
   IDT Corp., Class B +                                      3,100           25
   Infinera Corp. * +                                        1,021           22
   InterDigital, Inc. * +                                    2,966           53
   Iowa Telecommunications Services, Inc. +                  2,000           34
   iPCS, Inc. +                                              1,100           38
   Ixia * +                                                  2,659           28
   Knology, Inc. * +                                         1,600           22
   Loral Space & Communications, Inc. *                        700           24
   Mastec, Inc. * +                                          2,619           27
   MRV Communications, Inc. * +                              7,671           17
   Netgear, Inc. * +                                         2,200           75
   Network Equipment Technologies, Inc. * +                  1,600           20
   Nextwave Wireless, Inc. * +                               1,800           11
   North Pittsburgh Systems, Inc. +                            929           22
   Novatel Wireless, Inc. * +                                2,100           33
   NTELOS Holdings Corp. +                                   1,700           45
   Oplink Communications, Inc. * +                           1,442           23
   OpNext, Inc. *                                            1,125            9
   Optium Corp. * +                                            700            6
   Orbcomm, Inc. * +                                         1,600           12
   PAETEC Holding Corp. * +                                  4,721           51
   Plantronics, Inc. +                                       3,100           83
   Polycom, Inc. * +                                         5,900          143
   Powerwave Technologies, Inc. * +                          8,306           34
   Preformed Line Products Co. +                               200           11
   Premiere Global Services, Inc. * +                        3,979           55
   RCN Corp. * +                                             1,900           28
   RF Micro Devices, Inc. * +                               16,887           98
   Rural Cellular Corp., Class A * +                           800           35
   SAVVIS, Inc. * +                                          1,800           58
   Shenandoah Telecom Co. +                                  1,429           35
   ShoreTel, Inc. * +                                          548            9
   Sonus Networks, Inc. * +                                 17,000          112
   Starent Networks Corp. * +                                  819           17
   SureWest Communications +                                   908           16
   Switch & Data Facilities Co., Inc. * +                      761           14
   Sycamore Networks, Inc. * +                              11,472           44
   Symmetricom, Inc. * +                                     2,829           12
   Syniverse Holdings, Inc. *                                1,770           28
   Tekelec * +                                               3,877           48
   Time Warner Telecom, Inc., Class A * +                    9,193          206
   USA Mobility, Inc. * +                                    1,462           19
   UTStarcom, Inc. * +                                       6,800           20
   Veraz Networks, Inc. * +                                    400            2
   Viasat, Inc. *                                            1,591           53
   Vonage Holdings Corp. * +                                 3,900            8
-------------------------------------------------------------------------------
                                                                          3,560
-------------------------------------------------------------------------------
Textiles - 0.1%
   G&K Services, Inc., Class A +                             1,388           56
   Unifirst Corp. of Massachusetts                             874           33
-------------------------------------------------------------------------------
                                                                             89
-------------------------------------------------------------------------------
Toys, Games & Hobbies - 0.2%
   Jakks Pacific, Inc. * +                                   1,778           45
   Leapfrog Enterprises, Inc. * +                            2,100           14
   Marvel Entertainment, Inc. * +                            3,500           97
   RC2 Corp. *                                               1,406           41
-------------------------------------------------------------------------------
                                                                            197
-------------------------------------------------------------------------------
Transportation - 1.6%
   ABX Air, Inc. * +                                         3,500           16
   American Commercial Lines, Inc. * +                       3,488           61
   Arkansas Best Corp. +                                     1,522           35
   Arlington Tankers Ltd. +                                    800           17
   Atlas Air Worldwide Holdings, Inc. * +                      815           43
   Bristow Group, Inc. * +                                   1,342           74
   Celadon Group, Inc. * +                                   1,300           10
   Double Hull Tankers, Inc. +                               1,300           17

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 75 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO continued


                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 97.5% continued
Transportation - 1.6% continued
   Dynamex, Inc. * +                                           639      $    18
   Eagle Bulk Shipping, Inc. +                               3,000           86
   Forward Air Corp. +                                       1,986           64
   Genco Shipping & Trading Ltd. +                           1,272           81
   General Maritime Corp. +                                  1,900           51
   Genesee & Wyoming, Inc., Class A *                        2,454           64
   Golar LNG Ltd. +                                          2,200           47
   Gulfmark Offshore, Inc. * +                               1,440           64
   Heartland Express, Inc. +                                 3,745           54
   Horizon Lines, Inc., Class A +                            2,154           43
   HUB Group, Inc., Class A * +                              2,500           65
   Knight Transportation, Inc. +                             3,666           56
   Knightsbridge Tankers Ltd. +                              1,100           28
   Marten Transport Ltd. * +                                   950           10
   Nordic American Tanker Shipping +                         2,000           68
   Old Dominion Freight Line, Inc. * +                       1,958           44
   Pacer International, Inc. +                               2,246           31
   Patriot Transportation Holding, Inc. * +                    100            9
   PHI, Inc. * +                                               900           29
   Saia, Inc. *                                                873           11
   Ship Finance International Ltd. +                         2,000           51
   TBS International Ltd., Class A * +                         300           13
   Ultrapetrol Bahamas Ltd. * +                              1,000           17
   Universal Truckload Services, Inc. * +                      400            7
   Werner Enterprises, Inc. +                                2,958           52
-------------------------------------------------------------------------------
                                                                          1,336
-------------------------------------------------------------------------------
Trucking & Leasing - 0.1%
   AMERCO, Inc. * +                                            600           39
   Greenbrier Cos., Inc. +                                   1,024           23
   TAL International Group, Inc. +                             987           22
-------------------------------------------------------------------------------
                                                                             84
-------------------------------------------------------------------------------
Water - 0.2%
   American States Water Co. +                               1,043           44
   California Water Service Group +                          1,295           51
   Consolidated Water Co., Inc. +                              900           27
   Pico Holdings, Inc. * +                                     966           37
   SJW Corp. +                                                 958           32
   Southwest Water Co. +                                     1,418           17
-------------------------------------------------------------------------------
                                                                            208
-------------------------------------------------------------------------------
Total Common Stocks
-------------------------------------------------------------------------------
(Cost $76,234)                                                           81,521


                                                           NUMBER         VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 50.8%
   Northern Institutional Funds - Liquid Assets
      Portfolio /(1) (2)/                               42,437,255      $42,437
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $42,437)                                                           42,437

OTHER - 0.0%
   Escrow DLB Oil & Gas                                        400           --
   Escrow Position PetroCorp.                                  420            1
-------------------------------------------------------------------------------
Total Other
-------------------------------------------------------------------------------
(Cost $-)                                                                     1

RIGHTS - 0.0%
   CSF Holdings, Inc.                                        2,000           --
   Medis Technologies +                                        113            1
   Wheeling - Pittsburg Corp. +                                700            -
-------------------------------------------------------------------------------
Total Rights
-------------------------------------------------------------------------------
(Cost $-)                                                                     1

WARRANTS - 0.0%
   American Satellite Network, Exp. 12/31/40                   350           --
   Optical Cable Corp., Fractional Shares, Exp.
      10/24/07, Strike $4.88                                79,600           --
   Pegasus Wireless Corp., Exp. 12/08/08,
      Strike $4.88                                             280           --
-------------------------------------------------------------------------------
Total Warrants
-------------------------------------------------------------------------------
(Cost $-)                                                                    --

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.3%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit
      4.69%, 12/3/07                                        $1,814        1,814
   United States Treasury Bill, /(3)/
      4.71%, 1/17/08                                           120          119
-------------------------------------------------------------------------------
Total Short-Term Investments
-------------------------------------------------------------------------------
(Cost $1,933)                                                             1,933

Total Investments - 150.6%
-------------------------------------------------------------------------------
(Cost $120,604)                                                         125,893
     Liabilities less Other Assets - (50.6)%                            (42,281)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 83,612

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 76 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

(1)  Investment in affiliated Portfolio
(2) Investment relates to cash collateral received from portfolio securities loaned.
(3) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security
+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the Small Company Index Portfolio had open futures contracts as follows:

                           NOTIONAL                         UNREALIZED
               NUMBER OF    AMOUNT    CONTRACT   CONTRACT       GAIN
TYPE           CONTRACTS    (000S)    POSITION      EXP.       (000S)
----------------------------------------------------------------------
E-Mini
Russell 2000      26        $2,000     Long        12/07        $3
======================================================================

At November 30, 2007, the industry sectors for the Small Company Index Portfolio were:

                             % OF LONG TERM
INDUSTRY SECTOR                INVESTMENTS
-------------------------------------------
Consumer Discretionary            14.0%
Consumer Staples                    3.0
Energy                              6.3
Financials                         19.5
Health Care                        13.9
Industrials                        15.0
Information Technology             18.5
Materials                           5.4
Telecommunication Services          1.4
Utilities                           3.0
-------------------------------------------
Total                             100.0%

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 77 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.3%
Aerospace/Defense - 2.6%
   Goodrich Corp.                                          1,200         $ 85
   Rockwell Collins, Inc.                                    923           67
-------------------------------------------------------------------------------
                                                                          152
-------------------------------------------------------------------------------
Agriculture - 1.6%
   Bunge Ltd. +                                              800           90
-------------------------------------------------------------------------------
Auto Manufacturers - 1.2%
   Oshkosh Truck Corp.                                     1,500           72
-------------------------------------------------------------------------------
Auto Parts & Equipment - 1.3%
   Johnson Controls, Inc.                                  2,000           77
-------------------------------------------------------------------------------
Banks - 1.2%
   Marshall & Ilsley Corp.                                 2,300           72
-------------------------------------------------------------------------------
Beverages - 1.3%
   Hansen Natural Corp. * +                                1,800           78
-------------------------------------------------------------------------------
Biotechnology - 2.7%
   Charles River Laboratories International, Inc. * +      1,250           79
   Invitrogen Corp. *                                        800           78
-------------------------------------------------------------------------------
                                                                          157
-------------------------------------------------------------------------------
Chemicals - 3.0%
   Air Products & Chemicals, Inc.                          1,000           99
   FMC Corp.                                               1,400           77
-------------------------------------------------------------------------------
                                                                          176
-------------------------------------------------------------------------------
Commercial Services - 3.1%
   Apollo Group, Inc., Class A *                           1,500          115
   Quanta Services, Inc. *                                 2,400           65
-------------------------------------------------------------------------------
                                                                          180
-------------------------------------------------------------------------------
Computers - 3.8%
   DST Systems, Inc. * +                                   1,000           85
   Factset Research Systems, Inc.                            800           50
   Micros Systems, Inc. * +                                1,200           86
-------------------------------------------------------------------------------
                                                                          221
-------------------------------------------------------------------------------
Distribution/Wholesale - 1.2%
   LKQ Corp. * +                                           1,700           68
-------------------------------------------------------------------------------
Diversified Financial Services - 6.1%
   Ameriprise Financial, Inc.                              1,700          100
   CIT Group, Inc.                                         2,400           64
   GFI Group, Inc. *                                         500           49
   Janus Capital Group, Inc.                               1,800           60
   Jefferies Group, Inc.                                   3,100           79
-------------------------------------------------------------------------------
                                                                          352
-------------------------------------------------------------------------------
Electrical Components & Equipment - 1.7%
   Ametek, Inc. +                                          2,200           97
-------------------------------------------------------------------------------
Electronics - 5.8%
   Amphenol Corp., Class A                                 1,900           82
   Dolby Laboratories, Inc., Class A *                     1,000           50
   Mettler-Toledo International, Inc. *                      600           70
   National Instruments Corp.                              1,600           54
   Waters Corp. *                                          1,000           78
-------------------------------------------------------------------------------
                                                                          334
-------------------------------------------------------------------------------
Engineering & Construction - 2.4%
   Chicago Bridge & Iron Co. N.V. New York Shares +        1,428           76
   URS Corp. *                                             1,100           63
-------------------------------------------------------------------------------
                                                                          139
-------------------------------------------------------------------------------
Environmental Control - 2.5%
   Republic Services, Inc.                                 2,500           83
   Stericycle, Inc. *                                      1,000           59
-------------------------------------------------------------------------------
                                                                          142
-------------------------------------------------------------------------------
Food - 1.3%
   Hain Celestial Group, Inc. * +                          2,350           78
-------------------------------------------------------------------------------
Gas - 1.2%
   Energen Corp.                                           1,100           70
-------------------------------------------------------------------------------
Healthcare - Products - 3.3%
   Dentsply International, Inc.                            1,100           47
   Hologic, Inc. *                                           900           60
   Respironics, Inc. *                                     1,700           84
-------------------------------------------------------------------------------
                                                                          191
-------------------------------------------------------------------------------
Healthcare - Services - 4.2%
   DaVita, Inc. *                                            700           43
   Pediatrix Medical Group, Inc. *                         1,700          110
   Psychiatric Solutions, Inc. * +                         2,455           90
-------------------------------------------------------------------------------
                                                                          243
-------------------------------------------------------------------------------
Household Products/Wares - 1.5%
   Church & Dwight Co., Inc. +                             1,500           84
-------------------------------------------------------------------------------
Internet - 1.6%
   VeriSign, Inc. *                                        2,200           90
-------------------------------------------------------------------------------
Iron/Steel - 1.2%
   Carpenter Technology Corp.                                900           68
-------------------------------------------------------------------------------
Machinery - Diversified - 1.3%
   AGCO Corp. * +                                          1,076           74
-------------------------------------------------------------------------------
Media - 2.5%
   Discovery Holding Co., Class A *                        3,200           78
   Liberty Global, Inc., Class A * +                       1,700           69
-------------------------------------------------------------------------------
                                                                          147
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 6.0%
   Aptargroup, Inc.                                        2,000           84
   Roper Industries, Inc. +                                1,550           98
   SPX Corp.                                                 725           74

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 78 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                           NUMBER        VALUE
                                                         OF SHARES       (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 99.3% continued
Miscellaneous Manufacturing - 6.0% continued
   Textron, Inc.                                                1,354    $   94
-------------------------------------------------------------------------------
                                                                            350
-------------------------------------------------------------------------------
Oil & Gas - 2.7%
   Denbury Resources, Inc. *                                    1,200        64
   Noble Energy, Inc.                                           1,248        90
-------------------------------------------------------------------------------
                                                                            154
-------------------------------------------------------------------------------
Oil & Gas Services - 7.5%
   Cameron International Corp. *                                  475        44
   Core Laboratories N.V. * +                                     800        94
   Grant Prideco, Inc. *                                        1,600        77
   National-Oilwell Varco, Inc. *                               1,140        78
   Oceaneering International, Inc. *                              900        57
   Smith International, Inc.                                    1,300        82
-------------------------------------------------------------------------------
                                                                            432
-------------------------------------------------------------------------------
Pharmaceuticals - 2.8%
   Express Scripts, Inc. *                                      1,024        70
   VCA Antech, Inc. * +                                         2,200        90
-------------------------------------------------------------------------------
                                                                            160
-------------------------------------------------------------------------------
Retail - 7.7%
   Burger King Holdings, Inc.                                   2,900        76
   Dick's Sporting Goods, Inc. * +                              2,300        72
   Family Dollar Stores, Inc.                                   2,500        59
   GameStop Corp., Class A *                                    1,600        92
   Guess?, Inc. +                                               1,700        80
   Tiffany & Co.                                                1,400        65
-------------------------------------------------------------------------------
                                                                            444
-------------------------------------------------------------------------------
Semiconductors - 5.2%
   Intersil Corp., Class A                                      2,350        59
   MEMC Electronic Materials, Inc. *                            1,000        77
   Nvidia Corp. *                                               2,812        89
   ON Semiconductor Corp. * +                                   8,400        77
-------------------------------------------------------------------------------
                                                                            302
-------------------------------------------------------------------------------
Software - 5.1%
   Activision, Inc. *                                           2,900        64
   Ansys, Inc. * +                                              1,400        54
   Autodesk, Inc. *                                             1,900        90
   Total System Services, Inc. +                                3,100        87
-------------------------------------------------------------------------------
                                                                            295
-------------------------------------------------------------------------------
Telecommunications - 2.7%
   Foundry Networks, Inc. *                                     4,300        76
   Millicom International Cellular S.A. * +                       700        83
-------------------------------------------------------------------------------
                                                                            159
-------------------------------------------------------------------------------
Total Common Stocks
-------------------------------------------------------------------------------
(Cost $5,282)                                                             5,748

INVESTMENT COMPANY - 24.2 %
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)(2)/                      1,402,278     1,402
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $1,402)                                                             1,402

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)        (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.6%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit
      4.69%, 12/3/07                                       $      269       269
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $269)                                                                 269
-------------------------------------------------------------------------------
Total Investments - 128.1%
-------------------------------------------------------------------------------
(Cost $6,953)                                                             7,419
   Liabilities less Other Assets - (28.1)%                               (1,628)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                     $ 5,791

(1)  Investment in affiliated Portfolio

(2) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security

+    Security is either wholy or partially on loan.

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 79 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO continued

                                                               NOVEMBER 30, 2007

At November 30, 2007, the industry sectors for the Mid Cap Growth Portfolio were:

                                                                 % OF LONG TERM
INDUSTRY SECTOR                                                    INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                 14.5%
Consumer Staples                                                        5.7
Energy                                                                 10.2
Financials                                                              6.0
Health Care                                                            15.6
Industrials                                                            18.6
Information Technology                                                 21.2
Materials                                                               5.5
Telecommunication Services                                              1.5
Utilities                                                               1.2
--------------------------------------------------------------------------------
Total                                                                 100.0%
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 80 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8%
Aerospace/Defense - 3.0%
   Boeing (The) Co.                                               8,200   $  759
   Lockheed Martin Corp.                                         20,000    2,213
--------------------------------------------------------------------------------
                                                                           2,972
--------------------------------------------------------------------------------
Agriculture - 0.8%
   Bunge Ltd. +                                                   7,200      809
--------------------------------------------------------------------------------
Apparel - 1.2%
   NIKE, Inc., Class B                                           17,900    1,175
--------------------------------------------------------------------------------
Auto Parts & Equipment - 1.6%
   Johnson Controls, Inc.                                        40,000    1,545
--------------------------------------------------------------------------------
Beverages - 4.4%
   Anheuser-Busch Cos., Inc.                                     24,600    1,297
   Cia de Bebidas das Americas ADR +                             20,400    1,532
   Diageo PLC ADR                                                15,900    1,440
--------------------------------------------------------------------------------
                                                                           4,269
--------------------------------------------------------------------------------
Biotechnology - 1.8%
   Genzyme Corp. *                                               23,200    1,738
--------------------------------------------------------------------------------
Chemicals - 4.1%
   Monsanto Co.                                                  26,200    2,603
   Mosaic (The) Co. * +                                          20,400    1,411
--------------------------------------------------------------------------------
                                                                           4,014
--------------------------------------------------------------------------------
Commercial Services - 2.0%
   McKesson Corp.                                                28,700    1,915
--------------------------------------------------------------------------------
Computers - 9.9%
   Apple, Inc. *                                                 13,900    2,533
   Dell, Inc. *                                                  26,700      655
   EMC Corp. of Massachusetts *                                 111,800    2,154
   Hewlett-Packard Co.                                           54,800    2,804
   IBM Corp.                                                     14,300    1,504
--------------------------------------------------------------------------------
                                                                           9,650
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 2.2%
   Colgate-Palmolive Co.                                         27,300    2,186
--------------------------------------------------------------------------------
Diversified Financial Services - 0.9%
   Janus Capital Group, Inc. +                                   27,400      920
--------------------------------------------------------------------------------
Electric - 1.9%
   PPL Corp.                                                     36,100    1,840
--------------------------------------------------------------------------------
Electronics - 1.9%
   Waters Corp. *                                                23,300    1,818
--------------------------------------------------------------------------------
Engineering & Construction - 8.5%
   ABB Ltd. ADR                                                  61,600    1,810
   Fluor Corp.                                                   12,300    1,810
   Jacobs Engineering Group, Inc. *                              22,300    1,868
   KBR, Inc. *                                                   36,000    1,434
   McDermott International, Inc. *                               25,700    1,344
--------------------------------------------------------------------------------
                                                                           8,266
--------------------------------------------------------------------------------
Healthcare - Products - 3.5%
   Baxter International, Inc.                                    36,700    2,197
   Stryker Corp.                                                 17,000    1,235
--------------------------------------------------------------------------------
                                                                           3,432
--------------------------------------------------------------------------------
Healthcare - Services - 1.8%
   Aetna, Inc.                                                   31,400    1,755
--------------------------------------------------------------------------------
Insurance - 3.4%
   Aflac, Inc.                                                   34,700    2,174
   Travelers Cos. (The), Inc.                                    22,300    1,184
--------------------------------------------------------------------------------
                                                                           3,358
--------------------------------------------------------------------------------
Internet - 3.2%
   Amazon.com, Inc. *                                            13,500    1,222
   eBay, Inc. *                                                  57,200    1,918
--------------------------------------------------------------------------------
                                                                           3,140
--------------------------------------------------------------------------------
Machinery - Diversified - 1.9%
   Deere & Co.                                                   11,000    1,890
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 1.9%
   Precision Castparts Corp.                                     12,500    1,842
--------------------------------------------------------------------------------
Oil & Gas Services - 9.5%
   Cameron International Corp. * +                               14,500    1,352
   National-Oilwell Varco, Inc. *                                30,000    2,044
   Schlumberger Ltd.                                             29,000    2,710
   Transocean, Inc. +                                            10,704    1,470
   Weatherford International Ltd. *                              28,100    1,760
--------------------------------------------------------------------------------
                                                                           9,336
--------------------------------------------------------------------------------
Pharmaceuticals - 10.0%
   Express Scripts, Inc. *                                       27,800    1,883
   Medco Health Solutions, Inc. *                                17,800    1,780
   Merck & Co., Inc.                                             54,400    3,229
   Schering-Plough Corp.                                         44,400    1,390
   Teva Pharmaceutical Industries Ltd. ADR +                     32,800    1,464
--------------------------------------------------------------------------------
                                                                           9,746
--------------------------------------------------------------------------------
Retail - 5.3%
   GameStop Corp., Class A * +                                   25,100    1,442
   McDonald's Corp.                                              33,300    1,947
   TJX Cos., Inc.                                                60,000    1,760
--------------------------------------------------------------------------------
                                                                          5,149
--------------------------------------------------------------------------------
Semiconductors - 1.7%
   MEMC Electronic Materials, Inc. *                             22,100    1,714
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 81 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

FOCUSED GROWTH PORTFOLIO continued

                                                               NOVEMBER 30, 2007

                                                            NUMBER       VALUE
                                                           OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.8% continued
Software - 8.0%
   Adobe Systems, Inc. *                                      34,400   $  1,450
   Microsoft Corp.                                           147,500      4,956
   Oracle Corp. *                                             69,100      1,394
--------------------------------------------------------------------------------
                                                                          7,800
--------------------------------------------------------------------------------
Telecommunications - 4.4%
   Cisco Systems, Inc. *                                      94,600      2,651
   Nokia OYJ ADR +                                            42,700      1,679
--------------------------------------------------------------------------------
                                                                          4,330
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $84,213)                                                           96,609

INVESTMENT COMPANY - 7.3%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)(2)/                     7,137,526      7,138
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $7,138)                                                             7,138

                                                           PRINCIPAL
                                                            AMOUNT       VALUE
                                                            (000S)       (000S)
--------------------------------------------------------------------------------
SHORT - TERM INVESTMEN - 3.6%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit
      4.69%, 12/3/07                                      $    3,498      3,498
--------------------------------------------------------------------------------
Total Short-Term Investment
--------------------------------------------------------------------------------
(Cost $3,498)                                                             3,498
--------------------------------------------------------------------------------
Total Investments - 109.7%
--------------------------------------------------------------------------------
(Cost $94,849)                                                          107,245
   Liabilities less Other Assets - (9.7)%                                (9,486)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 97,759

(1)  Investment in affiliated Portfolio
(2) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security
+    Security is either wholy or partially on loan.

At November 30, 2007, the industry sectors for the Focused Growth Portfolio were:

                         % OF LONG TERM
INDUSTRY SECTOR             INVESTMENTS
---------------------------------------
Consumer Discretionary             9.4%
Consumer Staples                   7.5
Energy                             9.7
Financials                         4.4
Health Care                       21.1
Industrials                       15.5
Information Technology            26.3
Materials                          4.2
Utilities                          1.9
---------------------------------------
Total                            100.0%
---------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 82 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO

                                                               NOVEMBER 30, 2007

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.2%
Aerospace/Defense - 4.6%
   Boeing (The) Co.                                               6,885   $  637
   Lockheed Martin Corp.                                          4,870      539
   Northrop Grumman Corp.                                        12,785    1,007
   Raytheon Co.                                                   9,145      566
--------------------------------------------------------------------------------
                                                                           2,749
--------------------------------------------------------------------------------
Banks - 1.2%
   Bank of America Corp.                                         15,265      704
--------------------------------------------------------------------------------
Beverages - 0.7%
   Pepsi Bottling Group, Inc.                                    10,630      454
--------------------------------------------------------------------------------
Biotechnology - 5.3%
   Amgen, Inc. *                                                 20,380    1,126
   Biogen Idec, Inc. *                                           19,585    1,452
   Invitrogen Corp. *                                             6,280      609
--------------------------------------------------------------------------------
                                                                           3,187
--------------------------------------------------------------------------------
Chemicals - 2.0%
   Celanese Corp., Class A                                       18,215      723
   Lubrizol Corp.                                                 7,160      459
--------------------------------------------------------------------------------
                                                                           1,182
--------------------------------------------------------------------------------
Commercial Services - 1.2%
   McKesson Corp.                                                11,300      754
--------------------------------------------------------------------------------
Computers - 4.1%
   Cadence Design Systems, Inc. *                                20,915      347
   Electronic Data Systems Corp.                                 20,225      410
   IBM Corp.                                                     16,250    1,709
--------------------------------------------------------------------------------
                                                                           2,466
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 3.4%
   Colgate-Palmolive Co.                                          8,895      712
   Procter & Gamble Co.                                          18,000    1,332
--------------------------------------------------------------------------------
                                                                           2,044
--------------------------------------------------------------------------------
Diversified Financial Services - 7.1%
   Citigroup, Inc.                                               19,760      658
   Fannie Mae                                                    40,515    1,557
   Goldman Sachs Group (The), Inc.                                4,190      950
   JPMorgan Chase & Co.                                          11,650      531
   Merrill Lynch & Co., Inc.                                      9,610      576
--------------------------------------------------------------------------------
                                                                           4,272
--------------------------------------------------------------------------------
Electric - 4.1%
   Duke Energy Corp.                                             34,730      687
   Mirant Corp. * +                                              15,990      617
   NRG Energy, Inc. * +                                          11,955      507
   PG&E Corp.                                                    14,220      658
--------------------------------------------------------------------------------
                                                                           2,469
--------------------------------------------------------------------------------
Electronics - 0.9%
   Tyco Electronics Ltd.                                         13,806      516
--------------------------------------------------------------------------------
Food - 2.5%
   General Mills, Inc.                                           14,825      892
   Kroger (The) Co.                                              22,075      634
--------------------------------------------------------------------------------
                                                                           1,526
--------------------------------------------------------------------------------
Healthcare - Products - 2.3%
   Baxter International, Inc.                                    13,610      815
   Covidien Ltd.                                                 13,806      554
--------------------------------------------------------------------------------
                                                                           1,369
--------------------------------------------------------------------------------
Home Furnishings - 1.0%
   Matsushita Electric Industrial Co. Ltd. ADR                   30,265      616
--------------------------------------------------------------------------------
Household Products/Wares - 1.0%
     Clorox Co.                                                   9,060      588
--------------------------------------------------------------------------------
Insurance - 8.0%
   Allstate (The) Corp.                                           8,670      443
   American International Group, Inc.                            21,660    1,259
   Chubb Corp.                                                    8,155      445
   Hartford Financial Services Group, Inc.                        6,360      606
   MBIA, Inc. +                                                  14,155      517
   Prudential Financial, Inc.                                     6,665      628
   Travelers Cos. (The), Inc.                                    11,600      616
   XL Capital Ltd., Class A                                       5,645      330
--------------------------------------------------------------------------------
                                                                           4,844
--------------------------------------------------------------------------------
Internet - 1.3%
   eBay, Inc. *                                                  24,125      809
--------------------------------------------------------------------------------
Iron/Steel - 1.7%
   United States Steel Corp.                                     10,300    1,006
--------------------------------------------------------------------------------
Machinery - Diversified - 2.1%
   Deere & Co.                                                    7,345    1,262
--------------------------------------------------------------------------------
Media - 2.1%
   Disney (The Walt) Co.                                         39,060    1,295
--------------------------------------------------------------------------------
Mining - 0.9%
   Barrick Gold Corp.                                            14,115      572
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 1.9%
   Eaton Corp.                                                    6,885      615
   ITT Corp.                                                      8,400      541
--------------------------------------------------------------------------------
                                                                           1,156
--------------------------------------------------------------------------------
Oil & Gas - 11.9%
   Chevron Corp.                                                 23,895    2,097
   ENSCO International, Inc.                                     16,145      869
   Exxon Mobil Corp.                                             39,310    3,505
   Occidental Petroleum Corp.                                     9,915      692
--------------------------------------------------------------------------------
                                                                           7,163
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 83 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED GROWTH PORTFOLIO continued

                                                               NOVEMBER 30, 2007

                                                              NUMBER      VALUE
                                                            OF SHARES    (000S)
-------------------------------------------------------------------------------
COMMON STOCKS - 96.2% continued
Pharmaceuticals - 5.4%
   Lilly (Eli) & Co.                                           20,280   $ 1,074
   Sanofi-Aventis ADR +                                        12,475       592
   Schering-Plough Corp.                                       50,550     1,582
-------------------------------------------------------------------------------
                                                                          3,248
-------------------------------------------------------------------------------
Retail - 2.2%
   McDonald's Corp.                                            13,215       772
   TJX Cos., Inc.                                              19,180       563
-------------------------------------------------------------------------------
                                                                          1,335
-------------------------------------------------------------------------------
Semiconductors - 3.2%
   ASML Holding NV, New York Shares * +                        26,477       920
   National Semiconductor Corp.                                16,475       377
   Texas Instruments, Inc.                                     20,065       633
-------------------------------------------------------------------------------
                                                                          1,930
-------------------------------------------------------------------------------
Software - 4.8%
   BMC Software, Inc. *                                        13,335       441
   Microsoft Corp.                                             72,945     2,451
-------------------------------------------------------------------------------
                                                                          2,892
-------------------------------------------------------------------------------
Telecommunications - 9.3%
   Cisco Systems, Inc. *                                       64,260     1,801
   Embarq Corp.                                                 8,290       422
   Nokia OYJ ADR +                                             40,210     1,581
   Qwest Communications International, Inc. * +               102,785       682
   Verizon Communications, Inc.                                26,405     1,141
-------------------------------------------------------------------------------
                                                                          5,627
-------------------------------------------------------------------------------
Total Common Stocks
-------------------------------------------------------------------------------
(Cost $53,756)                                                           58,035

INVESTMENT COMPANIES - 10.2%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(1)(2)/                      5,036,454     5,036
   Standard & Poor's Depository
      Receipts Trust, Series 1 +                                7,625    1,134
-------------------------------------------------------------------------------
Total Investment Companies
-------------------------------------------------------------------------------
(Cost $6,012)                                                             6,170

SHORT - TERM INVESTMENT - 5.6%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit
      4.69%, 12/3/07                                           $3,348   $ 3,348
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $3,348)                                                             3,348

-------------------------------------------------------------------------------
Total Investments - 112.0%
-------------------------------------------------------------------------------
(Cost $63,116)                                                           67,553
   Liabilities less Other Assets - (12.0)%                               (7,236)
-------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                     $60,317

(1)  Investment in affiliated Portfolio
(2) Investment relates to cash collateral received from portfolio securities loaned.

*    Non-Income Producing Security.

+    Security is either wholy or partially on loan.

At November 30, 2007, the industry sectors for the Diversified Growth Portfolio were:

                                                                  % OF LONG TERM
INDUSTRY SECTOR                                                     INVESTMENTS
--------------------------------------------------------------------------------
Consumer Discretionary                                                      5.5%
Consumer Staples                                                             7.8
Energy                                                                      12.1
Financials                                                                  18.5
Health Care                                                                 14.5
Industrials                                                                  8.7
Information Technology                                                      20.2
Materials                                                                    4.7
Telecommunication Services                                                   3.8
Utilities                                                                    4.2
--------------------------------------------------------------------------------
Total                                                                     100.0%
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 84 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO

NOVEMBER 30,  2007

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6%
Advertising - 0.1%
   Interpublic Group of Cos.                                    26,012   $   247
      (The), Inc. * +
   Omnicom Group, Inc.                                          19,798       965
--------------------------------------------------------------------------------
                                                                           1,212
--------------------------------------------------------------------------------
Aerospace/Defense - 2.3%
   Boeing (The) Co.                                             45,963     4,253
   General Dynamics Corp.                                       22,398     1,988
   Goodrich Corp.                                                7,026       501
   L-3 Communications Holdings, Inc. +                           7,000       775
   Lockheed Martin Corp.                                        22,184     2,455
   Northrop Grumman Corp.                                       20,506     1,616
   Raytheon Co.                                                 24,104     1,491
   Rockwell Collins, Inc.                                        9,182       662
   United Technologies Corp.                                    58,728     4,391
--------------------------------------------------------------------------------
                                                                          18,132
--------------------------------------------------------------------------------
Agriculture - 1.5%
   Altria Group, Inc.                                          123,556     9,583
   Archer-Daniels-Midland Co. +                                 39,106     1,421
   Reynolds American, Inc. +                                     9,626       674
   UST, Inc. +                                                   9,134       529
--------------------------------------------------------------------------------
                                                                          12,207
--------------------------------------------------------------------------------
Airlines - 0.1%
   Southwest Airlines Co. +                                     42,230       598
--------------------------------------------------------------------------------
Apparel - 0.4%
   Coach, Inc. *                                                22,200       824
   Jones Apparel Group, Inc. +                                   5,340       100
   Liz Claiborne, Inc. +                                         5,688       143
   NIKE, Inc., Class B +                                        22,768     1,495
   Polo Ralph Lauren Corp.                                       3,400       234
   VF Corp.                                                      5,036       377
--------------------------------------------------------------------------------
                                                                           3,173
--------------------------------------------------------------------------------
Auto Manufacturers - 0.4%
   Ford Motor Co. * +                                          117,110       880
   General Motors Corp. +                                       33,233       991
   PACCAR, Inc. +                                               22,344     1,131
--------------------------------------------------------------------------------
                                                                           3,002
--------------------------------------------------------------------------------
Auto Parts & Equipment - 0.2%
   Goodyear Tire & Rubber (The) Co. * +                         11,512       331
   Johnson Controls, Inc.                                       32,834     1,268
--------------------------------------------------------------------------------
                                                                           1,599
--------------------------------------------------------------------------------
Banks - 5.6%
   Bank of America Corp.                                       260,105    11,999
   Bank of New York Mellon (The) Corp.                          65,161     3,125
   BB&T Corp.                                                   30,200     1,090
   Capital One Financial Corp.                                  23,108     1,232
   Comerica, Inc.                                                8,759       401
   Commerce Bancorp, Inc. of New Jersey +                       11,300       450
   Fifth Third Bancorp +                                        31,756       950
   First Horizon National Corp. +                                6,972       154
   Huntington Bancshares, Inc. of Ohio +                        20,709       325
   KeyCorp                                                      21,407       564
   M&T Bank Corp. +                                              4,300       391
   Marshall & Ilsley Corp. +                                    14,654       461
   National City Corp.                                          35,020       692
   Northern Trust Corp. /(1)/                                   13,500     1,093
   PNC Financial Services Group, Inc.                           20,068     1,469
   Regions Financial Corp. +                                    38,850     1,027
   State Street Corp.                                           22,821     1,823
   SunTrust Banks, Inc.                                         22,956     1,609
   Synovus Financial Corp.                                      18,571       462
   U.S. Bancorp                                                101,202     3,349
   Wachovia Corp. +                                            111,504     4,795
   Wells Fargo & Co.                                           195,946     6,354
   Zions Bancorporation                                          6,190       338
--------------------------------------------------------------------------------
                                                                          44,153
--------------------------------------------------------------------------------
Beverages - 2.4%
   Anheuser-Busch Cos., Inc.                                    46,958     2,476
   Brown-Forman Corp., Class B                                   4,650       328
   Coca-Cola (The) Co.                                         116,613     7,242
   Coca-Cola Enterprises, Inc. +                                15,913       413
   Constellation Brands, Inc., Class A * +                      11,000       259
   Molson Coors Brewing Co., Class B +                           5,892       317
   Pepsi Bottling Group, Inc.                                    7,871       336
   PepsiCo, Inc.                                                94,729     7,311
--------------------------------------------------------------------------------
                                                                          18,682
--------------------------------------------------------------------------------
Biotechnology - 1.0%
   Amgen, Inc. *                                                63,227     3,493
   Biogen Idec, Inc. *                                          16,883     1,251
   Celgene Corp. * +                                            23,100     1,422
   Genzyme Corp. *                                              16,457     1,233
   Millipore Corp. *                                             2,878       236
--------------------------------------------------------------------------------
                                                                           7,635
--------------------------------------------------------------------------------
Building Materials - 0.1%
   Masco Corp. +                                                20,288       454
   Trane, Inc.                                                  10,052       369
--------------------------------------------------------------------------------
                                                                             823
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 85 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Chemicals - 1.8%
   Air Products & Chemicals, Inc.                               11,964   $ 1,185
   Ashland, Inc.                                                 3,387       167
   Dow Chemical (The) Co.                                       58,871     2,469
   du Pont (E.I.) de Nemours & Co.                              55,851     2,578
   Eastman Chemical Co. +                                        4,790       308
   Ecolab, Inc.                                                 10,008       479
   Hercules, Inc.                                                7,037       137
   International Flavors & Fragrances, Inc. +                    4,384       220
   Monsanto Co.                                                 32,852     3,264
   PPG Industries, Inc. +                                        8,934       613
   Praxair, Inc.                                                17,732     1,514
   Rohm & Haas Co.                                               6,884       374
   Sherwin-Williams (The) Co. +                                  6,195       389
   Sigma-Aldrich Corp.                                           7,386       389
--------------------------------------------------------------------------------
                                                                          14,086
--------------------------------------------------------------------------------
Coal - 0.2%
   Consol Energy, Inc.                                          10,300       610
   Peabody Energy Corp.                                         14,500       807
--------------------------------------------------------------------------------
                                                                           1,417
--------------------------------------------------------------------------------
Commercial Services - 0.6%
   Apollo Group, Inc., Class A * +                               8,401       643
   Convergys Corp. * +                                           8,346       136
   Donnelley (R.R.) & Sons Co.                                  12,561       460
   Equifax, Inc. +                                               7,855       292
   H&R Block, Inc.                                              18,238       359
   McKesson Corp.                                               16,248     1,084
   Monster Worldwide, Inc. * +                                   7,187       243
   Moody's Corp. +                                              13,162       496
   Robert Half International, Inc. +                             9,447       255
   Western Union (The) Co.                                      42,661       964
--------------------------------------------------------------------------------
                                                                           4,932
--------------------------------------------------------------------------------
Computers - 4.5%
   Affiliated Computer Services, Inc., Class A *                 5,500       231
   Apple, Inc. *                                                51,012     9,295
   Cognizant Technology Solutions Corp., Class A * +            17,100       532
   Computer Sciences Corp. * +                                   9,910       523
   Dell, Inc. *                                                133,143     3,267
   Electronic Data Systems Corp. +                              28,861       585
   EMC Corp. of Massachusetts *                                121,545     2,342
   Hewlett-Packard Co.                                         151,139     7,732
   IBM Corp.                                                    79,684     8,381
   Lexmark International, Inc., Class A *                        5,307       185
   Network Appliance, Inc. *                                    21,075       521
   SanDisk Corp. * +                                            15,600       584
   Sun Microsystems, Inc. *                                     48,582     1,010
   Teradata Corp. * *                                           10,192       265
   Unisys Corp. * +                                             21,113       105
--------------------------------------------------------------------------------
                                                                          35,558
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 2.2%
   Avon Products, Inc.                                          23,890       981
   Colgate-Palmolive Co.                                        29,924     2,396
   Estee Lauder Cos. (The), Inc., Class A                        6,600       296
   Procter & Gamble Co.                                        184,060    13,621
--------------------------------------------------------------------------------
                                                                          17,294
--------------------------------------------------------------------------------
Distribution/Wholesale - 0.1%
   Genuine Parts Co. +                                           9,643       463
   Grainger (W.W.), Inc.                                         4,029       356
--------------------------------------------------------------------------------
                                                                             819
--------------------------------------------------------------------------------
Diversified Financial Services - 6.6%
   American Express Co.                                         69,664     4,109
   Ameriprise Financial, Inc. +                                 12,892       757
   Bear Stearns Cos. (The), Inc. +                               6,749       673
   Charles Schwab (The) Corp.                                   56,132     1,364
   CIT Group, Inc. +                                            10,900       290
   Citigroup, Inc.                                             291,582     9,710
   CME Group, Inc.                                               3,000     1,976
   Countrywide Financial Corp. +                                36,184       391
   Discover Financial Services                                  27,065       470
   E*TRADE Financial Corp. * +                                  36,700       169
   Fannie Mae                                                   60,295     2,316
   Federated Investors, Inc., Class B +                          5,312       217
   Franklin Resources, Inc.                                      9,821     1,210
   Freddie Mac                                                  40,450     1,419
   Goldman Sachs Group, Inc.                                    23,753     5,383
   IntercontinentalExchange, Inc. * +                            4,600       768
   Janus Capital Group, Inc.                                    10,207       343
   JPMorgan Chase & Co.                                        198,344     9,048
   Legg Mason, Inc. +                                            7,501       572
   Lehman Brothers Holdings, Inc. +                             30,860     1,933
   Merrill Lynch & Co., Inc.                                    49,703     2,979
   Morgan Stanley +                                             61,730     3,254
   NYSE Euronext                                                15,700     1,360
   Price (T. Rowe) Group, Inc. +                                15,472       951
   SLM Corp.                                                    25,184       959
--------------------------------------------------------------------------------
                                                                          52,621
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 86 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Electric - 3.2%
   AES Corp. * +                                                36,638   $   801
   Allegheny Energy, Inc. +                                      9,385       570
   Ameren Corp. +                                               11,723       631
   American Electric Power Co., Inc.                            22,117     1,054
   Centerpoint Energy, Inc. +                                   18,057       322
   CMS Energy Corp. +                                           12,683       221
   Consolidated Edison, Inc. +                                  15,321       742
   Constellation Energy Group, Inc.                             11,721     1,175
   Dominion Resources, Inc. of Virginia +                       36,624     1,730
   DTE Energy Co. +                                              9,479       465
   Duke Energy Corp. +                                          74,682     1,478
   Dynegy, Inc., Class A * +                                    22,305       170
   Edison International                                         18,034     1,010
   Entergy Corp.                                                13,556     1,620
   Exelon Corp.                                                 40,490     3,283
   FirstEnergy Corp. +                                          16,895     1,158
   FPL Group, Inc. +                                            22,512     1,570
   Integrys Energy Group, Inc. +                                 4,500       230
   Pepco Holdings, Inc.                                         10,900       306
   PG&E Corp.                                                   19,396       897
   Pinnacle West Capital Corp. +                                 5,991       257
   PPL Corp. +                                                  21,150     1,078
   Progress Energy, Inc. +                                      14,400       703
   Public Service Enterprise Group, Inc. +                      16,539     1,583
   Southern (The) Co. +                                         46,799     1,761
   TECO Energy, Inc. +                                          11,616       201
   Xcel Energy, Inc. +                                          23,185       536
--------------------------------------------------------------------------------
                                                                          25,552
--------------------------------------------------------------------------------
Electrical Components & Equipment - 0.4%
   Emerson Electric Co.                                         47,994     2,737
   Molex, Inc. +                                                 8,035       221
--------------------------------------------------------------------------------
                                                                           2,958
--------------------------------------------------------------------------------
Electronics - 0.6%
   Agilent Technologies, Inc. *                                 21,426       811
   Applera Corp. - Applied Biosystems Group +                   10,246       350
   Jabil Circuit, Inc. +                                        10,900       185
   PerkinElmer, Inc. +                                           7,200       196
   Thermo Fisher Scientific Inc. *                              25,311     1,459
   Tyco Electronics Ltd.                                        27,470     1,027
   Waters Corp. *                                                5,678       443
--------------------------------------------------------------------------------
                                                                           4,471
--------------------------------------------------------------------------------
Engineering & Construction - 0.2%
   Fluor Corp.                                                   5,291       779
   Jacobs Engineering Group, Inc. * +                            6,800       569
--------------------------------------------------------------------------------
                                                                           1,348
--------------------------------------------------------------------------------
Entertainment - 0.1%
   International Game Technology                                18,878       824
--------------------------------------------------------------------------------
Environmental Control - 0.2%
   Allied Waste Industries, Inc. * +                            15,454       176
   Waste Management, Inc.                                       31,442     1,079
--------------------------------------------------------------------------------
                                                                           1,255
--------------------------------------------------------------------------------
Food - 1.8%
   Campbell Soup Co.                                            12,262       450
   ConAgra Foods, Inc.                                          27,087       678
   Dean Foods Co. +                                              7,900       197
   General Mills, Inc.                                          23,541     1,416
   Heinz (H.J.) Co.                                             17,669       836
   Hershey (The) Co. +                                           9,222       368
   Kellogg Co.                                                  14,268       771
   Kraft Foods, Inc., Class A +                                 94,914     3,279
   Kroger Co.                                                   38,758     1,114
   McCormick & Co., Inc. +                                       7,200       275
   Safeway, Inc.                                                28,742     1,000
   Sara Lee Corp.                                               40,131       676
   SUPERVALU, Inc. +                                            11,841       496
   Sysco Corp.                                                  33,680     1,095
   Tyson Foods, Inc., Class A                                   14,200       212
   Whole Foods Market, Inc. +                                    8,700       374
   Wrigley (Wm.) Jr. Co.                                        11,846       758
--------------------------------------------------------------------------------
                                                                          13,995
--------------------------------------------------------------------------------
Forest Products & Paper - 0.4%
   International Paper Co.                                      24,947       842
   MeadWestvaco Corp.                                           10,329       340
   Plum Creek Timber Co., Inc. +                                 9,989       463
   Temple-Inland, Inc.                                           5,948       273
   Weyerhaeuser Co. +                                           13,569       993
--------------------------------------------------------------------------------
                                                                           2,911
--------------------------------------------------------------------------------
Gas - 0.2%
   NICOR, Inc. +                                                 2,852       120
   NiSource, Inc. +                                             15,435       286
   Sempra Energy                                                14,472       906
--------------------------------------------------------------------------------
                                                                           1,312
--------------------------------------------------------------------------------
Hand/Machine Tools - 0.1%
   Black & Decker Corp. +                                        3,650       302
   Snap-On, Inc.                                                 3,523       172

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 87 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Hand/Machine Tools - 0.1% continued
   Stanley Works (The) +                                         4,768   $   249
--------------------------------------------------------------------------------
                                                                             723
--------------------------------------------------------------------------------
Healthcare - Products - 3.1%
   Bard (C.R.), Inc. +                                           5,880       497
   Baxter International, Inc.                                   39,035     2,337
   Becton, Dickinson & Co.                                      13,497     1,117
   Boston Scientific Corp. * +                                  72,128       911
   Covidien Ltd.                                                27,470     1,102
   Johnson & Johnson                                           169,638    11,491
   Medtronic, Inc.                                              66,495     3,381
   Patterson Cos., Inc. * +                                      7,700       248
   St. Jude Medical, Inc. *                                     23,346       928
   Stryker Corp.                                                13,036       947
   Varian Medical Systems, Inc. *                                7,100       355
   Zimmer Holdings, Inc. *                                      14,185       918
--------------------------------------------------------------------------------
                                                                          24,232
--------------------------------------------------------------------------------
Healthcare - Services - 1.4%
   Aetna, Inc.                                                  28,244     1,578
   Coventry Health Care, Inc. *                                  8,875       514
   Humana, Inc. * +                                              9,490       731
   Laboratory Corp. of America Holdings * +                      8,000       581
   Manor Care, Inc. +                                            3,639       235
   Quest Diagnostics, Inc. +                                     8,536       470
   Tenet Healthcare Corp. * +                                   28,528       157
   UnitedHealth Group, Inc.                                     77,652     4,271
   WellPoint, Inc. *                                            33,838     2,850
--------------------------------------------------------------------------------
                                                                          11,387
--------------------------------------------------------------------------------
Holding Companies - Diversified - 0.0%
   Leucadia National Corp. +                                     9,400       441
--------------------------------------------------------------------------------
Home Builders - 0.1%
   Centex Corp. +                                                7,334       153
   D.R. Horton, Inc. +                                          16,500       197
   KB Home +                                                     6,728       141
   Lennar Corp., Class A +                                       7,900       125
   Pulte Homes, Inc. +                                          12,832       131
--------------------------------------------------------------------------------
                                                                             747
--------------------------------------------------------------------------------
Home Furnishings - 0.1%
   Harman International Industries, Inc. +                       3,600       265
   Whirlpool Corp.                                               4,430       359
--------------------------------------------------------------------------------
                                                                             624
--------------------------------------------------------------------------------
Household Products/Wares - 0.4%
   Avery Dennison Corp. +                                        5,438       283
   Clorox Co.                                                    8,515       553
   Fortune Brands, Inc. +                                        8,605   $   660
   Kimberly-Clark Corp. +                                       25,260     1,763
--------------------------------------------------------------------------------
                                                                           3,259
--------------------------------------------------------------------------------
Housewares - 0.0%
   Newell Rubbermaid, Inc. +                                    15,761       422
--------------------------------------------------------------------------------
Insurance - 4.3%
   ACE Ltd.                                                     18,017     1,078
   Aflac, Inc.                                                  28,879     1,809
   Allstate (The) Corp.                                         36,075     1,844
   AMBAC Financial Group, Inc. +                                 6,003       163
   American International Group, Inc.                          150,949     8,775
   AON Corp.                                                    16,134       806
   Assurant, Inc.                                                5,500       360
   Chubb Corp.                                                  21,686     1,183
   CIGNA Corp.                                                  15,621       837
   Cincinnati Financial Corp.                                    9,730       389
   Genworth Financial, Inc., Class A +                          23,700       622
   Hartford Financial Services Group, Inc.                      18,598     1,773
   Lincoln National Corp.                                       14,898       917
   Loews Corp. +                                                24,638     1,177
   Marsh & McLennan Cos., Inc. +                                29,910       751
   MBIA, Inc. +                                                  9,564       349
   Metlife, Inc.                                                44,044     2,889
   MGIC Investment Corp. +                                       7,827       184
   Principal Financial Group, Inc.                              14,611       957
   Progressive (The) Corp. +                                    40,028       737
   Prudential Financial, Inc.                                   28,799     2,711
   SAFECO Corp. +                                                5,976       345
   Torchmark Corp.                                               5,294       327
   Travelers Cos. (The), Inc.                                   39,071     2,075
   Unum Group                                                   19,463       484
   XL Capital Ltd., Class A +                                   11,034       646
--------------------------------------------------------------------------------
                                                                          34,188
--------------------------------------------------------------------------------
Internet - 2.3%
   Akamai Technologies, Inc. * +                                 9,300       354
   Amazon.com, Inc. *                                           17,915     1,622
   eBay, Inc. *                                                 66,828     2,241
   Expedia, Inc. * +                                            11,258       367
   Google, Inc., Class A *                                      13,562     9,398
   IAC/InterActiveCorp * +                                      10,800       301
   Symantec Corp. *                                             53,271       948
   VeriSign, Inc. * +                                           14,100       577
   Yahoo!, Inc. *                                               78,730     2,111
--------------------------------------------------------------------------------
                                                                          17,919
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 88 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Investment Companies - 0.0%
   American Capital Strategies Ltd. +                            9,800   $   369
--------------------------------------------------------------------------------
Iron/Steel - 0.3%
   Allegheny Technologies, Inc.                                  6,678       653
   Nucor Corp.                                                  16,844       997
   United States Steel Corp.                                     7,975       779
--------------------------------------------------------------------------------
                                                                           2,429
--------------------------------------------------------------------------------
Leisure Time - 0.3%
   Brunswick Corp. +                                             5,435       111
   Carnival Corp. +                                             27,468     1,239
   Harley-Davidson, Inc.                                        14,528       698
--------------------------------------------------------------------------------
                                                                           2,048
--------------------------------------------------------------------------------
Lodging - 0.3%
   Harrah's Entertainment, Inc.                                 11,480     1,011
   Marriott International, Inc., Class A                        17,700       664
   Starwood Hotels & Resorts Worldwide, Inc.                    11,511       618
   Wyndham Worldwide Corp.                                      10,347       302
--------------------------------------------------------------------------------
                                                                           2,595
--------------------------------------------------------------------------------
Machinery - Construction & Mining - 0.4%
   Caterpillar, Inc.                                            37,772     2,716
   Terex Corp. *                                                 5,500       354
--------------------------------------------------------------------------------
                                                                           3,070
--------------------------------------------------------------------------------
Machinery - Diversified - 0.5%
   Cummins, Inc.                                                 6,592       771
   Deere & Co.                                                  13,495     2,318
   Manitowoc Co. (The), Inc.                                     7,400       325
   Rockwell Automation, Inc.                                     8,469       575
--------------------------------------------------------------------------------
                                                                           3,989
--------------------------------------------------------------------------------
Media - 2.7%
   CBS Corp., Class B                                           44,173     1,212
   Clear Channel Communications, Inc. +                         29,178     1,047
   Comcast Corp., Class A *                                    184,203     3,783
   DIRECTV Group (The), Inc. *                                  42,000     1,045
   Disney (The Walt) Co.                                       110,786     3,673
   Dow Jones & Co., Inc. +                                       3,551       212
   Gannett Co., Inc.                                            12,746       468
   McGraw-Hill Cos. (The), Inc. +                               22,128     1,086
   Meredith Corp.                                                2,036       112
   New York Times Co., Class A +                                 8,889       147
   News Corp., Class A                                         132,400     2,790
   Scripps (E.W.) Co., Class A +                                 4,600       200
   Time Warner, Inc.                                           218,626     3,773
   Tribune Co.                                                   4,276       133
   Viacom, Inc., Class B * +                                    39,073   $ 1,642
--------------------------------------------------------------------------------
                                                                          21,323
--------------------------------------------------------------------------------
Metal Fabrication/Hardware - 0.1%
   Precision Castparts Corp.                                     8,200     1,208
--------------------------------------------------------------------------------
Mining - 0.8%
   Alcoa, Inc.                                                  52,573     1,912
   Freeport-McMoRan Copper & Gold, Inc. +                       21,926     2,169
   Newmont Mining Corp.                                         26,933     1,338
   Titanium Metals Corp. * +                                     4,900       145
   Vulcan Materials Co. +                                        6,447       573
--------------------------------------------------------------------------------
                                                                           6,137
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 4.9%
   3M Co.                                                       43,120     3,590
   Cooper Industries Ltd., Class A +                            10,330       519
   Danaher Corp.                                                16,804     1,459
   Dover Corp.                                                  11,640       539
   Eastman Kodak Co. +                                          16,337       383
   Eaton Corp. +                                                 8,260       738
   General Electric Co.                                        600,623    22,998
   Honeywell International, Inc.                                46,639     2,641
   Illinois Tool Works, Inc.                                    22,974     1,275
   Ingersoll-Rand Co. Ltd., Class A                             15,750       813
   ITT Corp.                                                    10,248       660
   Leggett & Platt, Inc. +                                       9,616       198
   Pall Corp.                                                    6,791       260
   Parker Hannifin Corp. +                                      10,220       812
   Textron, Inc.                                                13,758       950
   Tyco International Ltd.                                      29,970     1,202
--------------------------------------------------------------------------------
                                                                          39,037
--------------------------------------------------------------------------------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc.                                           12,535       483
   Xerox Corp. * +                                              51,658       872
--------------------------------------------------------------------------------
                                                                           1,355
--------------------------------------------------------------------------------
Oil & Gas - 9.2%
   Anadarko Petroleum Corp.                                     27,436     1,553
   Apache Corp. +                                               19,474     1,885
   Chesapeake Energy Corp. +                                    26,400       999
   Chevron Corp.                                               125,853    11,046
   ConocoPhillips                                               95,434     7,638
   Devon Energy Corp. +                                         27,250     2,257
   ENSCO International, Inc. +                                   8,700       468
   EOG Resources, Inc. +                                        13,538     1,121
   Exxon Mobil Corp.                                           325,110    28,987

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 89 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Oil & Gas - 9.2% continued
   Hess Corp.                                                   18,713   $ 1,333
   Marathon Oil Corp.                                           41,956     2,345
   Murphy Oil Corp.                                             10,300       737
   Nabors Industries Ltd. *                                     18,506       498
   Noble Corp.                                                  15,774       822
   Noble Energy, Inc.                                            9,500       684
   Occidental Petroleum Corp.                                   48,668     3,396
   Rowan Cos., Inc. +                                            9,003       319
   Sunoco, Inc. +                                                7,068       474
   Tesoro Corp. +                                                8,000       393
   Transocean, Inc. +                                           18,200     2,499
   Valero Energy Corp.                                          31,400     2,043
   XTO Energy, Inc.                                             21,333     1,319
--------------------------------------------------------------------------------
                                                                          72,816
--------------------------------------------------------------------------------
Oil & Gas Services - 1.7%
   Baker Hughes, Inc.                                           18,703     1,501
   BJ Services Co.                                              16,590       408
   Halliburton Co.                                              49,180     1,800
   National-Oilwell Varco, Inc. *                               19,700     1,343
   Schlumberger Ltd.                                            69,986     6,540
   Smith International, Inc.                                    11,000       690
   Weatherford International Ltd. *                             21,000     1,315
--------------------------------------------------------------------------------
                                                                          13,597
--------------------------------------------------------------------------------
Packaging & Containers - 0.1%
   Ball Corp. +                                                  5,728       265
   Bemis Co. +                                                   6,252       170
   Pactiv Corp. *                                                7,382       187
   Sealed Air Corp. +                                            8,788       205
--------------------------------------------------------------------------------
                                                                             827
--------------------------------------------------------------------------------
Pharmaceuticals - 5.8%
   Abbott Laboratories                                          90,586     5,210
   Allergan, Inc.                                               16,946     1,136
   AmerisourceBergen Corp.                                      10,182       462
   Barr Pharmaceuticals, Inc. * +                                6,200       333
   Bristol-Myers Squibb Co.                                    115,895     3,434
   Cardinal Health, Inc.                                        23,820     1,442
   Express Scripts, Inc. *                                      16,457     1,115
   Forest Laboratories, Inc. *                                  17,269       666
   Gilead Sciences, Inc. *                                      53,296     2,480
   Hospira, Inc. * +                                             8,788       380
   King Pharmaceuticals, Inc. * +                               13,838       147
   Lilly (Eli) & Co.                                            58,473     3,096
   Medco Health Solutions, Inc. *                               15,763     1,576
   Merck & Co., Inc.                                           127,540     7,571
   Mylan Laboratories, Inc. +                                   22,100       318
   Pfizer, Inc.                                                406,121     9,649
   Schering-Plough Corp.                                        94,952     2,972
   Watson Pharmaceuticals, Inc. *                                6,152       180
   Wyeth                                                        80,014     3,929
--------------------------------------------------------------------------------
                                                                          46,096
--------------------------------------------------------------------------------
Pipelines - 0.4%
   El Paso Corp. +                                              38,378       617
   Questar Corp.                                                 9,700       518
   Spectra Energy Corp. +                                       34,991       862
   Williams Cos. (The), Inc.                                    35,018     1,216
--------------------------------------------------------------------------------
                                                                           3,213
--------------------------------------------------------------------------------
Real Estate - 0.0%
   CB Richard Ellis Group, Inc., Class A * +                    10,600       252
--------------------------------------------------------------------------------
Real Estate Investment Trusts - 1.0%
   Apartment Investment & Management Co., Class A +              5,300       211
   AvalonBay Communities, Inc. +                                 4,500       447
   Boston Properties, Inc. +                                     6,600       650
   Developers Diversified Realty Corp. +                         7,000       311
   Equity Residential +                                         15,197       565
   General Growth Properties, Inc. +                            13,600       632
   Host Hotels & Resorts, Inc. +                                29,500       566
   Kimco Realty Corp. +                                         12,900       509
   ProLogis                                                     17,934     1,173
   Public Storage +                                              6,982       540
   Simon Property Group, Inc. +                                 13,986     1,377
   Vornado Realty Trust +                                        7,900       711
--------------------------------------------------------------------------------
                                                                           7,692
--------------------------------------------------------------------------------
Retail - 4.8%
   Abercrombie & Fitch Co., Class A                              5,000       410
   AutoNation, Inc. * +                                          9,111       150
   Autozone, Inc. * +                                            2,619       292
   Bed Bath & Beyond, Inc. *                                    14,837       467
   Best Buy Co., Inc.                                           19,722     1,007
   Big Lots, Inc. * +                                            5,857       109
   Circuit City Stores, Inc. +                                   8,919        58
   Costco Wholesale Corp.                                       25,991     1,752
   CVS Caremark Corp.                                           86,750     3,478
   Darden Restaurants, Inc. +                                    7,954       316
   Dillard's, Inc., Class A +                                    3,934        80
   Family Dollar Stores, Inc.                                    8,262       195

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 90 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Retail - 4.8% continued
   Gap (The), Inc. +                                            29,435   $   600
   Home Depot (The), Inc.                                       97,264     2,778
   Kohl's Corp. *                                               17,646       870
   Limited Brands +                                             18,113       364
   Lowe's Cos., Inc.                                            86,614     2,114
   Macy's, Inc.                                                 23,766       705
   McDonald's Corp.                                             69,875     4,086
   Nordstrom, Inc. +                                            11,580       388
   Office Depot, Inc. *                                         15,659       268
   OfficeMax, Inc.                                               4,524       113
   Penney (J.C.) Co., Inc.                                      13,500       596
   RadioShack Corp. +                                            8,458       156
   Sears Holdings Corp. * +                                      5,156       544
   Staples, Inc.                                                46,697     1,107
   Starbucks Corp. *                                            51,226     1,198
   Target Corp.                                                 49,630     2,981
   Tiffany & Co.                                                 7,701       357
   TJX Cos., Inc.                                               26,130       767
   Wal-Mart Stores, Inc.                                       140,335     6,722
   Walgreen Co.                                                 58,230     2,131
   Wendy's International, Inc.                                   5,205       146
   Yum! Brands, Inc.                                            28,760     1,068
--------------------------------------------------------------------------------
                                                                          38,373
--------------------------------------------------------------------------------
Savings & Loans - 0.2%
   Hudson City Bancorp, Inc.                                    27,500       419
   Sovereign Bancorp, Inc. +                                    20,480       241
   Washington Mutual, Inc. +                                    51,343     1,001
--------------------------------------------------------------------------------
                                                                           1,661
--------------------------------------------------------------------------------
Semiconductors - 2.5%
   Advanced Micro Devices, Inc. * +                             31,144       304
   Altera Corp.                                                 26,307       494
   Analog Devices, Inc.                                         17,637       543
   Applied Materials, Inc.                                      81,697     1,538
   Broadcom Corp., Class A *                                    27,774       743
   Intel Corp.                                                 342,329     8,928
   Kla-Tencor Corp. +                                           10,711       515
   Linear Technology Corp. +                                    16,362       498
   LSI Corp. * +                                                39,541       220
   MEMC Electronic Materials, Inc. *                            12,700       985
   Microchip Technology, Inc.                                   12,500       360
   Micron Technology, Inc. * +                                  42,880       357
   National Semiconductor Corp. +                               13,604       311
   Novellus Systems, Inc. * +                                    6,821       177
   Nvidia Corp. *                                               30,795       971
   QLogic Corp. * +                                              9,578       130
   Teradyne, Inc. *                                             11,458       125
   Texas Instruments, Inc.                                      81,895     2,585
   Xilinx, Inc. +                                               16,936       371
--------------------------------------------------------------------------------
                                                                          20,155
--------------------------------------------------------------------------------
Software - 3.7%
   Adobe Systems, Inc. *                                        34,814     1,467
   Autodesk, Inc. *                                             12,576       592
   Automatic Data Processing, Inc.                              29,259     1,318
   BMC Software, Inc. * +                                       11,499       380
   CA, Inc.                                                     22,009       539
   Citrix Systems, Inc. *                                       12,769       472
   Compuware Corp. * +                                          18,172       150
   Electronic Arts, Inc. * +                                    18,250     1,026
   Fidelity National Information Services, Inc.                  9,300       402
   Fiserv, Inc. *                                               11,974       615
   IMS Health, Inc. +                                           10,997       257
   Intuit, Inc. * +                                             18,698       548
   Microsoft Corp.                                             472,592    15,879
   Novell, Inc. *                                               22,041       155
   Oracle Corp. *                                              230,809     4,658
   Paychex, Inc.                                                20,116       785
--------------------------------------------------------------------------------
                                                                          29,243
--------------------------------------------------------------------------------
Telecommunications - 5.9%
   American Tower Corp., Class A *                              26,300     1,198
   AT&T, Inc.                                                  357,514    13,661
   CenturyTel, Inc.                                              6,078       259
   Ciena Corp. * +                                               5,015       221
   Cisco Systems, Inc. *                                       357,036    10,004
   Citizens Communications Co. +                                18,834       244
   Corning, Inc.                                                92,226     2,240
   Embarq Corp.                                                  8,575       437
   JDS Uniphase Corp. * +                                       12,793       172
   Juniper Networks, Inc. * +                                   30,800       915
   Motorola, Inc.                                              136,306     2,177
   QUALCOMM, Inc.                                               98,082     4,000
   Qwest Communications International, Inc. * +                 95,803       635
   Sprint Nextel Corp.                                         163,410     2,536
   Tellabs, Inc. * +                                            23,962       167
   Verizon Communications, Inc.                                170,146     7,352
   Windstream Corp.                                             27,084       351
--------------------------------------------------------------------------------
                                                                          46,569
--------------------------------------------------------------------------------
Textiles - 0.0%
   Cintas Corp.                                                  7,523       241
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 91 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO continued

                                                              NUMBER      VALUE
                                                            OF SHARES     (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.6% continued
Toys, Games & Hobbies - 0.1%
   Hasbro, Inc.                                                 8,771   $    243
   Mattel, Inc.                                                24,217        484
--------------------------------------------------------------------------------
                                                                             727
--------------------------------------------------------------------------------
Transportation - 1.7%
   Burlington Northern Santa Fe Corp.                          17,638      1,473
   C.H. Robinson Worldwide, Inc. +                              9,700        500
   CSX Corp.                                                   24,176      1,015
   Expeditors International Washington, Inc.                   11,800        554
   FedEx Corp.                                                 19,038      1,875
   Norfolk Southern Corp.                                      21,707      1,112
   Ryder System, Inc. +                                         3,649        158
   Union Pacific Corp.                                         16,760      2,114
   United Parcel Service, Inc., Class B                        61,307      4,517
--------------------------------------------------------------------------------
                                                                          13,318
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $600,220)                                                          764,851

WARRANTS - 0.0%
   Raytheon Co., Exp. 6/16/11, $37.50                             987         25
--------------------------------------------------------------------------------
Total Warrants
--------------------------------------------------------------------------------
(Cost $-)                                                                     25

INVESTMENT COMPANY - 9.6%
   Northern Institutional Funds -
      Liquid Assets Portfolio/(2)(3)/                      75,777,569     75,778
--------------------------------------------------------------------------------
Total Investment Company
--------------------------------------------------------------------------------
(Cost $75,778)                                                            75,778

                                                           PRINCIPAL
                                                             AMOUNT      VALUE
                                                             (000S)      (000S)
--------------------------------------------------------------------------------
SHORT - TERM INVESTMENTS - 1.5%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit
      4.69%, 12/3/07                                         $10,281   $ 10,281
   United States Treasury Bill, /(4)/
      4.26%, 1/17/08                                           1,135      1,129
--------------------------------------------------------------------------------
Total Short-Term Investments
--------------------------------------------------------------------------------
(Cost $11,409)                                                           11,410
--------------------------------------------------------------------------------
Total Investments - 107.7%
--------------------------------------------------------------------------------
(Cost $687,407)                                                         852,064
   Liabilities less Other Assets - (7.7)%                               (60,595)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $791,469

(1)  Investment in affiliate
(2)  Investment in affiliated Portfolio
(3) Investment related to cash collateral received from portfolio securities loaned.
(4) Security pledged as collateral to cover margin requirements for open futures contracts.

*    Non-Income Producing Security.
+    Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

At November 30, 2007, the Equity Index Portfolio had open futures contracts as follows:

                      NOTIONAL                         UNREALIZED
          NUMBER OF    AMOUNT    CONTRACT   CONTRACT      GAIN
  TYPE    CONTRACTS    (000S)    POSITION      EXP.      (000S)
-----------------------------------------------------------------
S&P 500      355       $26,336     Long       12/07       $107
=================================================================

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 92 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

At November 30, 2007, the industry sectors for the Equity Index Portfolio were:

                             % OF LONG TERM
INDUSTRY SECTOR                 INVESTMENTS
-------------------------------------------
Consumer Discretionary                 8.9%
Consumer Staples                      10.3
Energy                                11.9
Financials                            18.4
Health Care                           12.3
Industrials                           11.6
Information Technology                16.2
Materials                              3.3
Telecommunication Services             3.5
Utilities                              3.6
-------------------------------------------
Total                                100.0%

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 93 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO

                                                                NUMBER     VALUE
                                                              OF SHARES   (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 66.6%
Aerospace/Defense - 3.4%
   Boeing (The) Co.                                               5,795   $  536
   Lockheed Martin Corp.                                          3,955      437
   Northrop Grumman Corp.                                        10,645      839
   Raytheon Co.                                                   7,530      466
--------------------------------------------------------------------------------
                                                                           2,278
--------------------------------------------------------------------------------
Banks - 0.9%
   Bank of America Corp.                                         12,825      592
--------------------------------------------------------------------------------
Beverages - 0.5%
   Pepsi Bottling Group, Inc.                                     7,660      327
--------------------------------------------------------------------------------
Biotechnology - 3.6%
   Amgen, Inc. *                                                 14,955      826
   Biogen Idec, Inc. *                                           15,480    1,148
   Invitrogen Corp. *                                             4,425      429
--------------------------------------------------------------------------------
                                                                           2,403
--------------------------------------------------------------------------------
Chemicals - 1.3%
   Celanese Corp., Class A                                       13,145      521
   Lubrizol Corp.                                                 4,955      318
--------------------------------------------------------------------------------
                                                                             839
--------------------------------------------------------------------------------
Commercial Services - 0.9%
   McKesson Corp.                                                 9,465      632
--------------------------------------------------------------------------------
Computers - 2.9%
   Cadence Design Systems, Inc. *                                17,340      288
   Electronic Data Systems Corp.                                 16,765      340
   IBM Corp.                                                     12,800    1,346
--------------------------------------------------------------------------------
                                                                           1,974
--------------------------------------------------------------------------------
Cosmetics/Personal Care - 2.3%
   Colgate-Palmolive Co.                                          7,470      598
   Procter & Gamble Co.                                          13,205      977
--------------------------------------------------------------------------------
                                                                           1,575
--------------------------------------------------------------------------------
Diversified Financial Services - 4.7%
   Citigroup, Inc.                                               16,370      545
   Fannie Mae                                                    28,965    1,113
   Goldman Sachs Group, Inc.                                      3,015      683
   JPMorgan Chase & Co.                                           9,705      443
   Merrill Lynch & Co., Inc.                                      6,585      395
--------------------------------------------------------------------------------
                                                                           3,179
--------------------------------------------------------------------------------
Electric - 2.7%
   Duke Energy Corp.                                             25,115      497
   Mirant Corp. * +                                              11,375      439
   NRG Energy, Inc. * +                                           8,565      363
   PG&E Corp.                                                    10,620      491
--------------------------------------------------------------------------------
                                                                           1,790
--------------------------------------------------------------------------------
Electronics - 0.6%
   Tyco Electronics Ltd.                                         11,435      428
--------------------------------------------------------------------------------
Food - 1.9%
   General Mills, Inc.                                           12,300      740
   Kroger Co.                                                    18,390      529
--------------------------------------------------------------------------------
                                                                           1,269
--------------------------------------------------------------------------------
Healthcare - Products - 1.7%
   Baxter International, Inc.                                    11,305      677
   Covidien Ltd.                                                 11,435      458
--------------------------------------------------------------------------------
                                                                           1,135
--------------------------------------------------------------------------------
Home Furnishings - 0.8%
   Matsushita Electric Industrial Co. Ltd. ADR +                 25,160      512
--------------------------------------------------------------------------------
Household Products/Wares - 0.7%
   Clorox Co.                                                     7,605      493
--------------------------------------------------------------------------------
Insurance - 5.7%
   Allstate (The) Corp.                                           7,190      367
   American International Group, Inc.                            15,465      899
   Chubb Corp.                                                    6,715      366
   Hartford Financial Services Group, Inc.                        5,295      505
   MBIA, Inc. +                                                  10,325      377
   Prudential Financial, Inc.                                     5,610      528
   Travelers Cos. (The), Inc.                                     9,730      517
   XL Capital Ltd., Class A                                       4,665      273
--------------------------------------------------------------------------------
                                                                           3,832
--------------------------------------------------------------------------------
Internet - 1.0%
   eBay, Inc. *                                                  19,380      650
--------------------------------------------------------------------------------
Iron/Steel - 1.3%
   United States Steel Corp.                                      8,625      843
--------------------------------------------------------------------------------
Machinery - Diversified - 1.5%
   Deere & Co.                                                    5,975    1,026
--------------------------------------------------------------------------------
Media - 1.5%
   Disney (Walt) Co.                                             30,960    1,026
--------------------------------------------------------------------------------
Mining - 0.6%
   Barrick Gold Corp.                                             9,840      399
--------------------------------------------------------------------------------
Miscellaneous Manufacturing - 1.3%
   Eaton Corp.                                                    4,590      410
   ITT Corp.                                                      7,030      453
--------------------------------------------------------------------------------
                                                                             863
--------------------------------------------------------------------------------
Oil & Gas - 7.8%
   Chevron Corp.                                                 16,825    1,476
   ENSCO International, Inc.                                     12,015      647
   Exxon Mobil Corp.                                             28,520    2,543
   Occidental Petroleum Corp.                                     8,210      573
--------------------------------------------------------------------------------
                                                                           5,239
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 94 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                               NUMBER     VALUE
                                                             OF SHARES    (000S)
--------------------------------------------------------------------------------
COMMON STOCKS - 66.6%
Pharmaceuticals - 3.6%
   Lilly (Eli) & Co.                                            16,765   $   888
   Sanofi-Aventis ADR +                                          9,285       441
   Schering-Plough Corp.                                        35,740     1,118
--------------------------------------------------------------------------------
                                                                           2,447
--------------------------------------------------------------------------------
Retail - 1.7%
   McDonald's Corp.                                             11,885       695
   TJX Cos., Inc.                                               15,895       466
--------------------------------------------------------------------------------
                                                                           1,161
--------------------------------------------------------------------------------
Semiconductors - 2.3%
   ASML Holding NV * +                                          21,918       762
   National Semiconductor Corp.                                 13,695       313
   Texas Instruments, Inc.                                      14,425       455
--------------------------------------------------------------------------------
                                                                           1,530
--------------------------------------------------------------------------------
Software - 3.2%
   BMC Software, Inc. *                                         11,120       368
   Microsoft Corp.                                              51,935     1,745
--------------------------------------------------------------------------------
                                                                           2,113
--------------------------------------------------------------------------------
Telecommunications - 6.2%
   Cisco Systems, Inc. *                                        46,710     1,309
   Embarq Corp.                                                  6,870       350
   Nokia OYJ ADR +                                              29,255     1,151
   Qwest Communications International, Inc. * +                 74,740       495
   Verizon Communications, Inc.                                 20,010       865
--------------------------------------------------------------------------------
                                                                           4,170
--------------------------------------------------------------------------------
Total Common Stocks
--------------------------------------------------------------------------------
(Cost $40,690)                                                            44,725

                                                              PRINCIPAL
                                                                AMOUNT    VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 4.4%
Automobile - 1.4%
   Capital One Prime Auto Receivables Trust,
      Series 2007-1, Class A3, 5.47%, 6/15/11                      $215      217
   Honda Auto Receivables Owner Trust, Series 2007-2,
      Class A3, 5.46%, 5/23/11                                      280      284
   USAA Auto Owner Trust, Series 2005-4, Class A4,
      4.89%, 8/15/12                                                420      421
--------------------------------------------------------------------------------
                                                                             922
--------------------------------------------------------------------------------
Commercial Mortgage Services - 2.6%
   Banc of America Commercial Mortgage, Inc.,
      Series 2006-4, Class A4, 5.63%, 7/10/46                       100      102
   Commercial Mortgage Asset Trust, Series 1999-C1,
      Class A3, 6.64%, 1/17/32                                      493      500
   DLJ Commercial Mortgage Corp., Series 1998-CF2,
      Class A1B, 6.24%, 11/12/31                                    218      219
   Greenwich Capital Commercial Funding Corp.,
      Series 2006-GG7, Class A4, 5.91%, 7/10/38                     200      208
   JP Morgan Chase Commercial Mortgage Securities
      Corp., Series 2003-C1, Class A1, 4.28%, 1/12/37               123      121
   LB Commercial Conduit Mortgage Trust,
      Series 1998-C1, Class A3, 6.48%, 2/18/30                       36       36
   LB-UBS Commercial Mortgage Trust, Series 2006-C6,
      Class A4, 5.37%, 9/15/39                                      180      179
   Merrill Lynch Mortgage Trust, Series 2004-BPC1,
      Class A2, 4.07%, 10/12/41                                      60       59
   Morgan Stanley Capital I, Series 2005-T19,
      Class A4A, 4.89%, 6/12/47                                     140      136
   Morgan Stanley Capital I, Series 2007-IQ16,
      Class A4, 5.81%, 12/12/49                                     200      201
--------------------------------------------------------------------------------
                                                                           1,761
--------------------------------------------------------------------------------
Credit Card - 0.4%
   Citibank Credit Card Issuance Trust, Series 2003-A8,
      Class A8, 3.50%, 8/16/10                                       65       64
   Citibank Credit Card Issuance Trust, Series 2007-A5,
      Class A5, 5.50%, 6/22/12                                      215      221
--------------------------------------------------------------------------------
                                                                             285
--------------------------------------------------------------------------------
Total Asset-Backed Securities
--------------------------------------------------------------------------------
(Cost $2,992)                                                              2,968

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 95 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO continued

                                                              PRINCIPAL
                                                                AMOUNT    VALUE
                                                                (000S)    (000S)
--------------------------------------------------------------------------------
CORPORATE BONDS - 9.9%
Advertising - 0.1%
   R.H. Donnelley Corp., /(1)/
      8.88%, 10/15/17                                              $ 80     $ 75
--------------------------------------------------------------------------------
Aerospace/Defense - 0.3%
   L-3 Communications Corp.,
      7.63%, 6/15/12                                                200      205
--------------------------------------------------------------------------------
Banks - 0.1%
   Bank of America Corp.,
      5.75%, 12/1/17                                                 80       80
--------------------------------------------------------------------------------
Beverages - 0.2%
   Anheuser-Busch Cos., Inc.,
      5.50%, 1/15/18                                                 50       50
--------------------------------------------------------------------------------
   PepsiCo., Inc.,
      4.65%, 2/15/13                                                115      115
--------------------------------------------------------------------------------
                                                                             165
--------------------------------------------------------------------------------
Chemicals - 0.2%
   Praxair, Inc.,
      5.25%, 11/15/14                                               105      107
--------------------------------------------------------------------------------
Commercial Services - 0.1%
   ARAMARK Services Inc.,
      8.41%, 2/1/15                                                  85       82
--------------------------------------------------------------------------------
Diversified Financial Services - 3.0%
   American General Finance Corp.,
      5.38%, 10/1/12                                                205      204
--------------------------------------------------------------------------------
   ANZ Capital Trust, /(1)(2)/
      4.48%, 1/29/49                                                210      206
--------------------------------------------------------------------------------
   Ford Motor Credit Co. LLC,
      7.25%, 10/25/11                                                95       86
--------------------------------------------------------------------------------
   GMAC LLC,
      6.88%, 9/15/11                                                 85       74
--------------------------------------------------------------------------------
   Goldman Sachs Group, Inc.,
      5.63%, 1/15/17                                                125      122
--------------------------------------------------------------------------------
   HSBC Finance Corp.,
       5.25%, 1/15/14 +                                              205     202
--------------------------------------------------------------------------------
   International Lease Finance Corp.,
      5.35%, 3/1/12 +                                               170      170
      5.65%, 6/1/14                                                  40       41
--------------------------------------------------------------------------------
   JP Morgan Chase & Co.,
      5.75%, 1/2/13                                                 210      215
--------------------------------------------------------------------------------
   Lehman Brothers Holdings Capital Trust V,
      5.86%, 11/29/49                                                65       58
--------------------------------------------------------------------------------
   Lehman Brothers Holdings, Inc.,
      6.50%, 7/19/17                                                135      136
--------------------------------------------------------------------------------
   Morgan Stanley,
      5.63%, 1/9/12                                                 200      203
--------------------------------------------------------------------------------

Diversified Financial Services - 3.0% continued
   Nelnet, Inc.,
      5.13%, 6/1/10                                                 220      223
   USB Realty Corp., /(1)(2)/
      6.09%, 12/22/49                                               100       93
--------------------------------------------------------------------------------
                                                                           2,033
--------------------------------------------------------------------------------
Electric - 0.8%
   AES (The) Corp.,
      9.50%, 6/1/09                                                 240      248
   Exelon Generation Co. LLC,
      6.20%, 10/1/17                                                 85       85
   Florida Power & Light Co.,
       5.55%, 11/1/17 +                                              85       87
   Public Service Electric & Gas,
      4.00%, 11/1/08                                                125      124
--------------------------------------------------------------------------------
                                                                             544
--------------------------------------------------------------------------------
Entertainment - 0.1%
   Mashantucket Western Pequot Tribe, /(1)(2)/
      8.50%, 11/15/15 +                                              90       90
--------------------------------------------------------------------------------
Healthcare - Services - 0.4%
   HCA Inc./DE,
      9.13%, 11/15/14                                               150      154
   UnitedHealth Group, Inc.,
      4.88%, 3/15/15                                                125      120
--------------------------------------------------------------------------------
                                                                             274
--------------------------------------------------------------------------------
Holding Companies - Diversified - 0.5%
   Capmark Financial Group, Inc., /(1)(2)/
      6.30%, 5/10/17                                                110       76
   Kansas City Southern Railway,
      9.50%, 10/1/08                                                245      250
--------------------------------------------------------------------------------
                                                                             326
--------------------------------------------------------------------------------
Household Products/Wares - 0.1%
   Clorox Co.,
      5.95%, 10/15/17                                                35       36
--------------------------------------------------------------------------------
Insurance - 0.1%
   Protective Life Secured Trust,
      4.85%, 8/16/10                                                 90       92
--------------------------------------------------------------------------------
Iron/Steel - 0.2%
   Steel Dynamics, Inc., /(1)/
      7.38%, 11/1/12                                                105      104
--------------------------------------------------------------------------------
Media - 0.7%
   Comcast Corp.,
      4.95%, 6/15/16 +                                              164      155

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 96 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
CORPORATE BONDS - 9.9% continued
Media - 0.7% continued
   Idearc, Inc.,
      8.00%, 11/15/16                                       $ 80        $   75
   Time Warner Cable, Inc.,
      5.85%, 5/1/17                                           75            74
   Time Warner, Inc.,
      5.88%, 11/15/16                                        145           142
-------------------------------------------------------------------------------
                                                                           446
-------------------------------------------------------------------------------
Mining - 0.1%
   Freeport-McMoRan Copper & Gold, Inc.,
      8.39%, 4/1/15                                           50            51
-------------------------------------------------------------------------------
Miscellaneous Manufacturing - 0.1%
   General Electric Co.,
      5.25%, 12/6/17                                          85            84
-------------------------------------------------------------------------------
Oil & Gas - 1.2%
   Chesapeake Energy Corp.,
      7.50%, 6/15/14 +                                       150           153
   Devon Financing Corp. ULC,
      6.88%, 9/30/11                                         140           151
   Premcor Refining Group (The), Inc.,
      9.50%, 2/1/13                                          110           116
      6.75%, 5/1/14                                          340           352
-------------------------------------------------------------------------------
                                                                           772
-------------------------------------------------------------------------------
Oil & Gas Services - 0.3%
   Dresser-Rand Group, Inc.,
      7.38%, 11/1/14                                         170           168
-------------------------------------------------------------------------------
Pharmaceuticals - 0.3%
   Abbott Laboratories,
      5.60%, 11/30/17                                        110           112
   Schering-Plough Corp.,
      6.00%, 9/15/17                                          85            88
-------------------------------------------------------------------------------
                                                                           200
-------------------------------------------------------------------------------
Pipelines - 0.3%
   Consolidated Natural Gas Co.,
      5.00%, 3/1/14                                          145           140
   Kinder Morgan Energy Partners LP,
      6.00%, 2/1/17                                           80            81
-------------------------------------------------------------------------------
                                                                           221
-------------------------------------------------------------------------------
Real Estate Investment Trusts - 0.1%
   iStar Financial, Inc.,
      5.88%, 3/15/16 +                                        75            61
-------------------------------------------------------------------------------
Retail - 0.1%
   Lowe's Cos., Inc.,
      5.60%, 9/15/12                                          90            93
-------------------------------------------------------------------------------
Telecommunications - 0.4%
   Sprint Capital Corp.,
      6.90%, 5/1/19                                           80            79
   Verizon of New England, Inc.,
      6.50%, 9/15/11                                         170           179
-------------------------------------------------------------------------------
                                                                           258
-------------------------------------------------------------------------------
Transportation - 0.1%
   Union Pacific Corp.,
      5.75%, 11/15/17                                         50            51
-------------------------------------------------------------------------------
Total Corporate Bonds
-------------------------------------------------------------------------------
(Cost $6,693)                                                            6,618

FOREIGN ISSUER BONDS - 1.8%
Banks - 0.2%
   Royal Bank of Scotland Group PLC, /(1)(2)/
      6.99%, 10/29/49                                        120           118
-------------------------------------------------------------------------------
Beverages - 0.1%
   Diageo Capital PLC,
      5.20%, 1/30/13 +                                        40            40
-------------------------------------------------------------------------------
Diversified Financial Services - 0.1%
   Santander Perpetual S.A. Unipersonal, /(1)(2)/
      6.67%, 10/29/49                                         65            63
-------------------------------------------------------------------------------
Electric - 0.1%
   EDP Finance BV, /(1) (2)/
      6.00%, 2/2/18 +                                        105           106
-------------------------------------------------------------------------------
Healthcare - Products - 0.1%
   Covidien International Finance S.A., /(1)(2)/
      6.00%, 10/15/17                                         80            83
-------------------------------------------------------------------------------
Insurance - 0.6%
   Allied World Assurance Holdings Ltd. of Bermuda,
      7.50%, 8/1/16                                          135           146
   Catlin Insurance Co. Ltd., /(1)(2)/
      7.25%, 1/19/17 +                                       100            94
   XL Capital Ltd.,
      6.50%, 4/15/17                                         160           141
-------------------------------------------------------------------------------
                                                                           381
-------------------------------------------------------------------------------
Mining - 0.2%
   Vale Overseas Ltd.,
      6.25%, 1/11/16                                         125           127
-------------------------------------------------------------------------------
Oil & Gas - 0.1%
   OPTI Canada, Inc., /(1)/
      8.25%, 12/15/14                                         50            49
-------------------------------------------------------------------------------

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 97 EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO continued

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 1.8% continued
Pharmaceuticals - 0.1%
   AstraZeneca PLC,
      5.90%, 9/15/17                                   $        80     $    84
-------------------------------------------------------------------------------
Telecommunications - 0.2%
   Telefonos de Mexico S.A. de CV,
      4.75%, 1/27/10                                           140         139
-------------------------------------------------------------------------------
Total Foreign Issuer Bonds
-------------------------------------------------------------------------------
(Cost $1,202)                                                            1,190

U.S. GOVERNMENT AGENCIES - 2.6% /(3)/
Freddie Mac - 2.6%
      5.25%, 10/6/11                                         1,000       1,011
      4.63%, 10/25/12                                          700         718
-------------------------------------------------------------------------------
                                                                         1,729
-------------------------------------------------------------------------------
Total U.S. Government Agencies
-------------------------------------------------------------------------------
(Cost $1,705)                                                            1,729

U.S. GOVERNMENT OBLIGATIONS - 10.9%
U.S. Treasury Notes - 10.9%
      4.38%, 12/31/07 +                                      1,099       1,100
      4.50%, 5/15/10 +                                       1,097       1,135
      3.88%, 10/31/12 +                                      2,654       2,709
      3.38%, 11/30/12 +                                      2,134       2,130
      4.75%, 8/15/17 +                                         245         260
-------------------------------------------------------------------------------
                                                                         7,334
-------------------------------------------------------------------------------
Total U.S. Government Obligations
-------------------------------------------------------------------------------
(Cost $7,253)                                                            7,334

                                                           NUMBER        VALUE
                                                         OF SHARES      (000S)
-------------------------------------------------------------------------------
INVESTMENT COMPANY - 17.1%
   Northern Institutional Funds -
      Liquid Assets Portfolio /(4)(5)/                  11,485,527       11,485
-------------------------------------------------------------------------------
Total Investment Company
-------------------------------------------------------------------------------
(Cost $11,485)                                                           11,485

                                                         PRINCIPAL
                                                           AMOUNT        VALUE
                                                           (000S)       (000S)
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 4.4%
   Skandinaviska Enskildaban, Sweden,
      Eurodollar Time Deposit,
      4.69%, 12/3/07                                   $     2,935     $  2,935
-------------------------------------------------------------------------------
Total Short-Term Investment
-------------------------------------------------------------------------------
(Cost $2,935)                                                             2,935
-------------------------------------------------------------------------------
Total Investments - 117.7%
-------------------------------------------------------------------------------
(Cost $74,955)                                                           78,984
   Liabilities less Other Assets - (17.7)%                              (11,885)
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $ 67,099

(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Restricted security that has been deemed illiquid. At November 30, 2007, the value of these restricted illiquid securities amounted to approximately $929,000 or 1.4% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                    ACQUISITION
                                                   ACQUISITION          COST
SECURITY                                               DATE            (000S)
-------------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/29/49                                       9/21/06            $204
Capmark Financial Group, Inc.,
6.30%, 5/10/17                                    5/3/07-6/21/07         108
Catlin Insurance Co. Ltd.,
7.25%, 1/19/17                                   1/11/07-6/27/07          98
Covidien International Finance S.A.,
6.00%, 10/15/17                                 10/17/07-10/23/07         81
EDP Finance BV,
6.00%, 2/2/18                                        10/26/07            105
Mashantucket Western Pequot Tribe,
8.50%, 11/15/15                                      11/09/07             90
Royal Bank of Scotland Group PLC,
6.99%, 10/29/49                                  9/26/07-9/28/07         121
Santander Perpetual S.A. Unipersonal,
6.67%, 10/29/49                                      10/18/07             65
USB Realty Corp.,
6.09%, 12/22/49                                      1/19/07             101
-------------------------------------------------------------------------------

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)  Investment in affiliated Portfolio
(5) Investment relates to cash collateral received from portfolio securities loaned.

*     Non-Income Producing Security
+     Security is either wholly or partially on loan.

Percentages shown are based on Net Assets.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 98 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2007

At November 30, 2007, the industry sectors for the Balanced Portfolio were:

                                                                 % OF LONG TERM
INDUSTRY SECTOR                                                    INVESTMENTS
-------------------------------------------------------------------------------
Consumer Discretionary                                                  6.0%
Consumer Staples                                                        8.2
Energy                                                                 11.7
Financials                                                             17.0
Health Care                                                            14.8
Industrials                                                             9.3
Information Technology                                                 20.5
Materials                                                               4.7
Telecommunication Services                                              3.8
Utilities                                                               4.0
-------------------------------------------------------------------------------
Total                                                                 100.0%
-------------------------------------------------------------------------------

At November 30, 2007, the credit quality distribution (unaudited) for the fixed income portion of the Balanced Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                    %
-------------------------------------------------------------------------------
AAA                                                                     60.8%
AA                                                                       5.6
A                                                                       11.6
BBB                                                                     12.5
BB                                                                       4.5
B or lower                                                               5.0
-------------------------------------------------------------------------------
Total                                                                  100.0%
-------------------------------------------------------------------------------

*     Standard & Poor's Rating Services

See Notes to the Financial Statements.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 99 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS


1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios (collectively, the "Portfolios" or "Equity Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Equity Portfolios.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth Portfolio. On August 3, 2007, the Board of Trustees approved a change to the Balanced Portfolio's investment strategy from a traditional balanced fund to an asset allocation fund, operating as a fund of funds. The Trust does not currently expect to implement changes to the Balanced Portfolio's investment strategy until early 2008. Through August 2, 2007, Northern Trust Global Investments Limited ("NTGIL") served jointly with NTI as investment advisor to the Balanced Portfolio. Effective August 3, 2007, NTGIL no longer serves in this capacity. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Each of the Equity Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2007, Class A, Class C and Class D shares were outstanding for certain Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price (generally, 3:00 P.M. Central time) on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is

                EQUITY PORTFOLIOS 100 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


                                                              NOVEMBER 30, 2007


calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is generally required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2007, the Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $119,000 and $1,129,000, respectively. The International Equity Index had entered into exchange-traded long futures contracts at November 30, 2007.

C) FOREIGN CURRENCY TRANSLATIONS Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions on the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolios record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect realized gains or losses, if any, in foreign currency transactions and unrealized gains or losses in forward foreign currency exchange contracts.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the commitment is reflected in the NAV. The value of the commitment may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-Issued securities at November 30, 2007, if any, are noted in each Portfolio's Schedule of Investments and Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

G) EXPENSES Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 101 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued


individual Portfolio are allocated among the Portfolios in proportion to each Portfolio's relative net assets.

H) REDEMPTION FEES The International Growth and International Equity Index Portfolios charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios' prospectus.

Redemption fees for the fiscal year ended November 30, 2007, were approximately $15,000 and $5,000 for the International Growth Portfolio and International Equity Index Portfolio, respectively. These amounts are included in "Proceeds from Shares Sold" in Note 8 - Capital Share Transactions. The impact from redemption fees paid to both Funds were less than $0.001 per share.

I) PORTFOLIO SECURITIES LOANED Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust). Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds - Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios' Statements of Assets and Liabilities. Each Portfolio's percentage of ownership in the Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income in each Portfolio's Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2007, were as follows:

                                              CASH     NON-CASH
                                           COLLATERAL COLLATERAL   FEES
                                 VALUE OF   HELD ON    HELD ON   EARNED BY
                                SECURITIES BEHALF OF  BEHALF OF  NORTHERN
     Amounts in thousands         LOANED   PORTFOLIO  PORTFOLIO    TRUST
     ---------------------------------------------------------------------
     International Growth         $9,723    $10,208      $ --          $62
     International Equity Index   10,632     10,891       258           22
     Small Company Growth          1,081      1,102        --            1
     Small Company Index          41,713     42,437        96           85
     Mid Cap Growth                1,474      1,402       100            1
     Focused Growth                7,001      7,138        --           19
     Diversified Growth            4,943      5,036        --            3
     Equity Index                 79,751     75,778     5,486           43
     Balanced                     11,536     11,485       269           13
     ---------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2007. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio's net assets at November 30, 2007.

                                                            PERCENT OF
                                                            SECURITIES
                                                            LOANED WITH
                                                              RESPECT
       Portfolio                    BROKER/DEALER          TO NET ASSETS
       -----------------------------------------------------------------
       Small Company Growth Deutsche Bank Securities LLC            8.3%
                            MS Securities Services, Inc.            6.6%
                            UBS Securities LLC                      6.0%
       Small Company Index  Bank of America Securities LLC          6.6%
                            Barclays Capital Inc.                   5.6%
                            Goldman, Sachs & Co.                    9.9%
       Balanced Portfolio   Goldman, Sachs & Co.                    5.3%
       -----------------------------------------------------------------

                EQUITY PORTFOLIOS 102 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


                                                              NOVEMBER 30, 2007



J) DISTRIBUTIONS TO SHAREHOLDERS Distributions of dividends from net investment income, if any, are declared and paid as follows:

                      ------------------------------------
                      International Growth        Annually
                      International Equity Index  Annually
                      Small Company Growth        Annually
                      Small Company Index         Annually
                      Mid Cap Growth              Annually
                      Focused Growth              Annually
                      Diversified Growth          Annually
                      Equity Index               Quarterly
                      Balanced                   Quarterly
                      ------------------------------------

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

K) FEDERAL INCOME TAXES No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2007 through the fiscal year end, the following Portfolios incurred net capital losses, and/or Section 988 currency losses for which each Portfolio intends to treat as having been incurred in the following fiscal year (in thousands):

--------------------------------
International Equity Index  $284
Diversified Growth         1,449
Balanced                   1,129
--------------------------------

At November 30, 2007, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

                               NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
          Amounts in thousands     2009         2010         2011
          -----------------------------------------------------------
          Small Company Growth   $10,746       $6,855      $    --
          Small Company Index         --          613       13,078
          Mid Cap Growth              --        2,514           --
          Focused Growth              --       25,942           --
          -----------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2007, the tax components of undistributed net investment income and realized gains were as follows:

                                              UNDISTRIBUTED
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth       $13,227     $28,058
               International Equity Index   4,185      21,207
               Small Company Index            934          --
               Focused Growth                 496          --
               Diversified Growth           1,589       2,806
               Equity Index                   404      69,663
               Balanced                     3,026       7,321
               -------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2007, was as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $2,084     $6,372
               International Equity Index   4,747     11,173
               Small Company Index            753         --
               Mid Cap Growth                  10         --
               Focused Growth                 500         --
               Diversified Growth             491      2,788
               Equity Index                13,503     36,107
               Balanced                     2,162      4,397
               -------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2006, was as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $2,100       $ --
               International Equity Index   2,218      2,798
               Small Company Index            755         --
               Focused Growth                 431         --
               Diversified Growth             991      2,852
               Equity Index                13,201     28,099
               Balanced                     3,860      4,782
               -------------------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 103 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued



3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2007, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2007, were as follows:

                                        ANNUAL     LESS  ADVISORY FEE
                                     ADVISORY FEE WAIVER AFTER WAIVER
          -----------------------------------------------------------
          International Growth          0.90%      0.10%        0.80%
          International Equity Index     0.25         --         0.25
          Small Company Growth           0.95       0.15         0.80
          Small Company Index            0.20         --         0.20
          Mid Cap Growth                 0.90       0.10         0.80
          Focused Growth                 0.85       0.10         0.75
          Diversified Growth             0.75       0.10         0.65
          Equity Index                   0.10         --         0.10
          Balanced                       0.60       0.10         0.50
          -----------------------------------------------------------

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2007, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               International Growth         $24       $--     $ 1
               International Equity Index    14        --       1
               Small Company Index            9        --      --
               Mid Cap Growth                 1        --      --
               Focused Growth                 9        --      --
               Diversified Growth             5        --       1
               Equity Index                  71        27       7
               Balanced                       8         5      --
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10 percent (0.15 percent in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio's average daily net assets (0.25 percent for the International Growth and International Equity Index Portfolios), NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement. In addition, NTI as co-administrator has voluntarily agreed to reimburse an additional 0.10 percent of the International Equity Index Portfolio's Other Operating Expenses.

The expenses reimbursed during the fiscal year ended November 30, 2007, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios, although the Trust's secretary also serves as legal counsel to the Trust and the Independent Trustees and receives legal fees from the Portfolios for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee fees" on the Statements of Assets and Liabilities. The Trustee's account

                EQUITY PORTFOLIOS 104 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


                                                              NOVEMBER 30, 2007


shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5. SHAREHOLDER SERVICING PLAN

The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2007, were as follows:

                   Amounts in thousands       CLASS C CLASS D
                   ------------------------------------------
                   International Growth         $--        $2
                   International Equity Index    --         1
                   Small Company Index           --         1
                   Focused Growth                --         1
                   Diversified Growth            --         1
                   Equity Index                  40        11
                   Balanced                       7         1
                   ------------------------------------------

6. INVESTMENT TRANSACTIONS

For the fiscal year ended November 30, 2007, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

                                       PURCHASES             SALES
                                  ------------------- -------------------
                                     U.S.                U.S.
       Amounts in thousands       GOVERNMENT  OTHER   GOVERNMENT  OTHER
       ------------------------------------------------------------------
       International Growth           $ --   $200,656     $ --   $203,581
       International Equity Index       --     99,091       --    106,810
       Small Company Growth             --      4,085       --      4,730
       Small Company Index              --     31,320       --     50,978
       Mid Cap Growth                   --     14,431       --     16,141
       Focused Growth                   --    132,724       --    141,177
       Diversified Growth               --     59,688       --     44,889
       Equity Index                     --    320,451       --    350,087
       Balanced                     47,373     75,601   55,178    130,920
       ------------------------------------------------------------------

At November 30, 2007, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                                     COST
                            UNREALIZED   UNREALIZED      NET       BASIS OF
    Amounts in thousands   APPRECIATION DEPRECIATION APPRECIATION SECURITIES
    ------------------------------------------------------------------------
    International Growth
     Portfolio               $41,344      $(3,746)     $37,598     $217,149
    International Equity
     Index Portfolio          18,024       (5,223)      12,801      135,245
    Small Company
     Growth Portfolio            276          (90)         186        3,177
    Small Company Index
     Portfolio                12,173       (8,509)       3,664      122,228
    Mid Cap Growth
     Portfolio                   548         (163)         385        7,034
    Focused Growth
     Portfolio                12,897         (604)      12,293       94,849
    Diversified Growth
     Portfolio                 6,588       (2,312)       4,276       63,116
    Equity Index Portfolio   166,285      (27,659)     138,626      687,457
    Balanced Portfolio         5,927       (1,947)       3,980       74,955
    ------------------------------------------------------------------------

7. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

                 Amounts in thousands       DOLLAR AMOUNT RATE
                 ----------------------------------------------
                 International Growth            $694     5.81%
                 International Equity Index       840     5.82%
                 Small Company Growth             100     5.79%
                 Mid Cap Growth                   210     5.78%
                 Focused Growth                   675     5.84%
                 Diversified Growth             1,240     5.80%
                 Equity Index                   1,100     5.82%
                 ----------------------------------------------

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 105 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued



8. CAPITAL SHARE TRANSACTIONS

Transactions in Class A shares for the fiscal year ended November 30, 2007, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
International Growth        4,379   $60,231        637       $8,153     (4,208) $(57,828)       808         $10,556
International Equity Index  7,292   106,967      1,085       15,032     (8,043)  (118,549)      334           3,450
Small Company Growth           22       253         --           --        (79)      (905)      (57)           (652)
Small Company Index         1,861    32,644         34          584     (2,894)   (53,014)     (999)        (19,786)
Mid Cap Growth                 22       287          1            8       (179)    (2,363)     (156)         (2,068)
Focused Growth                804    11,851         35          466     (1,689)   (23,864)     (850)        (11,547)
Diversified Growth          3,053    24,260        413        3,152     (1,256)    (9,769)    2,210          17,643
Equity Index               22,623   387,152      2,555       42,713    (23,369)  (402,669)    1,809          27,196
Balanced                    1,175    14,706        508        6,279     (6,675)   (82,796)   (4,992)        (61,811)
--------------------------------------------------------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
International Growth        3,046   $35,794        113       $1,213     (3,246)  $(37,220)      (87)          $(213)
International Equity Index  5,997    84,687        363        4,616     (7,302)   (99,572)     (942)        (10,269)
Small Company Growth           76       778         --           --       (624)    (6,405)     (548)         (5,627)
Small Company Index         2,803    47,344         31          470     (1,841)   (29,282)      993          18,532
Mid Cap Growth                 90     1,075         --           --     (1,023)   (12,422)     (933)        (11,347)
Focused Growth                929    11,714         21          259     (5,938)   (74,239)   (4,988)        (62,266)
Diversified Growth          1,584    12,107        489        3,694     (1,417)   (10,852)      656           4,949
Equity Index               12,545   200,163      2,397       37,454    (19,701)  (315,967)   (4,759)        (78,350)
Balanced                    1,310    15,996        558        6,790     (2,250)   (27,432)     (382)         (4,646)
--------------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2007, were as follows:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
--------------------------------------------------------------------------------------------------------------
   Mid Cap Growth       1        $20        --          $ --         --       $ --        1               $20
   Focused Growth       4         61        --            --         (3)       (46)       1                15
   Equity Index       191      3,265        94         1,568       (374)    (6,446)     (89)           (1,613)
   Balanced            89      1,116        22           264        (52)      (652)      59               728
--------------------------------------------------------------------------------------------------------------

                EQUITY PORTFOLIOS 106 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


                                                              NOVEMBER 30, 2007



Transactions in Class C shares for the fiscal year ended November 30, 2006, were as follows:

                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS     NET         NET
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES DECREASE    DECREASE
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
   Mid Cap Growth      99     $1,149        --          $ --       (561)   $(6,397)    (462)        $(5,248)
   Focused Growth       5         62        --            --       (634)     (7,826)   (629)          (7,764)
   Equity Index       190      3,060        77         1,195       (280)     (4,424)    (13)            (169)
   Balanced            54        657        23           282        (94)     (1,153)    (17)            (214)
-------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2007, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
International Growth         11          $159      1           $5        (10)     $(139)        2               $25
International Equity Index   38           553      1           12         (2)       (28)       37               537
Small Company Growth         --            --     --           --         (1)        (9)       (1)               (9)
Small Company Index          --             1     --           --         (3)       (54)       (3)              (53)
Mid Cap Growth               --            --     --           --         (1)       (11)       (1)              (11)
Focused Growth                1             8     --           --         (3)       (33)       (2)              (25)
Diversified Growth           64           480      2           15        (33)      (252)       33               243
Equity Index                  8           131     13          223        (43)      (729)      (22)             (375)
Balanced                      1            12      1            8        (13)      (167)      (11)             (147)
--------------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
International Growth          4       $43         --           $1          (8)      $(89)       (4)            $(45)
International Equity Index   --         1         --            3          --         --        --                4
Small Company Growth         --        --         --           --          --         (5)       --               (5)
Small Company Index           2        25         --            1         (13)      (198)      (11)            (172)
Mid Cap Growth                1        20         --           --         (11)      (133)      (10)            (113)
Focused Growth                2        22         --           --         (11)      (127)       (9)            (105)
Diversified Growth           12        88          2           14          (6)       (42)        8               60
Equity Index                 51       799         25          386        (462)    (7,246)     (386)          (6,061)
Balanced                      2        30          1           12          (3)       (39)       --                3
--------------------------------------------------------------------------------------------------------------------

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 107 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


NOTES TO THE FINANCIAL STATEMENTS continued                   NOVEMBER 30, 2007



9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

Recent SEC guidance allows implementing FIN 48 in the Portfolio NAV calculation as late as the Portfolio's last NAV calculation in the first semiannual financial statement reporting period. As a result, the Portfolios will reflect implementation of FIN 48 in their semiannual report on May 31, 2008.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statements and financial disclosures, if any.

                EQUITY PORTFOLIOS 108 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Northern Institutional Funds Shareholders and Board of Trustees:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios, comprising the Equity Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2007 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios at November 30, 2007, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2008

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 109 EQUITY PORTFOLIOS

TAX INFORMATION                                   NOVEMBER 30, 2007 (UNAUDITED)


CAPITAL GAIN DISTRIBUTION - The following Portfolios made capital gain distributions in December 2007, and hereby designate these long-term capital gain distributions as follows (in thousands):

                                                LONG-TERM
                                               CAPITAL GAIN
                                               ------------
                    PORTFOLIO                  20%    15%
                    ---------------------------------------
                    International Growth       $ -- $28,058
                    International Equity Index   --  21,207
                    Diversified Growth           --   2,806
                    Equity Index                 --  69,663
                    Balanced                     --   7,321

CORPORATE DIVIDENDS-RECEIVED DEDUCTION - A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                           CORPORATE DRD
                       PORTFOLIO            PERCENTAGE
                       ---------------------------------
                       Small Company Index    54.38%
                       Focused Growth         76.25%
                       Diversified Growth     28.00%
                       Equity Index           93.17%
                       Balanced               14.12%
                       ---------------------------------

QUALIFIED DIVIDEND INCOME - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2007 are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2007:

                                            QUALIFIED DIVIDEND
                 PORTFOLIO                      PERCENTAGE
                 ---------------------------------------------
                 International Growth             22.39%
                 International Equity Index       77.37%
                 Small Company Index              41.05%
                 Focused Growth                   75.75%
                 Diversified Growth               15.13%
                 Equity Index                     82.64%
                 Balanced                         10.87%
                 ---------------------------------------------

FOREIGN TAX CREDIT - The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

                   PORTFOLIO                   TAXES  INCOME
                   ------------------------------------------
                   International Growth       $0.0232 $0.4159
                   International Equity Index  0.0367  0.9036

                EQUITY PORTFOLIOS 110 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

                                                              EQUITY PORTFOLIOS


FUND EXPENSES                                     NOVEMBER 30, 2007 (UNAUDITED)


As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2007, through November 30, 2007.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/07 - 11/30/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 102), if any, in the International Growth and International Equity Index Portfolios. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

INTERNATIONAL GROWTH

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        1.06%  $1,000.00 $1,054.80  $5.46
               Hypothetical  1.06%  $1,000.00 $1,019.75  $5.37**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        1.45%  $1,000.00 $1,052.60  $7.46
               Hypothetical  1.45%  $1,000.00 $1,017.80  $7.33**
               -------------------------------------------------

INTERNATIONAL EQUITY INDEX

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.41%  $1,000.00 $1,024.10  $2.08
               Hypothetical  0.41%  $1,000.00 $1,023.01  $2.08**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.80%  $1,000.00 $1,023.50  $4.06
               Hypothetical  0.80%  $1,000.00 $1,021.06  $4.05**
               -------------------------------------------------

SMALL COMPANY GROWTH

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.92%  $1,000.00 $  988.30  $4.59
               Hypothetical  0.92%  $1,000.00 $1,020.46  $4.66**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        1.31%  $1,000.00 $  985.50  $6.52
               Hypothetical  1.31%  $1,000.00 $1,018.50  $6.63**
               -------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses. .

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 111 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


FUND EXPENSES continued                           NOVEMBER 30, 2007 (UNAUDITED)



SMALL COMPANY INDEX

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.31%  $1,000.00 $  913.00  $1.49
               Hypothetical  0.31%  $1,000.00 $1,023.51  $1.57**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.70%  $1,000.00 $  911.30  $3.35
               Hypothetical  0.70%  $1,000.00 $1,021.56  $3.55**
               -------------------------------------------------

MID CAP GROWTH

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.91%  $1,000.00 $1,058.30  $4.70
               Hypothetical  0.91%  $1,000.00 $1,020.51  $4.61**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        1.15%  $1,000.00 $1,057.10  $5.93
               Hypothetical  1.15%  $1,000.00 $1,019.30  $5.82**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        1.30%  $1,000.00 $1,056.90  $6.70
               Hypothetical  1.30%  $1,000.00 $1,018.55  $6.58**
               -------------------------------------------------

FOCUSED GROWTH

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.86%  $1,000.00 $1,068.80  $4.46
               Hypothetical  0.86%  $1,000.00 $1,020.76  $4.36**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        1.10%  $1,000.00 $1,067.10  $5.70
               Hypothetical  1.10%  $1,000.00 $1,019.55  $5.57**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        1.25%  $1,000.00 $1,064.90  $6.47
               Hypothetical  1.25%  $1,000.00 $1,018.80  $6.33**
               -------------------------------------------------

DIVERSIFIED GROWTH

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.76%  $1,000.00 $  968.60  $3.75
               Hypothetical  0.76%  $1,000.00 $1,021.26  $3.85**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        1.15%  $1,000.00 $  967.00  $5.67
               Hypothetical  1.15%  $1,000.00 $1,019.30  $5.82**
               -------------------------------------------------

EQUITY INDEX

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.21%  $1,000.00 $  976.00  $1.04
               Hypothetical  0.21%  $1,000.00 $1,024.02  $1.07**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        0.45%  $1,000.00 $  975.20  $2.23
               Hypothetical  0.45%  $1,000.00 $1,022.81  $2.28**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        0.60%  $1,000.00 $  974.40  $2.97
               Hypothetical  0.60%  $1,000.00 $1,022.06  $3.04**
               -------------------------------------------------

BALANCED

                                    BEGINNING  ENDING   EXPENSES
                                     ACCOUNT  ACCOUNT    PAID*
                            EXPENSE   VALUE    VALUE    6/1/07 -
               CLASS A       RATIO   6/1/07   11/30/07  11/30/07
               -------------------------------------------------
               Actual        0.61%  $1,000.00 $  986.40  $3.04
               Hypothetical  0.61%  $1,000.00 $1,022.01  $3.09**
               -------------------------------------------------
               CLASS C
               -------------------------------------------------
               Actual        0.85%  $1,000.00 $  985.20  $4.23
               Hypothetical  0.85%  $1,000.00 $1,020.81  $4.31**
               -------------------------------------------------
               CLASS D
               -------------------------------------------------
               Actual        1.00%  $1,000.00 $  984.60  $4.98
               Hypothetical  1.00%  $1,000.00 $1,020.05  $5.06**
               -------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5% per year before expenses. .

                EQUITY PORTFOLIOS 112 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


TRUSTEES AND OFFICERS                                         NOVEMBER 30, 2007


Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 60 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 38 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL    PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/        FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------

  William L. Bax          . Managing Partner of               .Andrew Corporation (a
  Age: 64                   PricewaterhouseCoopers - Chicago   manufacturer of radio
  Trustee since 2005        (an accounting firm) from 1997     frequency equipment);
                            to 2003;                          .Arthur J. Gallagher & Co.
                          . Director of Big Shoulders Fund     (an insurance brokerage
                            since 1997;                        company).
                          . Director of Children's Memorial
                            Hospital since 1997;
                          . Trustee of DePaul University
                            since 1998;
                          . Director of Andrew Corporation
                            since 2006;
                          . Director of Arthur J. Gallagher
                            & Co. since 2006;
                          . Director of Sears Roebuck & Co.
                            (a retail company) from 2003 to
                            2005.
-------------------------------------------------------------------------------------------

  Richard G. Cline/(3)/   . Chairman and President of         .PepsiAmericas (a soft drink
  Age: 72                   Hawthorne Investors, Inc. (a       bottling company);
  Chairman since 2002;      management advisory services and  .Ryerson Inc. (a metals
  Trustee since 2000        private investment company)        distribution company).
                            since 1996;
                          . Managing Member of Hawthorne
                            Investments, LLC (a private
                            investment company) since 2001;
                          . Managing Member of Hawthorne
                            Investments II, LLC (a private
                            investment company) since 2004;
                          . Director of Colorado Banking
                            Co., Inc. since 2006.
-------------------------------------------------------------------------------------------

  Edward J. Condon, Jr.   . Chairman and CEO of The Paradigm  .None
  Age: 67                   Group, Ltd. (a financial
  Trustee since 2000        adviser) since 1993;
                          . Principal and Co-Founder of
                            Paradigm Capital, Ltd. since
                            1996;
                          . Senior Partner of NewEllis
                            Ventures since 2001;
                          . Member of the Board of Managers
                            of The Liberty Hampshire
                            Company, LLC (a receivable
                            securitization company) from
                            1996 to 2001;
                          . Director of Financial Pacific
                            Company (a small business
                            leasing company) from 1998 to
                            2004;
                          . Member and Director of the
                            Illinois Venture Capital
                            Association since 2001;
                          . Trustee at Dominican University
                            from 1996 to 2005;
                          . Member of the Board of Directors
                            of the Chicago Children's Museum
                            since 2001;
                          . Member of the Board of Governors
                            of the Metropolitan Club since
                            2003;
                          . Member of the Advisory Board of
                            AAVIN Equity Partners since 2005;
                          . Chairman of the Nominating
                            Committee of Girl Scouts of
                            Chicago from 1993 to 2003;
                          . Member of the National Advisory
                            Board of National Domestic
                            Violence Hotline since 2005;
                          . Member of the Board of Directors
                            at LightBridge Healthcare
                            Research Inc. since 2006.
-------------------------------------------------------------------------------------------

  Sharon Gist Gilliam     . CEO of Chicago Housing Authority  .None
  Age: 64                   since 2006;
  Trustee since 2001      . Executive Vice President of
                            Unison-Maximus, Inc. (an
                            aviation and governmental
                            consulting company) from 1989 to
                            2005;
                          . Principal/Officer/Director, UCG
                            Associates, Inc. (an aviation
                            consulting firm) from 2005 to
                            2006.
-------------------------------------------------------------------------------------------


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 113 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


TRUSTEES AND OFFICERS continued


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Sandra Polk Guthman            . CEO of Polk Bros. Foundation (an  .None
Age: 63                          Illinois
Trustee since 2000               not-for-profit corporation)
                                 since 1993;
                               . Director of MBIA Insurance Corp.
                                 of Illinois (a municipal
                                 bond insurance company) since
                                 1994.
---------------------------------------------------------------------------------------------------

Michael E. Murphy              . President of Sara Lee Foundation  .Coach, Inc.;
Age: 71                          (philanthropic                    .GATX Corporation (a railcar
Trustee since 1998               organization) from 1997 to 2001.   leasing and financial services
                                                                    company).
---------------------------------------------------------------------------------------------------

Richard P. Strubel/(3)/        . Vice Chairman and Director of     .Gildan Activewear, Inc. (an
Age: 68                          Cardean Learning Group (formerly   athletic clothing marketing
Trustee since 2000               UNext, Inc.) (a provider of        and manufacturing
                                 educational services via the       company);
                                 Internet) since 2003;             .Goldman Sachs Mutual Fund
                               . President, Chief Operating         Complex (97 portfolios);
                                 Officer and Director of UNext,    .Goldman Sachs Closed-End
                                 Inc. from 1999 to 2003.            Funds (2 portfolios).
INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        .None
Age: 50                          Sidley Austin, LLP.
Trustee since 1998
---------------------------------------------------------------------------------------------------

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Mr. Cline, Chairman of the Board of Northern Institutional Funds, retired from the Board pursuant to the retirement provisions of Northern Institutional Funds' by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel became Chairman of the Board of Northern Institutional Funds.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

                EQUITY PORTFOLIOS 114 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS


                                                              NOVEMBER 30, 2007

OFFICERS OF THE TRUST/(1)/
NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL              PRINCIPAL OCCUPATIONS DURING PAST
FUNDS OFFICER                       FIVE YEARS
-----------------------------------------------------------------------

Lloyd A. Wennlund                   . Executive Vice President since
Age: 50                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989;
                                      Director, Northern Trust Global
                                      Advisors, Inc.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 46                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------

Susan J. Hill                       . Chief Compliance Officer of
Age: 51                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------

Debra A. Mairs                      . Vice President and Director of
Age: 45                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A.; Vice
Chicago, IL 60603                     President, Director of
Anti-Money Laundering                 Compliance and CCO of Northern
Compliance Officer since 2006         Trust Securities, Inc. since
                                      2006; Vice President of Northern
                                      Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------

Brian P. Ovaert                     . Executive Vice President and
Age: 46                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------

Randal Rein                         . Vice President of Fund
Age: 37                               Administration of The Northern
50 South LaSalle Street               Trust Company since 2007; Second
Chicago, IL 60603                     Vice President of Fund
Assistant Treasurer since 2007        Administration of The Northern
                                      Trust Company from 2002 to 2007;
                                      Manager of Fund Administration
                                      of The Northern Trust Company
                                      from 2001 to 2002.
-----------------------------------------------------------------------

Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 56                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP, from 1994 to
Philadelphia, PA 19103-6996           2002.
Secretary since 2006
-----------------------------------------------------------------------

Linda J. Hoard, Esq.                . Senior Counsel and Senior Vice
Age: 60                               President at PFPC Inc. since
99 High Street, 27th Floor            1998.
Boston, MA 02110
Assistant Secretary since 1999
-----------------------------------------------------------------------

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 115 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS


FOR MORE INFORMATION


PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

                EQUITY PORTFOLIOS 116 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        LIQUID ASSETS PORTFOLIO


TABLE OF CONTENTS



 2  PORTFOLIO MANAGEMENT COMMENTARY

 3  STATEMENT OF ASSETS AND LIABILITIES

 4  STATEMENT OF OPERATIONS

 5  STATEMENT OF CHANGES IN NET ASSETS

 6  FINANCIAL HIGHLIGHTS

 7  SCHEDULE OF INVESTMENTS

12  ABBREVIATIONS AND OTHER INFORMATION

13  NOTES TO THE FINANCIAL STATEMENTS

16  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

17  FUND EXPENSES

18  TRUSTEES AND OFFICERS

21  FOR MORE INFORMATION

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

                          ---------------------------

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED

--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO




PORTFOLIO MANAGEMENT COMMENTARY                    PETER YI - Portfolio Manager

During the 12-month period ended November 30, 2007, financial markets continued to sustain losses stemming from lenient lending standards in the subprime mortgage sector, and favorable economic data was often overshadowed. As a result, market participants witnessed a significant credit deterioration and an unprecedented liquidity squeeze. In addition, the failure of two highly leveraged Bear Stearns hedge funds and the halting of redemptions for three BNP Paribas investment funds caused credit spreads to widen, prompting a flight to quality into Treasury instruments. The tighter credit environment caused central banks to inject additional liquidity into the financial system and provide emergency funding to banks. Departures by the chief executives of Merrill Lynch and Citigroup -- coupled with massive write-downs of subprime mortgages and CDOs -- created further market uncertainty. Acknowledging the deterioration in financial market conditions, the Federal Reserve lowered the overnight federal funds rate 75 basis points and the discount rate 125 basis points.

For its most recent fiscal year ended November 30, 2007, the Portfolio posted a 5.34% return, compared with the 4.98% return of the iMoneyNet(TM) First Tier Institutional category, a composite of professionally managed money market investments with similar investment objectives. As of November 30, 2007, the Portfolio's 7-day current yield was 4.83.

We targeted a neutral to above-average duration for the Liquid Assets Portfolio throughout the 12-month period, adjusting duration from time to time based on our interest rate expectations as well as market conditions. In light of the heightened uncertainty surrounding the credit markets, principal and liquidity preservation have been our primary concerns.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ended 11/30/07. In the absence of fee waivers, the Current 7-Day Yield for the Liquid Assets Portfolio would have been 4.56% as of 11/30/07.

Investment in the Portfolio is not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 2   LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2007

                                                                        LIQUID
                                                                        ASSETS
Amounts in thousands, except per share data                           PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at amortized cost                                        $2,493,677
Repurchase agreements, at cost which approximates fair value             319,615
Cash                                                                         143
Interest income receivable                                                15,870
Receivable from affiliated administrator                                      21
Prepaid and other assets                                                      21
Total Assets                                                           2,829,347
--------------------------------------------------------------------------------
LIABILITIES:
Payable for securities purchased                                          20,000
Payable for fund shares redeemed                                               4
Distributions payable to shareholders                                     11,009
Accrued co-administration fees                                               227
Trustee fees                                                                  10
Accrued other liabilities                                                     29
Total Liabilities                                                         31,279
--------------------------------------------------------------------------------
Net Assets                                                            $2,798,068
--------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                                         $2,798,068
Accumulated undistributed net investment income                               --
Accumulated realized gain                                                     --
Net Assets                                                            $2,798,068
--------------------------------------------------------------------------------
Total Shares Outstanding (no par value, unlimited shares authorized)   2,798,068
Net Asset Value, Redemption and Offering Price Per Share              $     1.00
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS              FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2007

                                                                        LIQUID
                                                                        ASSETS
Amounts in thousands                                                  PORTFOLIO
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                        $140,702
EXPENSES:
Investment advisory fees                                                  6,624
Co-administration fees                                                    2,649
Custody and accounting fees                                                 319
Transfer agent fees                                                           1
Printing fees                                                                 4
Professional fees                                                            82
Trustee fees and expenses                                                    52
Other                                                                        88
--------------------------------------------------------------------------------
Total Expenses                                                            9,819
   Less voluntary waivers of:
      Investment advisory fees                                           (6,624)
      Custody fees                                                         (194)
      Transfer agent fees                                                    (1)
   Less expenses reimbursed by administrator                               (224)
   Less custodian credits                                                  (125)
   Net Expenses                                                           2,651
--------------------------------------------------------------------------------
Net Investment Income                                                   138,051
--------------------------------------------------------------------------------
NET REALIZED GAIN:
Net realized gain on investments                                             --
--------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                   $138,051
--------------------------------------------------------------------------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 4 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS       FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                     LIQUID
                                                                                     ASSETS
                                                                                   PORTFOLIO
AMOUNTS IN THOUSANDS                                                          2007          2006
----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                     $  138,051     $  120,108
Net realized gain on investment transactions                                      --              8
   Net Increase in Net Assets Resulting from Operations                      138,051        120,116
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:/(1)/
Net increase in net assets resulting from capital share transactions         370,789        122,117
   Net Increase in Net Assets Resulting from Capital Share Transactions      370,789        122,117
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID:
From net investment income                                                  (138,051)      (120,118)
   Total Distributions Paid                                                 (138,051)      (120,118)
----------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                                 370,789        122,115
NET ASSETS:
Beginning of year                                                          2,427,279      2,305,164
End of year                                                               $2,798,068     $2,427,279
----------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment Income                           $       --     $       --
----------------------------------------------------------------------------------------------------

(1)  The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS                     FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                                  LIQUID ASSETS PORTFOLIO

SELECTED PER SHARE DATA                                          2007         2006         2005         2004         2003
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                               0.05         0.05         0.03         0.01         0.01
   Total from Investment Operations                                 0.05         0.05         0.03         0.01         0.01
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.05)       (0.05)       (0.03)       (0.01)       (0.01)
      Total Distributions Paid                                     (0.05)       (0.05)       (0.03)       (0.01)       (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
-----------------------------------------------------------------------------------------------------------------------------
Total Return/(1)/                                                   5.34%        4.95%        3.07%        1.24%        1.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $2,798,068   $2,427,279   $2,305,164   $2,066,719   $1,301,935
Ratio to average net assets of:
      Expenses, net of waivers, reimbursements and credits          0.10%        0.10%        0.10%        0.10%        0.10%
      Expenses, before waivers, reimbursements and credits          0.37%        0.37%        0.37%        0.37%        0.37%
      Net investment income, net of waivers, reimbursements
         and credits                                                5.21%        4.88%        3.04%        1.26%        1.13%
      Net investment income, before waivers, reimbursements
         and credits                                                4.94%        4.61%        2.77%        0.99%        0.86%
-----------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 6 LIQUID ASSETS PORTFOLIO

                                                        SCHEDULE OF INVESTMENTS


LIQUID ASSETS PORTFOLIO                                       NOVEMBER 30, 2007



                                        PRINCIPAL
                                         AMOUNT   VALUE
                                         (000S)   (000S)
ASSET-BACKED NOTES - 4.1%
Auto Receivables - 0.3%
  Ford Credit Auto Owner Trust,
   Series 2007-A, Class A1, /(1)/
   5.35%, 7/15/08                          $7,755  $7,755
  Wachovia Auto Loan Owner Trust,
   Series 2007-1, Class A1,
   5.34%, 6/20/08                             713     713
---------------------------------------------------------
                                                    8,468
---------------------------------------------------------
International Receivables - 2.0%
  Arkle Master Issuer PLC, FRN,
   Series 2007-1A, Class 1A, /(1)/
   4.67%, 12/17/07                         10,000  10,000
  Holmes Master Issuer PLC, FRN,
   Series 2007-1, Class 1A1,
   4.63%, 12/17/07                          7,000   7,000
  Interstar Millennium Trust, FRN,
   Series 2006-2GA, Class A1, /(1)/
   4.81%, 12/27/07                         11,501  11,501
  Paragon Mortgages PLC, FRN,
   Series 12A, Class A1, /(1)/
   4.64%, 12/17/07                          9,018   9,018
  Paragon Mortgages PLC, FRN,
   Series 14A, Class A1, /(1)/
   4.65%, 12/17/07                          9,772   9,772
  Westpac Securization Trust, FRN,
   Series 2007-1G, Class A1, /(1)/
   4.95%, 2/21/08                           7,779   7,779
---------------------------------------------------------
                                                   55,070
---------------------------------------------------------
Collateralized Loan Obligations - 1.8%
  Shiprock Finance SF1, FRN,
   Series 2007-2A, Class A, /(1)/
   5.15%, 1/25/08                          50,000  50,000
---------------------------------------------------------
Total Asset-Backed Notes
---------------------------------------------------------
(Cost $113,538)                                   113,538
---------------------------------------------------------
---------------------------------------------------------
CERTIFICATES OF DEPOSIT - 23.1%
Domestic Depository Institutions - 2.3%
  Bank of America, New York,
   5.41%, 3/10/08                          10,000  10,000
  Citibank, New York,
   5.53%, 12/12/07                         15,000  15,000
   4.94%, 1/18/08                          10,000  10,000
  HSBC Bank USA,
   4.93%, 7/9/08                           10,000  10,000
  State Street Bank, Boston,
   5.08%, 12/11/07                         20,000  20,000
---------------------------------------------------------
                                                   65,000
---------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT   VALUE
                                                    (000S)   (000S)
CERTIFICATES OF DEPOSIT - 23.1% - continued
Foreign Depository Institutions - 20.8%
  ABN AMRO Bank, London Branch,
   5.10%, 1/22/08                                    $20,000 $20,000
   5.07%, 1/23/08                                     12,000  12,000
   5.32%, 5/27/08                                      5,000   5,000
  Australia and New Zealand Bank, New York,
   4.90%, 4/3/08                                      10,000  10,000
  Bank of Montreal, Chicago Branch, FRCD,
   4.64%, 12/1/07                                     20,000  20,000
  Bank of Nova Scotia, FRCD,
   4.77%, 12/31/07                                    10,000  10,000
  Bank of Scotland, New York Branch,
   5.35%, 6/4/08                                      10,000  10,000
   4.60%, 7/29/08                                     10,000  10,000
  Barclays Bank, New York Branch,
   5.16%, 4/3/08                                      10,000  10,000
   5.36%, 4/16/08                                     10,000  10,000
   5.30%, 5/22/08                                     10,000  10,000
   4.77%, 7/25/08                                     10,000  10,000
  BNP Paribas, S.A., London Branch,
   5.31%, 2/22/08                                     10,000  10,000
  CALYON, New York Branch,
   4.62%, 12/1/07, FRCD                               15,000  14,999
   4.95%, 1/22/08                                     10,000  10,000
  Canadian Imperial Bank of Commerce,
   New York Branch, FRCD,
   4.64%, 12/1/07                                     25,000  25,000
  Commonwealth Bank of Australia,
   5.10%, 12/27/07                                    15,000  15,000
   5.15%, 1/7/08                                      10,000  10,000
  Credit Agricole SA, London Branch,
   5.30%, 12/20/07                                    10,000  10,000
   5.30%, 2/7/08                                       7,000   7,000
   4.91%, 10/9/08                                      5,000   5,000
  Credit Suisse First Boston, New York Branch,
   5.30%, 1/14/08                                      5,000   5,000
   5.33%, 1/16/08                                      5,000   5,000
  Depfa Bank PLC, New York,
   4.96%, 1/28/08                                     10,000  10,000
  Deutsche Bank, London Branch,
   4.66%, 12/1/07, FRCD                                8,000   8,000
  Deutsche Bank, New York Branch,
   4.91%, 1/22/08                                     15,000  15,000
  Intesa San Paolo Spa, London Branch,
   4.78%, 2/6/08                                      25,000  25,000
  KBC Bank,
   4.75%, 1/7/08                                      15,000  15,000
  Lloyds Bank, New York Branch,
   5.30%, 2/22/08                                      5,000   5,000
   4.90%, 7/9/08                                      10,000  10,000
  National Australia Bank, London Branch,
   5.40%, 6/12/08                                      5,000   5,000
  National Bank of Canada, New York Branch, FRCD,
   4.67%, 12/3/07                                     10,000   9,999

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7   LIQUID ASSETS PORTFOLIO

                                                        SCHEDULE OF INVESTMENTS


LIQUID ASSETS PORTFOLIO continued                             NOVEMBER 30, 2007


                                                 PRINCIPAL
                                                  AMOUNT   VALUE
                                                  (000S)   (000S)
CERTIFICATES OF DEPOSIT - 23.1% - continued
Foreign Depository Institutions - 20.8% - continued
  Nordea Bank Finland, New York Branch,
   5.26%, 4/11/08                                  $10,000 $10,000
   5.29%, 5/22/08                                   10,000   9,999
  Rabobank Nederland, New York Branch,
   4.90%, 12/20/07                                  10,000  10,000
   4.90%, 12/28/07                                  20,000  20,000
  Royal Bank of Canada, New York Branch,
   4.81%, 2/8/08                                    15,000  15,000
   4.90%, 4/3/08                                    10,000  10,000
  Royal Bank of Scotland, London Branch,
   5.70%, 12/10/07                                  10,000  10,000
  Royal Bank of Scotland, New York Branch,
   4.60%, 12/7/07, FRCD                              5,000   5,000
   5.28%, 1/11/08                                    5,000   5,000
   5.29%, 2/11/08                                    5,000   5,000
  Skandinaviska Enskilda Banken,
   5.14%, 1/17/08                                   15,000  15,000
   4.76%, 2/1/08                                    15,000  15,000
  Societe Generale, London Branch,
   5.30%, 1/3/08                                     5,000   5,000
  Societe Generale, New York Branch,
   4.64%, 12/1/07, FRCD                             20,000  20,000
   4.83%, 1/29/08                                   15,000  15,000
  Svenska Handelsbanken, Inc., New York Branch,
   5.10%, 1/22/08                                   15,000  15,000
  UBS AG, Stamford Branch,
   5.44%, 12/14/07                                  20,000  20,000
   5.25%, 4/10/08                                    5,000   5,000
  Westpac Banking Corp.,
   4.72%, 2/1/08                                    15,000  15,000
------------------------------------------------------------------
                                                           581,997
------------------------------------------------------------------
Total Certificates of Deposit
------------------------------------------------------------------
(Cost $646,997)                                            646,997
------------------------------------------------------------------
------------------------------------------------------------------
COMMERCIAL PAPER - 12.3%
Bank Holding Companies - 1.1%
  Bank of America Co.,
   5.29%, 3/4/08                                    10,000   9,862
  JPMorgan and Co.,
   5.03%, 1/15/08                                   20,000  19,874
------------------------------------------------------------------
                                                            29,736
------------------------------------------------------------------
Credit Arbitrage - 2.5%
  Cancara Asset Securitization, Ltd.,
   5.65%, 1/4/08                                    20,000  19,893
  Grampian Funding Ltd.,
   4.80%, 2/6/08                                    20,000  19,822
  Surrey Funding Corp.,
   4.85%, 12/3/07                                   30,000  29,992
------------------------------------------------------------------
                                                            69,707
------------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT   VALUE
                                          (000S)   (000S)
COMMERCIAL PAPER - 12.3% - continued
Electronic and Other Electronic Compenents - 0.5%
  General Electric Co.,
   4.94%, 12/31/07                         $15,000 $14,938
----------------------------------------------------------
Multi-Seller Conduits - 5.8%
  Cedar Springs Capital Co.,
   5.50%, 12/3/07                           25,000  24,992
  Crown Point Capital Co., FRCP,
   5.62%, 12/5/07                           10,000  10,000
  George Street Finance LLC, /(1)/
   5.17%, 1/14/08                            8,424   8,371
  Legacy Capital LLC, /(1)/
   5.30%, 12/3/07                           30,000  29,991
  Lexington Parker Capital, FRCP,
   5.19%, 1/7/08                            30,000  29,999
  Versailles,
   4.80%, 12/3/07                           20,000  19,995
  Versailles CDS LLC, /(1)
   /5.15%, 12/3/07                          40,000  39,988
----------------------------------------------------------
                                                   163,336
----------------------------------------------------------
Non-Depository Personal Credit - 1.9%
  General Electric Capital Corp.,
   4.75%, 12/3/07                            7,000   6,998
   5.15%, 3/11/08                           25,000  24,639
   4.76%, 7/1/08                            10,000   9,718
   4.61%, 7/15/08                           12,000  11,651
----------------------------------------------------------
                                                    53,006
----------------------------------------------------------
Single-Seller Conduits - 0.5%
  Aquifer Funding LLC,
   5.32%, 2/8/08                            15,000  14,847
----------------------------------------------------------
Total Commercial Paper
----------------------------------------------------------
(Cost $345,570)                                    345,570
----------------------------------------------------------
----------------------------------------------------------
CORPORATE NOTES/BONDS - 21.3%
Bank Holding Companies - 0.5%
  Citigroup Funding, Inc., FRN,
   4.88%, 2/13/08                           10,000  10,000
  HSBC U.S.A., Inc., FRN,
   4.66%, 12/17/07                           5,000   5,000
----------------------------------------------------------
                                                    15,000
----------------------------------------------------------
Chemicals and Allied Products - 0.4%
  BASF Finance Europe, NV, FRN, /(1)/
   5.17%, 1/22/08                           10,000  10,000
----------------------------------------------------------
Domestic Depository Institutions - 1.8%
  American Express Centurion Bank, FRN,
   4.69%, 12/18/07                          10,000  10,000
  Marshall & Ilsley Bank, MTN,
   5.16%, 12/17/07                          10,000   9,999
  National City Bank, FRN,
   4.66%, 12/1/07                           20,000  20,000
   5.04%, 1/25/08                           10,000  10,000
----------------------------------------------------------
                                                    49,999
----------------------------------------------------------

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8   LIQUID ASSETS PORTFOLIO

                                                        SCHEDULE OF INVESTMENTS


LIQUID ASSETS PORTFOLIO continued                             NOVEMBER 30, 2007



                                               PRINCIPAL
                                                AMOUNT   VALUE
                                                (000S)   (000S)
CORPORATE NOTES/BONDS - 21.3% - continued
Electric Services - 0.4%
  National Rural Utilities Cooperative, FRN,
   4.67%, 12/4/07                                $10,000 $10,000
----------------------------------------------------------------
Foreign Depository Institutions - 4.3%
  Allied Irish Banks PLC, FRN, /(1)/
   4.67%, 12/19/07                                 5,000   5,000
  Australia and New Zealand Banking Group,
   FRN, /(1)/
   5.64%, 12/5/07                                 15,000  15,000
   4.80%, 12/24/07                                 3,000   3,000
  Bank of Nova Scotia, FRN,
   4.75%, 12/31/07                                20,000  19,995
  Credit Agricole, London Branch, FRN, /(1)/
   5.18%, 12/24/07                                 5,000   5,000
  Danske Bank, FRN, /(1)/
   4.71%, 12/20/07                                 5,000   5,000
  Nordea Bank Finland, New York, FRN, /(1)/
   4.68%, 12/11/07                                14,000  14,000
  Royal Bank of Canada, FRN,
   4.72%, 12/10/07                                15,000  15,000
  Royal Bank of Scotland PLC, FRN, /(1)/
   4.78%, 12/21/07                                15,000  15,000
  UBS AG, Stamford, FRN,
   4.63%, 12/17/07                                10,000  10,000
  Westpac Banking Corp., FRN,
   5.79%, 12/11/07                                10,000  10,000
  Westpac Banking Corp., New York, FRN, /(1)
   /4.66%, 12/6/07                                 5,000   5,000
----------------------------------------------------------------
                                                         121,995
----------------------------------------------------------------
Insurance Carriers - 2.1%
  Allstate Life Global Funding II, FRN, /(1)/
   4.73%, 12/17/07                                10,000  10,000
  Genworth Global Funding, FRN, /(1)/
   4.65%, 12/11/07                                10,000  10,000
  ING Verzekeringen NV, FRN, /(1)/
   4.66%, 12/4/07                                 20,000  20,000
  MET Life Global Funding I, FRN, /(1)/
   4.75%, 12/17/07                                10,000  10,000
   4.77%, 12/24/07                                10,000  10,000
----------------------------------------------------------------
                                                          60,000
----------------------------------------------------------------
Non-Depository Business Credit - 0.9%
  CIT Group, Inc., FRN,
   5.23%, 1/18/08                                 25,000  25,000
----------------------------------------------------------------
Non-Depository Personal Credit - 2.3%
  American Express Bank, FSB, FRN,
   4.67%, 12/7/07                                 10,000  10,001
  General Electric Capital Corp., FRN,
   4.81%, 12/24/07                                18,000  18,000
   5.29%, 1/15/08                                 10,000  10,001
  HSBC Finance Corp., FRN,
   4.69%, 12/6/07                                  2,000   2,000
   4.84%, 12/24/07                                25,000  25,000
----------------------------------------------------------------
                                                          65,002
----------------------------------------------------------------

                                         PRINCIPAL
                                          AMOUNT   VALUE
                                          (000S)   (000S)
CORPORATE NOTES/BONDS - 21.3% - continued
Paper and Allied Products - 0.2%
  Kimberly-Clark, /(1)/
   5.26%, 12/19/07                          $5,000  $5,000
----------------------------------------------------------
Security and Commodity Brokers - 1.6%
  Goldman Sachs Group LP, FRN,
   4.79%, 12/1/07                            5,000   5,000
   5.08%, 1/25/08 /(1)/                      7,000   7,000
  Merrill Lynch & Co., FRN,
   4.83%, 12/18/07                          10,000  10,000
   4.98%, 2/22/08                           10,000  10,000
  Morgan Stanley, FRN,
   4.88%, 12/27/07                          12,000  12,000
----------------------------------------------------------
                                                    44,000
----------------------------------------------------------
Structured Investment Vehicles - 6.8%
  Asscher Finance Corp., FRN, /(1)/
   5.17%, 12/27/07                           5,000   5,000
  CC USA, Inc., FRN, /(1)/
   4.79%, 12/27/07                          10,000  10,000
   4.91%, 2/20/08                           10,000   9,999
  Cullinan Finance Corp., /(1)/
   4.76%, 12/28/07, FRN                     10,000  10,000
   5.20%, 1/8/08, FRN                        5,000   5,000
   5.05%, 1/25/08, FRN                      10,000   9,999
   5.01%, 2/26/08, FRN                      10,000   9,997
   5.36%, 4/15/08                            8,000   8,000
   5.35%, 5/15/08, FRN                      10,000  10,000
  Dorada Finance, Inc., /(1)/
   4.79%, 12/27/07, FRN                     10,000  10,000
   5.32%, 5/27/08                            5,000   5,000
  Links Finance LLC, MTN, FRN, /(1)/
   4.66%, 12/5/07                           10,000  10,000
   4.64%, 12/7/07                            8,000   8,000
   5.21%, 1/14/08                           10,000  10,000
  Sigma Finance, Inc., MTN, /(1)/
   4.83%, 12/1/07, FRN                      15,000  15,000
   4.64%, 12/17/07, FRN                     10,000  10,000
   5.66%, 12/17/07, FRN                     10,000  10,000
   5.35%, 5/19/08                           10,000  10,000
  Whistlejacket Capital LLC, FRN, /(1)/
   5.11%, 1/23/08                           15,000  14,998
  White Pine Finance, FRN, /(1)/
   5.15%, 1/22/08                           10,000   9,999
----------------------------------------------------------
                                                   190,992
----------------------------------------------------------
Total Corporate Notes/Bonds
----------------------------------------------------------
(Cost $596,988)                                    596,988
----------------------------------------------------------

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9   LIQUID ASSETS PORTFOLIO

                                                        SCHEDULE OF INVESTMENTS


LIQUID ASSETS PORTFOLIO continued                             NOVEMBER 30, 2007


                                                 PRINCIPAL
                                                  AMOUNT   VALUE
                                                  (000S)   (000S)
EURODOLLAR TIME DEPOSITS - 27.0%
Domestic Depository Institutions - 10.6%
  Bank of America, Toronto, Canada,
   4.63%, 12/3/07                                  $70,000 $70,000
  Fifth Third Bank, Grand Cayman,
   4.63%, 12/3/07                                   45,447  45,447
  Key Bank, N.A., Grand Cayman,
   4.69%, 12/3/07                                   47,087  47,087
  Regions Bank, Grand Cayman,
   4.72%, 12/3/07                                   85,000  85,000
  Wells Fargo Bank, N.A., San Francisco,
   Grand Cayman,
   4.56%, 12/3/07                                   48,000  48,000
------------------------------------------------------------------
                                                           295,534
------------------------------------------------------------------
Foreign Depository Institutions - 16.4%
  ABN AMRO Bank, Amsterdam, Netherlands,
   4.69%, 12/3/07                                   33,000  33,000
  Banco Popular Espanol, Madrid,
   5.55%, 12/19/07                                  10,000  10,000
  Banco Santander Centrale, Madrid,
   4.70%, 12/3/07                                   55,000  55,000
   5.53%, 1/4/08                                    20,000  20,000
  CALYON, Grand Cayman,
   4.70%, 12/3/07                                   50,000  50,000
  Canada Imperial Bank of Commerce,
   Grand Cayman,
   4.75%, 12/3/07                                  100,000 100,000
  Dexia Bank Belgium, Brussels,
   4.70%, 12/3/07                                  100,000 100,000
  HSBC Paris, France,
   4.69%, 12/3/07                                   52,000  52,000
  ING Bank, Amsterdam,
   4.78%, 2/6/08                                    10,000  10,000
  Royal Bank of Canada, Grand Cayman,
   4.94%, 12/3/07                                   30,000  30,000
------------------------------------------------------------------
                                                           460,000
------------------------------------------------------------------
Total Eurodollar Time Deposits
------------------------------------------------------------------
(Cost $755,534)                                            755,534
------------------------------------------------------------------
------------------------------------------------------------------
MUNICIPAL INVESTMENTS - 1.3%
Administration of Environmental and Housing Programs - 0.6%
  State of Texas G.O. Taxable VRDB,
   Veterans' Land, Series 2000A,
   4.85%, 12/10/07                                  18,010  18,010
------------------------------------------------------------------
Educational Services - 0.2%
  Savannah, Georgia, College of Art and Design,
   Taxable Revenue Bonds,
   Series 2004
   (Bank of America N.A. LOC),
   4.85%, 12/10/07                                   5,200   5,200
------------------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT    VALUE
                                                    (000S)    (000S)
MUNICIPAL INVESTMENTS - 1.3% - continued
Executive, Legislative and General Government - 0.2%
  Cook County, Illinois, G.O.
   Taxable Bonds, Series 2004D,
   4.86%, 12/10/07                                    $5,000    $5,000
----------------------------------------------------------------------
Water Services - 0.3%
  Olivenhain, California Municipal Water District
   COP Taxable VRDB, Series 2002
   (Bank of America N.A. LOC),
   4.86%, 12/10/07                                     6,840     6,840
----------------------------------------------------------------------
Total Municipal Investments
----------------------------------------------------------------------
(Cost $35,050)                                                  35,050
----------------------------------------------------------------------
----------------------------------------------------------------------
Investments, at Amortized Cost ($2,493,677)                  2,493,677
----------------------------------------------------------------------
----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 11.4%
(Collateralized at a minimum of 102%) /(2)/
Joint Repurchase Agreements - 1.8%
  Morgan Stanley & Co., Inc.,
   dated 11/30/07, repurchase price $22,057
   3.05%, 12/3/07                                     22,051    22,051
  Societe Generale,
   New York Branch, dated 11/30/07,
   repurchase price $11,028
   3.10%, 12/3/07                                     11,026    11,026
  UBS Securities LLC, dated 11/30/07,
   repurchase price $16,543
   3.10%, 12/3/07                                     16,538    16,538
----------------------------------------------------------------------
                                                                49,615
----------------------------------------------------------------------
(Collateralized at a minimum of 102%) /(3)/
Repurchase Agreements - 9.6%
  Citigroup Global Markets, Inc.,
   dated 11/30/07,
   repurchase price $130,050
   4.63%, 12/3/07                                    130,000   130,000
  Credit Suisse First Boston Corp.,
   dated 11/30/07,
   repurchase price $45,017
   4.61%, 12/3/07                                     45,000    45,000

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 10  LIQUID ASSETS PORTFOLIO

                                                        SCHEDULE OF INVESTMENTS


LIQUID ASSETS PORTFOLIO continued                             NOVEMBER 30, 2007


                                            PRINCIPAL
                                             AMOUNT     VALUE
                                             (000S)     (000S)
REPURCHASE AGREEMENTS - 11.4% - continued
(Collateralized at a minimum of 102%) /(3)/
Repurchase Agreements - 9.6% - continued
  HSBC Securities U.S.A., Inc.,
   dated 11/30/07,
   repurchase price $95,037
   4.63%, 12/3/07                             $95,000    $95,000
-----------------------------------------------------------------
                                                         270,000
-----------------------------------------------------------------
Total Repurchase Agreements
-----------------------------------------------------------------
(Cost $319,615)                                          319,615
-----------------------------------------------------------------
-----------------------------------------------------------------
Total Investments - 100.5%
-----------------------------------------------------------------
(Cost $2,813,292) /(4)/                                2,813,292
-----------------------------------------------------------------
  Liabilities less Other Assets - (0.5)%                 (15,224)
-----------------------------------------------------------------
NET ASSETS - 100.0%                                   $2,798,068
-----------------------------------------------------------------

 (1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (2) The nature and terms of the collateral received for the joint repurchase agreements are as follows:

                                      COUPON         MATURITY
              NAME                    RATES           DATES
              ----------------------------------------------------
              U.S. Treasury Bonds 2.00% - 12.50% 8/15/14 - 4/15/29
              U.S. Treasury Notes  1.88% - 2.00% 1/15/14 - 7/15/15
              ----------------------------------------------------

 (3) The nature and terms of the collateral received for the repurchase agreements are as follows:

                               COUPON         MATURITY
                      NAME     RATES           DATES
                      ------------------------------------
                      FHLMC 4.50% - 6.43% 10/1/18 - 8/1/37
                      FNMA  5.50% - 6.38%  5/1/21 - 7/1/35
                      ------------------------------------

 (4) The cost for federal income tax purposes was $2,813,292.

 Percentages shown are based on Net Assets.

 At November 30, 2007, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:

                            MATURITY ANALYSIS   %
                            ------------------------
                             0 - 14 Days       56.2%
                             15 - 30 Days      12.0
                             31 - 60 Days      16.5
                             61 - 90 Days       6.8
                             91 - 180 Days      5.6
                             181 - 364 Days     2.9
                            ------------------------
                             Total            100.0%

See Notes to the Financial Statements.


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


ABBREVIATIONS AND OTHER INFORMATION                           NOVEMBER 30, 2007


EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS
------------------------------------------------------------------------

COP                  Certificate of Participation
FHLMC                Freddie Mac
FNMA                 Fannie Mae
FRCD                 Floating Rate Certificates of Deposit
FRCP                 Floating Rate Commercial Paper
FRN                  Floating Rate Notes
FSB                  Federal Savings Bank
G.O.                 General Obligation
LOC                  Letter of Credit
MTN                  Medium Term Notes
VRDB                 Variable Rate Demand Bonds

--------------------------------------------------------------------------------
The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 12  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


NOTES TO THE FINANCIAL STATEMENTS                             NOVEMBER 30, 2007

1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Portfolio. Northern Trust serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, holds securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreement with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2007, as reflected in its accompanying Schedule of Investments.

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are typically allocated among all the portfolios of the Trust in proportion to each portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


NOTES TO THE FINANCIAL STATEMENTS continued                   NOVEMBER 30, 2007


At November 30, 2007, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

                                           UNDISTRIBUTED
                                             ORDINARY
                       Amount in thousands    INCOME*
                       ---------------------------------
                          Liquid Assets       $11,009
                       ---------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, 2006 and 2007 was as follows:

                                         DISTRIBUTED FROM
                                             ORDINARY
                                              INCOME*
                                         -----------------
                     Amount in thousands   2006     2007
                     -------------------------------------
                        Liquid Assets    $116,620 $138,041
                     -------------------------------------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2007, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2007, reduced fees as shown in the accompanying Statement of Operations. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits, if any, are reflected in the Portfolio's Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed for the fiscal year ended November 30, 2007, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation under the placement agency agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio, although the Trust's secretary also serves as legal counsel to the Trust and the independent Trustees and receives legal fees from the Portfolio for those services. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Trustee Fees" on the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The net investment income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan.

5. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 14  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


NOTES TO THE FINANCIAL STATEMENTS continued                   NOVEMBER 30, 2007


Effective December 13, 2007 for the Trust, the revolving bank credit agreement has been lowered to $100,000,000 from the original $150,000,000 noted above.

At November 30, 2007, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2007.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2007, were as follows:

                             PROCEEDS FROM  PAYMENTS FOR   NET INCREASE
       Amounts in thousands*  SHARES SOLD  SHARES REDEEMED IN NET ASSETS
       -----------------------------------------------------------------
           Liquid Assets      $10,693,040   $(10,322,251)    $370,789
       -----------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2006, were as follows:

                      PROCEEDS                PAYMENTS FOR
       Amounts in       FROM     REINVESTMENT    SHARES    NET INCREASE
       thousands*    SHARES SOLD OF DIVIDENDS   REDEEMED   IN NET ASSETS
       -----------------------------------------------------------------
       Liquid Assets $10,024,934     $48      $(9,902,865)   $122,117
       -----------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. Recent SEC guidance allows implementing FIN 48 in the portfolio NAV calculation as late as the portfolio's last NAV calculation in the first semiannual financial statement reporting period. As a result, the Portfolio will reflect implementation of FIN 48 in its semiannual report on May 31, 2008.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolio's financial statements and financial disclosures, if any.

8. TAX INFORMATION (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years beginning after December 31, 2004 and before January 1, 2008. The Trust designates 100% of its Qualified Interest Income (QII) for the fiscal year ended November 30, 2007.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Northern Institutional Funds Shareholders and Board of Trustees:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the "Portfolio") of the Northern Institutional Funds as of November 30, 2007, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2007 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2007, the results of its operations, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 18, 2008

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 16  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


FUND EXPENSES                                     NOVEMBER 30, 2007 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2007 through November 30, 2007.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/07 - 11/30/07" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSE
                        EXPENSE   VALUE    VALUE         PAID*
                         RATIO   6/1/07   11/30/07  6/1/07 -11/30/07
           ---------------------------------------------------------
           Actual        0.10%  $1,000.00 $1,026.20      $0.51
           Hypothetical  0.10%  $1,000.00 $1,024.57      $0.51**
           ---------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

**Hypothetical expenses are based on the Portfolio's actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS                                         NOVEMBER 30, 2007


Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 60 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 38 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800-637-1380.

NON-INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL    PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/        FIVE YEARS                          HELD BY TRUSTEE
-------------------------------------------------------------------------------------------

  William L. Bax          . Managing Partner of               .Andrew Corporation (a
  Age: 64                   PricewaterhouseCoopers - Chicago   manufacturer of radio
  Trustee since 2005        (an accounting firm) from 1997     frequency equipment);
                            to 2003;                          .Arthur J. Gallagher & Co.
                          . Director of Big Shoulders Fund     (an insurance brokerage
                            since 1997;                        company).
                          . Director of Children's Memorial
                            Hospital since 1997;
                          . Trustee of DePaul University
                            since 1998;
                          . Director of Andrew Corporation
                            since 2006;
                          . Director of Arthur J. Gallagher
                            & Co. since 2006;
                          . Director of Sears Roebuck & Co.
                            (a retail company) from 2003 to
                            2005.
-------------------------------------------------------------------------------------------

  Richard G. Cline/(3)/   . Chairman and President of         .PepsiAmericas (a soft drink
  Age: 72                   Hawthorne Investors, Inc. (a       bottling company);
  Chairman since 2002;      management advisory services and  .Ryerson Inc. (a metals
  Trustee since 2000        private investment company)        distribution company).
                            since 1996;
                          . Managing Member of Hawthorne
                            Investments, LLC (a private
                            investment company) since 2001;
                          . Managing Member of Hawthorne
                            Investments II, LLC (a private
                            investment company) since 2004;
                          . Director of Colorado Banking
                            Co., Inc. since 2006.
-------------------------------------------------------------------------------------------

  Edward J. Condon, Jr.   . Chairman and CEO of The Paradigm  .None
  Age: 67                   Group, Ltd. (a financial
  Trustee since 2000        adviser) since 1993;
                          . Principal and Co-Founder of
                            Paradigm Capital, Ltd. since
                            1996;
                          . Senior Partner of NewEllis
                            Ventures since 2001;
                          . Member of the Board of Managers
                            of The Liberty Hampshire
                            Company, LLC (a receivable
                            securitization company) from
                            1996 to 2001;
                          . Director of Financial Pacific
                            Company (a small business
                            leasing company) from 1998 to
                            2004;
                          . Member and Director of the
                            Illinois Venture Capital
                            Association since 2001;
                          . Trustee at Dominican University
                            from 1996 to 2005;
                          . Member of the Board of Directors
                            of the Chicago Children's Museum
                            since 2001;
                          . Member of the Board of Governors
                            of the Metropolitan Club since
                            2003;
                          . Member of the Advisory Board of
                            AAVIN Equity Partners since 2005;
                          . Chairman of the Nominating
                            Committee of Girl Scouts of
                            Chicago from 1993 to 2003;
                          . Member of the National Advisory
                            Board of National Domestic
                            Violence Hotline since 2005;
                          . Member of the Board of Directors
                            at LightBridge Healthcare
                            Research Inc. since 2006.
-------------------------------------------------------------------------------------------

  Sharon Gist Gilliam     . CEO of Chicago Housing Authority  .None
  Age: 64                   since 2006;
  Trustee since 2001      . Executive Vice President of
                            Unison-Maximus, Inc. (an
                            aviation and governmental
                            consulting company) from 1989 to
                            2005;
                          . Principal/Officer/Director, UCG
                            Associates, Inc. (an aviation
                            consulting firm) from 2005 to
                            2006.
-------------------------------------------------------------------------------------------


          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 18  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued                               NOVEMBER 30, 2007


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Sandra Polk Guthman            . CEO of Polk Bros. Foundation (an  .None
Age: 63                          Illinois
Trustee since 2000               not-for-profit corporation)
                                 since 1993;
                               . Director of MBIA Insurance Corp.
                                 of Illinois (a municipal
                                 bond insurance company) since
                                 1994.
---------------------------------------------------------------------------------------------------

Michael E. Murphy              . President of Sara Lee Foundation  .Coach, Inc.;
Age: 71                          (philanthropic                    .GATX Corporation (a railcar
Trustee since 1998               organization) from 1997 to 2001.   leasing and financial services
                                                                    company).
---------------------------------------------------------------------------------------------------

Richard P. Strubel/(3)/        . Vice Chairman and Director of     .Gildan Activewear, Inc. (an
Age: 68                          Cardean Learning Group (formerly   athletic clothing marketing
Trustee since 2000               UNext, Inc.) (a provider of        and manufacturing
                                 educational services via the       company);
                                 Internet) since 2003;             .Goldman Sachs Mutual Fund
                               . President, Chief Operating         Complex (97 portfolios);
                                 Officer and Director of UNext,    .Goldman Sachs Closed-End
                                 Inc. from 1999 to 2003.            Funds (2 portfolios).
INTERESTED TRUSTEES
NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL         PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
FUNDS TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------

Mary Jacobs Skinner, Esq./(4)/ . Partner in the law firm of        .None
Age: 50                          Sidley Austin, LLP.
Trustee since 1998
---------------------------------------------------------------------------------------------------

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)Mr. Cline, Chairman of the Board of Northern Institutional Funds, retired from the Board pursuant to the retirement provisions of Northern Institutional Funds' by-laws as of December 31, 2007. As of January 1, 2008, Mr. Strubel became Chairman of the Board of Northern Institutional Funds.

(4)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS continued                               NOVEMBER 30, 2007


OFFICERS OF THE TRUST/(1)/
NAME, ADDRESS, AGE,
POSITIONS HELD WITH FUNDS
AND LENGTH OF SERVICE AS
NORTHERN INSTITUTIONAL FUNDS        PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------

Lloyd A. Wennlund                   . Executive Vice President since
Age: 50                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989;
                                      Director, Northern Trust Global
                                      Advisors, Inc.
-----------------------------------------------------------------------

Eric K. Schweitzer                  . Senior Vice President at
Age: 46                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------

Susan J. Hill                       . Chief Compliance Officer of
Age: 51                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------

Debra A. Mairs                      . Vice President and Director of
Age: 45                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A.; Vice
Chicago, IL 60603                     President, Director of
Anti-Money Laundering                 Compliance and CCO of Northern
Compliance Officer since 2006         Trust Securities, Inc. since
                                      2006; Vice President of Northern
                                      Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------

Brian P. Ovaert                     . Executive Vice President and
Age: 46                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------

Randal Rein                         . Vice President of Fund
Age: 37                               Administration of The Northern
50 South LaSalle Street               Trust Company since 2007; Second
Chicago, IL 60603                     Vice President of Fund
Assistant Treasurer since 2007        Administration of The Northern
                                      Trust Company from 2002 to 2007;
                                      Manager of Fund Administration
                                      of The Northern Trust Company
                                      from 2001 to 2002.
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Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 56                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP, from 1994 to
Philadelphia, PA 19103-6996           2002.
Secretary since 2006
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Linda J. Hoard, Esq.                . Senior Counsel and Senior Vice
Age: 60                               President at PFPC Inc. since
99 High Street, 27th Floor            1998.
Boston, MA 02110
Assistant Secretary since 1999
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

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 20  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO


FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800-SEC-0330.

PROXY VOTING

Northern Institutional Funds' Proxy Voting Policies and Procedures and the Fund's portfolio securities voting record for the 12-month period ended June 30 are available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800-637-1380.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21  LIQUID ASSETS PORTFOLIO

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) The registrant has not amended its Code of Ethics during the period covered by this report.

(c) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its Audit Committee. William L. Bax is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP ("E&Y"), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

                                             2007                                              2006
                       ------------------------------------------------- -------------------------------------------------
                                        All fees and     All other fees                   All fees and     All other fees
                       All fees and     services to       and services   All fees and     services to       and services
                       services to        service          to service    services to        service          to service
                        the Trust        affiliates      affiliates that  the Trust        affiliates      affiliates that
                        that were        that were           did not      that were        that were           did not
                           pre-             pre-          require pre-       pre-             pre-          require pre-
                         approved         approved          approval       approved         approved          approval
                       ------------    ------------      --------------- ------------    ------------      ---------------
(a) Audit Fees........   $378,400            N/A               N/A         $360,800            N/A               N/A
(b) Audit-Related Fees   $      0        $     0              $  0         $      0        $     0              $  0
(c) Tax Fees..........   $ 61,600/(1)/   $     0              $  0         $ 57,200/(1)/   $     0              $  0
(d) All Other Fees....   $      0        $49,500/(2)(3)/      $  0         $      0        $49,000/(2)(3)/      $  0

(1) Federal and State tax return review, Excise tax return review.

(2) Agreed upon procedures relating to transfer agent. ($21,500 and $21,000 for fiscal year 2007 and 2006, respectively.)

(3) Subscription to online technical support for research on specific Accounting tax, and technical matters. ($28,000 and $28,000 for fiscal year 2007 and 2006, respectively.)

"Service affiliates" as it relates to the aggregate "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees" that were billed by E&Y for the fiscal years ended November 30, 2007 and November 30, 2006 are Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant. Audit-Related Fees are fees for assurance and related services provided by E&Y that are reasonably related to the performance of the audit of the registrant's financial statements, but not reported as Audit Fees. Tax Fees are fees for professional services rendered by E&Y for tax compliance, tax advice and tax planning. "All Other Fees" are for products and services provided by E&Y other than those reported as Audit, Audit-Related or Tax Fees.

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005 and August 3, 2006, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be:
(a) pre-approved by the registrant's Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee or the registrant's designated Audit Committee Financial Expert (if any), provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(b)-4(d), the registrant's Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant's last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $111,100 and $106,200 for 2007 and 2006, respectively.

Item 4(h): Non-Audit Services and Independent Accountant's Independence

The registrant's Audit Committee has considered whether the provision of non-audit services to service affiliates, not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the registered public accountant's independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under
Item 1 of this report on Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.EXHIBITS.

(a)(1) Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Institutional Funds

By (Signature and Title) /s/ Lloyd A. Wennlund
                         --------------------------
                         Lloyd A. Wennlund,
                         President
                         (Principal Executive
                         Officer)

Date: February 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Lloyd A. Wennlund
                         --------------------------
                         Lloyd A. Wennlund,
                         President
                         (Principal Executive
                         Officer)

Date: February 6, 2008

By (Signature and Title) /s/ Randal Rein
                         --------------------------
                         Randal Rein, Assistant
                         Treasurer
                         (Acting Principal
                         Financial and Accounting
                         Officer)

Date: February 6, 2008